As filed with the Securities and Exchange Commission on October 27, 2017

File No. 33-8982

ICA No. 811-4852

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 156	☒

And

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 157

Victory Portfolios

(Exact name of Registrant as Specified in Trust Instrument)

4900 Tiedeman Road, 4th Floor

Brooklyn, Ohio 44114

(Address of Principal Executive Office)

(800) 539-3863

(Area Code and Telephone Number)

Copy to:

Charles Booth	Christopher K. Dyer	Jay G. Baris
Citi Fund Services Ohio, Inc.	Victory Portfolios	Morrison & Foerster LLP
4400 Easton Commons, Suite 200	4900 Tiedeman Road	250 West 55th Street
Columbus, Ohio 43219	Brooklyn, OH 44144	New York, New York 10019
(Name and Address of Agent for
Service)

Approximate Date of Proposed Public Offering:  As soon as practicable after this registration statement becomes effective.

It is proposed that this filing will become effective:

☐	Immediately upon filing pursuant to paragraph (b)
☒	On (November 1, 2017) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

November 1, 2017

Prospectus

Victory Integrity Discovery Fund

Class A	MMEAX
Class C	MMECX
Class R	MMERX
Class Y	MMEYX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

VictoryFunds.com
800-539-FUND
(800-539-3863)

Victory Funds

Fund Summary

    Investment Objective

    Fund Fees and Expenses

    Principal Investment Strategy

    Principal Risks

    Investment Performance

    Management of the Fund

    Purchase and Sale of Fund Shares

    Tax Information

    Payments to Broker-Dealers and Other Financial Intermediaries

Additional Fund Information

    Investments

Organization and Management of the Fund

Investing with Victory

    Share Price

    Choosing a Share Class

    Information About Fees

    How to Buy Shares

    How to Exchange Shares

    How to Sell Shares

Distributions and Taxes

Important Fund Policies

Other Service Providers

Financial Highlights

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Integrity Discovery Fund Summary

Investment Objective

The Fund seeks to provide capital appreciation.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your Investment Professional, in Investing with Victory on page 12 and in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries of the Fund's Prospectus. You may also find information about these discounts in Additional Purchase, Exchange and Redemption Information on page 44 of the Fund's Statement of Additional Information ("SAI").

Shareholder Fees (paid directly from your investment)	Class A	Class C	Class R	Class Y
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE[1]	1.00%[2]	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	1.00%	0.50%	0.00%
Other Expenses	0.30%	0.36%	1.06%	0.38%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.57%	2.38%	2.58%	1.40%
Fee Waiver/Expense Reimbursement	0.00%	0.00%	(0.48)%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	1.57%	2.38%	2.10%	1.40%

1  A contingent deferred sales charge of 0.75% may be imposed on Class A shares purchased as part of an investment of $1,000,000 or more that were not subject to an initial sales charge and that are redeemed within 12 months of purchase. See Choosing a Share Class in the Prospectus.

2  Applies to shares sold within 12 months of purchase.

3  Victory Capital Management Inc., the Fund's investment adviser, ("Adviser") has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses of Class R shares of the Fund (excluding Acquired Fund Fees and Expenses and certain items such as interest, taxes and brokerage commissions) do not exceed the 2.08% until at least October 31, 2018. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) recoupment. This agreement may only be terminated by the Fund’s Board of Trustees.

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The amounts shown reflect the fee waiver/expense reimbursement in place through the expiration date. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$726	$1,042	$1,381	$2,335
Class C (If you sell your shares at the end of the period.)	$341	$742	$1,270	$2,716
Class R	$213	$757	$1,327	$2,879
Class Y	$143	$443	$766	$1,680

The following example makes the same assumptions as the example above, except that it assumes you do not sell your Class C shares at the end of the period.

	1 Year	3 Years	5 Years	10 Years
Class C	$241	$742	$1,270	$2,716

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover will generally indicate higher transaction costs, resulting in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 110% of the average value of its portfolio.

Principal Investment Strategy

The Adviser pursues the Fund's investment objective by investing, under normal circumstances, at least 80% of the Fund's net assets in equity securities (i.e., common stocks, preferred stocks, convertible securities and rights and warrants) of micro-capitalization companies. Micro-capitalization companies means those companies with market capitalizations lower than the largest company in the bottom 75% (based on index weightings) of the Russell 2000® Index, which as of September 30, 2017 included companies with market capitalizations below $3 billion.

The Fund focuses on undiscovered, small-sized companies in its attempt to provide investors with potentially higher returns than a fund that invests primarily in larger, more established companies. Since micro-capitalization companies are generally not as well known to investors and have less of an investor following than larger companies, the Adviser believes these inefficiencies in the marketplace may provide higher returns.

When selecting securities to invest in, the Adviser seeks out companies that appear to be undervalued according to certain financial measurements of their intrinsic net worth or business prospects. The Adviser chooses the Fund's investments by employing a value-oriented approach that focuses on securities that offer value with improving investor sentiment. The Adviser finds these value-oriented investments by, among other things: (i) rigorously analyzing the company's financial characteristics and assessing the quality of the company's management; (ii) considering comparative price-to-book, price-to-sales and price-to-cash flow ratios; and (iii) analyzing cash flows to identify stocks with the most attractive potential returns.

Although the Fund will be invested primarily in domestic securities, up to 25% of the Fund's assets may be invested in foreign securities, including depositary receipts such as American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs).

From time to time, due to changes in sector weights of the benchmark index, the Fund's investments can be more focused in companies in one or more economic sectors, such as the financials sector.

The Adviser regularly reviews the Fund's investments and will sell securities when the Adviser believes the securities are no longer attractive because (i) of price appreciation, (ii) of a significant change in the fundamental outlook of the company or (iii) other investments available are considered to be more attractive.

Principal Risks

The Fund's investments are subject to the following principal risks:

  Equity Risk. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company's earnings or dividends may not increase as expected. Price changes may be temporary or last for extended periods.
  Foreign Securities Risk. Foreign securities (including ADRs and GDRs) could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.
  Management Risk. The Adviser may not execute the Fund's principal investment strategy effectively.
  Sector Risk. To the extent the Fund focuses in one or more sectors, such as the financials sector, market or economic factors impacting those sectors could have a significant effect on the value of the Fund's investments and could make the Fund's performance more volatile. The values of companies in the financials sector are particularly vulnerable to economic downturns and changes in government regulation and interest rates.
  Small Capitalization Stock Risk. Smaller, less seasoned companies may lose market share or profits to a greater extent than larger, more established companies. Since micro-cap company stocks typically have narrower markets and are traded in lower volumes than larger company stocks, they may be more difficult to purchase and sell.
  Stock Market Risk. Overall stock market risks may affect the value of the Fund. Factors such as domestic and international economic growth and market conditions, interest rate levels and political events affect the securities markets.
  Value Investing Risk. Value stocks may fall out of favor with investors and may underperform growth stocks in an up market. The intrinsic value of value stocks may never be fully recognized by the market or their price may decline.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A, C, R and Y shares of the Fund, including applicable maximum sales charges, compare to a broad measure of market performance. Performance data for the classes varies based on differences in their fee and expense structures. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at VictoryFunds.com.

Performance of Class A, C, R and Y shares reflects the historical performance prior to October 31, 2014 of, respectively, the Class A, C, R and Y shares of the Munder Micro-Cap Equity Fund, a series of Munder Series Trust (the predecessor to the Fund managed by Munder Capital Management ("Munder Micro-Cap Fund")). The Fund's performance has not been restated to reflect any differences in the expenses of the Munder Micro-Cap Fund. The Munder Micro-Cap Fund commenced operations, and Class A and Y shares were first offered on, December 26, 1996. Class C shares were first offered on March 31, 1997 and Class R shares were first offered on July 29, 2004.

Calendar Year Returns for Class Y Shares

(The annual return in the bar chart is for the Fund's least expensive class of shares, Class Y shares. Due to differing charges and expenses, the performance of classes not shown in the bar chart will differ.)

The year-to-date total return of the Fund's Class Y shares as of September 30, 2017 was 8.27%.

Highest Quarter	29.30% (quarter ended June 30, 2009)
Lowest Quarter	-26.53% (quarter ended December 31, 2008)

Average Annual Total Returns (For the Periods Ended December 31, 2016)	1 Year	5 Years	10 Years
CLASS Y Before Taxes	29.34%	18.67%	7.29%
CLASS Y After Taxes on Distributions	28.24%	16.38%	5.80%
CLASS Y After Taxes on Distributions and Sale of Fund Shares	17.52%	14.85%	5.63%
CLASS A Before Taxes	21.68%	16.98%	6.39%
CLASS C Before Taxes	27.09%	17.46%	6.21%
CLASS R Before Taxes	28.43%	17.96%	6.70%
INDEX
Russell Microcap® Value Index Index returns reflect no deduction for fees, expenses, or taxes.	30.59%	16.92%	5.26%

After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one share class. The after-tax returns for other classes will vary.

Management of the Fund

Investment Adviser

Victory Capital Management Inc. ("Adviser") serves as the Fund's investment adviser. The portfolio managers primarily responsible for day-to-day management of the Fund are members of the Adviser's Integrity Asset Management ("Integrity") investment team (referred to as an investment franchise).

Portfolio Managers

Daniel J. DeMonica is a Senior Portfolio Manager of Integrity, and has been a Portfolio Manager of the Fund (including its predecessor fund) since 2011.

Mirsat Nikovic is a Portfolio Manager of Integrity and has been a Portfolio Manager of the Fund (including its predecessor fund) since 2013.

Sean A. Burke is a Portfolio Manager of Integrity and has been a Portfolio Manager of the Fund since 2015.

Purchase and Sale of Fund Shares
Investment Minimums	Class A	Class C	Class R	Class Y
Minimum Initial Investment	$2,500	$2,500	NONE	$1,000,000
Minimum Subsequent Investments	$50	$50	NONE	NONE

For Class A and Class C Shares a $1000 minimum purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, and automatic investment plans.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value ("NAV") after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.

Tax Information

The Fund's distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Additional Fund Information

Victory Capital Management Inc., which we refer to as the "Adviser" throughout the Prospectus, manages the Fund.

The Integrity Discovery Fund (the "Fund") is managed by the Adviser, who also manages other funds, each having distinct investment management objectives, strategies, risks, and policies. Together, these funds are referred to in this Prospectus as the "Victory Funds" or, more simply, the "Funds."

The following section describes additional information about the principal investment strategy the Fund will use under normal market conditions to pursue its investment objective, as well as any secondary strategies the Fund may use, and the related risks. This Prospectus does not attempt to describe all of the various investment techniques and types of investments that the Adviser may use in managing the Fund. The SAI includes more information about the Fund, its investments, and the related risks. Keep in mind that for cash management purposes, the Fund may hold all or a portion of its assets in cash, short-term money market instruments or shares of other investment companies. This may reduce the benefit from any upswing in the market and may cause the Fund to fail to meet its investment objective.

The Fund will not change its policy of investing at least 80% of its net assets in the securities of micro-capitalization companies unless it notifies shareholders at least 60 days in advance. For purposes of the Fund's investment strategy, "net assets" includes any borrowings for investment purposes.

If you would like to receive additional copies of any materials, please call the Victory Funds at 800-539-FUND (800-539-3863) or please visit VictoryFunds.com.

Investments

The following describes the types of securities the Fund may purchase under normal market conditions to achieve its principal investment strategy. The Fund will not necessarily buy all of the securities listed below.

U.S. Equity Securities

Can include common stock, preferred stock, and securities that are convertible or exchangeable into common stock of U.S. corporations.

Foreign Securities

Can include common stock and convertible preferred stock of non-U.S. corporations. Also may include American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs), which are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign corporations, and exchange-traded funds ("ETFs") that invest in foreign corporations.

The Adviser may use other types of investment strategies in pursuing the Fund's overall investment objective. The following describes the types of securities that the Adviser may purchase or investment techniques the Adviser may employ that are not considered to be a part of the Fund's principal investment strategies. Additional securities and techniques are described in the Fund's SAI.

Derivatives

From time to time, the Fund may enter into futures contracts and write covered call options. Derivative instruments are financial contracts whose value is based on an underlying security or asset, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, and forward currency exchange contracts. The Fund may, but is not required to, use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another), for cash management (attempting to remain fully invested while maintaining liquidity) or to gain exposure to an investment in a manner other than investing in the asset directly. Hedging may relate to a specific investment, a group of investments, or a Fund's portfolio as a whole. The Fund will not use derivatives for speculative purposes.

Initial Public Offerings (IPOs)

The Fund may invest in initial public offerings (IPOs). It is uncertain whether IPOs will be available for investment by the Fund or what impact, if any, they will have on the Fund's performance.

Investment Companies

The Fund may invest in securities of other investment companies, including ETFs, if those companies invest in securities consistent with the Fund's investment objective and policies. ETFs are investment companies the shares of which are bought and sold on a securities exchange.

Real Estate Investment Trusts (REITs)

The Fund may invest in real estate investment trusts (REITs), which are securities representing a pool of real estate or mortgages or both.

Securities Lending

To enhance the return on its portfolio, the Fund may lend portfolio securities to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board. Each loan will be secured continuously by collateral in the form of cash, high quality money market instruments or securities issued by the U.S. government or its agencies or instrumentalities.

Risk Factors

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

The following describes the principal risks that you may assume as an investor in the Fund.

General risks
  Market risk is the risk that the market value of a security may decline in response to developments affecting individual companies and/or general economic conditions. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.
  Manager risk is the risk that the Fund's portfolio manager may implement its investment strategy in a way that does not produce the intended result.
  Stock selection risk is the risk that the value of the Fund's investments may decline if the particular companies in which the Fund invests do not perform well in the market. The Adviser's investment strategy seeks to control risk by adhering to portfolio constraints relative to the Fund's benchmark. As a result, the Fund may be particularly susceptible to a general decline in the micro-capitalization sector of the U.S. stock market.

Equity risk
  The value of an equity security will fluctuate in response to changes in earnings or other conditions affecting the issuer's profitability or in general market conditions. Unlike debt securities, which have preference to a company's assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations.

Value investing risk
  Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisers using this approach generally select stocks at prices that are, in their view, temporarily low relative to the company's earnings, assets, cash flow and dividends. Value investing is subject to the risk that a stock's intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced.

Micro-cap stock risk
  Micro-cap companies often have more limited managerial and financial resources than larger, more established companies and, therefore, may be more susceptible to market downturns or changing economic conditions. Prices of small companies tend to be more volatile than those of larger companies and small issuers may be subject to greater degrees of changes in their earnings and prospects. Since small company stocks typically have narrower markets and are traded in lower volumes than larger company stocks, they may be more difficult to purchase and sell.

Foreign investments risk
  Foreign securities, including ADRs and GDRs, tend to be more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates. In addition, during periods of social, political or economic instability in a country or region, the value of a foreign security could be affected by, among other things, increasing price volatility, illiquidity or the closure of the primary market on which the security is traded. In addition to foreign securities, the Fund may be exposed to foreign markets as a result of the Fund's investments in U.S. companies that have international exposure.

Sector focus risk
  To the extent the Fund focuses in one or more sectors, market or economic factors impacting those sectors could have a significant effect on the value of the Fund's investments. Additionally, the Fund's performance may be more volatile when the Fund's investments are focused in a particular sector. Since benchmark sector weights influence the Fund's sector exposure, the Fund may tend to be more heavily weighted in companies in the financials sector. The values of companies in the financials sector are particularly vulnerable to economic downturns and changes in government regulation and interest rates.

Stock market risk
  Stock market risk refers to the fact that stock (equity securities) prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline. A slower-growth or recessionary economic environment could have an adverse effect on stock prices. Consequently, a broad-based market drop may also cause a stock’s price to fall. Portfolio securities may also decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, or due to factors affecting particular industries represented in the securities markets, such as competitive conditions. Changes in the financial condition of a single issuer can impact a market as a whole, and adverse market conditions may be prolonged and may not have the same impact on all types of securities. In addition, the markets may not favor a particular kind of security, including equity securities. Values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

The Adviser may use several types of investment strategies in pursuing the Fund's overall investment objective. The following risks are those that the Adviser does not consider to be principal risks of the Fund. Additional risks are included in the Fund's SAI.

Derivatives risk
  Derivatives, such as futures contracts and options on futures contracts, are subject to the risk that small price movements can result in substantial gains or losses. Derivatives also entail exposure to counterparty risk, the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant securities, assets or indices. The Fund "covers" its exposure to certain derivative contracts by segregating or designating liquid assets on its records sufficient to satisfy current payment obligations, which may expose the Fund to the market through both the underlying assets subject to the contract and the assets used as cover. The use of derivatives may cause the Fund to incur losses greater than those that would have occurred had derivatives not been used.

Investment company risk
  The Fund's ability to achieve its investment objective may be directly related to the ability of an Underlying Fund held by the Fund to meet its investment objectives. In addition, shareholders of the Fund will indirectly bear the fees and expenses of the Underlying Fund.

IPO risk
  Investments in IPOs may result in increased transaction costs and expenses and the realization of short-term capital gains and distributions. In addition, in the period immediately following an IPO, investments may be subject to more extreme price volatility than that of other equity investments. The Fund may lose all or part of its investments if the companies making their IPOs fail and their product lines fail to achieve an adequate level of market recognition or acceptance.

REIT risk
  Investing in REITs involves many of the risks of investing directly in real estate such as declining real estate values, changing economic conditions and increasing interest rates. Investments in securities of REITs entails additional risks because REITs depend on specialized management skills, may invest in a limited number of properties and may concentrate in a particular region or property type.

Securities lending risk
  The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (1) the inability of the borrower to return the securities, (2) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (3) a delay in recovery of the securities, or (4) the loss of rights in the collateral should the borrower fail financially. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral. In determining whether to lend securities, the Adviser or the Fund's securities lending agent will consider relevant facts and circumstances, including the creditworthiness of the borrower.

An investment in the Fund is not a complete investment program.

Organization and Management of the Fund

The Trust's Board of Trustees has the overall responsibility for overseeing the management of the Fund.

The Investment Adviser

The Trust has an Advisory Agreement with the Adviser. The Adviser is a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser oversees the operations of the Fund according to investment policies and procedures adopted by the Board of Trustees. As of September 30, 2017, the Adviser and its affiliates managed or advised assets totaling in excess of $58.9 billion for individual and institutional clients. The Adviser's address is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144.

The Adviser is a multi-boutique asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. Integrity Asset Management ("Integrity") is the investment franchise responsible for the day-to-day investment management of the Fund.

For its fiscal year ended June 30, 2017, the Fund paid advisory fees, before waivers, at an annual rate of 1.00% of the average daily net assets of the Fund.

See "Fund Fees and Expenses" for information about any contractual agreement agreed to by the Adviser to waive fees and/or reimburse expenses with respect the the Fund. From time to time, the Adviser also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to the Fund.

A discussion of the Board's most recent considerations in approving the Advisory Agreement is available in the Fund's semi-annual report for the period ended December 31, 2016.

Portfolio Management

Daniel J. DeMonica and Mirsat Nikovic are the Lead Portfolio Managers of the Fund. Sean A. Burke is a Portfolio Manager for the Fund. Lead Portfolio Managers listed for the Fund are, together, jointly responsible for the day-to-day management of the Fund's portfolio.

Mr. DeMonica is a Senior Portfolio Manager of Integrity and has been with the Adviser since 2014. From 2003-2014, Mr. DeMonica was a Senior Portfolio Manager and a Principal of Integrity Asset Management, LLC, where he was a member of portfolio management team of the Fund's predecessor fund since 2011. Mr. DeMonica is a CFA charterholder.

Mr. Nikovic is a Portfolio Manager of Integrity and has been with the Adviser since 2014. From 2007-2014, Mr. Nikovic was a Portfolio Manager of Integrity Asset Management, LLC, where he managed the Fund's predecessor fund since 2013.

Mr. Burke is an Equity Analyst of Integrity and has been with the Adviser since 2014. Prior to that, Mr. Burke was an Equity Analyst with Integrity Asset Management, LLC from 2011-2014 and held other positions with Integrity from 2006-2011.

The Fund's SAI provides additional information about the portfolio managers' method of compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

Investing with Victory

All you need to do to get started is to fill out an application.

If you are looking for a convenient way to open an account or to add money to an existing account, we can help. The sections that follow will serve as a guide to your investments with the Victory Funds. Choosing a Share Class will help you decide whether it would be more to your advantage to buy Class A, C, R or Y shares of the Fund. Class R and Y shares are available for purchase only by eligible shareholders. The following sections describe how to open an account directly with us, how to access information about your account, and how to buy, exchange and sell shares of the Fund. Note, this information will vary if you invest through a third party Investment Professional such as a brokerage firm and will be dependent on that firm's policies and practices. Consult your Investment Professional for specific details.

We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

Share Price

The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the value of your investment.

The Fund calculates its share price, called its net asset value ("NAV"), each business day as of the close of regular trading on the New York Stock Exchange, Inc. ("NYSE"), which is normally 4:00 p.m. Eastern Time. In the event of an emergency or other disruption in trading on the NYSE, the Fund's share price will be determined based upon the close of the NYSE. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is next calculated after you place your order. A business day is a day on which the NYSE is open.

To the extent the Fund's investments include securities that are primarily traded in foreign markets, the value of those securities may change on days when shareholders are unable to purchase and redeem the Fund's shares, such as on weekends or other days when the Fund does not price its shares.

The Fund prices its investments based on market value when market quotations are readily available. When these quotations are not readily available, the Fund will price its investments at fair value according to procedures approved by the Board of Trustees. The Fund will fair value a security when:

  Trading in the security has been halted;
  The market quotation for the security is clearly erroneous due to a clerical error;
  The security's liquidity decreases such that, in the Adviser's opinion, the market quotation has become stale; or
  An event occurs after the close of the trading market (but before the Fund's NAV is calculated) that, in the Adviser's opinion, materially affects the value of the security.

The use of fair value pricing may minimize arbitrage opportunities that attempt to exploit the differences between a security's market quotation and its fair value. The use of fair value pricing may not, however, always reflect a security's actual market value in light of subsequent relevant information, and the security's opening price on the next trading day may be different from the fair value price assigned to the security.

Each class of shares of the Fund calculates its NAV by adding up the total value of the investments and other assets of that class, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the class.

You may be able to find the Fund's NAV each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a fund reaches a specific number of shareholders or level of assets. You may also find the Fund's NAV by calling 800-539-3863 or by visiting the Fund's website at VictoryFunds.com.

Choosing a Share Class

CLASS A

  Front-end sales charge, as described in this section. There are several ways to reduce or eliminate this charge as discussed under Sales Charge Reductions and Waivers for Class A Shares.
  A contingent deferred sales charge (CDSC) may be imposed if you sell your shares within twelve months of their purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A and Class C Shares.
  Class A shares also pay ongoing distribution and/or service (12b-1) fees.
  Lower annual expenses than Class C or Class R shares.

CLASS C

  No front-end sales charge. All your money goes to work for you right away.
  A CDSC may be imposed if you sell your shares within twelve months of their purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A and Class C Shares.
  Class C shares also pay ongoing distribution and/or service (12b-1) fees.
  Higher annual expenses than all other classes of shares.

CLASS R

  No front-end sales charge or CDSC. All your money goes to work for you right away.
  Class R shares pay ongoing distribution and/or service (12b-1) fees.
  Class R shares are only available to certain investors.
  Higher annual expenses than all classes except Class C shares.

CLASS Y

  No front-end sales charge or CDSC. All your money goes to work for you right away.
  Class Y shares do not pay any ongoing distribution and/or service (12b-1) fees.
  Class Y shares are only available to certain investors.
  Lower annual expenses than Class A, Class C or Class R shares.

Share Classes

An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information. Your Investment Professional also can help you decide which share class is best for you. Investment Professionals and other intermediaries may charge fees for their services.

The Fund offers Class A, C, R and Y shares. Each share class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you and your Investment Professional to choose the class that best suits your investment needs. When you purchase shares of the Fund, you must choose a share class.

Deciding which share class best suits your situation depends on a number of factors that you should discuss with your Investment Professional, including: how long you expect to hold your investment, how much you intend to invest, and the total expenses associated with each share class.

The Fund currently offers only the classes of shares described in this Prospectus. At some future date, the Fund may offer additional classes of shares.

Also, not all Victory Funds offer all classes of shares, and some classes of shares are available for purchase only by eligible shareholders.

The Fund reserves the right, without notice, to change the eligibility criteria for purchasing a particular share class. For example, a class of shares may be available to purchase only by retirement plans or by institutional investors. The Fund may also waive any applicable eligibility criteria or investment minimums at its discretion.

The Fund or any class may be terminated at any time for failure to achieve an economical level of assets or for other reasons.

Calculation of Sales Charges for Class A Shares

For historical expense information, see the "Financial Highlights" at the end of this Prospectus.

Class A shares are sold at their public offering price, which is the NAV plus any applicable initial sales charge, also referred to as the "front-end sales load." The sales charge may be reduced or eliminated for larger purchases, as detailed below or as described under Sales Charge Reductions and Waivers for Class A Shares. The investment levels required to obtain a reduced sales charge are commonly referred to as "breakpoints."

All Class A purchases are subject to the terms described herein except for those purchases made through an intermediary specified in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.

In order to obtain a breakpoint discount, you must inform your Investment Professional at the time you purchase shares of the existence of the other Victory accounts or purchases of Victory Funds that are eligible to be linked for the purpose of calculating the initial sales charge. The Fund or your Investment Professional may ask you for records or other information about other Victory Funds held in your Victory accounts and linked accounts, including accounts opened with a different Investment Professional.

The current sales charge rates for Class A shares are listed below:

Your Investment in the Fund	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment
Up to $49,999	5.75%	6.10%
$50,000 up to $99,999	4.50%	4.71%
$100,000 up to $249,999	3.50%	3.63%
$250,000 up to $499,999	2.50%	2.56%
$500,000 up to $999,999	2.00%	2.04%
$1,000,000 and above[1]	0.00%	0.00%

1  A contingent deferred sales charge (CDSC) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed within twelve months of purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions. You may be eligible for a reduction or waiver of this CDSC under certain circumstances. See CDSC Reductions for Class A and Class C Shares and Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries for details.

Sales Charge Reductions and Waivers for Class A Shares

There are several ways you can combine multiple purchases of Class A shares of the Victory Funds to take advantage of reduced sales charges and, in some cases, eliminate sales charges.

In order to obtain a Class A sales charge reduction or waiver, you must provide your Investment Professional, financial intermediary or the Fund's transfer agent, at the time of purchase, with current information regarding shares of any Victory Funds held in other accounts. Such information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate that a sales charge was paid regarding shares of the Victory Funds held in: (i) all accounts (e.g., retirement accounts) with the Victory Funds and your Investment Professional; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse or domestic partner and children under 21).

The availability of a sales charge reduction or waiver discussed below will depend upon whether you purchase your shares directly from the Fund or through a financial intermediary. In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. Different intermediaries may impose different sales loads. These variations are described in Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. Except as described with respect to the intermediaries specified in Appendix A, all Class A shares are subject to the terms stated herein. In order to obtain waivers and discounts that are not available through your intermediary, you will have to purchase Fund shares directly from the Fund or through another intermediary.

You can find additional information regarding sales charges and their reductions, free of charge, at vcm.com/policies, by clicking on Victory Funds Pricing Policies.

You may reduce or eliminate the sales charge in the following cases:

  Your purchase is sufficient to reach a breakpoint (see Calculation of Sales Charges for Class A Shares above);
  If you anticipate purchasing $50,000 or more of shares of the Fund, or in combination with Class A shares of other Victory Funds (excluding those Funds that do not impose a sales charge), within a 13-month period, you may obtain the shares at the same reduced sales charge as though the total quantity were invested in one lump sum. In order to qualify for the reduced sales charge, you must submit a non-binding Letter of Intent (the "Letter") within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. You must start with a minimum initial investment of at least 5.00% of the total amount you intend to purchase. A portion of the shares purchased under the Letter will be held in escrow until the total investment has been completed. In the event you do not complete your commitment set forth in the Letter in the time period specified, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges;
  Rights of Accumulation allow you to add the value of any Class A shares of the Fund that you already own (excluding shares sold without a sales charge) to the amount of your next Class A investment to determine if your additional investment will qualify for a reduced sales charge. The value of the Class A shares you already own will be calculated by using the greater of the current value or the original investment amount. You may be eligible for reduced sales charges on future purchases of Class A shares of the Fund after you have reached a new breakpoint. To determine your reduced sales charge, you can add the value of your Class A shares (or those held by your spouse (including life partner) and your children under age 21), determined at the previous day’s NAV, to the amount of your new purchase, valued at the current offering price. To ensure that the reduced price will be received pursuant to the Fund’s Rights of Accumulation, you or your Investment Professional must inform the Fund’s transfer agent that the Rights apply each time shares are purchased and provide the transfer agent with sufficient information to permit confirmation of qualification;
  The Combination Privilege allows you to combine the value of Class A shares you own in accounts of multiple Victory Funds (excluding shares sold without a sales charge) and in accounts of household members of your immediate family (spouse or domestic partner and children under 21) to achieve a reduced sales charge on your added investment;
  The Reinstatement Privilege permits an investor, within 90 days of a redemption of Class A shares of the Fund, to reinvest all or part of the redemption proceeds in Class A shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. No service charge is currently imposed on reinvestment in Class A shares of the Fund within 90 days of a redemption of Class A shares;
  The Victory Funds will completely waive the sales charge for Class A shares in the following cases:
    Purchases of $1,000,000 or more;
    Purchases by:
      current and retired Victory Fund trustees or officers;
      directors, trustees, employees, and family members of employees of the Adviser or "Affiliated Providers;"1 and registered broker-dealers, financial intermediaries or their agents or affiliates who have agreements with Victory Capital Advisers, Inc., (the "Distributor"), if the shares are purchased for their own account, purchased for retirement plans of their employees or sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;
    Purchases for trust or other advisory accounts established with a financial institution and fee-based investment products or accounts;
    Reinvestment of proceeds from a liquidation distribution of Class A shares of a Victory Fund held in a deferred compensation plan, agency, trust, or custody account;
    Purchases by retirement plans, including Section 401 and 457 plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans. Investors nonetheless may be charged a fee if they effect transactions in Class A shares through a broker or agent;
    Purchases by participants in no transaction fee programs offered by certain broker-dealers (sometimes referred to as "supermarkets");
    Purchases by financial intermediaries who have entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers;
    Investors that have an investment account with the Adviser;
    Purchases by CMS Energy employees participating in a Victory prototype Roth IRA plan by way of payroll deduction from CMS Energy; and
    Individuals who reinvest the proceeds of redemptions from Class I or Class Y shares of a Victory Fund within 60 days of redemption.

1  Affiliated Providers are affiliates and subsidiaries of the Adviser and any organization that provides services to the Trust.

You should inform the Fund or your Investment Professional at the time of purchase of the sales charge waiver category which you believe applies.

CDSC for Class A Shares

A contingent deferred sales charge (CDSC) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed within twelve months of purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions.

More information is available in CDSC Reductions and Waivers for Class A and Class C Shares and Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. All Class A purchases are subject to the terms described herein except for those purchases made through the intermediaries specified in Appendix A.

CDSC for Class C Shares

You will pay a 1.00% CDSC on any Class C shares you sell within twelve months of purchase. The CDSC is based on the current value of the shares being sold or their NAV when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. There is no CDSC imposed when you exchange your shares for Class C shares of another Victory Fund; however, your exchange is subject to the same CDSC schedule that applied to your original purchase.

An investor may, within 90 days of a redemption of Class C shares, reinvest all or part of the redemption proceeds in the Class C shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. Class C share proceeds reinvested do not result in a refund of any CDSC paid by the shareholder, but the reinvested shares will be treated as CDSC exempt upon reinvestment. The shareholder must ask the Distributor for such privilege at the time of reinvestment.

To keep your CDSC as low as possible, each time you sell shares we will first sell shares in your account that are not subject to a CDSC. If there are not enough of these to meet your sale, we will sell the shares in the order they were purchased.

More information is available in CDSC Reductions and Waivers for Class A and Class C Shares and Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.

CDSC Reductions and Waivers for Class A and Class C Shares

No CDSC is imposed on redemptions of Class A and Class C shares in the following circumstances:

  To the extent that the shares redeemed:
    are no longer subject to the holding period for such shares;
    resulted from reinvestment of distributions; or
    were exchanged for shares of another Victory Fund as allowed by the Prospectus, provided that the shares acquired in such exchange or subsequent exchanges will continue to remain subject to the CDSC, if applicable, calculated from the original date of purchase until the applicable holding period expires. In determining whether the CDSC applies to each redemption, shares not subject to a CDSC are redeemed first;
  Following the death or post-purchase disability of:
    a registered shareholder on an account; or
    a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;
  Distributions from individual retirement accounts, Section 403(b), Section 457 and Section 401 qualified plans, where redemptions result from:
    required minimum distributions with respect to that portion of such contributions that does not exceed 12% annually;
    tax free returns of excess contributions or returns of excess deferral amounts;
    distributions on the death or disability of the account holder;
    distributions for the purpose of a loan or hardship withdrawal from a participant plan balance; or
    distributions as a result of separation of service;
  Distributions as a result of a Qualified Domestic Relations Order or Domestic Relations Order required by a court settlement;
  In instances where the investor’s dealer or institution waived its commission in connection with the purchase and notifies the Distributor prior to the time of investment;
  When the redemption is made as part of a Systematic Withdrawal Plan (including dividends), up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established; or
  Participant-initiated distributions from employee benefit plans or participant-initiated exchanges among investment choices in employee benefit plans.

Eligibility Requirements to Purchase Class R Shares

Class R shares may only be purchased by:

  Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans.
  Fee-based investment products or accounts.

Eligibility Requirements to Purchase Class Y Shares

Only Eligible Investors may purchase or exchange into Class Y shares of the Fund. Eligible Investors include the following:

  Institutional and individual retail investors with a minimum investment in Class Y shares of $1,000,000 who purchase through certain broker-dealers or directly from the transfer agent.
  Clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds, who invest at least $2,500.
  Pension, profit sharing, employee benefit and other similar plans and trusts that invest in the Funds.
  Investors who purchase through select fee-based advisory programs with an approved financial intermediary. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based upon the value of the account. Such transactions may be subject to additional rules or requirements of the applicable financial intermediary's program.
  Purchases by:
    current and retired Victory Fund trustees or officers (including the former trustees and officers of the Munder Series Trust);
    directors, trustees, employees, and family members of employees of the Adviser or "Affiliated Providers";1 investment advisory clients of the Adviser; or
    investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members.

1  Affiliated Providers are affiliates and subsidiaries of the Adviser and any organization that provides services to the Trust.

Information About Fees

Distribution and Service Plans

In accordance with Rule 12b-1 of the Investment Company Act of 1940, the Trust has adopted Distribution and Service Plans for Class A shares, Class C shares and Class R shares of the Fund.

Under the Class A Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.25% of its average daily net assets of Class A shares. Under the Class R Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.50% of its average daily net assets of Class R shares. The fee is paid for general distribution services, for selling Class A and Class R shares of the Fund and, as applicable, for providing personal services to shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's shares. Personal services to shareholders are generally provided by broker-dealers or other intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Under the Class C Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of 1.00% of the average daily net assets of its Class C shares. Of this amount, 0.75% of the Fund's Class C shares average daily net assets will be paid for general distribution services and for selling Class C shares. The Fund will pay 0.25% of its Class C shares average daily net assets to compensate financial institutions that provide personal services to Class C shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's Class C shares. Personal services to shareholders are generally provided by broker-dealers or other financial intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Because Rule 12b-1 fees are paid out of the Fund's assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Other Payments to Financial Intermediaries

If you purchase Fund shares through an Investment Professional, a broker dealer, or other financial intermediary, the Fund may pay for sub-transfer agent, recordkeeping and/or similar administrative services. In addition, the Adviser (and its affiliates) may make substantial payments to affiliated and unaffiliated dealers or other Investment Professionals and service providers for distribution, administrative and/or shareholder servicing activities, out of its own resources, including the profits from the advisory fees the Adviser receives from the Fund. The Adviser also may reimburse the Distributor (or the Distributor's affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or Investment Professional for marketing, promotional or related expenses; these payments are often referred to as "revenue sharing."

In some circumstances, these types of payments may create an incentive for a dealer or Investment Professional or its representatives to recommend or offer shares of the Fund or other Victory Funds to its customers. You should ask your dealer or Investment Professional for more details about any such payments it receives.

How to Buy Shares

Opening an account

If you would like to open an account, you will first need to complete an Account Application.

You can obtain an Account Application by calling Victory Funds Customer Service at 1-800-539-3863. You can also download an Account Application by visiting the Fund's website, VictoryFunds.com, and clicking on the Victory Funds Account Application link. Send the completed Account Application, along with a check made payable to the Victory Funds, at the following address:

Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593

You can also obtain an Account Application by contacting your Investment Professional. When you invest through an Investment Professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ. In addition to any limitations described in this Prospectus, an Investment Professional or other intermediary may also place other limits on your ability to use the services of the Fund. Sometimes an Investment Professional will charge you for its services. This fee will be in addition to, and unrelated to, the fees and expenses charged by the Fund.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the Fund is unable to collect the required information, you may not be able to open your account. Additional details about the Fund's Customer Identification Program are available in the section "Important Fund Policies."

If your investment order is accepted by the Fund, an Investment Professional or other intermediary, it will be priced at the NAV next computed as described in the section entitled "Share Price."

If you participate in a retirement plan that offers one of the Victory Funds as an option, please consult your employer for information on how to purchase shares of the Victory Funds through the plan, including any restrictions or limitations that may apply.

Paying for your initial purchase

Make your check payable to the "Victory Funds." All checks must be drawn on U.S. banks. If your check is returned as uncollectible for any reason, you will be charged for any resulting fees and/or losses. The Fund does not accept cash, money orders, traveler's checks, credit card convenience checks, or third party checks. Additionally, bank starter checks are not accepted for the shareholder's initial investment into the Fund. All payments must be denominated in U.S. dollars.

Minimum investments

If you would like to buy Class A or Class C shares, the minimum investment required to open an account is $2,500; no minimum for certain retirement plans and approved fee-based and/or advisor program and similar accounts ($1,000 for IRA accounts), with additional investments of at least $50. If you would like to buy Class R or Class Y shares, you must first be an Eligible Investor, as discussed in the section Choosing a Share Class — Eligibility Requirements to Purchase. There are no minimum investment amounts required for Class R or Class Y shares except as set forth in the Eligibility Requirements to Purchase.

Individual purchases of $1,000,000 and above will automatically be made in Class A shares of the Fund purchased.

If your account falls below the minimum investment amount, we may ask you to reestablish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

The minimum investment required to open an account may be waived or lowered for employees, and immediate family members of the employee, of the Adviser, the Administrator, and their affiliates. In addition, the minimum investment required may be waived when the Fund is purchased in a managed account or within qualified retirement plans or in other similar circumstances. Although the Fund may sometimes waive the minimum investment, when it does so, it always reserves the right to reject initial investments under the minimum at its discretion.

There is no minimum investment required to open an account or for additional investments in Victory Simple IRAs.

Purchasing additional shares

Once you have an existing account, you can make additional investments at any time in any amount (subject to any minimums) in the following ways:

  By Mail

  To ensure that your additional investment is properly credited to your account, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

  By Telephone

  If you have an existing account that has been set up to receive electronic transfers, you can buy additional shares by calling Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday.

  By Exchange

  You may purchase shares of the Fund using the proceeds from the simultaneous redemption of shares of another Victory Fund if it is eligible for an exchange with your Fund. You may initiate an exchange online (if you are a registered user of VictoryFunds.com), by telephone, or by mail. See the section "Exchanging Shares."

  Via the Internet

  If you are a registered user, you may request a purchase of shares through our website at VictoryFunds.com. Your account must be set up for Automated Clearing House ("ACH") payment in order to execute online purchases.

  By ACH

  Your account must be set up for ACH payment in order to execute purchases online or by telephone. It takes about 15 days to set up an ACH account and only domestic member banks may be used. After your account is set up, your purchase amount can be transferred by ACH. Currently, the Fund does not charge a fee for ACH transfers but it reserves the right to charge for this service in the future. Your originating bank may charge a fee for ACH transfers.

  By Wire

  You may buy Fund shares by bank wire transfer of same day funds. Please call Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday for wiring instructions. Any commercial bank can transfer same-day funds by wire.

  Although the transfer agent does not currently charge you for receiving same-day funds, it reserves the right to charge for this service in the future. Your bank may charge you for wiring same-day funds. You cannot buy shares for tax-qualified retirement plans by wire transfer.

  By Systematic Investment Plan

  To enroll in the Systematic Investment Plan, you should check this box on the Account Application or on the Account Maintenance Form. We will need your bank information and the amount ($50 or more) and frequency of your investment. You can select monthly, quarterly, semi-annual or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement before we will make automatic withdrawals from your bank account and invest it in shares of the Fund.

Other purchase rules you should know

The Fund reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund or its shareholders. The Fund also reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a Fund account, or to add to an existing Fund account.

Keep these addresses handy for purchases, exchanges, or redemptions.

BY REGULAR U.S. MAIL	Victory Funds P.O. Box 182593 Columbus, OH 43218-2593
BY OVERNIGHT MAIL	Use the following address ONLY for overnight packages: Victory Funds c/o FIS TA Operations 4249 Easton Way, Suite 400 Columbus, OH 43219 PHONE: 800-539-3863
BY WIRE	Call 800-539-3863 BEFORE wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions.
BY TELEPHONE	800-539-FUND (800-539-3863)
ON THE INTERNET	www.VictoryFunds.com

If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of Fund shares in your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive a financial report of the Fund. By February 15th of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

Retirement Plans

You can use the Fund as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Fund for details regarding an IRA or other retirement plan that works best for your financial situation.

How to Exchange Shares

There may be limits on the ability to exchange between certain Victory Funds. You can obtain a list of Victory Funds available for exchange by calling 800-539-FUND or by visiting VictoryFunds.com

The shares of any class of the Fund may be exchanged for the shares of any other class offered by the Fund or the same class, or any other class, of any other Victory Fund, either through your Investment Professional or directly through the Fund, subject to the conditions described below:

  Exchanges are subject to any CDSC, minimum investment limitation or eligibility requirements described in the applicable Prospectus and SAI. You may be required to provide sufficient information to establish eligibility to exchange into the new share class.
  To exchange between Victory Funds, the other Victory Fund you wish to exchange into must be eligible for exchange with your Fund.
  Shares of the Victory Fund selected for exchange must be available for sale in your state of residence.

If you have questions about these, or any of the Fund's other exchange policies, please consult Victory Customer Service or your Investment Professional before requesting an exchange.

Before exchanging, you should read the Prospectus of the Fund you wish to exchange into, which may be subject to different risks, fees and expenses.

Class C share conversion

You may be able to convert your Class C shares to a different share class of the same Fund that has a lower expense ratio provided certain conditions are met. This conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Please contact your financial intermediary for additional information.

Processing your exchange/conversion

If your exchange request is received and accepted by the Fund, an Investment Professional or other intermediary by the close of trading as described in the section entitled "Share Price" then your exchange will be processed the same day. Your exchange will be processed on the next business day if received after the close of trading. Exchanges will occur at the respective NAVs of the share classes next calculated after receipt and acceptance of your exchange request in good order, plus any applicable sales charge described in the Prospectus.

If your Fund shares are converted to a different share class, the transaction will be based on the respective NAV of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day's NAVs. Please contact your financial intermediary regarding the tax consequences of any conversion.

Requesting an exchange

You can exchange shares of the Fund by telephone, by mail or via the Internet. You cannot exchange into an account with a different registration or tax identification number.

By Telephone

Unless you indicate otherwise on the account application, Victory Customer Service will be authorized to accept exchange instructions received by telephone.

By Mail

Send a letter of instruction signed by all registered owners or their legal representatives to the Victory Funds.

Via the Internet

You may also exchange shares via the Internet at VictoryFunds.com if you are a registered user.

Other exchange rules you should know

The Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. The Fund may terminate or modify the exchange privilege at any time on 60 days' notice to shareholders.

An exchange of Fund shares for shares of another Victory Fund constitutes a sale for tax purposes unless the exchange is made within an IRA or other tax-deferred account.

For information on how to exchange shares of the Fund that were purchased through your employer's retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.

How to Sell Shares

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.

If your redemption request is received in good order by the close of trading on the NYSE, your redemption will be processed the same day. Your redemption will not be processed until the next business day if it is received after the close of trading on the NYSE. You cannot redeem your shares at www.VictoryFunds.com.

BY TELEPHONE

The easiest way to redeem shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

  Mail a check to the address of record;
  Wire funds to a previously designated domestic financial institution;
  Mail a check to a previously designated alternate address; or
  Electronically transfer your redemption via ACH to a previously designated domestic financial institution.

The transfer agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the transfer agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, none of the Trust, its servicing agents, the Adviser, or the transfer agent will be responsible for any losses. If the transfer agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the transfer agent or your Investment Professional by telephone, consider placing your order by mail.

BY MAIL

Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A Medallion signature guarantee is required for the following redemption requests:

  Your account registration has changed within the last 15 business days;
  The check is not being mailed to the address on your account;
  The check is not being made payable to the owner of the account;
  The redemption proceeds are being transferred to another Victory Fund account with a different registration; or
  The check or wire is being sent to a different bank account than was previously designated.

You can get a Medallion signature guarantee from a financial institution — such as a commercial bank, broker dealer, credit union, clearing agency, or savings bank — that is a member of a Medallion signature guarantee program.

BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call before the close of trading on the NYSE, your funds will be wired on the next business day.

BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after the close of trading on the NYSE. It will be transferred by ACH as long as the transfer is to a domestic bank.

Systematic Withdrawal Plan

If you check this box on the Account Application or on the Account Maintenance Form, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more at the time you establish the Systematic Withdrawal Plan. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a Medallion signature guaranteed letter of instruction. You should be aware that each withdrawal may be a taxable transaction. Also, each withdrawal reduces your account balance, and eventually your account balance may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below the initial purchase minimum, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Additional Information about Redemptions
  Redemption proceeds from the sale of Fund shares purchased by a check or through ACH will be held until the purchase check or ACH has cleared, which will take up to 10 business days.
  We typically expect to send the proceeds from your share redemption within one business day after we execute your order, but we may take up to seven business days to send redemption proceeds, regardless of payment type. When you sell shares through your financial intermediary, you can ask the intermediary to tell you when you can expect to receive the proceeds of your redemption.
  The Fund may suspend your right to redeem your shares in the following circumstances:
    During non-routine closings of the NYSE;
    When the SEC determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or
    When the SEC orders a suspension to protect the Fund's shareholders.
  The Fund typically uses cash and cash equivalents held in its portfolio or sells portfolio assets to meet redemption requests. In unusual circumstances or under stressed market conditions, the Fund may use other methods to raise cash to meet redemption requests. For example, the Fund may draw funds from a line of credit or borrow available cash held by other Victory Funds under an "interfund lending program" in reliance on an exemptive order from the SEC.
  The Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1.00% of the Fund's net assets. The Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash. Securities received pursuant to an in-kind redemption are subject to market risk until sold and may be subject to brokerage and other fees.
  If you choose to have your redemption proceeds mailed to you and either the United States Postal Service is unable to deliver the redemption check to you or the check remains outstanding for more than six months, the Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed redemption checks.

Distributions and Taxes

Buying a dividend. You should check the Fund's distribution schedule before you invest. If you buy shares of the Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

As a shareholder, you are entitled to your share of net income and capital gains on the Fund's investments. The Fund passes its earnings along to investors in the form of dividends. Dividends paid by the Fund represent the net income from dividends and interest earned on investments after expenses. The Fund will distribute short-term gains, as necessary, and if the Fund makes a long-term capital gain distribution, it is normally paid once a year.

Ordinarily, the Fund declares and pays dividends annually. However, the Fund may not always pay a dividend or distribution for a given period. Each class of shares declares and pays dividends separately.

Distributions can be received in one of the following ways. Please check with your Investment Professional if you are unsure of which option is right for you.

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-539-FUND.

Reinvestment Option

You can have distributions automatically reinvested in additional shares of the Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

Cash Option

A check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the United States Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the distribution option on your account will default to the reinvestment option as described above. The Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed distribution checks.

Income Earned Option

You can automatically reinvest your dividends in additional shares of the Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

Directed Distributions Option

In most cases, you can automatically reinvest distributions in shares of another Victory Fund. If you reinvest your distributions in a different Victory Fund, you will pay a sales charge on the amount of reinvested distributions.

Directed Bank Account Option

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the transfer agent will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

Important Information about Taxes

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in the Fund.

The Fund expects to pay no federal income tax on the earnings and capital gains it distributes to shareholders.

  Qualified dividends received from the Fund by noncorporate shareholders will be taxed at long-term capital gain rates to the extent attributable to qualified dividends received by the Fund. Nonqualified dividends, dividends received by corporate shareholders and dividends from the Fund's short-term capital gains are taxable as ordinary income. Dividends from the Fund's long-term capital gains are taxable as long-term capital gains.
  Dividends are treated in the same manner for U.S. federal income tax purposes whether you receive them in cash, additional shares of the Fund, or you reinvest them in shares of another Victory Fund.
  An exchange of the Fund's shares for shares of another Victory Fund will be treated as a sale. When you sell or exchange shares of the Fund, you must recognize any gain or loss.
  An exchange of one class of the Fund's shares for shares of another class of the same Fund generally constitutes a nontaxable exchange.
  Distributions from the Fund and gains from the disposition of your shares may also be subject to state and local income tax.
  An additional 3.8% Medicare tax will be imposed on certain net investment income (which includes ordinary dividends, capital gain distributions from the Fund, and gain recognized on a disposition of shares) of certain U.S. individuals, estates, and trusts.
  Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.
  Tax statements will be mailed from the Fund by mid-February showing the amounts and tax status of distributions made to you.
  Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.
  The Fund is generally required by law to provide you and the Internal Revenue Service with certain cost basis information related to the sale or redemption of any of your shares in the Fund acquired on or after January 1, 2012 (including distributions that are reinvested in additional shares of the Fund).
  The Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or the Fund is notified by the Internal Revenue Service that backup withholding is required.
  You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in the Fund.
  The Fund may provide estimated capital gain distribution information through its website at VictoryFunds.com.

Important Fund Policies

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Fund must obtain the following information for each person who opens a new account:

  Name;
  Date of birth (for individuals);
  Residential or business street address (although post office boxes are still permitted for mailing); and
  Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Account Maintenance Information

For the following non-financial transactions, the Victory Funds require proof that your signature authorizing a transaction is authentic. This verification can be provided in all cases by either a Signature Validation Program (SVP) stamp or a Medallion signature guarantee (MSG). In some instances a Notary Public stamp is an acceptable alternative. As with the Medallion signature guarantee, a SVP stamp can also be obtained from a financial institution that is a member of the SVP program.

  Change of name (Notary Public, SVP or MSG);
  Add/change banking instructions (SVP or MSG);
  Add/change beneficiaries (Notary Public, SVP or MSG);
  Add/change authorized account traders (SVP or MSG);
  Adding a Power of Attorney (Notary Public, SVP or MSG);
  Add/change Trustee (Notary Public, SVP or MSG); and
  Uniform Transfers to Minors Act/Uniform Gifts to Minors Act custodian change (Notary Public, SVP or MSG).

Market Timing

The Victory Funds discourage frequent purchases and redemptions of Fund shares (market timing). Market timing allows investors to take advantage of market inefficiencies, sometimes to the disadvantage of other shareholders. Market timing increases Fund expenses to all shareholders by increasing portfolio turnover. In addition, market timing could potentially dilute share value for all other shareholders by requiring the Fund to hold more cash than it normally would.

The Fund's Board of Trustees has adopted policies and procedures with respect to market timing. In order to prevent or minimize market timing, the Fund will:

  Employ "fair value" pricing, as described in this Prospectus under Share Price, to minimize the discrepancies between a security's market quotation and its perceived market value, which often gives rise to market timing activity; and
  Monitor for suspected market timing based on "short-term transaction" activity, that is, a purchase or redemption of a Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund.

In monitoring for market timing activity, we consider, among other things, the frequency of your trades and whether you acquired your Fund shares directly through the transfer agent or whether you combined your trades with a group of shareholders in an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary.

Frequent trading by a shareholder is generally a characteristic of market timing. Therefore, any account in which Fund shares are acquired directly through the transfer agent, or where the Fund can adequately identify the shareholder, with a history of three short-term transactions within 90 days or less is suspected of market timing and the shareholder's trading privileges (other than redemption of Fund shares) will be suspended.

We may make exceptions to the "short-term transaction" policy for certain types of transactions if, in the opinion of the Adviser, under the oversight of the Board, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the Fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the Fund or administrator and transactions by certain qualified funds-of-funds.

If you acquired shares through an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary (such as investment advisers, broker-dealers, third-party administrators or insurance companies), and market timing is suspected, different purchase and exchange limitations may apply. We may rely upon a financial intermediary's policy to deter short-term or excessive trading (i) if we believe that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of the Fund, or (ii) if we receive an undertaking from the financial intermediary to enforce short-term or excessive trading policies on behalf of the Fund that provide a substantially similar level of protection for the Fund against such transactions. If you hold your Fund shares through a financial intermediary, you are advised to consult the intermediary to determine what purchase and exchange limitations apply to your account.

We reserve the right to reject or cancel a purchase or exchange order for any reason without prior notice. We will deny your request to purchase or exchange your shares if we believe that the transaction is part of a market timing strategy.

The Fund's market timing policies and procedures may be modified or terminated at any time under the oversight of the Board.

Portfolio Holdings Disclosure

The Fund discloses its complete portfolio holdings as of the end of its second fiscal quarter and its fiscal year in its reports to shareholders. The Fund sends reports to its existing shareholders no later than 60 days after the relevant fiscal period, and files these reports with the SEC by the 70th day after the end of the relevant fiscal period. You can find these reports on the Fund's website, VictoryFunds.com, and on the SEC's website, www.sec.gov.

The Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find these filings on the SEC’s website, www.sec.gov.

The Fund also discloses its complete portfolio holdings each calendar quarter on the Fund's website, VictoryFunds.com, no earlier than the 15th day after the quarter end.

You can find a complete description of the Fund's policies and procedures with respect to disclosure of its portfolio securities in the Fund's SAI or on the Fund's website, VictoryFunds.com.

Performance

The Victory Funds may advertise the performance of the Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations.

Advertising information may include the average annual total return of the Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations and publications.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Victory Funds may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Victory Funds send these documents to each shareholder individually by calling the Victory Funds at 800-539-FUND (800-539-3863), and they will be delivered promptly.

While this Prospectus and the SAI of the Trust describe pertinent information about the Trust and the Fund, neither this Prospectus nor the SAI represents a contract between the Trust or the Fund and any shareholder.

Other Service Providers

Victory Capital Advisers, Inc. (the Distributor), member FINRA and SIPC, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, serves as distributor for the continuous offering of the Fund's shares. The Distributor is an affiliate of the Adviser.

Citibank, N.A., 388 Greenwich St., New York, New York 10013, serves as the custodian of the Fund's investments and cash and settles trades made by the Fund.

Victory Capital Management Inc., 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, also serves as the administrator and fund accountant for the Fund.

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, Ohio 43219, serves as the sub-administrator and sub-fund accountant for the Fund.

FIS Investor Services LLC, 4249 Easton Way, Suite 400, Columbus, Ohio 43219, serves as the transfer agent and dividend disbursing agent for the Fund.

Ernst & Young LLP, 1900 Scripps Center, 312 Walnut Street, Cincinnati, Ohio 45202, serves as the independent registered public accounting firm for the Fund.

Morrison & Foerster LLP, 250 West 55th Street, New York, New York 10019, serves as legal counsel to the Fund.

Financial Highlights

The following financial highlights tables reflect historical information about shares of the Fund and are intended to help you understand the Fund's financial performance for the past five years.

Certain information shows the results of an investment in one share of the Fund. To the extent the Fund invests in other funds, the Total Annual Operating Expenses included in the Fund's Fees and Expenses table may not correlate to the ratio of expenses to average net assets in the financial highlights below. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The Fund’s financial highlights includes historical information of the Fund’s predecessor, Munder Micro-Cap Fund, a separate series of Munder Series Trust that was managed by Munder Capital Management, for periods prior to October 31, 2014.

The information for each period has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The Fund's annual and semi-annual reports are available by calling the Fund at 800-539-FUND and at VictoryFunds.com.

Integrity Discovery Fund

	Class A Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$32.71	$38.13	$37.51	$35.12	$32.55
Investment Activities:
Net investment income (loss)(a)	(0.19)	(0.09)	(0.24)	(0.38)	(0.15)
Net realized and unrealized gains (losses) on investments	10.10	(2.73)	4.22	8.01	7.92
Total from Investment Activities	9.91	(2.82)	3.98	7.63	7.77
Distributions to Shareholders:
Net realized gains from investments	(1.61)	(2.65)	(3.36)	(5.24)	(5.20)
Total Distributions to Shareholders	(1.61)	(2.65)	(3.36)	(5.24)	(5.20)
Capital Contributions from Prior Custodian	—	0.05	—	—	—
Net Asset Value, End of Period	$41.01	$32.71	$38.13	$37.51	$35.12
Total Return (excludes sales charge)	30.36%	(7.34)%(b)	11.32%	21.75%	27.36%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$85,228	$48,759	$60,621	$82,905	$62,982
Ratio of net expenses to average net assets	1.55%	1.60%	1.70%	1.83%	1.93%
Ratio of net investment income (loss) to average net assets	(0.50)%	(0.27)%	(0.66)%	(1.00)%	(0.47)%
Portfolio turnover (c)	110%	42%	38%	62%	58%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.16% for the year ended June 30, 2016.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class C Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$25.76	$30.85	$31.20	$30.16	$28.84
Investment Activities:
Net investment income (loss)(a)	(0.38)	(0.28)	(0.43)	(0.55)	(0.35)
Net realized and unrealized gains (losses) on investments	7.92	(2.21)	3.44	6.83	6.87
Total from Investment Activities	7.54	(2.49)	3.01	6.28	6.52
Distributions to Shareholders:
Net realized gains from investments	(1.61)	(2.65)	(3.36)	(5.24)	(5.20)
Total Distributions to Shareholders	(1.61)	(2.65)	(3.36)	(5.24)	(5.20)
Capital Contributions from Prior Custodian	—	0.05	—	—	—
Net Asset Value, End of Period	$31.69	$25.76	$30.85	$31.20	$30.16
Total Return (excludes contingent deferred sales charge)	29.33%	(8.04)%(b)	10.41%	20.86%	26.43%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$15,796	$14,096	$16,989	$17,532	$13,767
Ratio of net expenses to average net assets	2.36%	2.38%	2.50%	2.58%	2.69%
Ratio of net investment income (loss) to average net assets	(1.28)%	(1.05)%	(1.45)%	(1.75)%	(1.22)%
Portfolio turnover (c)	110%	42%	38%	62%	58%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.16% for the year ended June 30, 2016.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class R Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$31.71	$37.21	$36.81	$34.63	$32.23
Investment Activities:
Net investment income (loss)(a)	(0.37)	(0.24)	(0.36)	(0.46)	(0.24)
Net realized and unrealized gains (losses) on investments	9.76	(2.66)	4.12	7.88	7.84
Total from Investment Activities	9.39	(2.90)	3.76	7.42	7.60
Distributions to Shareholders:
Net realized gains from investments	(1.61)	(2.65)	(3.36)	(5.24)	(5.20)
Total Distributions to Shareholders	(1.61)	(2.65)	(3.36)	(5.24)	(5.20)
Capital Contributions from Prior Custodian	—	0.05	—	—	—
Net Asset Value, End of Period	$39.49	$31.71	$37.21	$36.81	$34.63
Total Return	29.67%	(7.76)%(b)	10.88%	21.46%	27.09%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,291	$1,696	$1,232	$921	$355
Ratio of net expenses to average net assets	2.08%	2.08%	2.08%	2.08%	2.18%
Ratio of net investment income (loss) to average net assets	(0.99)%	(0.75)%	(1.00)%	(1.24)%	(0.75)%
Ratio of gross expenses to average net assets (c)	2.56%	2.39%	2.75%	2.08%	2.18%
Portfolio turnover (d)	110%	42%	38%	62%	58%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.16% for the year ended June 30, 2016.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class Y Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$35.02	$40.52	$39.55	$36.72	$33.72
Investment Activities:
Net investment income (loss)(a)	(0.13)	(0.01)	(0.15)	(0.29)	(0.07)
Net realized and unrealized gains (losses) on investments	10.83	(2.89)	4.48	8.36	8.27
Total from Investment Activities	10.70	(2.90)	4.33	8.07	8.20
Distributions to Shareholders:
Net realized gains from investments	(1.61)	(2.65)	(3.36)	(5.24)	(5.20)
Total Distributions to Shareholders	(1.61)	(2.65)	(3.36)	(5.24)	(5.20)
Capital Contributions from Prior Custodian	—	0.05	—	—	—
Net Asset Value, End of Period	$44.11	$35.02	$40.52	$39.55	$36.72
Total Return	30.62%	(7.10)%(b)	11.60%	22.08%	27.68%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$49,468	$27,622	$36,217	$22,279	$12,107
Ratio of net expenses to average net assets	1.38%	1.35%	1.45%	1.58%	1.69%
Ratio of net investment income (loss) to average net assets	(0.30)%	(0.03)%	(0.39)%	(0.75)%	(0.20)%
Portfolio turnover (c)	110%	42%	38%	62%	58%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.16% for the year ended June 30, 2016.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

The availability of certain initial and contingent deferred sales charge reductions and waivers may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. The following information about variations in sales charge reductions and waivers is applicable only to investors who purchase Fund shares through a Merrill Lynch platform or account.

In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive those reductions and waivers.

Merrill Lynch

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
Shares purchased by or through a 529 Plan
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this prospectus
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
CDSC Waivers on A and C Shares available at Merrill Lynch
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus.
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

P.O. Box 182593
Columbus, OH 43218-2593

Statement of Additional Information (SAI):  The SAI contains more information about the Fund's operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this Prospectus, which means that it is legally part of this Prospectus, even if you don't request a copy.

Annual and Semi-Annual Reports:  Annual and semi-annual reports contain more information about the Fund's investments and the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal period.

How to Obtain Information:  You may obtain a free copy of the SAI or annual and semi-annual reports, and ask questions about the Fund or your accounts, online at VictoryFunds.com, by contacting the Victory Funds at the following address or telephone number, or by contacting your financial intermediary.

By telephone: Call Victory Funds at 800-539-FUND (800-539-3863)	By mail: Victory Funds P.O. Box 182593 Columbus, OH 43218-2593

You also can get information about the Fund (including the SAI and other reports) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person: SEC Public Reference Room Washington, D.C. Call 202-551-8090 for location and hours.	By mail: SEC Public Reference Section Washington, D.C. 20549-1520	On the Internet: EDGAR database at sec.gov or by email request at publicinfo@sec.gov
Investment Company Act File Number 811-4852	VF-ID-PRO (11/17)

November 1, 2017

Prospectus

Victory Integrity Mid-Cap Value Fund

Class A	MAIMX
Class R6	MRIMX
Class Y	MYIMX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

VictoryFunds.com
800-539-FUND
(800-539-3863)

Victory Funds

Fund Summary

    Investment Objective

    Fund Fees and Expenses

    Principal Investment Strategy

    Principal Risks

    Investment Performance

    Management of the Fund

    Purchase and Sale of Fund Shares

    Tax Information

    Payments to Broker-Dealers and Other Financial Intermediaries

Additional Fund Information

    Investments

    Risk Factors

Organization and Management of the Fund

Investing with Victory

    Share Price

    Choosing a Share Class

    Information About Fees

    How to Buy Shares

    How to Exchange Shares

    How to Sell Shares

Distributions and Taxes

Important Fund Policies

Other Service Providers

Financial Highlights

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Integrity Mid-Cap Value Fund Summary

Investment Objective

The Fund seeks to provide capital appreciation.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your Investment Professional, in Investing with Victory on page 14 and in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries of the Fund's Prospectus. You may also find information about these discounts in Additional Purchase, Exchange and Redemption Information on page 44 of the Fund's Statement of Additional Information ("SAI").

Shareholder Fees (paid directly from your investment)	Class A	Class R6	Class Y
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE[1]	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	0.25%	0.00%	0.00%
Other Expenses	0.94%	2.26%	0.43%
Total Annual Fund Operating Expenses	1.94%	3.01%	1.18%
Fee Waiver/Expense Reimbursement[2]	(0.84)%	(2.21)%	(0.33)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	1.10%	0.80%	0.85%

1  A contingent deferred sales charge of 0.75% may be imposed on Class A shares purchased as part of an investment of $1,000,000 or more that were not subject to an initial sales charge and that are redeemed within 12 months of purchase. See Choosing a Share Class in the Prospectus.

2  Victory Capital Management Inc., the Fund's investment adviser, ("Adviser") has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses of Class A, R6, and Y shares of the Fund (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 1.10%, 0.80% and 0.85%, respectively, until at least October 31, 2018. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) recoupment. This agreement may only be terminated by the Fund’s Board of Trustees.

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The amounts shown reflect the fee waiver/expense reimbursement in place through the expiration date. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$681	$1,072	$1,488	$2,645
Class R6	$82	$722	$1,387	$3,170
Class Y	$87	$342	$617	$1,402

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover will generally indicate higher transaction costs, resulting in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 68% of the average value of its portfolio.

Principal Investment Strategy

The Adviser pursues the Fund's investment objective by investing, under normal circumstances, at least 80% of the Fund's net assets in equity securities (i.e., common stocks, preferred stocks, convertible securities and rights and warrants) of mid-capitalization companies.

Mid-capitalization companies are those companies with market capitalizations within the range of companies included in the Russell Midcap® Index ($1.5 billion to $33.7 billion as of September 30, 2017). The Fund may invest up to 25% of its assets in foreign securities, including depositary receipts such as American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs).

When selecting securities to invest in, the Adviser seeks out companies that appear to be undervalued according to certain financial measurements of their intrinsic net worth or business prospects. The Adviser chooses the Fund's investments by employing a value-oriented approach that focuses on securities that offer value with improving investor sentiment. The Adviser finds these value-oriented investments by, among other things: (i) rigorously analyzing the company's financial characteristics and assessing the quality of the company's management; (ii) considering comparative price-to-book, price-to-sales and price-to-cash flow ratios; and (iii) analyzing cash flows to identify stocks with the most attractive potential returns.

The Adviser may sell a security if it believes the price objective for the stock has been reached, if more attractive opportunities are identified, or if the fundamentals of the company deteriorate.

From time to time, the Fund may focus its investments in companies in one or more economic sectors, including the financials sector, particularly those companies within the real estate investment trust (REIT) industry.

Principal Risks

The Fund's investments are subject to the following principal risks:

  Equity Risk. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company's earnings or dividends may not increase as expected. Price changes may be temporary or last for extended periods.
  Foreign Securities Risk. Foreign securities (including ADRs and GDRs) could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.
  Liquidity Risk. Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. Adverse market or economic conditions may adversely affect the liquidity of the Fund's investments and may lead to increased redemptions. In addition, the Fund, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.
  Management Risk. The Adviser may not execute the Fund's principal investment strategy effectively.
  Mid Capitalization Stock Risk. Mid-sized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.
  Sector Risk. To the extent the Fund focuses in one or more sectors, such as the financials sector and the REIT industry, market or economic factors impacting those sectors could have a significant effect on the value of the Fund's investments and could make the Fund's performance more volatile. The values of companies in the financials sector are particularly vulnerable to economic downturns and changes in government regulation and interest rates. REITs are particularly subject to the risks of declining real estate values, changing economic conditions and increasing interest rates.
  Stock Market Risk. Overall stock market risks may affect the value of the Fund. Factors such as domestic and international economic growth and market conditions, interest rate levels and political events affect the securities markets.
  Value Investing Risk. Value stocks may fall out of favor with investors and may underperform growth stocks in an up market. The intrinsic value of value stocks may never be fully recognized by the market or their price may decline.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A, R6 and Y shares of the Fund, including applicable maximum sales charges, compare to a broad measure of market performance. Performance data for the classes varies based on differences in their fee and expense structures. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at VictoryFunds.com.

The performance figures for Class A and Y shares reflect the historical performance prior to October 31, 2014 of, respectively, the Class A and Y shares of the Munder Integrity Mid-Cap Value Fund, a series of Munder Series Trust (the predecessor to the Fund managed by Munder Capital Management). The Fund's performance has not been restated to reflect any differences in the expenses of the Munder Integrity Mid-Cap Value Fund. The Munder Integrity Mid-Cap Value Fund commenced operations, and Class A and Y were first offered on July 5, 2011. Class R6 was first offered on December 15, 2015.

Calendar Year Returns for Class Y Shares

(The annual return in the bar chart is for the Fund's least expensive class of shares, Class Y shares. Due to differing charges and expenses, the performance of classes not shown in the bar chart will differ.)

The year-to-date total return of the Fund's Class Y shares as of September 30, 2017 was 9.16%.

Highest Quarter	13.30% (quarter ended March 31, 2013)
Lowest Quarter	-9.52% (quarter ended September 30, 2015)

Average Annual Total Returns (For the Periods Ended December 31, 2016)	1 Year	5 Years (or Life of Class)	Life of Fund[1]
CLASS Y Before Taxes	20.35%	14.94%	11.91%
CLASS Y After Taxes on Distributions	20.22%	14.55%	11.57%
CLASS Y After Taxes on Distributions and Sale of Fund Shares	11.62%	11.98%	9.51%
CLASS A Before Taxes	12.98%	13.27%	10.41%
CLASS R6 Before Taxes	20.20%	21.36%[2]	N/A
INDEX
Russell Midcap®Value Index returns reflect no deduction for fees, expenses, or taxes.	20.00%	15.70%	12.34%

1  Inception date of Class A and Y Shares is July 5, 2011.

2  Inception date of Class R6 is December 15, 2015.

After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one share class. The after-tax returns for other classes will vary.

Management of the Fund

Investment Adviser

Victory Capital Management Inc. ("Adviser") serves as the Fund's investment adviser. The portfolio managers primarily responsible for day-to-day management of the Fund are members of the Adviser's Integrity Asset Management ("Integrity") investment team (referred to as an investment franchise).

Portfolio Managers

Daniel G. Bandi is the Chief Investment Officer of Integrity and has been a Portfolio Manager of the Fund (including its predecessor fund) since its inception.

Daniel J. DeMonica is a Senior Portfolio Manager of Integrity and has been a Portfolio Manager of the Fund (including its predecessor fund) since its inception.

Adam I. Friedman is a Senior Portfolio Manager of Integrity and has been a Portfolio Manager of the Fund (including its predecessor fund) since its inception.

Joe A. Gilbert is a Portfolio Manager of Integrity and has been a Portfolio Manager of the Fund (including its predecessor fund) since its inception.

J. Bryan Tinsley is a Portfolio Manager of Integrity and has been a Portfolio Manager of the Fund (including its predecessor fund) since its inception.

Purchase and Sale of Fund Shares
Investment Minimums	Class A	Class R6	Class Y
Minimum Initial Investment	$2,500	NONE	$1,000,000
Minimum Subsequent Investments	$50	NONE	NONE

For Class A Shares a $1000 minimum purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, and automatic investment plans.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value ("NAV") after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.

Tax Information

The Fund's distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services for investments in all classes except Class R6. These payments may create a conflict of interest by influencing the financial intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Additional Fund Information

Victory Capital Management Inc., which we refer to as the "Adviser" throughout the Prospectus, manages the Fund.

The Integrity Mid-Cap Value Fund (the "Fund") is managed by the Adviser, who also manages other funds, each having distinct investment management objectives, strategies, risks, and policies. Together, these funds are referred to in this Prospectus as the "Victory Funds" or, more simply, the "Funds."

The following section describes additional information about the principal investment strategy the Fund will use under normal market conditions to pursue its investment objective, as well as any secondary strategies the Fund may use, and the related risks. This Prospectus does not attempt to describe all of the various investment techniques and types of investments that the Adviser may use in managing the Fund. The SAI includes more information about the Fund, its investments, and the related risks. Keep in mind that for cash management purposes, the Fund may hold all or a portion of its assets in cash, short-term money market instruments or shares of other investment companies. This may reduce the benefit from any upswing in the market and may cause the Fund to fail to meet its investment objective.

The Fund will not change its policy of investing at least 80% of its net assets in the securities of mid-capitalization companies unless it notifies shareholders at least 60 days in advance. For purposes of the Fund's investment strategy, "net assets" includes any borrowings for investment purposes.

If you would like to receive additional copies of any materials, please call the Victory Funds at 800-539-FUND (800-539-3863) or please visit VictoryFunds.com.

Investments

The following describes the types of securities the Fund may purchase under normal market conditions to achieve its principal investment strategy. The Fund will not necessarily buy all of the securities listed below.

U.S. Equity Securities

Can include common stock, preferred stock, and securities that are convertible or exchangeable into common stock of U.S. corporations.

Foreign Securities

Can include common stock and convertible preferred stock of non-U.S. corporations. Also may include American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs), which are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign corporations, and exchange-traded funds ("ETFs") that invest in foreign corporations.

Real Estate Investment Trusts (REITs)

The Fund may invest in real estate investment trusts (REITs), which are securities representing a pool of real estate or mortgages or both.

The Adviser may use other types of investment strategies in pursuing the Fund's overall investment objective. The following describes the types of securities that the Adviser may purchase or investment techniques the Adviser may employ that are not considered to be a part of the Fund's principal investment strategies. Additional securities and techniques are described in the Fund's SAI.

Investment Companies

The Fund may invest in securities of other investment companies, including ETFs, if those companies invest in securities consistent with the Fund's investment objective and policies. ETFs are investment companies the shares of which are bought and sold on a securities exchange.

Derivatives

From time to time, the Fund may enter into futures contracts and write covered call options. Derivative instruments are financial contracts whose value is based on an underlying security or asset, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, and forward currency exchange contracts. The Fund may, but is not required to, use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another), for cash management (attempting to remain fully invested while maintaining liquidity) or to gain exposure to an investment in a manner other than investing in the asset directly. Hedging may relate to a specific investment, a group of investments, or a Fund's portfolio as a whole. The Fund will not use derivatives for speculative purposes.

Initial Public Offerings (IPOs)

The Fund may invest in initial public offerings (IPOs). It is uncertain whether IPOs will be available for investment by the Fund or what impact, if any, they will have on the Fund's performance.

Securities Lending

To enhance the return on its portfolio, the Fund may lend portfolio securities to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board. Each loan will be secured continuously by collateral in the form of cash, high quality money market instruments or securities issued by the U.S. government or its agencies or instrumentalities.

Risk Factors

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

The following describes the principal risks that you may assume as an investor in the Fund.

General risks
  Market risk is the risk that the market value of a security may decline in response to developments affecting individual companies and/or general economic conditions. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.
  Manager risk is the risk that the Fund's portfolio manager may implement its investment strategy in a way that does not produce the intended result.
  Stock selection risk is the risk that the value of the Fund's investments may decline if the particular companies in which the Fund invests do not perform well in the market. The Adviser's investment strategy seeks to control risk by adhering to portfolio constraints relative to the Fund's benchmark. As a result, the Fund may be particularly susceptible to a general decline in the micro-capitalization sector of the U.S. stock market.

Equity risk
  The value of an equity security will fluctuate in response to changes in earnings or other conditions affecting the issuer's profitability or in general market conditions. Unlike debt securities, which have preference to a company's assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations.

Mid-cap stock risk
  Mid-cap companies often have more limited managerial and financial resources than larger, more established companies and, therefore, may be more susceptible to market downturns or changing economic conditions. Prices of mid-sized companies tend to be more volatile than those of larger companies and medium-sized issuers may be subject to greater degrees of changes in their earnings and prospects. Since mid-sized company stocks typically have narrower markets and are traded in lower volumes than larger company stocks, they may be more difficult to purchase and sell.

Foreign investments risk
  Foreign securities, including ADRs and GDRs, tend to be more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates. In addition, during periods of social, political or economic instability in a country or region, the value of a foreign security could be affected by, among other things, increasing price volatility, illiquidity or the closure of the primary market on which the security is traded. In addition to foreign securities, the Fund may be exposed to foreign markets as a result of the Fund's investments in U.S. companies that have international exposure.

Liquidity risk
  Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the Fund to dispose of such securities or other instruments at advantageous prices may be greatly limited, and the Fund may have to continue to hold such securities or instruments during periods when the Adviser would otherwise have sold them (in order, for example, to meet redemption requests or to take advantage of other investment opportunities). Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price the Fund might receive upon the sale of that security. Adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer, including rising interest rates, may adversely affect the liquidity of the Fund’s investments and the Fund may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such cases the sale proceeds received by a Fund may be substantially less than if the Fund had been able to sell the securities in more orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund’s net asset value. Some securities held by a Fund may be restricted as to resale, and there is often no ready market for such securities. In addition, a Fund, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Sector focus risk
  To the extent the Fund focuses in one or more sectors, market or economic factors impacting those sectors could have a significant effect on the value of the Fund's investments. Additionally, the Fund's performance may be more volatile when the Fund's investments are focused in a particular sector. Since benchmark sector weights influence the Fund's sector exposure, the Fund may tend to be more heavily weighted in companies in the financials sector, particularly those within the real estate investment trust (REIT) industry. The values of companies in the financials sector are particularly vulnerable to economic downturns and changes in government regulation and interest rates.

Stock market risk
  Stock market risk refers to the fact that stock (equity securities) prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline. A slower-growth or recessionary economic environment could have an adverse effect on stock prices. Consequently, a broad-based market drop may also cause a stock’s price to fall. Portfolio securities may also decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, or due to factors affecting particular industries represented in the securities markets, such as competitive conditions. Changes in the financial condition of a single issuer can impact a market as a whole, and adverse market conditions may be prolonged and may not have the same impact on all types of securities. In addition, the markets may not favor a particular kind of security, including equity securities. Values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

REIT risk
  Investing in REITs involves many of the risks of investing directly in real estate such as declining real estate values, changing economic conditions and increasing interest rates. Investments in securities of REITs entails additional risks because REITs depend on specialized management skills, may invest in a limited number of properties and may concentrate in a particular region or property type.

Value investing risk
  Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisers using this approach generally select stocks at prices that are, in their view, temporarily low relative to the company's earnings, assets, cash flow and dividends. Value investing is subject to the risk that a stock's intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced.

The Adviser may use several types of investment strategies in pursuing the Fund's overall investment objective. The following risks are those that the Adviser does not consider to be principal risks of the Fund. Additional risks are included in the Fund's SAI.

Derivatives risk
  Derivatives, such as futures contracts and options on futures contracts, are subject to the risk that small price movements can result in substantial gains or losses. Derivatives also entail exposure to counterparty risk, the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant securities, assets or indices. The Fund "covers" its exposure to certain derivative contracts by segregating or designating liquid assets on its records sufficient to satisfy current payment obligations, which may expose the Fund to the market through both the underlying assets subject to the contract and the assets used as cover. The use of derivatives may cause the Fund to incur losses greater than those that would have occurred had derivatives not been used.

Investment company risk
  The Fund's ability to achieve its investment objective may be directly related to the ability of other investment companies (including ETFs) held by the Fund to meet their investment objectives. In addition, shareholders of the Fund will indirectly bear the fees and expenses of the underlying investment companies. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.

IPO risk
  Investments in IPOs may result in increased transaction costs and expenses and the realization of short-term capital gains and distributions. In addition, in the period immediately following an IPO, investments may be subject to more extreme price volatility than that of other equity investments. The Fund may lose all or part of its investments if the companies making their IPOs fail and their product lines fail to achieve an adequate level of market recognition or acceptance.

Securities lending risk
  The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (1) the inability of the borrower to return the securities, (2) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (3) a delay in recovery of the securities, or (4) the loss of rights in the collateral should the borrower fail financially. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral. In determining whether to lend securities, the Adviser or the Fund's securities lending agent will consider relevant facts and circumstances, including the creditworthiness of the borrower.

An investment in the Fund is not a complete investment program.

Organization and Management of the Fund

The Trust's Board of Trustees has the overall responsibility for overseeing the management of the Fund.

The Investment Adviser

The Trust has an Advisory Agreement with the Adviser. The Adviser is a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser oversees the operations of the Fund according to investment policies and procedures adopted by the Board of Trustees. As of September 30, 2017, the Adviser and its affiliates managed or advised assets totaling in excess of $58.9 billion for individual and institutional clients. The Adviser's address is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144.

The Adviser is a multi-boutique asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. Integrity Asset Management ("Integrity") is the investment franchise responsible for the day-to-day investment management of the Fund.

For the fiscal year ended June 30, 2017, the Fund paid advisory fees, before waivers, at an annual rate of 0.75% of the average daily net assets of the Fund.

See "Fund Fees and Expenses" for information about any contractual agreement agreed to by the Adviser to waive fees and/or reimburse expenses with respect the the Fund. From time to time, the Adviser also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to the Fund.

A discussion of the Board's most recent considerations in approving the Advisory Agreement is available in the Fund's semi-annual report for the period ended December 31, 2016.

Portfolio Management

Daniel G. Bandi, Daniel J. DeMonica, Adam I. Friedman, Joe A. Gilbert and J. Bryan Tinsley are Co-Portfolio Managers of the Fund. Portfolio managers listed for the Fund are, together, jointly responsible for the day-to-day management of the Fund's portfolio.

Mr. Bandi is the Chief Investment Officer of Integrity and has been with the Adviser since 2014. From 2003-2014, Mr. Bandi was the Chief Investment Officer and a Principal of Integrity Asset Management, LLC, where he was a member of portfolio management team of the Fund's predecessor fund since 2011. Mr. Bandi is a CFA charterholder.

Mr. DeMonica is a Senior Portfolio Manager of Integrity and has been with the Adviser since 2014. From 2003-2014, Mr. DeMonica was a Senior Portfolio Manager and a Principal of Integrity Asset Management, LLC, where he was a member of portfolio management team of the Fund's predecessor fund since 2011. Mr. DeMonica is a CFA charterholder.

Mr. Friedman is a Senior Portfolio Manager of Integrity and has been with the Adviser since 2014. From 2003-2014, Mr. Friedman was a Senior Portfolio Manager and a Principal of Integrity Asset Management, LLC, where he was a member of portfolio management team of the Fund's predecessor fund since 2011.

Mr. Gilbert is a Portfolio Manager of Integrity and has been with the Adviser since 2014. From 2003-2014, Mr. Gilbert was a Portfolio Manager of Integrity Asset Management, LLC, where he was a member of portfolio management team of the Fund's predecessor fund since 2011. Mr. Gilbert is a CFA charterholder.

Mr. Tinsley is a Portfolio Manager of Integrity and has been with the Adviser since 2014. From 2003-2014, Mr. Tinsley was a Portfolio Manager of Integrity Asset Management, LLC, where he was a member of portfolio management team of the Fund's predecessor fund since 2011. Mr. Tinsley is a CFA charterholder.

The Fund's SAI provides additional information about the portfolio managers' method of compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

Investing with Victory

All you need to do to get started is to fill out an application.

If you are looking for a convenient way to open an account or to add money to an existing account, we can help. The sections that follow will serve as a guide to your investments with the Victory Funds. Choosing a Share Class will help you decide whether it would be more to your advantage to buy Class A, R6 or Y shares of the Fund. Class R6 and Y shares are available for purchase only by eligible shareholders. The following sections describe how to open an account directly with us, how to access information about your account, and how to buy, exchange and sell shares of the Fund. Note, this information will vary if you invest through a third party Investment Professional such as a brokerage firm and will be dependent on that firm's policies and practices. Consult your Investment Professional for specific details.

We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

Share Price

The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the value of your investment.

The Fund calculates its share price, called its net asset value ("NAV"), each business day as of the close of regular trading on the New York Stock Exchange, Inc. ("NYSE"), which is normally 4:00 p.m. Eastern Time. In the event of an emergency or other disruption in trading on the NYSE, the Fund's share price will be determined based upon the close of the NYSE. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is next calculated after you place your order. A business day is a day on which the NYSE is open.

To the extent the Fund's investments include securities that are primarily traded in foreign markets, the value of those securities may change on days when shareholders are unable to purchase and redeem the Fund's shares, such as on weekends or other days when the Fund does not price its shares.

The Fund prices its investments based on market value when market quotations are readily available. When these quotations are not readily available, the Fund will price its investments at fair value according to procedures approved by the Board of Trustees. The Fund will fair value a security when:

  Trading in the security has been halted;
  The market quotation for the security is clearly erroneous due to a clerical error;
  The security's liquidity decreases such that, in the Adviser's opinion, the market quotation has become stale; or
  An event occurs after the close of the trading market (but before the Fund's NAV is calculated) that, in the Adviser's opinion, materially affects the value of the security.

The use of fair value pricing may minimize arbitrage opportunities that attempt to exploit the differences between a security's market quotation and its fair value. The use of fair value pricing may not, however, always reflect a security's actual market value in light of subsequent relevant information, and the security's opening price on the next trading day may be different from the fair value price assigned to the security.

Each class of shares of the Fund calculates its NAV by adding up the total value of the investments and other assets of that class, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the class.

You may be able to find the Fund's NAV each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a fund reaches a specific number of shareholders or level of assets. You may also find the Fund's NAV by calling 800-539-3863 or by visiting the Fund's website at VictoryFunds.com.

Choosing a Share Class

CLASS A

  Front-end sales charge, as described in this section. There are several ways to reduce or eliminate this charge as discussed under Sales Charge Reductions and Waivers for Class A Shares.
  A contingent deferred sales charge (CDSC) may be imposed if you sell your shares within twelve months of their purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A Shares.
  Class A shares also pay ongoing distribution and/or service (12b-1) fees.
  Higher annual expenses than Class R6 and Class Y shares.

CLASS R6

  No front-end sales charge or CDSC. All your money goes to work for you right away.
  Class R6 shares do not pay any ongoing distribution and/or service (12b-1) fees.
  Class R6 shares are only available to certain investors.
  Lower annual expenses than all other classes of shares.

CLASS Y

  No front-end sales charge or CDSC. All your money goes to work for you right away.
  Class Y shares do not pay any ongoing distribution and/or service (12b-1) fees.
  Class Y shares are only available to certain investors.
  Lower annual expenses than Class A shares.

Share Classes

An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information. Your Investment Professional also can help you decide which share class is best for you. Investment Professionals and other intermediaries may charge fees for their services.

The Fund offers Class A, R6 and Y shares. Each share class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you and your Investment Professional to choose the class that best suits your investment needs. When you purchase shares of the Fund, you must choose a share class.

Deciding which share class best suits your situation depends on a number of factors that you should discuss with your Investment Professional, including: how long you expect to hold your investment, how much you intend to invest, and the total expenses associated with each share class.

The Fund currently offers only the classes of shares described in this Prospectus. At some future date, the Fund may offer additional classes of shares.

Also, not all Victory Funds offer all classes of shares, and some classes of shares are available for purchase only by eligible shareholders.

The Fund reserves the right, without notice, to change the eligibility criteria for purchasing a particular share class. For example, a class of shares may be available to purchase only by retirement plans or by institutional investors. The Fund may also waive any applicable eligibility criteria or investment minimums at its discretion.

The Fund or any class may be terminated at any time for failure to achieve an economical level of assets or for other reasons.

Calculation of Sales Charges for Class A Shares

For historical expense information, see the "Financial Highlights" at the end of this Prospectus.

Class A shares are sold at their public offering price, which is the NAV plus any applicable initial sales charge, also referred to as the "front-end sales load." The sales charge may be reduced or eliminated for larger purchases, as detailed below or as described under Sales Charge Reductions and Waivers for Class A Shares. The investment levels required to obtain a reduced sales charge are commonly referred to as "breakpoints."

All Class A purchases are subject to the terms described herein except for those purchases made through an intermediary specified in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.

In order to obtain a breakpoint discount, you must inform your Investment Professional at the time you purchase shares of the existence of the other Victory accounts or purchases of Victory Funds that are eligible to be linked for the purpose of calculating the initial sales charge. The Fund or your Investment Professional may ask you for records or other information about other Victory Funds held in your Victory accounts and linked accounts, including accounts opened with a different Investment Professional.

The current sales charge rates for Class A shares are listed below:

Your Investment in the Fund	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment
Up to $49,999	5.75%	6.10%
$50,000 up to $99,999	4.50%	4.71%
$100,000 up to $249,999	3.50%	3.63%
$250,000 up to $499,999	2.50%	2.56%
$500,000 up to $999,999	2.00%	2.04%
$1,000,000 and above[1]	0.00%	0.00%

1  A contingent deferred sales charge (CDSC) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed within twelve months of purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions. You may be eligible for a reduction or waiver of this CDSC under certain circumstances. See CDSC reductions for Class A Shares and Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries for details.

Sales Charge Reductions and Waivers for Class A Shares

There are several ways you can combine multiple purchases of Class A shares of the Victory Funds to take advantage of reduced sales charges and, in some cases, eliminate sales charges.

In order to obtain a Class A sales charge reduction or waiver, you must provide your Investment Professional, financial intermediary or the Fund's transfer agent, at the time of purchase, with current information regarding shares of any Victory Funds held in other accounts. Such information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate that a sales charge was paid regarding shares of the Victory Funds held in: (i) all accounts (e.g., retirement accounts) with the Victory Funds and your Investment Professional; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse or domestic partner and children under 21).

The availability of a sales charge reduction or waiver discussed below will depend upon whether you purchase your shares directly from the Fund or through a financial intermediary. In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. Different intermediaries may impose different sales loads. These variations are described in Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. Except as described with respect to the intermediaries specified in Appendix A, all Class A shares are subject to the terms stated herein. In order to obtain waivers and discounts that are not available through your intermediary, you will have to purchase Fund shares directly from the Fund or through another intermediary.

You can find additional information regarding sales charges and their reductions, free of charge, at vcm.com/policies, by clicking on Victory Funds Pricing Policies.

You may reduce or eliminate the sales charge in the following cases:

  Your purchase is sufficient to reach a breakpoint (see Calculation of Sales Charges for Class A Shares above);
  If you anticipate purchasing $50,000 or more of shares of the Fund, or in combination with Class A shares of other Victory Funds (excluding those Funds that do not impose a sales charge), within a 13-month period, you may obtain the shares at the same reduced sales charge as though the total quantity were invested in one lump sum. In order to qualify for the reduced sales charge, you must submit a non-binding Letter of Intent (the "Letter") within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. You must start with a minimum initial investment of at least 5.00% of the total amount you intend to purchase. A portion of the shares purchased under the Letter will be held in escrow until the total investment has been completed. In the event you do not complete your commitment set forth in the Letter in the time period specified, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges;
  Rights of Accumulation allow you to add the value of any Class A shares of the Fund that you already own (excluding shares sold without a sales charge) to the amount of your next Class A investment to determine if your additional investment will qualify for a reduced sales charge. The value of the Class A shares you already own will be calculated by using the greater of the current value or the original investment amount. You may be eligible for reduced sales charges on future purchases of Class A shares of the Fund after you have reached a new breakpoint. To determine your reduced sales charge, you can add the value of your Class A shares (or those held by your spouse (including life partner) and your children under age 21), determined at the previous day’s NAV, to the amount of your new purchase, valued at the current offering price. To ensure that the reduced price will be received pursuant to the Fund’s Rights of Accumulation, you or your Investment Professional must inform the Fund’s transfer agent that the Rights apply each time shares are purchased and provide the transfer agent with sufficient information to permit confirmation of qualification;
  The Combination Privilege allows you to combine the value of Class A shares you own in accounts of multiple Victory Funds (excluding shares sold without a sales charge) and in accounts of household members of your immediate family (spouse or domestic partner and children under 21) to achieve a reduced sales charge on your added investment;
  The Reinstatement Privilege permits an investor, within 90 days of a redemption of Class A shares of the Fund, to reinvest all or part of the redemption proceeds in Class A shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. No service charge is currently imposed on reinvestment in Class A shares of the Fund within 90 days of a redemption of Class A shares;
  The Victory Funds will completely waive the sales charge for Class A shares in the following cases:
    Purchases of $1,000,000 or more;
    Purchases by:
      current and retired Victory Fund trustees or officers;
      directors, trustees, employees, and family members of employees of the Adviser or "Affiliated Providers;"1 and registered broker-dealers, financial intermediaries or their agents or affiliates who have agreements with Victory Capital Advisers, Inc., (the "Distributor"), if the shares are purchased for their own account, purchased for retirement plans of their employees or sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;
    Purchases for trust or other advisory accounts established with a financial institution and fee-based investment products or accounts;
    Reinvestment of proceeds from a liquidation distribution of Class A shares of a Victory Fund held in a deferred compensation plan, agency, trust, or custody account;
    Purchases by retirement plans, including Section 401 and 457 plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans. Investors nonetheless may be charged a fee if they effect transactions in Class A shares through a broker or agent;
    Purchases by participants in no transaction fee programs offered by certain broker-dealers (sometimes referred to as "supermarkets");
    Purchases by financial intermediaries who have entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers;
    Investors that have an investment account with the Adviser;
    Purchases by CMS Energy employees participating in a Victory prototype Roth IRA plan by way of payroll deduction from CMS Energy; and
    Individuals who reinvest the proceeds of redemptions from Class I or Class Y shares of a Victory Fund within 60 days of redemption.

1  Affiliated Providers are affiliates and subsidiaries of the Adviser and any organization that provides services to the Trust.

You should inform the Fund or your Investment Professional at the time of purchase of the sales charge waiver category which you believe applies.

CDSC for Class A Shares

A contingent deferred sales charge (CDSC) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed within twelve months of purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions.

More information is available in CDSC Reductions and Waivers for Class A Shares and Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. All Class A purchases are subject to the terms described herein except for those purchases made through the intermediaries specified in Appendix A.

CDSC Reductions and Waivers for Class A Shares

No CDSC is imposed on redemptions of Class A shares in the following circumstances:

  To the extent that the shares redeemed:
    are no longer subject to the holding period for such shares;
    resulted from reinvestment of distributions; or
    were exchanged for shares of another Victory Fund as allowed by the Prospectus, provided that the shares acquired in such exchange or subsequent exchanges will continue to remain subject to the CDSC, if applicable, calculated from the original date of purchase until the applicable holding period expires. In determining whether the CDSC applies to each redemption, shares not subject to a CDSC are redeemed first;
  Following the death or post-purchase disability of:
    a registered shareholder on an account; or
    a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;
  Distributions from individual retirement accounts, Section 403(b), Section 457 and Section 401 qualified plans, where redemptions result from:
    required minimum distributions with respect to that portion of such contributions that does not exceed 12% annually;
    tax free returns of excess contributions or returns of excess deferral amounts;
    distributions on the death or disability of the account holder;
    distributions for the purpose of a loan or hardship withdrawal from a participant plan balance; or
    distributions as a result of separation of service;
  Distributions as a result of a Qualified Domestic Relations Order or Domestic Relations Order required by a court settlement;
  In instances where the investor’s dealer or institution waived its commission in connection with the purchase and notifies the Distributor prior to the time of investment;
  When the redemption is made as part of a Systematic Withdrawal Plan (including dividends), up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established; or
  Participant-initiated distributions from employee benefit plans or participant-initiated exchanges among investment choices in employee benefit plans.

Eligibility Requirements to Purchase Class R6 Shares

Class R6 shares may only be purchased by:

  Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans.
  Investors who purchase through select fee-based advisory programs with an approved financial intermediary. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based upon the value of the account. Such transactions may be subject to additional rules or requirements of the applicable financial intermediary's program.
  Registered investment companies.

Eligibility Requirements to Purchase Class Y Shares

Only Eligible Investors may purchase or exchange into Class Y shares of the Fund. Eligible Investors include the following:

  Institutional and individual retail investors with a minimum investment in Class Y shares of $1,000,000 who purchase through certain broker-dealers or directly from the transfer agent.
  Clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds, who invest at least $2,500.
  Pension, profit sharing, employee benefit and other similar plans and trusts that invest in the Funds.
  Investors who purchase through select fee-based advisory programs with an approved financial intermediary. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based upon the value of the account. Such transactions may be subject to additional rules or requirements of the applicable financial intermediary's program.
  Purchases by:
    current and retired Victory Fund trustees or officers (including the former trustees and officers of the Munder Series Trust);
    directors, trustees, employees, and family members of employees of the Adviser or "Affiliated Providers";1 investment advisory clients of the Adviser; or
    investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members.

1  Affiliated Providers are affiliates and subsidiaries of the Adviser and any organization that provides services to the Trust.

Information About Fees

Distribution and Service Plans

In accordance with Rule 12b-1 of the Investment Company Act of 1940, the Trust has adopted a Distribution and Service Plan for Class A shares of the Fund.

Under the Class A Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.25% of its average daily net assets of Class A shares. The fee is paid for general distribution services, for selling Class A shares and, as applicable, for providing personal services to shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's shares. Personal services to shareholders are generally provided by broker-dealers or other intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Because Rule 12b-1 fees are paid out of the Fund's assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Other Payments to Financial Intermediaries

Except with respect to Class R6 shares, if you purchase Fund shares through an Investment Professional, a broker dealer, or other financial intermediary, the Fund may pay for sub-transfer agent, recordkeeping and/or similar administrative services. In addition, the Adviser (and its affiliates) may make substantial payments to affiliated and unaffiliated dealers or other Investment Professionals and service providers for distribution, administrative and/or shareholder servicing activities, out of its own resources, including the profits from the advisory fees the Adviser receives from the Fund. The Adviser also may reimburse the Distributor (or the Distributor's affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or other Investment Professionals for marketing, promotional or related expenses; these payments are often referred to as "revenue sharing."

No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker-dealers or other financial intermediaries from Fund assets or the Adviser's or an affiliate's resources on sales of or investments in Class R6 shares.

How to Buy Shares

Opening an account

If you would like to open an account, you will first need to complete an Account Application.

You can obtain an Account Application by calling Victory Funds Customer Service at 1-800-539-3863. You can also download an Account Application by visiting the Fund's website, VictoryFunds.com, and clicking on the Victory Funds Account Application link. Send the completed Account Application, along with a check made payable to the Victory Funds, at the following address:

Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593

You can also obtain an Account Application by contacting your Investment Professional. When you invest through an Investment Professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ. In addition to any limitations described in this Prospectus, an Investment Professional or other intermediary may also place other limits on your ability to use the services of the Fund. Sometimes an Investment Professional will charge you for its services. This fee will be in addition to, and unrelated to, the fees and expenses charged by the Fund.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the Fund is unable to collect the required information, you may not be able to open your account. Additional details about the Fund's Customer Identification Program are available in the section "Important Fund Policies."

If your investment order is accepted by the Fund, an Investment Professional or other intermediary, it will be priced at the NAV next computed as described in the section entitled "Share Price."

If you participate in a retirement plan that offers one of the Victory Funds as an option, please consult your employer for information on how to purchase shares of the Victory Funds through the plan, including any restrictions or limitations that may apply.

Paying for your initial purchase

Make your check payable to the "Victory Funds." All checks must be drawn on U.S. banks. If your check is returned as uncollectible for any reason, you will be charged for any resulting fees and/or losses. The Fund does not accept cash, money orders, traveler's checks, credit card convenience checks, or third party checks. Additionally, bank starter checks are not accepted for the shareholder's initial investment into the Fund. All payments must be denominated in U.S. dollars.

Minimum investments

If you would like to buy Class A the minimum investment required to open an account is $2,500; no minimum for certain retirement plans and approved fee-based and/or advisor program and similar accounts ($1,000 for IRA accounts), with additional investments of at least $50. If you would like to buy Class R6 or Class Y shares, you must first be an Eligible Investor, as discussed in the section Choosing a Share Class — Eligibility Requirements to Purchase. There are no minimum investment amounts required for Class R6 or Class Y shares except as set forth in the Eligibility Requirements to Purchase.

If your account falls below the minimum investment amount, we may ask you to reestablish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

The minimum investment required to open an account may be waived or lowered for employees, and immediate family members of the employee, of the Adviser, the Administrator, and their affiliates. In addition, the minimum investment required may be waived when the Fund is purchased in a managed account or within qualified retirement plans or in other similar circumstances. Although the Fund may sometimes waive the minimum investment, when it does so, it always reserves the right to reject initial investments under the minimum at its discretion.

There is no minimum investment required to open an account or for additional investments in Victory Simple IRAs.

Purchasing additional shares

Once you have an existing account, you can make additional investments at any time in any amount (subject to any minimums) in the following ways:

  By Mail

  To ensure that your additional investment is properly credited to your account, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

  By Telephone

  If you have an existing account that has been set up to receive electronic transfers, you can buy additional shares by calling Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday.

  By Exchange

  You may purchase shares of the Fund using the proceeds from the simultaneous redemption of shares of another Victory Fund if it is eligible for an exchange with your Fund. You may initiate an exchange online (if you are a registered user of VictoryFunds.com), by telephone, or by mail. See the section "Exchanging Shares."

  Via the Internet

  If you are a registered user, you may request a purchase of shares through our website at VictoryFunds.com. Your account must be set up for Automated Clearing House ("ACH") payment in order to execute online purchases.

  By ACH

  Your account must be set up for ACH payment in order to execute purchases online or by telephone. It takes about 15 days to set up an ACH account and only domestic member banks may be used. After your account is set up, your purchase amount can be transferred by ACH. Currently, the Fund does not charge a fee for ACH transfers but it reserves the right to charge for this service in the future. Your originating bank may charge a fee for ACH transfers.

  By Wire

  You may buy Fund shares by bank wire transfer of same day funds. Please call Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday for wiring instructions. Any commercial bank can transfer same-day funds by wire.

  Although the transfer agent does not currently charge you for receiving same-day funds, it reserves the right to charge for this service in the future. Your bank may charge you for wiring same-day funds. You cannot buy shares for tax-qualified retirement plans by wire transfer.

  By Systematic Investment Plan

  To enroll in the Systematic Investment Plan, you should check this box on the Account Application or on the Account Maintenance Form. We will need your bank information and the amount ($50 or more) and frequency of your investment. You can select monthly, quarterly, semi-annual or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement before we will make automatic withdrawals from your bank account and invest it in shares of the Fund.

Other purchase rules you should know

The Fund reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund or its shareholders. The Fund also reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a Fund account, or to add to an existing Fund account.

Keep these addresses handy for purchases, exchanges, or redemptions.

BY REGULAR U.S. MAIL	Victory Funds P.O. Box 182593 Columbus, OH 43218-2593
BY OVERNIGHT MAIL	Use the following address ONLY for overnight packages: Victory Funds c/o FIS TA Operations 4249 Easton Way, Suite 400 Columbus, OH 43219 PHONE: 800-539-3863
BY WIRE	Call 800-539-3863 BEFORE wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions.
BY TELEPHONE	800-539-FUND (800-539-3863)
ON THE INTERNET	www.VictoryFunds.com

If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of Fund shares in your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive a financial report of the Fund. By February 15th of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

Retirement Plans

You can use the Fund as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Fund for details regarding an IRA or other retirement plan that works best for your financial situation.

How to Exchange Shares

There may be limits on the ability to exchange between certain Victory Funds. You can obtain a list of Victory Funds available for exchange by calling 800-539-FUND or by visiting VictoryFunds.com

The shares of any class of the Fund may be exchanged for the shares of any other class offered by the Fund or the same class, or any other class, of any other Victory Fund, either through your Investment Professional or directly through the Fund, subject to the conditions described below:

  Exchanges are subject to any CDSC, minimum investment limitation or eligibility requirements described in the applicable Prospectus and SAI. You may be required to provide sufficient information to establish eligibility to exchange into the new share class.
  To exchange between Victory Funds, the other Victory Fund you wish to exchange into must be eligible for exchange with your Fund.
  Shares of the Victory Fund selected for exchange must be available for sale in your state of residence.

If you have questions about these, or any of the Fund's other exchange policies, please consult Victory Customer Service or your Investment Professional before requesting an exchange.

Before exchanging, you should read the Prospectus of the Fund you wish to exchange into, which may be subject to different risks, fees and expenses.

Processing your exchange/conversion

If your exchange request is received and accepted by the Fund, an Investment Professional or other intermediary by the close of trading as described in the section entitled "Share Price" then your exchange will be processed the same day. Your exchange will be processed on the next business day if received after the close of trading. Exchanges will occur at the respective NAVs of the share classes next calculated after receipt and acceptance of your exchange request in good order, plus any applicable sales charge described in the Prospectus.

If your Fund shares are converted to a different share class, the transaction will be based on the respective NAV of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day's NAVs. Please contact your financial intermediary regarding the tax consequences of any conversion.

Requesting an exchange

You can exchange shares of the Fund by telephone, by mail or via the Internet. You cannot exchange into an account with a different registration or tax identification number.

By Telephone

Unless you indicate otherwise on the account application, Victory Customer Service will be authorized to accept exchange instructions received by telephone.

By Mail

Send a letter of instruction signed by all registered owners or their legal representatives to the Victory Funds.

Via the Internet

You may also exchange shares via the Internet at VictoryFunds.com if you are a registered user.

Other exchange rules you should know

The Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. The Fund may terminate or modify the exchange privilege at any time on 60 days' notice to shareholders.

An exchange of Fund shares for shares of another Victory Fund constitutes a sale for tax purposes unless the exchange is made within an IRA or other tax-deferred account.

For information on how to exchange shares of the Fund that were purchased through your employer's retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.

How to Sell Shares

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.

If your redemption request is received in good order by the close of trading on the NYSE, your redemption will be processed the same day. Your redemption will not be processed until the next business day if it is received after the close of trading on the NYSE. You cannot redeem your shares at www.VictoryFunds.com.

BY TELEPHONE

The easiest way to redeem shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

  Mail a check to the address of record;
  Wire funds to a previously designated domestic financial institution;
  Mail a check to a previously designated alternate address; or
  Electronically transfer your redemption via ACH to a previously designated domestic financial institution.

The transfer agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the transfer agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, none of the Trust, its servicing agents, the Adviser, or the transfer agent will be responsible for any losses. If the transfer agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the transfer agent or your Investment Professional by telephone, consider placing your order by mail.

BY MAIL

Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A Medallion signature guarantee is required for the following redemption requests:

  Your account registration has changed within the last 15 business days;
  The check is not being mailed to the address on your account;
  The check is not being made payable to the owner of the account;
  The redemption proceeds are being transferred to another Victory Fund account with a different registration; or
  The check or wire is being sent to a different bank account than was previously designated.

You can get a Medallion signature guarantee from a financial institution — such as a commercial bank, broker dealer, credit union, clearing agency, or savings bank — that is a member of a Medallion signature guarantee program.

BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call before the close of trading on the NYSE, your funds will be wired on the next business day.

BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after the close of trading on the NYSE. It will be transferred by ACH as long as the transfer is to a domestic bank.

Systematic Withdrawal Plan

If you check this box on the Account Application or on the Account Maintenance Form, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more at the time you establish the Systematic Withdrawal Plan. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a Medallion signature guaranteed letter of instruction. You should be aware that each withdrawal may be a taxable transaction. Also, each withdrawal reduces your account balance, and eventually your account balance may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below the initial purchase minimum, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Additional Information about Redemptions
  Redemption proceeds from the sale of Fund shares purchased by a check or through ACH will be held until the purchase check or ACH has cleared, which will take up to 10 business days.
  We typically expect to send the proceeds from your share redemption within one business day after we execute your order, but we may take up to seven business days to send redemption proceeds, regardless of payment type. When you sell shares through your financial intermediary, you can ask the intermediary to tell you when you can expect to receive the proceeds of your redemption.
  The Fund may suspend your right to redeem your shares in the following circumstances:
    During non-routine closings of the NYSE;
    When the SEC determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or
    When the SEC orders a suspension to protect the Fund's shareholders.
  The Fund typically uses cash and cash equivalents held in its portfolio or sells portfolio assets to meet redemption requests. In unusual circumstances or under stressed market conditions, the Fund may use other methods to raise cash to meet redemption requests. For example, the Fund may draw funds from a line of credit or borrow available cash held by other Victory Funds under an "interfund lending program" in reliance on an exemptive order from the SEC.
  The Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1.00% of the Fund's net assets. The Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash. Securities received pursuant to an in-kind redemption are subject to market risk until sold and may be subject to brokerage and other fees.
  If you choose to have your redemption proceeds mailed to you and either the United States Postal Service is unable to deliver the redemption check to you or the check remains outstanding for more than six months, the Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed redemption checks.

Distributions and Taxes

Buying a dividend. You should check the Fund's distribution schedule before you invest. If you buy shares of the Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

As a shareholder, you are entitled to your share of net income and capital gains on the Fund's investments. The Fund passes its earnings along to investors in the form of dividends. Dividends paid by the Fund represent the net income from dividends and interest earned on investments after expenses. The Fund will distribute short-term gains, as necessary, and if the Fund makes a long-term capital gain distribution, it is normally paid once a year.

Ordinarily, the Fund declares and pays dividends annually. However, the Fund may not always pay a dividend or distribution for a given period. Each class of shares declares and pays dividends separately.

Distributions can be received in one of the following ways. Please check with your Investment Professional if you are unsure of which option is right for you.

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-539-FUND.

Reinvestment Option

You can have distributions automatically reinvested in additional shares of the Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-539-FUND.

Cash Option

A check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the United States Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the distribution option on your account will default to the reinvestment option as described above. The Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed distribution checks.

Income Earned Option

You can automatically reinvest your dividends in additional shares of the Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

Directed Distributions Option

In most cases, you can automatically reinvest distributions in shares of another Victory Fund. If you reinvest your distributions in a different Victory Fund, you will pay a sales charge on the amount of reinvested distributions.

Directed Bank Account Option

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the transfer agent will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

Important Information about Taxes

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in the Fund.

The Fund expects to pay no federal income tax on the earnings and capital gains it distributes to shareholders.

  Qualified dividends received from the Fund by noncorporate shareholders will be taxed at long-term capital gain rates to the extent attributable to qualified dividends received by the Fund. Nonqualified dividends, dividends received by corporate shareholders and dividends from the Fund's short-term capital gains are taxable as ordinary income. Dividends from the Fund's long-term capital gains are taxable as long-term capital gains.
  Dividends are treated in the same manner for U.S. federal income tax purposes whether you receive them in cash, additional shares of the Fund, or you reinvest them in shares of another Victory Fund.
  An exchange of the Fund's shares for shares of another Victory Fund will be treated as a sale. When you sell or exchange shares of the Fund, you must recognize any gain or loss.
  An exchange of one class of the Fund's shares for shares of another class of the same Fund generally constitutes a nontaxable exchange.
  Distributions from the Fund and gains from the disposition of your shares may also be subject to state and local income tax.
  An additional 3.8% Medicare tax will be imposed on certain net investment income (which includes ordinary dividends, capital gain distributions from the Fund, and gain recognized on a disposition of shares) of certain U.S. individuals, estates, and trusts.
  Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.
  Tax statements will be mailed from the Fund by mid-February showing the amounts and tax status of distributions made to you.
  Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.
  The Fund is generally required by law to provide you and the Internal Revenue Service with certain cost basis information related to the sale or redemption of any of your shares in the Fund acquired on or after January 1, 2012 (including distributions that are reinvested in additional shares of the Fund).
  The Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or the Fund is notified by the Internal Revenue Service that backup withholding is required.
  You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in the Fund.
  The Fund may provide estimated capital gain distribution information through its website at VictoryFunds.com.

Important Fund Policies

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Fund must obtain the following information for each person who opens a new account:

  Name;
  Date of birth (for individuals);
  Residential or business street address (although post office boxes are still permitted for mailing); and
  Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Account Maintenance Information

For the following non-financial transactions, the Victory Funds require proof that your signature authorizing a transaction is authentic. This verification can be provided in all cases by either a Signature Validation Program (SVP) stamp or a Medallion signature guarantee (MSG). In some instances a Notary Public stamp is an acceptable alternative. As with the Medallion signature guarantee, a SVP stamp can also be obtained from a financial institution that is a member of the SVP program.

  Change of name (Notary Public, SVP or MSG);
  Add/change banking instructions (SVP or MSG);
  Add/change beneficiaries (Notary Public, SVP or MSG);
  Add/change authorized account traders (SVP or MSG);
  Adding a Power of Attorney (Notary Public, SVP or MSG);
  Add/change Trustee (Notary Public, SVP or MSG); and
  Uniform Transfers to Minors Act/Uniform Gifts to Minors Act custodian change (Notary Public, SVP or MSG).

Market Timing

The Victory Funds discourage frequent purchases and redemptions of Fund shares (market timing). Market timing allows investors to take advantage of market inefficiencies, sometimes to the disadvantage of other shareholders. Market timing increases Fund expenses to all shareholders by increasing portfolio turnover. In addition, market timing could potentially dilute share value for all other shareholders by requiring the Fund to hold more cash than it normally would.

The Fund's Board of Trustees has adopted policies and procedures with respect to market timing. In order to prevent or minimize market timing, the Fund will:

  Employ "fair value" pricing, as described in this Prospectus under Share Price, to minimize the discrepancies between a security's market quotation and its perceived market value, which often gives rise to market timing activity; and
  Monitor for suspected market timing based on "short-term transaction" activity, that is, a purchase or redemption of a Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund.

In monitoring for market timing activity, we consider, among other things, the frequency of your trades and whether you acquired your Fund shares directly through the transfer agent or whether you combined your trades with a group of shareholders in an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary.

Frequent trading by a shareholder is generally a characteristic of market timing. Therefore, any account in which Fund shares are acquired directly through the transfer agent, or where the Fund can adequately identify the shareholder, with a history of three short-term transactions within 90 days or less is suspected of market timing and the shareholder's trading privileges (other than redemption of Fund shares) will be suspended.

We may make exceptions to the "short-term transaction" policy for certain types of transactions if, in the opinion of the Adviser, under the oversight of the Board, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the Fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the Fund or administrator and transactions by certain qualified funds-of-funds.

If you acquired shares through an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary (such as investment advisers, broker-dealers, third-party administrators or insurance companies), and market timing is suspected, different purchase and exchange limitations may apply. We may rely upon a financial intermediary's policy to deter short-term or excessive trading (i) if we believe that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of the Fund, or (ii) if we receive an undertaking from the financial intermediary to enforce short-term or excessive trading policies on behalf of the Fund that provide a substantially similar level of protection for the Fund against such transactions. If you hold your Fund shares through a financial intermediary, you are advised to consult the intermediary to determine what purchase and exchange limitations apply to your account.

We reserve the right to reject or cancel a purchase or exchange order for any reason without prior notice. We will deny your request to purchase or exchange your shares if we believe that the transaction is part of a market timing strategy.

The Fund's market timing policies and procedures may be modified or terminated at any time under the oversight of the Board.

Portfolio Holdings Disclosure

The Fund discloses its complete portfolio holdings as of the end of its second fiscal quarter and its fiscal year in its reports to shareholders. The Fund sends reports to its existing shareholders no later than 60 days after the relevant fiscal period, and files these reports with the SEC by the 70th day after the end of the relevant fiscal period. You can find these reports on the Fund's website, VictoryFunds.com, and on the SEC's website, www.sec.gov.

The Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find these filings on the SEC’s website, www.sec.gov.

The Fund also discloses its complete portfolio holdings each calendar quarter on the Fund's website, VictoryFunds.com, no earlier than the 15th day after the quarter end.

You can find a complete description of the Fund's policies and procedures with respect to disclosure of its portfolio securities in the Fund's SAI or on the Fund's website, VictoryFunds.com.

Performance

The Victory Funds may advertise the performance of the Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations.

Advertising information may include the average annual total return of the Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations and publications.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Victory Funds may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Victory Funds send these documents to each shareholder individually by calling the Victory Funds at 800-539-FUND (800-539-3863), and they will be delivered promptly.

While this Prospectus and the SAI of the Trust describe pertinent information about the Trust and the Fund, neither this Prospectus nor the SAI represents a contract between the Trust or the Fund and any shareholder.

Other Service Providers

Victory Capital Advisers, Inc. (the Distributor), member FINRA and SIPC, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, serves as distributor for the continuous offering of the Fund's shares. The Distributor is an affiliate of the Adviser.

Citibank, N.A., 388 Greenwich St., New York, New York 10013, serves as the custodian of the Fund's investments and cash and settles trades made by the Fund.

Victory Capital Management Inc., 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, also serves as the administrator and fund accountant for the Fund.

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, Ohio 43219, serves as the sub-administrator and sub-fund accountant for the Fund.

FIS Investor Services LLC, 4249 Easton Way, Suite 400, Columbus, Ohio 43219, serves as the transfer agent and dividend disbursing agent for the Fund.

Ernst & Young LLP, 1900 Scripps Center, 312 Walnut Street, Cincinnati, Ohio 45202, serves as the independent registered public accounting firm for the Fund.

Morrison & Foerster LLP, 250 West 55th Street, New York, New York 10019, serves as legal counsel to the Fund.

Financial Highlights

The following financial highlights tables reflect historical information about shares of the Fund and are intended to help you understand the Fund's financial performance for the past five years.

Certain information shows the results of an investment in one share of the Fund. To the extent the Fund invests in other funds, the Total Annual Operating Expenses included in the Fund's Fees and Expenses table may not correlate to the ratio of expenses to average net assets in the financial highlights below. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The Fund’s financial highlights includes historical information of the Fund’s predecessor, Munder Integrity Mid-Cap Value Fund, a separate series of Munder Series Trust that was managed by Munder Capital Management, for periods prior to October 31, 2014.

The information for each period has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The Fund's annual and semi-annual reports are available by calling the Fund at 800-539-FUND and at VictoryFunds.com.

Integrity Mid-Cap Value Fund

	Class A Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$15.43	$15.54	$15.83	$12.59	$9.82
Investment Activities:
Net investment income (loss)(a)	0.03	0.07	(0.02)	(0.04)	(0.02)
Net realized and unrealized gains (losses) on investments	2.45	(0.01)(b)	0.16	3.56	2.80
Total from Investment Activities	2.48	0.06	0.14	3.52	2.78
Distributions to Shareholders:
Net investment income	—	(0.04)	—	—	(0.01)
Net realized gains from investments	—	(0.13)	(0.43)	(0.28)	—
Total Distributions to Shareholders	—	(0.17)	(0.43)	(0.28)	(0.01)
Net Asset Value, End of Period	$17.91	$15.43	$15.54	$15.83	$12.59
Total Return (excludes sales charge)	16.07%	0.41%	0.84%	28.20%	28.37%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,864	$11,086	$10,396	$4,283	$434
Ratio of net expenses to average net assets	1.35%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets	0.19%	0.44%	(0.14)%	(0.27)%	(0.20)%
Ratio of gross expenses to average net assets (c)	1.94%	1.63%	2.10%	4.75%	9.29%
Portfolio turnover (d)	68%	71%	58%	51%	82%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class R6 Shares
	Year Ended June 30, 2017	Period Ended June 30, 2016(a)
Net Asset Value, Beginning of Period	$15.53	$14.38
Investment Activities:
Net investment income (loss)(b)	0.12	0.06
Net realized and unrealized gains on investments	2.43	1.30
Total from Investment Activities	2.55	1.36
Distributions to Shareholders:
Net investment income	(0.06)	(0.08)
Net realized gains from investments	—	(0.13)
Total Distributions to Shareholders	(0.06)	(0.21)
Net Asset Value, End of Period	$18.02	$15.53
Total Return (c)	16.42%	9.50%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,375	$726
Ratio of net expenses to average net assets (d)	0.89%	1.04%
Ratio of net investment income (loss) to average net assets (d)	0.71%	0.75%
Ratio of gross expenses to average net assets (d),(e)	3.01%	3.10%
Portfolio turnover (c),(f)	68%	71%

(a)  Class R6 Shares of the Fund commenced operations on December 15, 2015.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class Y Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$15.58	$15.65	$15.89	$12.61	$9.83
Investment Activities:
Net investment income (loss)(a)	0.13	0.13	0.01	(0.01)	0.01
Net realized and unrealized gains (losses) on investments	2.43	(0.02)(b)	0.18	3.57	2.81
Total from Investment Activities	2.56	0.11	0.19	3.56	2.82
Distributions to Shareholders:
Net investment income	(0.08)	(0.05)	—	—	(0.04)
Net realized gains from investments	—	(0.13)	(0.43)	(0.28)	—
Total Distributions to Shareholders	(0.08)	(0.18)	(0.43)	(0.28)	(0.04)
Net Asset Value, End of Period	$18.06	$15.58	$15.65	$15.89	$12.61
Total Return	16.43%	0.73%	1.15%	28.48%	28.76%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$47,989	$8,442	$4,507	$3,133	$2,630
Ratio of net expenses to average net assets	0.89%	1.15%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	0.74%	0.85%	0.08%	(0.09)%	0.13%
Ratio of gross expenses to average net assets (c)	1.18%	1.15%	1.75%	4.80%	9.68%
Portfolio turnover (d)	68%	71%	58%	51%	82%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

The availability of certain initial and contingent deferred sales charge reductions and waivers may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. The following information about variations in sales charge reductions and waivers is applicable only to investors who purchase Fund shares through a Merrill Lynch platform or account.

In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive those reductions and waivers.

Merrill Lynch

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
Shares purchased by or through a 529 Plan
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this prospectus
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
CDSC Waivers on A and C Shares available at Merrill Lynch
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus.
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

P.O. Box 182593
Columbus, OH 43218-2593

Statement of Additional Information (SAI):  The SAI contains more information about the Fund's operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this Prospectus, which means that it is legally part of this Prospectus, even if you don't request a copy.

Annual and Semi-Annual Reports:  Annual and semi-annual reports contain more information about the Fund's investments and the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal period.

How to Obtain Information:  You may obtain a free copy of the SAI or annual and semi-annual reports, and ask questions about the Fund or your accounts, online at VictoryFunds.com, by contacting the Victory Funds at the following address or telephone number, or by contacting your financial intermediary.

By telephone: Call Victory Funds at 800-539-FUND (800-539-3863)	By mail: Victory Funds P.O. Box 182593 Columbus, OH 43218-2593

You also can get information about the Fund (including the SAI and other reports) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person: SEC Public Reference Room Washington, D.C. Call 202-551-8090 for location and hours.	By mail: SEC Public Reference Section Washington, D.C. 20549-1520	On the Internet: EDGAR database at sec.gov or by email request at publicinfo@sec.gov
Investment Company Act File Number 811-4852	VF-IMCV-PRO (11/17)

November 1, 2017

Prospectus

Victory Integrity Small/Mid-Cap Value Fund

Class A	MAISX
Class R6	MIRSX
Class Y	MYISX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

VictoryFunds.com
800-539-FUND
(800-539-3863)

Victory Funds

Fund Summary

    Investment Objective

    Fund Fees and Expenses

    Principal Investment Strategy

    Principal Risks

    Investment Performance

    Management of the Fund

    Purchase and Sale of Fund Shares

    Tax Information

    Payments to Broker-Dealers and Other Financial Intermediaries

Additional Fund Information

    Investments

    Risk Factors

Organization and Management of the Fund

Investing with Victory

    Share Price

    Choosing a Share Class

    Information About Fees

    How to Buy Shares

    How to Exchange Shares

    How to Sell Shares

Distributions and Taxes

Important Fund Policies

Other Service Providers

Financial Highlights

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Integrity Small/Mid-Cap Value Fund Summary

Investment Objective

The Fund seeks to provide capital appreciation.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your Investment Professional, in Investing with Victory on page 14 and in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries of the Fund's Prospectus. You may also find information about these discounts in Additional Purchase, Exchange and Redemption Information on page 44 of the Fund's Statement of Additional Information ("SAI").

Shareholder Fees (paid directly from your investment)	Class A	Class R6	Class Y
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE[1]	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%	0.80%
Distribution (12b-1) Fees	0.25%	0.00%	0.00%
Other Expenses	1.35%	1.16%	0.41%
Total Annual Fund Operating Expenses	2.40%	1.96%	1.21%
Fee Waiver/Expense Reimbursement[2]	(1.27)%	(1.13)%	(0.33)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	1.13%	0.83%	0.88%

1  A contingent deferred sales charge of 0.75% may be imposed on Class A shares purchased as part of an investment of $1,000,000 or more that were not subject to an initial sales charge and that are redeemed within 12 months of purchase. See Choosing a Share Class in the Prospectus.

2  Victory Capital Management Inc., the Fund's investment adviser, ("Adviser") has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses of Class A, R6 and Y shares of the Fund (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 1.13%, 0.83% and 0.88%, respectively, until at least October 31, 2018. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) recoupment. This agreement may only be terminated by the Fund’s Board of Trustees.

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The amounts shown reflect the fee waiver/expense reimbursement in place through the expiration date. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$684	$1,166	$1,673	$3,062
Class R6	$85	$506	$952	$2,194
Class Y	$90	$351	$633	$1,437

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover will generally indicate higher transaction costs, resulting in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 65% of the average value of its portfolio.

Principal Investment Strategy

The Adviser pursues the Fund's investment objective by investing, under normal circumstances, at least 80% of the Fund's net assets in equity securities (i.e., common stocks, preferred stocks, convertible securities and rights and warrants) of small- to mid-capitalization companies. Small- to mid-capitalization companies mean those companies with market capitalizations within the range of companies included in the Russell 2500® Index ($41.6 million to $13.7 billion as of September 30, 2017). The Fund may invest up to 25% of its assets in foreign securities, including depositary receipts such as American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs).

When selecting securities to invest in, the Adviser seeks out companies that appear to be undervalued according to certain financial measurements of their intrinsic net worth or business prospects. The Adviser chooses the Fund's investments by employing a value-oriented approach that focuses on securities that offer value with improving investor sentiment. The Adviser finds these value-oriented investments by, among other things: (i) rigorously analyzing the company's financial characteristics and assessing the quality of the company's management; (ii) considering comparative price-to-book, price-to-sales and price-to-cash flow ratios; and (iii) analyzing cash flows to identify stocks with the most attractive potential returns.

The Adviser regularly reviews the Fund's investments and will sell securities when the Adviser believes the securities are no longer attractive because (i) of price appreciation, (ii) of a significant change in the fundamental outlook of the company or (iii) other investments available are considered to be more attractive.

From time to time, the Fund may focus its investments in companies in one or more economic sectors, including the financials sector, particularly those companies within the real estate investment trust (REIT) industry.

Principal Risks

The Fund's investments are subject to the following principal risks:

  Equity Risk. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company's earnings or dividends may not increase as expected. Price changes may be temporary or last for extended periods.
  Foreign Securities Risk. Foreign securities (including ADRs and GDRs) could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.
  Liquidity Risk. Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. Adverse market or economic conditions may adversely affect the liquidity of the Fund's investments and may lead to increased redemptions. In addition, the Fund, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.
  Management Risk. The Adviser may not execute the Fund's principal investment strategy effectively.
  Sector Risk. To the extent the Fund focuses in one or more sectors, such as the financials sector and the REIT industry, market or economic factors impacting those sectors could have a significant effect on the value of the Fund's investments and could make the Fund's performance more volatile. The values of companies in the financials sector are particularly vulnerable to economic downturns and changes in government regulation and interest rates. REITs are particularly subject to the risks of declining real estate values, changing economic conditions and increasing interest rates.
  Smaller Company Risk. Small and mid-sized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.
  Stock Market Risk. Overall stock market risks may affect the value of the Fund. Factors such as domestic and international economic growth and market conditions, interest rate levels and political events affect the securities markets.
  Value Investing Risk. Value stocks may fall out of favor with investors and may underperform growth stocks in an up market. The intrinsic value of value stocks may never be fully recognized by the market or their price may decline.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A, R6 and Y shares of the Fund, including applicable maximum sales charges, compare to those of the Russell 2500® Value Index. Performance data for the classes varies based on differences in their fee and expense structures. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at VictoryFunds.com.

The performance figures for Class A and Y shares reflect the historical performance prior to October 31, 2014 of, respectively, the Class A and Y shares of the Munder Integrity Small/Mid-Cap Value Fund, a series of Munder Series Trust (the predecessor to the Fund managed by Munder Capital Management). The Fund's performance has not been restated to reflect any differences in the expenses of the Munder Integrity Small/Mid-Cap Value Fund. The Munder Integrity Small/Mid-Cap Value Fund commenced operations, and Class A and Y were first offered on, July 5, 2011. Class R6 shares were first offered on March 4, 2015.

Calendar Year Returns for Class Y Shares

(The annual return in the bar chart is for the Fund's least expensive class of shares, Class Y shares. Due to differing charges and expenses, the performance of classes not shown in the bar chart will differ.)

The year-to-date total return of the Fund's Class Y shares as of September 30, 2017 was 10.03%.

Highest Quarter	13.65% (quarter ended March 31, 2013)
Lowest Quarter	-10.24% (quarter ended September 30, 2015)

Average Annual Total Returns (For the Periods Ended December 31, 2016)	1 Year	5 Years (or Life of Class)	Life of Fund[1]
CLASS Y Before Taxes	22.09%	13.11%	10.23%
CLASS Y After Taxes on Distributions	22.06%	12.62%	9.78%
CLASS Y After Taxes on Distributions and Sale of Fund Shares	12.53%	10.43%	8.08%
CLASS A Before Taxes	14.76%	11.52%	8.79%
CLASS R6 Before Taxes	22.12%	5.00%[2]	N/A
INDEX
Russell 2500® Value Index Index returns reflect no deduction for fees, expenses, or taxes.	25.20%	15.04%	11.33%

1  Inception date of Class A and Class Y is July 5, 2011.

2  Inception date of Class R6 is March 4, 2015.

After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one share class. The after-tax returns for other classes will vary.

Management of the Fund

Investment Adviser

Victory Capital Management Inc. ("Adviser") serves as the Fund's investment adviser. The portfolio managers primarily responsible for day-to-day management of the Fund are members of the Adviser's Integrity Asset Management ("Integrity") investment team (referred to as an investment franchise).

Portfolio Managers

Daniel G. Bandi is the Chief Investment Officer of Integrity and has been a Portfolio Manager of the Fund (including its predecessor fund) since its inception.

Daniel J. DeMonica is a Senior Portfolio Manager of Integrity and has been a Portfolio Manager of the Fund (including its predecessor fund) since its inception.

Adam I. Friedman is a Senior Portfolio Manager of Integrity and has been a Portfolio Manager of the Fund (including its predecessor fund) since its inception.

Joe A. Gilbert is a Portfolio Manager of Integrity and has been a Portfolio Manager of the Fund (including its predecessor fund) since its inception.

J. Bryan Tinsley is a Portfolio Manager of Integrity and has been a Portfolio Manager of the Fund (including its predecessor fund) since its inception.

Purchase and Sale of Fund Shares
Investment Minimums	Class A	Class R6	Class Y
Minimum Initial Investment	$2,500	NONE	$1,000,000
Minimum Subsequent Investments	$50	NONE	NONE

For Class A Shares a $1000 minimum purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, and automatic investment plans.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value ("NAV") after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.

Tax Information

The Fund's distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services for investments in all classes except Class R6. These payments may create a conflict of interest by influencing the financial intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Additional Fund Information

Victory Capital Management Inc., which we refer to as the "Adviser" throughout the Prospectus, manages the Fund.

The Integrity Small/Mid-Cap Value Fund (the "Fund") is managed by the Adviser, who also manages other funds, each having distinct investment management objectives, strategies, risks, and policies. Together, these funds are referred to in this Prospectus as the "Victory Funds" or, more simply, the "Funds."

The following section describes additional information about the principal investment strategy the Fund will use under normal market conditions to pursue its investment objective, as well as any secondary strategies the Fund may use, and the related risks. This Prospectus does not attempt to describe all of the various investment techniques and types of investments that the Adviser may use in managing the Fund. The SAI includes more information about the Fund, its investments, and the related risks. Keep in mind that for cash management purposes, the Fund may hold all or a portion of its assets in cash, short-term money market instruments or shares of other investment companies. This may reduce the benefit from any upswing in the market and may cause the Fund to fail to meet its investment objective.

The Fund will not change its policy of investing at least 80% of its net assets in the securities of small- and mid-capitalization companies unless it notifies shareholders at least 60 days in advance. For purposes of the Fund's investment strategy, "net assets" includes any borrowings for investment purposes.

If you would like to receive additional copies of any materials, please call the Victory Funds at 800-539-FUND (800-539-3863) or please visit VictoryFunds.com.

Investments

The following describes the types of securities the Fund may purchase under normal market conditions to achieve its principal investment strategy. The Fund will not necessarily buy all of the securities listed below.

U.S. Equity Securities

Can include common stock, preferred stock, and securities that are convertible or exchangeable into common stock of U.S. corporations.

Foreign Securities

Can include common stock and convertible preferred stock of non-U.S. corporations. Also may include American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs), which are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign corporations, and exchange-traded funds ("ETFs") that invest in foreign corporations.

Real Estate Investment Trusts (REITs)

The Fund may invest in real estate investment trusts (REITs), which are securities representing a pool of real estate or mortgages or both.

The Adviser may use other types of investment strategies in pursuing the Fund's overall investment objective. The following describes the types of securities that the Adviser may purchase or investment techniques the Adviser may employ that are not considered to be a part of the Fund's principal investment strategies. Additional securities and techniques are described in the Fund's SAI.

Derivatives

From time to time, the Fund may enter into futures contracts and write covered call options. Derivative instruments are financial contracts whose value is based on an underlying security or asset, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, and forward currency exchange contracts. The Fund may, but is not required to, use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another), for cash management (attempting to remain fully invested while maintaining liquidity) or to gain exposure to an investment in a manner other than investing in the asset directly. Hedging may relate to a specific investment, a group of investments, or a Fund's portfolio as a whole. The Fund will not use derivatives for speculative purposes.

Investment Companies

The Fund may invest in securities of other investment companies, including ETFs, if those companies invest in securities consistent with the Fund's investment objective and policies. ETFs are investment companies the shares of which are bought and sold on a securities exchange.

Initial Public Offerings (IPOs)

The Fund may invest in initial public offerings (IPOs). It is uncertain whether IPOs will be available for investment by the Fund or what impact, if any, they will have on the Fund's performance.

Securities Lending

To enhance the return on its portfolio, the Fund may lend portfolio securities to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board. Each loan will be secured continuously by collateral in the form of cash, high quality money market instruments or securities issued by the U.S. government or its agencies or instrumentalities.

Risk Factors

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

The following describes the principal risks that you may assume as an investor in the Fund.

General risks
  Market risk is the risk that the market value of a security may decline in response to developments affecting individual companies and/or general economic conditions. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.
  Manager risk is the risk that the Fund's portfolio manager may implement its investment strategy in a way that does not produce the intended result.
  Stock selection risk is the risk that the value of the Fund's investments may decline if the particular companies in which the Fund invests do not perform well in the market. The Adviser's investment strategy seeks to control risk by adhering to portfolio constraints relative to the Fund's benchmark. As a result, the Fund may be particularly susceptible to a general decline in the small-cap and mid-capitalization sectors of the U.S. stock market.

Equity risk
  The value of an equity security will fluctuate in response to changes in earnings or other conditions affecting the issuer's profitability or in general market conditions. Unlike debt securities, which have preference to a company's assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations.

Liquidity risk
  Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the Fund to dispose of such securities or other instruments at advantageous prices may be greatly limited, and the Fund may have to continue to hold such securities or instruments during periods when the Adviser would otherwise have sold them (in order, for example, to meet redemption requests or to take advantage of other investment opportunities). Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price the Fund might receive upon the sale of that security. Adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer, including rising interest rates, may adversely affect the liquidity of the Fund’s investments and the Fund may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such cases the sale proceeds received by a Fund may be substantially less than if the Fund had been able to sell the securities in more orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund’s net asset value. Some securities held by a Fund may be restricted as to resale, and there is often no ready market for such securities. In addition, a Fund, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Smaller-cap stock risk
  Small- or mid-sized companies often have more limited managerial and financial resources than larger, more established companies and, therefore, may be more susceptible to market downturns or changing economic conditions. In addition, such companies may have been recently organized and have little or no track record of success. Also, the Adviser may not have had an opportunity to evaluate such newer companies’ performance in adverse or fluctuating market conditions. The securities of smaller-sized companies may trade less frequently and in smaller volume than more widely held securities. Prices of small- or mid-sized companies tend to be more volatile than those of larger companies and small- or mid-sized issuers may be subject to greater degrees of changes in their earnings and prospects. Since smaller company stocks typically have narrower markets and are traded in lower volumes than larger company stocks, they may be often more difficult to purchase and sell.

Foreign investments risk
  Foreign securities, including ADRs and GDRs, tend to be more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates. In addition, during periods of social, political or economic instability in a country or region, the value of a foreign security could be affected by, among other things, increasing price volatility, illiquidity or the closure of the primary market on which the security is traded. In addition to foreign securities, the Fund may be exposed to foreign markets as a result of the Fund's investments in U.S. companies that have international exposure.

Sector focus risk
  To the extent the Fund focuses in one or more sectors, market or economic factors impacting those sectors could have a significant effect on the value of the Fund's investments. Additionally, the Fund's performance may be more volatile when the Fund's investments are focused in a particular sector. Since benchmark sector weights influence the Fund's sector exposure, the Fund may tend to be more heavily weighted in companies in the financials sector, particularly those within the real estate investment trust (REIT) industry. The values of companies in the financials sector are particularly vulnerable to economic downturns and changes in government regulation and interest rates.

Stock market risk
  Stock market risk refers to the fact that stock (equity securities) prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline. A slower-growth or recessionary economic environment could have an adverse effect on stock prices. Consequently, a broad-based market drop may also cause a stock’s price to fall. Portfolio securities may also decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, or due to factors affecting particular industries represented in the securities markets, such as competitive conditions. Changes in the financial condition of a single issuer can impact a market as a whole, and adverse market conditions may be prolonged and may not have the same impact on all types of securities. In addition, the markets may not favor a particular kind of security, including equity securities. Values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

REIT risk
  Investing in REITs involves many of the risks of investing directly in real estate such as declining real estate values, changing economic conditions and increasing interest rates. Investments in securities of REITs entails additional risks because REITs depend on specialized management skills, may invest in a limited number of properties and may concentrate in a particular region or property type.

Value investing risk
  Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisers using this approach generally select stocks at prices that are, in their view, temporarily low relative to the company's earnings, assets, cash flow and dividends. Value investing is subject to the risk that a stock's intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced.

The Adviser may use several types of investment strategies in pursuing the Fund's overall investment objective. The following risks are those that the Adviser does not consider to be principal risks of the Fund. Additional risks are included in the Fund's SAI.

Derivatives risk
  Derivatives, such as futures contracts and options on futures contracts, are subject to the risk that small price movements can result in substantial gains or losses. Derivatives also entail exposure to counterparty risk, the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant securities, assets or indices. The Fund "covers" its exposure to certain derivative contracts by segregating or designating liquid assets on its records sufficient to satisfy current payment obligations, which may expose the Fund to the market through both the underlying assets subject to the contract and the assets used as cover. The use of derivatives may cause the Fund to incur losses greater than those that would have occurred had derivatives not been used.

Investment company risk
  The Fund's ability to achieve its investment objective may be directly related to the ability of other investment companies (including ETFs) held by the Fund to meet their investment objectives. In addition, shareholders of the Fund will indirectly bear the fees and expenses of the underlying investment companies. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.

IPO risk
  Investments in IPOs may result in increased transaction costs and expenses and the realization of short-term capital gains and distributions. In addition, in the period immediately following an IPO, investments may be subject to more extreme price volatility than that of other equity investments. The Fund may lose all or part of its investments if the companies making their IPOs fail and their product lines fail to achieve an adequate level of market recognition or acceptance.

Securities lending risk
  The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (1) the inability of the borrower to return the securities, (2) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (3) a delay in recovery of the securities, or (4) the loss of rights in the collateral should the borrower fail financially. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral. In determining whether to lend securities, the Adviser or the Fund's securities lending agent will consider relevant facts and circumstances, including the creditworthiness of the borrower.

An investment in the Fund is not a complete investment program.

Organization and Management of the Fund

The Trust's Board of Trustees has the overall responsibility for overseeing the management of the Fund.

The Investment Adviser

The Trust has an Advisory Agreement with the Adviser. The Adviser is a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser oversees the operations of the Fund according to investment policies and procedures adopted by the Board of Trustees. As of September 30, 2017, the Adviser and its affiliates managed or advised assets totaling in excess of $58.9 billion for individual and institutional clients. The Adviser's address is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144.

The Adviser is a multi-boutique asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. Integrity Asset Management ("Integrity") is the investment franchise responsible for the day-to-day investment management of the Fund.

For its fiscal year ended June 30, 2017, the Fund paid advisory fees, before waivers, at an annual rate of 0.80% on the first $300 million and 0.75% on assets in excess of $300 million of the average daily net assets of the Fund.

See "Fund Fees and Expenses" for information about any contractual agreement agreed to by the Adviser to waive fees and/or reimburse expenses with respect the the Fund. From time to time, the Adviser also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to the Fund.

A discussion of the Board's most recent considerations in approving the Advisory Agreement is available in the Fund's semi-annual report for the period ended December 31, 2016.

Portfolio Management

Daniel G. Bandi, Daniel J. DeMonica, Adam I. Friedman, Joe A. Gilbert and J. Bryan Tinsley are Co-Portfolio Managers of the Fund. Portfolio managers listed for the Fund are, together, jointly responsible for the day-to-day management of the Fund's portfolio.

Mr. Bandi is the Chief Investment Officer of Integrity and has been with the Adviser since 2014. From 2003-2014, Mr. Bandi was Chief Investment Officer and a Principal of Integrity Asset Management, LLC, where he was a member of portfolio management team of the Fund's predecessor fund since 2011. Mr. Bandi is a CFA charterholder.

Mr. DeMonica is a Senior Portfolio Manager of Integrity and has been with the Adviser since 2014. From 2003-2014, Mr. DeMonica was a Senior Portfolio Manager and a Principal of Integrity Asset Management, LLC, where he was a member of portfolio management team of the Fund's predecessor fund since 2011. Mr. DeMonica is a CFA charterholder.

Mr. Friedman is a Senior Portfolio Manager of Integrity and has been with the Adviser since 2014. From 2003-2014, Mr. Friedman was a Senior Portfolio Manager and a Principal of Integrity Asset Management, LLC, where he was a member of portfolio management team of the Fund's predecessor fund since 2011.

Mr. Gilbert is a Portfolio Manager of Integrity and has been with the Adviser since 2014. From 2003-2014, Mr. Gilbert was a Portfolio Manager of Integrity Asset Management, LLC, where he was a member of portfolio management team of the Fund's predecessor fund since 2011. Mr. Gilbert is a CFA charterholder.

Mr. Tinsley is a Portfolio Manager of Integrity and has been with the Adviser since 2014. From 2003-2014, Mr. Tinsley was a Portfolio Manager of Integrity Asset Management, LLC, where he was a member of portfolio management team of the Fund's predecessor fund since 2011. Mr. Tinsley is a CFA charterholder.

The Fund's SAI provides additional information about the portfolio managers' method of compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

Investing with Victory

All you need to do to get started is to fill out an application.

If you are looking for a convenient way to open an account or to add money to an existing account, we can help. The sections that follow will serve as a guide to your investments with the Victory Funds. Choosing a Share Class will help you decide whether it would be more to your advantage to buy Class A, R6, or Y shares of the Fund. Class R6 and Y shares are available for purchase only by eligible shareholders. The following sections describe how to open an account directly with us, how to access information about your account, and how to buy, exchange and sell shares of the Fund. Note, this information will vary if you invest through a third party Investment Professional such as a brokerage firm and will be dependent on that firm's policies and practices. Consult your Investment Professional for specific details.

We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

Share Price

The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the value of your investment.

The Fund calculates its share price, called its net asset value ("NAV"), each business day as of the close of regular trading on the New York Stock Exchange, Inc. ("NYSE"), which is normally 4:00 p.m. Eastern Time. In the event of an emergency or other disruption in trading on the NYSE, the Fund's share price will be determined based upon the close of the NYSE. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is next calculated after you place your order. A business day is a day on which the NYSE is open.

To the extent the Fund's investments include securities that are primarily traded in foreign markets, the value of those securities may change on days when shareholders are unable to purchase and redeem the Fund's shares, such as on weekends or other days when the Fund does not price its shares.

The Fund prices its investments based on market value when market quotations are readily available. When these quotations are not readily available, the Fund will price its investments at fair value according to procedures approved by the Board of Trustees. The Fund will fair value a security when:

  Trading in the security has been halted;
  The market quotation for the security is clearly erroneous due to a clerical error;
  The security's liquidity decreases such that, in the Adviser's opinion, the market quotation has become stale; or
  An event occurs after the close of the trading market (but before the Fund's NAV is calculated) that, in the Adviser's opinion, materially affects the value of the security.

The use of fair value pricing may minimize arbitrage opportunities that attempt to exploit the differences between a security's market quotation and its fair value. The use of fair value pricing may not, however, always reflect a security's actual market value in light of subsequent relevant information, and the security's opening price on the next trading day may be different from the fair value price assigned to the security.

Each class of shares of the Fund calculates its NAV by adding up the total value of the investments and other assets of that class, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the class.

You may be able to find the Fund's NAV each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a fund reaches a specific number of shareholders or level of assets. You may also find the Fund's NAV by calling 800-539-3863 or by visiting the Fund's website at VictoryFunds.com.

Choosing a Share Class

CLASS A

  Front-end sales charge, as described in this section. There are several ways to reduce or eliminate this charge as discussed under Sales Charge Reductions and Waivers for Class A Shares.
  A contingent deferred sales charge (CDSC) may be imposed if you sell your shares within twelve months of their purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A Shares.
  Class A shares also pay ongoing distribution and/or service (12b-1) fees.
  Higher annual expenses than Class R6 and Class Y shares.

CLASS R6

  No front-end sales charge or CDSC. All your money goes to work for you right away.
  Class R6 shares do not pay any ongoing distribution and/or service (12b-1) fees.
  Class R6 shares are only available to certain investors.
  Lower annual expenses than all other classes of shares.

CLASS Y

  No front-end sales charge or CDSC. All your money goes to work for you right away.
  Class Y shares do not pay any ongoing distribution and/or service (12b-1) fees.
  Class Y shares are only available to certain investors.
  Lower annual expenses than Class A shares.

Share Classes

An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information. Your Investment Professional also can help you decide which share class is best for you. Investment Professionals and other intermediaries may charge fees for their services.

The Fund offers Class A, R6 and Y shares. Each share class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you and your Investment Professional to choose the class that best suits your investment needs. When you purchase shares of the Fund, you must choose a share class.

Deciding which share class best suits your situation depends on a number of factors that you should discuss with your Investment Professional, including: how long you expect to hold your investment, how much you intend to invest, and the total expenses associated with each share class.

The Fund currently offers only the classes of shares described in this Prospectus. At some future date, the Fund may offer additional classes of shares.

Also, not all Victory Funds offer all classes of shares, and some classes of shares are available for purchase only by eligible shareholders.

The Fund reserves the right, without notice, to change the eligibility criteria for purchasing a particular share class. For example, a class of shares may be available to purchase only by retirement plans or by institutional investors. The Fund may also waive any applicable eligibility criteria or investment minimums at its discretion.

The Fund or any class may be terminated at any time for failure to achieve an economical level of assets or for other reasons.

Calculation of Sales Charges for Class A Shares

For historical expense information, see the "Financial Highlights" at the end of this Prospectus.

Class A shares are sold at their public offering price, which is the NAV plus any applicable initial sales charge, also referred to as the "front-end sales load." The sales charge may be reduced or eliminated for larger purchases, as detailed below or as described under Sales Charge Reductions and Waivers for Class A Shares. The investment levels required to obtain a reduced sales charge are commonly referred to as "breakpoints."

All Class A purchases are subject to the terms described herein except for those purchases made through an intermediary specified in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.

In order to obtain a breakpoint discount, you must inform your Investment Professional at the time you purchase shares of the existence of the other Victory accounts or purchases of Victory Funds that are eligible to be linked for the purpose of calculating the initial sales charge. The Fund or your Investment Professional may ask you for records or other information about other Victory Funds held in your Victory accounts and linked accounts, including accounts opened with a different Investment Professional.

The current sales charge rates for Class A shares are listed below:

Your Investment in the Fund	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment
Up to $49,999	5.75%	6.10%
$50,000 up to $99,999	4.50%	4.71%
$100,000 up to $249,999	3.50%	3.63%
$250,000 up to $499,999	2.50%	2.56%
$500,000 up to $999,999	2.00%	2.04%
$1,000,000 and above[1]	0.00%	0.00%

1  A contingent deferred sales charge (CDSC) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed within twelve months of purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions. You may be eligible for a reduction or waiver of this CDSC under certain circumstances. See CDSC reductions for Class A Shares and Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries for details.

Sales Charge Reductions and Waivers for Class A Shares

There are several ways you can combine multiple purchases of Class A shares of the Victory Funds to take advantage of reduced sales charges and, in some cases, eliminate sales charges.

In order to obtain a Class A sales charge reduction or waiver, you must provide your Investment Professional, financial intermediary or the Fund's transfer agent, at the time of purchase, with current information regarding shares of any Victory Funds held in other accounts. Such information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate that a sales charge was paid regarding shares of the Victory Funds held in: (i) all accounts (e.g., retirement accounts) with the Victory Funds and your Investment Professional; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse or domestic partner and children under 21).

The availability of a sales charge reduction or waiver discussed below will depend upon whether you purchase your shares directly from the Fund or through a financial intermediary. In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. Different intermediaries may impose different sales loads. These variations are described in Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. Except as described with respect to the intermediaries specified in Appendix A, all Class A shares are subject to the terms stated herein. In order to obtain waivers and discounts that are not available through your intermediary, you will have to purchase Fund shares directly from the Fund or through another intermediary.

You can find additional information regarding sales charges and their reductions, free of charge, at vcm.com/policies, by clicking on Victory Funds Pricing Policies.

You may reduce or eliminate the sales charge in the following cases:

  Your purchase is sufficient to reach a breakpoint (see Calculation of Sales Charges for Class A Shares above);
  If you anticipate purchasing $50,000 or more of shares of the Fund, or in combination with Class A shares of other Victory Funds (excluding those Funds that do not impose a sales charge), within a 13-month period, you may obtain the shares at the same reduced sales charge as though the total quantity were invested in one lump sum. In order to qualify for the reduced sales charge, you must submit a non-binding Letter of Intent (the "Letter") within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. You must start with a minimum initial investment of at least 5.00% of the total amount you intend to purchase. A portion of the shares purchased under the Letter will be held in escrow until the total investment has been completed. In the event you do not complete your commitment set forth in the Letter in the time period specified, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges;
  Rights of Accumulation allow you to add the value of any Class A shares of the Fund that you already own (excluding shares sold without a sales charge) to the amount of your next Class A investment to determine if your additional investment will qualify for a reduced sales charge. The value of the Class A shares you already own will be calculated by using the greater of the current value or the original investment amount. You may be eligible for reduced sales charges on future purchases of Class A shares of the Fund after you have reached a new breakpoint. To determine your reduced sales charge, you can add the value of your Class A shares (or those held by your spouse (including life partner) and your children under age 21), determined at the previous day’s NAV, to the amount of your new purchase, valued at the current offering price. To ensure that the reduced price will be received pursuant to the Fund’s Rights of Accumulation, you or your Investment Professional must inform the Fund’s transfer agent that the Rights apply each time shares are purchased and provide the transfer agent with sufficient information to permit confirmation of qualification;
  The Combination Privilege allows you to combine the value of Class A shares you own in accounts of multiple Victory Funds (excluding shares sold without a sales charge) and in accounts of household members of your immediate family (spouse or domestic partner and children under 21) to achieve a reduced sales charge on your added investment;
  The Reinstatement Privilege permits an investor, within 90 days of a redemption of Class A shares of the Fund, to reinvest all or part of the redemption proceeds in Class A shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. No service charge is currently imposed on reinvestment in Class A shares of the Fund within 90 days of a redemption of Class A shares;
  The Victory Funds will completely waive the sales charge for Class A shares in the following cases:
    Purchases of $1,000,000 or more;
    Purchases by:
      current and retired Victory Fund trustees or officers;
      directors, trustees, employees, and family members of employees of the Adviser or "Affiliated Providers;"1 and registered broker-dealers, financial intermediaries or their agents or affiliates who have agreements with Victory Capital Advisers, Inc., (the "Distributor"), if the shares are purchased for their own account, purchased for retirement plans of their employees or sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;
    Purchases for trust or other advisory accounts established with a financial institution and fee-based investment products or accounts;
    Reinvestment of proceeds from a liquidation distribution of Class A shares of a Victory Fund held in a deferred compensation plan, agency, trust, or custody account;
    Purchases by retirement plans, including Section 401 and 457 plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans. Investors nonetheless may be charged a fee if they effect transactions in Class A shares through a broker or agent;
    Purchases by participants in no transaction fee programs offered by certain broker-dealers (sometimes referred to as "supermarkets");
    Purchases by financial intermediaries who have entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers;
    Investors that have an investment account with the Adviser;
    Purchases by CMS Energy employees participating in a Victory prototype Roth IRA plan by way of payroll deduction from CMS Energy; and
    Individuals who reinvest the proceeds of redemptions from Class I or Class Y shares of a Victory Fund within 60 days of redemption.

1  Affiliated Providers are affiliates and subsidiaries of the Adviser and any organization that provides services to the Trust.

You should inform the Fund or your Investment Professional at the time of purchase of the sales charge waiver category which you believe applies.

CDSC for Class A Shares

A contingent deferred sales charge (CDSC) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed within twelve months of purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions.

More information is available in CDSC Reductions and Waivers for Class A Shares and Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. All Class A purchases are subject to the terms described herein except for those purchases made through the intermediaries specified in Appendix A.

CDSC Reductions and Waivers for Class A Shares

No CDSC is imposed on redemptions of Class A shares in the following circumstances:

  To the extent that the shares redeemed:
    are no longer subject to the holding period for such shares;
    resulted from reinvestment of distributions; or
    were exchanged for shares of another Victory Fund as allowed by the Prospectus, provided that the shares acquired in such exchange or subsequent exchanges will continue to remain subject to the CDSC, if applicable, calculated from the original date of purchase until the applicable holding period expires. In determining whether the CDSC applies to each redemption, shares not subject to a CDSC are redeemed first;
  Following the death or post-purchase disability of:
    a registered shareholder on an account; or
    a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;
  Distributions from individual retirement accounts, Section 403(b), Section 457 and Section 401 qualified plans, where redemptions result from:
    required minimum distributions with respect to that portion of such contributions that does not exceed 12% annually;
    tax free returns of excess contributions or returns of excess deferral amounts;
    distributions on the death or disability of the account holder;
    distributions for the purpose of a loan or hardship withdrawal from a participant plan balance; or
    distributions as a result of separation of service;
  Distributions as a result of a Qualified Domestic Relations Order or Domestic Relations Order required by a court settlement;
  In instances where the investor’s dealer or institution waived its commission in connection with the purchase and notifies the Distributor prior to the time of investment;
  When the redemption is made as part of a Systematic Withdrawal Plan (including dividends), up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established; or
  Participant-initiated distributions from employee benefit plans or participant-initiated exchanges among investment choices in employee benefit plans.

Eligibility Requirements to Purchase Class R6 Shares

Class R6 shares may only be purchased by:

  Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans.
  Investors who purchase through select fee-based advisory programs with an approved financial intermediary. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based upon the value of the account. Such transactions may be subject to additional rules or requirements of the applicable financial intermediary's program.
  Registered investment companies.

Eligibility Requirements to Purchase Class Y Shares

Only Eligible Investors may purchase or exchange into Class Y shares of the Fund. Eligible Investors include the following:

  Institutional and individual retail investors with a minimum investment in Class Y shares of $1,000,000 who purchase through certain broker-dealers or directly from the transfer agent.
  Clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds, who invest at least $2,500.
  Pension, profit sharing, employee benefit and other similar plans and trusts that invest in the Fund.
  Investors who purchase through select fee-based advisory programs with an approved financial intermediary. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based upon the value of the account. Such transactions may be subject to additional rules or requirements of the applicable financial intermediary's program.
  Purchases by:
    current and retired Victory Fund trustees or officers (including the former trustees and officers of the Munder Series Trust);
    directors, trustees, employees, and family members of employees of the Adviser or "Affiliated Providers";1 investment advisory clients of the Adviser; or
    investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members.

1  Affiliated Providers are affiliates and subsidiaries of the Adviser and any organization that provides services to the Trust.

Information About Fees

Distribution and Service Plans

In accordance with Rule 12b-1 of the Investment Company Act of 1940, the Trust has adopted a Distribution and Service Plan for Class A shares of the Fund.

Under the Class A Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.25% of its average daily net assets of Class A shares. The fee is paid for general distribution services, for selling Class A shares and, as applicable, for providing personal services to shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's shares. Personal services to shareholders are generally provided by broker-dealers or other intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Because Rule 12b-1 fees are paid out of the Fund's assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Other Payments to Financial Intermediaries

Except with respect to Class R6 shares, if you purchase Fund shares through an Investment Professional, a broker dealer, or other financial intermediary, the Fund may pay for sub-transfer agent, recordkeeping and/or similar administrative services. In addition, the Adviser (and its affiliates) may make substantial payments to affiliated and unaffiliated dealers or other Investment Professionals and service providers for distribution, administrative and/or shareholder servicing activities, out of its own resources, including the profits from the advisory fees the Adviser receives from the Fund. The Adviser also may reimburse the Distributor (or the Distributor's affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or other Investment Professionals for marketing, promotional or related expenses; these payments are often referred to as "revenue sharing."

No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker-dealers or other financial intermediaries from Fund assets or the Adviser's or an affiliate's resources on sales of or investments in Class R6 shares.

How to Buy Shares

Opening an account

If you would like to open an account, you will first need to complete an Account Application.

You can obtain an Account Application by calling Victory Funds Customer Service at 1-800-539-3863. You can also download an Account Application by visiting the Fund's website, VictoryFunds.com, and clicking on the Victory Funds Account Application link. Send the completed Account Application, along with a check made payable to the Victory Funds, at the following address:

Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593

You can also obtain an Account Application by contacting your Investment Professional. When you invest through an Investment Professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ. In addition to any limitations described in this Prospectus, an Investment Professional or other intermediary may also place other limits on your ability to use the services of the Fund. Sometimes an Investment Professional will charge you for its services. This fee will be in addition to, and unrelated to, the fees and expenses charged by the Fund.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the Fund is unable to collect the required information, you may not be able to open your account. Additional details about the Fund's Customer Identification Program are available in the section "Important Fund Policies."

If your investment order is accepted by the Fund, an Investment Professional or other intermediary, it will be priced at the NAV next computed as described in the section entitled "Share Price."

If you participate in a retirement plan that offers one of the Victory Funds as an option, please consult your employer for information on how to purchase shares of the Victory Funds through the plan, including any restrictions or limitations that may apply.

Paying for your initial purchase

Make your check payable to the "Victory Funds." All checks must be drawn on U.S. banks. If your check is returned as uncollectible for any reason, you will be charged for any resulting fees and/or losses. The Fund does not accept cash, money orders, traveler's checks, credit card convenience checks, or third party checks. Additionally, bank starter checks are not accepted for the shareholder's initial investment into the Fund. All payments must be denominated in U.S. dollars.

Minimum investments

If you would like to buy Class A the minimum investment required to open an account is $2,500; no minimum for certain retirement plans and approved fee-based and/or advisor program and similar accounts ($1,000 for IRA accounts), with additional investments of at least $50. If you would like to buy Class R6 or Class Y shares, you must first be an Eligible Investor, as discussed in the section Choosing a Share Class — Eligibility Requirements to Purchase. There are no minimum investment amounts required for Class R6 or Class Y shares except as set forth in the Eligibility Requirements to Purchase.

If your account falls below the minimum investment amount, we may ask you to reestablish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

The minimum investment required to open an account may be waived or lowered for employees, and immediate family members of the employee, of the Adviser, the Administrator, and their affiliates. In addition, the minimum investment required may be waived when the Fund is purchased in a managed account or within qualified retirement plans or in other similar circumstances. Although the Fund may sometimes waive the minimum investment, when it does so, it always reserves the right to reject initial investments under the minimum at its discretion.

There is no minimum investment required to open an account or for additional investments in Victory Simple IRAs.

Purchasing additional shares

Once you have an existing account, you can make additional investments at any time in any amount (subject to any minimums) in the following ways:

  By Mail

  To ensure that your additional investment is properly credited to your account, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

  By Telephone

  If you have an existing account that has been set up to receive electronic transfers, you can buy additional shares by calling Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday.

  By Exchange

  You may purchase shares of the Fund using the proceeds from the simultaneous redemption of shares of another Victory Fund if it is eligible for an exchange with your Fund. You may initiate an exchange online (if you are a registered user of VictoryFunds.com), by telephone, or by mail. See the section "Exchanging Shares."

  Via the Internet

  If you are a registered user, you may request a purchase of shares through our website at VictoryFunds.com. Your account must be set up for Automated Clearing House ("ACH") payment in order to execute online purchases.

  By ACH

  Your account must be set up for ACH payment in order to execute purchases online or by telephone. It takes about 15 days to set up an ACH account and only domestic member banks may be used. After your account is set up, your purchase amount can be transferred by ACH. Currently, the Fund does not charge a fee for ACH transfers but it reserves the right to charge for this service in the future. Your originating bank may charge a fee for ACH transfers.

  By Wire

  You may buy Fund shares by bank wire transfer of same day funds. Please call Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday for wiring instructions. Any commercial bank can transfer same-day funds by wire.

  Although the transfer agent does not currently charge you for receiving same-day funds, it reserves the right to charge for this service in the future. Your bank may charge you for wiring same-day funds. You cannot buy shares for tax-qualified retirement plans by wire transfer.

  By Systematic Investment Plan

  To enroll in the Systematic Investment Plan, you should check this box on the Account Application or on the Account Maintenance Form. We will need your bank information and the amount ($50 or more) and frequency of your investment. You can select monthly, quarterly, semi-annual or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement before we will make automatic withdrawals from your bank account and invest it in shares of the Fund.

Other purchase rules you should know

The Fund reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund or its shareholders. The Fund also reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a Fund account, or to add to an existing Fund account.

Keep these addresses handy for purchases, exchanges, or redemptions.

BY REGULAR U.S. MAIL	Victory Funds P.O. Box 182593 Columbus, OH 43218-2593
BY OVERNIGHT MAIL	Use the following address ONLY for overnight packages: Victory Funds c/o FIS TA Operations 4249 Easton Way, Suite 400 Columbus, OH 43219 PHONE: 800-539-3863
BY WIRE	Call 800-539-3863 BEFORE wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions.
BY TELEPHONE	800-539-FUND (800-539-3863)
ON THE INTERNET	www.VictoryFunds.com

If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of Fund shares in your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive a financial report of the Fund. By February 15th of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

Retirement Plans

You can use the Fund as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Fund for details regarding an IRA or other retirement plan that works best for your financial situation.

How to Exchange Shares

There may be limits on the ability to exchange between certain Victory Funds. You can obtain a list of Victory Funds available for exchange by calling 800-539-FUND or by visiting VictoryFunds.com

The shares of any class of the Fund may be exchanged for the shares of any other class offered by the Fund or the same class, or any other class, of any other Victory Fund, either through your Investment Professional or directly through the Fund, subject to the conditions described below:

  Exchanges are subject to any CDSC, minimum investment limitation or eligibility requirements described in the applicable Prospectus and SAI. You may be required to provide sufficient information to establish eligibility to exchange into the new share class.
  To exchange between Victory Funds, the other Victory Fund you wish to exchange into must be eligible for exchange with your Fund.
  Shares of the Victory Fund selected for exchange must be available for sale in your state of residence.

If you have questions about these, or any of the Fund's other exchange policies, please consult Victory Customer Service or your Investment Professional before requesting an exchange.

Before exchanging, you should read the Prospectus of the Fund you wish to exchange into, which may be subject to different risks, fees and expenses.

Processing your exchange/conversion

If your exchange request is received and accepted by the Fund, an Investment Professional or other intermediary by the close of trading as described in the section entitled "Share Price" then your exchange will be processed the same day. Your exchange will be processed on the next business day if received after the close of trading. Exchanges will occur at the respective NAVs of the share classes next calculated after receipt and acceptance of your exchange request in good order, plus any applicable sales charge described in the Prospectus.

If your Fund shares are converted to a different share class, the transaction will be based on the respective NAV of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day's NAVs. Please contact your financial intermediary regarding the tax consequences of any conversion.

Requesting an exchange

You can exchange shares of the Fund by telephone, by mail or via the Internet. You cannot exchange into an account with a different registration or tax identification number.

By Telephone

Unless you indicate otherwise on the account application, Victory Customer Service will be authorized to accept exchange instructions received by telephone.

By Mail

Send a letter of instruction signed by all registered owners or their legal representatives to the Victory Funds.

Via the Internet

You may also exchange shares via the Internet at VictoryFunds.com if you are a registered user.

Other exchange rules you should know

The Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. The Fund may terminate or modify the exchange privilege at any time on 60 days' notice to shareholders.

An exchange of Fund shares for shares of another Victory Fund constitutes a sale for tax purposes unless the exchange is made within an IRA or other tax-deferred account.

For information on how to exchange shares of the Fund that were purchased through your employer's retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.

How to Sell Shares

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.

If your redemption request is received in good order by the close of trading on the NYSE, your redemption will be processed the same day. Your redemption will not be processed until the next business day if it is received after the close of trading on the NYSE. You cannot redeem your shares at www.VictoryFunds.com.

BY TELEPHONE

The easiest way to redeem shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

  Mail a check to the address of record;
  Wire funds to a previously designated domestic financial institution;
  Mail a check to a previously designated alternate address; or
  Electronically transfer your redemption via ACH to a previously designated domestic financial institution.

The transfer agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the transfer agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, none of the Trust, its servicing agents, the Adviser, or the transfer agent will be responsible for any losses. If the transfer agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the transfer agent or your Investment Professional by telephone, consider placing your order by mail.

BY MAIL

Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A Medallion signature guarantee is required for the following redemption requests:

  Your account registration has changed within the last 15 business days;
  The check is not being mailed to the address on your account;
  The check is not being made payable to the owner of the account;
  The redemption proceeds are being transferred to another Victory Fund account with a different registration; or
  The check or wire is being sent to a different bank account than was previously designated.

You can get a Medallion signature guarantee from a financial institution — such as a commercial bank, broker dealer, credit union, clearing agency, or savings bank — that is a member of a Medallion signature guarantee program.

BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call before the close of trading on the NYSE, your funds will be wired on the next business day.

BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after the close of trading on the NYSE. It will be transferred by ACH as long as the transfer is to a domestic bank.

Systematic Withdrawal Plan

If you check this box on the Account Application or on the Account Maintenance Form, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more at the time you establish the Systematic Withdrawal Plan. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a Medallion signature guaranteed letter of instruction. You should be aware that each withdrawal may be a taxable transaction. Also, each withdrawal reduces your account balance, and eventually your account balance may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below the initial purchase minimum, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Additional Information about Redemptions
  Redemption proceeds from the sale of Fund shares purchased by a check or through ACH will be held until the purchase check or ACH has cleared, which will take up to 10 business days.
  We typically expect to send the proceeds from your share redemption within one business day after we execute your order, but we may take up to seven business days to send redemption proceeds, regardless of payment type. When you sell shares through your financial intermediary, you can ask the intermediary to tell you when you can expect to receive the proceeds of your redemption.
  The Fund may suspend your right to redeem your shares in the following circumstances:
    During non-routine closings of the NYSE;
    When the SEC determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or
    When the SEC orders a suspension to protect the Fund's shareholders.
  The Fund typically uses cash and cash equivalents held in its portfolio or sells portfolio assets to meet redemption requests. In unusual circumstances or under stressed market conditions, the Fund may use other methods to raise cash to meet redemption requests. For example, the Fund may draw funds from a line of credit or borrow available cash held by other Victory Funds under an "interfund lending program" in reliance on an exemptive order from the SEC.
  The Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1.00% of the Fund's net assets. The Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash. Securities received pursuant to an in-kind redemption are subject to market risk until sold and may be subject to brokerage and other fees.
  If you choose to have your redemption proceeds mailed to you and either the United States Postal Service is unable to deliver the redemption check to you or the check remains outstanding for more than six months, the Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed redemption checks.

Distributions and Taxes

Buying a dividend. You should check the Fund's distribution schedule before you invest. If you buy shares of the Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

As a shareholder, you are entitled to your share of net income and capital gains on the Fund's investments. The Fund passes its earnings along to investors in the form of dividends. Dividends paid by the Fund represent the net income from dividends and interest earned on investments after expenses. The Fund will distribute short-term gains, as necessary, and if the Fund makes a long-term capital gain distribution, it is normally paid once a year.

Ordinarily, the Fund declares and pays dividends annually. However, the Fund may not always pay a dividend or distribution for a given period. Each class of shares declares and pays dividends separately.

Distributions can be received in one of the following ways. Please check with your Investment Professional if you are unsure of which option is right for you.

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-539-FUND.

Reinvestment Option

You can have distributions automatically reinvested in additional shares of the Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

Cash Option

A check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the United States Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the distribution option on your account will default to the reinvestment option as described above. The Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed distribution checks.

Income Earned Option

You can automatically reinvest your dividends in additional shares of the Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

Directed Distributions Option

In most cases, you can automatically reinvest distributions in shares of another Victory Fund. If you reinvest your distributions in a different Victory Fund, you will pay a sales charge on the amount of reinvested distributions.

Directed Bank Account Option

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the transfer agent will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

Important Information about Taxes

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in the Fund.

The Fund expects to pay no federal income tax on the earnings and capital gains it distributes to shareholders.

  Qualified dividends received from the Fund by noncorporate shareholders will be taxed at long-term capital gain rates to the extent attributable to qualified dividends received by the Fund. Nonqualified dividends, dividends received by corporate shareholders and dividends from the Fund's short-term capital gains are taxable as ordinary income. Dividends from the Fund's long-term capital gains are taxable as long-term capital gains.
  Dividends are treated in the same manner for U.S. federal income tax purposes whether you receive them in cash, additional shares of the Fund, or you reinvest them in shares of another Victory Fund.
  An exchange of the Fund's shares for shares of another Victory Fund will be treated as a sale. When you sell or exchange shares of the Fund, you must recognize any gain or loss.
  An exchange of one class of the Fund's shares for shares of another class of the same Fund generally constitutes a nontaxable exchange.
  Distributions from the Fund and gains from the disposition of your shares may also be subject to state and local income tax.
  An additional 3.8% Medicare tax will be imposed on certain net investment income (which includes ordinary dividends, capital gain distributions from the Fund, and gain recognized on a disposition of shares) of certain U.S. individuals, estates, and trusts.
  Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.
  Tax statements will be mailed from the Fund by mid-February showing the amounts and tax status of distributions made to you.
  Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.
  The Fund is generally required by law to provide you and the Internal Revenue Service with certain cost basis information related to the sale or redemption of any of your shares in the Fund acquired on or after January 1, 2012 (including distributions that are reinvested in additional shares of the Fund).
  The Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or the Fund is notified by the Internal Revenue Service that backup withholding is required.
  You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in the Fund.
  The Fund may provide estimated capital gain distribution information through its website at VictoryFunds.com.

Important Fund Policies

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Fund must obtain the following information for each person who opens a new account:

  Name;
  Date of birth (for individuals);
  Residential or business street address (although post office boxes are still permitted for mailing); and
  Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Account Maintenance Information

For the following non-financial transactions, the Victory Funds require proof that your signature authorizing a transaction is authentic. This verification can be provided in all cases by either a Signature Validation Program (SVP) stamp or a Medallion signature guarantee (MSG). In some instances a Notary Public stamp is an acceptable alternative. As with the Medallion signature guarantee, a SVP stamp can also be obtained from a financial institution that is a member of the SVP program.

  Change of name (Notary Public, SVP or MSG);
  Add/change banking instructions (SVP or MSG);
  Add/change beneficiaries (Notary Public, SVP or MSG);
  Add/change authorized account traders (SVP or MSG);
  Adding a Power of Attorney (Notary Public, SVP or MSG);
  Add/change Trustee (Notary Public, SVP or MSG); and
  Uniform Transfers to Minors Act/Uniform Gifts to Minors Act custodian change (Notary Public, SVP or MSG).

Market Timing

The Victory Funds discourage frequent purchases and redemptions of Fund shares (market timing). Market timing allows investors to take advantage of market inefficiencies, sometimes to the disadvantage of other shareholders. Market timing increases Fund expenses to all shareholders by increasing portfolio turnover. In addition, market timing could potentially dilute share value for all other shareholders by requiring the Fund to hold more cash than it normally would.

The Fund's Board of Trustees has adopted policies and procedures with respect to market timing. In order to prevent or minimize market timing, the Fund will:

  Employ "fair value" pricing, as described in this Prospectus under Share Price, to minimize the discrepancies between a security's market quotation and its perceived market value, which often gives rise to market timing activity; and
  Monitor for suspected market timing based on "short-term transaction" activity, that is, a purchase or redemption of a Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund.

In monitoring for market timing activity, we consider, among other things, the frequency of your trades and whether you acquired your Fund shares directly through the transfer agent or whether you combined your trades with a group of shareholders in an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary.

Frequent trading by a shareholder is generally a characteristic of market timing. Therefore, any account in which Fund shares are acquired directly through the transfer agent, or where the Fund can adequately identify the shareholder, with a history of three short-term transactions within 90 days or less is suspected of market timing and the shareholder's trading privileges (other than redemption of Fund shares) will be suspended.

We may make exceptions to the "short-term transaction" policy for certain types of transactions if, in the opinion of the Adviser, under the oversight of the Board, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the Fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the Fund or administrator and transactions by certain qualified funds-of-funds.

If you acquired shares through an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary (such as investment advisers, broker-dealers, third-party administrators or insurance companies), and market timing is suspected, different purchase and exchange limitations may apply. We may rely upon a financial intermediary's policy to deter short-term or excessive trading (i) if we believe that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of the Fund, or (ii) if we receive an undertaking from the financial intermediary to enforce short-term or excessive trading policies on behalf of the Fund that provide a substantially similar level of protection for the Fund against such transactions. If you hold your Fund shares through a financial intermediary, you are advised to consult the intermediary to determine what purchase and exchange limitations apply to your account.

We reserve the right to reject or cancel a purchase or exchange order for any reason without prior notice. We will deny your request to purchase or exchange your shares if we believe that the transaction is part of a market timing strategy.

The Fund's market timing policies and procedures may be modified or terminated at any time under the oversight of the Board.

Portfolio Holdings Disclosure

The Fund discloses its complete portfolio holdings as of the end of its second fiscal quarter and its fiscal year in its reports to shareholders. The Fund sends reports to its existing shareholders no later than 60 days after the relevant fiscal period, and files these reports with the SEC by the 70th day after the end of the relevant fiscal period. You can find these reports on the Fund's website, VictoryFunds.com, and on the SEC's website, www.sec.gov.

The Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find these filings on the SEC’s website, www.sec.gov.

The Fund also discloses its complete portfolio holdings each calendar quarter on the Fund's website, VictoryFunds.com, no earlier than the 15th day after the quarter end.

You can find a complete description of the Fund's policies and procedures with respect to disclosure of its portfolio securities in the Fund's SAI or on the Fund's website, VictoryFunds.com.

Performance

The Victory Funds may advertise the performance of the Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations.

Advertising information may include the average annual total return of the Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations and publications.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Victory Funds may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Victory Funds send these documents to each shareholder individually by calling the Victory Funds at 800-539-FUND (800-539-3863), and they will be delivered promptly.

While this Prospectus and the SAI of the Trust describe pertinent information about the Trust and the Fund, neither this Prospectus nor the SAI represents a contract between the Trust or the Fund and any shareholder.

Other Service Providers

Victory Capital Advisers, Inc. (the Distributor), member FINRA and SIPC, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, serves as distributor for the continuous offering of the Fund's shares. The Distributor is an affiliate of the Adviser.

Citibank, N.A., 388 Greenwich St., New York, New York 10013, serves as the custodian of the Fund's investments and cash and settles trades made by the Fund.

Victory Capital Management Inc., 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, also serves as the administrator and fund accountant for the Fund.

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, Ohio 43219, serves as the sub-administrator and sub-fund accountant for the Fund.

FIS Investor Services LLC, 4249 Easton Way, Suite 400, Columbus, Ohio 43219, serves as the transfer agent and dividend disbursing agent for the Fund.

Ernst & Young LLP, 1900 Scripps Center, 312 Walnut Street, Cincinnati, Ohio 45202, serves as the independent registered public accounting firm for the Fund.

Morrison & Foerster LLP, 250 West 55th Street, New York, New York 10019, serves as legal counsel to the Fund.

Financial Highlights

The following financial highlights tables reflect historical information about shares of the Fund and are intended to help you understand the Fund's financial performance for the past five years.

Certain information shows the results of an investment in one share of the Fund. To the extent the Fund invests in other funds, the Total Annual Operating Expenses included in the Fund's Fees and Expenses table may not correlate to the ratio of expenses to average net assets in the financial highlights below. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The Fund’s financial highlights includes historical information of the Fund’s predecessor, Munder Integrity Small/Mid-Cap Value Fund, a separate series of Munder Series Trust that was managed by Munder Capital Management, for periods prior to October 31, 2014.

The information for each period has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The Fund's annual and semi-annual reports are available by calling the Fund at 800-539-FUND and at VictoryFunds.com.

Integrity Small/Mid-Cap Value Fund

	Class A Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$13.26	$14.08	$15.15	$12.18	$9.81
Investment Activities:
Net investment income (loss)(a)	0.02	0.02	(0.05)	(0.08)	0.01
Net realized and unrealized gains (losses) on investments	2.76	(0.81)	(0.14)	3.27	2.39
Total from Investment Activities	2.78	(0.79)	(0.19)	3.19	2.40
Distributions to Shareholders:
Net investment income	—	(0.03)	—	—	(0.03)
Net realized gains from investments	—	—	(0.88)	(0.22)	—
Total Distributions to Shareholders	—	(0.03)	(0.88)	(0.22)	(0.03)
Net Asset Value, End of Period	$16.04	$13.26	$14.08	$15.15	$12.18
Total Return (excludes sales charge)	20.97%	(5.59)%	(1.34)%	26.29%	24.52%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,304	$716	$516	$511	$301
Ratio of net expenses to average net assets	1.21%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets	0.13%	0.13%	(0.35)%	(0.55)%	0.09%
Ratio of gross expenses to average net assets (b)	2.40%	2.15%	3.71%	3.60%	36.42%
Portfolio turnover (c)	65%	60%	57%	50%	58%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class R6 Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016	Period Ended June 30, 2015(a)
Net Asset Value, Beginning of Period	$13.35	$14.17	$14.41
Investment Activities:
Net investment income (loss)(b)	0.03	0.05	0.02
Net realized and unrealized gains (losses) on investments	2.82	(0.81)	(0.26)
Total from Investment Activities	2.85	(0.76)	(0.24)
Distributions to Shareholders:
Net investment income	—	(0.06)	—
Total Distributions to Shareholders	—	(0.06)	—
Net Asset Value, End of Period	$16.20	$13.35	$14.17
Total Return (c)	21.35%	(5.33)%	(1.67)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$18	$3,381	$3,586
Ratio of net expenses to average net assets (d)	1.09%	1.21%	1.21%
Ratio of net investment income (loss) to average net assets (d)	0.20%	0.40%	0.48%
Ratio of gross expenses to average net assets (d),(e)	1.96%	1.58%	3.21%
Portfolio turnover (c),(f)	65%	60%	57%

(a)  Class R6 Shares of the Fund commenced operations on March 4, 2015.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class Y Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$13.35	$14.16	$15.20	$12.19	$9.83
Investment Activities:
Net investment income (loss)(a)	0.06	0.05	(0.01)	(0.04)	—
Net realized and unrealized gains (losses) on investments	2.78	(0.81)	(0.15)	3.27	2.42
Total from Investment Activities	2.84	(0.76)	(0.16)	3.23	2.42
Distributions to Shareholders:
Net investment income	(0.02)	(0.05)	—	—	(0.06)
Net realized gains from investments	—	—	(0.88)	(0.22)	—
Total Distributions to Shareholders	(0.02)	(0.05)	(0.88)	(0.22)	(0.06)
Net Asset Value, End of Period	$16.17	$13.35	$14.16	$15.20	$12.19
Total Return	21.25%	(5.34)%	(1.14)%	26.60%	24.69%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$53,509	$18,918	$18,821	$9,184	$6,969
Ratio of net expenses to average net assets	0.96%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	0.38%	0.37%	(0.04)%	(0.30)%	0.01%
Ratio of gross expenses to average net assets (b)	1.21%	1.26%	1.70%	3.35%	4.93%
Portfolio turnover (c)	65%	60%	57%	50%	58%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

The availability of certain initial and contingent deferred sales charge reductions and waivers may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. The following information about variations in sales charge reductions and waivers is applicable only to investors who purchase Fund shares through a Merrill Lynch platform or account.

In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive those reductions and waivers.

Merrill Lynch

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
Shares purchased by or through a 529 Plan
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this prospectus
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
CDSC Waivers on A and C Shares available at Merrill Lynch
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus.
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

P.O. Box 182593
Columbus, OH 43218-2593

Statement of Additional Information (SAI):  The SAI contains more information about the Fund's operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this Prospectus, which means that it is legally part of this Prospectus, even if you don't request a copy.

Annual and Semi-Annual Reports:  Annual and semi-annual reports contain more information about the Fund's investments and the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal period.

How to Obtain Information:  You may obtain a free copy of the SAI or annual and semi-annual reports, and ask questions about the Fund or your accounts, online at VictoryFunds.com, by contacting the Victory Funds at the following address or telephone number, or by contacting your financial intermediary.

By telephone: Call Victory Funds at 800-539-FUND (800-539-3863)	By mail: Victory Funds P.O. Box 182593 Columbus, OH 43218-2593

You also can get information about the Fund (including the SAI and other reports) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person: SEC Public Reference Room Washington, D.C. Call 202-551-8090 for location and hours.	By mail: SEC Public Reference Section Washington, D.C. 20549-1520	On the Internet: EDGAR database at sec.gov or by email request at publicinfo@sec.gov
Investment Company Act File Number 811-4852	VF-ISMCV-PRO (11/17)

November 1, 2017

Prospectus

Victory Integrity Small-Cap Value Fund

Class A	VSCVX
Class C	MCVSX
Class R	MRVSX
Class R6	MVSSX
Class Y	VSVIX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

VictoryFunds.com
800-539-FUND
(800-539-3863)

Victory Funds

Fund Summary

    Investment Objective

    Fund Fees and Expenses

    Principal Investment Strategy

    Principal Risks

    Investment Performance

    Management of the Fund

    Purchase and Sale of Fund Shares

    Tax Information

    Payments to Broker-Dealers and Other Financial Intermediaries

Additional Fund Information

    Investments

    Risk Factors

Organization and Management of the Fund

Investing with Victory

    Share Price

    Choosing a Share Class

    Information About Fees

    How to Buy Shares

    How to Exchange Shares

    How to Sell Shares

Distributions and Taxes

Important Fund Policies

Other Service Providers

Financial Highlights

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Integrity Small-Cap Value Fund Summary

Investment Objective

The Fund seeks to provide long-term capital growth.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your Investment Professional, in Investing with Victory on page 15 and in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries of the Fund's Prospectus. You may also find information about these discounts in Additional Purchase, Exchange and Redemption Information on page 44 of the Fund's Statement of Additional Information ("SAI").

Shareholder Fees (paid directly from your investment)	Class A	Class C	Class R	Class R6	Class Y
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE	NONE	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE[1]	1.00%[2]	NONE	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.86%	0.86%	0.86%	0.86%	0.86%
Distribution (12b-1) Fees	0.25%	1.00%	0.50%	0.00%	0.00%
Other Expenses	0.41%	0.30%	0.70%	0.10%	0.29%
Total Annual Fund Operating Expenses	1.52%	2.16%	2.06%	0.96%	1.15%
Fee Waiver/Expense Reimbursement[3]	(0.02)%	0.00%	(0.31)%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	1.50%	2.16%	1.75%	0.96%	1.15%

1  A contingent deferred sales charge of 0.75% may be imposed on Class A shares purchased as part of an investment of $1,000,000 or more that were not subject to an initial sales charge and that are redeemed within 12 months of purchase. See Choosing a Share Class in the Prospectus.

2  Applies to shares sold within 12 months of purchase.

3  Victory Capital Management Inc., the Fund's investment adviser, ("Adviser") has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses of Class A and Class R shares of the Fund (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 1.50% and 1.75%, respectively, until at least October 31, 2018. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) recoupment. This agreement may only be terminated by the Fund’s Board of Trustees.

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The amounts shown reflect the fee waiver/expense reimbursement in place through the expiration date. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$719	$1,026	$1,355	$2,282
Class C (If you sell your shares at the end of the period.)	$319	$676	$1,159	$2,493
Class R	$178	$616	$1,080	$2,365
Class R6	$98	$306	$531	$1,178
Class Y	$117	$365	$633	$1,398

The following example makes the same assumptions as the example above, except that it assumes you do not sell your Class C shares at the end of the period.

	1 Year	3 Years	5 Years	10 Years
Class C	$219	$676	$1,159	$2,493

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover will generally indicate higher transaction costs, resulting in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 58% of the average value of its portfolio.

Principal Investment Strategy

The Adviser pursues the Fund's investment objective by investing, under normal circumstances, at least 80% of the Fund's net assets in equity securities (i.e., common stocks, preferred stocks, convertible securities and rights and warrants) of small-capitalization companies. Small-capitalization companies means those companies with market capitalizations within the range of companies included in the Russell 2000® Index ($41.6 million to $10.2 billion as of September 30, 2017). The Fund may invest up to 25% of its assets in foreign securities, including depositary receipts such as American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs).

When selecting securities to invest in, the Adviser seeks out companies that appear to be undervalued according to certain financial measurements of their intrinsic net worth or business prospects. The Adviser chooses the Fund's investments by employing a value-oriented approach that focuses on securities that offer value with improving investor sentiment. The Adviser finds these value-oriented investments by, among other things: (i) rigorously analyzing the company's financial characteristics and assessing the quality of the company's management; (ii) considering comparative price-to-book, price-to-sales and price-to-cash flow ratios; and (iii) analyzing cash flows to identify stocks with the most attractive potential returns.

The Adviser may sell a security if it believes the price objective for the stock has been reached, if more attractive opportunities are identified, or if the fundamentals of the company deteriorate.

From time to time, the Fund may focus its investments in companies in one or more economic sectors, including the financials sector, particularly those companies within the real estate investment trust (REIT) industry.

Principal Risks

The Fund's investments are subject to the following principal risks:

  Equity Risk. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company's earnings or dividends may not increase as expected. Price changes may be temporary or last for extended periods.
  Foreign Securities Risk. Foreign securities (including ADRs and GDRs) could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.
  Liquidity Risk. Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. Adverse market or economic conditions may adversely affect the liquidity of the Fund's investments and may lead to increased redemptions. In addition, the Fund, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.
  Management Risk. The Adviser may not execute the Fund's principal investment strategy effectively.
  Small Capitalization Stock Risk. Small-sized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.
  Sector Risk. To the extent the Fund focuses in one or more sectors, such as the financials sector and the REIT industry, market or economic factors impacting those sectors could have a significant effect on the value of the Fund's investments and could make the Fund's performance more volatile. The values of companies in the financials sector are particularly vulnerable to economic downturns and changes in government regulation and interest rates. REITs are particularly subject to the risks of declining real estate values, changing economic conditions and increasing interest rates.
  Stock Market Risk. Overall stock market risks may affect the value of the Fund. Factors such as domestic and international economic growth and market conditions, interest rate levels and political events affect the securities markets.
  Value Investing Risk. Value stocks may fall out of favor with investors and may underperform growth stocks in an up market. The intrinsic value of value stocks may never be fully recognized by the market or their price may decline.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A, C, R, R6 and Y shares of the Fund, including applicable maximum sales charges, compare to a broad measure of market performance. Performance data for the classes varies based on differences in their fee and expense structures. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at VictoryFunds.com.

The performance figures for Class A, C, R, R6 and Y shares reflect the historical performance prior to October 31, 2014 of, respectively, the Class A, C, R, R6 and Y shares of the Munder Veracity Small-Cap Value Fund, a series of Munder Series Trust (the predecessor to the Fund managed by Munder Capital Management) (“Munder Fund”). The Fund’s performance has not been restated to reflect any differences in the expenses of the Munder Fund. The Munder Fund’s historical performance for the periods prior to May 14, 2011 is that of the Veracity Small Cap Value Fund (the predecessor to the Munder Fund) (“Veracity Fund”). The Veracity Fund offered Class R and I shares, which were similar to the Munder Fund’s Class A and Y shares, respectively. The performance for Class A shares in the bar chart and table below for the periods prior to May 14, 2011 is the performance and inception date of the Veracity Fund’s Class R shares. The performance for Class Y shares in the table below for the period prior to May 14, 2011 is the performance and inception date of the Veracity Fund’s Class I shares. The performance for Class A and Y shares have not been restated to reflect any difference in the expenses of the Veracity Fund’s Class R and I shares, respectively. The performance for Class C and R shares in the table below for the periods prior to May 14, 2011 is the performance and inception date of the Veracity Fund’s Class I shares adjusted for differences in the applicable sales loads and Rule 12b-1 fees of each respective class.

Calendar Year Returns for Class A Shares

(Applicable sales loads or account fees are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.)

The year-to-date total return of the Fund's Class A shares as of September 30, 2017 was 6.15%.

Highest Quarter	23.78% (quarter ended June 30, 2009)
Lowest Quarter	-21.93% (quarter ended September 30, 2011)

Average Annual Total Returns (For the Periods Ended December 31, 2016)	1 Year	5 Years (or Life of Class)	10 Years
CLASS A Before Taxes	16.78%	13.23%	7.15%
CLASS A After Taxes on Distributions	16.78%	13.14%	5.89%
CLASS A After Taxes on Distributions and Sale of Fund Shares	9.50%	10.60%	5.15%
CLASS C Before Taxes	22.03%	13.73%	7.05%
CLASS R Before Taxes	23.58%	14.28%	7.55%
CLASS R6 Before Taxes	24.52%	17.36%[1]	N/A
CLASS Y Before Taxes	24.38%	14.90%	8.08%
INDEX
Russell 2000® Value Index Index returns reflect no deduction for fees, expenses, or taxes.	31.74%	15.07%	6.26%

1  Inception date of Class R6 is June 4, 2012.

After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one share class. The after-tax returns for other classes will vary.

Management of the Fund

Investment Adviser

Victory Capital Management Inc. ("Adviser") serves as the Fund's investment adviser. The portfolio managers primarily responsible for day-to-day management of the Fund are members of the Adviser's Integrity Asset Management ("Integrity") investment team (referred to as an investment franchise).

Portfolio Managers

Daniel G. Bandi is the Chief Investment Officer of Integrity and has been a Portfolio Manager of the Fund (including its predecessor fund) since 2004.

Daniel J. DeMonica is a Senior Portfolio Manager of Integrity and has been a Portfolio Manager of the Fund (including its predecessor fund) since its inception.

Adam I. Friedman is a Senior Portfolio Manager of Integrity and has been a Portfolio Manager of the Fund (including its predecessor fund) since its inception.

Joe A. Gilbert is a Portfolio Manager of Integrity and has been a Portfolio Manager of the Fund (including its predecessor fund) since its inception.

J. Bryan Tinsley is a Portfolio Manager of Integrity and has been a Portfolio Manager of the Fund (including its predecessor fund) since its inception.

Purchase and Sale of Fund Shares
Investment Minimums	Class A	Class C	Class R	Class R6	Class Y
Minimum Initial Investment	$2,500	$2,500	NONE	NONE	$1,000,000
Minimum Subsequent Investments	$50	$50	NONE	NONE	NONE

For Class A and Class C Shares a $1000 minimum purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, and automatic investment plans.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value ("NAV") after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.

Tax Information

The Fund's distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services for investments in all classes except Class R6. These payments may create a conflict of interest by influencing the financial intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Additional Fund Information

Victory Capital Management Inc., which we refer to as the "Adviser" throughout the Prospectus, manages the Fund.

The Integrity Small-Cap Value Fund (the "Fund") is managed by the Adviser, who also manages other funds, each having distinct investment management objectives, strategies, risks, and policies. Together, these funds are referred to in this Prospectus as the "Victory Funds" or, more simply, the "Funds."

The following section describes additional information about the principal investment strategy the Fund will use under normal market conditions to pursue its investment objective, as well as any secondary strategies the Fund may use, and the related risks. This Prospectus does not attempt to describe all of the various investment techniques and types of investments that the Adviser may use in managing the Fund. The SAI includes more information about the Fund, its investments, and the related risks. Keep in mind that for cash management purposes, the Fund may hold all or a portion of its assets in cash, short-term money market instruments or shares of other investment companies. This may reduce the benefit from any upswing in the market and may cause the Fund to fail to meet its investment objective.

The Fund will not change its policy of investing at least 80% of its net assets in the securities of small capitalization companies unless it notifies shareholders at least 60 days in advance. For purposes of the Fund's investment strategy, "net assets" includes any borrowings for investment purposes.

If you would like to receive additional copies of any materials, please call the Victory Funds at 800-539-FUND (800-539-3863) or please visit VictoryFunds.com.

Investments

The following describes the types of securities the Fund may purchase under normal market conditions to achieve its principal investment strategy. The Fund will not necessarily buy all of the securities listed below.

U.S. Equity Securities

Can include common stock, preferred stock, and securities that are convertible or exchangeable into common stock of U.S. corporations.

Foreign Securities

Can include common stock and convertible preferred stock of non-U.S. corporations. Also may include American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs), which are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign corporations, and exchange-traded funds ("ETFs") that invest in foreign corporations.

Real Estate Investment Trusts (REITs)

The Fund may invest in real estate investment trusts (REITs), which are securities representing a pool of real estate or mortgages or both.

The Adviser may use other types of investment strategies in pursuing the Fund's overall investment objective. The following describes the types of securities that the Adviser may purchase or investment techniques the Adviser may employ that are not considered to be a part of the Fund's principal investment strategies. Additional securities and techniques are described in the Fund's SAI.

Derivatives

From time to time, the Fund may enter into futures contracts and write covered call options. Derivative instruments are financial contracts whose value is based on an underlying security or asset, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, and forward currency exchange contracts. The Fund may, but is not required to, use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another), for cash management (attempting to remain fully invested while maintaining liquidity) or to gain exposure to an investment in a manner other than investing in the asset directly. Hedging may relate to a specific investment, a group of investments, or a Fund's portfolio as a whole. The Fund will not use derivatives for speculative purposes.

Investment Companies

The Fund may invest in securities of other investment companies, including ETFs, if those companies invest in securities consistent with the Fund's investment objective and policies. ETFs are investment companies the shares of which are bought and sold on a securities exchange.

Initial Public Offerings (IPOs)

The Fund may invest in initial public offerings (IPOs). It is uncertain whether IPOs will be available for investment by the Fund or what impact, if any, they will have on the Fund's performance.

Securities Lending

To enhance the return on its portfolio, the Fund may lend portfolio securities to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board. Each loan will be secured continuously by collateral in the form of cash, high quality money market instruments or securities issued by the U.S. government or its agencies or instrumentalities.

Risk Factors

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

The following describes the principal risks that you may assume as an investor in the Fund.

General risks
  Market risk is the risk that the market value of a security may decline in response to developments affecting individual companies and/or general economic conditions. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.
  Manager risk is the risk that the Fund's portfolio manager may implement its investment strategy in a way that does not produce the intended result.
  Stock selection risk is the risk that the value of the Fund's investments may decline if the particular companies in which the Fund invests do not perform well in the market. The Adviser's investment strategy seeks to control risk by adhering to portfolio constraints relative to the Fund's benchmark. As a result, the Fund may be particularly susceptible to a general decline in the small-capitalization value sector of the U.S. stock market.

Equity risk
  The value of an equity security will fluctuate in response to changes in earnings or other conditions affecting the issuer's profitability or in general market conditions. Unlike debt securities, which have preference to a company's assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations.

Foreign investments risk
  Foreign securities, including ADRs and GDRs, tend to be more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates. In addition, during periods of social, political or economic instability in a country or region, the value of a foreign security could be affected by, among other things, increasing price volatility, illiquidity or the closure of the primary market on which the security is traded. In addition to foreign securities, the Fund may be exposed to foreign markets as a result of the Fund's investments in U.S. companies that have international exposure.

Liquidity risk
  Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the Fund to dispose of such securities or other instruments at advantageous prices may be greatly limited, and the Fund may have to continue to hold such securities or instruments during periods when the Adviser would otherwise have sold them (in order, for example, to meet redemption requests or to take advantage of other investment opportunities). Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price the Fund might receive upon the sale of that security. Adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer, including rising interest rates, may adversely affect the liquidity of the Fund’s investments and the Fund may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such cases the sale proceeds received by a Fund may be substantially less than if the Fund had been able to sell the securities in more orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund’s net asset value. Some securities held by a Fund may be restricted as to resale, and there is often no ready market for such securities. In addition, a Fund, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Sector focus risk
  To the extent the Fund focuses in one or more sectors, market or economic factors impacting those sectors could have a significant effect on the value of the Fund's investments. Additionally, the Fund's performance may be more volatile when the Fund's investments are focused in a particular sector. Since benchmark sector weights influence the Fund's sector exposure, the Fund may tend to be more heavily weighted in companies in the financials sector, particularly those within the real estate investment trust (REIT) industry. The values of companies in the financials sector are particularly vulnerable to economic downturns and changes in government regulation and interest rates.

Small company stock risk
  Small-cap companies often have more limited managerial and financial resources than larger, more established companies and, therefore, may be more susceptible to market downturns or changing economic conditions. In addition, such companies may have been recently organized and have little or no track record of success. Also, the Adviser may not have had an opportunity to evaluate such newer companies’ performance in adverse or fluctuating market conditions. The securities of small-sized companies may trade less frequently and in smaller volume than more widely held securities. Prices of small companies tend to be more volatile than those of larger companies and small issuers may be subject to greater degrees of changes in their earnings and prospects. Since small company stocks typically have narrower markets and are traded in lower volumes than larger company stocks, they may be more difficult to purchase and sell.

Stock market risk
  Stock market risk refers to the fact that stock (equity securities) prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline. A slower-growth or recessionary economic environment could have an adverse effect on stock prices. Consequently, a broad-based market drop may also cause a stock’s price to fall. Portfolio securities may also decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, or due to factors affecting particular industries represented in the securities markets, such as competitive conditions. Changes in the financial condition of a single issuer can impact a market as a whole, and adverse market conditions may be prolonged and may not have the same impact on all types of securities. In addition, the markets may not favor a particular kind of security, including equity securities. Values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

REIT risk
  Investing in REITs involves many of the risks of investing directly in real estate such as declining real estate values, changing economic conditions and increasing interest rates. Investments in securities of REITs entails additional risks because REITs depend on specialized management skills, may invest in a limited number of properties and may concentrate in a particular region or property type.

Value investing risk
  Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisers using this approach generally select stocks at prices that are, in their view, temporarily low relative to the company's earnings, assets, cash flow and dividends. Value investing is subject to the risk that a stock's intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced.

The Adviser may use several types of investment strategies in pursuing the Fund's overall investment objective. The following risks are those that the Adviser does not consider to be principal risks of the Fund. Additional risks are included in the Fund's SAI.

Derivatives risk
  Derivatives, such as futures contracts and options on futures contracts, are subject to the risk that small price movements can result in substantial gains or losses. Derivatives also entail exposure to counterparty risk, the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant securities, assets or indices. The Fund "covers" its exposure to certain derivative contracts by segregating or designating liquid assets on its records sufficient to satisfy current payment obligations, which may expose the Fund to the market through both the underlying assets subject to the contract and the assets used as cover. The use of derivatives may cause the Fund to incur losses greater than those that would have occurred had derivatives not been used.

Investment company risk
  The Fund's ability to achieve its investment objective may be directly related to the ability of other investment companies (including ETFs) held by the Fund to meet their investment objectives. In addition, shareholders of the Fund will indirectly bear the fees and expenses of the underlying investment companies. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.

IPO risk
  Investments in IPOs may result in increased transaction costs and expenses and the realization of short-term capital gains and distributions. In addition, in the period immediately following an IPO, investments may be subject to more extreme price volatility than that of other equity investments. The Fund may lose all or part of its investments if the companies making their IPOs fail and their product lines fail to achieve an adequate level of market recognition or acceptance.

Securities lending risk
  The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (1) the inability of the borrower to return the securities, (2) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (3) a delay in recovery of the securities, or (4) the loss of rights in the collateral should the borrower fail financially. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral. In determining whether to lend securities, the Adviser or the Fund's securities lending agent will consider relevant facts and circumstances, including the creditworthiness of the borrower.

An investment in the Fund is not a complete investment program.

Organization and Management of the Fund

The Trust's Board of Trustees has the overall responsibility for overseeing the management of the Fund.

The Investment Adviser

The Trust has an Advisory Agreement with the Adviser. The Adviser is a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser oversees the operations of the Fund according to investment policies and procedures adopted by the Board of Trustees. As of September 30, 2017, the Adviser and its affiliates managed or advised assets totaling in excess of $58.9 billion for individual and institutional clients. The Adviser's address is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144.

The Adviser is a multi-boutique asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. Integrity Asset Management ("Integrity") is the investment franchise responsible for the day-to-day investment management of the Fund.

For the fiscal year ended June 30, 2017, the Fund paid advisory fees, before waivers, at an annual rate of 0.90% on the first $300 million and 0.85% on assets in excess of $300 million.

See "Fund Fees and Expenses" for information about any contractual agreement agreed to by the Adviser to waive fees and/or reimburse expenses with respect the the Fund. From time to time, the Adviser also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to the Fund.

A discussion of the Board's most recent considerations in approving the Advisory Agreement is available in the Fund's semi-annual report for the period ended December 31, 2016.

Portfolio Management

Daniel G. Bandi, Daniel J. DeMonica, Adam I. Friedman, Joe A. Gilbert and J. Bryan Tinsley are Co-Portfolio Managers of the Fund. Portfolio managers listed for the Fund are, together, jointly responsible for the day-to-day management of the Fund's portfolio.

Mr. Bandi is the Chief Investment Officer of Integrity and has been with the Adviser since 2014. Mr. Bandi is a CFA charterholder. From 2003-2014, Mr. Bandi was the Chief Investment Officer and a Principal of Integrity Asset Management, LLC, where he was a member of portfolio management team of the Fund's predecessor fund since 2004.

Mr. DeMonica is a Senior Portfolio Manager of Integrity and has been with the Adviser since 2014. From 2003-2014, Mr. DeMonica was a Senior Portfolio Manager and a Principal of Integrity Asset Management, LLC, where he was a member of portfolio management team of the Fund's predecessor fund since 2004. Mr. DeMonica is a CFA charterholder.

Mr. Friedman is a Senior Portfolio Manager of Integrity and has been with the Adviser since 2014. From 2003-2014, Mr. Friedman was a Senior Portfolio Manager and a Principal of Integrity Asset Management, LLC, where he was a member of portfolio management team of the Fund's predecessor fund since 2004.

Mr. Gilbert is a Portfolio Manager of Integrity and has been with the Adviser since 2014. From 2003-2014, Mr. Gilbert was a Portfolio Manager of Integrity Asset Management, LLC, where he was a member of portfolio management team of the Fund's predecessor fund since 2004. Mr. Gilbert is a CFA charterholder.

Mr. Tinsley is a Portfolio Manager of Integrity and has been with the Adviser since 2014. From 2003-2014, Mr. Tinsley was a Portfolio Manager of Integrity Asset Management, LLC, where he was a member of portfolio management team of the Fund's predecessor fund since 2004. Mr. Tinsley is a CFA charterholder.

The Fund's SAI provides additional information about the portfolio managers' method of compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

Investing with Victory

All you need to do to get started is to fill out an application.

If you are looking for a convenient way to open an account or to add money to an existing account, we can help. The sections that follow will serve as a guide to your investments with the Victory Funds. Choosing a Share Class will help you decide whether it would be more to your advantage to buy Class A, C, R, R6 or Y shares of the Fund. Class R, R6 and Y shares are available for purchase only by eligible shareholders. The following sections describe how to open an account directly with us, how to access information about your account, and how to buy, exchange and sell shares of the Fund. Note, this information will vary if you invest through a third party Investment Professional such as a brokerage firm and will be dependent on that firm's policies and practices. Consult your Investment Professional for specific details.

We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

Share Price

The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the value of your investment.

The Fund calculates its share price, called its net asset value ("NAV"), each business day as of the close of regular trading on the New York Stock Exchange, Inc. ("NYSE"), which is normally 4:00 p.m. Eastern Time. In the event of an emergency or other disruption in trading on the NYSE, the Fund's share price will be determined based upon the close of the NYSE. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is next calculated after you place your order. A business day is a day on which the NYSE is open.

To the extent the Fund's investments include securities that are primarily traded in foreign markets, the value of those securities may change on days when shareholders are unable to purchase and redeem the Fund's shares, such as on weekends or other days when the Fund does not price its shares.

The Fund prices its investments based on market value when market quotations are readily available. When these quotations are not readily available, the Fund will price its investments at fair value according to procedures approved by the Board of Trustees. The Fund will fair value a security when:

  Trading in the security has been halted;
  The market quotation for the security is clearly erroneous due to a clerical error;
  The security's liquidity decreases such that, in the Adviser's opinion, the market quotation has become stale; or
  An event occurs after the close of the trading market (but before the Fund's NAV is calculated) that, in the Adviser's opinion, materially affects the value of the security.

The use of fair value pricing may minimize arbitrage opportunities that attempt to exploit the differences between a security's market quotation and its fair value. The use of fair value pricing may not, however, always reflect a security's actual market value in light of subsequent relevant information, and the security's opening price on the next trading day may be different from the fair value price assigned to the security.

Each class of shares of the Fund calculates its NAV by adding up the total value of the investments and other assets of that class, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the class.

You may be able to find the Fund's NAV each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a fund reaches a specific number of shareholders or level of assets. You may also find the Fund's NAV by calling 800-539-3863 or by visiting the Fund's website at VictoryFunds.com.

Choosing a Share Class

CLASS A

  Front-end sales charge, as described in this section. There are several ways to reduce or eliminate this charge as discussed under Sales Charge Reductions and Waivers for Class A Shares.
  A contingent deferred sales charge (CDSC) may be imposed if you sell your shares within twelve months of their purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A and Class C Shares.
  Class A shares also pay ongoing distribution and/or service (12b-1) fees.
  Lower annual expenses than Class C or Class R shares.

CLASS C

  No front-end sales charge. All your money goes to work for you right away.
  A CDSC may be imposed if you sell your shares within twelve months of their purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A and Class C Shares.
  Class C shares also pay ongoing distribution and/or service (12b-1) fees.
  Higher annual expenses than all other classes of shares.

CLASS R

  No front-end sales charge or CDSC. All your money goes to work for you right away.
  Class R shares pay ongoing distribution and/or service (12b-1) fees.
  Class R shares are only available to certain investors.
  Higher annual expenses than all classes except Class C shares.

CLASS R6

  No front-end sales charge or CDSC. All your money goes to work for you right away.
  Class R6 shares do not pay any ongoing distribution and/or service (12b-1) fees.
  Class R6 shares are only available to certain investors.
  Lower annual expenses than all other classes of shares.

CLASS Y

  No front-end sales charge or CDSC. All your money goes to work for you right away.
  Class Y shares do not pay any ongoing distribution and/or service (12b-1) fees.
  Class Y shares are only available to certain investors.
  Lower annual expenses than Class A, Class C or Class R shares.

Share Classes

An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information. Your Investment Professional also can help you decide which share class is best for you. Investment Professionals and other intermediaries may charge fees for their services.

The Fund offers Class A, C, R, R6 and Y shares. Each share class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you and your Investment Professional to choose the class that best suits your investment needs. When you purchase shares of the Fund, you must choose a share class.

Deciding which share class best suits your situation depends on a number of factors that you should discuss with your Investment Professional, including: how long you expect to hold your investment, how much you intend to invest, and the total expenses associated with each share class.

The Fund currently offers only the classes of shares described in this Prospectus. At some future date, the Fund may offer additional classes of shares.

Also, not all Victory Funds offer all classes of shares, and some classes of shares are available for purchase only by eligible shareholders.

The Fund reserves the right, without notice, to change the eligibility criteria for purchasing a particular share class. For example, a class of shares may be available to purchase only by retirement plans or by institutional investors. The Fund may also waive any applicable eligibility criteria or investment minimums at its discretion.

The Fund or any class may be terminated at any time for failure to achieve an economical level of assets or for other reasons.

Calculation of Sales Charges for Class A Shares

For historical expense information, see the "Financial Highlights" at the end of this Prospectus.

Class A shares are sold at their public offering price, which is the NAV plus any applicable initial sales charge, also referred to as the "front-end sales load." The sales charge may be reduced or eliminated for larger purchases, as detailed below or as described under Sales Charge Reductions and Waivers for Class A Shares. The investment levels required to obtain a reduced sales charge are commonly referred to as "breakpoints."

All Class A purchases are subject to the terms described herein except for those purchases made through an intermediary specified in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.

In order to obtain a breakpoint discount, you must inform your Investment Professional at the time you purchase shares of the existence of the other Victory accounts or purchases of Victory Funds that are eligible to be linked for the purpose of calculating the initial sales charge. The Fund or your Investment Professional may ask you for records or other information about other Victory Funds held in your Victory accounts and linked accounts, including accounts opened with a different Investment Professional.

The current sales charge rates for Class A shares are listed below:

Your Investment in the Fund	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment
Up to $49,999	5.75%	6.10%
$50,000 up to $99,999	4.50%	4.71%
$100,000 up to $249,999	3.50%	3.63%
$250,000 up to $499,999	2.50%	2.56%
$500,000 up to $999,999	2.00%	2.04%
$1,000,000 and above[1]	0.00%	0.00%

1  A contingent deferred sales charge (CDSC) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed within twelve months of purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions. You may be eligible for a reduction or waiver of this CDSC under certain circumstances. See CDSC Reductions for Class A and Class C Shares and Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries for details.

Sales Charge Reductions and Waivers for Class A Shares

There are several ways you can combine multiple purchases of Class A shares of the Victory Funds to take advantage of reduced sales charges and, in some cases, eliminate sales charges.

In order to obtain a Class A sales charge reduction or waiver, you must provide your Investment Professional, financial intermediary or the Fund's transfer agent, at the time of purchase, with current information regarding shares of any Victory Funds held in other accounts. Such information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate that a sales charge was paid regarding shares of the Victory Funds held in: (i) all accounts (e.g., retirement accounts) with the Victory Funds and your Investment Professional; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse or domestic partner and children under 21).

The availability of a sales charge reduction or waiver discussed below will depend upon whether you purchase your shares directly from the Fund or through a financial intermediary. In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. Different intermediaries may impose different sales loads. These variations are described in Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. Except as described with respect to the intermediaries specified in Appendix A, all Class A shares are subject to the terms stated herein. In order to obtain waivers and discounts that are not available through your intermediary, you will have to purchase Fund shares directly from the Fund or through another intermediary.

You can find additional information regarding sales charges and their reductions, free of charge, at vcm.com/policies, by clicking on Victory Funds Pricing Policies.

You may reduce or eliminate the sales charge in the following cases:

  Your purchase is sufficient to reach a breakpoint (see Calculation of Sales Charges for Class A Shares above);
  If you anticipate purchasing $50,000 or more of shares of the Fund, or in combination with Class A shares of other Victory Funds (excluding those Funds that do not impose a sales charge), within a 13-month period, you may obtain the shares at the same reduced sales charge as though the total quantity were invested in one lump sum. In order to qualify for the reduced sales charge, you must submit a non-binding Letter of Intent (the "Letter") within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. You must start with a minimum initial investment of at least 5.00% of the total amount you intend to purchase. A portion of the shares purchased under the Letter will be held in escrow until the total investment has been completed. In the event you do not complete your commitment set forth in the Letter in the time period specified, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges;
  Rights of Accumulation allow you to add the value of any Class A shares of the Fund that you already own (excluding shares sold without a sales charge) to the amount of your next Class A investment to determine if your additional investment will qualify for a reduced sales charge. The value of the Class A shares you already own will be calculated by using the greater of the current value or the original investment amount. You may be eligible for reduced sales charges on future purchases of Class A shares of the Fund after you have reached a new breakpoint. To determine your reduced sales charge, you can add the value of your Class A shares (or those held by your spouse (including life partner) and your children under age 21), determined at the previous day’s NAV, to the amount of your new purchase, valued at the current offering price. To ensure that the reduced price will be received pursuant to the Fund’s Rights of Accumulation, you or your Investment Professional must inform the Fund’s transfer agent that the Rights apply each time shares are purchased and provide the transfer agent with sufficient information to permit confirmation of qualification;
  The Combination Privilege allows you to combine the value of Class A shares you own in accounts of multiple Victory Funds (excluding shares sold without a sales charge) and in accounts of household members of your immediate family (spouse or domestic partner and children under 21) to achieve a reduced sales charge on your added investment;
  The Reinstatement Privilege permits an investor, within 90 days of a redemption of Class A shares of the Fund, to reinvest all or part of the redemption proceeds in Class A shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. No service charge is currently imposed on reinvestment in Class A shares of the Fund within 90 days of a redemption of Class A shares;
  The Victory Funds will completely waive the sales charge for Class A shares in the following cases:
    Purchases of $1,000,000 or more;
    Purchases by:
      current and retired Victory Fund trustees or officers;
      directors, trustees, employees, and family members of employees of the Adviser or "Affiliated Providers;"1 and registered broker-dealers, financial intermediaries or their agents or affiliates who have agreements with Victory Capital Advisers, Inc., (the "Distributor"), if the shares are purchased for their own account, purchased for retirement plans of their employees or sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;
    Purchases for trust or other advisory accounts established with a financial institution and fee-based investment products or accounts;
    Reinvestment of proceeds from a liquidation distribution of Class A shares of a Victory Fund held in a deferred compensation plan, agency, trust, or custody account;
    Purchases by retirement plans, including Section 401 and 457 plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans. Investors nonetheless may be charged a fee if they effect transactions in Class A shares through a broker or agent;
    Purchases by participants in no transaction fee programs offered by certain broker-dealers (sometimes referred to as "supermarkets");
    Purchases by financial intermediaries who have entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers;
    Investors that have an investment account with the Adviser;
    Purchases by CMS Energy employees participating in a Victory prototype Roth IRA plan by way of payroll deduction from CMS Energy; and
    Individuals who reinvest the proceeds of redemptions from Class I or Class Y shares of a Victory Fund within 60 days of redemption.

1  Affiliated Providers are affiliates and subsidiaries of the Adviser and any organization that provides services to the Trust.

You should inform the Fund or your Investment Professional at the time of purchase of the sales charge waiver category which you believe applies.

CDSC for Class A Shares

A contingent deferred sales charge (CDSC) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed within twelve months of purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions.

More information is available in CDSC Reductions and Waivers for Class A and Class C Shares and Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. All Class A purchases are subject to the terms described herein except for those purchases made through the intermediaries specified in Appendix A.

CDSC for Class C Shares

You will pay a 1.00% CDSC on any Class C shares you sell within twelve months of purchase. The CDSC is based on the current value of the shares being sold or their NAV when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. There is no CDSC imposed when you exchange your shares for Class C shares of another Victory Fund; however, your exchange is subject to the same CDSC schedule that applied to your original purchase.

An investor may, within 90 days of a redemption of Class C shares, reinvest all or part of the redemption proceeds in the Class C shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. Class C share proceeds reinvested do not result in a refund of any CDSC paid by the shareholder, but the reinvested shares will be treated as CDSC exempt upon reinvestment. The shareholder must ask the Distributor for such privilege at the time of reinvestment.

To keep your CDSC as low as possible, each time you sell shares we will first sell shares in your account that are not subject to a CDSC. If there are not enough of these to meet your sale, we will sell the shares in the order they were purchased.

More information is available in CDSC Reductions and Waivers for Class A and Class C Shares and Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.

CDSC Reductions and Waivers for Class A and Class C Shares

No CDSC is imposed on redemptions of Class A and Class C shares in the following circumstances:

  To the extent that the shares redeemed:
    are no longer subject to the holding period for such shares;
    resulted from reinvestment of distributions; or
    were exchanged for shares of another Victory Fund as allowed by the Prospectus, provided that the shares acquired in such exchange or subsequent exchanges will continue to remain subject to the CDSC, if applicable, calculated from the original date of purchase until the applicable holding period expires. In determining whether the CDSC applies to each redemption, shares not subject to a CDSC are redeemed first;
  Following the death or post-purchase disability of:
    a registered shareholder on an account; or
    a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;
  Distributions from individual retirement accounts, Section 403(b), Section 457 and Section 401 qualified plans, where redemptions result from:
    required minimum distributions with respect to that portion of such contributions that does not exceed 12% annually;
    tax free returns of excess contributions or returns of excess deferral amounts;
    distributions on the death or disability of the account holder;
    distributions for the purpose of a loan or hardship withdrawal from a participant plan balance; or
    distributions as a result of separation of service;
  Distributions as a result of a Qualified Domestic Relations Order or Domestic Relations Order required by a court settlement;
  In instances where the investor’s dealer or institution waived its commission in connection with the purchase and notifies the Distributor prior to the time of investment;
  When the redemption is made as part of a Systematic Withdrawal Plan (including dividends), up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established; or
  Participant-initiated distributions from employee benefit plans or participant-initiated exchanges among investment choices in employee benefit plans.

Eligibility Requirements to Purchase Class R Shares

Class R shares may only be purchased by:

  Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans.
  Fee-based investment products or accounts.

Eligibility Requirements to Purchase Class R6 Shares

Class R6 shares may only be purchased by:

  Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans.
  Investors who purchase through select fee-based advisory programs with an approved financial intermediary. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based upon the value of the account. Such transactions may be subject to additional rules or requirements of the applicable financial intermediary's program.
  Registered investment companies.

Eligibility Requirements to Purchase Class Y Shares

Only Eligible Investors may purchase or exchange into Class Y shares of the Fund. Eligible Investors include the following:

  Institutional and individual retail investors with a minimum investment in Class Y shares of $1,000,000 who purchase through certain broker-dealers or directly from the transfer agent.
  Clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds, who invest at least $2,500.
  Pension, profit sharing, employee benefit and other similar plans and trusts that invest in the Funds.
  Investors who purchase through select fee-based advisory programs with an approved financial intermediary. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based upon the value of the account. Such transactions may be subject to additional rules or requirements of the applicable financial intermediary's program.
  Purchases by:
    current and retired Victory Fund trustees or officers (including the former trustees and officers of the Munder Series Trust);
    directors, trustees, employees, and family members of employees of the Adviser or "Affiliated Providers";1 investment advisory clients of the Adviser; or
    investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members.

1  Affiliated Providers are affiliates and subsidiaries of the Adviser and any organization that provides services to the Trust.

Information About Fees

Distribution and Service Plans

In accordance with Rule 12b-1 of the Investment Company Act of 1940, the Trust has adopted Distribution and Service Plans for Class A shares, Class C shares and Class R shares of the Fund.

Under the Class A Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.25% of its average daily net assets of Class A shares. Under the Class R Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.50% of its average daily net assets of Class R shares. The fee is paid for general distribution services, for selling Class A and Class R shares of the Fund and, as applicable, for providing personal services to shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's shares. Personal services to shareholders are generally provided by broker-dealers or other intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Under the Class C Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of 1.00% of the average daily net assets of its Class C shares. Of this amount, 0.75% of the Fund's Class C shares average daily net assets will be paid for general distribution services and for selling Class C shares. The Fund will pay 0.25% of its Class C shares average daily net assets to compensate financial institutions that provide personal services to Class C shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's Class C shares. Personal services to shareholders are generally provided by broker-dealers or other financial intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Because Rule 12b-1 fees are paid out of the Fund's assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Other Payments to Financial Intermediaries

Except with respect to Class R6 shares, if you purchase Fund shares through an Investment Professional, a broker dealer, or other financial intermediary, the Fund may pay for sub-transfer agent, recordkeeping and/or similar administrative services. In addition, the Adviser (and its affiliates) may make substantial payments to affiliated and unaffiliated dealers or other Investment Professionals and service providers for distribution, administrative and/or shareholder servicing activities, out of its own resources, including the profits from the advisory fees the Adviser receives from the Fund. The Adviser also may reimburse the Distributor (or the Distributor's affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or other Investment Professionals for marketing, promotional or related expenses; these payments are often referred to as "revenue sharing."

No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker-dealers or other financial intermediaries from Fund assets or the Adviser's or an affiliate's resources on sales of or investments in Class R6 shares.

How to Buy Shares

Opening an account

If you would like to open an account, you will first need to complete an Account Application.

You can obtain an Account Application by calling Victory Funds Customer Service at 1-800-539-3863. You can also download an Account Application by visiting the Fund's website, VictoryFunds.com, and clicking on the Victory Funds Account Application link. Send the completed Account Application, along with a check made payable to the Victory Funds, at the following address:

Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593

You can also obtain an Account Application by contacting your Investment Professional. When you invest through an Investment Professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ. In addition to any limitations described in this Prospectus, an Investment Professional or other intermediary may also place other limits on your ability to use the services of the Fund. Sometimes an Investment Professional will charge you for its services. This fee will be in addition to, and unrelated to, the fees and expenses charged by the Fund.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the Fund is unable to collect the required information, you may not be able to open your account. Additional details about the Fund's Customer Identification Program are available in the section "Important Fund Policies."

If your investment order is accepted by the Fund, an Investment Professional or other intermediary, it will be priced at the NAV next computed as described in the section entitled "Share Price."

If you participate in a retirement plan that offers one of the Victory Funds as an option, please consult your employer for information on how to purchase shares of the Victory Funds through the plan, including any restrictions or limitations that may apply.

Paying for your initial purchase

Make your check payable to the "Victory Funds." All checks must be drawn on U.S. banks. If your check is returned as uncollectible for any reason, you will be charged for any resulting fees and/or losses. The Fund does not accept cash, money orders, traveler's checks, credit card convenience checks, or third party checks. Additionally, bank starter checks are not accepted for the shareholder's initial investment into the Fund. All payments must be denominated in U.S. dollars.

Minimum investments

If you would like to buy Class A or Class C shares, the minimum investment required to open an account is $2,500; no minimum for certain retirement plans and approved fee-based and/or advisor program and similar accounts ($1,000 for IRA accounts), with additional investments of at least $50. If you would like to buy Class R, Class R6 or Class Y shares, you must first be an Eligible Investor, as discussed in the section Choosing a Share Class — Eligibility Requirements to Purchase. There are no minimum investment amounts required for Class R, Class R6 or Class Y shares except as set forth in the Eligibility Requirements to Purchase.

Individual purchases of $1,000,000 and above will automatically be made in Class A shares of the Fund purchased.

If your account falls below the minimum investment amount, we may ask you to reestablish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

The minimum investment required to open an account may be waived or lowered for employees, and immediate family members of the employee, of the Adviser, the Administrator, and their affiliates. In addition, the minimum investment required may be waived when the Fund is purchased in a managed account or within qualified retirement plans or in other similar circumstances. Although the Fund may sometimes waive the minimum investment, when it does so, it always reserves the right to reject initial investments under the minimum at its discretion.

There is no minimum investment required to open an account or for additional investments in Victory Simple IRAs.

Purchasing additional shares

Once you have an existing account, you can make additional investments at any time in any amount (subject to any minimums) in the following ways:

  By Mail

  To ensure that your additional investment is properly credited to your account, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

  By Telephone

  If you have an existing account that has been set up to receive electronic transfers, you can buy additional shares by calling Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday.

  By Exchange

  You may purchase shares of the Fund using the proceeds from the simultaneous redemption of shares of another Victory Fund if it is eligible for an exchange with your Fund. You may initiate an exchange online (if you are a registered user of VictoryFunds.com), by telephone, or by mail. See the section "Exchanging Shares."

  Via the Internet

  If you are a registered user, you may request a purchase of shares through our website at VictoryFunds.com. Your account must be set up for Automated Clearing House ("ACH") payment in order to execute online purchases.

  By ACH

  Your account must be set up for ACH payment in order to execute purchases online or by telephone. It takes about 15 days to set up an ACH account and only domestic member banks may be used. After your account is set up, your purchase amount can be transferred by ACH. Currently, the Fund does not charge a fee for ACH transfers but it reserves the right to charge for this service in the future. Your originating bank may charge a fee for ACH transfers.

  By Wire

  You may buy Fund shares by bank wire transfer of same day funds. Please call Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday for wiring instructions. Any commercial bank can transfer same-day funds by wire.

  Although the transfer agent does not currently charge you for receiving same-day funds, it reserves the right to charge for this service in the future. Your bank may charge you for wiring same-day funds. You cannot buy shares for tax-qualified retirement plans by wire transfer.

  By Systematic Investment Plan

  To enroll in the Systematic Investment Plan, you should check this box on the Account Application or on the Account Maintenance Form. We will need your bank information and the amount ($50 or more) and frequency of your investment. You can select monthly, quarterly, semi-annual or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement before we will make automatic withdrawals from your bank account and invest it in shares of the Fund.

Other purchase rules you should know

The Fund reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund or its shareholders. The Fund also reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a Fund account, or to add to an existing Fund account.

Keep these addresses handy for purchases, exchanges, or redemptions.

BY REGULAR U.S. MAIL	Victory Funds P.O. Box 182593 Columbus, OH 43218-2593
BY OVERNIGHT MAIL	Use the following address ONLY for overnight packages: Victory Funds c/o FIS TA Operations 4249 Easton Way, Suite 400 Columbus, OH 43219 PHONE: 800-539-3863
BY WIRE	Call 800-539-3863 BEFORE wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions.
BY TELEPHONE	800-539-FUND (800-539-3863)
ON THE INTERNET	www.VictoryFunds.com

If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of Fund shares in your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive a financial report of the Fund. By February 15th of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

Retirement Plans

You can use the Fund as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Fund for details regarding an IRA or other retirement plan that works best for your financial situation.

How to Exchange Shares

There may be limits on the ability to exchange between certain Victory Funds. You can obtain a list of Victory Funds available for exchange by calling 800-539-FUND or by visiting VictoryFunds.com

The shares of any class of the Fund may be exchanged for the shares of any other class offered by the Fund or the same class, or any other class, of any other Victory Fund, either through your Investment Professional or directly through the Fund, subject to the conditions described below:

  Exchanges are subject to any CDSC, minimum investment limitation or eligibility requirements described in the applicable Prospectus and SAI. You may be required to provide sufficient information to establish eligibility to exchange into the new share class.
  To exchange between Victory Funds, the other Victory Fund you wish to exchange into must be eligible for exchange with your Fund.
  Shares of the Victory Fund selected for exchange must be available for sale in your state of residence.

If you have questions about these, or any of the Fund's other exchange policies, please consult Victory Customer Service or your Investment Professional before requesting an exchange.

Before exchanging, you should read the Prospectus of the Fund you wish to exchange into, which may be subject to different risks, fees and expenses.

Class C share conversion

You may be able to convert your Class C shares to a different share class of the same Fund that has a lower expense ratio provided certain conditions are met. This conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Please contact your financial intermediary for additional information.

Processing your exchange/conversion

If your exchange request is received and accepted by the Fund, an Investment Professional or other intermediary by the close of trading as described in the section entitled "Share Price" then your exchange will be processed the same day. Your exchange will be processed on the next business day if received after the close of trading. Exchanges will occur at the respective NAVs of the share classes next calculated after receipt and acceptance of your exchange request in good order, plus any applicable sales charge described in the Prospectus.

If your Fund shares are converted to a different share class, the transaction will be based on the respective NAV of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day's NAVs. Please contact your financial intermediary regarding the tax consequences of any conversion.

Requesting an exchange

You can exchange shares of the Fund by telephone, by mail or via the Internet. You cannot exchange into an account with a different registration or tax identification number.

By Telephone

Unless you indicate otherwise on the account application, Victory Customer Service will be authorized to accept exchange instructions received by telephone.

By Mail

Send a letter of instruction signed by all registered owners or their legal representatives to the Victory Funds.

Via the Internet

You may also exchange shares via the Internet at VictoryFunds.com if you are a registered user.

Other exchange rules you should know

The Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. The Fund may terminate or modify the exchange privilege at any time on 60 days' notice to shareholders.

An exchange of Fund shares for shares of another Victory Fund constitutes a sale for tax purposes unless the exchange is made within an IRA or other tax-deferred account.

For information on how to exchange shares of the Fund that were purchased through your employer's retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.

How to Sell Shares

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.

If your redemption request is received in good order by the close of trading on the NYSE, your redemption will be processed the same day. Your redemption will not be processed until the next business day if it is received after the close of trading on the NYSE. You cannot redeem your shares at www.VictoryFunds.com.

BY TELEPHONE

The easiest way to redeem shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

  Mail a check to the address of record;
  Wire funds to a previously designated domestic financial institution;
  Mail a check to a previously designated alternate address; or
  Electronically transfer your redemption via ACH to a previously designated domestic financial institution.

The transfer agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the transfer agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, none of the Trust, its servicing agents, the Adviser, or the transfer agent will be responsible for any losses. If the transfer agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the transfer agent or your Investment Professional by telephone, consider placing your order by mail.

BY MAIL

Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A Medallion signature guarantee is required for the following redemption requests:

  Your account registration has changed within the last 15 business days;
  The check is not being mailed to the address on your account;
  The check is not being made payable to the owner of the account;
  The redemption proceeds are being transferred to another Victory Fund account with a different registration; or
  The check or wire is being sent to a different bank account than was previously designated.

You can get a Medallion signature guarantee from a financial institution — such as a commercial bank, broker dealer, credit union, clearing agency, or savings bank — that is a member of a Medallion signature guarantee program.

BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call before the close of trading on the NYSE, your funds will be wired on the next business day.

BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after the close of trading on the NYSE. It will be transferred by ACH as long as the transfer is to a domestic bank.

Systematic Withdrawal Plan

If you check this box on the Account Application or on the Account Maintenance Form, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more at the time you establish the Systematic Withdrawal Plan. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a Medallion signature guaranteed letter of instruction. You should be aware that each withdrawal may be a taxable transaction. Also, each withdrawal reduces your account balance, and eventually your account balance may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below the initial purchase minimum, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Additional Information about Redemptions
  Redemption proceeds from the sale of Fund shares purchased by a check or through ACH will be held until the purchase check or ACH has cleared, which will take up to 10 business days.
  We typically expect to send the proceeds from your share redemption within one business day after we execute your order, but we may take up to seven business days to send redemption proceeds, regardless of payment type. When you sell shares through your financial intermediary, you can ask the intermediary to tell you when you can expect to receive the proceeds of your redemption.
  The Fund may suspend your right to redeem your shares in the following circumstances:
    During non-routine closings of the NYSE;
    When the SEC determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or
    When the SEC orders a suspension to protect the Fund's shareholders.
  The Fund typically uses cash and cash equivalents held in its portfolio or sells portfolio assets to meet redemption requests. In unusual circumstances or under stressed market conditions, the Fund may use other methods to raise cash to meet redemption requests. For example, the Fund may draw funds from a line of credit or borrow available cash held by other Victory Funds under an "interfund lending program" in reliance on an exemptive order from the SEC.
  The Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1.00% of the Fund's net assets. The Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash. Securities received pursuant to an in-kind redemption are subject to market risk until sold and may be subject to brokerage and other fees.
  If you choose to have your redemption proceeds mailed to you and either the United States Postal Service is unable to deliver the redemption check to you or the check remains outstanding for more than six months, the Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed redemption checks.

Distributions and Taxes

Buying a dividend. You should check the Fund's distribution schedule before you invest. If you buy shares of the Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

As a shareholder, you are entitled to your share of net income and capital gains on the Fund's investments. The Fund passes its earnings along to investors in the form of dividends. Dividends paid by the Fund represent the net income from dividends and interest earned on investments after expenses. The Fund will distribute short-term gains, as necessary, and if the Fund makes a long-term capital gain distribution, it is normally paid once a year.

Ordinarily, the Fund declares and pays dividends annually. However, the Fund may not always pay a dividend or distribution for a given period. Each class of shares declares and pays dividends separately.

Distributions can be received in one of the following ways. Please check with your Investment Professional if you are unsure of which option is right for you.

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-539-FUND.

Reinvestment Option

You can have distributions automatically reinvested in additional shares of the Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

Cash Option

A check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the United States Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the distribution option on your account will default to the reinvestment option as described above. The Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed distribution checks.

Income Earned Option

You can automatically reinvest your dividends in additional shares of the Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

Directed Distributions Option

In most cases, you can automatically reinvest distributions in shares of another Victory Fund. If you reinvest your distributions in a different Victory Fund, you will pay a sales charge on the amount of reinvested distributions.

Directed Bank Account Option

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the transfer agent will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

Important Information about Taxes

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in the Fund.

The Fund expects to pay no federal income tax on the earnings and capital gains it distributes to shareholders.

  Qualified dividends received from the Fund by noncorporate shareholders will be taxed at long-term capital gain rates to the extent attributable to qualified dividends received by the Fund. Nonqualified dividends, dividends received by corporate shareholders and dividends from the Fund's short-term capital gains are taxable as ordinary income. Dividends from the Fund's long-term capital gains are taxable as long-term capital gains.
  Dividends are treated in the same manner for U.S. federal income tax purposes whether you receive them in cash, additional shares of the Fund, or you reinvest them in shares of another Victory Fund.
  An exchange of the Fund's shares for shares of another Victory Fund will be treated as a sale. When you sell or exchange shares of the Fund, you must recognize any gain or loss.
  An exchange of one class of the Fund's shares for shares of another class of the same Fund generally constitutes a nontaxable exchange.
  Distributions from the Fund and gains from the disposition of your shares may also be subject to state and local income tax.
  An additional 3.8% Medicare tax will be imposed on certain net investment income (which includes ordinary dividends, capital gain distributions from the Fund, and gain recognized on a disposition of shares) of certain U.S. individuals, estates, and trusts.
  Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.
  Tax statements will be mailed from the Fund by mid-February showing the amounts and tax status of distributions made to you.
  Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.
  The Fund is generally required by law to provide you and the Internal Revenue Service with certain cost basis information related to the sale or redemption of any of your shares in the Fund acquired on or after January 1, 2012 (including distributions that are reinvested in additional shares of the Fund).
  The Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or the Fund is notified by the Internal Revenue Service that backup withholding is required.
  You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in the Fund.
  The Fund may provide estimated capital gain distribution information through its website at VictoryFunds.com.

Important Fund Policies

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Fund must obtain the following information for each person who opens a new account:

  Name;
  Date of birth (for individuals);
  Residential or business street address (although post office boxes are still permitted for mailing); and
  Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Account Maintenance Information

For the following non-financial transactions, the Victory Funds require proof that your signature authorizing a transaction is authentic. This verification can be provided in all cases by either a Signature Validation Program (SVP) stamp or a Medallion signature guarantee (MSG). In some instances a Notary Public stamp is an acceptable alternative. As with the Medallion signature guarantee, a SVP stamp can also be obtained from a financial institution that is a member of the SVP program.

  Change of name (Notary Public, SVP or MSG);
  Add/change banking instructions (SVP or MSG);
  Add/change beneficiaries (Notary Public, SVP or MSG);
  Add/change authorized account traders (SVP or MSG);
  Adding a Power of Attorney (Notary Public, SVP or MSG);
  Add/change Trustee (Notary Public, SVP or MSG); and
  Uniform Transfers to Minors Act/Uniform Gifts to Minors Act custodian change (Notary Public, SVP or MSG).

Market Timing

The Victory Funds discourage frequent purchases and redemptions of Fund shares (market timing). Market timing allows investors to take advantage of market inefficiencies, sometimes to the disadvantage of other shareholders. Market timing increases Fund expenses to all shareholders by increasing portfolio turnover. In addition, market timing could potentially dilute share value for all other shareholders by requiring the Fund to hold more cash than it normally would.

The Fund's Board of Trustees has adopted policies and procedures with respect to market timing. In order to prevent or minimize market timing, the Fund will:

  Employ "fair value" pricing, as described in this Prospectus under Share Price, to minimize the discrepancies between a security's market quotation and its perceived market value, which often gives rise to market timing activity; and
  Monitor for suspected market timing based on "short-term transaction" activity, that is, a purchase or redemption of a Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund.

In monitoring for market timing activity, we consider, among other things, the frequency of your trades and whether you acquired your Fund shares directly through the transfer agent or whether you combined your trades with a group of shareholders in an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary.

Frequent trading by a shareholder is generally a characteristic of market timing. Therefore, any account in which Fund shares are acquired directly through the transfer agent, or where the Fund can adequately identify the shareholder, with a history of three short-term transactions within 90 days or less is suspected of market timing and the shareholder's trading privileges (other than redemption of Fund shares) will be suspended.

We may make exceptions to the "short-term transaction" policy for certain types of transactions if, in the opinion of the Adviser, under the oversight of the Board, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the Fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the Fund or administrator and transactions by certain qualified funds-of-funds.

If you acquired shares through an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary (such as investment advisers, broker-dealers, third-party administrators or insurance companies), and market timing is suspected, different purchase and exchange limitations may apply. We may rely upon a financial intermediary's policy to deter short-term or excessive trading (i) if we believe that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of the Fund, or (ii) if we receive an undertaking from the financial intermediary to enforce short-term or excessive trading policies on behalf of the Fund that provide a substantially similar level of protection for the Fund against such transactions. If you hold your Fund shares through a financial intermediary, you are advised to consult the intermediary to determine what purchase and exchange limitations apply to your account.

We reserve the right to reject or cancel a purchase or exchange order for any reason without prior notice. We will deny your request to purchase or exchange your shares if we believe that the transaction is part of a market timing strategy.

The Fund's market timing policies and procedures may be modified or terminated at any time under the oversight of the Board.

Portfolio Holdings Disclosure

The Fund discloses its complete portfolio holdings as of the end of its second fiscal quarter and its fiscal year in its reports to shareholders. The Fund sends reports to its existing shareholders no later than 60 days after the relevant fiscal period, and files these reports with the SEC by the 70th day after the end of the relevant fiscal period. You can find these reports on the Fund's website, VictoryFunds.com, and on the SEC's website, www.sec.gov.

The Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find these filings on the SEC’s website, www.sec.gov.

The Fund also discloses its complete portfolio holdings each calendar quarter on the Fund's website, VictoryFunds.com, no earlier than the 15th day after the quarter end.

You can find a complete description of the Fund's policies and procedures with respect to disclosure of its portfolio securities in the Fund's SAI or on the Fund's website, VictoryFunds.com.

Performance

The Victory Funds may advertise the performance of the Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations.

Advertising information may include the average annual total return of the Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations and publications.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Victory Funds may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Victory Funds send these documents to each shareholder individually by calling the Victory Funds at 800-539-FUND (800-539-3863), and they will be delivered promptly.

While this Prospectus and the SAI of the Trust describe pertinent information about the Trust and the Fund, neither this Prospectus nor the SAI represents a contract between the Trust or the Fund and any shareholder.

Other Service Providers

Victory Capital Advisers, Inc. (the Distributor), member FINRA and SIPC, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, serves as distributor for the continuous offering of the Fund's shares. The Distributor is an affiliate of the Adviser.

Citibank, N.A., 388 Greenwich St., New York, New York 10013, serves as the custodian of the Fund's investments and cash and settles trades made by the Fund.

Victory Capital Management Inc., 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, also serves as the administrator and fund accountant for the Fund.

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, Ohio 43219, serves as the sub-administrator and sub-fund accountant for the Fund.

FIS Investor Services LLC, 4249 Easton Way, Suite 400, Columbus, Ohio 43219, serves as the transfer agent and dividend disbursing agent for the Fund.

Ernst & Young LLP, 1900 Scripps Center, 312 Walnut Street, Cincinnati, Ohio 45202, serves as the independent registered public accounting firm for the Fund.

Morrison & Foerster LLP, 250 West 55th Street, New York, New York 10019, serves as legal counsel to the Fund.

Financial Highlights

The following financial highlights tables reflect historical information about shares of the Fund and are intended to help you understand the Fund's financial performance for the past five years.

Certain information shows the results of an investment in one share of the Fund. To the extent the Fund invests in other funds, the Total Annual Operating Expenses included in the Fund's Fees and Expenses table may not correlate to the ratio of expenses to average net assets in the financial highlights below. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The Fund’s financial highlights includes historical information of the Fund’s predecessor, Munder Integrity Small-Cap Value Fund, a separate series of Munder Series Trust that was managed by Munder Capital Management, for periods prior to October 31, 2014.

The information for each period has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The Fund's annual and semi-annual reports are available by calling the Fund at 800-539-FUND and at VictoryFunds.com.

Integrity Small-Cap Value Fund

	Class A Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$30.72	$33.48	$32.77	$25.95	$20.17
Investment Activities:
Net investment income (loss)(a)	(0.08)	0.01	(0.03)	(0.13)	0.05
Net realized and unrealized gains (losses) on investments	7.06	(2.31)	0.74	6.97	5.73
Total from Investment Activities	6.98	(2.30)	0.71	6.84	5.78
Distributions to Shareholders:
Net investment income	—	—	—	(0.02)	—
Net realized gains from investments	—	(0.46)	—	—	—
Total Distributions to Shareholders	—	(0.46)	—	(0.02)	—
Capital Contributions from Prior Custodian	—	—(b)	—	—	—
Net Asset Value, End of Period	$37.70	$30.72	$33.48	$32.77	$25.95
Total Return (excludes sales charge)	22.72%	(6.87)%	2.17%	26.36%	28.66%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$219,113	$216,492	$246,351	$168,289	$106,502
Ratio of net expenses to average net assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets	(0.22)%	0.04%	(0.08)%	(0.44)%	0.22%
Ratio of gross expenses to average net assets (c)	1.52%	1.57%	1.53%	1.52%	1.59%
Portfolio turnover (d)	58%	47%	38%	92%	57%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class C Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$27.69	$30.45	$30.03	$23.94	$18.75
Investment Activities:
Net investment income (loss)(a)	(0.28)	(0.19)	(0.25)	(0.33)	(0.10)
Net realized and unrealized gains (losses) on investments	6.35	(2.11)	0.67	6.42	5.29
Total from Investment Activities	6.07	(2.30)	0.42	6.09	5.19
Distributions to Shareholders:
Net realized gains from investments	—	(0.46)	—	—	—
Total Distributions to Shareholders	—	(0.46)	—	—	—
Capital Contributions from Prior Custodian	—	—(b)	—	—	—
Net Asset Value, End of Period	$33.76	$27.69	$30.45	$30.03	$23.94
Total Return (excludes contingent deferred sales charge)	21.92%	(7.56)%	1.40%	25.44%	27.68%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$27,015	$27,987	$28,090	$25,035	$18,642
Ratio of net expenses to average net assets	2.16%	2.22%	2.25%	2.25%	2.25%
Ratio of net investment income (loss) to average net assets	(0.89)%	(0.68)%	(0.85)%	(1.20)%	(0.49)%
Ratio of gross expenses to average net assets (c)	2.16%	2.22%	2.25%	2.28%	2.34%
Portfolio turnover (d)	58%	47%	38%	92%	57%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class R Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$30.11	$33.00	$32.29	$25.61	$19.96
Investment Activities:
Net investment income (loss)(a)	(0.16)	(0.06)	(0.12)	(0.21)	(0.02)
Net realized and unrealized gains (losses) on investments	6.91	(2.37)	0.83	6.89	5.67
Total from Investment Activities	6.75	(2.43)	0.71	6.68	5.65
Distributions to Shareholders:
Net realized gains from investments	—	(0.46)	—	—	—
Total Distributions to Shareholders	—	(0.46)	—	—	—
Capital Contributions from Prior Custodian	—	—(b)	—	—	—
Net Asset Value, End of Period	$36.86	$30.11	$33.00	$32.29	$25.61
Total Return	22.42%	(7.36)%	2.20%	26.08%	28.31%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$15,317	$15,042	$11,850	$5,350	$651
Ratio of net expenses to average net assets	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of net investment income (loss) to average net assets	(0.46)%	(0.19)%	(0.37)%	(0.70)%	(0.11)%
Ratio of gross expenses to average net assets (c)	2.06%	1.96%	2.02%	1.75%	1.83%
Portfolio turnover (d)	58%	47%	38%	92%	57%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class R6 Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$31.60	$34.31	$33.43	$26.41	$20.46
Investment Activities:
Net investment income (loss)(a)	0.12	0.18	0.13	(0.01)	0.09
Net realized and unrealized gains (losses) on investments	7.28	(2.38)	0.75	7.11	5.86
Total from Investment Activities	7.40	(2.20)	0.88	7.10	5.95
Distributions to Shareholders:
Net investment income	(0.14)	(0.05)	—	(0.08)	—
Net realized gains from investments	—	(0.46)	—	—	—(b)
Total Distributions to Shareholders	(0.14)	(0.51)	—	(0.08)	—
Capital Contributions from Prior Custodian (See Note 7)	—	—(b)	—	—	—(b)
Net Asset Value, End of Period	$38.86	$31.60	$34.31	$33.43	$26.41
Total Return	23.40%	(6.41)%	2.63%	26.89%	29.11%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$871,150	$608,927	$423,831	$286,897	$19,560
Ratio of net expenses to average net assets	0.96%	1.00%	1.04%	1.07%	1.13%
Ratio of net investment income (loss) to average net assets	0.33%	0.57%	0.37%	(0.02)%	0.39%
Ratio of gross expenses to average net assets (c)	0.96%	1.00%	1.04%	1.07%	1.14%
Portfolio turnover (d)	58%	47%	38%	92%	57%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class Y Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$31.45	$34.15	$33.33	$26.35	$20.46
Investment Activities:
Net investment income (loss)(a)	0.05	0.13	0.07	(0.06)	0.12
Net realized and unrealized gains (losses) on investments	7.23	(2.37)	0.75	7.10	5.80
Total from Investment Activities	7.28	(2.24)	0.82	7.04	5.92
Distributions to Shareholders:
Net investment income	(0.10)	—(b)	—	(0.06)	(0.03)
Net realized gains from investments	—	(0.46)	—	—	—
Total Distributions to Shareholders	(0.10)	(0.46)	—	(0.06)	(0.03)
Capital Contributions from Prior Custodian (See Note 7)	—	—(b)	—	—	—
Net Asset Value, End of Period	$38.63	$31.45	$34.15	$33.33	$26.35
Total Return	23.14%	(6.54)%	2.46%	26.72%	28.94%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,329,435	$981,741	$726,193	$537,362	$300,839
Ratio of net expenses to average net assets	1.15%	1.15%	1.20%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	0.13%	0.40%	0.22%	(0.19)%	0.50%
Ratio of gross expenses to average net assets (c)	1.15%	1.15%	1.20%	1.27%	1.33%
Portfolio turnover (d)	58%	47%	38%	92%	57%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

The availability of certain initial and contingent deferred sales charge reductions and waivers may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. The following information about variations in sales charge reductions and waivers is applicable only to investors who purchase Fund shares through a Merrill Lynch platform or account.

In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive those reductions and waivers.

Merrill Lynch

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
Shares purchased by or through a 529 Plan
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this prospectus
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
CDSC Waivers on A and C Shares available at Merrill Lynch
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus.
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

P.O. Box 182593
Columbus, OH 43218-2593

Statement of Additional Information (SAI):  The SAI contains more information about the Fund's operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this Prospectus, which means that it is legally part of this Prospectus, even if you don't request a copy.

Annual and Semi-Annual Reports:  Annual and semi-annual reports contain more information about the Fund's investments and the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal period.

How to Obtain Information:  You may obtain a free copy of the SAI or annual and semi-annual reports, and ask questions about the Fund or your accounts, online at VictoryFunds.com, by contacting the Victory Funds at the following address or telephone number, or by contacting your financial intermediary.

By telephone: Call Victory Funds at 800-539-FUND (800-539-3863)	By mail: Victory Funds P.O. Box 182593 Columbus, OH 43218-2593

You also can get information about the Fund (including the SAI and other reports) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person: SEC Public Reference Room Washington, D.C. Call 202-551-8090 for location and hours.	By mail: SEC Public Reference Section Washington, D.C. 20549-1520	On the Internet: EDGAR database at sec.gov or by email request at publicinfo@sec.gov
Investment Company Act File Number 811-4852	VF-ISCV-PRO (11/17)

November 1, 2017

Prospectus

Victory Munder Multi-Cap Fund

Class A	MNNAX
Class C	MNNCX
Class R	MNNRX
Class Y	MNNYX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

VictoryFunds.com
800-539-FUND
(800-539-3863)

Victory Funds

Fund Summary

    Investment Objective

    Fund Fees and Expenses

    Principal Investment Strategy

    Principal Risks

    Investment Performance

    Management of the Fund

    Purchase and Sale of Fund Shares

    Tax Information

    Payments to Broker-Dealers and Other Financial Intermediaries

Additional Fund Information

    Investments

    Risk Factors

Organization and Management of the Fund

Investing with Victory

    Share Price

    Choosing a Share Class

    Information About Fees

    How to Buy Shares

    How to Exchange Shares

    How to Sell Shares

Distributions and Taxes

Important Fund Policies

Other Service Providers

Financial Highlights

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Munder Multi-Cap Fund Summary

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your Investment Professional, in Investing with Victory on page 12 and in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries of the Fund's Prospectus. You may also find information about these discounts in Additional Purchase, Exchange and Redemption Information on page 44 of the Fund's Statement of Additional Information ("SAI").

Shareholder Fees (paid directly from your investment)	Class A	Class C	Class R	Class Y
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE[1]	1.00%[2]	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	0.25%	1.00%	0.50%	0.00%
Other Expenses	0.38%	0.46%	1.76%	0.26%
Total Annual Fund Operating Expenses	1.38%	2.21%	3.01%	1.01%
Fee Waiver/Expense Reimbursement[3]	0.00%	0.00%	(1.13)%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement[3]	1.38%	2.21%	1.88%	1.01%

1  A contingent deferred sales charge of 0.75% may be imposed on Class A shares purchased as part of an investment of $1,000,000 or more that were not subject to an initial sales charge and that are redeemed within 12 months of purchase. See Choosing a Share Class in the Prospectus.

2  Applies to shares sold within 12 months of purchase.

3  Victory Capital Management Inc., the Fund's investment adviser, ("Adviser") has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses of Class R shares of the Fund (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 1.88% until at least October 31, 2018. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) recoupment. This agreement may only be terminated by the Fund’s Board of Trustees.

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The amounts shown reflect the fee waiver/expense reimbursement in place through the expiration date. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$707	$987	$1,287	$2,137
Class C (If you sell your shares at the end of the period.)	$324	$691	$1,185	$2,544
Class R	$191	$824	$1,483	$3,248
Class Y	$103	$322	$558	$1,236

The following example makes the same assumptions as the example above, except that it assumes you do not sell your Class C shares at the end of the period.

	1 Year	3 Years	5 Years	10 Years
Class C	$224	$691	$1,185	$2,544

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover will generally indicate higher transaction costs, resulting in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 109% of the average value of its portfolio.

Principal Investment Strategy

The Adviser pursues the Fund's investment objective by identifying secular growth trends and investing in equity securities (i.e., common stocks, preferred stocks, depositary receipts, convertible securities and rights and warrants) of companies the Adviser believes will benefit from these trends.

In selecting individual securities for the Fund, the Adviser employs a bottom-up analysis, which involves a thorough review of a company's products and services, competitive positioning, balance sheet and financial stability. In addition, in selecting securities for the Fund, the Adviser attempts to identify and evaluate underlying growth drivers for each company and to arrive at a projected fair value for the company's equity securities.

The Fund invests in companies with market capitalization of $1 billion and above.

As a result of the Fund's focus on secular growth trends, a significant portion of the Fund's assets may be invested in one or more sectors, including the information technology sector, industries and types of companies that the Adviser believes have significant growth opportunities and exhibit attractive long-term growth characteristics.

Although the Fund will be invested primarily in domestic securities, up to 25% of the Fund's assets may be invested in foreign securities, including depositary receipts such as American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs).

The Adviser may sell a security if it believes the price objective for the stock has been reached, if more attractive opportunities are identified, or if the fundamentals of the company deteriorate.

As a result of its investment strategy, the Fund may experience annual portfolio turnover in excess of 100%.

Principal Risks

The Fund's investments are subject to the following principal risks:

  Equity Risk. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company's earnings or dividends may not increase as expected. Price changes may be temporary or last for extended periods.
  Foreign Securities Risk. Foreign securities (including ADRs and GDRs) could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.
  Growth Investing Risk. Growth stocks may be more sensitive to changes in current or expected earnings than other stocks, and they may fall out of favor if the companies' earnings growth do not meet expectations.
  Liquidity Risk. Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. Adverse market or economic conditions may adversely affect the liquidity of the Fund's investments and may lead to increased redemptions. In addition, the Fund, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.
  Management Risk. The Adviser may not execute the Fund's principal investment strategy effectively.
  Portfolio Turnover Risk. Higher portfolio turnover ratios resulting from additional purchases and sales of portfolio securities may result in higher transaction costs and Fund expenses and will generally result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income.
  Sector Risk. To the extent the Fund focuses in one or more sectors, such as the information technology sector, market or economic factors impacting those sectors could have a significant effect on the value of the Fund's investments and could make the Fund's performance more volatile. For example, information technology companies tend to significantly rely on technological events or advances in their product development, production or operations and are particularly vulnerable to rapid changes in technological product cycles, government regulation and competition.
  Smaller Company Risk. Smaller companies may lose market share or profits. Smaller, less seasoned companies may lose market share or profits to a greater extent than larger, more established companies.
  Stock Market Risk. Overall stock market risks may affect the value of the Fund. Factors such as domestic and international economic growth and market conditions, interest rate levels and political events affect the securities markets.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A, C, R and Y shares of the Fund, including applicable maximum sales charges, compare to those of a broad measure of market performance. Performance data for the classes varies based on differences in their fee and expense structures. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at VictoryFunds.com.

The performance figures for Class A, C, R and Y shares reflect the historical performance prior to October 31, 2014 of, respectively, the Class A, C, R and Y shares of the Munder Growth Opportunities Fund, a series of Munder Series Trust (the predecessor to the Fund that was managed by Munder Capital Management). The Fund's performance has not been restated to reflect any differences in the expenses of the Munder Growth Opportunities Fund. The Munder Growth Opportunities Fund commenced operations, and the Class A shares were first offered on August 19, 1996. Class C shares were first offered on November 3, 1998. Class R shares were first offered on August 2, 2004 and the Class Y shares were first offered on June 1, 1998.

Calendar Year Returns for Class Y Shares

(The annual return in the bar chart is for the Fund's least expensive class of shares, Class Y shares. Due to differing charges and expenses, the performance of classes not shown in the bar chart will differ.)

The year-to-date total return of the Fund's Class Y shares as of September 30, 2017 was 17.33%.

Highest Quarter	27.20% (quarter ended September 30, 2009)
Lowest Quarter	-24.68% (quarter ended December 31, 2008)

Average Annual Total Returns (For the Periods Ended December 31, 2016)	1 Year	5 Years	10 Years
CLASS Y Before Taxes	5.87%	13.42%	9.26%
CLASS Y After Taxes on Distributions	5.87%	12.29%	8.64%
CLASS Y After Taxes on Distributions and Sale of Fund Shares	3.33%	10.53%	7.51%
CLASS A Before Taxes	-0.65%	11.73%	8.30%
CLASS C Before Taxes	3.55%	12.17%	8.11%
CLASS R Before Taxes	4.94%	12.68%	8.63%
INDEX
Russell 3000® Index Index returns reflect no deduction for fees, expenses, or taxes.	12.74%	14.67%	7.07%
Russell 1000® Growth Index Index returns reflect no deduction for fees, expenses, or taxes.	7.08%	14.50%	8.33%
S&P 500® Index Index returns reflect no deductions for fees, expenses, or taxes.	11.96%	14.66%	6.95%

After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one share class. The after-tax returns for other classes will vary.

Management of the Fund

Investment Adviser

Victory Capital Management Inc. ("Adviser") serves as the Fund's investment adviser. The portfolio managers primarily responsible for day-to-day management of the Fund are members of the Adviser's Munder Capital Management ("Munder") investment team (referred to as an investment franchise).

Portfolio Managers

Tony Y. Dong is the Chief Investment Officer of Munder and has been a Portfolio Manager of the Fund since 2015.

Michael P. Gura is a Senior Portfolio Manager of Munder and has been a Portfolio Manager or the Lead Portfolio Manager of the Fund (including its predecessor fund) since 2010.

Purchase and Sale of Fund Shares
Investment Minimums	Class A	Class C	Class R	Class Y
Minimum Initial Investment	$2,500	$2,500	NONE	$1,000,000
Minimum Subsequent Investments	$50	$50	NONE	NONE

For Class A and Class C Shares a $1000 minimum purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, and automatic investment plans.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value ("NAV") after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.

Tax Information

The Fund's distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Additional Fund Information

Victory Capital Management Inc., which we refer to as the "Adviser" throughout the Prospectus, manages the Fund.

The Munder Multi-Cap Fund (the "Fund") is managed by the Adviser, who also manages other funds, each having distinct investment management objectives, strategies, risks, and policies. Together, these funds are referred to in this Prospectus as the "Victory Funds" or, more simply, the "Funds."

The following section describes additional information about the principal investment strategy the Fund will use under normal market conditions to pursue its investment objective, as well as any secondary strategies the Fund may use, and the related risks. This Prospectus does not attempt to describe all of the various investment techniques and types of investments that the Adviser may use in managing the Fund. The SAI includes more information about the Fund, its investments, and the related risks. Keep in mind that for cash management purposes, the Fund may hold all or a portion of its assets in cash, short-term money market instruments or shares of other investment companies. This may reduce the benefit from any upswing in the market and may cause the Fund to fail to meet its investment objective.

If you would like to receive additional copies of any materials, please call the Victory Funds at 800-539-FUND (800-539-3863) or please visit VictoryFunds.com.

Investments

The following describes the types of securities the Fund may purchase under normal market conditions to achieve its principal investment strategy. The Fund will not necessarily buy all of the securities listed below.

U.S. Equity Securities

Can include common stock, preferred stock, and securities that are convertible or exchangeable into common stock of U.S. corporations.

Foreign Securities

Can include common stock and convertible preferred stock of non-U.S. corporations. Also may include American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs), which are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign corporations, and exchange-traded funds ("ETFs") that invest in foreign corporations.

The Adviser may use other types of investment strategies in pursuing the Fund's overall investment objective. The following describes the types of securities that the Adviser may purchase or investment techniques the Adviser may employ that are not considered to be a part of the Fund's principal investment strategies. Additional securities and techniques are described in the Fund's SAI.

Investment Companies

The Fund may invest in securities of other investment companies, including ETFs, if those companies invest in securities consistent with the Fund's investment objective and policies. ETFs are investment companies the shares of which are bought and sold on a securities exchange.

Securities Lending

To enhance the return on its portfolio, the Fund may lend portfolio securities to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board. Each loan will be secured continuously by collateral in the form of cash, high quality money market instruments or securities issued by the U.S. government or its agencies or instrumentalities.

Risk Factors

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

The following describes the principal risks that you may assume as an investor in the Fund.

General risks
  Market risk is the risk that the market value of a security may decline in response to developments affecting individual companies and/or general economic conditions. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.
  Manager risk is the risk that the Fund's portfolio manager may implement its investment strategy in a way that does not produce the intended result.
  Stock selection risk is the risk that the value of the Fund's investments may decline if the particular companies in which the Fund invests do not perform well in the market. The Adviser's investment strategy seeks to control risk by adhering to portfolio constraints relative to the Fund's benchmark. As a result, the Fund may be particularly susceptible to a general decline in the large-capitalization growth sector of the U.S. stock market.

Active trading risk
  To the extent the Fund buys and sells securities actively, it could have higher expenses (which reduces returns to shareholders) and higher taxable distributions. While it is not an investment strategy to actively trade the Fund's portfolio, the Adviser may from time to time do so, generating portfolio turnover rates in excess of 100%.

Equity risk
  The value of an equity security will fluctuate in response to changes in earnings or other conditions affecting the issuer's profitability or in general market conditions. Unlike debt securities, which have preference to a company's assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations.

Foreign investments risk
  Foreign securities, including ADRs and GDRs, tend to be more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates. In addition, during periods of social, political or economic instability in a country or region, the value of a foreign security could be affected by, among other things, increasing price volatility, illiquidity or the closure of the primary market on which the security is traded. In addition to foreign securities, the Fund may be exposed to foreign markets as a result of the Fund's investments in U.S. companies that have international exposure.

Growth investing risk
  Growth securities might be more sensitive to changes in current or expected earnings than other stocks. Growth securities may be more volatile than other stocks, causing greater fluctuations in value. A growth approach could also be impacted if the company does not realize its anticipated potential or if there is a shift in the market to favor other types of securities.

Information technology sector investing risk
  Information technology companies tend to significantly rely on technological events or advances in their product development, production or operations. The value of these companies, therefore, is particularly vulnerable to rapid changes in technological product cycles, government regulation and competition. Further, information technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

Liquidity risk
  Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the Fund to dispose of such securities or other instruments at advantageous prices may be greatly limited, and the Fund may have to continue to hold such securities or instruments during periods when the Adviser would otherwise have sold them (in order, for example, to meet redemption requests or to take advantage of other investment opportunities). Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price the Fund might receive upon the sale of that security. Adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer, including rising interest rates, may adversely affect the liquidity of the Fund’s investments and the Fund may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such cases the sale proceeds received by a Fund may be substantially less than if the Fund had been able to sell the securities in more orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund’s net asset value. Some securities held by a Fund may be restricted as to resale, and there is often no ready market for such securities. In addition, a Fund, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Sector/Industry concentration risk
  The Fund may focus its investments in a particular sector or industry. When it does, the Fund is particularly susceptible to the impact of market, economic, political, regulatory and other factors affecting that sector or industry. Additionally, the Fund's performance may be more volatile.

Smaller-cap stock risk
  Small- or mid-sized companies often have more limited managerial and financial resources than larger, more established companies and, therefore, may be more susceptible to market downturns or changing economic conditions. In addition, such companies may have been recently organized and have little or no track record of success. Also, the Adviser may not have had an opportunity to evaluate such newer companies’ performance in adverse or fluctuating market conditions. The securities of smaller-sized companies may trade less frequently and in smaller volume than more widely held securities. Prices of small- or mid-sized companies tend to be more volatile than those of larger companies and small- or mid-sized issuers may be subject to greater degrees of changes in their earnings and prospects. Since smaller company stocks typically have narrower markets and are traded in lower volumes than larger company stocks, they may be often more difficult to purchase and sell.

Stock market risk
  Stock market risk refers to the fact that stock (equity securities) prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline. A slower-growth or recessionary economic environment could have an adverse effect on stock prices. Consequently, a broad-based market drop may also cause a stock’s price to fall. Portfolio securities may also decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, or due to factors affecting particular industries represented in the securities markets, such as competitive conditions. Changes in the financial condition of a single issuer can impact a market as a whole, and adverse market conditions may be prolonged and may not have the same impact on all types of securities. In addition, the markets may not favor a particular kind of security, including equity securities. Values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

The Adviser may use several types of investment strategies in pursuing the Fund's overall investment objective. The following risks are those that the Adviser does not consider to be principal risks of the Fund. Additional risks are included in the Fund's SAI.

Investment company risk
  The Fund's ability to achieve its investment objective may be directly related to the ability of other investment companies (including ETFs) held by the Fund to meet their investment objectives. In addition, shareholders of the Fund will indirectly bear the fees and expenses of the underlying investment companies. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.

Securities lending risk
  The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (1) the inability of the borrower to return the securities, (2) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (3) a delay in recovery of the securities, or (4) the loss of rights in the collateral should the borrower fail financially. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral. In determining whether to lend securities, the Adviser or the Fund's securities lending agent will consider relevant facts and circumstances, including the creditworthiness of the borrower.

An investment in the Fund is not a complete investment program.

Organization and Management of the Fund

The Trust's Board of Trustees has the overall responsibility for overseeing the management of the Fund.

The Investment Adviser

The Trust has an Advisory Agreement with the Adviser. The Adviser is a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser oversees the operations of the Fund according to investment policies and procedures adopted by the Board of Trustees. As of September 30, 2017, the Adviser and its affiliates managed or advised assets totaling in excess of $58.9 billion for individual and institutional clients. The Adviser's address is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144.

The Adviser is a multi-boutique asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. Munder Capital Management ("Munder") is the investment franchise responsible for the day-to-day investment management of the Fund.

For the fiscal year ended June 30, 2017, the Fund paid advisory fees, before waivers, at an annual rate of 0.75% of the average daily net assets of the Fund.

See "Fund Fees and Expenses" for information about any contractual agreement agreed to by the Adviser to waive fees and/or reimburse expenses with respect the the Fund. From time to time, the Adviser also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to the Fund.

A discussion of the Board's most recent considerations in approving the Advisory Agreement is available in the Fund's semi-annual report for the period ended December 31, 2016.

Portfolio Management

Michael P. Gura is the Lead Portfolio Manager and Tony Y. Dong is a Co-Portfolio Manager of the Fund. Mr. Gura has final investment authority for the Fund.

Tony Y. Dong is the Chief Investment Officer of Munder and has been with the Adviser since 2014. Prior to that, Mr. Dong was Vice Chairman and Chief Investment Officer of Munder Capital Management, which he joined in 1988. Mr. Dong is a CFA charterholder.

Mr. Gura is a Senior Portfolio Manager of Munder and has been with the Adviser since 2014. From 1995-2014, Mr. Gura was an investment professional with Munder Capital Management, where he was a member of the portfolio management team of the Fund’s predecessor fund since 2010. Mr. Gura is a CFA charterholder.

The Fund's SAI provides additional information about the portfolio managers' method of compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

Investing with Victory

All you need to do to get started is to fill out an application.

If you are looking for a convenient way to open an account or to add money to an existing account, we can help. The sections that follow will serve as a guide to your investments with the Victory Funds. Choosing a Share Class will help you decide whether it would be more to your advantage to buy Class A, C, R or Y shares of the Fund. Class R and Y shares are available for purchase only by eligible shareholders. The following sections describe how to open an account directly with us, how to access information about your account, and how to buy, exchange and sell shares of the Fund. Note, this information will vary if you invest through a third party Investment Professional such as a brokerage firm and will be dependent on that firm's policies and practices. Consult your Investment Professional for specific details.

We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

Share Price

The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the value of your investment.

The Fund calculates its share price, called its net asset value ("NAV"), each business day as of the close of regular trading on the New York Stock Exchange, Inc. ("NYSE"), which is normally 4:00 p.m. Eastern Time. In the event of an emergency or other disruption in trading on the NYSE, the Fund's share price will be determined based upon the close of the NYSE. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is next calculated after you place your order. A business day is a day on which the NYSE is open.

To the extent the Fund's investments include securities that are primarily traded in foreign markets, the value of those securities may change on days when shareholders are unable to purchase and redeem the Fund's shares, such as on weekends or other days when the Fund does not price its shares.

The Fund prices its investments based on market value when market quotations are readily available. When these quotations are not readily available, the Fund will price its investments at fair value according to procedures approved by the Board of Trustees. The Fund will fair value a security when:

  Trading in the security has been halted;
  The market quotation for the security is clearly erroneous due to a clerical error;
  The security's liquidity decreases such that, in the Adviser's opinion, the market quotation has become stale; or
  An event occurs after the close of the trading market (but before the Fund's NAV is calculated) that, in the Adviser's opinion, materially affects the value of the security.

The use of fair value pricing may minimize arbitrage opportunities that attempt to exploit the differences between a security's market quotation and its fair value. The use of fair value pricing may not, however, always reflect a security's actual market value in light of subsequent relevant information, and the security's opening price on the next trading day may be different from the fair value price assigned to the security.

Each class of shares of the Fund calculates its NAV by adding up the total value of the investments and other assets of that class, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the class.

You may be able to find the Fund's NAV each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a fund reaches a specific number of shareholders or level of assets. You may also find the Fund's NAV by calling 800-539-3863 or by visiting the Fund's website at VictoryFunds.com.

Choosing a Share Class

CLASS A

  Front-end sales charge, as described in this section. There are several ways to reduce or eliminate this charge as discussed under Sales Charge Reductions and Waivers for Class A Shares.
  A contingent deferred sales charge (CDSC) may be imposed if you sell your shares within twelve months of their purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A and Class C Shares.
  Class A shares also pay ongoing distribution and/or service (12b-1) fees.
  Lower annual expenses than Class C or Class R shares.

CLASS C

  No front-end sales charge. All your money goes to work for you right away.
  A CDSC may be imposed if you sell your shares within twelve months of their purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A and Class C Shares.
  Class C shares also pay ongoing distribution and/or service (12b-1) fees.
  Higher annual expenses than all other classes of shares.

CLASS R

  No front-end sales charge or CDSC. All your money goes to work for you right away.
  Class R shares pay ongoing distribution and/or service (12b-1) fees.
  Class R shares are only available to certain investors.
  Higher annual expenses than all classes except Class C shares.

CLASS Y

  No front-end sales charge or CDSC. All your money goes to work for you right away.
  Class Y shares do not pay any ongoing distribution and/or service (12b-1) fees.
  Class Y shares are only available to certain investors.
  Lower annual expenses than Class A, Class C or Class R shares.

Share Classes

An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information. Your Investment Professional also can help you decide which share class is best for you. Investment Professionals and other intermediaries may charge fees for their services.

The Fund offers Class A, C, R and Y shares. Each share class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you and your Investment Professional to choose the class that best suits your investment needs. When you purchase shares of the Fund, you must choose a share class.

Deciding which share class best suits your situation depends on a number of factors that you should discuss with your Investment Professional, including: how long you expect to hold your investment, how much you intend to invest, and the total expenses associated with each share class.

The Fund currently offers only the classes of shares described in this Prospectus. At some future date, the Fund may offer additional classes of shares.

Also, not all Victory Funds offer all classes of shares, and some classes of shares are available for purchase only by eligible shareholders.

The Fund reserves the right, without notice, to change the eligibility criteria for purchasing a particular share class. For example, a class of shares may be available to purchase only by retirement plans or by institutional investors. The Fund may also waive any applicable eligibility criteria or investment minimums at its discretion.

The Fund or any class may be terminated at any time for failure to achieve an economical level of assets or for other reasons.

Calculation of Sales Charges for Class A Shares

For historical expense information, see the "Financial Highlights" at the end of this Prospectus.

Class A shares are sold at their public offering price, which is the NAV plus any applicable initial sales charge, also referred to as the "front-end sales load." The sales charge may be reduced or eliminated for larger purchases, as detailed below or as described under Sales Charge Reductions and Waivers for Class A Shares. The investment levels required to obtain a reduced sales charge are commonly referred to as "breakpoints."

All Class A purchases are subject to the terms described herein except for those purchases made through an intermediary specified in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.

In order to obtain a breakpoint discount, you must inform your Investment Professional at the time you purchase shares of the existence of the other Victory accounts or purchases of Victory Funds that are eligible to be linked for the purpose of calculating the initial sales charge. The Fund or your Investment Professional may ask you for records or other information about other Victory Funds held in your Victory accounts and linked accounts, including accounts opened with a different Investment Professional.

The current sales charge rates for Class A shares are listed below:

Your Investment in the Fund	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment
Up to $49,999	5.75%	6.10%
$50,000 up to $99,999	4.50%	4.71%
$100,000 up to $249,999	3.50%	3.63%
$250,000 up to $499,999	2.50%	2.56%
$500,000 up to $999,999	2.00%	2.04%
$1,000,000 and above[1]	0.00%	0.00%

1  A contingent deferred sales charge (CDSC) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed within twelve months of purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions. You may be eligible for a reduction or waiver of this CDSC under certain circumstances. See CDSC Reductions for Class A and Class C Shares and Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries for details.

Sales Charge Reductions and Waivers for Class A Shares

There are several ways you can combine multiple purchases of Class A shares of the Victory Funds to take advantage of reduced sales charges and, in some cases, eliminate sales charges.

In order to obtain a Class A sales charge reduction or waiver, you must provide your Investment Professional, financial intermediary or the Fund's transfer agent, at the time of purchase, with current information regarding shares of any Victory Funds held in other accounts. Such information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate that a sales charge was paid regarding shares of the Victory Funds held in: (i) all accounts (e.g., retirement accounts) with the Victory Funds and your Investment Professional; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse or domestic partner and children under 21).

The availability of a sales charge reduction or waiver discussed below will depend upon whether you purchase your shares directly from the Fund or through a financial intermediary. In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. Different intermediaries may impose different sales loads. These variations are described in Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. Except as described with respect to the intermediaries specified in Appendix A, all Class A shares are subject to the terms stated herein. In order to obtain waivers and discounts that are not available through your intermediary, you will have to purchase Fund shares directly from the Fund or through another intermediary.

You can find additional information regarding sales charges and their reductions, free of charge, at vcm.com/policies, by clicking on Victory Funds Pricing Policies.

You may reduce or eliminate the sales charge in the following cases:

  Your purchase is sufficient to reach a breakpoint (see Calculation of Sales Charges for Class A Shares above);
  If you anticipate purchasing $50,000 or more of shares of the Fund, or in combination with Class A shares of other Victory Funds (excluding those Funds that do not impose a sales charge), within a 13-month period, you may obtain the shares at the same reduced sales charge as though the total quantity were invested in one lump sum. In order to qualify for the reduced sales charge, you must submit a non-binding Letter of Intent (the "Letter") within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. You must start with a minimum initial investment of at least 5.00% of the total amount you intend to purchase. A portion of the shares purchased under the Letter will be held in escrow until the total investment has been completed. In the event you do not complete your commitment set forth in the Letter in the time period specified, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges;
  Rights of Accumulation allow you to add the value of any Class A shares of the Fund that you already own (excluding shares sold without a sales charge) to the amount of your next Class A investment to determine if your additional investment will qualify for a reduced sales charge. The value of the Class A shares you already own will be calculated by using the greater of the current value or the original investment amount. You may be eligible for reduced sales charges on future purchases of Class A shares of the Fund after you have reached a new breakpoint. To determine your reduced sales charge, you can add the value of your Class A shares (or those held by your spouse (including life partner) and your children under age 21), determined at the previous day’s NAV, to the amount of your new purchase, valued at the current offering price. To ensure that the reduced price will be received pursuant to the Fund’s Rights of Accumulation, you or your Investment Professional must inform the Fund’s transfer agent that the Rights apply each time shares are purchased and provide the transfer agent with sufficient information to permit confirmation of qualification;
  The Combination Privilege allows you to combine the value of Class A shares you own in accounts of multiple Victory Funds (excluding shares sold without a sales charge) and in accounts of household members of your immediate family (spouse or domestic partner and children under 21) to achieve a reduced sales charge on your added investment;
  The Reinstatement Privilege permits an investor, within 90 days of a redemption of Class A shares of the Fund, to reinvest all or part of the redemption proceeds in Class A shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. No service charge is currently imposed on reinvestment in Class A shares of the Fund within 90 days of a redemption of Class A shares;
  The Victory Funds will completely waive the sales charge for Class A shares in the following cases:
    Purchases of $1,000,000 or more;
    Purchases by:
      current and retired Victory Fund trustees or officers;
      directors, trustees, employees, and family members of employees of the Adviser or "Affiliated Providers;"1 and registered broker-dealers, financial intermediaries or their agents or affiliates who have agreements with Victory Capital Advisers, Inc., (the "Distributor"), if the shares are purchased for their own account, purchased for retirement plans of their employees or sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;
    Purchases for trust or other advisory accounts established with a financial institution and fee-based investment products or accounts;
    Reinvestment of proceeds from a liquidation distribution of Class A shares of a Victory Fund held in a deferred compensation plan, agency, trust, or custody account;
    Purchases by retirement plans, including Section 401 and 457 plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans. Investors nonetheless may be charged a fee if they effect transactions in Class A shares through a broker or agent;
    Purchases by participants in no transaction fee programs offered by certain broker-dealers (sometimes referred to as "supermarkets");
    Purchases by financial intermediaries who have entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers;
    Investors that have an investment account with the Adviser;
    Purchases by CMS Energy employees participating in a Victory prototype Roth IRA plan by way of payroll deduction from CMS Energy; and
    Individuals who reinvest the proceeds of redemptions from Class I or Class Y shares of a Victory Fund within 60 days of redemption.

1  Affiliated Providers are affiliates and subsidiaries of the Adviser and any organization that provides services to the Trust.

You should inform the Fund or your Investment Professional at the time of purchase of the sales charge waiver category which you believe applies.

CDSC for Class A Shares

A contingent deferred sales charge (CDSC) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed within twelve months of purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions.

More information is available in CDSC Reductions and Waivers for Class A and Class C Shares and Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. All Class A purchases are subject to the terms described herein except for those purchases made through the intermediaries specified in Appendix A.

CDSC for Class C Shares

You will pay a 1.00% CDSC on any Class C shares you sell within twelve months of purchase. The CDSC is based on the current value of the shares being sold or their NAV when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. There is no CDSC imposed when you exchange your shares for Class C shares of another Victory Fund; however, your exchange is subject to the same CDSC schedule that applied to your original purchase.

An investor may, within 90 days of a redemption of Class C shares, reinvest all or part of the redemption proceeds in the Class C shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. Class C share proceeds reinvested do not result in a refund of any CDSC paid by the shareholder, but the reinvested shares will be treated as CDSC exempt upon reinvestment. The shareholder must ask the Distributor for such privilege at the time of reinvestment.

To keep your CDSC as low as possible, each time you sell shares we will first sell shares in your account that are not subject to a CDSC. If there are not enough of these to meet your sale, we will sell the shares in the order they were purchased.

More information is available in CDSC Reductions and Waivers for Class A and Class C Shares and Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.

CDSC Reductions and Waivers for Class A and Class C Shares

No CDSC is imposed on redemptions of Class A and Class C shares in the following circumstances:

  To the extent that the shares redeemed:
    are no longer subject to the holding period for such shares;
    resulted from reinvestment of distributions; or
    were exchanged for shares of another Victory Fund as allowed by the Prospectus, provided that the shares acquired in such exchange or subsequent exchanges will continue to remain subject to the CDSC, if applicable, calculated from the original date of purchase until the applicable holding period expires. In determining whether the CDSC applies to each redemption, shares not subject to a CDSC are redeemed first;
  Distributions from individual retirement accounts, Section 403(b), Section 457 and Section 401 qualified plans, where redemptions result from:
    a registered shareholder on an account; or
    a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;
  Distributions from individual retirement accounts, Section 403(b), Section 457 and Section 401 qualified plans, where redemptions result from:
    required minimum distributions with respect to that portion of such contributions that does not exceed 12% annually;
    tax free returns of excess contributions or returns of excess deferral amounts;
    distributions on the death or disability of the account holder;
    distributions for the purpose of a loan or hardship withdrawal from a participant plan balance; or
    distributions as a result of separation of service;
  Distributions as a result of a Qualified Domestic Relations Order or Domestic Relations Order required by a court settlement;
  In instances where the investor’s dealer or institution waived its commission in connection with the purchase and notifies the Distributor prior to the time of investment;
  When the redemption is made as part of a Systematic Withdrawal Plan (including dividends), up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established; or
  Participant-initiated distributions from employee benefit plans or participant-initiated exchanges among investment choices in employee benefit plans.

Eligibility Requirements to Purchase Class R Shares

Class R shares may only be purchased by:

  Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans.
  Fee-based investment products or accounts.

Eligibility Requirements to Purchase Class Y Shares

Only Eligible Investors may purchase or exchange into Class Y shares of the Fund. Eligible Investors include the following:

  Institutional and individual retail investors with a minimum investment in Class Y shares of $1,000,000 who purchase through certain broker-dealers or directly from the transfer agent.
  Clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds, who invest at least $2,500.
  Pension, profit sharing, employee benefit and other similar plans and trusts that invest in the Funds.
  Investors who purchase through select fee-based advisory programs with an approved financial intermediary. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based upon the value of the account. Such transactions may be subject to additional rules or requirements of the applicable financial intermediary's program.
  Purchases by:
    current and retired Victory Fund trustees or officers (including the former trustees and officers of the Munder Series Trust);
    directors, trustees, employees, and family members of employees of the Adviser or "Affiliated Providers";1 investment advisory clients of the Adviser; or
    investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members.

1  Affiliated Providers are affiliates and subsidiaries of the Adviser and any organization that provides services to the Trust.

Information About Fees

Distribution and Service Plans

In accordance with Rule 12b-1 of the Investment Company Act of 1940, the Trust has adopted Distribution and Service Plans for Class A shares, Class C shares and Class R shares of the Fund.

Under the Class A Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.25% of its average daily net assets of Class A shares. Under the Class R Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.50% of its average daily net assets of Class R shares. The fee is paid for general distribution services, for selling Class A and Class R shares of the Fund and, as applicable, for providing personal services to shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's shares. Personal services to shareholders are generally provided by broker-dealers or other intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Under the Class C Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of 1.00% of the average daily net assets of its Class C shares. Of this amount, 0.75% of the Fund's Class C shares average daily net assets will be paid for general distribution services and for selling Class C shares. The Fund will pay 0.25% of its Class C shares average daily net assets to compensate financial institutions that provide personal services to Class C shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's Class C shares. Personal services to shareholders are generally provided by broker-dealers or other financial intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Because Rule 12b-1 fees are paid out of the Fund's assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Other Payments to Financial Intermediaries

If you purchase Fund shares through an Investment Professional, a broker dealer, or other financial intermediary, the Fund may pay for sub-transfer agent, recordkeeping and/or similar administrative services. In addition, the Adviser (and its affiliates) may make substantial payments to affiliated and unaffiliated dealers or other Investment Professionals and service providers for distribution, administrative and/or shareholder servicing activities, out of its own resources, including the profits from the advisory fees the Adviser receives from the Fund. The Adviser also may reimburse the Distributor (or the Distributor's affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or Investment Professional for marketing, promotional or related expenses; these payments are often referred to as "revenue sharing."

In some circumstances, these types of payments may create an incentive for a dealer or Investment Professional or its representatives to recommend or offer shares of the Fund or other Victory Funds to its customers. You should ask your dealer or Investment Professional for more details about any such payments it receives.

How to Buy Shares

Opening an account

If you would like to open an account, you will first need to complete an Account Application.

You can obtain an Account Application by calling Victory Funds Customer Service at 1-800-539-3863. You can also download an Account Application by visiting the Fund's website, VictoryFunds.com, and clicking on the Victory Funds Account Application link. Send the completed Account Application, along with a check made payable to the Victory Funds, at the following address:

Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593

You can also obtain an Account Application by contacting your Investment Professional. When you invest through an Investment Professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ. In addition to any limitations described in this Prospectus, an Investment Professional or other intermediary may also place other limits on your ability to use the services of the Fund. Sometimes an Investment Professional will charge you for its services. This fee will be in addition to, and unrelated to, the fees and expenses charged by the Fund.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the Fund is unable to collect the required information, you may not be able to open your account. Additional details about the Fund's Customer Identification Program are available in the section "Important Fund Policies."

If your investment order is accepted by the Fund, an Investment Professional or other intermediary, it will be priced at the NAV next computed as described in the section entitled "Share Price."

If you participate in a retirement plan that offers one of the Victory Funds as an option, please consult your employer for information on how to purchase shares of the Victory Funds through the plan, including any restrictions or limitations that may apply.

Paying for your initial purchase

Make your check payable to the "Victory Funds." All checks must be drawn on U.S. banks. If your check is returned as uncollectible for any reason, you will be charged for any resulting fees and/or losses. The Fund does not accept cash, money orders, traveler's checks, credit card convenience checks, or third party checks. Additionally, bank starter checks are not accepted for the shareholder's initial investment into the Fund. All payments must be denominated in U.S. dollars.

Minimum investments

If you would like to buy Class A or Class C shares, the minimum investment required to open an account is $2,500; no minimum for certain retirement plans and approved fee-based and/or advisor program and similar accounts ($1,000 for IRA accounts), with additional investments of at least $50. If you would like to buy Class R or Class Y shares, you must first be an Eligible Investor, as discussed in the section Choosing a Share Class — Eligibility Requirements to Purchase. There are no minimum investment amounts required for Class R or Class Y shares except as set forth in the Eligibility Requirements to Purchase.

Individual purchases of $1,000,000 and above will automatically be made in Class A shares of the Fund purchased.

If your account falls below the minimum investment amount, we may ask you to reestablish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

The minimum investment required to open an account may be waived or lowered for employees, and immediate family members of the employee, of the Adviser, the Administrator, and their affiliates. In addition, the minimum investment required may be waived when the Fund is purchased in a managed account or within qualified retirement plans or in other similar circumstances. Although the Fund may sometimes waive the minimum investment, when it does so, it always reserves the right to reject initial investments under the minimum at its discretion.

There is no minimum investment required to open an account or for additional investments in Victory Simple IRAs.

Purchasing additional shares

Once you have an existing account, you can make additional investments at any time in any amount (subject to any minimums) in the following ways:

  By Mail

  To ensure that your additional investment is properly credited to your account, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

  By Telephone

  If you have an existing account that has been set up to receive electronic transfers, you can buy additional shares by calling Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday.

  By Exchange

  You may purchase shares of the Fund using the proceeds from the simultaneous redemption of shares of another Victory Fund if it is eligible for an exchange with your Fund. You may initiate an exchange online (if you are a registered user of VictoryFunds.com), by telephone, or by mail. See the section "Exchanging Shares."

  Via the Internet

  If you are a registered user, you may request a purchase of shares through our website at VictoryFunds.com. Your account must be set up for Automated Clearing House ("ACH") payment in order to execute online purchases.

  By ACH

  Your account must be set up for ACH payment in order to execute purchases online or by telephone. It takes about 15 days to set up an ACH account and only domestic member banks may be used. After your account is set up, your purchase amount can be transferred by ACH. Currently, the Fund does not charge a fee for ACH transfers but it reserves the right to charge for this service in the future. Your originating bank may charge a fee for ACH transfers.

  By Wire

  You may buy Fund shares by bank wire transfer of same day funds. Please call Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday for wiring instructions. Any commercial bank can transfer same-day funds by wire.

  Although the transfer agent does not currently charge you for receiving same-day funds, it reserves the right to charge for this service in the future. Your bank may charge you for wiring same-day funds. You cannot buy shares for tax-qualified retirement plans by wire transfer.

  By Systematic Investment Plan

  To enroll in the Systematic Investment Plan, you should check this box on the Account Application or on the Account Maintenance Form. We will need your bank information and the amount ($50 or more) and frequency of your investment. You can select monthly, quarterly, semi-annual or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement before we will make automatic withdrawals from your bank account and invest it in shares of the Fund.

Other purchase rules you should know

The Fund reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund or its shareholders. The Fund also reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a Fund account, or to add to an existing Fund account.

Keep these addresses handy for purchases, exchanges, or redemptions.

BY REGULAR U.S. MAIL	Victory Funds P.O. Box 182593 Columbus, OH 43218-2593
BY OVERNIGHT MAIL	Use the following address ONLY for overnight packages: Victory Funds c/o FIS TA Operations 4249 Easton Way, Suite 400 Columbus, OH 43219 PHONE: 800-539-3863
BY WIRE	Call 800-539-3863 BEFORE wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions.
BY TELEPHONE	800-539-FUND (800-539-3863)
ON THE INTERNET	www.VictoryFunds.com

If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of Fund shares in your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive a financial report of the Fund. By February 15th of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

Retirement Plans

You can use the Fund as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Fund for details regarding an IRA or other retirement plan that works best for your financial situation.

How to Exchange Shares

There may be limits on the ability to exchange between certain Victory Funds. You can obtain a list of Victory Funds available for exchange by calling 800-539-FUND or by visiting VictoryFunds.com

The shares of any class of the Fund may be exchanged for the shares of any other class offered by the Fund or the same class, or any other class, of any other Victory Fund, either through your Investment Professional or directly through the Fund, subject to the conditions described below:

  Exchanges are subject to any CDSC, minimum investment limitation or eligibility requirements described in the applicable Prospectus and SAI. You may be required to provide sufficient information to establish eligibility to exchange into the new share class.
  To exchange between Victory Funds, the other Victory Fund you wish to exchange into must be eligible for exchange with your Fund.
  Shares of the Victory Fund selected for exchange must be available for sale in your state of residence.

If you have questions about these, or any of the Fund's other exchange policies, please consult Victory Customer Service or your Investment Professional before requesting an exchange.

Before exchanging, you should read the Prospectus of the Fund you wish to exchange into, which may be subject to different risks, fees and expenses.

Class C share conversion

You may be able to convert your Class C shares to a different share class of the same Fund that has a lower expense ratio provided certain conditions are met. This conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Please contact your financial intermediary for additional information.

Processing your exchange/conversion

If your exchange request is received and accepted by the Fund, an Investment Professional or other intermediary by the close of trading as described in the section entitled "Share Price" then your exchange will be processed the same day. Your exchange will be processed on the next business day if received after the close of trading. Exchanges will occur at the respective NAVs of the share classes next calculated after receipt and acceptance of your exchange request in good order, plus any applicable sales charge described in the Prospectus.

If your Fund shares are converted to a different share class, the transaction will be based on the respective NAV of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day's NAVs. Please contact your financial intermediary regarding the tax consequences of any conversion.

Requesting an exchange

You can exchange shares of the Fund by telephone, by mail or via the Internet. You cannot exchange into an account with a different registration or tax identification number.

By Telephone

Unless you indicate otherwise on the account application, Victory Customer Service will be authorized to accept exchange instructions received by telephone.

By Mail

Send a letter of instruction signed by all registered owners or their legal representatives to the Victory Funds.

Via the Internet

You may also exchange shares via the Internet at VictoryFunds.com if you are a registered user.

Other exchange rules you should know

The Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. The Fund may terminate or modify the exchange privilege at any time on 60 days' notice to shareholders.

An exchange of Fund shares for shares of another Victory Fund constitutes a sale for tax purposes unless the exchange is made within an IRA or other tax-deferred account.

For information on how to exchange shares of the Fund that were purchased through your employer's retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.

How to Sell Shares

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.

If your redemption request is received in good order by the close of trading on the NYSE, your redemption will be processed the same day. Your redemption will not be processed until the next business day if it is received after the close of trading on the NYSE. You cannot redeem your shares at www.VictoryFunds.com.

BY TELEPHONE

The easiest way to redeem shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

  Mail a check to the address of record;
  Wire funds to a previously designated domestic financial institution;
  Mail a check to a previously designated alternate address; or
  Electronically transfer your redemption via ACH to a previously designated domestic financial institution.

The transfer agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the transfer agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, none of the Trust, its servicing agents, the Adviser, or the transfer agent will be responsible for any losses. If the transfer agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the transfer agent or your Investment Professional by telephone, consider placing your order by mail.

BY MAIL

Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A Medallion signature guarantee is required for the following redemption requests:

  Your account registration has changed within the last 15 business days;
  The check is not being mailed to the address on your account;
  The check is not being made payable to the owner of the account;
  The redemption proceeds are being transferred to another Victory Fund account with a different registration; or
  The check or wire is being sent to a different bank account than was previously designated.

You can get a Medallion signature guarantee from a financial institution — such as a commercial bank, broker dealer, credit union, clearing agency, or savings bank — that is a member of a Medallion signature guarantee program.

BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call before the close of trading on the NYSE, your funds will be wired on the next business day.

BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after the close of trading on the NYSE. It will be transferred by ACH as long as the transfer is to a domestic bank.

Systematic Withdrawal Plan

If you check this box on the Account Application or on the Account Maintenance Form, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more at the time you establish the Systematic Withdrawal Plan. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a Medallion signature guaranteed letter of instruction. You should be aware that each withdrawal may be a taxable transaction. Also, each withdrawal reduces your account balance, and eventually your account balance may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below the initial purchase minimum, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Additional Information about Redemptions
  Redemption proceeds from the sale of Fund shares purchased by a check or through ACH will be held until the purchase check or ACH has cleared, which will take up to 10 business days.
  We typically expect to send the proceeds from your share redemption within one business day after we execute your order, but we may take up to seven business days to send redemption proceeds, regardless of payment type. When you sell shares through your financial intermediary, you can ask the intermediary to tell you when you can expect to receive the proceeds of your redemption.
  The Fund may suspend your right to redeem your shares in the following circumstances:
    During non-routine closings of the NYSE;
    When the SEC determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or
    When the SEC orders a suspension to protect the Fund's shareholders.
  The Fund typically uses cash and cash equivalents held in its portfolio or sells portfolio assets to meet redemption requests. In unusual circumstances or under stressed market conditions, the Fund may use other methods to raise cash to meet redemption requests. For example, the Fund may draw funds from a line of credit or borrow available cash held by other Victory Funds under an "interfund lending program" in reliance on an exemptive order from the SEC.
  The Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1.00% of the Fund's net assets. The Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash. Securities received pursuant to an in-kind redemption are subject to market risk until sold and may be subject to brokerage and other fees.
  If you choose to have your redemption proceeds mailed to you and either the United States Postal Service is unable to deliver the redemption check to you or the check remains outstanding for more than six months, the Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed redemption checks.

Distributions and Taxes

Buying a dividend. You should check the Fund's distribution schedule before you invest. If you buy shares of the Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

As a shareholder, you are entitled to your share of net income and capital gains on the Fund's investments. The Fund passes its earnings along to investors in the form of dividends. Dividends paid by the Fund represent the net income from dividends and interest earned on investments after expenses. The Fund will distribute short-term gains, as necessary, and if the Fund makes a long-term capital gain distribution, it is normally paid once a year.

Ordinarily, the Fund declares and pays dividends annually. However, the Fund may not always pay a dividend or distribution for a given period. Each class of shares declares and pays dividends separately.

Distributions can be received in one of the following ways. Please check with your Investment Professional if you are unsure of which option is right for you.

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-539-FUND.

Reinvestment Option

You can have distributions automatically reinvested in additional shares of the Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

Cash Option

A check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the United States Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the distribution option on your account will default to the reinvestment option as described above. The Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed distribution checks.

Income Earned Option

You can automatically reinvest your dividends in additional shares of the Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

Directed Distributions Option

In most cases, you can automatically reinvest distributions in shares of another Victory Fund. If you reinvest your distributions in a different Victory Fund, you will pay a sales charge on the amount of reinvested distributions.

Directed Bank Account Option

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the transfer agent will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

Important Information about Taxes

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in the Fund.

The Fund expects to pay no federal income tax on the earnings and capital gains it distributes to shareholders.

  Qualified dividends received from the Fund by noncorporate shareholders will be taxed at long-term capital gain rates to the extent attributable to qualified dividends received by the Fund. Nonqualified dividends, dividends received by corporate shareholders and dividends from the Fund's short-term capital gains are taxable as ordinary income. Dividends from the Fund's long-term capital gains are taxable as long-term capital gains.
  Dividends are treated in the same manner for U.S. federal income tax purposes whether you receive them in cash, additional shares of the Fund, or you reinvest them in shares of another Victory Fund.
  An exchange of the Fund's shares for shares of another Victory Fund will be treated as a sale. When you sell or exchange shares of the Fund, you must recognize any gain or loss.
  An exchange of one class of the Fund's shares for shares of another class of the same Fund generally constitutes a nontaxable exchange.
  Distributions from the Fund and gains from the disposition of your shares may also be subject to state and local income tax.
  An additional 3.8% Medicare tax will be imposed on certain net investment income (which includes ordinary dividends, capital gain distributions from the Fund, and gain recognized on a disposition of shares) of certain U.S. individuals, estates, and trusts.
  Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.
  Tax statements will be mailed from the Fund by mid-February showing the amounts and tax status of distributions made to you.
  Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.
  The Fund is generally required by law to provide you and the Internal Revenue Service with certain cost basis information related to the sale or redemption of any of your shares in the Fund acquired on or after January 1, 2012 (including distributions that are reinvested in additional shares of the Fund).
  The Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or the Fund is notified by the Internal Revenue Service that backup withholding is required.
  You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in the Fund.
  The Fund may provide estimated capital gain distribution information through its website at VictoryFunds.com.

Important Fund Policies

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Fund must obtain the following information for each person who opens a new account:

  Name;
  Date of birth (for individuals);
  Residential or business street address (although post office boxes are still permitted for mailing); and
  Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Account Maintenance Information

For the following non-financial transactions, the Victory Funds require proof that your signature authorizing a transaction is authentic. This verification can be provided in all cases by either a Signature Validation Program (SVP) stamp or a Medallion signature guarantee (MSG). In some instances a Notary Public stamp is an acceptable alternative. As with the Medallion signature guarantee, a SVP stamp can also be obtained from a financial institution that is a member of the SVP program.

  Change of name (Notary Public, SVP or MSG);
  Add/change banking instructions (SVP or MSG);
  Add/change beneficiaries (Notary Public, SVP or MSG);
  Add/change authorized account traders (SVP or MSG);
  Adding a Power of Attorney (Notary Public, SVP or MSG);
  Add/change Trustee (Notary Public, SVP or MSG); and
  Uniform Transfers to Minors Act/Uniform Gifts to Minors Act custodian change (Notary Public, SVP or MSG).

Market Timing

The Victory Funds discourage frequent purchases and redemptions of Fund shares (market timing). Market timing allows investors to take advantage of market inefficiencies, sometimes to the disadvantage of other shareholders. Market timing increases Fund expenses to all shareholders by increasing portfolio turnover. In addition, market timing could potentially dilute share value for all other shareholders by requiring the Fund to hold more cash than it normally would.

The Fund's Board of Trustees has adopted policies and procedures with respect to market timing. In order to prevent or minimize market timing, the Fund will:

  Employ "fair value" pricing, as described in this Prospectus under Share Price, to minimize the discrepancies between a security's market quotation and its perceived market value, which often gives rise to market timing activity; and
  Monitor for suspected market timing based on "short-term transaction" activity, that is, a purchase or redemption of a Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund.

In monitoring for market timing activity, we consider, among other things, the frequency of your trades and whether you acquired your Fund shares directly through the transfer agent or whether you combined your trades with a group of shareholders in an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary.

Frequent trading by a shareholder is generally a characteristic of market timing. Therefore, any account in which Fund shares are acquired directly through the transfer agent, or where the Fund can adequately identify the shareholder, with a history of three short-term transactions within 90 days or less is suspected of market timing and the shareholder's trading privileges (other than redemption of Fund shares) will be suspended.

We may make exceptions to the "short-term transaction" policy for certain types of transactions if, in the opinion of the Adviser, under the oversight of the Board, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the Fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the Fund or administrator and transactions by certain qualified funds-of-funds.

If you acquired shares through an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary (such as investment advisers, broker-dealers, third-party administrators or insurance companies), and market timing is suspected, different purchase and exchange limitations may apply. We may rely upon a financial intermediary's policy to deter short-term or excessive trading (i) if we believe that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of the Fund, or (ii) if we receive an undertaking from the financial intermediary to enforce short-term or excessive trading policies on behalf of the Fund that provide a substantially similar level of protection for the Fund against such transactions. If you hold your Fund shares through a financial intermediary, you are advised to consult the intermediary to determine what purchase and exchange limitations apply to your account.

We reserve the right to reject or cancel a purchase or exchange order for any reason without prior notice. We will deny your request to purchase or exchange your shares if we believe that the transaction is part of a market timing strategy.

The Fund's market timing policies and procedures may be modified or terminated at any time under the oversight of the Board.

Portfolio Holdings Disclosure

The Fund discloses its complete portfolio holdings as of the end of its second fiscal quarter and its fiscal year in its reports to shareholders. The Fund sends reports to its existing shareholders no later than 60 days after the relevant fiscal period, and files these reports with the SEC by the 70th day after the end of the relevant fiscal period. You can find these reports on the Fund's website, VictoryFunds.com, and on the SEC's website, www.sec.gov.

The Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find these filings on the SEC’s website, www.sec.gov.

The Fund also discloses its complete portfolio holdings each calendar quarter on the Fund's website, VictoryFunds.com, no earlier than the 15th day after the quarter end.

You can find a complete description of the Fund's policies and procedures with respect to disclosure of its portfolio securities in the Fund's SAI or on the Fund's website, VictoryFunds.com.

Performance

The Victory Funds may advertise the performance of the Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations.

Advertising information may include the average annual total return of the Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations and publications.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Victory Funds may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Victory Funds send these documents to each shareholder individually by calling the Victory Funds at 800-539-FUND (800-539-3863), and they will be delivered promptly.

While this Prospectus and the SAI of the Trust describe pertinent information about the Trust and the Fund, neither this Prospectus nor the SAI represents a contract between the Trust or the Fund and any shareholder.

Other Service Providers

Victory Capital Advisers, Inc. (the Distributor), member FINRA and SIPC, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, serves as distributor for the continuous offering of the Fund's shares. The Distributor is an affiliate of the Adviser.

Citibank, N.A., 388 Greenwich St., New York, New York 10013, serves as the custodian of the Fund's investments and cash and settles trades made by the Fund.

Victory Capital Management Inc., 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, also serves as the administrator and fund accountant for the Fund.

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, Ohio 43219, serves as the sub-administrator and sub-fund accountant for the Fund.

FIS Investor Services LLC, 4249 Easton Way, Suite 400, Columbus, Ohio 43219, serves as the transfer agent and dividend disbursing agent for the Fund.

Ernst & Young LLP, 1900 Scripps Center, 312 Walnut Street, Cincinnati, Ohio 45202, serves as the independent registered public accounting firm for the Fund.

Morrison & Foerster LLP, 250 West 55th Street, New York, New York 10019, serves as legal counsel to the Fund.

Financial Highlights

The following financial highlights tables reflect historical information about shares of the Fund and are intended to help you understand the Fund's financial performance for the past five years.

Certain information shows the results of an investment in one share of the Fund. To the extent the Fund invests in other funds, the Total Annual Operating Expenses included in the Fund's Fees and Expenses table may not correlate to the ratio of expenses to average net assets in the financial highlights below. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The Fund’s financial highlights includes historical information of the Fund’s predecessor, Munder Growth Opportunities Fund, a separate series of Munder Series Trust that was managed by Munder Capital Management, for periods prior to October 31, 2014.

The information for each period has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The Fund's annual and semi-annual reports are available by calling the Fund at 800-539-FUND and at VictoryFunds.com.

Munder Multi-Cap Fund

	Class A Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$35.58	$44.91	$40.23	$30.81	$27.78
Investment Activities:
Net investment income (loss)(a)	0.02	0.01	(0.12)	(0.15)	(0.01)
Net realized and unrealized gains (losses) on investments	6.17	(1.58)	4.93	9.57	3.04
Total from Investment Activities	6.19	(1.57)	4.81	9.42	3.03
Distributions to Shareholders:
Net realized gains from investments	—	(7.80)	(0.13)	—	—
Total Distributions to Shareholders	—	(7.80)	(0.13)	—	—
Capital Contributions from Prior Custodian	—	0.04	—	—	—
Net Asset Value, End of Period	$41.77	$35.58	$44.91	$40.23	$30.81
Total Return (excludes sales charge)	17.40%	(4.01)%(b)	11.96%	30.57%	10.91%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$341,279	$318,712	$378,192	$381,584	$333,869
Ratio of net expenses to average net assets	1.38%	1.46%	1.49%	1.63%	1.68%
Ratio of net investment income (loss) to average net assets	0.04%	0.03%	(0.28)%	(0.41)%	(0.03)%
Portfolio turnover (c)	109%	117%	118%	124%	93%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.10% for the year ended June 30, 2016.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class C Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$29.90	$39.29	$35.50	$27.39	$24.89
Investment Activities:
Net investment income (loss)(a)	(0.26)	(0.27)	(0.41)	(0.37)	(0.20)
Net realized and unrealized gains (losses) on investments	5.18	(1.36)	4.33	8.48	2.70
Total from Investment Activities	4.92	(1.63)	3.92	8.11	2.50
Distributions to Shareholders:
Net realized gains from investments	—	(7.80)	(0.13)	—	—
Total Distributions to Shareholders	—	(7.80)	(0.13)	—	—
Capital Contributions from Prior Custodian	—	0.04	—	—	—
Net Asset Value, End of Period	$34.82	$29.90	$39.29	$35.50	$27.39
Total Return (excludes contingent deferred sales charge)	16.45%	(4.82)%(b)	11.05%	29.61%	10.09%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$57,690	$68,112	$81,474	$81,717	$70,994
Ratio of net expenses to average net assets	2.21%	2.28%	2.31%	2.38%	2.43%
Ratio of net investment income (loss) to average net assets	(0.80)%	(0.79)%	(1.10)%	(1.16)%	(0.78)%
Portfolio turnover (c)	109%	117%	118%	124%	93%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.10% for the year ended June 30, 2016.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class R Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$34.13	$43.57	$39.18	$30.09	$27.20
Investment Activities:
Net investment income (loss)(a)	(0.17)	(0.16)	(0.27)	(0.22)	(0.08)
Net realized and unrealized gains (losses) on investments	5.92	(1.52)	4.79	9.31	2.97
Total from Investment Activities	5.75	(1.68)	4.52	9.09	2.89
Distributions to Shareholders:
Net realized gains from investments	—	(7.80)	(0.13)	—	—
Total Distributions to Shareholders	—	(7.80)	(0.13)	—	—
Capital Contributions from Prior Custodian	—	0.04	—	—	—
Net Asset Value, End of Period	$39.88	$34.13	$43.57	$39.18	$30.09
Total Return	16.85%	(4.43)%(b)	11.51%	30.24%	10.63%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$515	$1,276	$1,144	$800	$916
Ratio of net expenses to average net assets	1.88%	1.88%	1.88%	1.88%	1.93%
Ratio of net investment income (loss) to average net assets	(0.47)%	(0.41)%	(0.65)%	(0.64)%	(0.27)%
Ratio of gross expenses to average net assets (c)	3.01%	2.48%	2.19%	1.88%	1.93%
Portfolio turnover (d)	109%	117%	118%	124%	93%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.10% for the year ended June 30, 2016.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class Y Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$37.86	$47.10	$42.05	$32.13	$28.90
Investment Activities:
Net investment income (loss)(a)	0.17	0.20	0.02	(0.06)	0.07
Net realized and unrealized gains (losses) on investments	6.59	(1.68)	5.16	9.98	3.16
Total from Investment Activities	6.76	(1.48)	5.18	9.92	3.23
Distributions to Shareholders:
Net realized gains from investments	—	(7.80)	(0.13)	—	—
Total Distributions to Shareholders	—	(7.80)	(0.13)	—	—
Capital Contributions from Prior Custodian	—	0.04	—	—	—
Net Asset Value, End of Period	$44.62	$37.86	$47.10	$42.05	$32.13
Total Return	17.86%	(3.61)%(b)	12.32%	30.87%	11.21%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$24,032	$20,477	$25,409	$23,806	$19,994
Ratio of net expenses to average net assets	1.01%	1.01%	1.16%	1.38%	1.43%
Ratio of net investment income (loss) to average net assets	0.42%	0.47%	0.04%	(0.15)%	0.21%
Portfolio turnover (c)	109%	117%	118%	124%	93%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.10% for the year ended June 30, 2016.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

The availability of certain initial and contingent deferred sales charge reductions and waivers may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. The following information about variations in sales charge reductions and waivers is applicable only to investors who purchase Fund shares through a Merrill Lynch platform or account.

In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive those reductions and waivers.

Merrill Lynch

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
Shares purchased by or through a 529 Plan
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this prospectus
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
CDSC Waivers on A and C Shares available at Merrill Lynch
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus.
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

P.O. Box 182593
Columbus, OH 43218-2593

Statement of Additional Information (SAI):  The SAI contains more information about the Fund's operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this Prospectus, which means that it is legally part of this Prospectus, even if you don't request a copy.

Annual and Semi-Annual Reports:  Annual and semi-annual reports contain more information about the Fund's investments and the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal period.

How to Obtain Information:  You may obtain a free copy of the SAI or annual and semi-annual reports, and ask questions about the Fund or your accounts, online at VictoryFunds.com, by contacting the Victory Funds at the following address or telephone number, or by contacting your financial intermediary.

By telephone: Call Victory Funds at 800-539-FUND (800-539-3863)	By mail: Victory Funds P.O. Box 182593 Columbus, OH 43218-2593

You also can get information about the Fund (including the SAI and other reports) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person: SEC Public Reference Room Washington, D.C. Call 202-551-8090 for location and hours.	By mail: SEC Public Reference Section Washington, D.C. 20549-1520	On the Internet: EDGAR database at sec.gov or by email request at publicinfo@sec.gov
Investment Company Act File Number 811-4852	VF-MMC-PRO (11/17)

November 1, 2017

Prospectus

Victory INCORE Total Return Bond Fund

Class A	MUCAX
Class C	MUCCX
Class R6	MUCRX
Class Y	MUCYX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

VictoryFunds.com
800-539-FUND
(800-539-3863)

Victory Funds

Fund Summary

    Investment Objective

    Fund Fees and Expenses

    Principal Investment Strategy

    Principal Risks

    Investment Performance

    Management of the Fund

    Purchase and Sale of Fund Shares

    Tax Information

    Payments to Broker-Dealers and Other Financial Intermediaries

Additional Fund Information

    Investments

    Risk Factors

Organization and Management of the Fund

Investing with Victory

    Share Price

    Choosing a Share Class

    Information About Fees

    How to Buy Shares

    How to Exchange Shares

    How to Sell Shares

Distributions and Taxes

Important Fund Policies

Other Service Providers

Financial Highlights

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

INCORE Total Return Bond Fund Summary

Investment Objective

The Fund seeks to provide a high level of current income. Its secondary objective is capital appreciation.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your Investment Professional, in Investing with Victory on page 16 and in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries of the Fund's Prospectus. You may also find information about these discounts in Additional Purchase, Exchange and Redemption Information on page 44 of the Fund's Statement of Additional Information ("SAI").

Shareholder Fees (paid directly from your investment)	Class A	Class C	Class R6	Class Y
Maximum Sales Charge Imposed on Purchases (load) (as a percentage of offering price)	2.00%	NONE	NONE	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE[1]	1.00%[2]	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%	0.40%	0.40%	0.40%
Distribution (12b-1) Fees	0.25%	1.00%	0.00%	0.00%
Other Expenses	0.42%	0.21%	0.51%	0.22%
Total Annual Fund Operating Expenses	1.07%	1.61%	0.91%	0.62%
Fee Waiver/Expense Reimbursement[3]	(0.22)%	(0.01)%	(0.33)%	(0.02)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement[3]	0.85%	1.60%	0.58%	0.60%

1  A contingent deferred sales charge of 0.75% may be imposed on Class A shares purchased as part of an investment of $1,000,000 or more that were not subject to an initial sales charge and that are redeemed within 12 months of purchase. See Choosing a Share Class in the Prospectus.

2  Applies to shares sold within 12 months of purchase.

3  Victory Capital Management Inc., the Fund's investment adviser, ("Adviser") has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses of Class A, C, R6 and Y shares of the Fund (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 0.85%, 1.60%, 0.58% and 0.60%, respectively, until at least October 31, 2018. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) recoupment. This agreement may only be terminated by the Fund’s Board of Trustees.

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The amounts shown reflect the fee waiver/expense reimbursement in place through the expiration date. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$285	$512	$757	$1,460
Class C (If you sell your shares at the end of the period.)	$263	$507	$875	$1,910
Class R6	$59	$257	$472	$1,089
Class Y	$61	$197	$344	$772

The following example makes the same assumptions as the example above, except that it assumes you do not sell your Class C shares at the end of the period.

	1 Year	3 Years	5 Years	10 Years
Class C	$163	$507	$875	$1,910

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover will generally indicate higher transaction costs, resulting in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 210% of the average value of its portfolio (57% excluding mortgage dollar roll transactions, which are rolled forward for an additional term upon expiration and are subject to special tax treatment).

Principal Investment Strategy

The Adviser pursues the Fund's investment objectives by investing, under normal circumstances, at least 80% of the Fund's net assets in a broad range of bonds.

The Adviser uses bond market sector allocation, yield curve positioning, and comprehensive credit analysis to select securities for the Fund. Under normal market conditions, the average duration of the Fund's portfolio is expected to be between 3 and 7 years.

Bonds, also known as fixed income securities, in which the Fund may invest include without limitation: U.S. government securities, including securities issued by agencies or instrumentalities of the U.S. government; long- and short-term corporate debt obligations; mortgage-backed securities, including collateralized mortgage obligations (CMOs) and commercial mortgage-backed securities (CMBS); asset-backed securities, including collateralized debt obligations (CDOs); convertible bonds and notes; and U.S. dollar-denominated obligations of foreign governments, corporations and banks (i.e., Yankee Bonds).

The bonds in which the Fund will invest will generally be rated investment grade or better (Baa3 and above by Moody's Investors Service, Inc. or BBB- and above by Standard & Poor's), or if unrated, of comparable quality. However, the Fund may invest up to 20% of its total assets in debt securities that are rated below investment grade or in comparable unrated securities. Lower quality or below-investment-grade debt securities are sometimes referred to as "high yield" securities or "junk bonds."

The Fund may purchase or sell securities on a when-issued, to-be-announced (TBA), delayed delivery or forward commitment basis and may engage in short-term trading of portfolio securities. There is no limitation on the maturity of any specific security the Fund may purchase, and the Fund may sell any security before it matures. The Fund may also utilize dollar roll transactions to obtain market exposure to certain types of securities, particularly mortgage-backed securities. The Fund may invest in loans of any maturity and credit quality.

The Fund may enter into exchange-traded or over-the-counter derivatives transactions of any kind, such as futures contracts (both long and short positions) and options on futures and swap contracts, including, for example, interest rate swaps and credit default swaps. The Fund also may enter into exchange-traded or over-the-counter foreign currency exchange transactions, including currency futures, forward, and options transactions. The Fund may enter into any of these transactions for a variety of purposes, including, but not limited to, hedging various risks such as credit risk, interest rate risk, currency risk, and liquidity risk; taking a net long or short position in certain investments or markets; providing liquidity in the Fund; equitizing cash; minimizing transaction costs; generating income; adjusting the Fund's sensitivity to interest rate risk, currency risk, or other risk; replicating certain direct investments; and asset and sector allocation.

The Fund may invest in investment companies, including exchange-traded funds (ETFs), for cash management purposes or to seek exposure to a particular asset class.

Although the Fund will primarily be invested in domestic securities, up to 20% of the Fund's assets may be invested in foreign securities, which may be denominated in foreign currencies.

The Adviser regularly reviews the Fund’s investments and may sell investments when it believes they are no longer attractive due to valuation, changes in the fundamental outlook of the company or other investments are considered more attractive.

Principal Risks

The Fund's investments are subject to the following principal risks:

  Credit Derivatives Risk. The use by the Fund of credit default swaps may have the effect of creating a short position in a security. These investments can create investment leverage and may create additional investment risks that may subject the Fund to greater volatility than investments in more traditional securities.
  Currency Risk. The value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. The Fund, may, but will not necessarily, engage in forward foreign-currency exchange transactions to attempt to protect against changes in currency exchange rates.
  Debt Securities Risk. The value of a debt security or other income-producing security changes in response to various factors, including, by way of example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations.
  Derivatives Risk. Derivative instruments, including futures and credit default swap contracts, may not perfectly replicate direct investment in the security. Derivatives also entail exposure to counterparty credit risk, the risk of mispricing or improper valuation, and the risk that small price movements can result in substantial gains or losses.
  Foreign Securities Risk. Foreign securities are subject to political, regulatory, and economic risks not present in domestic investments. In addition, when the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund.
  High-Yield/Junk Bond Risk. Lower-quality debt securities can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.
  Investment Company Risk. Other investment companies in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. An investment company may not achieve its investment objective.
  Liquidity Risk. Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. Adverse market or economic conditions may adversely affect the liquidity of the Fund's investments and may lead to increased redemptions. In addition, the Fund, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.
  Loan Risk. Investments in loans are generally subject to the same risks as investments in other types of debt securities, including, in many cases, investments in high-yield/junk bonds. There may be limited public information available regarding the loan. They may be difficult to value and may be illiquid. The receipt of principal and interest on some loans may be subject to the credit risk of a financial institution that issues or administers the loan. Transactions in loans often settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale. In certain circumstances, the Fund may not have the same protections available to investors under the federal securities laws.
  Management Risk. The Adviser may not execute the Fund's principal investment strategy effectively.
  Mortgage- and Asset-Backed Securities Risk. During periods of falling interest rates, mortgage- and asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of mortgage- and asset-backed securities may extend, which may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults.
  Mortgage Dollar Rolls Risk. The market price of the mortgage-backed securities in a mortgage dollar roll transaction may drop below their future purchase price. In addition, investment in mortgage dollar rolls may significantly increase the Fund’s portfolio turnover rate. To the extent the Fund buys and sells securities actively, it could have higher expenses (which reduces returns to shareholders) and higher taxable distributions.
  Portfolio Turnover Risk. Frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income.
  When-Issued, TBA and Delayed Delivery. The market value of a security issued on a when-issued, to-be-announced or delayed-delivery basis may change before the delivery date, which may adversely impact the Fund’s net asset value ("NAV"). There is also the risk that a party fails to deliver the security on time or at all.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A, C, R6 and Y shares of the Fund, including applicable maximum sales charges, compare to those of a broad measure of market performance. Performance data for the classes varies based on differences in their fee and expense structures. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at VictoryFunds.com.

Performance of Class A, C and Y shares reflects the performance prior to October 31, 2014 of, respectively, the Class A, C and Y shares of the Munder Bond Fund, a series of Munder Series Trust (the predecessor to the Fund that was managed by Munder Capital Management ("MST Munder Bond Fund")). The Fund's performance has not been restated to reflect any differences in the expenses of the Munder Bond Fund. The Munder Bond Fund commenced operations, and the Class Y shares were first offered on December 1, 1991. Class A shares were first offered on December 9, 1992 and Class C shares were first offered on March 25, 1996. Class R6 shares were first offered on March 4, 2015.

Calendar Year Returns for Class Y Shares

(The annual return in the bar chart is for the Fund's least expensive class of shares, Class Y shares. Due to differing charges and expenses, the performance of classes not shown in the bar chart will differ.)

The year-to-date total return of the Fund's Class Y shares as of September 30, 2017 was 3.74%.

Highest Quarter	6.22% (quarter ended September 30, 2009)
Lowest Quarter	-2.55% (quarter ended December 31, 2016)

Average Annual Total Returns (For the Periods Ended December 31, 2016)	1 Year	5 Years (or Life of Class)	10 Years
CLASS Y Before Taxes	3.66%	2.94%	4.29%
CLASS Y After Taxes on Distributions	2.01%	1.46%	2.69%
CLASS Y After Taxes on Distributions and Sale of Fund Shares	2.07%	1.61%	2.67%
CLASS A Before Taxes	1.33%	2.25%	3.82%
CLASS C Before Taxes	1.62%	1.92%	3.26%
CLASS R6 Before Taxes	3.68%	0.49%[1]	N/A
INDEX
Bloomberg Barclays U.S. Aggregate Bond Index Index returns reflect no deduction for fees, expenses or taxes.	2.65%	2.23%	4.34%

1  Inception date of Class R6 is March 4, 2015.

After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one share class. The after-tax returns for other classes will vary.

Management of the Fund

Investment Adviser

Victory Capital Management Inc. ("Adviser") serves as the Fund's investment adviser. The portfolio managers primarily responsible for day-to-day management of the Fund are members of the Adviser's INCORE Capital Management ("INCORE") investment team (referred to as an investment franchise).

Portfolio Managers

Edward D. Goard is a Managing Director and a Chief Investment Officer of INCORE and has been a Portfolio Manager of the Fund (including its predecessor fund) since 2012.

Richard A. Consul is a Senior Portfolio Manager of INCORE and has been a Portfolio Manager of the Fund (including its predecessor fund) since 2012.

S. Brad Fush is a Director — Fixed Income Credit Research of INCORE and has been a Portfolio Manager of the Fund (including its predecessor fund) since 2012.

James R. Kelts is a Senior Portfolio Manager of INCORE and has been a Portfolio Manager of the Fund (including its predecessor fund) since 2012.

Gregory D. Oviatt is a Senior Portfolio Manager of INCORE and has been a Portfolio Manager of the Fund (including its predecessor fund) since 2012.

Purchase and Sale of Fund Shares
Investment Minimums	Class A	Class C	Class R6	Class Y
Minimum Initial Investment	$2,500	$2,500	NONE	$1,000,000
Minimum Subsequent Investments	$50	$50	NONE	NONE

For Class A and Class C Shares a $1000 minimum purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, and automatic investment plans.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value ("NAV") after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.

Tax Information

The Fund's distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services for investments in all classes except Class R6. These payments may create a conflict of interest by influencing the financial intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Additional Fund Information

Victory Capital Management Inc., which we refer to as the "Adviser" throughout the Prospectus, manages the Fund.

The INCORE Total Return Bond Fund (the "Fund") is managed by the Adviser, who also manages other funds, each having distinct investment management objectives, strategies, risks, and policies. Together, these funds are referred to in this Prospectus as the "Victory Funds" or, more simply, the "Funds."

The following section describes additional information about the principal investment strategy the Fund will use under normal market conditions to pursue its investment objective, as well as any secondary strategies the Fund may use, and the related risks. This Prospectus does not attempt to describe all of the various investment techniques and types of investments that the Adviser may use in managing the Fund. The SAI includes more information about the Fund, its investments, and the related risks. Keep in mind that for cash management purposes, the Fund may hold all or a portion of its assets in cash, short-term money market instruments or shares of other investment companies. This may reduce the benefit from any upswing in the market and may cause the Fund to fail to meet its investment objective.

The Fund will not change its policy of investing at least 80% of its net assets in bonds unless it notifies shareholders at least 60 days in advance. For purposes of the Fund's investment strategy, "net assets" includes any borrowings for investment purposes.

If you would like to receive additional copies of any materials, please call the Victory Funds at 800-539-FUND (800-539-3863) or please visit VictoryFunds.com.

Investments

The following describes the types of securities the Fund may purchase under normal market conditions to achieve its principal investment strategy. The Fund will not necessarily buy all of the securities listed below.

U.S. Government Securities1

Notes and bonds issued or guaranteed by the U.S. government, its agencies or instrumentalities. Some are direct obligations of the U.S. Treasury; others are obligations only of the U.S. agency or instrumentality. There is no guarantee that the U.S. government will provide support to U.S. agencies or instrumentalities if they are unable to meet their obligations.

U.S. Government Instrumentalities1

Securities issued by U.S. government instrumentalities such as: the Student Loan Marketing Association ("SLMA" or Sallie Mae), The Federal Farm Credit Bank ("FFCB"), and Federal Home Loan Banks. Certain instrumentalities are "wholly-owned Government corporations," such as the Tennessee Valley Authority ("TVA").

Corporate Debt Obligations

Debt instruments issued by corporations. They may be secured or unsecured.

Convertible or Exchangeable Corporate Debt Obligations

Debt instruments that may be exchanged or converted to other securities.

Loans

Debt obligations of companies or other entities that are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the loan. A loan may be acquired directly in a transaction arranged through an agent or by assignment from another holder of the loan.

Mortgage-Backed Securities

Instruments secured by a mortgage or pools of mortgages.

Mortgage Dollar Rolls

Repurchase transactions in which the Fund may agree to sell a mortgage-backed security for settlement on one date and buy back the same security for settlement on a later date at a lower price.

When-Issued, To-Be-Announced ("TBA") and Delayed-Delivery Securities

Securities that are purchased or sold for delivery at a later time. In a TBA transaction, a seller generally agrees to deliver a mortgage-backed security meeting certain criteria at a future date.

Zero Coupon Bonds

Debt instruments that are purchased at a discount from face value. The bond's face value is received at maturity, with no interest payments before then.

International Bonds

Debt instruments issued by non-domestic issuers, including those traded in U.S. dollars such as Yankee Bonds and Eurodollar Bonds.

Asset Backed Securities

Debt securities backed by loans or accounts receivable originated by banks, credit card companies, student loan issuers, or other providers of credit. These securities may be enhanced by a bank letter of credit or by insurance coverage provided by a third party.

Derivatives

Derivative instruments are financial contracts whose value is based on an underlying security or asset, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including credit default swap contracts, swaps, futures contracts (both short and long positions), options on futures contracts, options, and forward currency exchange contracts. An Underlying Fund may use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another), for cash management (attempting to remain fully invested while maintaining liquidity), for managing certain risks (such as yield curve exposure, interest rate risk or credit risk), to generate income, to gain exposure to an investment in a manner other than investing in the asset directly or for any other permissible purpose. Hedging may relate to a specific investment, a group of investments, or an Underlying Fund's portfolio as a whole. Currently, some swaps may be negotiated bilaterally and others may be subject to mandatory clearing and exchange trading requirements. These requirements may decrease counterparty exposure and increase liquidity, but will not make swap transactions risk free.

Investment Companies

The Fund may invest in securities of other investment companies, including ETFs, if those companies invest in securities consistent with the Fund's investment objective and policies. ETFs are investment companies the shares of which are bought and sold on a securities exchange.

1  Obligations of entities such as the GNMA are backed by the full faith and credit of the U.S. Treasury. Others, such as the FNMA, SLMA, FHLB, FHLMC, FMAC and TVA are supported by the right of the issuer to borrow from the U.S. Treasury. FFCB is supported only by the credit of the federal instrumentality. See the SAI for more information about investments in obligations of U.S. government instrumentalities and wholly-owned government corporations.

The Adviser may use other types of investment strategies in pursuing the Fund's overall investment objective. The following describes the types of securities that the Adviser may purchase or investment techniques the Adviser may employ that are not considered to be a part of the Fund's principal investment strategies. Additional securities and techniques are described in the Fund's SAI.

Securities Lending

To enhance the return on its portfolio, the Fund may lend portfolio securities to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board. Each loan will be secured continuously by collateral in the form of cash, high quality money market instruments or securities issued by the U.S. government or its agencies or instrumentalities.

Risk Factors

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

The following describes the principal risks that you may assume as an investor in the Fund.

General risks
  Market risk is the risk that the market value of a security may decline in response to developments affecting individual companies and/or general economic conditions. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.
  Manager risk is the risk that the Fund's portfolio manager may implement its investment strategy in a way that does not produce the intended result.

Debt security risks
  Interest rate risk is the risk that the value of a security will decline if interest rates rise. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the market values of securities with longer maturities are more sensitive to changes in interest rates. In addition, during periods of increased market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates. Interest rates may rise or the rate of inflation may increase, impacting the value of investments in fixed income securities. A debt issuer’s credit quality may be downgraded or an issuer may default. Interest rates may fluctuate due to changes in governmental fiscal policy initiatives and resulting market reaction to those initiatives.
  Inflation risk is the risk that inflation will erode the purchasing power of the cash flows generated by debt securities held by the Fund. Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities or equity securities that have a record of dividend growth.
  Reinvestment risk is the risk that when interest rates are declining, the interest income and prepayments on a security the Fund receives will have to be reinvested at lower interest rates. Generally, interest rate risk and reinvestment risk tend to have offsetting effects, though not necessarily of the same magnitude.
  Credit (or default) risk is the risk that the issuer of a debt security will be unable to make timely payments of interest or principal. Credit risk is measured by nationally recognized statistical rating organizations ("NRSROs") such as Standard & Poor's ("S&P"), Fitch, Inc., and Moody's Investor Service ("Moody's").
  Liquidity risk is the risk that a lack of a ready market or restrictions on resale may limit the Fund’s ability to sell a security at an advantageous time or price. Adverse market or economic conditions, including rising interest rates, may adversely affect the liquidity of the Fund’s investments and may lead to increased redemptions. In addition, the Fund, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Illiquid securities and relatively less liquid securities may also be difficult to value. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity.

Mortgage-related risks
  Prepayment risk is the risk that, because prepayments generally occur when interest rates are falling, the Fund may have to reinvest the proceeds from prepayments at lower interest rates. Interest rate levels and other factors may affect the frequency of mortgage prepayments, which in turn can affect the average life of a pool of mortgage-related securities. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool of mortgage-related securities.
  Extension risk is the risk that the rate of anticipated prepayments of principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the effective average maturity of a security may be extended past what the Fund's portfolio manager anticipated that it would be. The market value of securities with longer maturities tends to be more volatile.

Mortgage dollar roll risk
  A dollar roll involves potential risks of loss that are different from those related to the securities underlying the transactions. The use of dollar rolls can increase the volatility of the Fund's share price, and it may adversely impact on performance unless the Adviser correctly predicts mortgage prepayments and interest rates. Since the counterparty in the transaction is required to deliver a similar, but not identical, security to the Fund, the security that the Fund is required to buy under the dollar roll may be worth less than an identical security. There is no assurance that the Fund's use of cash that it receives from a dollar roll will provide a return that exceeds borrowing costs. In addition, investment in mortgage dollar rolls may significantly increase the Fund's portfolio turnover rate, which can increase the Fund's expenses and decrease returns.

When-issued, TBA and delayed-delivery securities risk
  The market value of the security issued on a when-issued, TBA or delayed-delivery basis may change before the delivery date, which may adversely impact the Fund's NAV. There is also the risk that a party fails to deliver the security on time or at all.

Below-investment-grade securities risk
  Below-investment-grade securities ("junk bonds") are subject to certain risks in addition to those risks associated with higher-rated securities. Below-investment-grade securities may be more susceptible to real or perceived adverse economic conditions, which may cause them to be downgraded or default, less liquid, and more difficult to evaluate than investment-grade securities. See Appendix B in the back of the prospectus.

Active trading risk
  To the extent the Fund buys and sells securities actively, it could have higher expenses (which reduces returns to shareholders) and higher taxable distributions. While it is not an investment strategy to actively trade the Fund's portfolio, the Adviser may from time to time do so, generating portfolio turnover rates in excess of 100%.

Foreign investments risk
  Foreign securities, including ADRs and GDRs, tend to be more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates. In addition, during periods of social, political or economic instability in a country or region, the value of a foreign security could be affected by, among other things, increasing price volatility, illiquidity or the closure of the primary market on which the security is traded. In addition to foreign securities, the Fund may be exposed to foreign markets as a result of the Fund's investments in U.S. companies that have international exposure.

Derivatives risks
  The use of derivative instruments, such as futures contracts and credit default swaps, exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices, asset values, and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, assets, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

Investment company risk
  The Fund's ability to achieve its investment objective may be directly related to the ability of other investment companies (including ETFs) held by the Fund to meet their investment objectives. In addition, shareholders of the Fund will indirectly bear the fees and expenses of the underlying investment companies. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.

Loan risk
  Investments in loans are generally subject to the same risks as investments in other types of debt securities, including, in many cases, investments in high-yield/junk bonds. There may be limited public information available regarding the loan. They may be difficult to value and may be illiquid. If the Fund holds a loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. It is possible that any collateral securing a loan may be insufficient or unavailable to the Fund, and that the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws. Transactions in loans often settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale. In certain circumstances, bank loans may not be deemed to be securities. As a result, the Fund may not have the same protections as securities under the provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

The Adviser may use several types of investment strategies in pursuing the Fund's overall investment objective. The following risks are those that the Adviser does not consider to be principal risks of the Fund. Additional risks are included in the Fund's SAI.

Securities lending risk
  The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (1) the inability of the borrower to return the securities, (2) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (3) a delay in recovery of the securities, or (4) the loss of rights in the collateral should the borrower fail financially. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral. In determining whether to lend securities, the Adviser or the Fund's securities lending agent will consider relevant facts and circumstances, including the creditworthiness of the borrower.

An investment in the Fund is not a complete investment program.

Organization and Management of the Fund

The Trust's Board of Trustees has the overall responsibility for overseeing the management of the Fund.

The Investment Adviser

The Trust has an Advisory Agreement with the Adviser. The Adviser is a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser oversees the operations of the Fund according to investment policies and procedures adopted by the Board of Trustees. As of September 30, 2017, the Adviser and its affiliates managed or advised assets totaling in excess of $58.9 billion for individual and institutional clients. The Adviser's address is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144.

The Adviser is a multi-boutique asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. INCORE Capital Management ("INCORE") is the investment franchise responsible for management of the Fund.

For its fiscal year ended June 30, 2017, the Fund paid advisory fees, before waivers, at an annual rate of 0.40% of the average daily net assets of the Fund.

See "Fund Fees and Expenses" for information about any contractual agreement agreed to by the Adviser to waive fees and/or reimburse expenses with respect the the Fund. From time to time, the Adviser also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to the Fund.

A discussion of the Board's most recent considerations in approving the Advisory Agreement is available in the Fund's semi-annual report for the period ended December 31, 2016.

Portfolio Management

Richard A. Consul, S. Brad Fush, Edward D. Goard, James R. Kelts and Gregory D. Oviatt are Co-Portfolio Managers of the Fund. Each team member has a vote on investment decisions for the Fund and Mr. Goard has tie-breaking and veto authority.

Mr. Goard is a Managing Director and a Chief Investment Officer of INCORE and has been with the Adviser since 2014. From 2007-2014, Mr. Goard was an investment professional with Munder Capital Management, where he was a member of the portfolio management team of the Fund's predecessor fund since 2009. Mr. Goard is a CFA charterholder.

Mr. Consul is a Senior Portfolio Manager of INCORE and has been with the Adviser since 2014. From 2010-2014, Mr. Consul was an investment professional with Munder Capital Management, where he was a member of the portfolio management team of the Fund's predecessor fund since 2012. Prior to that, Mr. Consul was a foreign exchange currency trader and a futures/options trader specializing in crude oil for a commodities hedge fund portfolio. Mr. Consul is a CFA charterholder.

Mr. Fush is a Director — Fixed Income Credit Research of INCORE and has been with the Adviser since 2014. From 2000-2014, Mr. Fush was an investment professional with Munder Capital Management, where he was a member of the portfolio management team of the Fund's predecessor fund since 2012. Mr. Fush is a CFA charterholder.

Mr. Kelts is a Senior Portfolio Manager of INCORE and has been with the Adviser since 2014. From 2003-2014, Mr. Kelts was an investment professional with Munder Capital Management, where he was a member of the portfolio management team of the Fund's predecessor fund since 2012. Mr. Kelts is a CFA charterholder.

Mr. Oviatt is a Senior Portfolio Manager of INCORE and has been with the Adviser since 2014. From 2000-2014, Mr. Oviatt was an investment professional with Munder Capital Management, where he was a member of the portfolio management team of the Fund's predecessor fund since 2012. Mr. Oviatt is a CFA charterholder.

The Fund's SAI provides additional information about the portfolio managers' method of compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

Investing with Victory

All you need to do to get started is to fill out an application.

If you are looking for a convenient way to open an account or to add money to an existing account, we can help. The sections that follow will serve as a guide to your investments with Victory. Choosing a Share Class will help you decide whether it would be more to your advantage to buy Class A, C, R6 or Y shares of the Fund. Class R6 and Y shares are available for purchase only by eligible shareholders. The following sections describe how to open an account, how to access information about your account, and how to buy, exchange, and sell shares of the Fund. Note, this information will vary if you invest through a third party Investment Professional such as a brokerage firm and will be dependent on that firm's policies and practices. Consult your Investment Professional for specific details.

We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

Share Price

The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the value of your investment.

The Fund calculates its share price, called its net asset value ("NAV"), each business day as of the close of regular trading on the New York Stock Exchange, Inc. ("NYSE"), which is normally 4:00 p.m. Eastern Time. In the event of an emergency or other disruption in trading on the NYSE, the Fund's share price will be determined based upon the close of the NYSE. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is next calculated after you place your order. A business day is a day on which the NYSE is open.

A Fund that invests primarily in fixed income securities reserves the right to close if the primary trading markets of the Fund’s portfolio instruments are closed and the Fund’s management believes that there is not an adequate market to meet purchase, redemption or exchange requests. In addition, if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that government securities dealers close before the close of regular trading on the NYSE (the “Alternative Closing Time”), the Fund reserves the right to refuse any purchase or redemption order received after the Alternative Closing Time. If the Fund closes at the Alternative Closing Time, its NAV will be calculated as of the Alternative Closing Time. You may not be able to buy or sell shares on Columbus Day and Veterans Day, holidays when the Federal Reserve system is closed, but the NYSE and other financial markets are open. The Funds price their investments based on market value when market quotations are readily available. When these quotations are not readily available, a Fund will price its investments at fair value according to procedures approved by the Board of Trustees. A Fund will fair value a security when:

  Trading in the security has been halted;
  The market quotation for the security is clearly erroneous due to a clerical error;
  The security's liquidity decreases such that, in the Adviser's opinion, the market quotation has become stale; or
  An event occurs after the close of the trading market (but before the Fund's NAV is calculated) that, in the Adviser's opinion, materially affects the value of the security.

To the extent the Fund's investments include securities that are primarily traded in foreign markets, the value of those securities may change on days when shareholders are unable to purchase and redeem the Fund's shares, such as on weekends or other days when the Fund does not price its shares.

The use of fair value pricing may minimize arbitrage opportunities that attempt to exploit the differences between a security's market quotation and its fair value. The use of fair value pricing may not, however, always reflect a security's actual market value in light of subsequent relevant information, and the security's opening price on the next trading day may be different from the fair value price assigned to the security.

Each class of shares of the Fund calculates its NAV by adding up the total value of the investments and other assets of that class, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the class.

You may be able to find the Fund's NAV each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a fund reaches a specific number of shareholders or level of assets. You may also find the Fund's NAV by calling 800-539-3863 or by visiting the Fund's website at VictoryFunds.com.

Choosing a Share Class

CLASS A

  Front-end sales charge, as described in this section. There are several ways to reduce or eliminate this charge as discussed under Sales Charge Reductions and Waivers for Class A Shares.
  A contingent deferred sales charge (CDSC) may be imposed if you sell your shares within twelve months of their purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A and Class C Shares.
  Class A shares also pay ongoing distribution and/or service (12b-1) fees.
  Lower annual expenses than Class C shares.

CLASS C

  No front-end sales charge. All your money goes to work for you right away.
  A CDSC may be imposed if you sell your shares within twelve months of their purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A and Class C Shares.
  Class C shares also pay ongoing distribution and/or service (12b-1) fees.
  Higher annual expenses than all other classes of shares.

CLASS R6

  No front-end sales charge or CDSC. All your money goes to work for you right away.
  Class R6 shares do not pay any ongoing distribution and/or service (12b-1) fees.
  Class R6 shares are only available to certain investors.
  Lower annual expenses than all other classes of shares.

CLASS Y

  No front-end sales charge or CDSC. All your money goes to work for you right away.
  Class Y shares do not pay any ongoing distribution and/or service (12b-1) fees.
  Class Y shares are only available to certain investors.
  Lower annual expenses than all other classes of shares except Class R6 shares.

Share Classes

An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information. Your Investment Professional also can help you decide which share class is best for you. Investment Professionals and other intermediaries may charge fees for their services.

The Fund offers Class A, C, R6 and Y shares. Each share class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you and your Investment Professional to choose the class that best suits your investment needs. When you purchase shares of the Fund, you must choose a share class.

Deciding which share class best suits your situation depends on a number of factors that you should discuss with your Investment Professional, including: how long you expect to hold your investment, how much you intend to invest, and the total expenses associated with each share class.

The Fund currently offers only the classes of shares described in this Prospectus. At some future date, the Fund may offer additional classes of shares.

Also, not all Victory Funds offer all classes of shares, and some classes of shares are available for purchase only by eligible shareholders.

The Fund reserves the right, without notice, to change the eligibility criteria for purchasing a particular share class. For example, a class of shares may be available to purchase only by retirement plans or by institutional investors. The Fund may also waive any applicable eligibility criteria or investment minimums at its discretion.

The Fund or any class may be terminated at any time for failure to achieve an economical level of assets or for other reasons.

Calculation of Sales Charges for Class A Shares

For historical expense information, see the "Financial Highlights" at the end of this Prospectus.

Class A shares are sold at their public offering price, which is the NAV plus any applicable initial sales charge, also referred to as the "front-end sales load." The sales charge may be reduced or eliminated for larger purchases, as detailed below or as described under Sales Charge Reductions and Waivers for Class A Shares. The investment levels required to obtain a reduced sales charge are commonly referred to as "breakpoints."

All Class A purchases are subject to the terms described herein except for those purchases made through an intermediary specified in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.

In order to obtain a breakpoint discount, you must inform your Investment Professional at the time you purchase shares of the existence of the other Victory accounts or purchases of Victory Funds that are eligible to be linked for the purpose of calculating the initial sales charge. The Fund or your Investment Professional may ask you for records or other information about other Victory Funds held in your Victory accounts and linked accounts, including accounts opened with a different Investment Professional.

The current sales charge rates for Class A shares are listed below:

Your Investment in the Fund	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment
Up to $49,999	2.00%	2.04%
$50,000 up to $99,999	1.75%	1.78%
$100,000 up to $249,999	1.50%	1.52%
$250,000 up to $499,999	1.25%	1.27%
$500,000 up to $999,999	1.00%	1.01%
$1,000,000 and above[1]	0.00%	0.00%

1  A contingent deferred sales charge (CDSC) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed within twelve months of purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions. You may be eligible for a reduction or waiver of this CDSC under certain circumstances. See CDSC Reductions for Class A and Class C Shares and Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries for details.

Sales Charge Reductions and Waivers for Class A Shares

There are several ways you can combine multiple purchases of Class A shares of the Victory Funds to take advantage of reduced sales charges and, in some cases, eliminate sales charges.

In order to obtain a Class A sales charge reduction or waiver, you must provide your Investment Professional, financial intermediary or the Fund's transfer agent, at the time of purchase, with current information regarding shares of any Victory Funds held in other accounts. Such information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate that a sales charge was paid regarding shares of the Victory Funds held in: (i) all accounts (e.g., retirement accounts) with the Victory Funds and your Investment Professional; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse or domestic partner and children under 21).

The availability of a sales charge reduction or waiver discussed below will depend upon whether you purchase your shares directly from the Fund or through a financial intermediary. In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. Different intermediaries may impose different sales loads. These variations are described in Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. Except as described with respect to the intermediaries specified in Appendix A, all Class A shares are subject to the terms stated herein. In order to obtain waivers and discounts that are not available through your intermediary, you will have to purchase Fund shares directly from the Fund or through another intermediary.

You can find additional information regarding sales charges and their reductions, free of charge, at vcm.com/policies, by clicking on Victory Funds Pricing Policies.

You may reduce or eliminate the sales charge in the following cases:

  Your purchase is sufficient to reach a breakpoint (see Calculation of Sales Charges for Class A Shares above);
  If you anticipate purchasing $50,000 or more of shares of the Fund, or in combination with Class A shares of other Victory Funds (excluding those Funds that do not impose a sales charge), within a 13-month period, you may obtain the shares at the same reduced sales charge as though the total quantity were invested in one lump sum. In order to qualify for the reduced sales charge, you must submit a non-binding Letter of Intent (the "Letter") within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. You must start with a minimum initial investment of at least 5.00% of the total amount you intend to purchase. A portion of the shares purchased under the Letter will be held in escrow until the total investment has been completed. In the event you do not complete your commitment set forth in the Letter in the time period specified, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges;
  Rights of Accumulation allow you to add the value of any Class A shares of the Fund that you already own (excluding shares sold without a sales charge) to the amount of your next Class A investment to determine if your additional investment will qualify for a reduced sales charge. The value of the Class A shares you already own will be calculated by using the greater of the current value or the original investment amount. You may be eligible for reduced sales charges on future purchases of Class A shares of the Fund after you have reached a new breakpoint. To determine your reduced sales charge, you can add the value of your Class A shares (or those held by your spouse (including life partner) and your children under age 21), determined at the previous day’s NAV, to the amount of your new purchase, valued at the current offering price. To ensure that the reduced price will be received pursuant to the Fund’s Rights of Accumulation, you or your Investment Professional must inform the Fund’s transfer agent that the Rights apply each time shares are purchased and provide the transfer agent with sufficient information to permit confirmation of qualification;
  The Combination Privilege allows you to combine the value of Class A shares you own in accounts of multiple Victory Funds (excluding shares sold without a sales charge) and in accounts of household members of your immediate family (spouse or domestic partner and children under 21) to achieve a reduced sales charge on your added investment;
  The Reinstatement Privilege permits an investor, within 90 days of a redemption of Class A shares of the Fund, to reinvest all or part of the redemption proceeds in Class A shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. No service charge is currently imposed on reinvestment in Class A shares of the Fund within 90 days of a redemption of Class A shares;
  The Victory Funds will completely waive the sales charge for Class A shares in the following cases:
    Purchases of $1,000,000 or more;
    Purchases by:
      current and retired Victory Fund trustees or officers;
      directors, trustees, employees, and family members of employees of the Adviser or "Affiliated Providers;"1 and registered broker-dealers, financial intermediaries or their agents or affiliates who have agreements with Victory Capital Advisers, Inc., (the "Distributor"), if the shares are purchased for their own account, purchased for retirement plans of their employees or sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;
    Purchases for trust or other advisory accounts established with a financial institution and fee-based investment products or accounts;
    Reinvestment of proceeds from a liquidation distribution of Class A shares of a Victory Fund held in a deferred compensation plan, agency, trust, or custody account;
    Purchases by retirement plans, including Section 401 and 457 plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans. Investors nonetheless may be charged a fee if they effect transactions in Class A shares through a broker or agent;
    Purchases by participants in no transaction fee programs offered by certain broker-dealers (sometimes referred to as "supermarkets");
    Purchases by financial intermediaries who have entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers;
    Investors that have an investment account with the Adviser;
    Purchases by CMS Energy employees participating in a Victory prototype Roth IRA plan by way of payroll deduction from CMS Energy; and
    Individuals who reinvest the proceeds of redemptions from Class I or Class Y shares of a Victory Fund within 60 days of redemption.

1  Affiliated Providers are affiliates and subsidiaries of the Adviser and any organization that provides services to the Trust.

You should inform the Fund or your Investment Professional at the time of purchase of the sales charge waiver category which you believe applies.

CDSC for Class A Shares

A contingent deferred sales charge (CDSC) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed within twelve months of purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions.

More information is available in CDSC Reductions and Waivers for Class A and Class C Shares and Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. All Class A purchases are subject to the terms described herein except for those purchases made through the intermediaries specified in Appendix A.

CDSC for Class C Shares

You will pay a 1.00% CDSC on any Class C shares you sell within twelve months of purchase. The CDSC is based on the current value of the shares being sold or their NAV when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. There is no CDSC imposed when you exchange your shares for Class C shares of another Victory Fund; however, your exchange is subject to the same CDSC schedule that applied to your original purchase.

An investor may, within 90 days of a redemption of Class C shares, reinvest all or part of the redemption proceeds in the Class C shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. Class C share proceeds reinvested do not result in a refund of any CDSC paid by the shareholder, but the reinvested shares will be treated as CDSC exempt upon reinvestment. The shareholder must ask the Distributor for such privilege at the time of reinvestment.

To keep your CDSC as low as possible, each time you sell shares we will first sell shares in your account that are not subject to a CDSC. If there are not enough of these to meet your sale, we will sell the shares in the order they were purchased.

More information is available in CDSC Reductions and Waivers for Class A and Class C Shares and Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.

CDSC Reductions and Waivers for Class A and Class C Shares

No CDSC is imposed on redemptions of Class A and Class C shares in the following circumstances:

  To the extent that the shares redeemed:
    are no longer subject to the holding period for such shares;
    resulted from reinvestment of distributions; or
    were exchanged for shares of another Victory Fund as allowed by the Prospectus, provided that the shares acquired in such exchange or subsequent exchanges will continue to remain subject to the CDSC, if applicable, calculated from the original date of purchase until the applicable holding period expires. In determining whether the CDSC applies to each redemption, shares not subject to a CDSC are redeemed first;
  Following the death or post-purchase disability of:
    a registered shareholder on an account; or
    a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;
  Distributions from individual retirement accounts, Section 403(b), Section 457 and Section 401 qualified plans, where redemptions result from:
    required minimum distributions with respect to that portion of such contributions that does not exceed 12% annually;
    tax free returns of excess contributions or returns of excess deferral amounts;
    distributions on the death or disability of the account holder;
    distributions for the purpose of a loan or hardship withdrawal from a participant plan balance; or
    distributions as a result of separation of service;
  Distributions as a result of a Qualified Domestic Relations Order or Domestic Relations Order required by a court settlement;
  In instances where the investor’s dealer or institution waived its commission in connection with the purchase and notifies the Distributor prior to the time of investment;
  When the redemption is made as part of a Systematic Withdrawal Plan (including dividends), up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established; or
  Participant-initiated distributions from employee benefit plans or participant-initiated exchanges among investment choices in employee benefit plans.

Eligibility Requirements to Purchase Class R6 Shares

Class R6 shares may only be purchased by:

  Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans.
  Investors who purchase through select fee-based advisory programs with an approved financial intermediary. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based upon the value of the account. Such transactions may be subject to additional rules or requirements of the applicable financial intermediary's program.
  Registered investment companies.

Eligibility Requirements to Purchase Class Y Shares

Only Eligible Investors may purchase or exchange into Class Y shares of the Fund. Eligible Investors include the following:

  Institutional and individual retail investors with a minimum investment in Class Y shares of $1,000,000 who purchase through certain broker-dealers or directly from the transfer agent.
  Clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds, who invest at least $2,500.
  Pension, profit sharing, employee benefit and other similar plans and trusts that invest in the Fund.
  Investors who purchase through select fee-based advisory programs with an approved financial intermediary. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based upon the value of the account. Such transactions may be subject to additional rules or requirements of the applicable financial intermediary's program.
  Purchases by:
    current and retired Victory Fund trustees or officers (including the former trustees and officers of the Munder Series Trust);
    directors, trustees, employees, and family members of employees of the Adviser or "Affiliated Providers";1 investment advisory clients of the Adviser; or
    investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members.

1  Affiliated Providers are affiliates and subsidiaries of the Adviser and any organization that provides services to the Trust.

Information About Fees

Distribution and Service Plans

In accordance with Rule 12b-1 of the Investment Company Act of 1940, the Trust has adopted Distribution and Service Plans for Class A shares and Class C shares of the Fund.

Under the Class A Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.25% of its average daily net assets of Class A shares. The fee is paid for general distribution services, for selling Class A shares and, as applicable, for providing personal services to shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's shares. Personal services to shareholders are generally provided by broker-dealers or other intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Under the Class C Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of 1.00% of the average daily net assets of its Class C shares. Of this amount, 0.75% of the Fund's Class C shares average daily net assets will be paid for general distribution services and for selling Class C shares. The Fund will pay 0.25% of its Class C shares average daily net assets to compensate financial institutions that provide personal services to Class C shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's Class C shares. Personal services to shareholders are generally provided by broker-dealers or other financial intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Because Rule 12b-1 fees are paid out of the Fund's assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Other Payments to Financial Intermediaries

Except with respect to Class R6 shares, if you purchase Fund shares through an Investment Professional, a broker dealer, or other financial intermediary, the Fund may pay for sub-transfer agent, recordkeeping and/or similar administrative services. In addition, the Adviser (and its affiliates) may make substantial payments to affiliated and unaffiliated dealers or other Investment Professionals and service providers for distribution, administrative and/or shareholder servicing activities, out of its own resources, including the profits from the advisory fees the Adviser receives from the Fund. The Adviser also may reimburse the Distributor (or the Distributor's affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or other Investment Professionals for marketing, promotional or related expenses; these payments are often referred to as "revenue sharing."

In some circumstances, these types of payments may create an incentive for a dealer or Investment Professional or its representatives to recommend or offer shares of the Fund or other Victory Funds to its customers. You should ask your dealer or Investment Professional for more details about any such payments it receives.

No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker-dealers or other financial intermediaries from Fund assets or the Adviser's or an affiliate's resources on sales of or investments in Class R6 shares.

How to Buy Shares

Opening an account

If you would like to open an account, you will first need to complete an Account Application.

You can obtain an Account Application by calling Victory Funds Customer Service at 1-800-539-3863. You can also download an Account Application by visiting the Fund's website, VictoryFunds.com, and clicking on the Victory Funds Account Application link. Send the completed Account Application, along with a check made payable to the Victory Funds, at the following address:

Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593

You can also obtain an Account Application by contacting your Investment Professional. When you invest through an Investment Professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ. In addition to any limitations described in this Prospectus, an Investment Professional or other intermediary may also place other limits on your ability to use the services of the Fund. Sometimes an Investment Professional will charge you for its services. This fee will be in addition to, and unrelated to, the fees and expenses charged by the Fund.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the Fund is unable to collect the required information, you may not be able to open your account. Additional details about the Fund's Customer Identification Program are available in the section "Important Fund Policies."

If your investment order is accepted by the Fund, an Investment Professional or other intermediary, it will be priced at the NAV next computed as described in the section entitled "Share Price."

If you participate in a retirement plan that offers one of the Victory Funds as an option, please consult your employer for information on how to purchase shares of the Victory Funds through the plan, including any restrictions or limitations that may apply.

Paying for your initial purchase

Make your check payable to the "Victory Funds." All checks must be drawn on U.S. banks. If your check is returned as uncollectible for any reason, you will be charged for any resulting fees and/or losses. The Fund does not accept cash, money orders, traveler's checks, credit card convenience checks, or third party checks. Additionally, bank starter checks are not accepted for the shareholder's initial investment into the Fund. All payments must be denominated in U.S. dollars.

Minimum investments

If you would like to buy Class A or Class C shares, the minimum investment required to open an account is $2,500 no minimum for certain retirement plans and approved fee-based and/or advisor program and similar accounts ($1,000 for IRA accounts), with additional investments of at least $50. If you would like to buy Class R6 or Class Y shares, you must first be an Eligible Investor, as discussed in the section Choosing a Share Class — Eligibility Requirements to Purchase. There are no minimum investment amounts required for Class R6 or Class Y shares except as set forth in the Eligibility Requirements to Purchase.

Individual purchases of $1,000,000 and above will automatically be made in Class A shares of the Fund purchased.

If your account falls below the minimum investment amount, we may ask you to reestablish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

The minimum investment required to open an account may be waived or lowered for employees, and immediate family members of the employee, of the Adviser, the Administrator, and their affiliates. In addition, the minimum investment required may be waived when the Fund is purchased in a managed account or within qualified retirement plans or in other similar circumstances. Although the Fund may sometimes waive the minimum investment, when it does so, it always reserves the right to reject initial investments under the minimum at its discretion.

There is no minimum investment required to open an account or for additional investments in Victory Simple IRAs.

Purchasing additional shares

Once you have an existing account, you can make additional investments at any time in any amount (subject to any minimums) in the following ways:

  By Mail

  To ensure that your additional investment is properly credited to your account, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

  By Telephone

  If you have an existing account that has been set up to receive electronic transfers, you can buy additional shares by calling Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday.

  By Exchange

  You may purchase shares of the Fund using the proceeds from the simultaneous redemption of shares of another Victory Fund if it is eligible for an exchange with your Fund. You may initiate an exchange online (if you are a registered user of VictoryFunds.com), by telephone, or by mail. See the section "Exchanging Shares."

  Via the Internet

  If you are a registered user, you may request a purchase of shares through our website at VictoryFunds.com. Your account must be set up for Automated Clearing House ("ACH") payment in order to execute online purchases.

  By ACH

  Your account must be set up for ACH payment in order to execute purchases online or by telephone. It takes about 15 days to set up an ACH account and only domestic member banks may be used. After your account is set up, your purchase amount can be transferred by ACH. Currently, the Fund does not charge a fee for ACH transfers but it reserves the right to charge for this service in the future. Your originating bank may charge a fee for ACH transfers.

  By Wire

  You may buy Fund shares by bank wire transfer of same day funds. Please call Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday for wiring instructions. Any commercial bank can transfer same-day funds by wire.

  Although the transfer agent does not currently charge you for receiving same-day funds, it reserves the right to charge for this service in the future. Your bank may charge you for wiring same-day funds. You cannot buy shares for tax-qualified retirement plans by wire transfer.

  By Systematic Investment Plan

  To enroll in the Systematic Investment Plan, you should check this box on the Account Application or on the Account Maintenance Form. We will need your bank information and the amount ($50 or more) and frequency of your investment. You can select monthly, quarterly, semi-annual or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement before we will make automatic withdrawals from your bank account and invest it in shares of the Fund.

Other purchase rules you should know

The Fund reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund or its shareholders. The Fund also reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a Fund account, or to add to an existing Fund account.

Keep these addresses handy for purchases, exchanges, or redemptions.

BY REGULAR U.S. MAIL	Victory Funds P.O. Box 182593 Columbus, OH 43218-2593
BY OVERNIGHT MAIL	Use the following address ONLY for overnight packages: Victory Funds c/o FIS TA Operations 4249 Easton Way, Suite 400 Columbus, OH 43219 PHONE: 800-539-3863
BY WIRE	Call 800-539-3863 BEFORE wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions.
BY TELEPHONE	800-539-FUND (800-539-3863)
ON THE INTERNET	www.VictoryFunds.com

If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of Fund shares in your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive a financial report of the Fund. By February 15th of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

Retirement Plans

You can use the Fund as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Fund for details regarding an IRA or other retirement plan that works best for your financial situation.

How to Exchange Shares

There may be limits on the ability to exchange between certain Victory Funds. You can obtain a list of Victory Funds available for exchange by calling 800-539-FUND or by visiting VictoryFunds.com

The shares of any class of the Fund may be exchanged for the shares of any other class offered by the Fund or the same class, or any other class, of any other Victory Fund, either through your Investment Professional or directly through the Fund, subject to the conditions described below:

  Exchanges are subject to any CDSC, minimum investment limitation or eligibility requirements described in the applicable Prospectus and SAI. You may be required to provide sufficient information to establish eligibility to exchange into the new share class.
  To exchange between Victory Funds, the other Victory Fund you wish to exchange into must be eligible for exchange with your Fund.
  Shares of the Victory Fund selected for exchange must be available for sale in your state of residence.

If you have questions about these, or any of the Fund's other exchange policies, please consult Victory Customer Service or your Investment Professional before requesting an exchange.

Before exchanging, you should read the Prospectus of the Fund you wish to exchange into, which may be subject to different risks, fees and expenses.

Class C share conversion

You may be able to convert your Class C shares to a different share class of the same Fund that has a lower expense ratio provided certain conditions are met. This conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Please contact your financial intermediary for additional information.

Processing your exchange/conversion

If your exchange request is received and accepted by the Fund, an Investment Professional or other intermediary by the close of trading as described in the section entitled "Share Price" then your exchange will be processed the same day. Your exchange will be processed on the next business day if received after the close of trading. Exchanges will occur at the respective NAVs of the share classes next calculated after receipt and acceptance of your exchange request in good order, plus any applicable sales charge described in the Prospectus.

If your Fund shares are converted to a different share class, the transaction will be based on the respective NAV of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day's NAVs. Please contact your financial intermediary regarding the tax consequences of any conversion.

Requesting an exchange

You can exchange shares of the Fund by telephone, by mail or via the Internet. You cannot exchange into an account with a different registration or tax identification number.

By Telephone

Unless you indicate otherwise on the account application, Victory Customer Service will be authorized to accept exchange instructions received by telephone.

By Mail

Send a letter of instruction signed by all registered owners or their legal representatives to the Victory Funds.

Via the Internet

You may also exchange shares via the Internet at VictoryFunds.com if you are a registered user.

Other exchange rules you should know

The Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. The Fund may terminate or modify the exchange privilege at any time on 60 days' notice to shareholders.

An exchange of Fund shares for shares of another Victory Fund constitutes a sale for tax purposes unless the exchange is made within an IRA or other tax-deferred account.

For information on how to exchange shares of the Fund that were purchased through your employer's retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.

How to Sell Shares

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.

If your redemption request is received in good order by the close of trading on the NYSE, your redemption will be processed the same day. Your redemption will not be processed until the next business day if it is received after the close of trading on the NYSE. You cannot redeem your shares at www.VictoryFunds.com.

BY TELEPHONE

The easiest way to redeem shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

  Mail a check to the address of record;
  Wire funds to a previously designated domestic financial institution;
  Mail a check to a previously designated alternate address; or
  Electronically transfer your redemption via ACH to a previously designated domestic financial institution.

The transfer agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the transfer agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, none of the Trust, its servicing agents, the Adviser, or the transfer agent will be responsible for any losses. If the transfer agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the transfer agent or your Investment Professional by telephone, consider placing your order by mail.

BY MAIL

Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A Medallion signature guarantee is required for the following redemption requests:

  Your account registration has changed within the last 15 business days;
  The check is not being mailed to the address on your account;
  The check is not being made payable to the owner of the account;
  The redemption proceeds are being transferred to another Victory Fund account with a different registration; or
  The check or wire is being sent to a different bank account than was previously designated.

You can get a Medallion signature guarantee from a financial institution — such as a commercial bank, broker dealer, credit union, clearing agency, or savings bank — that is a member of a Medallion signature guarantee program.

BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call before the close of trading on the NYSE, your funds will be wired on the next business day.

BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after the close of trading on the NYSE. It will be transferred by ACH as long as the transfer is to a domestic bank.

Systematic Withdrawal Plan

If you check this box on the Account Application or on the Account Maintenance Form, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more at the time you establish the Systematic Withdrawal Plan. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a Medallion signature guaranteed letter of instruction. You should be aware that each withdrawal may be a taxable transaction. Also, each withdrawal reduces your account balance, and eventually your account balance may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below the initial purchase minimum, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Additional Information about Redemptions
  Redemption proceeds from the sale of Fund shares purchased by a check or through ACH will be held until the purchase check or ACH has cleared, which will take up to 10 business days.
  We typically expect to send the proceeds from your share redemption within one business day after we execute your order, but we may take up to seven business days to send redemption proceeds, regardless of payment type. When you sell shares through your financial intermediary, you can ask the intermediary to tell you when you can expect to receive the proceeds of your redemption.
  The Fund may suspend your right to redeem your shares in the following circumstances:
    During non-routine closings of the NYSE;
    When the SEC determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or
    When the SEC orders a suspension to protect the Fund's shareholders.
  The Fund typically uses cash and cash equivalents held in its portfolio or sells portfolio assets to meet redemption requests. In unusual circumstances or under stressed market conditions, the Fund may use other methods to raise cash to meet redemption requests. For example, the Fund may draw funds from a line of credit or borrow available cash held by other Victory Funds under an "interfund lending program" in reliance on an exemptive order from the SEC.
  The Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1.00% of the Fund's net assets. The Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash. Securities received pursuant to an in-kind redemption are subject to market risk until sold and may be subject to brokerage and other fees.
  If you choose to have your redemption proceeds mailed to you and either the United States Postal Service is unable to deliver the redemption check to you or the check remains outstanding for more than six months, the Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed redemption checks.

Distributions and Taxes

Buying a dividend. You should check the Fund's distribution schedule before you invest. If you buy shares of the Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

As a shareholder, you are entitled to your share of net income and capital gains on the Fund's investments. The Fund passes its earnings along to investors in the form of dividends. Dividends paid by the Fund represent the net income from dividends and interest earned on investments after expenses. The Fund will distribute short-term gains, as necessary, and if the Fund makes a long-term capital gain distribution, it is normally paid once a year.

Ordinarily, the Fund declares and pays dividends monthly. However, the Fund may not always pay a dividend or distribution for a given period. Each class of shares declares and pays dividends separately.

Distributions can be received in one of the following ways. Please check with your Investment Professional if you are unsure of which option is right for you.

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-539-FUND.

Reinvestment Option

You can have distributions automatically reinvested in additional shares of the Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

Cash Option

A check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the United States Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the distribution option on your account will default to the reinvestment option as described above. The Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed distribution checks.

Income Earned Option

You can automatically reinvest your dividends in additional shares of the Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

Directed Distributions Option

In most cases, you can automatically reinvest distributions in shares of another Victory Fund. If you reinvest your distributions in a different Victory Fund, you will pay a sales charge on the amount of reinvested distributions.

Directed Bank Account Option

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the transfer agent will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

Important Information about Taxes

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in the Fund.

The Fund expects to pay no federal income tax on the earnings and capital gains it distributes to shareholders.

  Dividends from the Fund's net income and short-term capital gains are taxable as ordinary income. Dividends from the Fund's long-term capital gains are taxable as long-term capital gains.
  Dividends are treated in the same manner for U.S. federal income tax purposes whether you receive them in cash, additional shares of the Fund, or you reinvest them in shares of another Victory Fund.
  Dividends from the Fund that are attributable to interest on certain U.S. government obligations may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to these U.S. government obligations will be provided on the tax statements you receive from the Fund.
  An exchange of the Fund's shares for shares of another Victory Fund will be treated as a sale. When you sell or exchange shares of the Fund, you must recognize any gain or loss.
  An exchange of one class of the Fund's shares for shares of another class of the same Fund generally constitutes a nontaxable exchange.
  Distributions from the Fund and gains from the disposition of your shares may also be subject to state and local income tax.
  An additional 3.8% Medicare tax will be imposed on certain net investment income (which includes ordinary dividends, capital gain distributions from the Fund, and gain recognized on a disposition of shares) of certain U.S. individuals, estates, and trusts.
  Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.
  Tax statements will be mailed from the Fund by mid-February showing the amounts and tax status of distributions made to you.
  Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.
  The Fund is generally required by law to provide you and the Internal Revenue Service with certain cost basis information related to the sale or redemption of any of your shares in the Fund acquired on or after January 1, 2012 (including distributions that are reinvested in additional shares of the Fund).
  The Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or the Fund is notified by the Internal Revenue Service that backup withholding is required.
  You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in the Fund.
  The Fund may provide estimated capital gain distribution information through its website at VictoryFunds.com.

Important Fund Policies

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Fund must obtain the following information for each person who opens a new account:

  Name;
  Date of birth (for individuals);
  Residential or business street address (although post office boxes are still permitted for mailing); and
  Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Account Maintenance Information

For the following non-financial transactions, the Victory Funds require proof that your signature authorizing a transaction is authentic. This verification can be provided in all cases by either a Signature Validation Program (SVP) stamp or a Medallion signature guarantee (MSG). In some instances a Notary Public stamp is an acceptable alternative. As with the Medallion signature guarantee, a SVP stamp can also be obtained from a financial institution that is a member of the SVP program.

  Change of name (Notary Public, SVP or MSG);
  Add/change banking instructions (SVP or MSG);
  Add/change beneficiaries (Notary Public, SVP or MSG);
  Add/change authorized account traders (SVP or MSG);
  Adding a Power of Attorney (Notary Public, SVP or MSG);
  Add/change Trustee (Notary Public, SVP or MSG); and
  Uniform Transfers to Minors Act/Uniform Gifts to Minors Act custodian change (Notary Public, SVP or MSG).

Market Timing

The Victory Funds discourage frequent purchases and redemptions of Fund shares (market timing). Market timing allows investors to take advantage of market inefficiencies, sometimes to the disadvantage of other shareholders. Market timing increases Fund expenses to all shareholders by increasing portfolio turnover. In addition, market timing could potentially dilute share value for all other shareholders by requiring the Fund to hold more cash than it normally would.

The Fund's Board of Trustees has adopted policies and procedures with respect to market timing. In order to prevent or minimize market timing, the Fund will:

  Employ "fair value" pricing, as described in this Prospectus under Share Price, to minimize the discrepancies between a security's market quotation and its perceived market value, which often gives rise to market timing activity; and
  Monitor for suspected market timing based on "short-term transaction" activity, that is, a purchase or redemption of a Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund.

In monitoring for market timing activity, we consider, among other things, the frequency of your trades and whether you acquired your Fund shares directly through the transfer agent or whether you combined your trades with a group of shareholders in an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary.

Frequent trading by a shareholder is generally a characteristic of market timing. Therefore, any account in which Fund shares are acquired directly through the transfer agent, or where the Fund can adequately identify the shareholder, with a history of three short-term transactions within 90 days or less is suspected of market timing and the shareholder's trading privileges (other than redemption of Fund shares) will be suspended.

We may make exceptions to the "short-term transaction" policy for certain types of transactions if, in the opinion of the Adviser, under the oversight of the Board, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the Fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the Fund or administrator and transactions by certain qualified funds-of-funds.

If you acquired shares through an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary (such as investment advisers, broker-dealers, third-party administrators or insurance companies), and market timing is suspected, different purchase and exchange limitations may apply. We may rely upon a financial intermediary's policy to deter short-term or excessive trading (i) if we believe that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of the Fund, or (ii) if we receive an undertaking from the financial intermediary to enforce short-term or excessive trading policies on behalf of the Fund that provide a substantially similar level of protection for the Fund against such transactions. If you hold your Fund shares through a financial intermediary, you are advised to consult the intermediary to determine what purchase and exchange limitations apply to your account.

We reserve the right to reject or cancel a purchase or exchange order for any reason without prior notice. We will deny your request to purchase or exchange your shares if we believe that the transaction is part of a market timing strategy.

The Fund's market timing policies and procedures may be modified or terminated at any time under the oversight of the Board.

Portfolio Holdings Disclosure

The Fund discloses its complete portfolio holdings as of the end of its second fiscal quarter and its fiscal year in its reports to shareholders. The Fund sends reports to its existing shareholders no later than 60 days after the relevant fiscal period, and files these reports with the SEC by the 70th day after the end of the relevant fiscal period. You can find these reports on the Fund's website, VictoryFunds.com, and on the SEC's website, www.sec.gov.

The Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find these filings on the SEC’s website, www.sec.gov.

The Fund also discloses its complete portfolio holdings each calendar quarter on the Fund's website, VictoryFunds.com, no earlier than the 15th day after the quarter end.

You can find a complete description of the Fund's policies and procedures with respect to disclosure of its portfolio securities in the Fund's SAI or on the Fund's website, VictoryFunds.com.

Performance

The Victory Funds may advertise the performance of the Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations.

Advertising information may include the average annual total return of the Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations and publications.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Victory Funds may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Victory Funds send these documents to each shareholder individually by calling the Victory Funds at 800-539-FUND (800-539-3863), and they will be delivered promptly.

While this Prospectus and the SAI of the Trust describe pertinent information about the Trust and the Fund, neither this Prospectus nor the SAI represents a contract between the Trust or the Fund and any shareholder.

Other Service Providers

Victory Capital Advisers, Inc. (the Distributor), member FINRA and SIPC, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, serves as distributor for the continuous offering of the Fund's shares. The Distributor is an affiliate of the Adviser.

Citibank, N.A., 388 Greenwich St., New York, New York 10013, serves as the custodian of the Fund's investments and cash and settles trades made by the Fund.

Victory Capital Management Inc., 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, also serves as the administrator and fund accountant for the Fund.

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, Ohio 43219, serves as the sub-administrator and sub-fund accountant for the Fund.

FIS Investor Services LLC, 4249 Easton Way, Suite 400, Columbus, Ohio 43219, serves as the transfer agent and dividend disbursing agent for the Fund.

Ernst & Young LLP, 1900 Scripps Center, 312 Walnut Street, Cincinnati, Ohio 45202, serves as the independent registered public accounting firm for the Fund.

Morrison & Foerster LLP, 250 West 55th Street, New York, New York 10019, serves as legal counsel to the Fund.

Financial Highlights

The following financial highlights tables reflect historical information about shares of the Fund and are intended to help you understand the Fund's financial performance for the past five years.

Certain information shows the results of an investment in one share of the Fund. To the extent the Fund invests in other funds, the Total Annual Operating Expenses included in the Fund's Fees and Expenses table may not correlate to the ratio of expenses to average net assets in the financial highlights below. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The Fund’s financial highlights includes historical information of the Fund’s predecessor, MST Munder Bond Fund, a separate series of Munder Series Trust that was managed by Munder Capital Management, for periods prior to October 31, 2014.

The information for each period has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The Fund's annual and semi-annual reports are available by calling the Fund at 800-539-FUND and at VictoryFunds.com.

INCORE Total Return Bond Fund

	Class A Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$9.79	$9.79	$10.08	$9.75	$9.93
Investment Activities:
Net investment income (loss)(a)	0.23	0.29	0.36	0.35	0.28
Net realized and unrealized gains (losses) on investments	(0.14)	0.02	(0.36)	0.31	(0.15)
Total from Investment Activities	0.09	0.31	—	0.66	0.13
Distributions to Shareholders:
Net investment income	(0.34)	(0.32)	(0.29)	(0.33)	(0.31)
Total Distributions to Shareholders	(0.34)	(0.32)	(0.29)	(0.33)	(0.31)
Capital Contributions from Prior Custodian	—	0.01	—	—	—
Net Asset Value, End of Period	$9.54	$9.79	$9.79	$10.08	$9.75
Total Return (excludes sales charge)	0.97%	3.34%(b)	(0.06)%	6.93%	1.24%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$14,569	$15,908	$18,529	$24,336	$26,071
Ratio of net expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.78%
Ratio of net investment income (loss) to average net assets	2.35%	3.04%	3.56%	3.57%	2.76%
Ratio of gross expenses to average net assets (c)	1.07%	1.08%	1.14%	1.21%	1.19%
Portfolio turnover (d),(e)	210%	423%	259%	262%	373%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.05% for the year ended June 30, 2016.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)  The portfolio turnover rates excluding mortgage dollar roll transactions were 57%, 64%, 62%, 98%, and 64% for the years ended June 30, 2017, June 30, 2016, June 30, 2015, June 30, 2014, June 30, 2013, respectively.

	Class C Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$9.86	$9.86	$10.15	$9.82	$10.00
Investment Activities:
Net investment income (loss)(a)	0.15	0.22	0.28	0.29	0.20
Net realized and unrealized gains (losses) on investments	(0.14)	0.02	(0.36)	0.30	(0.15)
Total from Investment Activities	0.01	0.24	(0.08)	0.59	0.05
Distributions to Shareholders:
Net investment income	(0.27)	(0.25)	(0.21)	(0.26)	(0.23)
Total Distributions to Shareholders	(0.27)	(0.25)	(0.21)	(0.26)	(0.23)
Capital Contributions from Prior Custodian	—	0.01	—	—	—
Net Asset Value, End of Period	$9.60	$9.86	$9.86	$10.16	$9.82
Total Return (excludes contingent deferred sales charge)	0.13%	2.56%(b)	(0.87)%	6.19%	0.48%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,073	$3,256	$3,601	$4,941	$7,270
Ratio of net expenses to average net assets	1.60%	1.60%	1.60%	1.60%	1.54%
Ratio of net investment income (loss) to average net assets	1.60%	2.29%	2.80%	2.89%	1.93%
Ratio of gross expenses to average net assets (c)	1.61%	2.00%	2.02%	1.96%	1.94%
Portfolio turnover (d),(e)	210%	423%	259%	262%	373%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.05% for the year ended June 30, 2016.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)  The portfolio turnover rates excluding mortgage dollar roll transactions were 57%, 64%, 62%, 98%, and 64% for the years ended June 30, 2017, June 30, 2016, June 30, 2015, June 30, 2014, June 30, 2013, respectively.

	Class R6 Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016	Period Ended June 30, 2015(a)
Net Asset Value, Beginning of Period	$9.81	$9.81	$10.02
Investment Activities:
Net investment income (loss)(b)	0.25	0.31	0.10
Net realized and unrealized gains (losses) on investments	(0.14)	0.02	(0.21)
Total from Investment Activities	0.11	0.33	(0.11)
Distributions to Shareholders:
Net investment income	(0.37)	(0.34)	(0.10)
Total Distributions to Shareholders	(0.37)	(0.34)	(0.10)
Capital Contributions from Prior Custodian	—	0.01	—
Net Asset Value, End of Period	$9.55	$9.81	$9.81
Total Return (c)	1.19%	3.60%(d)	(1.16)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$6,698	$2,456	$1,418
Ratio of net expenses to average net assets (e)	0.58%	0.58%	0.58%
Ratio of net investment income (loss) to average net assets (e)	2.63%	3.25%	2.93%
Ratio of gross expenses to average net assets (e),(f)	0.91%	1.59%	1.51%
Portfolio turnover (c),(g),(h)	210%	423%	259%

(a)  Class R6 Shares of the Fund commenced operations on March 4, 2015.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  The Fund received monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.05% for the year ended June 30, 2016.

(e)  Annualized for periods less than one year.

(f)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(g)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(h)  The portfolio turnover rates excluding mortgage dollar roll transactions were 57%, 64%, 62%, 98%, and 64% for the years ended June 30, 2017, June 30, 2016, June 30, 2015, June 30, 2014, June 30, 2013, respectively.

	Class Y Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$9.81	$9.81	$10.10	$9.77	$9.95
Investment Activities:
Net investment income (loss)(a)	0.25	0.32	0.36	0.38	0.30
Net realized and unrealized gains (losses) on investments	(0.14)	0.01	(0.34)	0.31	(0.15)
Total from Investment Activities	0.11	0.33	0.02	0.69	0.15
Distributions to Shareholders:
Net investment income	(0.37)	(0.34)	(0.31)	(0.36)	(0.33)
Total Distributions to Shareholders	(0.37)	(0.34)	(0.31)	(0.36)	(0.33)
Capital Contributions from Prior Custodian	—	0.01	—	—	—
Net Asset Value, End of Period	$9.55	$9.81	$9.81	$10.10	$9.77
Total Return	1.17%	3.59%(b)	0.18%	7.18%	1.49%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$76,263	$78,705	$89,310	$54,345	$50,526
Ratio of net expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.53%
Ratio of net investment income (loss) to average net assets	2.61%	3.29%	3.59%	3.83%	2.93%
Ratio of gross expenses to average net assets (c)	0.62%	0.61%	0.71%	0.96%	0.94%
Portfolio turnover (d),(e)	210%	423%	259%	262%	373%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.05% for the year ended June 30, 2016.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)  The portfolio turnover rates excluding mortgage dollar roll transactions were 57%, 64%, 62%, 98%, and 64% for the years ended June 30, 2017, June 30, 2016, June 30, 2015, June 30, 2014, June 30, 2013, respectively.

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

The availability of certain initial and contingent deferred sales charge reductions and waivers may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. The following information about variations in sales charge reductions and waivers is applicable only to investors who purchase Fund shares through a Merrill Lynch platform or account.

In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive those reductions and waivers.

Merrill Lynch

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
Shares purchased by or through a 529 Plan
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this prospectus
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
CDSC Waivers on A and C Shares available at Merrill Lynch
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus.
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

P.O. Box 182593
Columbus, OH 43218-2593

Statement of Additional Information (SAI):  The SAI contains more information about the Fund's operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this Prospectus, which means that it is legally part of this Prospectus, even if you don't request a copy.

Annual and Semi-Annual Reports:  Annual and semi-annual reports contain more information about the Fund's investments and the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal period.

How to Obtain Information:  You may obtain a free copy of the SAI or annual and semi-annual reports, and ask questions about the Fund or your accounts, online at VictoryFunds.com, by contacting the Victory Funds at the following address or telephone number, or by contacting your financial intermediary.

By telephone: Call Victory Funds at 800-539-FUND (800-539-3863)	By mail: Victory Funds P.O. Box 182593 Columbus, OH 43218-2593

You also can get information about the Fund (including the SAI and other reports) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person: SEC Public Reference Room Washington, D.C. Call 202-551-8090 for location and hours.	By mail: SEC Public Reference Section Washington, D.C. 20549-1520	On the Internet: EDGAR database at sec.gov or by email request at publicinfo@sec.gov
Investment Company Act File Number 811-4852	VF-ITRB-PRO (11/17)

November 1, 2017

Prospectus

Victory Munder Mid-Cap Core Growth Fund

Class A	MGOAX
Class C	MGOTX
Class R	MMSRX
Class R6	MGOSX
Class Y	MGOYX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

VictoryFunds.com
800-539-FUND
(800-539-3863)

Victory Funds

Fund Summary

    Investment Objective

    Fund Fees and Expenses

    Principal Investment Strategy

    Principal Risks

    Investment Performance

    Management of the Fund

    Purchase and Sale of Fund Shares

    Tax Information

    Payments to Broker-Dealers and Other Financial Intermediaries

Additional Fund Information

    Investments

    Risk Factors

Organization and Management of the Fund

Investing with Victory

    Share Price

    Choosing a Share Class

    Information About Fees

    How to Buy Shares

    How to Exchange Shares

    How to Sell Shares

Distributions and Taxes

Important Fund Policies

Other Service Providers

Financial Highlights

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Munder Mid-Cap Core Growth Fund Summary

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your Investment Professional, in Investing with Victory on page 15 and in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries of the Fund's Prospectus. You may also find information about these discounts in Additional Purchase, Exchange and Redemption Information on page 44 of the Fund's Statement of Additional Information ("SAI").

Shareholder Fees (paid directly from your investment)	Class A	Class C	Class R	Class R6	Class Y
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE	NONE	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE[1]	1.00%[2]	NONE	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	0.25%	1.00%	0.50%	0.00%	0.00%
Other Expenses	0.31%	0.22%	0.39%	0.10%	0.29%
Total Fund Operating Expenses	1.31%	1.97%	1.64%	0.85%	1.04%
Fee Waiver/Expense Reimbursement[3]	0.00%	0.00%	(0.07)%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	1.31%	1.97%	1.57%	0.85%	1.04%

1  A contingent deferred sales charge of 0.75% may be imposed on Class A shares purchased as part of an investment of $1,000,000 or more that were not subject to an initial sales charge and that are redeemed within 12 months of purchase. See Choosing a Share Class in the Prospectus.

2  Applies to shares sold within 12 months of purchase.

3  Victory Capital Management Inc., the Fund's investment adviser, ("Adviser") has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses of Class A and R of the Fund (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 1.32% and 1.57%, respectively, until at least October 31, 2018. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) recoupment. This agreement may only be terminated by the Fund’s Board of Trustees.

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The amounts shown reflect the fee waiver/expense reimbursement in place through the expiration date. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$701	$966	$1,252	$2,063
Class C (If you sell your shares at the end of the period.)	$300	$618	$1,062	$2,296
Class R	$160	$510	$885	$1,938
Class R6	$87	$271	$471	$1,049
Class Y	$106	$331	$574	$1,271

The following example makes the same assumptions as the example above, except that it assumes you do not sell your Class C shares at the end of the period.

	1 Year	3 Years	5 Years	10 Years
Class C	$200	$618	$1,062	$2,296

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover will generally indicate higher transaction costs, resulting in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 55% of the average value of its portfolio.

Principal Investment Strategy

The Adviser pursues the Fund's objective by investing, under normal circumstances, at least 80% of the Fund's net assets in equity securities (i.e., common stocks, preferred stocks, convertible securities and rights and warrants) of mid-capitalization companies. Mid-capitalization companies means those companies with market capitalizations within the range of companies included in the S&P MidCap 400® Index ($899 million to $10.9 billion as of September 30, 2017) or within the range of companies included in the Russell Midcap® Index ($1.5 billion to $33.7 billion as of September 30, 2017).

The Fund's investment style, which focuses on both growth prospects and valuation, is known as GARP (Growth at a Reasonable Price). This blended process seeks to perform better than either a pure growth or pure value approach over a complete market cycle.

The Adviser chooses the Fund's investments by reviewing the earnings growth of all publicly traded mid-capitalization companies over the past three years and selecting from those companies primarily based on: above-average, consistent earnings growth; financial stability; relative valuation; strength of industry position and management team; and price changes compared to the Russell Midcap® Index.

Although the Fund will be invested primarily in domestic securities, up to 25% of the Fund's assets may be invested in foreign securities, including depositary receipts such as American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs).

The Adviser may sell a security if it believes the price objective for the stock has been reached, if more attractive opportunities are identified, or if the fundamentals of the company deteriorate.

Principal Risks

The Fund's investments are subject to the following principal risks:

  Equity Risk. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company's earnings or dividends may not increase as expected. Price changes may be temporary or last for extended periods.
  Foreign Securities Risk. Foreign securities (including ADRs and GDRs) could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.
  Investment Style Risk. Different types of investment styles, for example growth or value, tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions. As a result, the Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.
  Liquidity Risk. Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. Adverse market or economic conditions may adversely affect the liquidity of the Fund's investments and may lead to increased redemptions. In addition, the Fund, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.
  Management Risk. The Adviser may not execute the Fund's principal investment strategy effectively.
  Mid Capitalization Stock Risk. Mid-sized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.
  Stock Market Risk. Overall stock market risks may affect the value of the Fund. Factors such as domestic and international economic growth and market conditions, interest rate levels and political events affect the securities markets.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A, C, R, R6 and Y shares of the Fund, including applicable maximum sales charges, compare to those of a broad measure of market performance. Performance data for the classes varies based on differences in their fee and expense structures. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at VictoryFunds.com.

The performance figures for Class A, C, R, R6 and Y shares reflect the historical performance prior to October 31, 2014 of, respectively, the Class A, C, R, R6 and Y shares of the Munder Mid-Cap Core Growth Fund, a series of Munder Series Trust (the predecessor to the Fund managed by Munder Capital Management). The Fund's performance has not been restated to reflect any differences in the expenses of the Munder Mid Cap Growth Fund. The Munder Mid-Cap Core Growth Fund commenced operations, and Class Y shares were first offered, on June 24, 1998. Class A shares were first offered on July 1, 2000, Class C shares were first offered on July 14, 2000, Class R shares were first offered on July 29, 2004 and Class R6 shares were first offered on June 4, 2012.

Calendar Year Returns for Class Y Shares

(The annual return in the bar chart is for the Fund's least expensive class of shares, Class Y shares. Due to differing charges and expenses, the performance of classes not shown in the bar chart will differ.)

The year-to-date total return of the Fund's Class Y shares as of September 30, 2017 was 17.46%.

Highest Quarter	16.48% (quarter ended September 30, 2009)
Lowest Quarter	-25.26% (quarter ended December 31, 2008)

Average Annual Total Returns (For the Periods Ended December 31, 2016)	1 Year	5 Years (or Life of Class)	10 Years
CLASS Y Before Taxes	7.37%	11.91%	7.10%
CLASS Y After Taxes on Distributions	4.49%	10.16%	6.22%
CLASS Y After Taxes on Distributions and Sale of Fund Shares	6.56%	9.47%	5.74%
CLASS A Before Taxes	0.93%	10.31%	6.20%
CLASS C Before Taxes	5.47%	10.83%	6.05%
CLASS R Before Taxes	6.83%	11.34%	6.56%
CLASS R6 Before Taxes	7.58%	12.65%[1]	N/A
INDEX
Russell Midcap® Index Index returns reflect no deduction for fees, expenses, or taxes.	13.80%	14.72%	7.86%
Russell Midcap® Growth Index Index returns reflect no deduction for fees, expenses, or taxes.	7.30%	13.5%	7.80%

1  Inception date of Class R6 is June 4, 2012.

After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one share class. The after-tax returns for other classes will vary.

Management of the Fund

Investment Adviser

Victory Capital Management Inc. ("Adviser") serves as the Fund's investment adviser. The portfolio managers primarily responsible for day-to-day management of the Fund are members of the Adviser's Munder Capital Management ("Munder") investment team (referred to as an investment franchise).

Portfolio Managers

Tony Y. Dong is the Chief Investment Officer of Munder and has been the Lead Portfolio Manager of the Fund (including its predecessor fund) since 2001.

Robert E. Crosby is a Senior Portfolio Manager of Munder and has been a Portfolio Manager of the Fund (including its predecessor fund) since 2012.

Robert Glise is a Senior Portfolio Manager/Analyst of Munder and has been a Portfolio Manager of the Fund since 2016.

Gavin Hayman is a Senior Equity Analyst of Munder and has been a Portfolio Manager of the Fund (including its predecessor fund) since 2010.

Brian S. Matuszak is a Senior Portfolio Manager of Munder and has been a Portfolio Manager of the Fund (including its predecessor fund) since 2005. He has also assisted with portfolio strategy, sector analysis, stock selection, and the monitoring of companies owned in the Fund since 2002.

Sean D. Wright is an Equity Analyst of Munder and has been a Portfolio Manager of the Fund (including its predecessor fund) since 2014.

Purchase and Sale of Fund Shares
Investment Minimums	Class A	Class C	Class R	Class R6	Class Y
Minimum Initial Investment	$2,500	$2,500	NONE	NONE	$1,000,000
Minimum Subsequent Investments	$50	$50	NONE	NONE	NONE

For Class A and Class C Shares a $1000 minimum purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, and automatic investment plans.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value ("NAV") after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.

Tax Information

The Fund's distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services for investments in all classes except Class R6. These payments may create a conflict of interest by influencing the financial intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Additional Fund Information

Victory Capital Management Inc., which we refer to as the "Adviser" throughout the Prospectus, manages the Fund.

The Munder Mid-Cap Core Growth Fund (the "Fund") is managed by the Adviser, who also manages other funds, each having distinct investment management objectives, strategies, risks, and policies. Together, these funds are referred to in this Prospectus as the "Victory Funds" or, more simply, the "Funds."

The following section describes additional information about the principal investment strategy the Fund will use under normal market conditions to pursue its investment objective, as well as any secondary strategies the Fund may use, and the related risks. This Prospectus does not attempt to describe all of the various investment techniques and types of investments that the Adviser may use in managing the Fund. The SAI includes more information about the Fund, its investments, and the related risks. Keep in mind that for cash management purposes, the Fund may hold all or a portion of its assets in cash, short-term money market instruments or shares of other investment companies. This may reduce the benefit from any upswing in the market and may cause the Fund to fail to meet its investment objective.

The Fund will not change its policy of investing at least 80% of its net assets in the securities of mid-capitalization companies unless it notifies shareholders at least 60 days in advance. For purposes of the Fund's investment strategy, "net assets" includes any borrowings for investment purposes.

If you would like to receive additional copies of any materials, please call the Victory Funds at 800-539-FUND (800-539-3863) or please visit VictoryFunds.com.

Investments

The following describes the types of securities the Fund may purchase under normal market conditions to achieve its principal investment strategy. The Fund will not necessarily buy all of the securities listed below.

U.S. Equity Securities

Can include common stock, preferred stock, and securities that are convertible or exchangeable into common stock of U.S. corporations.

Foreign Securities

Can include common stock and convertible preferred stock of non-U.S. corporations. Also may include American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs), which are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign corporations, and exchange-traded funds ("ETFs") that invest in foreign corporations.

The Adviser may use other types of investment strategies in pursuing the Fund's overall investment objective. The following describes the types of securities that the Adviser may purchase or investment techniques the Adviser may employ that are not considered to be a part of the Fund's principal investment strategies. Additional securities and techniques are described in the Fund's SAI.

Derivatives

Derivative instruments are financial contracts whose value is based on an underlying security or asset, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including credit default swap contracts, swaps, futures contracts (both short and long positions), options on futures contracts, options, and forward currency exchange contracts. An Underlying Fund may use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another), for cash management (attempting to remain fully invested while maintaining liquidity), for managing certain risks (such as yield curve exposure, interest rate risk or credit risk), to generate income, to gain exposure to an investment in a manner other than investing in the asset directly or for any other permissible purpose. Hedging may relate to a specific investment, a group of investments, or an Underlying Fund's portfolio as a whole. Currently, some swaps may be negotiated bilaterally and others may be subject to mandatory clearing and exchange trading requirements. These requirements may decrease counterparty exposure and increase liquidity, but will not make swap transactions risk free.

Emerging Markets

A part of the Fund's investments in foreign securities may be in companies from emerging market countries, which are developing countries in the early stages of adopting capitalism. Emerging market countries include, without limitation, portions of Asia, Latin America, Eastern Europe, and the Middle East/Africa, such as China, India, Malaysia, Brazil, Mexico, Poland, Russia and South Africa.

Investment Companies

The Fund may invest in securities of other investment companies, including ETFs, if those companies invest in securities consistent with the Fund's investment objective and policies. ETFs are investment companies the shares of which are bought and sold on a securities exchange.

Securities Lending

To enhance the return on its portfolio, the Fund may lend portfolio securities to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board. Each loan will be secured continuously by collateral in the form of cash, high quality money market instruments or securities issued by the U.S. government or its agencies or instrumentalities.

Risk Factors

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

The following describes the principal risks that you may assume as an investor in the Fund.

General risks
  Market risk is the risk that the market value of a security may decline in response to developments affecting individual companies and/or general economic conditions. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.
  Manager risk is the risk that the Fund's portfolio manager may implement its investment strategy in a way that does not produce the intended result.
  Stock selection risk is the risk that the value of the Fund's investments may decline if the particular companies in which the Fund invests do not perform well in the market. The Adviser's investment strategy seeks to control risk by adhering to portfolio constraints relative to the Fund's benchmark. As a result, the Fund may be particularly susceptible to a general decline in the mid-capitalization growth sector of the U.S. stock market.

Equity risk
  The value of an equity security will fluctuate in response to changes in earnings or other conditions affecting the issuer's profitability or in general market conditions. Unlike debt securities, which have preference to a company's assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations.

Foreign investments risk
  Foreign securities, including ADRs and GDRs, tend to be more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates. In addition, during periods of social, political or economic instability in a country or region, the value of a foreign security could be affected by, among other things, increasing price volatility, illiquidity or the closure of the primary market on which the security is traded. In addition to foreign securities, the Fund may be exposed to foreign markets as a result of the Fund's investments in U.S. companies that have international exposure.

Investment style risk
  Different types of investment styles, for example growth or value, tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions. As a result, the Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Liquidity risk
  Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the Fund to dispose of such securities or other instruments at advantageous prices may be greatly limited, and the Fund may have to continue to hold such securities or instruments during periods when the Adviser would otherwise have sold them (in order, for example, to meet redemption requests or to take advantage of other investment opportunities). Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price the Fund might receive upon the sale of that security. Adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer, including rising interest rates, may adversely affect the liquidity of the Fund’s investments and the Fund may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such cases the sale proceeds received by a Fund may be substantially less than if the Fund had been able to sell the securities in more orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund’s net asset value. Some securities held by a Fund may be restricted as to resale, and there is often no ready market for such securities. In addition, a Fund, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Mid-cap stock risk
  Mid-cap companies often have more limited managerial and financial resources than larger, more established companies and, therefore, may be more susceptible to market downturns or changing economic conditions. Prices of mid-sized companies tend to be more volatile than those of larger companies and medium-sized issuers may be subject to greater degrees of changes in their earnings and prospects. Since mid-sized company stocks typically have narrower markets and are traded in lower volumes than larger company stocks, they may be more difficult to purchase and sell.

Stock market risk
  Stock market risk refers to the fact that stock (equity securities) prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline. A slower-growth or recessionary economic environment could have an adverse effect on stock prices. Consequently, a broad-based market drop may also cause a stock’s price to fall. Portfolio securities may also decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, or due to factors affecting particular industries represented in the securities markets, such as competitive conditions. Changes in the financial condition of a single issuer can impact a market as a whole, and adverse market conditions may be prolonged and may not have the same impact on all types of securities. In addition, the markets may not favor a particular kind of security, including equity securities. Values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

The Adviser may use several types of investment strategies in pursuing the Fund's overall investment objective. The following risks are those that the Adviser does not consider to be principal risks of the Fund. Additional risks are included in the Fund's SAI.

Derivatives risk
  Derivatives, such as forward currency contracts, futures contracts and options on futures contracts, are subject to the risk that small price movements can result in substantial gains or losses. Derivatives also entail exposure to counterparty risk, the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant securities, assets or indices. The Fund "covers" its exposure to certain derivative contracts by segregating or designating liquid assets on its records sufficient to satisfy current payment obligations, which may expose the Fund to the market through both the underlying assets subject to the contract and the assets used as cover. The use of derivatives may cause the Fund to incur losses greater than those that would have occurred had derivatives not been used.

Emerging markets investing risk
  There are greater risks involved in investing in emerging market countries than those associated with investment in developed foreign markets. The risks of investing in foreign securities generally are amplified for investments in emerging markets securities. Generally, markets in emerging market countries are less diverse and mature than those of developed countries and their political systems are less stable. Further, due to the smaller securities markets, lower trading volumes and less government regulation of securities markets in emerging market countries compared to those in developed countries, investments in emerging market securities generally are more illiquid and volatile and subject to a higher risk of settlement disruptions than investments in securities of issuers in developed countries. Consequently, emerging market securities may be subject to relatively more abrupt and severe price declines.

Investment company risk
  The Fund's ability to achieve its investment objective may be directly related to the ability of other investment companies (including ETFs) held by the Fund to meet their investment objectives. In addition, shareholders of the Fund will indirectly bear the fees and expenses of the underlying investment companies. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.

Securities lending risk
  The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (1) the inability of the borrower to return the securities, (2) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (3) a delay in recovery of the securities, or (4) the loss of rights in the collateral should the borrower fail financially. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral. In determining whether to lend securities, the Adviser or the Fund's securities lending agent will consider relevant facts and circumstances, including the creditworthiness of the borrower.

An investment in the Fund is not a complete investment program.

Organization and Management of the Fund

The Trust's Board of Trustees has the overall responsibility for overseeing the management of the Fund.

The Investment Adviser

The Trust has an Advisory Agreement with the Adviser. The Adviser is a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser oversees the operations of the Fund according to investment policies and procedures adopted by the Board of Trustees. As of September 30, 2017, the Adviser and its affiliates managed or advised assets totaling in excess of $58.9 billion for individual and institutional clients. The Adviser's address is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144.

The Adviser is a multi-boutique asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. Munder Capital Management ("Munder") is the investment franchise responsible for the day-to-day investment management of the Fund.

For the fiscal year ended June 30, 2017, the Fund paid advisory fees, before waivers, at an annual rate of 0.75% of the average daily net assets of the Fund.

See "Fund Fees and Expenses" for information about any contractual agreement agreed to by the Adviser to waive fees and/or reimburse expenses with respect the the Fund. From time to time, the Adviser also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to the Fund.

A discussion of the Board's most recent considerations in approving the Advisory Agreement is available in the Fund's semi-annual report for the period ended December 31, 2016.

Portfolio Management

Tony Y. Dong is the Lead Portfolio Manager, and Robert E. Crosby, Robert Glise, Gavin Hayman, Brian S. Matuszak and Sean D. Wright are Co-Portfolio Managers of the Fund. Mr. Dong has final investment authority for the Fund.

Tony Y. Dong is the Chief Investment Officer of Munder and has been with the Adviser since 2014. Prior to that, Mr. Dong was Vice Chairman and Chief Investment Officer of Munder Capital Management, where he was a member of portfolio management team of the Fund's predecessor fund since 2001. Mr. Dong is a CFA charterholder.

Robert E. Crosby is a Senior Portfolio Manager of Munder and has been with the Adviser since 2014. Prior to that, Mr. Crosby was a Senior Portfolio Manager of Munder Capital Management, where he was a member of portfolio management team of the Fund's predecessor fund since 2012. Mr. Crosby held various positions at Munder since 1993. Mr. Crosby is a CFA charterholder.

Gavin Hayman is a Senior Equity Analyst of Munder and has been with the Adviser since 2014. Prior to that, Mr. Hayman was an Equity Analyst of Munder Capital Management, where he was a member of portfolio management team of the Fund's predecessor fund since 2010. From 2007 to 2010, Mr. Hayman was Director-Research at Telemus Capital Partners, a high-net-worth management company. Mr. Hayman is a CFA charterholder.

Robert Glise is a Senior Portfolio Manager/Analyst of Munder and has been with the Adviser since September 2016. From 2002 through 2015, Mr. Glise was a Senior Partner and Senior Portfolio Manager with Northpointe Capital Management, where he was the lead manager of the mid-cap growth strategy and a member of the team managing the small-cap growth strategy. Mr. Glise is a CFA charterholder.

Brian S. Matuszak is a Senior Portfolio Manager of Munder and has been with the Adviser since 2014. Prior to that, Mr. Matuszak was a Senior Equity Analyst of Munder Capital Management, where he was a member of portfolio management team of the Fund's predecessor fund since 2006. Mr. Matuszak is a CFA charterholder.

Sean D. Wright is an Equity Analyst of Munder and has been with the Adviser since 2014. Prior to that, Mr. Wright was a Senior Equity Research Associate of Munder Capital Management, where he was a member of portfolio management team of the Fund's predecessor fund since 2014. Prior to joining MCM, he interned for RFC Financial Planners in Ann Arbor, Michigan, where he worked on various tasks related to portfolio management, asset allocation, and client relationship management.

The Fund's SAI provides additional information about the portfolio managers' method of compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

Investing with Victory

All you need to do to get started is to fill out an application.

If you are looking for a convenient way to open an account or to add money to an existing account, we can help. The sections that follow will serve as a guide to your investments with the Victory Funds. Choosing a Share Class will help you decide whether it would be more to your advantage to buy Class A, C, R, R6 or Y shares of the Fund. Class R, R6 and Y shares are available for purchase only by eligible shareholders. The following sections describe how to open an account directly with us, how to access information about your account, and how to buy, exchange and sell shares of the Fund. Note, this information will vary if you invest through a third party Investment Professional such as a brokerage firm and will be dependent on that firm's policies and practices. Consult your Investment Professional for specific details.

We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

Share Price

The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the value of your investment.

The Fund calculates its share price, called its net asset value ("NAV"), each business day as of the close of regular trading on the New York Stock Exchange, Inc. ("NYSE"), which is normally 4:00 p.m. Eastern Time. In the event of an emergency or other disruption in trading on the NYSE, the Fund's share price will be determined based upon the close of the NYSE. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is next calculated after you place your order. A business day is a day on which the NYSE is open.

To the extent the Fund's investments include securities that are primarily traded in foreign markets, the value of those securities may change on days when shareholders are unable to purchase and redeem the Fund's shares, such as on weekends or other days when the Fund does not price its shares.

The Fund prices its investments based on market value when market quotations are readily available. When these quotations are not readily available, the Fund will price its investments at fair value according to procedures approved by the Board of Trustees. The Fund will fair value a security when:

  Trading in the security has been halted;
  The market quotation for the security is clearly erroneous due to a clerical error;
  The security's liquidity decreases such that, in the Adviser's opinion, the market quotation has become stale; or
  An event occurs after the close of the trading market (but before the Fund's NAV is calculated) that, in the Adviser's opinion, materially affects the value of the security.

The use of fair value pricing may minimize arbitrage opportunities that attempt to exploit the differences between a security's market quotation and its fair value. The use of fair value pricing may not, however, always reflect a security's actual market value in light of subsequent relevant information, and the security's opening price on the next trading day may be different from the fair value price assigned to the security.

Each class of shares of the Fund calculates its NAV by adding up the total value of the investments and other assets of that class, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the class.

You may be able to find the Fund's NAV each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a fund reaches a specific number of shareholders or level of assets. You may also find the Fund's NAV by calling 800-539-3863 or by visiting the Fund's website at VictoryFunds.com.

Choosing a Share Class

CLASS A

  Front-end sales charge, as described in this section. There are several ways to reduce or eliminate this charge as discussed under Sales Charge Reductions and Waivers for Class A Shares.
  A contingent deferred sales charge (CDSC) may be imposed if you sell your shares within twelve months of their purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A and Class C Shares.
  Class A shares also pay ongoing distribution and/or service (12b-1) fees.
  Lower annual expenses than Class C or Class R shares.

CLASS C

  No front-end sales charge. All your money goes to work for you right away.
  A CDSC may be imposed if you sell your shares within twelve months of their purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A and Class C Shares.
  Class C shares also pay ongoing distribution and/or service (12b-1) fees.
  Higher annual expenses than all other classes of shares.

CLASS R

  No front-end sales charge or CDSC. All your money goes to work for you right away.
  Class R shares pay ongoing distribution and/or service (12b-1) fees.
  Class R shares are only available to certain investors.
  Higher annual expenses than all classes except Class C shares.

CLASS R6

  No front-end sales charge or CDSC. All your money goes to work for you right away.
  Class R6 shares do not pay any ongoing distribution and/or service (12b-1) fees.
  Class R6 shares are only available to certain investors.
  Lower annual expenses than all other classes of shares.

CLASS Y

  No front-end sales charge or CDSC. All your money goes to work for you right away.
  Class Y shares do not pay any ongoing distribution and/or service (12b-1) fees.
  Class Y shares are only available to certain investors.
  Lower annual expenses than Class A, Class C or Class R shares.

Share Classes

An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information. Your Investment Professional also can help you decide which share class is best for you. Investment Professionals and other intermediaries may charge fees for their services.

The Fund offers Class A, C, R, R6 and Y shares. Each share class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you and your Investment Professional to choose the class that best suits your investment needs. When you purchase shares of the Fund, you must choose a share class.

Deciding which share class best suits your situation depends on a number of factors that you should discuss with your Investment Professional, including: how long you expect to hold your investment, how much you intend to invest, and the total expenses associated with each share class.

The Fund currently offers only the classes of shares described in this Prospectus. At some future date, the Fund may offer additional classes of shares.

Also, not all Victory Funds offer all classes of shares, and some classes of shares are available for purchase only by eligible shareholders.

The Fund reserves the right, without notice, to change the eligibility criteria for purchasing a particular share class. For example, a class of shares may be available to purchase only by retirement plans or by institutional investors. The Fund may also waive any applicable eligibility criteria or investment minimums at its discretion.

The Fund or any class may be terminated at any time for failure to achieve an economical level of assets or for other reasons.

Calculation of Sales Charges for Class A Shares

For historical expense information, see the "Financial Highlights" at the end of this Prospectus.

Class A shares are sold at their public offering price, which is the NAV plus any applicable initial sales charge, also referred to as the "front-end sales load." The sales charge may be reduced or eliminated for larger purchases, as detailed below or as described under Sales Charge Reductions and Waivers for Class A Shares. The investment levels required to obtain a reduced sales charge are commonly referred to as "breakpoints."

All Class A purchases are subject to the terms described herein except for those purchases made through an intermediary specified in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.

In order to obtain a breakpoint discount, you must inform your Investment Professional at the time you purchase shares of the existence of the other Victory accounts or purchases of Victory Funds that are eligible to be linked for the purpose of calculating the initial sales charge. The Fund or your Investment Professional may ask you for records or other information about other Victory Funds held in your Victory accounts and linked accounts, including accounts opened with a different Investment Professional.

The current sales charge rates for Class A shares are listed below:

Your Investment in the Fund	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment
Up to $49,999	5.75%	6.10%
$50,000 up to $99,999	4.50%	4.71%
$100,000 up to $249,999	3.50%	3.63%
$250,000 up to $499,999	2.50%	2.56%
$500,000 up to $999,999	2.00%	2.04%
$1,000,000 and above[1]	0.00%	0.00%

1  A contingent deferred sales charge (CDSC) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed within twelve months of purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions. You may be eligible for a reduction or waiver of this CDSC under certain circumstances. See CDSC Reductions for Class A and Class C Shares and Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries for details.

Sales Charge Reductions and Waivers for Class A Shares

There are several ways you can combine multiple purchases of Class A shares of the Victory Funds to take advantage of reduced sales charges and, in some cases, eliminate sales charges.

In order to obtain a Class A sales charge reduction or waiver, you must provide your Investment Professional, financial intermediary or the Fund's transfer agent, at the time of purchase, with current information regarding shares of any Victory Funds held in other accounts. Such information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate that a sales charge was paid regarding shares of the Victory Funds held in: (i) all accounts (e.g., retirement accounts) with the Victory Funds and your Investment Professional; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse or domestic partner and children under 21).

The availability of a sales charge reduction or waiver discussed below will depend upon whether you purchase your shares directly from the Fund or through a financial intermediary. In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. Different intermediaries may impose different sales loads. These variations are described in Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. Except as described with respect to the intermediaries specified in Appendix A, all Class A shares are subject to the terms stated herein. In order to obtain waivers and discounts that are not available through your intermediary, you will have to purchase Fund shares directly from the Fund or through another intermediary.

You can find additional information regarding sales charges and their reductions, free of charge, at vcm.com/policies, by clicking on Victory Funds Pricing Policies.

You may reduce or eliminate the sales charge in the following cases:

  Your purchase is sufficient to reach a breakpoint (see Calculation of Sales Charges for Class A Shares above);
  If you anticipate purchasing $50,000 or more of shares of the Fund, or in combination with Class A shares of other Victory Funds (excluding those Funds that do not impose a sales charge), within a 13-month period, you may obtain the shares at the same reduced sales charge as though the total quantity were invested in one lump sum. In order to qualify for the reduced sales charge, you must submit a non-binding Letter of Intent (the "Letter") within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. You must start with a minimum initial investment of at least 5.00% of the total amount you intend to purchase. A portion of the shares purchased under the Letter will be held in escrow until the total investment has been completed. In the event you do not complete your commitment set forth in the Letter in the time period specified, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges;
  Rights of Accumulation allow you to add the value of any Class A shares of the Fund that you already own (excluding shares sold without a sales charge) to the amount of your next Class A investment to determine if your additional investment will qualify for a reduced sales charge. The value of the Class A shares you already own will be calculated by using the greater of the current value or the original investment amount. You may be eligible for reduced sales charges on future purchases of Class A shares of the Fund after you have reached a new breakpoint. To determine your reduced sales charge, you can add the value of your Class A shares (or those held by your spouse (including life partner) and your children under age 21), determined at the previous day’s NAV, to the amount of your new purchase, valued at the current offering price. To ensure that the reduced price will be received pursuant to the Fund’s Rights of Accumulation, you or your Investment Professional must inform the Fund’s transfer agent that the Rights apply each time shares are purchased and provide the transfer agent with sufficient information to permit confirmation of qualification;
  The Combination Privilege allows you to combine the value of Class A shares you own in accounts of multiple Victory Funds (excluding shares sold without a sales charge) and in accounts of household members of your immediate family (spouse or domestic partner and children under 21) to achieve a reduced sales charge on your added investment;
  The Reinstatement Privilege permits an investor, within 90 days of a redemption of Class A shares of the Fund, to reinvest all or part of the redemption proceeds in Class A shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. No service charge is currently imposed on reinvestment in Class A shares of the Fund within 90 days of a redemption of Class A shares;
  The Victory Funds will completely waive the sales charge for Class A shares in the following cases:
    Purchases of $1,000,000 or more;
    Purchases by:
      current and retired Victory Fund trustees or officers;
      directors, trustees, employees, and family members of employees of the Adviser or "Affiliated Providers;"1 and registered broker-dealers, financial intermediaries or their agents or affiliates who have agreements with Victory Capital Advisers, Inc., (the "Distributor"), if the shares are purchased for their own account, purchased for retirement plans of their employees or sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;
    Purchases for trust or other advisory accounts established with a financial institution and fee-based investment products or accounts;
    Reinvestment of proceeds from a liquidation distribution of Class A shares of a Victory Fund held in a deferred compensation plan, agency, trust, or custody account;
    Purchases by retirement plans, including Section 401 and 457 plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans. Investors nonetheless may be charged a fee if they effect transactions in Class A shares through a broker or agent;
    Purchases by participants in no transaction fee programs offered by certain broker-dealers (sometimes referred to as "supermarkets");
    Purchases by financial intermediaries who have entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers;
    Investors that have an investment account with the Adviser;
    Purchases by CMS Energy employees participating in a Victory prototype Roth IRA plan by way of payroll deduction from CMS Energy; and
    Individuals who reinvest the proceeds of redemptions from Class I or Class Y shares of a Victory Fund within 60 days of redemption.

1  Affiliated Providers are affiliates and subsidiaries of the Adviser and any organization that provides services to the Trust.

You should inform the Fund or your Investment Professional at the time of purchase of the sales charge waiver category which you believe applies.

CDSC for Class A Shares

A contingent deferred sales charge (CDSC) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed within twelve months of purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions.

More information is available in CDSC Reductions and Waivers for Class A and Class C Shares and Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. All Class A purchases are subject to the terms described herein except for those purchases made through the intermediaries specified in Appendix A.

CDSC for Class C Shares

You will pay a 1.00% CDSC on any Class C shares you sell within twelve months of purchase. The CDSC is based on the current value of the shares being sold or their NAV when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. There is no CDSC imposed when you exchange your shares for Class C shares of another Victory Fund; however, your exchange is subject to the same CDSC schedule that applied to your original purchase.

An investor may, within 90 days of a redemption of Class C shares, reinvest all or part of the redemption proceeds in the Class C shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. Class C share proceeds reinvested do not result in a refund of any CDSC paid by the shareholder, but the reinvested shares will be treated as CDSC exempt upon reinvestment. The shareholder must ask the Distributor for such privilege at the time of reinvestment.

To keep your CDSC as low as possible, each time you sell shares we will first sell shares in your account that are not subject to a CDSC. If there are not enough of these to meet your sale, we will sell the shares in the order they were purchased.

More information is available in CDSC Reductions and Waivers for Class A and Class C Shares and Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.

CDSC Reductions and Waivers for Class A and Class C Shares

No CDSC is imposed on redemptions of Class A shares in the following circumstances:

  To the extent that the shares redeemed:
    are no longer subject to the holding period for such shares;
    resulted from reinvestment of distributions; or
    were exchanged for shares of another Victory Fund as allowed by the Prospectus, provided that the shares acquired in such exchange or subsequent exchanges will continue to remain subject to the CDSC, if applicable, calculated from the original date of purchase until the applicable holding period expires. In determining whether the CDSC applies to each redemption, shares not subject to a CDSC are redeemed first;
  Following the death or post-purchase disability of:
    a registered shareholder on an account; or
    a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;
  Distributions from individual retirement accounts, Section 403(b), Section 457 and Section 401 qualified plans, where redemptions result from:
    required minimum distributions with respect to that portion of such contributions that does not exceed 12% annually;
    tax free returns of excess contributions or returns of excess deferral amounts;
    distributions on the death or disability of the account holder;
    distributions for the purpose of a loan or hardship withdrawal from a participant plan balance; or
    distributions as a result of separation of service;
  Distributions as a result of a Qualified Domestic Relations Order or Domestic Relations Order required by a court settlement;
  In instances where the investor’s dealer or institution waived its commission in connection with the purchase and notifies the Distributor prior to the time of investment;
  When the redemption is made as part of a Systematic Withdrawal Plan (including dividends), up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established; or
  Participant-initiated distributions from employee benefit plans or participant-initiated exchanges among investment choices in employee benefit plans.

Eligibility Requirements to Purchase Class R Shares

Class R shares may only be purchased by:

  Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans.
  Fee-based investment products or accounts.

Eligibility Requirements to Purchase Class R6 Shares

Class R6 shares may only be purchased by:

  Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans.
  Investors who purchase through select fee-based advisory programs with an approved financial intermediary. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based upon the value of the account. Such transactions may be subject to additional rules or requirements of the applicable financial intermediary's program.
  Registered investment companies.

Eligibility Requirements to Purchase Class Y Shares

Only Eligible Investors may purchase or exchange into Class Y shares of the Fund. Eligible Investors include the following:

  Institutional and individual retail investors with a minimum investment in Class Y shares of $1,000,000 who purchase through certain broker-dealers or directly from the transfer agent.
  Clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds, who invest at least $2,500.
  Pension, profit sharing, employee benefit and other similar plans and trusts that invest in the Funds.
  Investors who purchase through select fee-based advisory programs with an approved financial intermediary. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based upon the value of the account. Such transactions may be subject to additional rules or requirements of the applicable financial intermediary's program.
  Purchases by:
    current and retired Victory Fund trustees or officers (including the former trustees and officers of the Munder Series Trust);
    directors, trustees, employees, and family members of employees of the Adviser or "Affiliated Providers";1 investment advisory clients of the Adviser; or
    investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members.

1  Affiliated Providers are affiliates and subsidiaries of the Adviser and any organization that provides services to the Trust.

Information About Fees

Distribution and Service Plans

In accordance with Rule 12b-1 of the Investment Company Act of 1940, the Trust has adopted Distribution and Service Plans for Class A shares, Class C shares and Class R shares of the Fund.

Under the Class A Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.25% of its average daily net assets of Class A shares. Under the Class R Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.50% of its average daily net assets of Class R shares. The fee is paid for general distribution services, for selling Class A and Class R shares of the Fund and, as applicable, for providing personal services to shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's shares. Personal services to shareholders are generally provided by broker-dealers or other intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Under the Class C Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of 1.00% of the average daily net assets of its Class C shares. Of this amount, 0.75% of the Fund's Class C shares average daily net assets will be paid for general distribution services and for selling Class C shares. The Fund will pay 0.25% of its Class C shares average daily net assets to compensate financial institutions that provide personal services to Class C shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's Class C shares. Personal services to shareholders are generally provided by broker-dealers or other financial intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Because Rule 12b-1 fees are paid out of the Fund's assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Other Payments to Financial Intermediaries

Except with respect to Class R6 shares, if you purchase Fund shares through an Investment Professional, a broker dealer, or other financial intermediary, the Fund may pay for sub-transfer agent, recordkeeping and/or similar administrative services. In addition, the Adviser (and its affiliates) may make substantial payments to affiliated and unaffiliated dealers or other Investment Professionals and service providers for distribution, administrative and/or shareholder servicing activities, out of its own resources, including the profits from the advisory fees the Adviser receives from the Fund. The Adviser also may reimburse the Distributor (or the Distributor's affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or other Investment Professionals for marketing, promotional or related expenses; these payments are often referred to as "revenue sharing."

In some circumstances, these types of payments may create an incentive for a dealer or Investment Professional or its representatives to recommend or offer shares of the Fund or other Victory Funds to its customers. You should ask your dealer or Investment Professional for more details about any such payments it receives.

No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker-dealers or other financial intermediaries from Fund assets or the Adviser's or an affiliate's resources on sales of or investments in Class R6 shares.

How to Buy Shares

Opening an account

If you would like to open an account, you will first need to complete an Account Application.

You can obtain an Account Application by calling Victory Funds Customer Service at 1-800-539-3863. You can also download an Account Application by visiting the Fund's website, VictoryFunds.com, and clicking on the Victory Funds Account Application link. Send the completed Account Application, along with a check made payable to the Victory Funds, at the following address:

Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593

You can also obtain an Account Application by contacting your Investment Professional. When you invest through an Investment Professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ. In addition to any limitations described in this Prospectus, an Investment Professional or other intermediary may also place other limits on your ability to use the services of the Fund. Sometimes an Investment Professional will charge you for its services. This fee will be in addition to, and unrelated to, the fees and expenses charged by the Fund.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the Fund is unable to collect the required information, you may not be able to open your account. Additional details about the Fund's Customer Identification Program are available in the section "Important Fund Policies."

If your investment order is accepted by the Fund, an Investment Professional or other intermediary, it will be priced at the NAV next computed as described in the section entitled "Share Price."

If you participate in a retirement plan that offers one of the Victory Funds as an option, please consult your employer for information on how to purchase shares of the Victory Funds through the plan, including any restrictions or limitations that may apply.

Paying for your initial purchase

Make your check payable to the "Victory Funds." All checks must be drawn on U.S. banks. If your check is returned as uncollectible for any reason, you will be charged for any resulting fees and/or losses. The Fund does not accept cash, money orders, traveler's checks, credit card convenience checks, or third party checks. Additionally, bank starter checks are not accepted for the shareholder's initial investment into the Fund. All payments must be denominated in U.S. dollars.

Minimum investments

If you would like to buy Class A or Class C shares, the minimum investment required to open an account is $2,500; no minimum for certain retirement plans and approved fee-based and/or advisor program and similar accounts ($1,000 for IRA accounts), with additional investments of at least $50. If you would like to buy Class R, Class R6 or Class Y shares, you must first be an Eligible Investor, as discussed in the section Choosing a Share Class — Eligibility Requirements to Purchase. There are no minimum investment amounts required for Class R, Class R6 or Class Y shares except as set forth in the Eligibility Requirements to Purchase.

Individual purchases of $1,000,000 and above will automatically be made in Class A shares of the Fund purchased.

If your account falls below the minimum investment amount, we may ask you to reestablish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

The minimum investment required to open an account may be waived or lowered for employees, and immediate family members of the employee, of the Adviser, the Administrator, and their affiliates. In addition, the minimum investment required may be waived when the Fund is purchased in a managed account or within qualified retirement plans or in other similar circumstances. Although the Fund may sometimes waive the minimum investment, when it does so, it always reserves the right to reject initial investments under the minimum at its discretion.

There is no minimum investment required to open an account or for additional investments in Victory Simple IRAs.

Purchasing additional shares

Once you have an existing account, you can make additional investments at any time in any amount (subject to any minimums) in the following ways:

  By Mail

  To ensure that your additional investment is properly credited to your account, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

  By Telephone

  If you have an existing account that has been set up to receive electronic transfers, you can buy additional shares by calling Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday.

  By Exchange

  You may purchase shares of the Fund using the proceeds from the simultaneous redemption of shares of another Victory Fund if it is eligible for an exchange with your Fund. You may initiate an exchange online (if you are a registered user of VictoryFunds.com), by telephone, or by mail. See the section "Exchanging Shares."

  Via the Internet

  If you are a registered user, you may request a purchase of shares through our website at VictoryFunds.com. Your account must be set up for Automated Clearing House ("ACH") payment in order to execute online purchases.

  By ACH

  Your account must be set up for ACH payment in order to execute purchases online or by telephone. It takes about 15 days to set up an ACH account and only domestic member banks may be used. After your account is set up, your purchase amount can be transferred by ACH. Currently, the Fund does not charge a fee for ACH transfers but it reserves the right to charge for this service in the future. Your originating bank may charge a fee for ACH transfers.

  By Wire

  You may buy Fund shares by bank wire transfer of same day funds. Please call Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday for wiring instructions. Any commercial bank can transfer same-day funds by wire.

  Although the transfer agent does not currently charge you for receiving same-day funds, it reserves the right to charge for this service in the future. Your bank may charge you for wiring same-day funds. You cannot buy shares for tax-qualified retirement plans by wire transfer.

  By Systematic Investment Plan

  To enroll in the Systematic Investment Plan, you should check this box on the Account Application or on the Account Maintenance Form. We will need your bank information and the amount ($50 or more) and frequency of your investment. You can select monthly, quarterly, semi-annual or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement before we will make automatic withdrawals from your bank account and invest it in shares of the Fund.

Other purchase rules you should know

The Fund reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund or its shareholders. The Fund also reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a Fund account, or to add to an existing Fund account.

Keep these addresses handy for purchases, exchanges, or redemptions.

BY REGULAR U.S. MAIL	Victory Funds P.O. Box 182593 Columbus, OH 43218-2593
BY OVERNIGHT MAIL	Use the following address ONLY for overnight packages: Victory Funds c/o FIS TA Operations 4249 Easton Way, Suite 400 Columbus, OH 43219 PHONE: 800-539-3863
BY WIRE	Call 800-539-3863 BEFORE wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions.
BY TELEPHONE	800-539-FUND (800-539-3863)
ON THE INTERNET	www.VictoryFunds.com

If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of Fund shares in your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive a financial report of the Fund. By February 15th of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

Retirement Plans

You can use the Fund as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Fund for details regarding an IRA or other retirement plan that works best for your financial situation.

How to Exchange Shares

There may be limits on the ability to exchange between certain Victory Funds. You can obtain a list of Victory Funds available for exchange by calling 800-539-FUND or by visiting VictoryFunds.com

The shares of any class of the Fund may be exchanged for the shares of any other class offered by the Fund or the same class, or any other class, of any other Victory Fund, either through your Investment Professional or directly through the Fund, subject to the conditions described below:

  Exchanges are subject to any CDSC, minimum investment limitation or eligibility requirements described in the applicable Prospectus and SAI. You may be required to provide sufficient information to establish eligibility to exchange into the new share class.
  To exchange between Victory Funds, the other Victory Fund you wish to exchange into must be eligible for exchange with your Fund.
  Shares of the Victory Fund selected for exchange must be available for sale in your state of residence.

If you have questions about these, or any of the Fund's other exchange policies, please consult Victory Customer Service or your Investment Professional before requesting an exchange.

Before exchanging, you should read the Prospectus of the Fund you wish to exchange into, which may be subject to different risks, fees and expenses.

Class C share conversion

You may be able to convert your Class C shares to a different share class of the same Fund that has a lower expense ratio provided certain conditions are met. This conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Please contact your financial intermediary for additional information.

Processing your exchange/conversion

If your exchange request is received and accepted by the Fund, an Investment Professional or other intermediary by the close of trading as described in the section entitled "Share Price" then your exchange will be processed the same day. Your exchange will be processed on the next business day if received after the close of trading. Exchanges will occur at the respective NAVs of the share classes next calculated after receipt and acceptance of your exchange request in good order, plus any applicable sales charge described in the Prospectus.

If your Fund shares are converted to a different share class, the transaction will be based on the respective NAV of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day's NAVs. Please contact your financial intermediary regarding the tax consequences of any conversion.

Requesting an exchange

You can exchange shares of the Fund by telephone, by mail or via the Internet. You cannot exchange into an account with a different registration or tax identification number.

By Telephone

Unless you indicate otherwise on the account application, Victory Customer Service will be authorized to accept exchange instructions received by telephone.

By Mail

Send a letter of instruction signed by all registered owners or their legal representatives to the Victory Funds.

Via the Internet

You may also exchange shares via the Internet at VictoryFunds.com if you are a registered user.

Other exchange rules you should know

The Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. The Fund may terminate or modify the exchange privilege at any time on 60 days' notice to shareholders.

An exchange of Fund shares for shares of another Victory Fund constitutes a sale for tax purposes unless the exchange is made within an IRA or other tax-deferred account.

For information on how to exchange shares of the Fund that were purchased through your employer's retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.

How to Sell Shares

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.

If your redemption request is received in good order by the close of trading on the NYSE, your redemption will be processed the same day. Your redemption will not be processed until the next business day if it is received after the close of trading on the NYSE. You cannot redeem your shares at www.VictoryFunds.com.

BY TELEPHONE

The easiest way to redeem shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

  Mail a check to the address of record;
  Wire funds to a previously designated domestic financial institution;
  Mail a check to a previously designated alternate address; or
  Electronically transfer your redemption via ACH to a previously designated domestic financial institution.

The transfer agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the transfer agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, none of the Trust, its servicing agents, the Adviser, or the transfer agent will be responsible for any losses. If the transfer agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the transfer agent or your Investment Professional by telephone, consider placing your order by mail.

BY MAIL

Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A Medallion signature guarantee is required for the following redemption requests:

  Your account registration has changed within the last 15 business days;
  The check is not being mailed to the address on your account;
  The check is not being made payable to the owner of the account;
  The redemption proceeds are being transferred to another Victory Fund account with a different registration; or
  The check or wire is being sent to a different bank account than was previously designated.

You can get a Medallion signature guarantee from a financial institution — such as a commercial bank, broker dealer, credit union, clearing agency, or savings bank — that is a member of a Medallion signature guarantee program.

BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call before the close of trading on the NYSE, your funds will be wired on the next business day.

BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after the close of trading on the NYSE. It will be transferred by ACH as long as the transfer is to a domestic bank.

Systematic Withdrawal Plan

If you check this box on the Account Application or on the Account Maintenance Form, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more at the time you establish the Systematic Withdrawal Plan. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a Medallion signature guaranteed letter of instruction. You should be aware that each withdrawal may be a taxable transaction. Also, each withdrawal reduces your account balance, and eventually your account balance may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below the initial purchase minimum, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Additional Information about Redemptions
  Redemption proceeds from the sale of Fund shares purchased by a check or through ACH will be held until the purchase check or ACH has cleared, which will take up to 10 business days.
  We typically expect to send the proceeds from your share redemption within one business day after we execute your order, but we may take up to seven business days to send redemption proceeds, regardless of payment type. When you sell shares through your financial intermediary, you can ask the intermediary to tell you when you can expect to receive the proceeds of your redemption.
  The Fund may suspend your right to redeem your shares in the following circumstances:
    During non-routine closings of the NYSE;
    When the SEC determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or
    When the SEC orders a suspension to protect the Fund's shareholders.
  The Fund typically uses cash and cash equivalents held in its portfolio or sells portfolio assets to meet redemption requests. In unusual circumstances or under stressed market conditions, the Fund may use other methods to raise cash to meet redemption requests. For example, the Fund may draw funds from a line of credit or borrow available cash held by other Victory Funds under an "interfund lending program" in reliance on an exemptive order from the SEC.
  The Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1.00% of the Fund's net assets. The Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash. Securities received pursuant to an in-kind redemption are subject to market risk until sold and may be subject to brokerage and other fees.
  If you choose to have your redemption proceeds mailed to you and either the United States Postal Service is unable to deliver the redemption check to you or the check remains outstanding for more than six months, the Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed redemption checks.

Distributions and Taxes

Buying a dividend. You should check the Fund's distribution schedule before you invest. If you buy shares of the Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

As a shareholder, you are entitled to your share of net income and capital gains on the Fund's investments. The Fund passes its earnings along to investors in the form of dividends. Dividends paid by the Fund represent the net income from dividends and interest earned on investments after expenses. The Fund will distribute short-term gains, as necessary, and if the Fund makes a long-term capital gain distribution, it is normally paid once a year.

Ordinarily, the Fund declares and pays dividends annually. However, the Fund may not always pay a dividend or distribution for a given period. Each class of shares declares and pays dividends separately.

Distributions can be received in one of the following ways. Please check with your Investment Professional if you are unsure of which option is right for you.

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-539-FUND.

Reinvestment Option

You can have distributions automatically reinvested in additional shares of the Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

Cash Option

A check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the United States Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the distribution option on your account will default to the reinvestment option as described above. The Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed distribution checks.

Income Earned Option

You can automatically reinvest your dividends in additional shares of the Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

Directed Distributions Option

In most cases, you can automatically reinvest distributions in shares of another Victory Fund. If you reinvest your distributions in a different Victory Fund, you will pay a sales charge on the amount of reinvested distributions.

Directed Bank Account Option

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the transfer agent will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

Important Information about Taxes

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in the Fund.

The Fund expects to pay no federal income tax on the earnings and capital gains it distributes to shareholders.

  Qualified dividends received from the Fund by noncorporate shareholders will be taxed at long-term capital gain rates to the extent attributable to qualified dividends received by the Fund. Nonqualified dividends, dividends received by corporate shareholders and dividends from the Fund's short-term capital gains are taxable as ordinary income. Dividends from the Fund's long-term capital gains are taxable as long-term capital gains.
  Dividends are treated in the same manner for U.S. federal income tax purposes whether you receive them in cash, additional shares of the Fund, or you reinvest them in shares of another Victory Fund.
  An exchange of the Fund's shares for shares of another Victory Fund will be treated as a sale. When you sell or exchange shares of the Fund, you must recognize any gain or loss.
  An exchange of one class of the Fund's shares for shares of another class of the same Fund generally constitutes a nontaxable exchange.
  Distributions from the Fund and gains from the disposition of your shares may also be subject to state and local income tax.
  An additional 3.8% Medicare tax will be imposed on certain net investment income (which includes ordinary dividends, capital gain distributions from the Fund, and gain recognized on a disposition of shares) of certain U.S. individuals, estates, and trusts.
  Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.
  Tax statements will be mailed from the Fund by mid-February showing the amounts and tax status of distributions made to you.
  Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.
  The Fund is generally required by law to provide you and the Internal Revenue Service with certain cost basis information related to the sale or redemption of any of your shares in the Fund acquired on or after January 1, 2012 (including distributions that are reinvested in additional shares of the Fund).
  The Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or the Fund is notified by the Internal Revenue Service that backup withholding is required.
  You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in the Fund.
  The Fund may provide estimated capital gain distribution information through its website at VictoryFunds.com.

Important Fund Policies

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Fund must obtain the following information for each person who opens a new account:

  Name;
  Date of birth (for individuals);
  Residential or business street address (although post office boxes are still permitted for mailing); and
  Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Account Maintenance Information

For the following non-financial transactions, the Victory Funds require proof that your signature authorizing a transaction is authentic. This verification can be provided in all cases by either a Signature Validation Program (SVP) stamp or a Medallion signature guarantee (MSG). In some instances a Notary Public stamp is an acceptable alternative. As with the Medallion signature guarantee, a SVP stamp can also be obtained from a financial institution that is a member of the SVP program.

  Change of name (Notary Public, SVP or MSG);
  Add/change banking instructions (SVP or MSG);
  Add/change beneficiaries (Notary Public, SVP or MSG);
  Add/change authorized account traders (SVP or MSG);
  Adding a Power of Attorney (Notary Public, SVP or MSG);
  Add/change Trustee (Notary Public, SVP or MSG); and
  Uniform Transfers to Minors Act/Uniform Gifts to Minors Act custodian change (Notary Public, SVP or MSG).

Market Timing

The Victory Funds discourage frequent purchases and redemptions of Fund shares (market timing). Market timing allows investors to take advantage of market inefficiencies, sometimes to the disadvantage of other shareholders. Market timing increases Fund expenses to all shareholders by increasing portfolio turnover. In addition, market timing could potentially dilute share value for all other shareholders by requiring the Fund to hold more cash than it normally would.

The Fund's Board of Trustees has adopted policies and procedures with respect to market timing. In order to prevent or minimize market timing, the Fund will:

  Employ "fair value" pricing, as described in this Prospectus under Share Price, to minimize the discrepancies between a security's market quotation and its perceived market value, which often gives rise to market timing activity; and
  Monitor for suspected market timing based on "short-term transaction" activity, that is, a purchase or redemption of a Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund.

In monitoring for market timing activity, we consider, among other things, the frequency of your trades and whether you acquired your Fund shares directly through the transfer agent or whether you combined your trades with a group of shareholders in an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary.

Frequent trading by a shareholder is generally a characteristic of market timing. Therefore, any account in which Fund shares are acquired directly through the transfer agent, or where the Fund can adequately identify the shareholder, with a history of three short-term transactions within 90 days or less is suspected of market timing and the shareholder's trading privileges (other than redemption of Fund shares) will be suspended.

We may make exceptions to the "short-term transaction" policy for certain types of transactions if, in the opinion of the Adviser, under the oversight of the Board, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the Fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the Fund or administrator and transactions by certain qualified funds-of-funds.

If you acquired shares through an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary (such as investment advisers, broker-dealers, third-party administrators or insurance companies), and market timing is suspected, different purchase and exchange limitations may apply. We may rely upon a financial intermediary's policy to deter short-term or excessive trading (i) if we believe that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of the Fund, or (ii) if we receive an undertaking from the financial intermediary to enforce short-term or excessive trading policies on behalf of the Fund that provide a substantially similar level of protection for the Fund against such transactions. If you hold your Fund shares through a financial intermediary, you are advised to consult the intermediary to determine what purchase and exchange limitations apply to your account.

We reserve the right to reject or cancel a purchase or exchange order for any reason without prior notice. We will deny your request to purchase or exchange your shares if we believe that the transaction is part of a market timing strategy.

The Fund's market timing policies and procedures may be modified or terminated at any time under the oversight of the Board.

Portfolio Holdings Disclosure

The Fund discloses its complete portfolio holdings as of the end of its second fiscal quarter and its fiscal year in its reports to shareholders. The Fund sends reports to its existing shareholders no later than 60 days after the relevant fiscal period, and files these reports with the SEC by the 70th day after the end of the relevant fiscal period. You can find these reports on the Fund's website, VictoryFunds.com, and on the SEC's website, www.sec.gov.

The Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find these filings on the SEC’s website, www.sec.gov.

The Fund also discloses its complete portfolio holdings each calendar quarter on the Fund's website, VictoryFunds.com, no earlier than the 15th day after the quarter end.

You can find a complete description of the Fund's policies and procedures with respect to disclosure of its portfolio securities in the Fund's SAI or on the Fund's website, VictoryFunds.com.

Performance

The Victory Funds may advertise the performance of the Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations.

Advertising information may include the average annual total return of the Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations and publications.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Victory Funds may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Victory Funds send these documents to each shareholder individually by calling the Victory Funds at 800-539-FUND (800-539-3863), and they will be delivered promptly.

While this Prospectus and the SAI of the Trust describe pertinent information about the Trust and the Fund, neither this Prospectus nor the SAI represents a contract between the Trust or the Fund and any shareholder.

Other Service Providers

Victory Capital Advisers, Inc. (the Distributor), member FINRA and SIPC, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, serves as distributor for the continuous offering of the Fund's shares. The Distributor is an affiliate of the Adviser.

Citibank, N.A., 388 Greenwich St., New York, New York 10013, serves as the custodian of the Fund's investments and cash and settles trades made by the Fund.

Victory Capital Management Inc., 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, also serves as the administrator and fund accountant for the Fund.

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, Ohio 43219, serves as the sub-administrator and sub-fund accountant for the Fund.

FIS Investor Services LLC, 4249 Easton Way, Suite 400, Columbus, Ohio 43219, serves as the transfer agent and dividend disbursing agent for the Fund.

Ernst & Young LLP, 1900 Scripps Center, 312 Walnut Street, Cincinnati, Ohio 45202, serves as the independent registered public accounting firm for the Fund.

Morrison & Foerster LLP, 250 West 55th Street, New York, New York 10019, serves as legal counsel to the Fund.

Financial Highlights

The following financial highlights tables reflect historical information about shares of the Fund and are intended to help you understand the Fund's financial performance for the past five years.

Certain information shows the results of an investment in one share of the Fund. To the extent the Fund invests in other funds, the Total Annual Operating Expenses included in the Fund's Fees and Expenses table may not correlate to the ratio of expenses to average net assets in the financial highlights below. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The Fund's financial highlights includes historical information of the Fund's predecessor, Munder Mid-Cap Core Growth Fund, a separate series of Munder Series Trust that was managed by Munder Capital Management, for periods prior to October 31, 2014.

The information for each period has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The Fund's annual and semi-annual reports are available by calling the Fund at 800-539-FUND and at VictoryFunds.com.

Munder Mid-Cap Core Growth Fund

	Class A Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$35.99	$43.31	$43.91	$36.60	$29.99
Investment Activities:
Net investment income (loss)(a)	(0.08)	(0.08)	(0.12)	(0.17)	(0.01)
Net realized and unrealized gains (losses) on investments	5.79	(3.36)	4.35	8.27	6.62
Total from Investment Activities	5.71	(3.44)	4.23	8.10	6.61
Distributions to Shareholders:
Net investment income	—	—	—		—
Net realized gains from investments	(4.49)	(3.88)	(4.83)	(0.79)	—
Total Distributions to Shareholders	(4.49)	(3.88)	(4.83)	(0.79)	—
Capital Contributions from Prior Custodian	—	—(b)	—	—	—
Net Asset Value, End of Period	$37.21	$35.99	$43.31	$43.91	$36.60
Total Return (excludes sales charge)	17.18%	(7.94)%	10.03%	22.24%	22.04%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$657,496	$970,418	$1,266,891	$1,457,999	$1,311,428
Ratio of net expenses to average net assets	1.31%	1.32%	1.32%	1.32%	1.33%
Ratio of net investment income (loss) to average net assets	(0.21)%	(0.21)%	(0.27)%	(0.41)%	(0.04)%
Ratio of gross expenses to average net assets (c)	1.31%	1.34%	1.33%	1.32%	1.33%
Portfolio turnover (d)	55%	40%	27%	37%	25%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class C Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$31.34	$38.51	$39.81	$33.49	$27.65
Investment Activities:
Net investment income (loss)(a)	(0.27)	(0.29)	(0.38)	(0.43)	(0.24)
Net realized and unrealized gains (losses) on investments	4.96	(3.00)	3.91	7.54	6.08
Total from Investment Activities	4.69	(3.29)	3.53	7.11	5.84
Distributions to Shareholders:
Net investment income	—	—	—(b)	—	—
Net realized gains from investments	(4.49)	(3.88)	(4.83)	(0.79)	—
Total Distributions to Shareholders	(4.49)	(3.88)	(4.83)	(0.79)	—
Capital Contributions from Prior Custodian	—	—(b)	—	—	—
Net Asset Value, End of Period	$31.54	$31.34	$38.51	$39.81	$33.49
Total Return (excludes contingent deferred sales charge)	16.43%	(8.58)%	9.26%	21.34%	21.12%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$148,305	$200,199	$253,359	$247,748	$214,548
Ratio of net expenses to average net assets	1.97%	2.00%	2.02%	2.07%	2.08%
Ratio of net investment income (loss) to average net assets	(0.88)%	(0.89)%	(0.96)%	(1.16)%	(0.79)%
Portfolio turnover (c)	55%	40%	27%	37%	25%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class R Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$34.89	$42.22	$43.02	$35.96	$29.54
Investment Activities:
Net investment income (loss)(a)	(0.16)	(0.17)	(0.22)	(0.26)	(0.09)
Net realized and unrealized gains (losses) on investments	5.58	(3.28)	4.25	8.11	6.51
Total from Investment Activities	5.42	(3.45)	4.03	7.85	6.42
Distributions to Shareholders:
Net realized gains from investments	(4.49)	(3.88)	(4.83)	(0.79)	—
Total Distributions to Shareholders	(4.49)	(3.88)	(4.83)	(0.79)	—
Capital Contributions from Prior Custodian	—	—(b)	—	—	—
Net Asset Value, End of Period	$35.82	$34.89	$42.22	$43.02	$35.96
Total Return	16.87%	(8.19)%	9.76%	21.94%	21.73%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$32,913	$39,928	$56,807	$63,454	$55,047
Ratio of net expenses to average net assets	1.57%	1.57%	1.57%	1.57%	1.58%
Ratio of net investment income (loss) to average net assets	(0.47)%	(0.46)%	(0.51)%	(0.65)%	(0.28)%
Ratio of gross expenses to average net assets (c)	1.64%	1.62%	1.68%	1.57%	1.58%
Portfolio turnover (d)	55%	40%	27%	37%	25%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class R6 Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$37.82	$45.11	$45.38	$37.66	$30.71
Investment Activities:
Net investment income (loss)(a)	0.10	0.10	0.08	0.03	0.14
Net realized and unrealized gains (losses) on investments	6.12	(3.51)	4.51	8.49	6.81
Total from Investment Activities	6.22	(3.41)	4.59	8.52	6.95
Distributions to Shareholders:
Net investment income	—	—	(0.03)	(0.01)	—
Net realized gains from investments	(4.49)	(3.88)	(4.83)	(0.79)	—
Total Distributions to Shareholders	(4.49)	(3.88)	(4.86)	(0.80)	—
Capital Contributions from Prior Custodian	—	—(b)	—	—	—
Net Asset Value, End of Period	$39.55	$37.82	$45.11	$45.38	$37.66
Total Return	17.73%	(7.54)%	10.51%	22.75%	22.63%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$761,607	$752,971	$735,002	$478,718	$72,090
Ratio of net expenses to average net assets	0.85%	0.87%	0.89%	0.89%	0.89%
Ratio of net investment income (loss) to average net assets	0.26%	0.25%	0.18%	0.08%	0.39%
Ratio of gross expenses to average net assets (c)	0.85%	0.87%	0.90%	0.89%	0.89%
Portfolio turnover (d)	55%	40%	27%	37%	25%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class Y Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$37.51	$44.85	$45.22	$37.58	$30.71
Investment Activities:
Net investment income (loss)(a)	0.02	0.02	(0.01)	(0.07)	0.07
Net realized and unrealized gains (losses) on investments	6.06	(3.48)	4.48	8.50	6.80
Total from Investment Activities	6.08	(3.46)	4.47	8.43	6.87
Distributions to Shareholders:
Net investment income	—	—	(0.01)	—	—
Net realized gains from investments	(4.49)	(3.88)	(4.83)	(0.79)	—
Total Distributions to Shareholders	(4.49)	(3.88)	(4.84)	(0.79)	—
Capital Contributions from Prior Custodian	—	—(b)	—	—	—
Net Asset Value, End of Period	$39.10	$37.51	$44.85	$45.22	$37.58
Total Return	17.49%	(7.71)%	10.29%	22.55%	22.37%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,345,812	$2,965,306	$4,026,757	$4,021,165	$3,605,966
Ratio of net expenses to average net assets	1.04%	1.06%	1.07%	1.07%	1.08%
Ratio of net investment income (loss) to average net assets	0.06%	0.05%	(0.01)%	(0.16)%	0.21%
Ratio of gross expenses to average net assets (c)	1.05%	1.06%	1.08%	1.07%	1.08%
Portfolio turnover (d)	55%	40%	27%	37%	25%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

The availability of certain initial and contingent deferred sales charge reductions and waivers may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. The following information about variations in sales charge reductions and waivers is applicable only to investors who purchase Fund shares through a Merrill Lynch platform or account.

In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive those reductions and waivers.

Merrill Lynch

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
Shares purchased by or through a 529 Plan
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this prospectus
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
CDSC Waivers on A and C Shares available at Merrill Lynch
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus.
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

P.O. Box 182593
Columbus, OH 43218-2593

Statement of Additional Information (SAI):  The SAI contains more information about the Fund's operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this Prospectus, which means that it is legally part of this Prospectus, even if you don't request a copy.

Annual and Semi-Annual Reports:  Annual and semi-annual reports contain more information about the Fund's investments and the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal period.

How to Obtain Information:  You may obtain a free copy of the SAI or annual and semi-annual reports, and ask questions about the Fund or your accounts, online at VictoryFunds.com, by contacting the Victory Funds at the following address or telephone number, or by contacting your financial intermediary.

By telephone: Call Victory Funds at 800-539-FUND (800-539-3863)	By mail: Victory Funds P.O. Box 182593 Columbus, OH 43218-2593

You also can get information about the Fund (including the SAI and other reports) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person: SEC Public Reference Room Washington, D.C. Call 202-551-8090 for location and hours.	By mail: SEC Public Reference Section Washington, D.C. 20549-1520	On the Internet: EDGAR database at sec.gov or by email request at publicinfo@sec.gov
Investment Company Act File Number 811-4852	VF-MCCG-PRO (11/17)

November 1, 2017

Prospectus

Victory Munder Small Cap Growth Fund

Class A	MASCX
Class I	MIGSX
Class Y	MYSGX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

VictoryFunds.com
800-539-FUND
(800-539-3863)

Victory Funds

Fund Summary

    Investment Objective

    Fund Fees and Expenses

    Principal Investment Strategy

    Principal Risks

    Investment Performance

    Management of the Fund

    Purchase and Sale of Fund Shares

    Tax Information

    Payments to Broker-Dealers and Other Financial Intermediaries

Additional Fund Information

    Investments

    Risk Factors

Organization and Management of the Fund

Investing with Victory

    Share Price

    Choosing a Share Class

    Information About Fees

    How to Buy Shares

    How to Exchange Shares

    How to Sell Shares

Distributions and Taxes

Important Fund Policies

Other Service Providers

Financial Highlights

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Munder Small Cap Growth Fund Summary

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your Investment Professional, in Investing with Victory on page 14 and in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries of the Fund's Prospectus. You may also find information about these discounts in Additional Purchase, Exchange and Redemption Information on page 44 of the Fund's Statement of Additional Information ("SAI").

Shareholder Fees (paid directly from your investment)	Class A	Class I	Class Y
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE[1]	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%	0.85%
Distribution (12b-1) Fees	0.25%	0.00%	0.00%
Other Expenses	3.57%	0.52%	3.13%
Total Annual Fund Operating Expenses	4.67%	1.37%	3.98%
Fee Waiver/Expense Reimbursement[2]	(3.27)%	(0.22)%	(2.73)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	1.40%	1.15%	1.25%

1  A contingent deferred sales charge of 0.75% may be imposed on Class A shares purchased as part of an investment of $1,000,000 or more that were not subject to an initial sales charge and that are redeemed within 12 months of purchase. See Choosing a Share Class in the Prospectus.

2  Victory Capital Management Inc., the Fund's investment adviser, ("Adviser") has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes and brokerage commissions) of Class A, Class I and Class Y shares do not exceed 1.40%, 1.15% and 1.25%, respectively, until at least October 31, 2018. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) recoupment. This agreement may only be terminated by the Fund’s Board of Trustees.

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The amounts shown reflect the fee waiver/expense reimbursement in place through the expiration date. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$709	$1,624	$2,545	$4,875
Class I	$117	$412	$729	$1,627
Class Y	$127	$962	$1,813	$4,019

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover will generally indicate higher transaction costs, resulting in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 56% of the average value of its portfolio.

Principal Investment Strategy

The Adviser pursues long-term capital appreciation in the Fund by investing, under normal circumstances, at least 80% of the Fund's net assets in equity securities (i.e., common stocks, preferred stocks, convertible securities and rights and warrants) of small capitalization companies. Small capitalization companies means those companies with market capitalizations within the range of companies included in the Russell 2000® Growth Index ($41.6 million to $10.2 billion as of September 30, 2017).

The Fund's investment style, which focuses on both growth prospects and valuation, is known as GARP (Growth at a Reasonable Price). This blended process seeks to perform better than either a pure growth or pure value approach over a complete market cycle.

The Adviser chooses the Fund's investments by reviewing the earnings growth of all publicly traded small capitalization companies over the past three years and selecting from those companies primarily based on: above-average, consistent earnings growth; financial stability; relative valuation; strength of industry position and management team; and price changes compared to the Russell 2000® Growth Index.

Although the Fund will be invested primarily in domestic securities, up to 25% of the Fund's assets may be invested in foreign securities, including depositary receipts such as American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs).

The Adviser may sell a security if it believes the price objective for the stock has been reached, if more attractive opportunities are identified, or if the fundamentals of the company deteriorate.

Principal Risks

The Fund's investments are subject to the following principal risks:

  Equity Risk. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company's earnings or dividends may not increase as expected. Price changes may be temporary or last for extended periods.
  Foreign Securities Risk. Foreign securities (including ADRs and GDRs) could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.
  Investment Style Risk. Different types of investment styles, for example growth or value, tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions. As a result, the Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.
  Liquidity Risk. Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. Adverse market or economic conditions may adversely affect the liquidity of the Fund's investments and may lead to increased redemptions. In addition, the Fund, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.
  Management Risk. The Adviser may not execute the Fund's principal investment strategy effectively.
  Small Capitalization Stock Risk. Small-sized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.
  Stock Market Risk. Overall stock market risks may affect the value of the Fund. Factors such as domestic and international economic growth and market conditions, interest rate levels and political events affect the securities markets.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A, Y and I shares of the Fund, including applicable maximum sales charges, compare to those of a broad measure of market performance. Performance data for the classes varies based on differences in their fee and expense structures. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at VictoryFunds.com.

Calendar Year Returns for Class Y Shares

(The annual return in the bar chart is for the Fund's least expensive class of shares, Class Y shares. Due to differing charges and expenses, the performance of classes not shown in the bar chart will differ.)

The year-to-date total return of the Fund's Class Y shares as of September 30, 2017 was 14.50%.

Highest Quarter	12.31% (quarter ended September 30, 2016)
Lowest Quarter	-7.69% (quarter ended March 31, 2016)

Average Annual Total Returns (For the Periods Ended December 31, 2016)	1 Year	Life of Fund[1]
CLASS Y Before Taxes	11.43%	0.84%
CLASS Y After Taxes on Distributions	11.43%	0.84%
CLASS Y After Taxes on Distributions and Sale of Fund Shares	6.47%	0.64%
CLASS A Before Taxes	4.88%	-2.85%
CLASS I Before Taxes	11.53%	0.95%
INDEX
Russell 2000® Growth Index Index returns reflect no deduction for fees, expenses, or taxes.	11.32%	3.60%

1  The inception date of the Fund is May 1, 2015.

After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one share class. The after-tax returns for other classes will vary.

Management of the Fund

Investment Adviser

Victory Capital Management Inc. ("Adviser") serves as the Fund's investment adviser. The portfolio managers primarily responsible for day-to-day management of the Fund are members of the Adviser's Munder Capital Management ("Munder") investment team (referred to as an investment franchise).

Portfolio Managers

Tony Y. Dong is the Chief Investment Officer of Munder and has been a Portfolio Manager of the Fund since its inception.

Robert E. Crosby is a Senior Portfolio Manager of Munder and has been a Portfolio Manager of the Fund since its inception.

Robert Glise is a Senior Portfolio Manager/Analyst of Munder and has been a Portfolio Manager of the Fund since 2016.

Gavin Hayman is a Senior Equity Analyst of Munder and has been a Portfolio Manager of the Fund since its inception.

Brian S. Matuszak is a Senior Portfolio Manager of Munder and has been the Lead Portfolio Manager of the Fund since its inception.

Sean D. Wright is an Equity Analyst of Munder and has been a Portfolio Manager of the Fund since its inception.

Purchase and Sale of Fund Shares
Investment Minimums	Class A	Class I	Class Y
Minimum Initial Investment	$2,500	$2,000,000	$1,000,000
Minimum Subsequent Investments	$50	NONE	NONE

For Class A Shares a $1000 minimum purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, and automatic investment plans.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value ("NAV") after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.

Tax Information

The Fund's distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Additional Fund Information

Victory Capital Management Inc., which we refer to as the "Adviser" throughout the Prospectus, manages the Fund.

The Munder Small Cap Growth Fund (the "Fund") is managed by the Adviser, who also manages other funds, each having distinct investment management objectives, strategies, risks, and policies. Together, these funds are referred to in this Prospectus as the "Victory Funds" or, more simply, the "Funds."

The following section describes additional information about the principal investment strategy the Fund will use under normal market conditions to pursue its investment objective, as well as any secondary strategies the Fund may use, and the related risks. This Prospectus does not attempt to describe all of the various investment techniques and types of investments that the Adviser may use in managing the Fund. The SAI includes more information about the Fund, its investments, and the related risks. Keep in mind that for cash management purposes, the Fund may hold all or a portion of its assets in cash, short-term money market instruments or shares of other investment companies. This may reduce the benefit from any upswing in the market and may cause the Fund to fail to meet its investment objective.

The Fund will not change its policy of investing at least 80% of its net assets in the securities of small capitalization companies unless it notifies shareholders at least 60 days in advance. For purposes of the Fund's investment strategy, "net assets" includes any borrowings for investment purposes.

If you would like to receive additional copies of any materials, please call the Victory Funds at 800-539-FUND (800-539-3863) or please visit VictoryFunds.com.

Investments

The following describes the types of securities the Fund may purchase under normal market conditions to achieve its principal investment strategy. The Fund will not necessarily buy all of the securities listed below.

U.S. Equity Securities

Can include common stock, preferred stock, and securities that are convertible or exchangeable into common stock of U.S. corporations.

Foreign Securities

Can include common stock and convertible preferred stock of non-U.S. corporations. Also may include American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs), which are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign corporations, and exchange-traded funds ("ETFs") that invest in foreign corporations.

The Adviser may use other types of investment strategies in pursuing the Fund's overall investment objective. The following describes the types of securities that the Adviser may purchase or investment techniques the Adviser may employ that are not considered to be a part of the Fund's principal investment strategies. Additional securities and techniques are described in the Fund's SAI.

Derivatives

Derivative instruments are financial contracts whose value is based on an underlying security or asset, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including credit default swap contracts, swaps, futures contracts (both short and long positions), options on futures contracts, options, and forward currency exchange contracts. An Underlying Fund may use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another), for cash management (attempting to remain fully invested while maintaining liquidity), for managing certain risks (such as yield curve exposure, interest rate risk or credit risk), to generate income, to gain exposure to an investment in a manner other than investing in the asset directly or for any other permissible purpose. Hedging may relate to a specific investment, a group of investments, or an Underlying Fund's portfolio as a whole. Currently, some swaps may be negotiated bilaterally and others may be subject to mandatory clearing and exchange trading requirements. These requirements may decrease counterparty exposure and increase liquidity, but will not make swap transactions risk free.

Emerging Markets

A part of the Fund's investments in foreign securities may be in companies from emerging market countries, which are developing countries in the early stages of adopting capitalism. Emerging market countries include, without limitation, portions of Asia, Latin America, Eastern Europe, and the Middle East/Africa, such as China, India, Malaysia, Brazil, Mexico, Poland, Russia and South Africa.

Investment Companies

The Fund may invest in securities of other investment companies, including ETFs, if those companies invest in securities consistent with the Fund's investment objective and policies. ETFs are investment companies the shares of which are bought and sold on a securities exchange.

Securities Lending

To enhance the return on its portfolio, the Fund may lend portfolio securities to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board. Each loan will be secured continuously by collateral in the form of cash, high quality money market instruments or securities issued by the U.S. government or its agencies or instrumentalities.

Risk Factors

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

The following describes the principal risks that you may assume as an investor in the Fund.

General risks
  Market risk is the risk that the market value of a security may decline in response to developments affecting individual companies and/or general economic conditions. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.
  Manager risk is the risk that the Fund's portfolio manager may implement its investment strategy in a way that does not produce the intended result.
  Stock selection risk is the risk that the value of the Fund's investments may decline if the particular companies in which the Fund invests do not perform well in the market. The Adviser's investment strategy seeks to control risk by adhering to portfolio constraints relative to the Fund's benchmark. As a result, the Fund may be particularly susceptible to a general decline in the small capitalization growth sector of the U.S. stock market.

Equity risk
  The value of an equity security will fluctuate in response to changes in earnings or other conditions affecting the issuer's profitability or in general market conditions. Unlike debt securities, which have preference to a company's assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations.

Foreign investments risk
  Foreign securities, including ADRs and GDRs, tend to be more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates. In addition, during periods of social, political or economic instability in a country or region, the value of a foreign security could be affected by, among other things, increasing price volatility, illiquidity or the closure of the primary market on which the security is traded. In addition to foreign securities, the Fund may be exposed to foreign markets as a result of the Fund's investments in U.S. companies that have international exposure.

Investment style risk
  Different types of investment styles, for example growth or value, tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions. As a result, the Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Liquidity risk
  Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the Fund to dispose of such securities or other instruments at advantageous prices may be greatly limited, and the Fund may have to continue to hold such securities or instruments during periods when the Adviser would otherwise have sold them (in order, for example, to meet redemption requests or to take advantage of other investment opportunities). Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price the Fund might receive upon the sale of that security. Adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer, including rising interest rates, may adversely affect the liquidity of the Fund’s investments and the Fund may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such cases the sale proceeds received by a Fund may be substantially less than if the Fund had been able to sell the securities in more orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund’s net asset value. Some securities held by a Fund may be restricted as to resale, and there is often no ready market for such securities. In addition, a Fund, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Smaller-cap stock risk
  Small-cap companies often have more limited managerial and financial resources than larger, more established companies and, therefore, may be more susceptible to market downturns or changing economic conditions. In addition, such companies may have been recently organized and have little or no track record of success. Also, the Adviser may not have had an opportunity to evaluate such newer companies’ performance in adverse or fluctuating market conditions. The securities of small-sized companies may trade less frequently and in smaller volume than more widely held securities. Prices of small companies tend to be more volatile than those of larger companies and small issuers may be subject to greater degrees of changes in their earnings and prospects. Since small company stocks typically have narrower markets and are traded in lower volumes than larger company stocks, they may be more difficult to purchase and sell.

Stock market risk
  Stock market risk refers to the fact that stock (equity securities) prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline. A slower-growth or recessionary economic environment could have an adverse effect on stock prices. Consequently, a broad-based market drop may also cause a stock’s price to fall. Portfolio securities may also decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, or due to factors affecting particular industries represented in the securities markets, such as competitive conditions. Changes in the financial condition of a single issuer can impact a market as a whole, and adverse market conditions may be prolonged and may not have the same impact on all types of securities. In addition, the markets may not favor a particular kind of security, including equity securities. Values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

The Adviser may use several types of investment strategies in pursuing the Fund's overall investment objective. The following risks are those that the Adviser does not consider to be principal risks of the Fund. Additional risks are included in the Fund's SAI.

Derivatives risk
  Derivatives, such as forward currency contracts, futures contracts and options on futures contracts, are subject to the risk that small price movements can result in substantial gains or losses. Derivatives also entail exposure to counterparty risk, the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant securities, assets or indices. The Fund "covers" its exposure to certain derivative contracts by segregating or designating liquid assets on its records sufficient to satisfy current payment obligations, which may expose the Fund to the market through both the underlying assets subject to the contract and the assets used as cover. The use of derivatives may cause the Fund to incur losses greater than those that would have occurred had derivatives not been used.

Emerging markets investing risk
  There are greater risks involved in investing in emerging market countries than those associated with investment in developed foreign markets. The risks of investing in foreign securities generally are amplified for investments in emerging markets securities. Generally, markets in emerging market countries are less diverse and mature than those of developed countries and their political systems are less stable. Further, due to the smaller securities markets, lower trading volumes and less government regulation of securities markets in emerging market countries compared to those in developed countries, investments in emerging market securities generally are more illiquid and volatile and subject to a higher risk of settlement disruptions than investments in securities of issuers in developed countries. Consequently, emerging market securities may be subject to relatively more abrupt and severe price declines.

Investment company risk
  The Fund's ability to achieve its investment objective may be directly related to the ability of other investment companies (including ETFs) held by the Fund to meet their investment objectives. In addition, shareholders of the Fund will indirectly bear the fees and expenses of the underlying investment companies. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.

Securities lending risk
  The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (1) the inability of the borrower to return the securities, (2) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (3) a delay in recovery of the securities, or (4) the loss of rights in the collateral should the borrower fail financially. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral. In determining whether to lend securities, the Adviser or the Fund's securities lending agent will consider relevant facts and circumstances, including the creditworthiness of the borrower.

An investment in the Fund is not a complete investment program.

Organization and Management of the Fund

The Trust's Board of Trustees has the overall responsibility for overseeing the management of the Fund.

The Investment Adviser

The Trust has an Advisory Agreement with the Adviser. The Adviser is a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser oversees the operations of the Fund according to investment policies and procedures adopted by the Board of Trustees. As of September 30, 2017, the Adviser and its affiliates managed or advised assets totaling in excess of $58.9 billion for individual and institutional clients. The Adviser's address is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144.

The Adviser is a multi-boutique asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. Munder Capital Management ("Munder") is the investment franchise responsible for the day-to-day investment management of the Fund.

For the fiscal year ended June 30, 2017, the Fund paid advisory fees, before waivers, at an annual rate of 0.85% of the average daily net assets of the Fund.

See "Fund Fees and Expenses" for information about any contractual agreement agreed to by the Adviser to waive fees and/or reimburse expenses with respect the the Fund. From time to time, the Adviser also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to the Fund.

A discussion of the Board's most recent considerations in approving the Advisory Agreement is available in the Fund's semi-annual report for the period ended December 31, 2016.

Portfolio Management

Brian S. Matuszak is the Lead Portfolio Manager, and Tony Y. Dong, Robert E. Crosby, Robert Glise, Gavin Hayman and Sean D. Wright are Co-Portfolio Managers of the Fund. Mr. Matuszak has final investment authority for the Fund.

Tony Y. Dong is the Chief Investment Officer of Munder and has been with the Adviser since 2014. Prior to that, Mr. Dong was Vice Chairman and Chief Investment Officer of Munder Capital Management, where he was employed since 1988. Mr. Dong is a CFA charterholder.

Robert E. Crosby is a Senior Portfolio Manager of Munder and has been with the Adviser since 2014. Prior to that, Mr. Crosby was a Senior Portfolio Manager of Munder Capital Management, where he held various positions since 1993. Mr. Crosby is a CFA charterholder.

Robert Glise is a Senior Portfolio Manager/Analyst of Munder and has been with the Adviser since September 2016. From 2002 through 2015, Mr. Glise was a Senior Partner and Senior Portfolio Manager with Northpointe Capital Management, where he was the lead manager of the mid-cap growth strategy and a member of the team managing the small-cap growth strategy. Mr. Glise is a CFA charterholder.

Gavin Hayman is a Senior Equity Analyst of Munder and has been with the Adviser since 2014. Prior to that, Mr. Hayman was an Equity Analyst of Munder Capital Management from 2010 through 2014. From 2007 to 2010, Mr. Hayman was Director-Research at Telemus Capital Partners, a high-net-worth management company. Mr. Hayman is a CFA charterholder.

Brian S. Matuszak is a Senior Portfolio Manager of Munder and has been with the Adviser since 2014. From 2006 through 2014, Mr. Matuszak was a Senior Equity Analyst of Munder Capital Management. Mr. Matuszak is a CFA charterholder.

Sean D. Wright is an Equity Analyst of Munder and has been with the Adviser since 2014. Prior to that, Mr. Wright was a Senior Equity Research Associate of Munder Capital Management since 2010. Prior to joining MCM, he interned for RFC Financial Planners in Ann Arbor, Michigan, where he worked on various tasks related to portfolio management, asset allocation, and client relationship management.

The Fund's SAI provides additional information about the portfolio managers' method of compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

Investing with Victory

All you need to do to get started is to fill out an application.

If you are looking for a convenient way to open an account or to add money to an existing account, we can help. The sections that follow will serve as a guide to your investments with the Victory Funds. Choosing a Share Class will help you decide whether it would be more to your advantage to buy Class A, I or Y shares of the Fund. Class I and Y shares are available for purchase only by eligible shareholders. The following sections describe how to open an account directly with us, how to access information about your account, and how to buy, exchange and sell shares of the Fund. Note, this information will vary if you invest through a third party Investment Professional such as a brokerage firm and will be dependent on that firm's policies and practices. Consult your Investment Professional for specific details.

We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

Share Price

The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the value of your investment.

The Fund calculates its share price, called its net asset value ("NAV"), each business day as of the close of regular trading on the New York Stock Exchange, Inc. ("NYSE"), which is normally 4:00 p.m. Eastern Time. In the event of an emergency or other disruption in trading on the NYSE, the Fund's share price will be determined based upon the close of the NYSE. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is next calculated after you place your order. A business day is a day on which the NYSE is open.

To the extent the Fund's investments include securities that are primarily traded in foreign markets, the value of those securities may change on days when shareholders are unable to purchase and redeem the Fund's shares, such as on weekends or other days when the Fund does not price its shares.

The Fund prices its investments based on market value when market quotations are readily available. When these quotations are not readily available, the Fund will price its investments at fair value according to procedures approved by the Board of Trustees. The Fund will fair value a security when:

  Trading in the security has been halted;
  The market quotation for the security is clearly erroneous due to a clerical error;
  The security's liquidity decreases such that, in the Adviser's opinion, the market quotation has become stale; or
  An event occurs after the close of the trading market (but before the Fund's NAV is calculated) that, in the Adviser's opinion, materially affects the value of the security.

The use of fair value pricing may minimize arbitrage opportunities that attempt to exploit the differences between a security's market quotation and its fair value. The use of fair value pricing may not, however, always reflect a security's actual market value in light of subsequent relevant information, and the security's opening price on the next trading day may be different from the fair value price assigned to the security.

Each class of shares of the Fund calculates its NAV by adding up the total value of the investments and other assets of that class, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the class.

You may be able to find the Fund's NAV each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a fund reaches a specific number of shareholders or level of assets. You may also find the Fund's NAV by calling 800-539-3863 or by visiting the Fund's website at VictoryFunds.com.

Choosing a Share Class

CLASS A

  Front-end sales charge, as described in this section. There are several ways to reduce or eliminate this charge as discussed under Sales Charge Reductions and Waivers for Class A Shares.
  A contingent deferred sales charge (CDSC) may be imposed if you sell your shares within twelve months of their purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A and Class C Shares.
  Class A shares also pay ongoing distribution and/or service (12b-1) fees.
  Higher annual expenses than all other classes of shares.

CLASS I

  No front-end sales charge or CDSC. All your money goes to work for you right away.
  Class I shares do not pay any ongoing distribution and/or service (12b-1) fees.
  Class I shares are only available to certain investors.
  Lower annual expenses than all other classes of shares.

CLASS Y

  No front-end sales charge or CDSC. All your money goes to work for you right away.
  Class Y shares do not pay any ongoing distribution and/or service (12b-1) fees.
  Class Y shares are only available to certain investors.
  Lower annual expenses than Class A shares.

Share Classes

An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information. Your Investment Professional also can help you decide which share class is best for you. Investment Professionals and other intermediaries may charge fees for their services.

The Fund offers Class A, I and Y shares. Each share class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you and your Investment Professional to choose the class that best suits your investment needs. When you purchase shares of the Fund, you must choose a share class.

Deciding which share class best suits your situation depends on a number of factors that you should discuss with your Investment Professional, including: how long you expect to hold your investment, how much you intend to invest, and the total expenses associated with each share class.

The Fund currently offers only the classes of shares described in this Prospectus. At some future date, the Fund may offer additional classes of shares.

Also, not all Victory Funds offer all classes of shares, and some classes of shares are available for purchase only by eligible shareholders.

The Fund reserves the right, without notice, to change the eligibility criteria for purchasing a particular share class. For example, a class of shares may be available to purchase only by retirement plans or by institutional investors. The Fund may also waive any applicable eligibility criteria or investment minimums at its discretion.

The Fund or any class may be terminated at any time for failure to achieve an economical level of assets or for other reasons.

Calculation of Sales Charges for Class A Shares

For historical expense information, see the "Financial Highlights" at the end of this Prospectus.

Class A shares are sold at their public offering price, which is the NAV plus any applicable initial sales charge, also referred to as the "front-end sales load." The sales charge may be reduced or eliminated for larger purchases, as detailed below or as described under Sales Charge Reductions and Waivers for Class A Shares. The investment levels required to obtain a reduced sales charge are commonly referred to as "breakpoints."

All Class A purchases are subject to the terms described herein except for those purchases made through an intermediary specified in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.

In order to obtain a breakpoint discount, you must inform your Investment Professional at the time you purchase shares of the existence of the other Victory accounts or purchases of Victory Funds that are eligible to be linked for the purpose of calculating the initial sales charge. The Fund or your Investment Professional may ask you for records or other information about other Victory Funds held in your Victory accounts and linked accounts, including accounts opened with a different Investment Professional.

The current sales charge rates for Class A shares are listed below:

Your Investment in the Fund	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment
Up to $49,999	5.75%	6.10%
$50,000 up to $99,999	4.50%	4.71%
$100,000 up to $249,999	3.50%	3.63%
$250,000 up to $499,999	2.50%	2.56%
$500,000 up to $999,999	2.00%	2.04%
$1,000,000 and above[1]	0.00%	0.00%

1  A contingent deferred sales charge (CDSC) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed within twelve months of purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions. You may be eligible for a reduction or waiver of this CDSC under certain circumstances. See CDSC reductions for Class A Shares and Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries for details.

Sales Charge Reductions and Waivers for Class A Shares

There are several ways you can combine multiple purchases of Class A shares of the Victory Funds to take advantage of reduced sales charges and, in some cases, eliminate sales charges.

In order to obtain a Class A sales charge reduction or waiver, you must provide your Investment Professional, financial intermediary or the Fund's transfer agent, at the time of purchase, with current information regarding shares of any Victory Funds held in other accounts. Such information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate that a sales charge was paid regarding shares of the Victory Funds held in: (i) all accounts (e.g., retirement accounts) with the Victory Funds and your Investment Professional; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse or domestic partner and children under 21).

The availability of a sales charge reduction or waiver discussed below will depend upon whether you purchase your shares directly from the Fund or through a financial intermediary. In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. Different intermediaries may impose different sales loads. These variations are described in Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. Except as described with respect to the intermediaries specified in Appendix A, all Class A shares are subject to the terms stated herein. In order to obtain waivers and discounts that are not available through your intermediary, you will have to purchase Fund shares directly from the Fund or through another intermediary.

You can find additional information regarding sales charges and their reductions, free of charge, at vcm.com/policies, by clicking on Victory Funds Pricing Policies.

You may reduce or eliminate the sales charge in the following cases:

  Your purchase is sufficient to reach a breakpoint (see Calculation of Sales Charges for Class A Shares above);
  If you anticipate purchasing $50,000 or more of shares of the Fund, or in combination with Class A shares of other Victory Funds (excluding those Funds that do not impose a sales charge), within a 13-month period, you may obtain the shares at the same reduced sales charge as though the total quantity were invested in one lump sum. In order to qualify for the reduced sales charge, you must submit a non-binding Letter of Intent (the "Letter") within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. You must start with a minimum initial investment of at least 5.00% of the total amount you intend to purchase. A portion of the shares purchased under the Letter will be held in escrow until the total investment has been completed. In the event you do not complete your commitment set forth in the Letter in the time period specified, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges;
  Rights of Accumulation allow you to add the value of any Class A shares of the Fund that you already own (excluding shares sold without a sales charge) to the amount of your next Class A investment to determine if your additional investment will qualify for a reduced sales charge. The value of the Class A shares you already own will be calculated by using the greater of the current value or the original investment amount. You may be eligible for reduced sales charges on future purchases of Class A shares of the Fund after you have reached a new breakpoint. To determine your reduced sales charge, you can add the value of your Class A shares (or those held by your spouse (including life partner) and your children under age 21), determined at the previous day’s NAV, to the amount of your new purchase, valued at the current offering price. To ensure that the reduced price will be received pursuant to the Fund’s Rights of Accumulation, you or your Investment Professional must inform the Fund’s transfer agent that the Rights apply each time shares are purchased and provide the transfer agent with sufficient information to permit confirmation of qualification;
  The Combination Privilege allows you to combine the value of Class A shares you own in accounts of multiple Victory Funds (excluding shares sold without a sales charge) and in accounts of household members of your immediate family (spouse or domestic partner and children under 21) to achieve a reduced sales charge on your added investment;
  The Reinstatement Privilege permits an investor, within 90 days of a redemption of Class A shares of the Fund, to reinvest all or part of the redemption proceeds in Class A shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. No service charge is currently imposed on reinvestment in Class A shares of the Fund within 90 days of a redemption of Class A shares;
  The Victory Funds will completely waive the sales charge for Class A shares in the following cases:
    Purchases of $1,000,000 or more;
    Purchases by:
      current and retired Victory Fund trustees or officers;
      directors, trustees, employees, and family members of employees of the Adviser or "Affiliated Providers;"1 and registered broker-dealers, financial intermediaries or their agents or affiliates who have agreements with Victory Capital Advisers, Inc., (the "Distributor"), if the shares are purchased for their own account, purchased for retirement plans of their employees or sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;
    Purchases for trust or other advisory accounts established with a financial institution and fee-based investment products or accounts;
    Reinvestment of proceeds from a liquidation distribution of Class A shares of a Victory Fund held in a deferred compensation plan, agency, trust, or custody account;
    Purchases by retirement plans, including Section 401 and 457 plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans. Investors nonetheless may be charged a fee if they effect transactions in Class A shares through a broker or agent;
    Purchases by participants in no transaction fee programs offered by certain broker-dealers (sometimes referred to as "supermarkets");
    Purchases by financial intermediaries who have entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers;
    Investors that have an investment account with the Adviser;
    Purchases by CMS Energy employees participating in a Victory prototype Roth IRA plan by way of payroll deduction from CMS Energy; and
    Individuals who reinvest the proceeds of redemptions from Class I or Class Y shares of a Victory Fund within 60 days of redemption.

1  Affiliated Providers are affiliates and subsidiaries of the Adviser and any organization that provides services to the Trust.

You should inform the Fund or your Investment Professional at the time of purchase of the sales charge waiver category which you believe applies.

CDSC for Class A Shares

A contingent deferred sales charge (CDSC) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed within twelve months of purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions.

More information is available in CDSC Reductions and Waivers for Class A Shares and Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. All Class A purchases are subject to the terms described herein except for those purchases made through the intermediaries specified in Appendix A.

CDSC Reductions and Waivers for Class A Shares

No CDSC is imposed on redemptions of Class A shares in the following circumstances:

  To the extent that the shares redeemed:
    are no longer subject to the holding period for such shares;
    resulted from reinvestment of distributions; or
    were exchanged for shares of another Victory Fund as allowed by the Prospectus, provided that the shares acquired in such exchange or subsequent exchanges will continue to remain subject to the CDSC, if applicable, calculated from the original date of purchase until the applicable holding period expires. In determining whether the CDSC applies to each redemption, shares not subject to a CDSC are redeemed first;
  Following the death or post-purchase disability of:
    a registered shareholder on an account; or
    a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;
  Distributions from individual retirement accounts, Section 403(b), Section 457 and Section 401 qualified plans, where redemptions result from:
    required minimum distributions with respect to that portion of such contributions that does not exceed 12% annually;
    tax free returns of excess contributions or returns of excess deferral amounts;
    distributions on the death or disability of the account holder;
    distributions for the purpose of a loan or hardship withdrawal from a participant plan balance; or
    distributions as a result of separation of service;
  Distributions as a result of a Qualified Domestic Relations Order or Domestic Relations Order required by a court settlement;
  In instances where the investor’s dealer or institution waived its commission in connection with the purchase and notifies the Distributor prior to the time of investment;
  When the redemption is made as part of a Systematic Withdrawal Plan (including dividends), up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established; or
  Participant-initiated distributions from employee benefit plans or participant-initiated exchanges among investment choices in employee benefit plans.

Eligibility Requirements to Purchase Class I Shares

Only Eligible Investors may purchase or exchange into Class I shares of the Fund. Eligible Investors include the following:

  Institutional and individual retail investors with a minimum investment in Class I shares of $2,000,000 who purchase through certain broker-dealers or directly from the transfer agent;
  Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans;
  Investors who purchase through select fee-based advisory programs with an approved financial intermediary. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based upon the value of the account. Such transactions may be subject to additional rules or requirements of the applicable financial intermediary's program.
  Current and retired Victory Fund trustees or officers;
  Directors, trustees, employees, and family members of employees of the Adviser or "Affiliated Providers;"1
  Purchases by participants in the Victory Investment Program; and
  Brokers (and their sales representatives) where those brokers have agreements with the Distributor to sell shares of the Fund.

The Fund may allow a lower initial investment if, in the opinion of the Distributor, the investor has the adequate intent and availability of assets to reach a future level of investment of $2,000,000. The Fund reserves the right to change the criteria for Eligible Investors and the investment minimums.

1  Affiliated Providers are affiliates and subsidiaries of the Adviser and any organization that provides services to the Trust.

Eligibility Requirements to Purchase Class Y Shares

Only Eligible Investors may purchase or exchange into Class Y shares of the Fund. Eligible Investors include the following:

  Institutional and individual retail investors with a minimum investment in Class Y shares of $1,000,000 who purchase through certain broker-dealers or directly from the transfer agent.
  Clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds, who invest at least $2,500.
  Pension, profit sharing, employee benefit and other similar plans and trusts that invest in the Funds.
  Investors who purchase through select fee-based advisory programs with an approved financial intermediary. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based upon the value of the account. Such transactions may be subject to additional rules or requirements of the applicable financial intermediary's program.
  Purchases by:
    current and retired Victory Fund trustees or officers (including the former trustees and officers of the Munder Series Trust);
    directors, trustees, employees, and family members of employees of the Adviser or "Affiliated Providers";1 investment advisory clients of the Adviser; or
    investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members.

1  Affiliated Providers are affiliates and subsidiaries of the Adviser and any organization that provides services to the Trust.

Information About Fees

Distribution and Service Plans

In accordance with Rule 12b-1 of the Investment Company Act of 1940, the Trust has adopted a Distribution and Service Plan for Class A shares of the Fund.

Under the Class A Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.25% of its average daily net assets. The fee is paid for general distribution services, for selling Class A shares of the Fund, and, as applicable, for providing personal services to shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's shares. Personal services to shareholders are generally provided by broker-dealers or other intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Because Rule 12b-1 fees are paid out of the Fund's assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Other Payments to Financial Intermediaries

If you purchase Fund shares through an Investment Professional, a broker dealer, or other financial intermediary, the Fund may pay for sub-transfer agent, recordkeeping and/or similar administrative services. In addition, the Adviser (and its affiliates) may make substantial payments to affiliated and unaffiliated dealers or other Investment Professionals and service providers for distribution, administrative and/or shareholder servicing activities, out of its own resources, including the profits from the advisory fees the Adviser receives from the Fund. The Adviser also may reimburse the Distributor (or the Distributor's affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or Investment Professional for marketing, promotional or related expenses; these payments are often referred to as "revenue sharing."

In some circumstances, these types of payments may create an incentive for a dealer or Investment Professional or its representatives to recommend or offer shares of the Fund or other Victory Funds to its customers. You should ask your dealer or Investment Professional for more details about any such payments it receives.

How to Buy Shares

Opening an account

If you would like to open an account, you will first need to complete an Account Application.

You can obtain an Account Application by calling Victory Funds Customer Service at 1-800-539-3863. You can also download an Account Application by visiting the Fund's website, VictoryFunds.com, and clicking on the Victory Funds Account Application link. Send the completed Account Application, along with a check made payable to the Victory Funds, at the following address:

Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593

You can also obtain an Account Application by contacting your Investment Professional. When you invest through an Investment Professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ. In addition to any limitations described in this Prospectus, an Investment Professional or other intermediary may also place other limits on your ability to use the services of the Fund. Sometimes an Investment Professional will charge you for its services. This fee will be in addition to, and unrelated to, the fees and expenses charged by the Fund.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the Fund is unable to collect the required information, you may not be able to open your account. Additional details about the Fund's Customer Identification Program are available in the section "Important Fund Policies."

If your investment order is accepted by the Fund, an Investment Professional or other intermediary, it will be priced at the NAV next computed as described in the section entitled "Share Price."

If you participate in a retirement plan that offers one of the Victory Funds as an option, please consult your employer for information on how to purchase shares of the Victory Funds through the plan, including any restrictions or limitations that may apply.

Paying for your initial purchase

Make your check payable to the "Victory Funds." All checks must be drawn on U.S. banks. If your check is returned as uncollectible for any reason, you will be charged for any resulting fees and/or losses. The Fund does not accept cash, money orders, traveler's checks, credit card convenience checks, or third party checks. Additionally, bank starter checks are not accepted for the shareholder's initial investment into the Fund. All payments must be denominated in U.S. dollars.

Minimum investments

If you would like to buy Class A shares, the minimum investment required to open an account is $2,500; no minimum for certain retirement plans and approved fee-based and/or advisor program and similar accounts ($1,000 for IRA accounts), with additional investments of at least $50. If you would like to buy Class I or Class Y shares, you must first be an Eligible Investor, as discussed in the section Choosing a Share Class — Eligibility Requirements to Purchase. There are no minimum investment amounts required for Class I or Class Y shares except as set forth in the Eligibility Requirements to Purchase.

If your account falls below the minimum investment amount, we may ask you to reestablish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

The minimum investment required to open an account may be waived or lowered for employees, and immediate family members of the employee, of the Adviser, the Administrator, and their affiliates. In addition, the minimum investment required may be waived when the Fund is purchased in a managed account or within qualified retirement plans or in other similar circumstances. Although the Fund may sometimes waive the minimum investment, when it does so, it always reserves the right to reject initial investments under the minimum at its discretion.

There is no minimum investment required to open an account or for additional investments in Victory Simple IRAs.

Purchasing additional shares

Once you have an existing account, you can make additional investments at any time in any amount (subject to any minimums) in the following ways:

  By Mail

  To ensure that your additional investment is properly credited to your account, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

  By Telephone

  If you have an existing account that has been set up to receive electronic transfers, you can buy additional shares by calling Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday.

  By Exchange

  You may purchase shares of the Fund using the proceeds from the simultaneous redemption of shares of another Victory Fund if it is eligible for an exchange with your Fund. You may initiate an exchange online (if you are a registered user of VictoryFunds.com), by telephone, or by mail. See the section "Exchanging Shares."

  Via the Internet

  If you are a registered user, you may request a purchase of shares through our website at VictoryFunds.com. Your account must be set up for Automated Clearing House ("ACH") payment in order to execute online purchases.

  By ACH

  Your account must be set up for ACH payment in order to execute purchases online or by telephone. It takes about 15 days to set up an ACH account and only domestic member banks may be used. After your account is set up, your purchase amount can be transferred by ACH. Currently, the Fund does not charge a fee for ACH transfers but it reserves the right to charge for this service in the future. Your originating bank may charge a fee for ACH transfers.

  By Wire

  You may buy Fund shares by bank wire transfer of same day funds. Please call Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday for wiring instructions. Any commercial bank can transfer same-day funds by wire.

  Although the transfer agent does not currently charge you for receiving same-day funds, it reserves the right to charge for this service in the future. Your bank may charge you for wiring same-day funds. You cannot buy shares for tax-qualified retirement plans by wire transfer.

  By Systematic Investment Plan

  To enroll in the Systematic Investment Plan, you should check this box on the Account Application or on the Account Maintenance Form. We will need your bank information and the amount ($50 or more) and frequency of your investment. You can select monthly, quarterly, semi-annual or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement before we will make automatic withdrawals from your bank account and invest it in shares of the Fund.

Other purchase rules you should know

The Fund reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund or its shareholders. The Fund also reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a Fund account, or to add to an existing Fund account.

Keep these addresses handy for purchases, exchanges, or redemptions.

BY REGULAR U.S. MAIL	Victory Funds P.O. Box 182593 Columbus, OH 43218-2593
BY OVERNIGHT MAIL	Use the following address ONLY for overnight packages: Victory Funds c/o FIS TA Operations 4249 Easton Way, Suite 400 Columbus, OH 43219 PHONE: 800-539-3863
BY WIRE	Call 800-539-3863 BEFORE wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions.
BY TELEPHONE	800-539-FUND (800-539-3863)
ON THE INTERNET	www.VictoryFunds.com

If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of Fund shares in your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive a financial report of the Fund. By February 15th of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

Retirement Plans

You can use the Fund as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Fund for details regarding an IRA or other retirement plan that works best for your financial situation.

How to Exchange Shares

There may be limits on the ability to exchange between certain Victory Funds. You can obtain a list of Victory Funds available for exchange by calling 800-539-FUND or by visiting VictoryFunds.com

The shares of any class of the Fund may be exchanged for the shares of any other class offered by the Fund or the same class, or any other class, of any other Victory Fund, either through your Investment Professional or directly through the Fund, subject to the conditions described below:

  Exchanges are subject to any CDSC, minimum investment limitation or eligibility requirements described in the applicable Prospectus and SAI. You may be required to provide sufficient information to establish eligibility to exchange into the new share class.
  To exchange between Victory Funds, the other Victory Fund you wish to exchange into must be eligible for exchange with your Fund.
  Shares of the Victory Fund selected for exchange must be available for sale in your state of residence.

If you have questions about these, or any of the Fund's other exchange policies, please consult Victory Customer Service or your Investment Professional before requesting an exchange.

Before exchanging, you should read the Prospectus of the Fund you wish to exchange into, which may be subject to different risks, fees and expenses.

Processing your exchange/conversion

If your exchange request is received and accepted by the Fund, an Investment Professional or other intermediary by the close of trading as described in the section entitled "Share Price" then your exchange will be processed the same day. Your exchange will be processed on the next business day if received after the close of trading. Exchanges will occur at the respective NAVs of the share classes next calculated after receipt and acceptance of your exchange request in good order, plus any applicable sales charge described in the Prospectus.

If your Fund shares are converted to a different share class, the transaction will be based on the respective NAV of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day's NAVs. Please contact your financial intermediary regarding the tax consequences of any conversion.

Requesting an exchange

You can exchange shares of the Fund by telephone, by mail or via the Internet. You cannot exchange into an account with a different registration or tax identification number.

By Telephone

Unless you indicate otherwise on the account application, Victory Customer Service will be authorized to accept exchange instructions received by telephone.

By Mail

Send a letter of instruction signed by all registered owners or their legal representatives to the Victory Funds.

Via the Internet

You may also exchange shares via the Internet at VictoryFunds.com if you are a registered user.

Other exchange rules you should know

The Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. The Fund may terminate or modify the exchange privilege at any time on 60 days' notice to shareholders.

An exchange of Fund shares for shares of another Victory Fund constitutes a sale for tax purposes unless the exchange is made within an IRA or other tax-deferred account.

For information on how to exchange shares of the Fund that were purchased through your employer's retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.

How to Sell Shares

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.

If your redemption request is received in good order by the close of trading on the NYSE, your redemption will be processed the same day. Your redemption will not be processed until the next business day if it is received after the close of trading on the NYSE. You cannot redeem your shares at www.VictoryFunds.com.

BY TELEPHONE

The easiest way to redeem shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

  Mail a check to the address of record;
  Wire funds to a previously designated domestic financial institution;
  Mail a check to a previously designated alternate address; or
  Electronically transfer your redemption via ACH to a previously designated domestic financial institution.

The transfer agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the transfer agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, none of the Trust, its servicing agents, the Adviser, or the transfer agent will be responsible for any losses. If the transfer agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the transfer agent or your Investment Professional by telephone, consider placing your order by mail.

BY MAIL

Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A Medallion signature guarantee is required for the following redemption requests:

  Your account registration has changed within the last 15 business days;
  The check is not being mailed to the address on your account;
  The check is not being made payable to the owner of the account;
  The redemption proceeds are being transferred to another Victory Fund account with a different registration; or
  The check or wire is being sent to a different bank account than was previously designated.

You can get a Medallion signature guarantee from a financial institution — such as a commercial bank, broker dealer, credit union, clearing agency, or savings bank — that is a member of a Medallion signature guarantee program.

BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call before the close of trading on the NYSE, your funds will be wired on the next business day.

BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after the close of trading on the NYSE. It will be transferred by ACH as long as the transfer is to a domestic bank.

Systematic Withdrawal Plan

If you check this box on the Account Application or on the Account Maintenance Form, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more at the time you establish the Systematic Withdrawal Plan. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a Medallion signature guaranteed letter of instruction. You should be aware that each withdrawal may be a taxable transaction. Also, each withdrawal reduces your account balance, and eventually your account balance may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below the initial purchase minimum, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Additional Information about Redemptions
  Redemption proceeds from the sale of Fund shares purchased by a check or through ACH will be held until the purchase check or ACH has cleared, which will take up to 10 business days.
  We typically expect to send the proceeds from your share redemption within one business day after we execute your order, but we may take up to seven business days to send redemption proceeds, regardless of payment type. When you sell shares through your financial intermediary, you can ask the intermediary to tell you when you can expect to receive the proceeds of your redemption.
  The Fund may suspend your right to redeem your shares in the following circumstances:
    During non-routine closings of the NYSE;
    When the SEC determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or
    When the SEC orders a suspension to protect the Fund's shareholders.
  The Fund typically uses cash and cash equivalents held in its portfolio or sells portfolio assets to meet redemption requests. In unusual circumstances or under stressed market conditions, the Fund may use other methods to raise cash to meet redemption requests. For example, the Fund may draw funds from a line of credit or borrow available cash held by other Victory Funds under an "interfund lending program" in reliance on an exemptive order from the SEC.
  The Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1.00% of the Fund's net assets. The Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash. Securities received pursuant to an in-kind redemption are subject to market risk until sold and may be subject to brokerage and other fees.
  If you choose to have your redemption proceeds mailed to you and either the United States Postal Service is unable to deliver the redemption check to you or the check remains outstanding for more than six months, the Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed redemption checks.

Distributions and Taxes

Buying a dividend. You should check the Fund's distribution schedule before you invest. If you buy shares of the Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

As a shareholder, you are entitled to your share of net income and capital gains on the Fund's investments. The Fund passes its earnings along to investors in the form of dividends. Dividends paid by the Fund represent the net income from dividends and interest earned on investments after expenses. The Fund will distribute short-term gains, as necessary, and if the Fund makes a long-term capital gain distribution, it is normally paid once a year.

Ordinarily, the Fund declares and pays dividends annually. However, the Fund may not always pay a dividend or distribution for a given period. Each class of shares declares and pays dividends separately.

Distributions can be received in one of the following ways. Please check with your Investment Professional if you are unsure of which option is right for you.

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-539-FUND.

Reinvestment Option

You can have distributions automatically reinvested in additional shares of the Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

Cash Option

A check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the United States Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the distribution option on your account will default to the reinvestment option as described above. The Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed distribution checks.

Income Earned Option

You can automatically reinvest your dividends in additional shares of the Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

Directed Distributions Option

In most cases, you can automatically reinvest distributions in shares of another Victory Fund. If you reinvest your distributions in a different Victory Fund, you will pay a sales charge on the amount of reinvested distributions.

Directed Bank Account Option

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the transfer agent will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

Important Information about Taxes

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in the Fund.

The Fund expects to pay no federal income tax on the earnings and capital gains it distributes to shareholders.

  Qualified dividends received from the Fund by noncorporate shareholders will be taxed at long-term capital gain rates to the extent attributable to qualified dividends received by the Fund. Nonqualified dividends, dividends received by corporate shareholders and dividends from the Fund's short-term capital gains are taxable as ordinary income. Dividends from the Fund's long-term capital gains are taxable as long-term capital gains.
  Dividends are treated in the same manner for U.S. federal income tax purposes whether you receive them in cash, additional shares of the Fund, or you reinvest them in shares of another Victory Fund.
  An exchange of the Fund's shares for shares of another Victory Fund will be treated as a sale. When you sell or exchange shares of the Fund, you must recognize any gain or loss.
  An exchange of one class of the Fund's shares for shares of another class of the same Fund generally constitutes a nontaxable exchange.
  Distributions from the Fund and gains from the disposition of your shares may also be subject to state and local income tax.
  An additional 3.8% Medicare tax will be imposed on certain net investment income (which includes ordinary dividends, capital gain distributions from the Fund, and gain recognized on a disposition of shares) of certain U.S. individuals, estates, and trusts.
  Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.
  Tax statements will be mailed from the Fund by mid-February showing the amounts and tax status of distributions made to you.
  Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.
  The Fund is generally required by law to provide you and the Internal Revenue Service with certain cost basis information related to the sale or redemption of any of your shares in the Fund acquired on or after January 1, 2012 (including distributions that are reinvested in additional shares of the Fund).
  The Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or the Fund is notified by the Internal Revenue Service that backup withholding is required.
  You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in the Fund.
  The Fund may provide estimated capital gain distribution information through its website at VictoryFunds.com.

Important Fund Policies

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Fund must obtain the following information for each person who opens a new account:

  Name;
  Date of birth (for individuals);
  Residential or business street address (although post office boxes are still permitted for mailing); and
  Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Account Maintenance Information

For the following non-financial transactions, the Victory Funds require proof that your signature authorizing a transaction is authentic. This verification can be provided in all cases by either a Signature Validation Program (SVP) stamp or a Medallion signature guarantee (MSG). In some instances a Notary Public stamp is an acceptable alternative. As with the Medallion signature guarantee, a SVP stamp can also be obtained from a financial institution that is a member of the SVP program.

  Change of name (Notary Public, SVP or MSG);
  Add/change banking instructions (SVP or MSG);
  Add/change beneficiaries (Notary Public, SVP or MSG);
  Add/change authorized account traders (SVP or MSG);
  Adding a Power of Attorney (Notary Public, SVP or MSG);
  Add/change Trustee (Notary Public, SVP or MSG); and
  Uniform Transfers to Minors Act/Uniform Gifts to Minors Act custodian change (Notary Public, SVP or MSG).

Market Timing

The Victory Funds discourage frequent purchases and redemptions of Fund shares (market timing). Market timing allows investors to take advantage of market inefficiencies, sometimes to the disadvantage of other shareholders. Market timing increases Fund expenses to all shareholders by increasing portfolio turnover. In addition, market timing could potentially dilute share value for all other shareholders by requiring the Fund to hold more cash than it normally would.

The Fund's Board of Trustees has adopted policies and procedures with respect to market timing. In order to prevent or minimize market timing, the Fund will:

  Employ "fair value" pricing, as described in this Prospectus under Share Price, to minimize the discrepancies between a security's market quotation and its perceived market value, which often gives rise to market timing activity; and
  Monitor for suspected market timing based on "short-term transaction" activity, that is, a purchase or redemption of a Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund.

In monitoring for market timing activity, we consider, among other things, the frequency of your trades and whether you acquired your Fund shares directly through the transfer agent or whether you combined your trades with a group of shareholders in an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary.

Frequent trading by a shareholder is generally a characteristic of market timing. Therefore, any account in which Fund shares are acquired directly through the transfer agent, or where the Fund can adequately identify the shareholder, with a history of three short-term transactions within 90 days or less is suspected of market timing and the shareholder's trading privileges (other than redemption of Fund shares) will be suspended.

We may make exceptions to the "short-term transaction" policy for certain types of transactions if, in the opinion of the Adviser, under the oversight of the Board, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the Fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the Fund or administrator and transactions by certain qualified funds-of-funds.

If you acquired shares through an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary (such as investment advisers, broker-dealers, third-party administrators or insurance companies), and market timing is suspected, different purchase and exchange limitations may apply. We may rely upon a financial intermediary's policy to deter short-term or excessive trading (i) if we believe that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of the Fund, or (ii) if we receive an undertaking from the financial intermediary to enforce short-term or excessive trading policies on behalf of the Fund that provide a substantially similar level of protection for the Fund against such transactions. If you hold your Fund shares through a financial intermediary, you are advised to consult the intermediary to determine what purchase and exchange limitations apply to your account.

We reserve the right to reject or cancel a purchase or exchange order for any reason without prior notice. We will deny your request to purchase or exchange your shares if we believe that the transaction is part of a market timing strategy.

The Fund's market timing policies and procedures may be modified or terminated at any time under the oversight of the Board.

Portfolio Holdings Disclosure

The Fund discloses its complete portfolio holdings as of the end of its second fiscal quarter and its fiscal year in its reports to shareholders. The Fund sends reports to its existing shareholders no later than 60 days after the relevant fiscal period, and files these reports with the SEC by the 70th day after the end of the relevant fiscal period. You can find these reports on the Fund's website, VictoryFunds.com, and on the SEC's website, www.sec.gov.

The Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find these filings on the SEC’s website, www.sec.gov.

The Fund also discloses its complete portfolio holdings each calendar quarter on the Fund's website, VictoryFunds.com, no earlier than the 15th day after the quarter end.

You can find a complete description of the Fund's policies and procedures with respect to disclosure of its portfolio securities in the Fund's SAI or on the Fund's website, VictoryFunds.com.

Performance

The Victory Funds may advertise the performance of the Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations.

Advertising information may include the average annual total return of the Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations and publications.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Victory Funds may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Victory Funds send these documents to each shareholder individually by calling the Victory Funds at 800-539-FUND (800-539-3863), and they will be delivered promptly.

While this Prospectus and the SAI of the Trust describe pertinent information about the Trust and the Fund, neither this Prospectus nor the SAI represents a contract between the Trust or the Fund and any shareholder.

Other Service Providers

Victory Capital Advisers, Inc. (the Distributor), member FINRA and SIPC, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, serves as distributor for the continuous offering of the Fund's shares. The Distributor is an affiliate of the Adviser.

Citibank, N.A., 388 Greenwich St., New York, New York 10013, serves as the custodian of the Fund's investments and cash and settles trades made by the Fund.

Victory Capital Management Inc., 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, also serves as the administrator and fund accountant for the Fund.

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, Ohio 43219, serves as the sub-administrator and sub-fund accountant for the Fund.

FIS Investor Services LLC, 4249 Easton Way, Suite 400, Columbus, Ohio 43219, serves as the transfer agent and dividend disbursing agent for the Fund.

Ernst & Young LLP, 1900 Scripps Center, 312 Walnut Street, Cincinnati, Ohio 45202, serves as the independent registered public accounting firm for the Fund.

Morrison & Foerster LLP, 250 West 55th Street, New York, New York 10019, serves as legal counsel to the Fund.

Financial Highlights

The following financial highlights tables reflect historical information about shares of the Fund and are intended to help you understand the Fund's financial performance for the period of the Fund's operations.

Certain information shows the results of an investment in one share of the Fund. To the extent the Fund invests in other funds, the Total Annual Operating Expenses included in the Fund's Fees and Expenses table may not correlate to the ratio of expenses to average net assets in the financial highlights below. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The information for each period has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The Fund's annual and semi-annual reports are available by calling the Fund at 800-539-FUND and at VictoryFunds.com.

Munder Small Cap Growth Fund

	Class A Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016	Period Ended June 30, 2015(a)
Net Asset Value, Beginning of Period	$8.59	$10.47	$10.00
Investment Activities:
Net investment income (loss)(b)	(0.05)	(0.07)	(0.01)
Net realized and unrealized gains (losses) on investments	2.60	(1.81)	0.48
Total from Investment Activities	2.55	(1.88)	0.47
Net Asset Value, End of Period	$11.14	$8.59	$10.47
Total Return (excludes sales charge) (c)	29.69%	(17.96)%	4.70%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$83	$49	$52
Ratio of net expenses to average net assets (d)	1.40%	1.40%	1.40%
Ratio of net investment income (loss) to average net assets (d)	(0.52)%	(0.73)%	(0.50)%
Ratio of gross expenses to average net assets (d),(e)	4.67%	11.23%	7.95%
Portfolio turnover (c),(f)	56%	55%	6%

(a)  Class A Shares of the Fund commenced operations on May 1, 2015.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class I Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016	Period Ended June 30, 2015(a)
Net Asset Value, Beginning of Period	$8.62	$10.48	$10.00
Investment Activities:
Net investment income (loss)(b)	(0.01)	(0.05)	—(c)
Net realized and unrealized gains (losses) on investments	2.60	(1.81)	0.48
Total from Investment Activities	2.59	(1.86)	0.48
Net Asset Value, End of Period	$11.21	$8.62	$10.48
Total Return (d)	30.05%	(17.75)%	4.80%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$6,049	$4,337	$4,346
Ratio of net expenses to average net assets (e)	1.15%	1.15%	1.15%
Ratio of net investment income (loss) to average net assets (e)	(0.12)%	(0.51)%	(0.23)%
Ratio of gross expenses to average net assets (e),(f)	1.37%	2.49%	1.28%
Portfolio turnover (d),(g)	56%	55%	6%

(a)  Class I Shares of the Fund commenced operations on May 1, 2015.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Amount is less than $0.005 per share.

(d)  Not annualized for periods less than one year.

(e)  Annualized for periods less than one year.

(f)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(g)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class Y Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016	Period Ended June 30, 2015(a)
Net Asset Value, Beginning of Period	$8.61	$10.48	$10.00
Investment Activities:
Net investment income (loss)(b)	(0.02)	(0.05)	(0.01)
Net realized and unrealized gains (losses) on investments	2.59	(1.82)	0.49
Total from Investment Activities	2.57	(1.87)	0.48
Net Asset Value, End of Period	$11.18	$8.61	$10.48
Total Return (c)	29.85%	(17.84)%	4.80%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$56	$43	$52
Ratio of net expenses to average net assets (d)	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets (d)	(0.22)%	(0.59)%	(0.35)%
Ratio of gross expenses to average net assets (d),(e)	3.98%	13.34%	7.70%
Portfolio turnover (c),(f)	56%	55%	6%

(a)  Class Y Shares of the Fund commenced operations on May 1, 2015.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

The availability of certain initial and contingent deferred sales charge reductions and waivers may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. The following information about variations in sales charge reductions and waivers is applicable only to investors who purchase Fund shares through a Merrill Lynch platform or account.

In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive those reductions and waivers.

Merrill Lynch

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
Shares purchased by or through a 529 Plan
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this prospectus
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
CDSC Waivers on A and C Shares available at Merrill Lynch
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus.
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

P.O. Box 182593
Columbus, OH 43218-2593

Statement of Additional Information (SAI):  The SAI contains more information about the Fund's operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this Prospectus, which means that it is legally part of this Prospectus, even if you don't request a copy.

Annual and Semi-Annual Reports:  Annual and semi-annual reports contain more information about the Fund's investments and the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal period.

How to Obtain Information:  You may obtain a free copy of the SAI or annual and semi-annual reports, and ask questions about the Fund or your accounts, online at VictoryFunds.com, by contacting the Victory Funds at the following address or telephone number, or by contacting your financial intermediary.

By telephone: Call Victory Funds at 800-539-FUND (800-539-3863)	By mail: Victory Funds P.O. Box 182593 Columbus, OH 43218-2593

You also can get information about the Fund (including the SAI and other reports) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person: SEC Public Reference Room Washington, D.C. Call 202-551-8090 for location and hours.	By mail: SEC Public Reference Section Washington, D.C. 20549-1520	On the Internet: EDGAR database at sec.gov or by email request at publicinfo@sec.gov
Investment Company Act File Number 811-4852	VF-MSCG-PRO (11/17)

November 1, 2017

Prospectus

Victory S&P 500 Index Fund

Class A	MUXAX
Class R	MUXRX
Class Y	MUXYX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

VictoryFunds.com
800-539-FUND
(800-539-3863)

Victory Funds

Fund Summary

    Investment Objective

    Fund Fees and Expenses

    Principal Investment Strategy

    Principal Risks

    Investment Performance

    Management of the Fund

    Purchase and Sale of Fund Shares

    Tax Information

    Payments to Broker-Dealers and Other Financial Intermediaries

Additional Fund Information

    Investments

    Risk Factors

Organization and Management of the Fund

Investing with Victory

    Share Price

    Choosing a Share Class

    Information About Fees

    How to Buy Shares

    How to Exchange Shares

    How to Sell Shares

Distributions and Taxes

Important Fund Policies

Other Service Providers

Financial Highlights

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Appendix B

S&P 500 Index Fund Summary

Investment Objective

The Fund seeks to provide performance and income that is comparable to the S&P 500® Index.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your Investment Professional, in Investing with Victory on page 11 and in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries of the Fund's Prospectus. You may also find information about these discounts in Additional Purchase, Exchange and Redemption Information on page 44 of the Fund's Statement of Additional Information ("SAI").

Shareholder Fees (paid directly from your investment)	Class A	Class R	Class Y
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	2.50%	NONE	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE[1]	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%	0.20%	0.20%
Distribution (12b-1) Fees	0.15%	0.50%	0.00%
Other Expenses	0.23%	0.33%	0.20%
Total Annual Fund Operating Expense	0.58%	1.03%	0.40%

1  A contingent deferred sales charge of 0.75% may be imposed on Class A shares purchased as part of an investment of $1,000,000 or more that were not subject to an initial sales charge and that are redeemed within 12 months of purchase. See Choosing a Share Class in the Prospectus.

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$308	$431	$566	$958
Class R	$105	$328	$569	$1,259
Class Y	$41	$128	$224	$505

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover will generally indicate higher transaction costs, resulting in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 4% of the average value of its portfolio.

Principal Investment Strategy

The Adviser pursues the Fund's objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of companies in the S&P 500® Index ("Index"). In practice, the Fund typically holds all 500 of the stocks in the Index, which is a capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market.

The Fund is managed through the use of a "quantitative" or "indexing" investment approach, which tries to replicate the composition and performance of the Index through statistical procedures. The Fund invests in stocks that are included in the Index in approximately the same proportions as they are represented in the Index. As a result, the Adviser does not use traditional methods of stock selection, that is, it does not select stocks on the basis of economic, financial and market analysis.

The Fund seeks to achieve a correlation between the performance of its portfolio and the Index of at least 0.95. A correlation of 1.0 would mean that the changes in the Fund's price mirror exactly the changes in the Index.

The Adviser uses futures contracts to manage cash, accrued dividends and other non-performing assets in an effort to minimize performance disparity between the Fund and the Index.

Principal Risks

The Fund's investments are subject to the following principal risks:

  Equity Risk. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company's earnings or dividends may not increase as expected. Price changes may be temporary or last for extended periods.
  Futures Contracts Risk. The Fund's use of futures contracts exposes the Fund to leverage and tracking risks because a small investment in futures contracts may produce large losses and futures contracts may not be perfect substitutes for securities.
  Management Risk. The Adviser may not execute the Fund's principal investment strategy effectively.
  Passive Investment Risk/Index Risk. The Fund is designed to track the Index and is not actively managed. The Fund does not, therefore, seek returns in excess of the Index. The Adviser will not buy or sell shares of an equity security due to current or projected performance of a security, industry or sector, unless that security is added to or removed, respectively, from the Index.
  Tracking Risk. The Fund's return may not match the return of the Index for a number of reasons, including: the Fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities; the Fund may not be fully invested at times; differences in the valuation of securities; and differences between the Fund's portfolio and the Index resulting from legal restrictions, cost or liquidity constraints.
  Stock Market Risk. Overall stock market risks may affect the value of the Fund. Factors such as domestic and international economic growth and market conditions, interest rate levels and political events affect the securities markets.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A, R and Y shares of the Fund, including applicable maximum sales charges, compare to those of the S&P 500® Index. Performance data for the classes varies based on differences in their fee and expense structures. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at VictoryFunds.com.

The performance figures for Class A, R and Y shares reflect the historical performance prior to October 31, 2014 of, respectively, the Class A, R and Y shares of the Munder Index 500 Fund, a series of Munder Series Trust (the predecessor to the Fund managed by Munder Capital Management). The Fund's performance has not been restated to reflect any difference in the expenses of the Munder Index 500 Fund. The Munder Index 500 Fund commenced operations, and Class Y shares were first offered on December 1, 1991. Class A shares were first offered on December 9, 1992 and Class R shares were first offered on July 30, 2004.

Calendar Year Returns for Class Y Shares

(The annual return in the bar chart is for the Fund's least expensive class of shares, Class Y shares. Due to differing charges and expenses, the performance of classes not shown in the bar chart will differ.)

The year-to-date total return of the Fund's Class Y shares as of September 30, 2017 was 13.84%.

Highest Quarter	15.83% (quarter ended June 30, 2009)
Lowest Quarter	-22.12% (quarter ended December 31, 2008)

Average Annual Total Returns (For the Periods Ended December 31, 2016)	1 Year	5 Years	10 Years
CLASS Y Before Taxes	11.68%	14.14%	6.49%
CLASS Y After Taxes on Distributions	9.54%	11.76%	4.57%
CLASS Y After Taxes on Distributions and Sale of Fund Shares	8.34%	11.16%	5.02%
CLASS A Before Taxes	8.67%	13.36%	6.04%
CLASS R Before Taxes	10.97%	13.51%	5.93%
INDEX
S&P 500® Index Index returns reflect no deduction for fees, expenses, or taxes.	11.96%	14.66%	6.95%

After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one share class. The after-tax returns for other classes will vary.

Management of the Fund

Investment Adviser

Victory Capital Management Inc. ("Adviser") serves as the Fund's investment adviser. The portfolio managers primarily responsible for day-to-day management of the Fund are members of the Adviser's VictoryShares team, who oversees the Adviser's rules-based investment strategies.

Portfolio Managers

Stephen Hammers is the Chief Portfolio Strategist of VictoryShares and has been a Portfolio Manager of the Fund since January 2016.

David Hallum is a member of the VictoryShares team and has been a Portfolio Manager of the Fund since January 2016.

Dan Banaszak is a member of the VictoryShares team and has been a Portfolio Manager of the Fund since January 2016.

Rob Bateman is a member of the VictoryShares team and has been a Portfolio Manager of the Fund since January 2016.

Purchase and Sale of Fund Shares
Investment Minimums	Class A	Class R	Class Y
Minimum Initial Investment	$2,500	NONE	$1,000,000
Minimum Subsequent Investments	$50	NONE	NONE

For Class A Shares a $1000 minimum purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, and automatic investment plans.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value ("NAV") after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.

Tax Information

The Fund's distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Additional Fund Information

Victory Capital Management Inc., which we refer to as the "Adviser" throughout the Prospectus, manages the Fund.

The S&P 500 Index Fund (the "Fund") is managed by the Adviser, who also manages other funds, each having distinct investment management objectives, strategies, risks, and policies. Together, these funds are referred to in this Prospectus as the "Victory Funds" or, more simply, the "Funds."

The following section describes additional information about the principal investment strategy that the Fund will use under normal market conditions to pursue its investment objective. Keep in mind that for cash management purposes, the Fund may hold all or a portion of its assets in cash, short-term money market instruments or shares of other investment companies. This may reduce the benefit from any upswing in the market and may cause the Fund to fail to meet its investment objective.

The Fund will not change its policy of investing at least 80% of its net assets in securities comprising the Index unless it notifies shareholders at least 60 days in advance. For purposes of the Fund's investment strategy, "net assets" includes any borrowings for investment purposes

If you would like to receive additional copies of any materials, please call the Victory Funds at 800-539-FUND (800-539-3863) or please visit VictoryFunds.com.

Investments

The following describes the types of securities the Fund may purchase under normal market conditions to achieve its principal investment strategy. The Fund will not necessarily buy all of the securities listed below.

U.S. Equity Securities

Can include common stock, preferred stock, and securities that are convertible or exchangeable into common stock of U.S. corporations.

Futures Contracts and Options on Futures Contracts

Contracts involving the right or obligation to deliver or receive assets or money depending on the performance of one or more assets or an economic index. To reduce the effects of leverage, liquid assets equal to the contract commitment are set aside to cover the commitment. The Fund may invest in futures in an effort to hedge against market or currency risk, as a temporary substitute for buying or selling securities or for temporary cash management purposes. There is no assurance that the Fund will engage in any hedging transactions.

The Adviser may use other types of investment strategies in pursuing the Fund's overall investment objective. The following describes the types of securities that the Adviser may purchase or investment techniques the Adviser may employ that are not considered to be a part of the Fund's principal investment strategies. Additional securities and techniques are described in the Fund's SAI.

Investment Companies

The Fund may invest in securities of other investment companies, including ETFs, if those companies invest in securities consistent with the Fund's investment objective and policies. ETFs are investment companies the shares of which are bought and sold on a securities exchange.

Securities Lending

To enhance the return on its portfolio, the Fund may lend portfolio securities to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board. Each loan will be secured continuously by collateral in the form of cash, high quality money market instruments or securities issued by the U.S. government or its agencies or instrumentalities.

Risk Factors

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

The following describes the principal risks that you may assume as an investor in the Fund.

General risks
  Market risk is the risk that the market value of a security may decline in response to developments affecting individual companies and/or general economic conditions. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.
  Manager risk is the risk that the Fund's portfolio manager may implement its investment strategy in a way that does not produce the intended result.

Equity risk
  The value of an equity security will fluctuate in response to changes in earnings or other conditions affecting the issuer's profitability or in general market conditions. Unlike debt securities, which have preference to a company's assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations.

Tracking risk
  The Fund's ability to track the return of the Index is affected by the fact that the Fund pays fees and transaction costs, while the Index does not; therefore, the Fund's returns are likely to be lower than those of the Index. Tracking variance may also result from the impact of share purchases, redemptions and other factors not affecting the Index.

Index strategy risk
  The Fund will invest in the securities included in the Index regardless of market trends. As a result, the Fund does not modify its investment strategy to respond to changes in the economy, which means it may be particularly susceptible to a general decline in the large-capitalization sector of the U.S. stock market.

Derivatives risk
  Derivatives, such as futures contracts and options on futures contracts, are subject to the risk that small price movements can result in substantial gains or losses. Derivatives also entail exposure to counterparty risk, the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant securities, assets or indices. The Fund "covers" its exposure to certain derivative contracts by segregating or designating liquid assets on its records sufficient to satisfy current payment obligations, which may expose the Fund to the market through both the underlying assets subject to the contract and the assets used as cover. The use of derivatives may cause the Fund to incur losses greater than those that would have occurred had derivatives not been used.

Stock market risk
  Stock market risk refers to the fact that stock (equity securities) prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline. A slower-growth or recessionary economic environment could have an adverse effect on stock prices. Consequently, a broad-based market drop may also cause a stock’s price to fall. Portfolio securities may also decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, or due to factors affecting particular industries represented in the securities markets, such as competitive conditions. Changes in the financial condition of a single issuer can impact a market as a whole, and adverse market conditions may be prolonged and may not have the same impact on all types of securities. In addition, the markets may not favor a particular kind of security, including equity securities. Values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

The Adviser may use several types of investment strategies in pursuing the Fund's overall investment objective. The following risks are those that the Adviser does not consider to be principal risks of the Fund. Additional risks are included in the Fund's SAI.

Investment company risk
  The Fund's ability to achieve its investment objective may be directly related to the ability of other investment companies (including ETFs) held by the Fund to meet their investment objectives. In addition, shareholders of the Fund will indirectly bear the fees and expenses of the underlying investment companies. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.

Securities lending risk
  The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (1) the inability of the borrower to return the securities, (2) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (3) a delay in recovery of the securities, or (4) the loss of rights in the collateral should the borrower fail financially. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral. In determining whether to lend securities, the Adviser or the Fund's securities lending agent will consider relevant facts and circumstances, including the creditworthiness of the borrower.

An investment in the Fund is not a complete investment program.

Organization and Management of the Fund

The Trust's Board of Trustees has the overall responsibility for overseeing the management of the Fund.

The Investment Adviser

The Trust has an Advisory Agreement with the Adviser. The Adviser is a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser oversees the operations of the Fund according to investment policies and procedures adopted by the Board of Trustees. As of September 30, 2017, the Adviser and its affiliates managed or advised assets totaling in excess of $58.9 billion for individual and institutional clients. The Adviser's address is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144.

The Adviser is a multi-boutique asset manager comprised of multiple investment teams. The VictoryShares team oversees the Adviser's rules-based investment strategies and is responsible for the day-to-day investment management of the Fund.

For the fiscal year ended June 30, 2017, the Fund was paid advisory fees, before waivers, at an annual rate of 0.20% of the average daily net assets of the Fund.

See "Fund Fees and Expenses" for information about any contractual agreement agreed to by the Adviser to waive fees and/or reimburse expenses with respect the the Fund. From time to time, the Adviser also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to the Fund.

A discussion of the Board's most recent considerations in approving the Advisory Agreement is available in the Fund's semi-annual report for the period ended December 31, 2016.

Portfolio Management

Stephen Hammers, Dan Banaszak, David Hallum and Rob Bateman are Co-Portfolio Managers of the Fund and are jointly responsible for the day-to-day management of the Fund's portfolio.

Mr. Hammers, CIMA®, is the Chief Portfolio Strategist of VictoryShares. From 2003-2015, Mr. Hammers was a managing partner, co-founder and chief investment officer of Compass Efficient Model Portfolios, LLC, which was acquired by the Adviser in 2015.

Mr. Banaszak, CFA®, is a member of the VictoryShares team. From 2011-2015, Mr. Banaszak was a Portfolio Manager/Analyst of Compass Efficient Model Portfolios, LLC, which was acquired by the Adviser in 2015. From 2010 to 2011, Mr. Banaszak was a futures and options trader with the Chicago Board of Trade and an options trader with Lerner Trading Group from 2007 to 2010.

Mr. Hallum is a member of the VictoryShares team. From 2005-2015, Mr. Hallum was a Portfolio Manager of Compass Efficient Model Portfolios, LLC, which was acquired by the Adviser in 2015.

Mr. Bateman is a member of the VictoryShares team. From 2007-2015, Mr. Bateman was a Portfolio Manager of Compass Efficient Model Portfolios, LLC, which was acquired by the Adviser in 2015. From 2004-2007, Mr. Bateman was a fixed income and futures trader at Stephens, Inc. and at PFIC Securities from 2000 to 2004.

The Fund's SAI provides additional information about the portfolio managers' method of compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

Investing with Victory

All you need to do to get started is to fill out an application.

If you are looking for a convenient way to open an account or to add money to an existing account, we can help. The sections that follow will serve as a guide to your investments with the Victory Funds. Choosing a Share Class will help you decide whether it would be more to your advantage to buy Class A, R or Y shares of the Fund. Class R and Y shares are available for purchase only by eligible shareholders. The following sections describe how to open an account directly with us, how to access information about your account, and how to buy, exchange and sell shares of the Fund. Note, this information will vary if you invest through a third party Investment Professional such as a brokerage firm and will be dependent on that firm's policies and practices. Consult your Investment Professional for specific details.

We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

Share Price

The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the value of your investment.

The Fund calculates its share price, called its net asset value ("NAV"), each business day as of the close of regular trading on the New York Stock Exchange, Inc. ("NYSE"), which is normally 4:00 p.m. Eastern Time. In the event of an emergency or other disruption in trading on the NYSE, the Fund's share price will be determined based upon the close of the NYSE. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is next calculated after you place your order. A business day is a day on which the NYSE is open.

The Fund prices its investments based on market value when market quotations are readily available. When these quotations are not readily available, the Fund will price its investments at fair value according to procedures approved by the Board of Trustees. The Fund will fair value a security when:

  Trading in the security has been halted;
  The market quotation for the security is clearly erroneous due to a clerical error;
  The security's liquidity decreases such that, in the Adviser's opinion, the market quotation has become stale; or
  An event occurs after the close of the trading market (but before the Fund's NAV is calculated) that, in the Adviser's opinion, materially affects the value of the security.

The use of fair value pricing may minimize arbitrage opportunities that attempt to exploit the differences between a security's market quotation and its fair value. The use of fair value pricing may not, however, always reflect a security's actual market value in light of subsequent relevant information, and the security's opening price on the next trading day may be different from the fair value price assigned to the security.

Each class of shares of the Fund calculates its NAV by adding up the total value of the investments and other assets of that class, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the class.

You may be able to find the Fund's NAV each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a fund reaches a specific number of shareholders or level of assets. You may also find the Fund's NAV by calling 800-539-3863 or by visiting the Fund's website at VictoryFunds.com.

Choosing a Share Class

CLASS A

  Front-end sales charge, as described in this section. There are several ways to reduce or eliminate this charge as discussed under Sales Charge Reductions and Waivers for Class A Shares.
  Class A shares also pay ongoing distribution and/or service (12b-1) fees.
  Lower annual expenses than Class R shares.

CLASS R

  No front-end sales charge or CDSC. All your money goes to work for you right away.
  Class R shares pay ongoing distribution and/or service (12b-1) fees.
  Class R shares are only available to certain investors.
  Higher annual expenses than all other classes of shares.

CLASS Y

  No front-end sales charge or CDSC. All your money goes to work for you right away.
  Class Y shares do not pay any ongoing distribution and/or service (12b-1) fees.
  Class Y shares are only available to certain investors.
  Lower annual expenses than all other classes of shares.

Share Classes

An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information. Your Investment Professional also can help you decide which share class is best for you. Investment Professionals and other intermediaries may charge fees for their services.

The Fund offers Class A, R and Y shares. Each share class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you and your Investment Professional to choose the class that best suits your investment needs. When you purchase shares of the Fund, you must choose a share class.

Deciding which share class best suits your situation depends on a number of factors that you should discuss with your Investment Professional, including: how long you expect to hold your investment, how much you intend to invest, and the total expenses associated with each share class.

The Fund currently offers only the classes of shares described in this Prospectus. At some future date, the Fund may offer additional classes of shares.

Also, not all Victory Funds offer all classes of shares, and some classes of shares are available for purchase only by eligible shareholders.

The Fund reserves the right, without notice, to change the eligibility criteria for purchasing a particular share class. For example, a class of shares may be available to purchase only by retirement plans or by institutional investors. The Fund may also waive any applicable eligibility criteria or investment minimums at its discretion.

The Fund or any class may be terminated at any time for failure to achieve an economical level of assets or for other reasons.

Calculation of Sales Charges for Class A Shares

For historical expense information, see the "Financial Highlights" at the end of this Prospectus.

Class A shares are sold at their public offering price, which is the NAV plus any applicable initial sales charge, also referred to as the "front-end sales load." The sales charge may be reduced or eliminated for larger purchases, as detailed below or as described under Sales Charge Reductions and Waivers for Class A Shares. The investment levels required to obtain a reduced sales charge are commonly referred to as "breakpoints."

All Class A purchases are subject to the terms described herein except for those purchases made through an intermediary specified in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.

In order to obtain a breakpoint discount, you must inform your Investment Professional at the time you purchase shares of the existence of the other Victory accounts or purchases of Victory Funds that are eligible to be linked for the purpose of calculating the initial sales charge. The Fund or your Investment Professional may ask you for records or other information about other Victory Funds held in your Victory accounts and linked accounts, including accounts opened with a different Investment Professional.

The current sales charge rates for Class A shares are listed below:

Your Investment in the Fund	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment
Up to $99,999	2.50%	2.56%
$100,000 up to $249,999	2.00%	2.04%
$250,000 up to $499,999	1.50%	1.52%
$500,000 up to $999,999	1.00%	1.01%
$1,000,000 and above	0.00%	0.00%

The Fund makes available, free of charge, information relating to sales charges on its website at VictoryFunds.com.

Sales Charge Reductions and Waivers for Class A Shares

There are several ways you can combine multiple purchases of Class A shares of the Victory Funds to take advantage of reduced sales charges and, in some cases, eliminate sales charges.

In order to obtain a Class A sales charge reduction or waiver, you must provide your Investment Professional, financial intermediary or the Fund's transfer agent, at the time of purchase, with current information regarding shares of any Victory Funds held in other accounts. Such information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate that a sales charge was paid regarding shares of the Victory Funds held in: (i) all accounts (e.g., retirement accounts) with the Victory Funds and your Investment Professional; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse or domestic partner and children under 21).

The availability of a sales charge reduction or waiver discussed below will depend upon whether you purchase your shares directly from the Fund or through a financial intermediary. In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. Different intermediaries may impose different sales loads. These variations are described in Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. Except as described with respect to the intermediaries specified in Appendix A, all Class A shares are subject to the terms stated herein. In order to obtain waivers and discounts that are not available through your intermediary, you will have to purchase Fund shares directly from the Fund or through another intermediary.

You can find additional information regarding sales charges and their reductions, free of charge, at vcm.com/policies, by clicking on Victory Funds Pricing Policies.

You may reduce or eliminate the sales charge in the following cases:

  Your purchase is sufficient to reach a breakpoint (see Calculation of Sales Charges for Class A Shares above);
  If you anticipate purchasing $100,000 or more of shares of the Fund, or in combination with Class A shares of other Victory Funds (excluding those Funds that do not impose a sales charge), within a 13-month period, you may obtain the shares at the same reduced sales charge as though the total quantity were invested in one lump sum. In order to qualify for the reduced sales charge, you must submit a non-binding Letter of Intent (the "Letter") within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. You must start with a minimum initial investment of at least 5.00% of the total amount you intend to purchase. A portion of the shares purchased under the Letter will be held in escrow until the total investment has been completed. In the event you do not complete your commitment set forth in the Letter in the time period specified, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges;
  Rights of Accumulation allow you to add the value of any Class A shares of the Fund that you already own (excluding shares sold without a sales charge) to the amount of your next Class A investment to determine if your additional investment will qualify for a reduced sales charge. The value of the Class A shares you already own will be calculated by using the greater of the current value or the original investment amount. You may be eligible for reduced sales charges on future purchases of Class A shares of the Fund after you have reached a new breakpoint. To determine your reduced sales charge, you can add the value of your Class A shares (or those held by your spouse (including life partner) and your children under age 21), determined at the previous day’s NAV, to the amount of your new purchase, valued at the current offering price. To ensure that the reduced price will be received pursuant to the Fund’s Rights of Accumulation, you or your Investment Professional must inform the Fund’s transfer agent that the Rights apply each time shares are purchased and provide the transfer agent with sufficient information to permit confirmation of qualification;
  The Combination Privilege allows you to combine the value of Class A shares you own in accounts of multiple Victory Funds (excluding shares sold without a sales charge) and in accounts of household members of your immediate family (spouse or domestic partner and children under 21) to achieve a reduced sales charge on your added investment;
  The Reinstatement Privilege permits an investor, within 90 days of a redemption of Class A shares of the Fund, to reinvest all or part of the redemption proceeds in Class A shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. No service charge is currently imposed on reinvestment in Class A shares of the Fund within 90 days of a redemption of Class A shares;
  The Victory Funds will completely waive the sales charge for Class A shares in the following cases:
    Purchases of $1,000,000 or more;
    Purchases by:
      current and retired Victory Fund trustees or officers;
      directors, trustees, employees, and family members of employees of the Adviser or "Affiliated Providers;"1 and registered broker-dealers, financial intermediaries or their agents or affiliates who have agreements with Victory Capital Advisers, Inc., (the "Distributor"), if the shares are purchased for their own account, purchased for retirement plans of their employees or sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;
    Purchases for trust or other advisory accounts established with a financial institution and fee-based investment products or accounts;
    Reinvestment of proceeds from a liquidation distribution of Class A shares of a Victory Fund held in a deferred compensation plan, agency, trust, or custody account;
    Purchases by retirement plans, including Section 401 and 457 plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans. Investors nonetheless may be charged a fee if they effect transactions in Class A shares through a broker or agent;
    Purchases by participants in no transaction fee programs offered by certain broker-dealers (sometimes referred to as "supermarkets");
    Purchases by financial intermediaries who have entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers;
    Investors that have an investment account with the Adviser;
    Purchases by CMS Energy employees participating in a Victory prototype Roth IRA plan by way of payroll deduction from CMS Energy; and
    Individuals who reinvest the proceeds of redemptions from Class I or Class Y shares of a Victory Fund within 60 days of redemption.

1  Affiliated Providers are affiliates and subsidiaries of the Adviser and any organization that provides services to the Trust.

You should inform the Fund or your Investment Professional at the time of purchase of the sales charge waiver category which you believe applies.

Eligibility Requirements to Purchase Class R Shares

Class R shares may only be purchased by:

  Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans.
  Fee-based investment products or accounts.

Eligibility Requirements to Purchase Class Y Shares

Only Eligible Investors may purchase or exchange into Class Y shares of the Fund. Eligible Investors include the following:

  Institutional and individual retail investors with a minimum investment in Class Y shares of $1,000,000 who purchase through certain broker-dealers or directly from the transfer agent.
  Clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds, who invest at least $2,500.
  Pension, profit sharing, employee benefit and other similar plans and trusts that invest in the Funds.
  Investors who purchase through select fee-based advisory programs with an approved financial intermediary. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based upon the value of the account. Such transactions may be subject to additional rules or requirements of the applicable financial intermediary's program.
  Purchases by:
    current and retired Victory Fund trustees or officers (including the former trustees and officers of the Munder Series Trust);
    directors, trustees, employees, and family members of employees of the Adviser or "Affiliated Providers";1 investment advisory clients of the Adviser; or
    investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members.

1  Affiliated Providers are affiliates and subsidiaries of the Adviser and any organization that provides services to the Trust.

Information About Fees

Distribution and Service Plans

In accordance with Rule 12b-1 of the Investment Company Act of 1940, the Trust has adopted Distribution and Service Plans for Class A shares and Class R shares of the Fund.

Under the Class A Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.15% of its average daily net assets. Under the Class R Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.50% of its average daily net assets. The fee is paid for general distribution services, for selling Class A and Class R shares of the Fund and, as applicable, for providing personal services to shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's shares. Personal services to shareholders are generally provided by broker-dealers or other intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Because Rule 12b-1 fees are paid out of the Fund's assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Other Payments to Financial Intermediaries

If you purchase Fund shares through an Investment Professional, a broker dealer, or other financial intermediary, the Fund may pay for sub-transfer agent, recordkeeping and/or similar administrative services. In addition, the Adviser (and its affiliates) may make substantial payments to affiliated and unaffiliated dealers or other Investment Professionals and service providers for distribution, administrative and/or shareholder servicing activities, out of its own resources, including the profits from the advisory fees the Adviser receives from the Fund. The Adviser also may reimburse the Distributor (or the Distributor's affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or Investment Professional for marketing, promotional or related expenses; these payments are often referred to as "revenue sharing."

In some circumstances, these types of payments may create an incentive for a dealer or Investment Professional or its representatives to recommend or offer shares of the Fund or other Victory Funds to its customers. You should ask your dealer or Investment Professional for more details about any such payments it receives.

How to Buy Shares

Opening an account

If you would like to open an account, you will first need to complete an Account Application.

You can obtain an Account Application by calling Victory Funds Customer Service at 1-800-539-3863. You can also download an Account Application by visiting the Fund's website, VictoryFunds.com, and clicking on the Victory Funds Account Application link. Send the completed Account Application, along with a check made payable to the Victory Funds, at the following address:

Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593

You can also obtain an Account Application by contacting your Investment Professional. When you invest through an Investment Professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ. In addition to any limitations described in this Prospectus, an Investment Professional or other intermediary may also place other limits on your ability to use the services of the Fund. Sometimes an Investment Professional will charge you for its services. This fee will be in addition to, and unrelated to, the fees and expenses charged by the Fund.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the Fund is unable to collect the required information, you may not be able to open your account. Additional details about the Fund's Customer Identification Program are available in the section "Important Fund Policies."

If your investment order is accepted by the Fund, an Investment Professional or other intermediary, it will be priced at the NAV next computed as described in the section entitled "Share Price."

If you participate in a retirement plan that offers one of the Victory Funds as an option, please consult your employer for information on how to purchase shares of the Victory Funds through the plan, including any restrictions or limitations that may apply.

Paying for your initial purchase

Make your check payable to the "Victory Funds." All checks must be drawn on U.S. banks. If your check is returned as uncollectible for any reason, you will be charged for any resulting fees and/or losses. The Fund does not accept cash, money orders, traveler's checks, credit card convenience checks, or third party checks. Additionally, bank starter checks are not accepted for the shareholder's initial investment into the Fund. All payments must be denominated in U.S. dollars.

Minimum investments

If you would like to buy Class A, the minimum investment required to open an account is $2,500; no minimum for certain retirement plans and approved fee-based and/or advisor program and similar accounts ($1,000 for IRA accounts), with additional investments of at least $50. If you would like to buy Class R or Class Y shares, you must first be an Eligible Investor, as discussed in the section Choosing a Share Class — Eligibility Requirements to Purchase. There are no minimum investment amounts required for Class R or Class Y shares except as set forth in the Eligibility Requirements to Purchase.

If your account falls below the minimum investment amount, we may ask you to reestablish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

The minimum investment required to open an account may be waived or lowered for employees, and immediate family members of the employee, of the Adviser, the Administrator, and their affiliates. In addition, the minimum investment required may be waived when the Fund is purchased in a managed account or within qualified retirement plans or in other similar circumstances. Although the Fund may sometimes waive the minimum investment, when it does so, it always reserves the right to reject initial investments under the minimum at its discretion.

There is no minimum investment required to open an account or for additional investments in Victory Simple IRAs.

Purchasing additional shares

Once you have an existing account, you can make additional investments at any time in any amount (subject to any minimums) in the following ways:

  By Mail

  To ensure that your additional investment is properly credited to your account, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

  By Telephone

  If you have an existing account that has been set up to receive electronic transfers, you can buy additional shares by calling Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday.

  By Exchange

  You may purchase shares of the Fund using the proceeds from the simultaneous redemption of shares of another Victory Fund if it is eligible for an exchange with your Fund. You may initiate an exchange online (if you are a registered user of VictoryFunds.com), by telephone, or by mail. See the section "Exchanging Shares."

  Via the Internet

  If you are a registered user, you may request a purchase of shares through our website at VictoryFunds.com. Your account must be set up for Automated Clearing House ("ACH") payment in order to execute online purchases.

  By ACH

  Your account must be set up for ACH payment in order to execute purchases online or by telephone. It takes about 15 days to set up an ACH account and only domestic member banks may be used. After your account is set up, your purchase amount can be transferred by ACH. Currently, the Fund does not charge a fee for ACH transfers but it reserves the right to charge for this service in the future. Your originating bank may charge a fee for ACH transfers.

  By Wire

  You may buy Fund shares by bank wire transfer of same day funds. Please call Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday for wiring instructions. Any commercial bank can transfer same-day funds by wire.

  Although the transfer agent does not currently charge you for receiving same-day funds, it reserves the right to charge for this service in the future. Your bank may charge you for wiring same-day funds. You cannot buy shares for tax-qualified retirement plans by wire transfer.

  By Systematic Investment Plan

  To enroll in the Systematic Investment Plan, you should check this box on the Account Application or on the Account Maintenance Form. We will need your bank information and the amount ($50 or more) and frequency of your investment. You can select monthly, quarterly, semi-annual or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement before we will make automatic withdrawals from your bank account and invest it in shares of the Fund.

Other purchase rules you should know

The Fund reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund or its shareholders. The Fund also reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a Fund account, or to add to an existing Fund account.

Keep these addresses handy for purchases, exchanges, or redemptions.

BY REGULAR U.S. MAIL	Victory Funds P.O. Box 182593 Columbus, OH 43218-2593
BY OVERNIGHT MAIL	Use the following address ONLY for overnight packages: Victory Funds c/o FIS TA Operations 4249 Easton Way, Suite 400 Columbus, OH 43219 PHONE: 800-539-3863
BY WIRE	Call 800-539-3863 BEFORE wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions.
BY TELEPHONE	800-539-FUND (800-539-3863)
ON THE INTERNET	www.VictoryFunds.com

If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of Fund shares in your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive a financial report of the Fund. By February 15th of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

Retirement Plans

You can use the Fund as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Fund for details regarding an IRA or other retirement plan that works best for your financial situation.

How to Exchange Shares

There may be limits on the ability to exchange between certain Victory Funds. You can obtain a list of Victory Funds available for exchange by calling 800-539-FUND or by visiting VictoryFunds.com

The shares of any class of the Fund may be exchanged for the shares of any other class offered by the Fund or the same class, or any other class, of any other Victory Fund, either through your Investment Professional or directly through the Fund, subject to the conditions described below:

  Exchanges are subject to any CDSC, minimum investment limitation or eligibility requirements described in the applicable Prospectus and SAI. You may be required to provide sufficient information to establish eligibility to exchange into the new share class.
  To exchange between Victory Funds, the other Victory Fund you wish to exchange into must be eligible for exchange with your Fund.
  Shares of the Victory Fund selected for exchange must be available for sale in your state of residence.

If you have questions about these, or any of the Fund's other exchange policies, please consult Victory Customer Service or your Investment Professional before requesting an exchange.

Before exchanging, you should read the Prospectus of the Fund you wish to exchange into, which may be subject to different risks, fees and expenses.

Processing your exchange/conversion

If your exchange request is received and accepted by the Fund, an Investment Professional or other intermediary by the close of trading as described in the section entitled "Share Price" then your exchange will be processed the same day. Your exchange will be processed on the next business day if received after the close of trading. Exchanges will occur at the respective NAVs of the share classes next calculated after receipt and acceptance of your exchange request in good order, plus any applicable sales charge described in the Prospectus.

If your Fund shares are converted to a different share class, the transaction will be based on the respective NAV of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day's NAVs. Please contact your financial intermediary regarding the tax consequences of any conversion.

Requesting an exchange

You can exchange shares of the Fund by telephone, by mail or via the Internet. You cannot exchange into an account with a different registration or tax identification number.

By Telephone

Unless you indicate otherwise on the account application, Victory Customer Service will be authorized to accept exchange instructions received by telephone.

By Mail

Send a letter of instruction signed by all registered owners or their legal representatives to the Victory Funds.

Via the Internet

You may also exchange shares via the Internet at VictoryFunds.com if you are a registered user.

Other exchange rules you should know

The Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. The Fund may terminate or modify the exchange privilege at any time on 60 days' notice to shareholders.

An exchange of Fund shares for shares of another Victory Fund constitutes a sale for tax purposes unless the exchange is made within an IRA or other tax-deferred account.

For information on how to exchange shares of the Fund that were purchased through your employer's retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.

How to Sell Shares

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.

If your redemption request is received in good order by the close of trading on the NYSE, your redemption will be processed the same day. Your redemption will not be processed until the next business day if it is received after the close of trading on the NYSE. You cannot redeem your shares at www.VictoryFunds.com.

BY TELEPHONE

The easiest way to redeem shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

  Mail a check to the address of record;
  Wire funds to a previously designated domestic financial institution;
  Mail a check to a previously designated alternate address; or
  Electronically transfer your redemption via ACH to a previously designated domestic financial institution.

The transfer agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the transfer agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, none of the Trust, its servicing agents, the Adviser, or the transfer agent will be responsible for any losses. If the transfer agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the transfer agent or your Investment Professional by telephone, consider placing your order by mail.

BY MAIL

Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A Medallion signature guarantee is required for the following redemption requests:

  Your account registration has changed within the last 15 business days;
  The check is not being mailed to the address on your account;
  The check is not being made payable to the owner of the account;
  The redemption proceeds are being transferred to another Victory Fund account with a different registration; or
  The check or wire is being sent to a different bank account than was previously designated.

You can get a Medallion signature guarantee from a financial institution — such as a commercial bank, broker dealer, credit union, clearing agency, or savings bank — that is a member of a Medallion signature guarantee program.

BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call before the close of trading on the NYSE, your funds will be wired on the next business day.

BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after the close of trading on the NYSE. It will be transferred by ACH as long as the transfer is to a domestic bank.

Systematic Withdrawal Plan

If you check this box on the Account Application or on the Account Maintenance Form, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more at the time you establish the Systematic Withdrawal Plan. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a Medallion signature guaranteed letter of instruction. You should be aware that each withdrawal may be a taxable transaction. Also, each withdrawal reduces your account balance, and eventually your account balance may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below the initial purchase minimum, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Additional Information about Redemptions
  Redemption proceeds from the sale of Fund shares purchased by a check or through ACH will be held until the purchase check or ACH has cleared, which will take up to 10 business days.
  We typically expect to send the proceeds from your share redemption within one business day after we execute your order, but we may take up to seven business days to send redemption proceeds, regardless of payment type. When you sell shares through your financial intermediary, you can ask the intermediary to tell you when you can expect to receive the proceeds of your redemption.
  The Fund may suspend your right to redeem your shares in the following circumstances:
    During non-routine closings of the NYSE;
    When the SEC determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or
    When the SEC orders a suspension to protect the Fund's shareholders.
  The Fund typically uses cash and cash equivalents held in its portfolio or sells portfolio assets to meet redemption requests. In unusual circumstances or under stressed market conditions, the Fund may use other methods to raise cash to meet redemption requests. For example, the Fund may draw funds from a line of credit or borrow available cash held by other Victory Funds under an "interfund lending program" in reliance on an exemptive order from the SEC.
  The Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1.00% of the Fund's net assets. The Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash. Securities received pursuant to an in-kind redemption are subject to market risk until sold and may be subject to brokerage and other fees.
  If you choose to have your redemption proceeds mailed to you and either the United States Postal Service is unable to deliver the redemption check to you or the check remains outstanding for more than six months, the Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed redemption checks.

Distributions and Taxes

Buying a dividend. You should check the Fund's distribution schedule before you invest. If you buy shares of the Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

As a shareholder, you are entitled to your share of net income and capital gains on the Fund's investments. The Fund passes its earnings along to investors in the form of dividends. Dividends paid by the Fund represent the net income from dividends and interest earned on investments after expenses. The Fund will distribute short-term gains, as necessary, and if the Fund makes a long-term capital gain distribution, it is normally paid once a year.

Ordinarily, the Fund declares and pays dividends quarterly. However, the Fund may not always pay a dividend or distribution for a given period. Each class of shares declares and pays dividends separately.

Distributions can be received in one of the following ways. Please check with your Investment Professional if you are unsure of which option is right for you.

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-539-FUND.

Reinvestment Option

You can have distributions automatically reinvested in additional shares of the Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

Cash Option

A check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the United States Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the distribution option on your account will default to the reinvestment option as described above. The Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed distribution checks.

Income Earned Option

You can automatically reinvest your dividends in additional shares of the Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

Directed Distributions Option

In most cases, you can automatically reinvest distributions in shares of another Victory Fund. If you reinvest your distributions in a different Victory Fund, you will pay a sales charge on the amount of reinvested distributions.

Directed Bank Account Option

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the transfer agent will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

Important Information about Taxes

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in the Fund.

The Fund expects to pay no federal income tax on the earnings and capital gains it distributes to shareholders.

  Qualified dividends received from the Fund by noncorporate shareholders will be taxed at long-term capital gain rates to the extent attributable to qualified dividends received by the Fund. Nonqualified dividends, dividends received by corporate shareholders and dividends from the Fund's short-term capital gains are taxable as ordinary income. Dividends from the Fund's long-term capital gains are taxable as long-term capital gains.
  Dividends are treated in the same manner for U.S. federal income tax purposes whether you receive them in cash, additional shares of the Fund, or you reinvest them in shares of another Victory Fund.
  An exchange of the Fund's shares for shares of another Victory Fund will be treated as a sale. When you sell or exchange shares of the Fund, you must recognize any gain or loss.
  An exchange of one class of the Fund's shares for shares of another class of the same Fund generally constitutes a nontaxable exchange.
  Distributions from the Fund and gains from the disposition of your shares may also be subject to state and local income tax.
  An additional 3.8% Medicare tax will be imposed on certain net investment income (which includes ordinary dividends, capital gain distributions from the Fund, and gain recognized on a disposition of shares) of certain U.S. individuals, estates, and trusts.
  Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.
  Tax statements will be mailed from the Fund by mid-February showing the amounts and tax status of distributions made to you.
  Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.
  The Fund is generally required by law to provide you and the Internal Revenue Service with certain cost basis information related to the sale or redemption of any of your shares in the Fund acquired on or after January 1, 2012 (including distributions that are reinvested in additional shares of the Fund).
  The Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or the Fund is notified by the Internal Revenue Service that backup withholding is required.
  You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in the Fund.
  The Fund may provide estimated capital gain distribution information through its website at VictoryFunds.com.

Important Fund Policies

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Fund must obtain the following information for each person who opens a new account:

  Name;
  Date of birth (for individuals);
  Residential or business street address (although post office boxes are still permitted for mailing); and
  Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Account Maintenance Information

For the following non-financial transactions, the Victory Funds require proof that your signature authorizing a transaction is authentic. This verification can be provided in all cases by either a Signature Validation Program (SVP) stamp or a Medallion signature guarantee (MSG). In some instances a Notary Public stamp is an acceptable alternative. As with the Medallion signature guarantee, a SVP stamp can also be obtained from a financial institution that is a member of the SVP program.

  Change of name (Notary Public, SVP or MSG);
  Add/change banking instructions (SVP or MSG);
  Add/change beneficiaries (Notary Public, SVP or MSG);
  Add/change authorized account traders (SVP or MSG);
  Adding a Power of Attorney (Notary Public, SVP or MSG);
  Add/change Trustee (Notary Public, SVP or MSG); and
  Uniform Transfers to Minors Act/Uniform Gifts to Minors Act custodian change (Notary Public, SVP or MSG).

Market Timing

The Victory Funds discourage frequent purchases and redemptions of Fund shares (market timing). Market timing allows investors to take advantage of market inefficiencies, sometimes to the disadvantage of other shareholders. Market timing increases Fund expenses to all shareholders by increasing portfolio turnover. In addition, market timing could potentially dilute share value for all other shareholders by requiring the Fund to hold more cash than it normally would.

The Fund's Board of Trustees has adopted policies and procedures with respect to market timing. In order to prevent or minimize market timing, the Fund will:

  Employ "fair value" pricing, as described in this Prospectus under Share Price, to minimize the discrepancies between a security's market quotation and its perceived market value, which often gives rise to market timing activity; and
  Monitor for suspected market timing based on "short-term transaction" activity, that is, a purchase or redemption of a Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund.

In monitoring for market timing activity, we consider, among other things, the frequency of your trades and whether you acquired your Fund shares directly through the transfer agent or whether you combined your trades with a group of shareholders in an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary.

Frequent trading by a shareholder is generally a characteristic of market timing. Therefore, any account in which Fund shares are acquired directly through the transfer agent, or where the Fund can adequately identify the shareholder, with a history of three short-term transactions within 90 days or less is suspected of market timing and the shareholder's trading privileges (other than redemption of Fund shares) will be suspended.

We may make exceptions to the "short-term transaction" policy for certain types of transactions if, in the opinion of the Adviser, under the oversight of the Board, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the Fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the Fund or administrator and transactions by certain qualified funds-of-funds.

If you acquired shares through an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary (such as investment advisers, broker-dealers, third-party administrators or insurance companies), and market timing is suspected, different purchase and exchange limitations may apply. We may rely upon a financial intermediary's policy to deter short-term or excessive trading (i) if we believe that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of the Fund, or (ii) if we receive an undertaking from the financial intermediary to enforce short-term or excessive trading policies on behalf of the Fund that provide a substantially similar level of protection for the Fund against such transactions. If you hold your Fund shares through a financial intermediary, you are advised to consult the intermediary to determine what purchase and exchange limitations apply to your account.

We reserve the right to reject or cancel a purchase or exchange order for any reason without prior notice. We will deny your request to purchase or exchange your shares if we believe that the transaction is part of a market timing strategy.

The Fund's market timing policies and procedures may be modified or terminated at any time under the oversight of the Board.

Portfolio Holdings Disclosure

The Fund discloses its complete portfolio holdings as of the end of its second fiscal quarter and its fiscal year in its reports to shareholders. The Fund sends reports to its existing shareholders no later than 60 days after the relevant fiscal period, and files these reports with the SEC by the 70th day after the end of the relevant fiscal period. You can find these reports on the Fund's website, VictoryFunds.com, and on the SEC's website, www.sec.gov.

The Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find these filings on the SEC’s website, www.sec.gov.

The Fund also discloses its complete portfolio holdings each calendar quarter on the Fund's website, VictoryFunds.com, no earlier than the 15th day after the quarter end.

You can find a complete description of the Fund's policies and procedures with respect to disclosure of its portfolio securities in the Fund's SAI or on the Fund's website, VictoryFunds.com.

Performance

The Victory Funds may advertise the performance of the Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations.

Advertising information may include the average annual total return of the Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations and publications.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Victory Funds may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Victory Funds send these documents to each shareholder individually by calling the Victory Funds at 800-539-FUND (800-539-3863), and they will be delivered promptly.

While this Prospectus and the SAI of the Trust describe pertinent information about the Trust and the Fund, neither this Prospectus nor the SAI represents a contract between the Trust or the Fund and any shareholder.

Other Service Providers

Victory Capital Advisers, Inc. (the Distributor), member FINRA and SIPC, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, serves as distributor for the continuous offering of the Fund's shares. The Distributor is an affiliate of the Adviser.

Citibank, N.A., 388 Greenwich St., New York, New York 10013, serves as the custodian of the Fund's investments and cash and settles trades made by the Fund.

Victory Capital Management Inc., 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, also serves as the administrator and fund accountant for the Fund.

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, Ohio 43219, serves as the sub-administrator and sub-fund accountant for the Fund.

FIS Investor Services LLC, 4249 Easton Way, Suite 400, Columbus, Ohio 43219, serves as the transfer agent and dividend disbursing agent for the Fund.

Ernst & Young LLP, 1900 Scripps Center, 312 Walnut Street, Cincinnati, Ohio 45202, serves as the independent registered public accounting firm for the Fund.

Morrison & Foerster LLP, 250 West 55th Street, New York, New York 10019, serves as legal counsel to the Fund.

Financial Highlights

The following financial highlights tables reflect historical information about shares of the Fund and are intended to help you understand the Fund's financial performance for the past five years.

Certain information shows the results of an investment in one share of the Fund. To the extent the Fund invests in other funds, the Total Annual Operating Expenses included in the Fund's Fees and Expenses table may not correlate to the ratio of expenses to average net assets in the financial highlights below. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The Fund’s financial highlights includes historical information of the Fund’s predecessor, Munder Index 500 Fund, a separate series of Munder Series Trust that was managed by Munder Capital Management, for periods prior to October 31, 2014.

The information for each period has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The Fund's annual and semi-annual reports are available by calling the Fund at 800-539-FUND and at VictoryFunds.com.

S&P 500 Index Fund

	Class A Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$20.54	$22.24	$22.75	$19.73	$18.88
Investment Activities:
Net investment income (loss)(a)	0.31	0.34	0.31	0.27	0.28
Net realized and unrealized gains on investments	3.08	0.36	1.24	4.30	3.10
Total from Investment Activities	3.39	0.70	1.55	4.57	3.38
Distributions to Shareholders:
Net investment income	(0.34)	(0.35)	(0.32)	(0.28)	(0.27)
Net realized gains from investments	(1.39)	(2.07)	(1.74)	(1.27)	(2.26)
Total Distributions to Shareholders	(1.73)	(2.42)	(2.06)	(1.55)	(2.53)
Capital Contributions from Prior Custodian	—	0.02	—	—	—
Net Asset Value, End of Period	$22.20	$20.54	$22.24	$22.75	$19.73
Total Return (excludes sales charge)	17.16%	3.49%(b)	6.76%	23.73%	19.77%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$192,390	$186,089	$205,737	$208,223	$194,601
Ratio of net expenses to average net assets	0.58%	0.58%	0.64%	0.73%	0.75%
Ratio of net investment income (loss) to average net assets	1.47%	1.66%	1.37%	1.28%	1.47%
Ratio of gross expenses to average net assets (c)	0.58%	0.58%	0.64%	0.83%	0.85%
Portfolio turnover (d)	4%	4%	4%	3%	5%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.09% for the year ended June 30, 2016.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class R Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$20.51	$22.23	$22.73	$19.71	$18.87
Investment Activities:
Net investment income (loss)(a)	0.22	0.25	0.22	0.20	0.21
Net realized and unrealized gains on investments	3.06	0.35	1.24	4.30	3.09
Total from Investment Activities	3.28	0.60	1.46	4.50	3.30
Distributions to Shareholders:
Net investment income	(0.25)	(0.27)	(0.22)	(0.21)	(0.20)
Net realized gains from investments	(1.39)	(2.07)	(1.74)	(1.27)	(2.26)
Total Distributions to Shareholders	(1.64)	(2.34)	(1.96)	(1.48)	(2.46)
Capital Contributions from Prior Custodian	—	0.02	—	—	—
Net Asset Value, End of Period	$22.15	$20.51	$22.23	$22.73	$19.71
Total Return	16.59%	3.03%(b)	6.35%	23.33%	19.31%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$15,487	$13,221	$14,423	$14,399	$13,050
Ratio of net expenses to average net assets	1.03%	1.02%	1.03%	1.08%	1.10%
Ratio of net investment income (loss) to average net assets	1.02%	1.23%	0.96%	0.94%	1.11%
Portfolio turnover (c)	4%	4%	4%	3%	5%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.09% for the year ended June 30, 2016.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class Y Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$20.64	$22.33	$22.83	$19.80	$18.94
Investment Activities:
Net investment income (loss)(a)	0.36	0.39	0.36	0.31	0.31
Net realized and unrealized gains on investments	3.08	0.36	1.24	4.30	3.11
Total from Investment Activities	3.44	0.75	1.60	4.61	3.42
Distributions to Shareholders:
Net investment income	(0.38)	(0.39)	(0.36)	(0.31)	(0.30)
Net realized gains from investments	(1.39)	(2.07)	(1.74)	(1.27)	(2.26)
Total Distributions to Shareholders	(1.77)	(2.46)	(2.10)	(1.58)	(2.56)
Capital Contributions from Prior Custodian	—	0.02	—	—	—
Net Asset Value, End of Period	$22.31	$20.64	$22.33	$22.83	$19.80
Total Return	17.33%	3.74%(b)	6.94%	23.88%	19.94%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$28,148	$35,777	$40,122	$36,863	$31,188
Ratio of net expenses to average net assets	0.40%	0.38%	0.45%	0.58%	0.59%
Ratio of net investment income (loss) to average net assets	1.66%	1.86%	1.57%	1.44%	1.61%
Portfolio turnover (c)	4%	4%	4%	3%	5%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.09% for the year ended June 30, 2016.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

The availability of certain initial and contingent deferred sales charge reductions and waivers may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. The following information about variations in sales charge reductions and waivers is applicable only to investors who purchase Fund shares through a Merrill Lynch platform or account.

In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive those reductions and waivers.

Merrill Lynch

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
Shares purchased by or through a 529 Plan
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this prospectus
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
CDSC Waivers on A and C Shares available at Merrill Lynch
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus.
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Appendix B

The S&P 500® Index is a product of S&P Dow Jones Indices LLC ("SPDJI"), and has been licensed for use by the Adviser. Standard & Poor's®, S&P® and S&P 500® are registered trademarks of Standard & Poor's Financial Services LLC ("S&P"); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones"); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the Adviser. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, "S&P Dow Jones Indices"). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500® Index to track general market performance. S&P Dow Jones Indices' only relationship to the Adviser with respect to the S&P 500® Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices or its licensors. The S&P 500® Index is determined, composed and calculated by S&P Dow Jones Indices without regard to the Adviser or the Fund. S&P Dow Jones Indices have no obligation to take the needs of the Adviser or the owners of the Fund into consideration in determining, composing or calculating the S&P 500® Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the S&P 500® Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to the Fund currently being issued by the Adviser, but which may be similar to and competitive with the Fund. In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the S&P 500® Index.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE ADVISER, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

P.O. Box 182593
Columbus, OH 43218-2593

Statement of Additional Information (SAI):  The SAI contains more information about the Fund's operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this Prospectus, which means that it is legally part of this Prospectus, even if you don't request a copy.

Annual and Semi-Annual Reports:  Annual and semi-annual reports contain more information about the Fund's investments and the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal period.

How to Obtain Information:  You may obtain a free copy of the SAI or annual and semi-annual reports, and ask questions about the Fund or your accounts, online at VictoryFunds.com, by contacting the Victory Funds at the following address or telephone number, or by contacting your financial intermediary.

By telephone: Call Victory Funds at 800-539-FUND (800-539-3863)	By mail: Victory Funds P.O. Box 182593 Columbus, OH 43218-2593

You also can get information about the Fund (including the SAI and other reports) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person: SEC Public Reference Room Washington, D.C. Call 202-551-8090 for location and hours.	By mail: SEC Public Reference Section Washington, D.C. 20549-1520	On the Internet: EDGAR database at sec.gov or by email request at publicinfo@sec.gov
Investment Company Act File Number 811-4852	VF-INDEX-PRO (11/17)

November 1, 2017

Prospectus

Victory Trivalent International Fund — Core Equity

Class A	MAICX
Class C	MICCX
Class I	MICIX
Class R6	MAIRX
Class Y	MICYX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

VictoryFunds.com
800-539-FUND
(800-539-3863)

Victory Funds

Fund Summary

    Investment Objective

    Fund Fees and Expenses

    Principal Investment Strategy

    Principal Risks

    Investment Performance

    Management of the Fund

    Purchase and Sale of Fund Shares

    Tax Information

    Payments to Broker-Dealers and Other Financial Intermediaries

Additional Fund Information

    Investments

    Risk Factors

Organization and Management of the Fund

Investing with Victory

    Share Price

    Choosing a Share Class

    Information About Fees

    How to Buy Shares

    How to Exchange Shares

    How to Sell Shares

Distributions and Taxes

Important Fund Policies

Other Service Providers

Financial Highlights

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Trivalent International Fund — Core Equity Summary

Investment Objective

The Fund seeks to provide long-term growth of capital.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your Investment Professional, in Investing with Victory on page 13 and in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries of the Fund's Prospectus. You may also find information about these discounts in Additional Purchase, Exchange and Redemption Information on page 44 of the Fund's Statement of Additional Information ("SAI").

Shareholder Fees (paid directly from your investment)	Class A	Class C	Class I	Class R6	Class Y
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE	NONE	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE[1]	1.00%[2]	NONE	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.00%
Other Expenses	1.22%	1.17%	5.68%	1.64%	0.78%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	2.29%	2.99%	6.50%	2.46%	1.60%
Fee Waiver/Expense Reimbursement[3]	(1.14)%	(1.09)%	(5.72)%	(1.70)%	(0.70)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	1.15%	1.90%	0.78%	0.76%	0.90%

1  A contingent deferred sales charge of 0.75% may be imposed on Class A shares purchased as part of an investment of $1,000,000 or more that were not subject to an initial sales charge and that are redeemed within 12 months of purchase. See Choosing a Share Class in the Prospectus.

2  Applies to shares sold within 12 months of purchase.

3  Victory Capital Management Inc., the Fund's investment adviser, ("Adviser") has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses of Class A, C, I, R6 and Y shares of the Fund (excluding Acquired Fund Fees and Expenses, and certain items such as interest, taxes and brokerage commissions) do not exceed 1.13%, 1.88%, 0.76%, 0.74% and 0.88%, respectively, until at least October 31, 2018. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) recoupment. This agreement may only be terminated by the Fund’s Board of Trustees.

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The amounts shown reflect the fee waiver/expense reimbursement in place through the expiration date. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$685	$1,146	$1,632	$2,966
Class C (If you sell your shares at the end of the period.)	$293	$822	$1,476	$3,231
Class I	$80	$1,414	$2,709	$5,780
Class R6	$78	$604	$1,157	$2,667
Class Y	$92	$436	$805	$1,841

The following example makes the same assumptions as the example above, except that it assumes you do not sell your Class C shares at the end of the period.

	1 Year	3 Years	5 Years	10 Years
Class C	$193	$822	$1,476	$3,231

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover will generally indicate higher transaction costs, resulting in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 91% of the average value of its portfolio.

Principal Investment Strategy

The Adviser pursues the Fund's investment objective by investing primarily in securities of companies in countries represented in the MSCI ACWI ex USA Index, but may also invest in companies from other countries. Under normal circumstances, at least 80% of the Fund's net assets will be invested in equity securities (i.e., common stocks, depositary receipts, preferred stocks, convertible securities and rights and warrants).

The Adviser employs a bottom-up investment approach that emphasizes individual stock selection. The Adviser's investment process uses a combination of quantitative and traditional qualitative, fundamental analysis to identify attractive stocks with low relative price multiples and positive trends in earnings forecasts. The stock selection process is designed to produce a diversified portfolio that, relative to the MSCI ACWI ex USA Index, tends to have a below-average price-to-earnings ratio and an above-average earnings growth trend.

The Fund's investment allocation to countries and sectors tends to closely approximate the country and sector allocations of the MSCI ACWI ex USA Index, which may focus its exposure in one or more countries, regions or sectors. The MSCI ACWI ex USA Index captures large and mid-cap representation across 22 of 23 developed markets countries (excluding the US) and 23 emerging markets countries. The Index covers approximately 85% of the global equity opportunity set outside the US. The Fund normally invests in a minimum of ten countries.

There is no limit on the market capitalization in which the Fund may invest; therefore, the Fund's investments may include small-, mid- and large-capitalization companies.

The Adviser may sell a security if it believes the price objective for the stock has been reached, if more attractive opportunities are identified, or if the fundamentals of the company deteriorate.

Principal Risks

The Fund's investments are subject to the following principal risks:

  Emerging Markets Risk. The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.
  Equity Risk. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company's earnings or dividends may not increase as expected. Price changes may be temporary or last for extended periods.
  Foreign Securities Risk. Foreign securities (including ADRs and GDRs) could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts.
  Investment Style Risk. Different types of investment styles, for example growth or value, tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions. As a result, the Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.
  Liquidity Risk. Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. Adverse market or economic conditions may adversely affect the liquidity of the Fund's investments and may lead to increased redemptions. In addition, the Fund, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.
  Management Risk. The Adviser may not execute the Fund's principal investment strategy effectively.
  Smaller Company Risk. Smaller companies may lose market share or profits. Smaller, less seasoned companies may lose market share or profits to a greater extent than larger, more established companies.
  Stock Market Risk. Overall stock market risks may affect the value of the Fund. Factors such as domestic and international economic growth and market conditions, interest rate levels and political events affect the securities markets.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The bar chart depicts the change in performance from year to year during the periods indicated. The table shows how the average annual total returns for Class A, C, I, R6 and Y shares of the Fund, including applicable maximum sales charges, compare to those of broad measure of market performance. Performance data for the classes varies based on differences in their fee and expense structures. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at VictoryFunds.com.

The performance figures for Class A, C, I and Y shares for periods ending on or before October 31, 2014 reflect the historical performance prior to October 31, 2014 of, respectively, the Class A, C, I and Y shares of the Munder International Fund — Core Equity, a series of Munder Series Trust (the predecessor to the Fund managed by Munder Capital Management). The Fund's performance has not been restated to reflect any differences in the expenses of the Munder International Fund — Core Equity. The Munder International Fund — Core Equity commenced operations, and the Class A, C, I and Y shares were first offered on August 20, 2007. Class R6 shares were first offered on March 4, 2015.

Calendar Year Returns for Class Y Shares

(The annual return in the bar chart is for the Fund's least expensive class of shares, Class Y shares. Due to differing charges and expenses, the performance of classes not shown in the bar chart will differ.)

The year-to-date total return of the Fund's Class Y shares as of September 30, 2017 was 21.96%.

Highest Quarter	21.92% (quarter ended June 30, 2009)
Lowest Quarter	-23.95% (quarter ended September 30, 2008)

Average Annual Total Returns (For the Periods Ended December 31, 2016)	1 Year	5 Years	Life of Class[1]
CLASS Y Before Taxes	2.87%	7.78%	-1.01%
CLASS Y After Taxes on Distributions	2.49%	7.17%	-1.43%
CLASS Y After Taxes on Distributions and Sale of Fund Shares	2.20%	6.48%	-0.44%
CLASS A Before Taxes	-3.23%	6.20%	-1.88%
CLASS C Before Taxes	1.00%	6.72%	-2.01%
CLASS I Before Taxes	3.26%	8.12%	-0.74%
CLASS R6 Before Taxes	3.19%	N/A	-2.35%
INDEX
MSCI ACWI ex USA Index Index returns reflect no deduction for fees, expenses, or taxes, except for withholding taxes.	4.50%	5.00%	0.76%

1  Inception date of Class A, Class C, Class I and Class Y is August 20, 2007. Inception date of Class R6 is March 4, 2015.

After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one share class. The after-tax returns for other classes will vary.

Management of the Fund

Investment Adviser

Victory Capital Management Inc. ("Adviser") serves as the Fund's investment adviser. The portfolio managers primarily responsible for day-to-day management of the Fund are members of the Adviser's Trivalent Investments ("Trivalent") investment team (referred to as an investment franchise).

Portfolio Managers

Peter S. Carpenter is a Senior Portfolio Manager of Trivalent and has been the Lead Portfolio Manager of the Fund (including its predecessor fund) since its inception.

Jeffrey R. Sullivan is a Senior Portfolio Manager of Trivalent and has been a Portfolio Manager of the Fund (including its predecessor fund) since its inception.

Purchase and Sale of Fund Shares
Investment Minimums	Class A	Class C	Class I	Class R6	Class Y
Minimum Initial Investment	$2,500	$2,500	$2,000,000	NONE	$1,000,000
Minimum Subsequent Investments	$50	$50	NONE	NONE	NONE

For Class A and Class C Shares a $1000 minimum purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, and automatic investment plans.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value ("NAV") after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.

Tax Information

The Fund's distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services for investments in all classes except Class R6. These payments may create a conflict of interest by influencing the financial intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Additional Fund Information

Victory Capital Management Inc., which we refer to as the "Adviser" throughout the Prospectus, manages the Fund.

The Trivalent International Fund — Core Equity (the "Fund") is managed by the Adviser, who also manages other funds, each having distinct investment management objectives, strategies, risks, and policies. Together, these funds are referred to in this Prospectus as the "Victory Funds" or, more simply, the "Funds."

The following section describes additional information about the principal investment strategy the Fund will use under normal market conditions to pursue its investment objective, as well as any secondary strategies the Fund may use, and the related risks. This Prospectus does not attempt to describe all of the various investment techniques and types of investments that the Adviser may use in managing the Fund. The SAI includes more information about the Fund, its investments, and the related risks. Keep in mind that for cash management purposes, the Fund may hold all or a portion of its assets in cash, short-term money market instruments or shares of other investment companies. This may reduce the benefit from any upswing in the market and may cause the Fund to fail to meet its investment objective.

The Fund will not change its policy of investing at least 80% of its net assets in equity securities unless it notifies shareholders at least 60 days in advance. For purposes of the Fund's investment strategy, "net assets" includes any borrowings for investment purposes.

If you would like to receive additional copies of any materials, please call the Victory Funds at 800-539-FUND (800-539-3863) or please visit VictoryFunds.com.

Investments

The following describes the types of securities the Fund may purchase under normal market conditions to achieve its principal investment strategy. The Fund will not necessarily buy all of the securities listed below.

Foreign Securities

Can include common stock and convertible preferred stock of non-U.S. corporations. Also may include American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs), which are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign corporations, and exchange-traded funds ("ETFs") that invest in foreign corporations.

Convertible Preferred Stock

A class of stock that pays dividends at a specified rate, has preference over common stock in the payment of dividends and the liquidation of assets, and is convertible into common stock.

The Adviser may use other types of investment strategies in pursuing the Fund's overall investment objective. The following describes the types of securities that the Adviser may purchase or investment techniques the Adviser may employ that are not considered to be a part of the Fund's principal investment strategies. Additional securities and techniques are described in the Fund's SAI.

Forward Currency Contracts

Contracts that attempt to eliminate currency exposure between the time of a securities transaction and settlement of that transaction. A forward foreign currency contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date.

Futures Contracts and Options on Futures Contracts

Contracts involving the right or obligation to deliver or receive assets or money depending on the performance of one or more assets or an economic index. To reduce the effects of leverage, liquid assets equal to the contract commitment are set aside to cover the commitment. The Fund may invest in futures in an effort to hedge against market or currency risk, as a temporary substitute for buying or selling securities or for temporary cash management purposes. There is no assurance that the Fund will engage in any hedging transactions.

Investment Companies

The Fund may invest in securities of other investment companies, including ETFs, if those companies invest in securities consistent with the Fund's investment objective and policies. ETFs are investment companies the shares of which are bought and sold on a securities exchange.

Securities Lending

To enhance the return on its portfolio, the Fund may lend portfolio securities to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board. Each loan will be secured continuously by collateral in the form of cash, high quality money market instruments or securities issued by the U.S. government or its agencies or instrumentalities.

Risk Factors

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

The following describes the principal risks that you may assume as an investor in the Fund.

General risks
  Market risk is the risk that the market value of a security may decline in response to developments affecting individual companies and/or general economic conditions. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.
  Manager risk is the risk that the Fund's portfolio manager may implement its investment strategy in a way that does not produce the intended result.
  Stock selection risk is the risk that the value of the Fund's investments may decline if the particular companies in which the Fund invests do not perform well in the market. The Adviser's investment strategy seeks to control risk by adhering to portfolio constraints relative to the Fund's benchmark. As a result, the Fund may be particularly susceptible to a general decline in the equity markets of developed and emerging markets countries outside of the U.S.

Emerging markets investing risk
  There are greater risks involved in investing in emerging market countries than those associated with investment in developed foreign markets. The risks of investing in foreign securities generally are amplified for investments in emerging markets securities. Generally, markets in emerging market countries are less diverse and mature than those of developed countries and their political systems are less stable. Further, due to the smaller securities markets, lower trading volumes and less government regulation of securities markets in emerging market countries compared to those in developed countries, investments in emerging market securities generally are more illiquid and volatile and subject to a higher risk of settlement disruptions than investments in securities of issuers in developed countries. Consequently, emerging market securities may be subject to relatively more abrupt and severe price declines.

Equity risk
  The value of an equity security will fluctuate in response to changes in earnings or other conditions affecting the issuer's profitability or in general market conditions. Unlike debt securities, which have preference to a company's assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations.

Foreign investments risk
  Foreign securities, particularly those from emerging market countries and including ADRs and GDRs, tend to be more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates. In addition, during periods of social, political or economic instability in a country or region, the value of a foreign security could be affected by, among other things, increasing price volatility, illiquidity or the closure of the primary market on which the security is traded. In addition to foreign securities, the Fund may be exposed to foreign markets as a result of the Fund's investments in U.S. companies that have international exposure.

Geographic focus risk
  The Fund may invest a substantial portion of its assets within one or more countries or geographic regions. When the Fund focuses its investments in a country or countries, it is particularly susceptible to the impact of market, economic, political, regulatory and other factors affecting those countries. Additionally, the Fund's performance may be more volatile when the Fund's investments are focused in a country or countries.

Investment style risk
  Different types of investment styles, for example growth or value, tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions. As a result, the Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Liquidity risk
  Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the Fund to dispose of such securities or other instruments at advantageous prices may be greatly limited, and the Fund may have to continue to hold such securities or instruments during periods when the Adviser would otherwise have sold them (in order, for example, to meet redemption requests or to take advantage of other investment opportunities). Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price the Fund might receive upon the sale of that security. Adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer, including rising interest rates, may adversely affect the liquidity of the Fund’s investments and the Fund may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such cases the sale proceeds received by a Fund may be substantially less than if the Fund had been able to sell the securities in more orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund’s net asset value. Some securities held by a Fund may be restricted as to resale, and there is often no ready market for such securities. In addition, a Fund, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Smaller-cap stock risk
  Small- or mid-sized companies often have more limited managerial and financial resources than larger, more established companies and, therefore, may be more susceptible to market downturns or changing economic conditions. In addition, such companies may have been recently organized and have little or no track record of success. Also, the Adviser may not have had an opportunity to evaluate such newer companies’ performance in adverse or fluctuating market conditions. The securities of smaller-sized companies may trade less frequently and in smaller volume than more widely held securities. Prices of small- or mid-sized companies tend to be more volatile than those of larger companies and small- or mid-sized issuers may be subject to greater degrees of changes in their earnings and prospects. Since smaller company stocks typically have narrower markets and are traded in lower volumes than larger company stocks, they may be often more difficult to purchase and sell.

Stock market risk
  Stock market risk refers to the fact that stock (equity securities) prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline. A slower-growth or recessionary economic environment could have an adverse effect on stock prices. Consequently, a broad-based market drop may also cause a stock’s price to fall. Portfolio securities may also decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, or due to factors affecting particular industries represented in the securities markets, such as competitive conditions. Changes in the financial condition of a single issuer can impact a market as a whole, and adverse market conditions may be prolonged and may not have the same impact on all types of securities. In addition, the markets may not favor a particular kind of security, including equity securities. Values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

The Adviser may use several types of investment strategies in pursuing the Fund's overall investment objective. The following risks are those that the Adviser does not consider to be principal risks of the Fund. Additional risks are included in the Fund's SAI.

Derivatives risk
  Derivatives, such as forward currency and futures contracts, are subject to the risk that small price movements can result in substantial gains or losses. Derivatives also entail exposure to counterparty risk, the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant securities, assets, currencies or indices. The Fund "covers" its exposure to certain derivative contracts by segregating or designating liquid assets on its records sufficient to satisfy current payment obligations, which may expose the Fund to the market through both the underlying assets subject to the contract and the assets used as cover. The use of derivatives may cause the Fund to incur losses greater than those that would have occurred had derivatives not been used.

Investment company risk
  The Fund's ability to achieve its investment objective may be directly related to the ability of other investment companies (including ETFs) held by the Fund to meet their investment objectives. In addition, shareholders of the Fund will indirectly bear the fees and expenses of the underlying investment companies. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.

Securities lending risk
  The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (1) the inability of the borrower to return the securities, (2) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (3) a delay in recovery of the securities, or (4) the loss of rights in the collateral should the borrower fail financially. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral. In determining whether to lend securities, the Adviser or the Fund's securities lending agent will consider relevant facts and circumstances, including the creditworthiness of the borrower.

An investment in the Fund is not a complete investment program.

Organization and Management of the Fund

The Trust's Board of Trustees has the overall responsibility for overseeing the management of the Fund.

The Investment Adviser

The Trust has an Advisory Agreement with the Adviser. The Adviser is a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser oversees the operations of the Fund according to investment policies and procedures adopted by the Board of Trustees. As of September 30, 2017, the Adviser and its affiliates managed or advised assets totaling in excess of $58.9 billion for individual and institutional clients. The Adviser's address is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144.

The Adviser is a multi-boutique asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. Trivalent Investments ("Trivalent") is the investment franchise responsible for the day-to-day investment management of the Fund.

For its fiscal year ended June 30, 2017, the Fund paid advisory fees, before waivers, at an annual rate of 0.80% of the average daily net assets of the Fund.

See "Fund Fees and Expenses" for information about any contractual agreement agreed to by the Adviser to waive fees and/or reimburse expenses with respect the the Fund. From time to time, the Adviser also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to the Fund.

A discussion of the Board's most recent considerations in approving the Advisory Agreement is available in the Fund's semi-annual report for the period ended December 31, 2016.

Portfolio Management

Peter S. Carpenter is the Lead Portfolio Manager, and Jeffrey R. Sullivan is a Co-Portfolio Manager of the Fund. Mr. Carpenter has final investment authority for the Fund.

Mr. Carpenter is a Senior Portfolio Manager of Trivalent and has been with the Adviser since 2014. From 2007-2014, Mr. Carpenter was a Senior Portfolio Manager of Munder Capital Management, where he a member of the portfolio management team of the Fund's predecessor fund since 2007. Mr. Carpenter is a CFA charterholder.

Mr. Sullivan is a Senior Portfolio Manager of Trivalent and has been with the Adviser or an affiliate since 2014. From 2007-2014, Mr. Sullivan was a Senior Portfolio Manager of Munder Capital Management, where he a member of the portfolio management team of the Fund's predecessor fund since 2007. Mr. Sullivan is a CFA charterholder.

The Fund's SAI provides additional information about the portfolio managers' method of compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

Investing with Victory

All you need to do to get started is to fill out an application.

If you are looking for a convenient way to open an account or to add money to an existing account, we can help. The sections that follow will serve as a guide to your investments with the Victory Funds. Choosing a Share Class will help you decide whether it would be more to your advantage to buy Class A, C, I, R6 or Y shares of the Fund. Class I, R6 and Y shares, are available for purchase only by eligible shareholders. The following sections describe how to open an account directly with us, how to access information about your account, and how to buy, exchange and sell shares of the Fund. Note, this information will vary if you invest through a third party Investment Professional such as a brokerage firm and will be dependent on that firm's policies and practices. Consult your Investment Professional for specific details.

We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

Share Price

The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the value of your investment.

The Fund calculates its share price, called its net asset value ("NAV"), each business day as of the close of regular trading on the New York Stock Exchange, Inc. ("NYSE"), which is normally 4:00 p.m. Eastern Time. In the event of an emergency or other disruption in trading on the NYSE, the Fund's share price will be determined based upon the close of the NYSE. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is next calculated after you place your order. A business day is a day on which the NYSE is open.

The value of the Fund's securities may change on days when shareholders will not be able to purchase and redeem the Fund's shares if the Fund has portfolio securities that are primarily traded in foreign markets that are open on weekends or other days when the Fund does not price its shares.

The Fund prices its investments based on market value when market quotations are readily available. When these quotations are not readily available, the Fund will price its investments at fair value according to procedures approved by the Board of Trustees. The Fund will fair value a security when:

  Trading in the security has been halted;
  The market quotation for the security is clearly erroneous due to a clerical error;
  The security's liquidity decreases such that, in the Adviser's opinion, the market quotation has become stale; or
  An event occurs after the close of the trading market (but before the Fund's NAV is calculated) that, in the Adviser's opinion, materially affects the value of the security.

The use of fair value pricing may minimize arbitrage opportunities that attempt to exploit the differences between a security's market quotation and its fair value. The use of fair value pricing may not, however, always reflect a security's actual market value in light of subsequent relevant information, and the security's opening price on the next trading day may be different from the fair value price assigned to the security.

Each class of shares of the Fund calculates its NAV by adding up the total value of the investments and other assets of that class, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the class.

You may be able to find the Fund's NAV each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a fund reaches a specific number of shareholders or level of assets. You may also find the Fund's NAV by calling 800-539-3863 or by visiting the Fund's website at VictoryFunds.com.

Choosing a Share Class

CLASS A

  Front-end sales charge, as described in this section. There are several ways to reduce or eliminate this charge as discussed under Sales Charge Reductions and Waivers for Class A Shares.
  A contingent deferred sales charge (CDSC) may be imposed if you sell your shares within twelve months of their purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A and Class C Shares.
  Class A shares also pay ongoing distribution and/or service (12b-1) fees.
  Lower annual expenses than Class C shares.

CLASS C

  No front-end sales charge. All your money goes to work for you right away.
  A CDSC may be imposed if you sell your shares within twelve months of their purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A and Class C Shares.
  Class C shares also pay ongoing distribution and/or service (12b-1) fees.
  Higher annual expenses than all other classes of shares.

CLASS I

  No front-end sales charge or CDSC. All your money goes to work for you right away.
  Class I shares do not pay any ongoing distribution and/or service (12b-1) fees.
  Class I shares are only available to certain investors.
  Lower annual expenses than all other classes of shares.

CLASS R6

  No front-end sales charge or CDSC. All your money goes to work for you right away.
  Class R6 shares do not pay any ongoing distribution and/or service (12b-1) fees.
  Class R6 shares are only available to certain investors.
  Lower annual expenses than all other classes of shares.

CLASS Y

  No front-end sales charge or CDSC. All your money goes to work for you right away.
  Class Y shares do not pay any ongoing distribution and/or service (12b-1) fees.
  Class Y shares are only available to certain investors.
  Lower annual expenses than all classes except Class I and Class R6 shares.

Share Classes

An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information. Your Investment Professional also can help you decide which share class is best for you. Investment Professionals and other intermediaries may charge fees for their services.

The Fund offers Class A, C, I, R6 and Y shares. Each share class represents an interest in the same portfolio of securities, but the classes differ in the sales charges, if any, and expenses that apply to your investment, allowing you and your Investment Professional to choose the class that best suits your investment needs. When you purchase shares of the Fund, you must choose a share class.

Deciding which share class best suits your situation depends on a number of factors that you should discuss with your Investment Professional, including: how long you expect to hold your investment, how much you intend to invest, and the total expenses associated with each share class.

The Fund currently offers only the classes of shares described in this Prospectus. At some future date, the Fund may offer additional classes of shares.

Also, not all Victory Funds offer all classes of shares, and some classes of shares are available for purchase only by eligible shareholders.

The Fund reserves the right, without notice, to change the eligibility criteria for purchasing a particular share class. For example, a class of shares may be available to purchase only by retirement plans or by institutional investors. The Fund may also waive any applicable eligibility criteria or investment minimums at its discretion.

The Fund or any class may be terminated at any time for failure to achieve an economical level of assets or for other reasons.

Calculation of Sales Charges for Class A Shares

For historical expense information, see the "Financial Highlights" at the end of this Prospectus.

Class A shares are sold at their public offering price, which is the NAV plus any applicable initial sales charge, also referred to as the "front-end sales load." The sales charge may be reduced or eliminated for larger purchases, as detailed below or as described under Sales Charge Reductions and Waivers for Class A Shares. The investment levels required to obtain a reduced sales charge are commonly referred to as "breakpoints."

All Class A purchases are subject to the terms described herein except for those purchases made through an intermediary specified in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.

In order to obtain a breakpoint discount, you must inform your Investment Professional at the time you purchase shares of the existence of the other Victory accounts or purchases of Victory Funds that are eligible to be linked for the purpose of calculating the initial sales charge. The Fund or your Investment Professional may ask you for records or other information about other Victory Funds held in your Victory accounts and linked accounts, including accounts opened with a different Investment Professional.

The current sales charge rates for Class A shares are listed below:

Your Investment in the Fund	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment
Up to $49,999	5.75%	6.10%
$50,000 up to $99,999	4.50%	4.71%
$100,000 up to $249,999	3.50%	3.63%
$250,000 up to $499,999	2.50%	2.56%
$500,000 up to $999,999	2.00%	2.04%
$1,000,000 and above[1]	0.00%	0.00%

1  A contingent deferred sales charge (CDSC) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed within twelve months of purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions. You may be eligible for a reduction or waiver of this CDSC under certain circumstances. See CDSC Reductions for Class A and Class C Shares and Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries for details.

Sales Charge Reductions and Waivers for Class A Shares

There are several ways you can combine multiple purchases of Class A shares of the Victory Funds to take advantage of reduced sales charges and, in some cases, eliminate sales charges.

In order to obtain a Class A sales charge reduction or waiver, you must provide your Investment Professional, financial intermediary or the Fund's transfer agent, at the time of purchase, with current information regarding shares of any Victory Funds held in other accounts. Such information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate that a sales charge was paid regarding shares of the Victory Funds held in: (i) all accounts (e.g., retirement accounts) with the Victory Funds and your Investment Professional; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse or domestic partner and children under 21).

The availability of a sales charge reduction or waiver discussed below will depend upon whether you purchase your shares directly from the Fund or through a financial intermediary. In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. Different intermediaries may impose different sales loads. These variations are described in Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. Except as described with respect to the intermediaries specified in Appendix A, all Class A shares are subject to the terms stated herein. In order to obtain waivers and discounts that are not available through your intermediary, you will have to purchase Fund shares directly from the Fund or through another intermediary.

You can find additional information regarding sales charges and their reductions, free of charge, at vcm.com/policies, by clicking on Victory Funds Pricing Policies.

You may reduce or eliminate the sales charge in the following cases:

  Your purchase is sufficient to reach a breakpoint (see Calculation of Sales Charges for Class A Shares above);
  If you anticipate purchasing $50,000 or more of shares of the Fund, or in combination with Class A shares of other Victory Funds (excluding those Funds that do not impose a sales charge), within a 13-month period, you may obtain the shares at the same reduced sales charge as though the total quantity were invested in one lump sum. In order to qualify for the reduced sales charge, you must submit a non-binding Letter of Intent (the "Letter") within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. You must start with a minimum initial investment of at least 5.00% of the total amount you intend to purchase. A portion of the shares purchased under the Letter will be held in escrow until the total investment has been completed. In the event you do not complete your commitment set forth in the Letter in the time period specified, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges;
  Rights of Accumulation allow you to add the value of any Class A shares of the Fund that you already own (excluding shares sold without a sales charge) to the amount of your next Class A investment to determine if your additional investment will qualify for a reduced sales charge. The value of the Class A shares you already own will be calculated by using the greater of the current value or the original investment amount. You may be eligible for reduced sales charges on future purchases of Class A shares of the Fund after you have reached a new breakpoint. To determine your reduced sales charge, you can add the value of your Class A shares (or those held by your spouse (including life partner) and your children under age 21), determined at the previous day’s NAV, to the amount of your new purchase, valued at the current offering price. To ensure that the reduced price will be received pursuant to the Fund’s Rights of Accumulation, you or your Investment Professional must inform the Fund’s transfer agent that the Rights apply each time shares are purchased and provide the transfer agent with sufficient information to permit confirmation of qualification;
  The Combination Privilege allows you to combine the value of Class A shares you own in accounts of multiple Victory Funds (excluding shares sold without a sales charge) and in accounts of household members of your immediate family (spouse or domestic partner and children under 21) to achieve a reduced sales charge on your added investment;
  The Reinstatement Privilege permits an investor, within 90 days of a redemption of Class A shares of the Fund, to reinvest all or part of the redemption proceeds in Class A shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. No service charge is currently imposed on reinvestment in Class A shares of the Fund within 90 days of a redemption of Class A shares;
  The Victory Funds will completely waive the sales charge for Class A shares in the following cases:
    Purchases of $1,000,000 or more;
    Purchases by:
      current and retired Victory Fund trustees or officers;
      directors, trustees, employees, and family members of employees of the Adviser or "Affiliated Providers;"1 and registered broker-dealers, financial intermediaries or their agents or affiliates who have agreements with Victory Capital Advisers, Inc., (the "Distributor"), if the shares are purchased for their own account, purchased for retirement plans of their employees or sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;
    Purchases for trust or other advisory accounts established with a financial institution and fee-based investment products or accounts;
    Reinvestment of proceeds from a liquidation distribution of Class A shares of a Victory Fund held in a deferred compensation plan, agency, trust, or custody account;
    Purchases by retirement plans, including Section 401 and 457 plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans. Investors nonetheless may be charged a fee if they effect transactions in Class A shares through a broker or agent;
    Purchases by participants in no transaction fee programs offered by certain broker-dealers (sometimes referred to as "supermarkets");
    Purchases by financial intermediaries who have entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers;
    Investors that have an investment account with the Adviser;
    Purchases by CMS Energy employees participating in a Victory prototype Roth IRA plan by way of payroll deduction from CMS Energy; and
    Individuals who reinvest the proceeds of redemptions from Class I or Class Y shares of a Victory Fund within 60 days of redemption.

1  Affiliated Providers are affiliates and subsidiaries of the Adviser and any organization that provides services to the Trust.

You should inform the Fund or your Investment Professional at the time of purchase of the sales charge waiver category which you believe applies.

CDSC for Class A Shares

A contingent deferred sales charge (CDSC) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed within twelve months of purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions.

More information is available in CDSC Reductions and Waivers for Class A and Class C Shares and Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. All Class A purchases are subject to the terms described herein except for those purchases made through the intermediaries specified in Appendix A.

CDSC for Class C Shares

You will pay a 1.00% CDSC on any Class C shares you sell within twelve months of purchase. The CDSC is based on the current value of the shares being sold or their NAV when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. There is no CDSC imposed when you exchange your shares for Class C shares of another Victory Fund; however, your exchange is subject to the same CDSC schedule that applied to your original purchase.

An investor may, within 90 days of a redemption of Class C shares, reinvest all or part of the redemption proceeds in the Class C shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. Class C share proceeds reinvested do not result in a refund of any CDSC paid by the shareholder, but the reinvested shares will be treated as CDSC exempt upon reinvestment. The shareholder must ask the Distributor for such privilege at the time of reinvestment.

To keep your CDSC as low as possible, each time you sell shares we will first sell shares in your account that are not subject to a CDSC. If there are not enough of these to meet your sale, we will sell the shares in the order they were purchased.

More information is available in CDSC Reductions and Waivers for Class A and Class C Shares and Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.

CDSC Reductions and Waivers for Class A and Class C Shares

No CDSC is imposed on redemptions of Class A and Class C shares in the following circumstances:

  To the extent that the shares redeemed:
    are no longer subject to the holding period for such shares;
    resulted from reinvestment of distributions; or
    were exchanged for shares of another Victory Fund as allowed by the Prospectus, provided that the shares acquired in such exchange or subsequent exchanges will continue to remain subject to the CDSC, if applicable, calculated from the original date of purchase until the applicable holding period expires. In determining whether the CDSC applies to each redemption, shares not subject to a CDSC are redeemed first;
  Following the death or post-purchase disability of:
    a registered shareholder on an account; or
    a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;
  Distributions from individual retirement accounts, Section 403(b), Section 457 and Section 401 qualified plans, where redemptions result from:
    required minimum distributions with respect to that portion of such contributions that does not exceed 12% annually;
    tax free returns of excess contributions or returns of excess deferral amounts;
    distributions on the death or disability of the account holder;
    distributions for the purpose of a loan or hardship withdrawal from a participant plan balance; or
    distributions as a result of separation of service;
  Distributions as a result of a Qualified Domestic Relations Order or Domestic Relations Order required by a court settlement;
  In instances where the investor’s dealer or institution waived its commission in connection with the purchase and notifies the Distributor prior to the time of investment;
  When the redemption is made as part of a Systematic Withdrawal Plan (including dividends), up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established; or
  Participant-initiated distributions from employee benefit plans or participant-initiated exchanges among investment choices in employee benefit plans.

Eligibility Requirements to Purchase Class I Shares

Only Eligible Investors may purchase or exchange into Class I shares of the Fund. Eligible Investors include the following:

  Institutional and individual retail investors with a minimum investment in Class I shares of $2,000,000 who purchase through certain broker-dealers or directly from the transfer agent;
  Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans;
  Investors who purchase through select fee-based advisory programs with an approved financial intermediary. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based upon the value of the account. Such transactions may be subject to additional rules or requirements of the applicable financial intermediary's program.
  Current and retired Victory Fund trustees or officers;
  Directors, trustees, employees, and family members of employees of the Adviser or "Affiliated Providers;"1
  Purchases by participants in the Victory Investment Program; and
  Brokers (and their sales representatives) where those brokers have agreements with the Distributor to sell shares of the Fund.

The Fund may allow a lower initial investment if, in the opinion of the Distributor, the investor has the adequate intent and availability of assets to reach a future level of investment of $2,000,000. The Fund reserves the right to change the criteria for Eligible Investors and the investment minimums.

1  Affiliated Providers are affiliates and subsidiaries of the Adviser and any organization that provides services to the Trust.

Eligibility Requirements to Purchase Class R6 Shares

Class R6 shares may only be purchased by:

  Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans.
  Investors who purchase through select fee-based advisory programs with an approved financial intermediary. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based upon the value of the account. Such transactions may be subject to additional rules or requirements of the applicable financial intermediary's program.
  Registered investment companies.

Eligibility Requirements to Purchase Class Y Shares

Only Eligible Investors may purchase or exchange into Class Y shares of the Fund. Eligible Investors include the following:

  Institutional and individual retail investors with a minimum investment in Class Y shares of $1,000,000 who purchase through certain broker-dealers or directly from the transfer agent.
  Clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds, who invest at least $2,500.
  Pension, profit sharing, employee benefit and other similar plans and trusts that invest in the Fund.
  Investors who purchase through select fee-based advisory programs with an approved financial intermediary. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based upon the value of the account. Such transactions may be subject to additional rules or requirements of the applicable financial intermediary's program.
  Purchases by:
    current and retired Victory Fund trustees or officers (including the former trustees and officers of the Munder Series Trust);
    directors, trustees, employees, and family members of employees of the Adviser or "Affiliated Providers";1 investment advisory clients of the Adviser; or
    investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members.

1  Affiliated Providers are affiliates and subsidiaries of the Adviser and any organization that provides services to the Trust.

Information About Fees

Distribution and Service Plans

In accordance with Rule 12b-1 of the Investment Company Act of 1940, the Trust has adopted Distribution and Service Plans for Class A shares and Class C shares of the Fund.

Under the Class A Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.25% of its average daily net assets of Class A shares. The fee is paid for general distribution services, for selling Class A shares and, as applicable, for providing personal services to shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's shares. Personal services to shareholders are generally provided by broker-dealers or other intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Under the Class C Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of 1.00% of the average daily net assets of its Class C shares. Of this amount, 0.75% of the Fund's Class C shares average daily net assets will be paid for general distribution services and for selling Class C shares. The Fund will pay 0.25% of its Class C shares average daily net assets to compensate financial institutions that provide personal services to Class C shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's Class C shares. Personal services to shareholders are generally provided by broker-dealers or other financial intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Because Rule 12b-1 fees are paid out of the Fund's assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Other Payments to Financial Intermediaries

Except with respect to Class R6 shares, if you purchase Fund shares through an Investment Professional, a broker dealer, or other financial intermediary, the Fund may pay for sub-transfer agent, recordkeeping and/or similar administrative services. In addition, the Adviser (and its affiliates) may make substantial payments to affiliated and unaffiliated dealers or other Investment Professionals and service providers for distribution, administrative and/or shareholder servicing activities, out of its own resources, including the profits from the advisory fees the Adviser receives from the Fund. The Adviser also may reimburse the Distributor (or the Distributor's affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or other Investment Professionals for marketing, promotional or related expenses; these payments are often referred to as "revenue sharing."

In some circumstances, these types of payments may create an incentive for a dealer or Investment Professional or its representatives to recommend or offer shares of the Fund or other Victory Funds to its customers. You should ask your dealer or Investment Professional for more details about any such payments it receives.

No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker-dealers or other financial intermediaries from Fund assets or the Adviser's or an affiliate's resources on sales of or investments in Class R6 shares.

How to Buy Shares

Opening an account

If you would like to open an account, you will first need to complete an Account Application.

You can obtain an Account Application by calling Victory Funds Customer Service at 1-800-539-3863. You can also download an Account Application by visiting the Fund's website, VictoryFunds.com, and clicking on the Victory Funds Account Application link. Send the completed Account Application, along with a check made payable to the Victory Funds, at the following address:

Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593

You can also obtain an Account Application by contacting your Investment Professional. When you invest through an Investment Professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ. In addition to any limitations described in this Prospectus, an Investment Professional or other intermediary may also place other limits on your ability to use the services of the Fund. Sometimes an Investment Professional will charge you for its services. This fee will be in addition to, and unrelated to, the fees and expenses charged by the Fund.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the Fund is unable to collect the required information, you may not be able to open your account. Additional details about the Fund's Customer Identification Program are available in the section "Important Fund Policies."

If your investment order is accepted by the Fund, an Investment Professional or other intermediary, it will be priced at the NAV next computed as described in the section entitled "Share Price."

If you participate in a retirement plan that offers one of the Victory Funds as an option, please consult your employer for information on how to purchase shares of the Victory Funds through the plan, including any restrictions or limitations that may apply.

Paying for your initial purchase

Make your check payable to the "Victory Funds." All checks must be drawn on U.S. banks. If your check is returned as uncollectible for any reason, you will be charged for any resulting fees and/or losses. The Fund does not accept cash, money orders, traveler's checks, credit card convenience checks, or third party checks. Additionally, bank starter checks are not accepted for the shareholder's initial investment into the Fund. All payments must be denominated in U.S. dollars.

Minimum investments

If you would like to buy Class A or Class C shares, the minimum investment required to open an account is $2,500; no minimum for certain retirement plans and approved fee-based and/or advisor program and similar accounts ($1,000 for IRA accounts), with additional investments of at least $50. If you would like to buy Class I, Class R6 or Class Y shares, you must first be an Eligible Investor, as discussed in the section Choosing a Share Class — Eligibility Requirements to Purchase. There are no minimum investment amounts required for Class I, Class R6 or Class Y shares except as set forth in the Eligibility Requirements to Purchase.

Individual purchases of $1,000,000 and above will automatically be made in Class A shares of the Fund purchased.

If your account falls below the minimum investment amount, we may ask you to reestablish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

The minimum investment required to open an account may be waived or lowered for employees, and immediate family members of the employee, of the Adviser, the Administrator, and their affiliates. In addition, the minimum investment required may be waived when the Fund is purchased in a managed account or within qualified retirement plans or in other similar circumstances. Although the Fund may sometimes waive the minimum investment, when it does so, it always reserves the right to reject initial investments under the minimum at its discretion.

There is no minimum investment required to open an account or for additional investments in Victory Simple IRAs.

Purchasing additional shares

Once you have an existing account, you can make additional investments at any time in any amount (subject to any minimums) in the following ways:

  By Mail

  To ensure that your additional investment is properly credited to your account, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

  By Telephone

  If you have an existing account that has been set up to receive electronic transfers, you can buy additional shares by calling Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday.

  By Exchange

  You may purchase shares of the Fund using the proceeds from the simultaneous redemption of shares of another Victory Fund if it is eligible for an exchange with your Fund. You may initiate an exchange online (if you are a registered user of VictoryFunds.com), by telephone, or by mail. See the section "Exchanging Shares."

  Via the Internet

  If you are a registered user, you may request a purchase of shares through our website at VictoryFunds.com. Your account must be set up for Automated Clearing House ("ACH") payment in order to execute online purchases.

  By ACH

  Your account must be set up for ACH payment in order to execute purchases online or by telephone. It takes about 15 days to set up an ACH account and only domestic member banks may be used. After your account is set up, your purchase amount can be transferred by ACH. Currently, the Fund does not charge a fee for ACH transfers but it reserves the right to charge for this service in the future. Your originating bank may charge a fee for ACH transfers.

  By Wire

  You may buy Fund shares by bank wire transfer of same day funds. Please call Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday for wiring instructions. Any commercial bank can transfer same-day funds by wire.

  Although the transfer agent does not currently charge you for receiving same-day funds, it reserves the right to charge for this service in the future. Your bank may charge you for wiring same-day funds. You cannot buy shares for tax-qualified retirement plans by wire transfer.

  By Systematic Investment Plan

  To enroll in the Systematic Investment Plan, you should check this box on the Account Application or on the Account Maintenance Form. We will need your bank information and the amount ($50 or more) and frequency of your investment. You can select monthly, quarterly, semi-annual or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement before we will make automatic withdrawals from your bank account and invest it in shares of the Fund.

Other purchase rules you should know

The Fund reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund or its shareholders. The Fund also reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a Fund account, or to add to an existing Fund account.

Keep these addresses handy for purchases, exchanges, or redemptions.

BY REGULAR U.S. MAIL	Victory Funds P.O. Box 182593 Columbus, OH 43218-2593
BY OVERNIGHT MAIL	Use the following address ONLY for overnight packages: Victory Funds c/o FIS TA Operations 4249 Easton Way, Suite 400 Columbus, OH 43219 PHONE: 800-539-3863
BY WIRE	Call 800-539-3863 BEFORE wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions.
BY TELEPHONE	800-539-FUND (800-539-3863)
ON THE INTERNET	www.VictoryFunds.com

If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of Fund shares in your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive a financial report of the Fund. By February 15th of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

Retirement Plans

You can use the Fund as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Fund for details regarding an IRA or other retirement plan that works best for your financial situation.

How to Exchange Shares

There may be limits on the ability to exchange between certain Victory Funds. You can obtain a list of Victory Funds available for exchange by calling 800-539-FUND or by visiting VictoryFunds.com

The shares of any class of the Fund may be exchanged for the shares of any other class offered by the Fund or the same class, or any other class, of any other Victory Fund, either through your Investment Professional or directly through the Fund, subject to the conditions described below:

  Exchanges are subject to any CDSC, minimum investment limitation or eligibility requirements described in the applicable Prospectus and SAI. You may be required to provide sufficient information to establish eligibility to exchange into the new share class.
  To exchange between Victory Funds, the other Victory Fund you wish to exchange into must be eligible for exchange with your Fund.
  Shares of the Victory Fund selected for exchange must be available for sale in your state of residence.

If you have questions about these, or any of the Fund's other exchange policies, please consult Victory Customer Service or your Investment Professional before requesting an exchange.

Before exchanging, you should read the Prospectus of the Fund you wish to exchange into, which may be subject to different risks, fees and expenses.

Class C share conversion

You may be able to convert your Class C shares to a different share class of the same Fund that has a lower expense ratio provided certain conditions are met. This conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Please contact your financial intermediary for additional information.

Processing your exchange/conversion

If your exchange request is received and accepted by the Fund, an Investment Professional or other intermediary by the close of trading as described in the section entitled "Share Price" then your exchange will be processed the same day. Your exchange will be processed on the next business day if received after the close of trading. Exchanges will occur at the respective NAVs of the share classes next calculated after receipt and acceptance of your exchange request in good order, plus any applicable sales charge described in the Prospectus.

If your Fund shares are converted to a different share class, the transaction will be based on the respective NAV of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day's NAVs. Please contact your financial intermediary regarding the tax consequences of any conversion.

Requesting an exchange

You can exchange shares of the Fund by telephone, by mail or via the Internet. You cannot exchange into an account with a different registration or tax identification number.

By Telephone

Unless you indicate otherwise on the account application, Victory Customer Service will be authorized to accept exchange instructions received by telephone.

By Mail

Send a letter of instruction signed by all registered owners or their legal representatives to the Victory Funds.

Via the Internet

You may also exchange shares via the Internet at VictoryFunds.com if you are a registered user.

Other exchange rules you should know

The Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. The Fund may terminate or modify the exchange privilege at any time on 60 days' notice to shareholders.

An exchange of Fund shares for shares of another Victory Fund constitutes a sale for tax purposes unless the exchange is made within an IRA or other tax-deferred account.

For information on how to exchange shares of the Fund that were purchased through your employer's retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.

How to Sell Shares

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.

If your redemption request is received in good order by the close of trading on the NYSE, your redemption will be processed the same day. Your redemption will not be processed until the next business day if it is received after the close of trading on the NYSE. You cannot redeem your shares at www.VictoryFunds.com.

BY TELEPHONE

The easiest way to redeem shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

  Mail a check to the address of record;
  Wire funds to a previously designated domestic financial institution;
  Mail a check to a previously designated alternate address; or
  Electronically transfer your redemption via ACH to a previously designated domestic financial institution.

The transfer agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the transfer agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, none of the Trust, its servicing agents, the Adviser, or the transfer agent will be responsible for any losses. If the transfer agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the transfer agent or your Investment Professional by telephone, consider placing your order by mail.

BY MAIL

Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A Medallion signature guarantee is required for the following redemption requests:

  Your account registration has changed within the last 15 business days;
  The check is not being mailed to the address on your account;
  The check is not being made payable to the owner of the account;
  The redemption proceeds are being transferred to another Victory Fund account with a different registration; or
  The check or wire is being sent to a different bank account than was previously designated.

You can get a Medallion signature guarantee from a financial institution — such as a commercial bank, broker dealer, credit union, clearing agency, or savings bank — that is a member of a Medallion signature guarantee program.

BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call before the close of trading on the NYSE, your funds will be wired on the next business day.

BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after the close of trading on the NYSE. It will be transferred by ACH as long as the transfer is to a domestic bank.

Systematic Withdrawal Plan

If you check this box on the Account Application or on the Account Maintenance Form, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more at the time you establish the Systematic Withdrawal Plan. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a Medallion signature guaranteed letter of instruction. You should be aware that each withdrawal may be a taxable transaction. Also, each withdrawal reduces your account balance, and eventually your account balance may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below the initial purchase minimum, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Additional Information about Redemptions
  Redemption proceeds from the sale of Fund shares purchased by a check or through ACH will be held until the purchase check or ACH has cleared, which will take up to 10 business days.
  We typically expect to send the proceeds from your share redemption within one business day after we execute your order, but we may take up to seven business days to send redemption proceeds, regardless of payment type. When you sell shares through your financial intermediary, you can ask the intermediary to tell you when you can expect to receive the proceeds of your redemption.
  The Fund may suspend your right to redeem your shares in the following circumstances:
    During non-routine closings of the NYSE;
    When the SEC determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or
    When the SEC orders a suspension to protect the Fund's shareholders.
  The Fund typically uses cash and cash equivalents held in its portfolio or sells portfolio assets to meet redemption requests. In unusual circumstances or under stressed market conditions, the Fund may use other methods to raise cash to meet redemption requests. For example, the Fund may draw funds from a line of credit or borrow available cash held by other Victory Funds under an "interfund lending program" in reliance on an exemptive order from the SEC.
  The Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1.00% of the Fund's net assets. The Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash. Securities received pursuant to an in-kind redemption are subject to market risk until sold and may be subject to brokerage and other fees.
  If you choose to have your redemption proceeds mailed to you and either the United States Postal Service is unable to deliver the redemption check to you or the check remains outstanding for more than six months, the Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed redemption checks.

Distributions and Taxes

Buying a dividend. You should check the Fund's distribution schedule before you invest. If you buy shares of the Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

As a shareholder, you are entitled to your share of net income and capital gains on the Fund's investments. The Fund passes its earnings along to investors in the form of dividends. Dividends paid by the Fund represent the net income from dividends and interest earned on investments after expenses. The Fund will distribute short-term gains, as necessary, and if the Fund makes a long-term capital gain distribution, it is normally paid once a year.

Ordinarily, the Fund declares and pays dividends annually. However, the Fund may not always pay a dividend or distribution for a given period. Each class of shares declares and pays dividends separately.

Distributions can be received in one of the following ways. Please check with your Investment Professional if you are unsure of which option is right for you.

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-539-FUND.

Reinvestment Option

You can have distributions automatically reinvested in additional shares of the Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

Cash Option

A check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the United States Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the distribution option on your account will default to the reinvestment option as described above. The Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed distribution checks.

Income Earned Option

You can automatically reinvest your dividends in additional shares of the Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

Directed Distributions Option

In most cases, you can automatically reinvest distributions in shares of another Victory Fund. If you reinvest your distributions in a different Victory Fund, you will pay a sales charge on the amount of reinvested distributions.

Directed Bank Account Option

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the transfer agent will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

Important Information about Taxes

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in the Fund.

The Fund expects to pay no federal income tax on the earnings and capital gains it distributes to shareholders.

  Qualified dividends received from the Fund by noncorporate shareholders will be taxed at long-term capital gain rates to the extent attributable to qualified dividends received by the Fund. Nonqualified dividends, dividends received by corporate shareholders and dividends from the Fund's short-term capital gains are taxable as ordinary income. Dividends from the Fund's long-term capital gains are taxable as long-term capital gains.
  Dividends are treated in the same manner for U.S. federal income tax purposes whether you receive them in cash, additional shares of the Fund, or you reinvest them in shares of another Victory Fund.
  An exchange of the Fund's shares for shares of another Victory Fund will be treated as a sale. When you sell or exchange shares of the Fund, you must recognize any gain or loss.
  An exchange of one class of the Fund's shares for shares of another class of the same Fund generally constitutes a nontaxable exchange.
  Distributions from the Fund and gains from the disposition of your shares may also be subject to state and local income tax.
  An additional 3.8% Medicare tax will be imposed on certain net investment income (which includes ordinary dividends, capital gain distributions from the Fund, and gain recognized on a disposition of shares) of certain U.S. individuals, estates, and trusts.
  Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.
  Tax statements will be mailed from the Fund by mid-February showing the amounts and tax status of distributions made to you.
  Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.
  The Fund is generally required by law to provide you and the Internal Revenue Service with certain cost basis information related to the sale or redemption of any of your shares in the Fund acquired on or after January 1, 2012 (including distributions that are reinvested in additional shares of the Fund).
  The Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or the Fund is notified by the Internal Revenue Service that backup withholding is required.
  You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in the Fund.
  The Fund may provide estimated capital gain distribution information through its website at VictoryFunds.com.
  In the event that a Fund's direct investments in foreign securities are subject to foreign withholding taxes, the Fund's yield on those securities would generally be decreased. A Fund may elect to pass through to its shareholders the ability to claim a credit or deduction for certain foreign taxes it has paid if, at the end of its year, more than 50% of the value of the Fund's total assets are stocks or securities of foreign corporations.

Important Fund Policies

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Fund must obtain the following information for each person who opens a new account:

  Name;
  Date of birth (for individuals);
  Residential or business street address (although post office boxes are still permitted for mailing); and
  Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Account Maintenance Information

For the following non-financial transactions, the Victory Funds require proof that your signature authorizing a transaction is authentic. This verification can be provided in all cases by either a Signature Validation Program (SVP) stamp or a Medallion signature guarantee (MSG). In some instances a Notary Public stamp is an acceptable alternative. As with the Medallion signature guarantee, a SVP stamp can also be obtained from a financial institution that is a member of the SVP program.

  Change of name (Notary Public, SVP or MSG);
  Add/change banking instructions (SVP or MSG);
  Add/change beneficiaries (Notary Public, SVP or MSG);
  Add/change authorized account traders (SVP or MSG);
  Adding a Power of Attorney (Notary Public, SVP or MSG);
  Add/change Trustee (Notary Public, SVP or MSG); and
  Uniform Transfers to Minors Act/Uniform Gifts to Minors Act custodian change (Notary Public, SVP or MSG).

Market Timing

The Victory Funds discourage frequent purchases and redemptions of Fund shares (market timing). Market timing allows investors to take advantage of market inefficiencies, sometimes to the disadvantage of other shareholders. Market timing increases Fund expenses to all shareholders by increasing portfolio turnover. In addition, market timing could potentially dilute share value for all other shareholders by requiring the Fund to hold more cash than it normally would.

The Fund's Board of Trustees has adopted policies and procedures with respect to market timing. In order to prevent or minimize market timing, the Fund will:

  Employ "fair value" pricing, as described in this Prospectus under Share Price, to minimize the discrepancies between a security's market quotation and its perceived market value, which often gives rise to market timing activity; and
  Monitor for suspected market timing based on "short-term transaction" activity, that is, a purchase or redemption of a Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund.

In monitoring for market timing activity, we consider, among other things, the frequency of your trades and whether you acquired your Fund shares directly through the transfer agent or whether you combined your trades with a group of shareholders in an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary.

Frequent trading by a shareholder is generally a characteristic of market timing. Therefore, any account in which Fund shares are acquired directly through the transfer agent, or where the Fund can adequately identify the shareholder, with a history of three short-term transactions within 90 days or less is suspected of market timing and the shareholder's trading privileges (other than redemption of Fund shares) will be suspended.

We may make exceptions to the "short-term transaction" policy for certain types of transactions if, in the opinion of the Adviser, under the oversight of the Board, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the Fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the Fund or administrator and transactions by certain qualified funds-of-funds.

If you acquired shares through an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary (such as investment advisers, broker-dealers, third-party administrators or insurance companies), and market timing is suspected, different purchase and exchange limitations may apply. We may rely upon a financial intermediary's policy to deter short-term or excessive trading (i) if we believe that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of the Fund, or (ii) if we receive an undertaking from the financial intermediary to enforce short-term or excessive trading policies on behalf of the Fund that provide a substantially similar level of protection for the Fund against such transactions. If you hold your Fund shares through a financial intermediary, you are advised to consult the intermediary to determine what purchase and exchange limitations apply to your account.

We reserve the right to reject or cancel a purchase or exchange order for any reason without prior notice. We will deny your request to purchase or exchange your shares if we believe that the transaction is part of a market timing strategy.

The Fund's market timing policies and procedures may be modified or terminated at any time under the oversight of the Board.

Portfolio Holdings Disclosure

The Fund discloses its complete portfolio holdings as of the end of its second fiscal quarter and its fiscal year in its reports to shareholders. The Fund sends reports to its existing shareholders no later than 60 days after the relevant fiscal period, and files these reports with the SEC by the 70th day after the end of the relevant fiscal period. You can find these reports on the Fund's website, VictoryFunds.com, and on the SEC's website, www.sec.gov.

The Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find these filings on the SEC’s website, www.sec.gov.

The Fund also discloses its complete portfolio holdings each calendar quarter on the Fund's website, VictoryFunds.com, no earlier than the 15th day after the quarter end.

You can find a complete description of the Fund's policies and procedures with respect to disclosure of its portfolio securities in the Fund's SAI or on the Fund's website, VictoryFunds.com.

Performance

The Victory Funds may advertise the performance of the Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations.

Advertising information may include the average annual total return of the Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations and publications.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Victory Funds may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Victory Funds send these documents to each shareholder individually by calling the Victory Funds at 800-539-FUND (800-539-3863), and they will be delivered promptly.

While this Prospectus and the SAI of the Trust describe pertinent information about the Trust and the Fund, neither this Prospectus nor the SAI represents a contract between the Trust or the Fund and any shareholder.

Other Service Providers

Victory Capital Advisers, Inc. (the Distributor), member FINRA and SIPC, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, serves as distributor for the continuous offering of the Fund's shares. The Distributor is an affiliate of the Adviser.

Citibank, N.A., 388 Greenwich St., New York, New York 10013, serves as the custodian of the Fund's investments and cash and settles trades made by the Fund.

Victory Capital Management Inc., 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, also serves as the administrator and fund accountant for the Fund.

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, Ohio 43219, serves as the sub-administrator and sub-fund accountant for the Fund.

FIS Investor Services LLC, 4249 Easton Way, Suite 400, Columbus, Ohio 43219, serves as the transfer agent and dividend disbursing agent for the Fund.

Ernst & Young LLP, 1900 Scripps Center, 312 Walnut Street, Cincinnati, Ohio 45202, serves as the independent registered public accounting firm for the Fund.

Morrison & Foerster LLP, 250 West 55th Street, New York, New York 10019, serves as legal counsel to the Fund.

Financial Highlights

The following financial highlights tables reflect historical information about shares of the Fund and are intended to help you understand the Fund's financial performance for the past five years.

Certain information shows the results of an investment in one share of the Fund. To the extent the Fund invests in other funds, the Total Annual Operating Expenses included in the Fund's Fees and Expenses table may not correlate to the ratio of expenses to average net assets in the financial highlights below. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The Fund’s financial highlights for each of the periods presented through December 31, 2016 includes historical information of the Fund’s predecessor, Munder International Fund — Core Equity, a separate series of Munder Series Trust that was managed by Munder Capital Management, for periods prior to October 31, 2014.

The information for each period has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The Fund's annual and semi-annual reports are available by calling the Fund at 800-539-FUND and at VictoryFunds.com.

Trivalent International Fund — Core Equity

	Class A Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$6.18	$7.01	$7.21	$6.11	$5.61
Investment Activities:
Net investment income (loss)(a)	0.08	0.08	0.09	0.10	0.12
Net realized and unrealized gains (losses) on investments	1.07	(0.86)	(0.22)	1.36	0.95
Total from Investment Activities	1.15	(0.78)	(0.13)	1.46	1.07
Distributions to Shareholders:
Net investment income	(0.12)	(0.10)	(0.07)	(0.15)	(0.50)
Net realized gains from investments	—	—	—	(0.21)	(0.07)
Total Distributions to Shareholders	(0.12)	(0.10)	(0.07)	(0.36)	(0.57)
Capital Contributions from Prior Custodian	—	0.05	—	—	—
Net Asset Value, End of Period	$7.21	$6.18	$7.01	$7.21	$6.11
Total Return (excludes sales charge)	18.95%	(10.43)%(b)	(1.72)%	24.25%	19.59%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$5,658	$4,687	$5,885	$6,156	$6,541
Ratio of net expenses to average net assets	1.38%	1.47%	1.48%(c)	1.47%	1.47%
Ratio of net investment income (loss) to average net assets	1.22%	1.31%	1.33%	1.48%	1.87%
Ratio of gross expenses to average net assets (d)	2.27%	1.80%	2.25%	2.46%	2.95%
Portfolio turnover (e)	91%	61%	61%	61%	108%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.76% for the year ended June 30, 2016.

(c)  During the period, the Fund paid overdraft fees. Excluding these fees, the ratio of net expenses to average net assets of the year is 1.47%.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class C Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$6.14	$6.96	$7.16	$6.06	$5.57
Investment Activities:
Net investment income (loss)(a)	0.03	0.04	0.04	0.05	0.08
Net realized and unrealized gains (losses) on investments	1.07	(0.86)	(0.22)	1.36	0.93
Total from Investment Activities	1.10	(0.82)	(0.18)	1.41	1.01
Distributions to Shareholders:
Net investment income	(0.08)	(0.05)	(0.02)	(0.10)	(0.45)
Net realized gains from investments	—	—	—	(0.21)	(0.07)
Total Distributions to Shareholders	(0.08)	(0.05)	(0.02)	(0.31)	(0.52)
Capital Contributions from Prior Custodian	—	0.05	—	—	—
Net Asset Value, End of Period	$7.16	$6.14	$6.96	$7.16	$6.06
Total Return (excludes contingent deferred sales charge)	18.01%	(11.08)%(b)	(2.50)%	23.50%	18.60%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$773	$1,111	$1,283	$1,361	$1,266
Ratio of net expenses to average net assets	2.14%	2.22%	2.23%(c)	2.22%	2.22%
Ratio of net investment income (loss) to average net assets	0.42%	0.63%	0.57%	0.74%	1.22%
Ratio of gross expenses to average net assets (d)	2.97%	2.33%	3.64%	3.21%	3.69%
Portfolio turnover (e)	91%	61%	61%	61%	108%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.76% for the year ended June 30, 2016.

(c)  During the period, the Fund paid overdraft fees. Excluding these fees, the ratio of net expenses to average net assets of the year is 2.22%.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class I Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$6.20	$7.03	$7.22	$6.12	$5.61
Investment Activities:
Net investment income (loss)(a)	0.12	0.11	0.28	0.14	0.13
Net realized and unrealized gains (losses) on investments	1.06	(0.85)	(0.37)	1.36	0.98
Total from Investment Activities	1.18	(0.74)	(0.09)	1.50	1.11
Distributions to Shareholders:
Net investment income	(0.15)	(0.14)	(0.10)	(0.19)	(0.53)
Net realized gains from investments	—	—	—	(0.21)	(0.07)
Total Distributions to Shareholders	(0.15)	(0.14)	(0.10)	(0.40)	(0.60)
Capital Contributions from Prior Custodian	—	0.05	—	—	—
Net Asset Value, End of Period	$7.23	$6.20	$7.03	$7.22	$6.12
Total Return	19.47%	(9.92)%(b)	(1.24)%	24.84%	20.45%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$378	$192	$246	$1	$1
Ratio of net expenses to average net assets	0.90%	0.96%	0.98%(c)	0.96%	0.96%
Ratio of net investment income (loss) to average net assets	1.84%	1.78%	3.96%	2.07%	2.19%
Ratio of gross expenses to average net assets (d)	6.48%	4.02%	8.04%	2.08%	5.63%
Portfolio turnover (e)	91%	61%	61%	61%	108%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.76% for the year ended June 30, 2016.

(c)  During the period, the Fund paid overdraft fees. Excluding these fees, the ratio of net expenses to average net assets of the year is 0.96%.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class R6 Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016	Period Ended June 30, 2015(a)
Net Asset Value, Beginning of Period	$6.21	$7.03	$6.94
Investment Activities:
Net investment income (loss)(b)	0.11	0.12	0.10
Net realized and unrealized gains (losses) on investments	1.07	(0.86)	(0.01)
Total from Investment Activities	1.18	(0.74)	0.09
Distributions to Shareholders:
Net investment income	(0.16)	(0.13)	—
Total Distributions to Shareholders	(0.16)	(0.13)	—
Capital Contributions from Prior Custodian	—	0.05	—
Net Asset Value, End of Period	$7.23	$6.21	$7.03
Total Return (c)	19.39%	(9.86)%(d)	1.30%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,628	$1,575	$1,743
Ratio of net expenses to average net assets (e)	0.91%	0.96%	0.98%(f)
Ratio of net investment income (loss) to average net assets (e)	1.63%	1.86%	4.22%
Ratio of gross expenses to average net assets (e),(g)	2.44%	2.19%	2.70%
Portfolio turnover (h)	91%	61%	61%

(a)  Class R6 Shares of the Fund commenced operations on March 4, 2015.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  The Fund received monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.76% for the year ended June 30, 2016.

(e)  Annualized for periods less than one year.

(f)  During the period, the Fund paid overdraft fees. Excluding these fees, the ratio of net expenses to average net assets of the year is 0.96%.

(g)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(h)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class Y Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$6.17	$7.00	$7.21	$6.11	$5.61
Investment Activities:
Net investment income (loss)(a)	0.09	0.10	0.11	0.12	0.13
Net realized and unrealized gains (losses) on investments	1.08	(0.86)	(0.23)	1.36	0.95
Total from Investment Activities	1.17	(0.76)	(0.12)	1.48	1.08
Distributions to Shareholders:
Net investment income	(0.14)	(0.12)	(0.09)	(0.17)	(0.51)
Net realized gains from investments	—	—	—	(0.21)	(0.07)
Total Distributions to Shareholders	(0.14)	(0.12)	(0.09)	(0.38)	(0.58)
Capital Contributions from Prior Custodian	—	0.05	—	—	—
Net Asset Value, End of Period	$7.20	$6.17	$7.00	$7.21	$6.11
Total Return	19.28%	(10.19)%(b)	(1.61)%	24.57%	19.91%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$14,086	$12,958	$18,877	$21,551	$19,111
Ratio of net expenses to average net assets	1.14%	1.22%	1.23%(c)	1.22%	1.22%
Ratio of net investment income (loss) to average net assets	1.39%	1.53%	1.54%	1.75%	2.14%
Ratio of gross expenses to average net assets (d)	1.58%	1.28%	1.73%	2.21%	3.02%
Portfolio turnover (e)	91%	61%	61%	61%	108%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.76% for the year ended June 30, 2016.

(c)  During the period, the Fund paid overdraft fees. Excluding these fees, the ratio of net expenses to average net assets of the year is 1.22%.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

The availability of certain initial and contingent deferred sales charge reductions and waivers may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. The following information about variations in sales charge reductions and waivers is applicable only to investors who purchase Fund shares through a Merrill Lynch platform or account.

In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive those reductions and waivers.

Merrill Lynch

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
Shares purchased by or through a 529 Plan
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this prospectus
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
CDSC Waivers on A and C Shares available at Merrill Lynch
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus.
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

P.O. Box 182593
Columbus, OH 43218-2593

Statement of Additional Information (SAI):  The SAI contains more information about the Fund's operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this Prospectus, which means that it is legally part of this Prospectus, even if you don't request a copy.

Annual and Semi-Annual Reports:  Annual and semi-annual reports contain more information about the Fund's investments and the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal period.

How to Obtain Information:  You may obtain a free copy of the SAI or annual and semi-annual reports, and ask questions about the Fund or your accounts, online at VictoryFunds.com, by contacting the Victory Funds at the following address or telephone number, or by contacting your financial intermediary.

By telephone: Call Victory Funds at 800-539-FUND (800-539-3863)	By mail: Victory Funds P.O. Box 182593 Columbus, OH 43218-2593

You also can get information about the Fund (including the SAI and other reports) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person: SEC Public Reference Room Washington, D.C. Call 202-551-8090 for location and hours.	By mail: SEC Public Reference Section Washington, D.C. 20549-1520	On the Internet: EDGAR database at sec.gov or by email request at publicinfo@sec.gov
Investment Company Act File Number 811-4852	VF-TICE-PRO (11/17)

November 1, 2017

Prospectus

Victory Trivalent Emerging Markets Small-Cap Fund

Class A	MAEMX
Class Y	MYEMX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

VictoryFunds.com
800-539-FUND
(800-539-3863)

Victory Funds

Fund Summary

    Investment Objective

    Fund Fees and Expenses

    Principal Investment Strategy

    Principal Risks

    Investment Performance

    Management of the Fund

    Purchase and Sale of Fund Shares

    Tax Information

    Payments to Broker-Dealers and Other Financial Intermediaries

Additional Fund Information

    Investments

    Risk Factors

Organization and Management of the Fund

Investing with Victory

    Share Price

    Choosing a Share Class

    Information About Fees

    How to Buy Shares

    How to Exchange Shares

    How to Sell Shares

Distributions and Taxes

Important Fund Policies

Other Service Providers

Financial Highlights

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Trivalent Emerging Markets Small-Cap Fund Summary

Investment Objective

The Fund seeks to provide long-term growth of capital.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your Investment Professional, in Investing with Victory on page 13 and in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries of the Fund's Prospectus. You may also find information about these discounts in Additional Purchase, Exchange and Redemption Information on page 44 of the Fund's Statement of Additional Information ("SAI").

Shareholder Fees (paid directly from your investment)	Class A	Class Y
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE[1]	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.10%	1.10%
Distribution (12b-1) Fees	0.25%	0.00%
Other Expenses	3.11%	2.36%
Acquired Fund Fees and Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses	4.49%	3.49%
Fee Waiver/Expense Reimbursement[2]	(2.73)%	(1.98)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	1.76%	1.51%

1  A contingent deferred sales charge of 0.75% may be imposed on Class A shares purchased as part of an investment of $1,000,000 or more that were not subject to an initial sales charge and that are redeemed within 12 months of purchase. See Choosing a Share Class in the Prospectus.

2  Victory Capital Management Inc., the Fund's investment adviser, ("Adviser") has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses of Class A and Y shares of the Fund (excluding Acquired Fund Fees and Expenses and certain items such as interest, taxes and brokerage commissions) do not exceed 1.73% and 1.48%, respectively, until at least October 31, 2018. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) recoupment. This agreement may only be terminated by the Fund’s Board of Trustees.

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The amounts shown reflect the fee waiver/expense reimbursement in place through the expiration date. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$744	$1,622	$2,509	$4,767
Class Y	$154	$887	$1,643	$3,634

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover will generally indicate higher transaction costs, resulting in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 81% of the average value of its portfolio.

Principal Investment Strategy

The Adviser pursues the Fund's investment objective by investing primarily in equity securities (i.e., common stocks, depositary receipts, preferred stocks, convertible securities, rights and warrants) of companies in emerging markets countries, which are developing countries in the early stages of adopting capitalism. Under normal circumstances, at least 80% of the Fund's net assets will be in securities of small-capitalization companies that are tied economically to emerging markets countries.

In selecting emerging market small-capitalization investments for the Fund, the Adviser employs a bottom-up investment approach that emphasizes individual stock selection. The Adviser's investment process uses a combination of quantitative and traditional qualitative, fundamental analysis to identify companies exhibiting improving business momentum and attractive valuations. The stock selection process is designed to produce a diversified portfolio that, relative to the MSCI Emerging Markets Small Cap Index and the S&P® Emerging Plus SmallCap Index, tends to have a below-average price-to-earnings ratio and an above-average earnings growth trend. However, the Fund is not designed to replicate the performance of either of those indexes.

The Adviser considers emerging markets countries to be the countries represented in the MSCI Emerging Markets Small Cap Index and the S&P® Emerging Plus SmallCap Index. The Adviser considers any company with a market capitalization that is within the smallest 15% (based on market capitalization) of companies from each emerging markets country to be a small-capitalization company.

The S&P® Emerging Plus SmallCap Index consists of the bottom 15% (based on market capitalization) of companies from each country represented in the S&P® Emerging BMI plus Korea. The S&P® Emerging BMI includes companies domiciled in over 20 emerging markets countries with float-adjusted market capitalizations of at least US$100 million and annual trading liquidity of at least US$50 million. The MSCI Emerging Markets Small Cap Index is designed to measure equity market performance of 23 emerging markets and targets approximately 14% of each market's free-float adjusted market capitalization.

As of the date of this prospectus, emerging market countries include, without limitation, portions of Asia, Latin America, Eastern Europe, and the Middle East/Africa, such as Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.

The Adviser may sell a security if it believes the price objective for the stock has been reached, if more attractive opportunities are identified, or if the fundamentals of the company deteriorate.

As a result of its investment strategy, the Fund may experience annual portfolio turnover in excess of 100%.

Principal Risks

The Fund's investments are subject to the following principal risks:

  Emerging Markets Risk. The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.
  Equity Risk. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company's earnings or dividends may not increase as expected. Price changes may be temporary or last for extended periods.
  Foreign Securities Risk. Foreign securities (including ADRs and GDRs) could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts.
  Investment Style Risk. Different types of investment styles, for example growth or value, tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions. As a result, the Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.
  Liquidity Risk. Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. Adverse market or economic conditions may adversely affect the liquidity of the Fund's investments and may lead to increased redemptions. In addition, the Fund, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.
  Management Risk. The Adviser may not execute the Fund's principal investment strategy effectively.
  Portfolio Turnover Risk. Higher portfolio turnover ratios resulting from additional purchases and sales of portfolio securities may result in higher transaction costs and Fund expenses and will generally result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income.
  Small Capitalization Stock Risk. The earnings and prospects of small sized companies tend to be more volatile than larger companies and may experience higher failure rates than larger companies. The stocks of small-cap companies may have a lower trading volume than those of large-cap companies.
  Stock Market Risk. Overall stock market risks may affect the value of the Fund. Factors such as domestic and international economic growth and market conditions, interest rate levels and political events affect the securities markets.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A and Y shares of the Fund, including applicable maximum sales charges, compare to those of a broad measure of market performance. Performance data for the classes varies based on differences in their fee and expense structures. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at VictoryFunds.com.

The performance figures for Class A and Y shares and table below reflect the historical performance prior to October 31, 2014 of, respectively, the Class A and Y shares of the Munder Emerging Markets Small-Cap Fund, a series of Munder Series Trust (the predecessor to the Fund managed by Munder Capital Management). The Fund’s performance has not yet been restated to reflect any differences in the expenses of the Munder Emerging Markets Small-Cap Fund. The Emerging Markets Small-Cap Fund commenced operations, and Class A and Y were first offered on July 2, 2013.

Calendar Year Returns for Class Y Shares

(The annual return in the bar chart is for the Fund's least expensive class of shares, Class Y shares. Due to differing charges and expenses, the performance of classes not shown in the bar chart will differ.)

The year-to-date total return of the Fund's Class Y shares as of September 30, 2017 was 31.72%.

Highest Quarter	8.56% (quarter ended June 30, 2014)
Lowest Quarter	-14.68% (quarter ended September 30, 2015)

Average Annual Total Returns (For the Periods Ended December 31, 2016)	1 Year	Life of Fund[1]
CLASS Y Before Taxes	3.10%	1.86%
CLASS Y After Taxes on Distributions	3.06%	1.77%
CLASS Y After Taxes on Distributions and Sale of Fund Shares	2.19%	1.55%
CLASS A Before Taxes	-3.15%	-0.09%
INDEX
MSCI Emerging Markets Small Cap Index Index returns reflect no deduction for fees, expenses, or taxes, except foreign withholding taxes.[2]	2.28%	0.01%
S&P® Emerging Plus Small Cap Index Index returns reflect no deduction for fees, expenses, or taxes, except foreign withholding taxes.	4.19%	0.75%

1  Inception date of the Fund is July 2, 2013.

2  The Fund has selected the MSCI Emerging Markets Small Cap Index as its principal benchmark in place of the S&P Emerging Plus Small Cap Index because the MSCI Index is a more widely used benchmark.

After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one share class. The after-tax returns for other classes will vary.

Management of the Fund

Investment Adviser

Victory Capital Management Inc. ("Adviser") serves as the Fund's investment adviser. The portfolio managers primarily responsible for day-to-day management of the Fund are members of the Adviser's Trivalent Investments ("Trivalent") investment team (referred to as an investment franchise).

Portfolio Managers

John W. Evers is a Senior Portfolio Manager of Trivalent and has been the Lead Portfolio Manager of the Fund (including its predecessor fund) since its inception.

Robert D. Cerow is an Equity Analyst of Trivalent and has been a Portfolio Manager of the Fund (including its predecessor fund) since its inception.

Purchase and Sale of Fund Shares
Investment Minimums	Class A	Class Y
Minimum Initial Investment	$2,500	$1,000,000
Minimum Subsequent Investments	$50	NONE

For Class A Shares a $1000 minimum purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, and automatic investment plans.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value ("NAV") after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.

Tax Information

The Fund's distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Additional Fund Information

Victory Capital Management Inc., which we refer to as the "Adviser" throughout the Prospectus, manages the Fund.

The Trivalent Emerging Markets Small-Cap Fund (the "Fund") is managed by the Adviser, who also manages other funds, each having distinct investment management objectives, strategies, risks, and policies. Together, these funds are referred to in this Prospectus as the "Victory Funds" or, more simply, the "Funds."

The following section describes additional information about the principal investment strategy the Fund will use under normal market conditions to pursue its investment objective, as well as any secondary strategies the Fund may use, and the related risks. This Prospectus does not attempt to describe all of the various investment techniques and types of investments that the Adviser may use in managing the Fund. The SAI includes more information about the Fund, its investments, and the related risks. Keep in mind that for cash management purposes, the Fund may hold all or a portion of its assets in cash, short-term money market instruments or shares of other investment companies. This may reduce the benefit from any upswing in the market and may cause the Fund to fail to meet its investment objective.

The Fund will not change its policy of investing at least 80% of its net assets in the securities of small-cap emerging market companies unless it notifies shareholders at least 60 days in advance. For purposes of the Fund's investment strategy, "net assets" includes any borrowings for investment purposes.

If you would like to receive additional copies of any materials, please call the Victory Funds at 800-539-FUND (800-539-3863) or please visit VictoryFunds.com.

Investments

The following describes the types of securities the Fund may purchase under normal market conditions to achieve its principal investment strategy. The Fund will not necessarily buy all of the securities listed below.

Foreign Securities

Can include common stock and convertible preferred stock of non-U.S. corporations. Also may include American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs), which are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign corporations, and exchange-traded funds ("ETFs") that invest in foreign corporations.

Convertible Preferred Stock

A class of stock that pays dividends at a specified rate, has preference over common stock in the payment of dividends and the liquidation of assets, and is convertible into common stock.

The Adviser may use other types of investment strategies in pursuing the Fund's overall investment objective. The following describes the types of securities that the Adviser may purchase or investment techniques the Adviser may employ that are not considered to be a part of the Fund's principal investment strategies. Additional securities and techniques are described in the Fund's SAI.

Forward Currency Contracts

Contracts that attempt to eliminate currency exposure between the time of a securities transaction and settlement of that transaction. A forward foreign currency contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date.

Futures Contracts and Options on Futures Contracts

Contracts involving the right or obligation to deliver or receive assets or money depending on the performance of one or more assets or an economic index. To reduce the effects of leverage, liquid assets equal to the contract commitment are set aside to cover the commitment. The Fund may invest in futures in an effort to hedge against market or currency risk, as a temporary substitute for buying or selling securities or for temporary cash management purposes. There is no assurance that the Fund will engage in any hedging transactions.

Investment Companies

The Fund may invest in securities of other investment companies, including ETFs, if those companies invest in securities consistent with the Fund's investment objective and policies. ETFs are investment companies the shares of which are bought and sold on a securities exchange.

Securities Lending

To enhance the return on its portfolio, the Fund may lend portfolio securities to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board. Each loan will be secured continuously by collateral in the form of cash, high quality money market instruments or securities issued by the U.S. government or its agencies or instrumentalities.

Risk Factors

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

The following describes the principal risks that you may assume as an investor in the Fund.

General risks
  Market risk is the risk that the market value of a security may decline in response to developments affecting individual companies and/or general economic conditions. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.
  Manager risk is the risk that the Fund's portfolio manager may implement its investment strategy in a way that does not produce the intended result.
  Stock selection risk is the risk that the value of the Fund's investments may decline if the particular companies in which the Fund invests do not perform well in the market. The Adviser's investment strategy seeks to control risk by adhering to portfolio constraints relative to the Fund's benchmark. As a result, the Fund may be particularly susceptible to a general decline in the large-capitalization growth sector of the U.S. stock market.

Emerging markets investing risk
  There are greater risks involved in investing in emerging market countries than those associated with investment in developed foreign markets. The risks of investing in foreign securities generally are amplified for investments in emerging markets securities. Generally, markets in emerging market countries are less diverse and mature than those of developed countries and their political systems are less stable. Further, due to the smaller securities markets, lower trading volumes and less government regulation of securities markets in emerging market countries compared to those in developed countries, investments in emerging market securities generally are more illiquid and volatile and subject to a higher risk of settlement disruptions than investments in securities of issuers in developed countries. Consequently, emerging market securities may be subject to relatively more abrupt and severe price declines.

Equity risk
  The value of an equity security will fluctuate in response to changes in earnings or other conditions affecting the issuer's profitability or in general market conditions. Unlike debt securities, which have preference to a company's assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations.

Foreign investments risk
  Foreign securities, particularly those from emerging market countries and including ADRs and GDRs, tend to be more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates. In addition, during periods of social, political or economic instability in a country or region, the value of a foreign security could be affected by, among other things, increasing price volatility, illiquidity or the closure of the primary market on which the security is traded. In addition to foreign securities, the Fund may be exposed to foreign markets as a result of the Fund's investments in U.S. companies that have international exposure.

Geographic focus risk
  The Fund may invest a substantial portion of its assets within one or more countries or geographic regions. When the Fund focuses its investments in a country or countries, it is particularly susceptible to the impact of market, economic, political, regulatory and other factors affecting those countries. Additionally, the Fund's performance may be more volatile when the Fund's investments are focused in a country or countries.

Investment style risk
  Different types of investment styles, for example growth or value, tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions. As a result, the Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Liquidity risk
  Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the Fund to dispose of such securities or other instruments at advantageous prices may be greatly limited, and the Fund may have to continue to hold such securities or instruments during periods when the Adviser would otherwise have sold them (in order, for example, to meet redemption requests or to take advantage of other investment opportunities). Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price the Fund might receive upon the sale of that security. Adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer, including rising interest rates, may adversely affect the liquidity of the Fund’s investments and the Fund may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such cases the sale proceeds received by a Fund may be substantially less than if the Fund had been able to sell the securities in more orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund’s net asset value. Some securities held by a Fund may be restricted as to resale, and there is often no ready market for such securities. In addition, a Fund, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Small company stock risk
  Small-cap companies often have more limited managerial and financial resources than larger, more established companies and, therefore, may be more susceptible to market downturns or changing economic conditions. In addition, such companies may have been recently organized and have little or no track record of success. Also, the Adviser may not have had an opportunity to evaluate such newer companies’ performance in adverse or fluctuating market conditions. The securities of small-sized companies may trade less frequently and in smaller volume than more widely held securities. Prices of small companies tend to be more volatile than those of larger companies and small issuers may be subject to greater degrees of changes in their earnings and prospects. Since small company stocks typically have narrower markets and are traded in lower volumes than larger company stocks, they may be more difficult to purchase and sell.

Stock market risk
  Stock market risk refers to the fact that stock (equity securities) prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline. A slower-growth or recessionary economic environment could have an adverse effect on stock prices. Consequently, a broad-based market drop may also cause a stock’s price to fall. Portfolio securities may also decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, or due to factors affecting particular industries represented in the securities markets, such as competitive conditions. Changes in the financial condition of a single issuer can impact a market as a whole, and adverse market conditions may be prolonged and may not have the same impact on all types of securities. In addition, the markets may not favor a particular kind of security, including equity securities. Values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

The Adviser may use several types of investment strategies in pursuing the Fund's overall investment objective. The following risks are those that the Adviser does not consider to be principal risks of the Fund. Additional risks are included in the Fund's SAI.

Derivatives risk
  Derivatives, such as forward currency and futures contracts, are subject to the risk that small price movements can result in substantial gains or losses. Derivatives also entail exposure to counterparty risk, the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant securities, assets, currencies or indices. The Fund "covers" its exposure to certain derivative contracts by segregating or designating liquid assets on its records sufficient to satisfy current payment obligations, which may expose the Fund to the market through both the underlying assets subject to the contract and the assets used as cover. The use of derivatives may cause the Fund to incur losses greater than those that would have occurred had derivatives not been used.

Investment company risk
  The Fund's ability to achieve its investment objective may be directly related to the ability of other investment companies (including ETFs) held by the Fund to meet their investment objectives. In addition, shareholders of the Fund will indirectly bear the fees and expenses of the underlying investment companies. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.

Securities lending risk
  The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (1) the inability of the borrower to return the securities, (2) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (3) a delay in recovery of the securities, or (4) the loss of rights in the collateral should the borrower fail financially. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral. In determining whether to lend securities, the Adviser or the Fund's securities lending agent will consider relevant facts and circumstances, including the creditworthiness of the borrower.

An investment in the Fund is not a complete investment program.

Organization and Management of the Fund

The Trust's Board of Trustees has the overall responsibility for overseeing the management of the Fund.

The Investment Adviser

The Trust has an Advisory Agreement with the Adviser. The Adviser is a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser oversees the operations of the Fund according to investment policies and procedures adopted by the Board of Trustees. As of September 30, 2017, the Adviser and its affiliates managed or advised assets totaling in excess of $58.9 billion for individual and institutional clients. The Adviser's address is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144.

The Adviser is a multi-boutique asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. Trivalent Investments ("Trivalent") is the investment franchise responsible for the day-to-day investment management of the Fund.

For its fiscal year ended June 30, 2017, the Fund paid advisory fees, before waivers, at an annual rate of 1.10% of the average daily net assets of the Fund.

See "Fund Fees and Expenses" for information about any contractual agreement agreed to by the Adviser to waive fees and/or reimburse expenses with respect the the Fund. From time to time, the Adviser also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to the Fund.

A discussion of the Board's most recent considerations in approving the Advisory Agreement is available in the Fund's semi-annual report for the period ended December 31, 2016.

Portfolio Management

John W. Evers is the Lead Portfolio Manager, and Robert D. Cerow is a Co-Portfolio Manager of the Fund. Mr. Evers has final investment authority for the Fund

Mr. Evers is a Senior Portfolio Manager of Trivalent and has been with the Adviser since 2014. From 2007-2014, Mr. Evers was a Senior Portfolio Manager of Munder Capital Management, where he a member of the portfolio management team of the Fund's predecessor fund since 2013. Mr. Evers is a CFA charterholder.

Mr. Cerow is an Equity Analyst of Trivalent and has been with the Adviser since 2014. From 2007-2014, Mr. Cerow was an Equity Analyst of Munder Capital Management, where he a member of the portfolio management team of the Fund's predecessor fund since 2013. Mr. Cerow is a CFA charterholder.

The Fund's SAI provides additional information about the portfolio managers' method of compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

Investing with Victory

All you need to do to get started is to fill out an application.

If you are looking for a convenient way to open an account or to add money to an existing account, we can help. The sections that follow will serve as a guide to your investments with the Victory Funds. Choosing a Share Class will help you decide whether it would be more to your advantage to buy Class A or Y shares of the Fund. Class Y shares are available for purchase only by eligible shareholders. The following sections describe how to open an account directly with us, how to access information about your account, and how to buy, exchange and sell shares of the Fund. Note, this information will vary if you invest through a third party Investment Professional such as a brokerage firm and will be dependent on that firm's policies and practices. Consult your Investment Professional for specific details.

We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

Share Price

The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the value of your investment.

The Fund calculates its share price, called its net asset value ("NAV"), each business day as of the close of regular trading on the New York Stock Exchange, Inc. ("NYSE"), which is normally 4:00 p.m. Eastern Time. In the event of an emergency or other disruption in trading on the NYSE, the Fund's share price will be determined based upon the close of the NYSE. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is next calculated after you place your order. A business day is a day on which the NYSE is open.

The value of the Fund's securities may change on days when shareholders will not be able to purchase and redeem the Fund's shares if the Fund has portfolio securities that are primarily traded in foreign markets that are open on weekends or other days when the Fund does not price its shares.

The Fund prices its investments based on market value when market quotations are readily available. When these quotations are not readily available, the Fund will price its investments at fair value according to procedures approved by the Board of Trustees. The Fund will fair value a security when:

  Trading in the security has been halted;
  The market quotation for the security is clearly erroneous due to a clerical error;
  The security's liquidity decreases such that, in the Adviser's opinion, the market quotation has become stale; or
  An event occurs after the close of the trading market (but before the Fund's NAV is calculated) that, in the Adviser's opinion, materially affects the value of the security.

The use of fair value pricing may minimize arbitrage opportunities that attempt to exploit the differences between a security's market quotation and its fair value. The use of fair value pricing may not, however, always reflect a security's actual market value in light of subsequent relevant information, and the security's opening price on the next trading day may be different from the fair value price assigned to the security.

Each class of shares of the Fund calculates its NAV by adding up the total value of the investments and other assets of that class, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the class.

You may be able to find the Fund's NAV each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a fund reaches a specific number of shareholders or level of assets. You may also find the Fund's NAV by calling 800-539-3863 or by visiting the Fund's website at VictoryFunds.com.

Choosing a Share Class

CLASS A

  Front-end sales charge, as described in this section. There are several ways to reduce or eliminate this charge as discussed under Sales Charge Reductions and Waivers for Class A Shares.
  A contingent deferred sales charge (CDSC) may be imposed if you sell your shares within twelve months of their purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A Shares.
  Class A shares also pay ongoing distribution and/or service (12b-1) fees.
  Higher annual expenses than Class Y shares.

CLASS Y

  No front-end sales charge or CDSC. All your money goes to work for you right away.
  Class Y shares do not pay any ongoing distribution and/or service (12b-1) fees.
  Class Y shares are only available to certain investors.
  Lower annual expenses than Class A shares.

Share Classes

An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information. Your Investment Professional also can help you decide which share class is best for you. Investment Professionals and other intermediaries may charge fees for their services.

The Fund offers Class A and Y shares. Each share class represents an interest in the same portfolio of securities, but the classes differ in the sales charges, if any, and expenses that apply to your investment, allowing you and your Investment Professional to choose the class that best suits your investment needs. When you purchase shares of the Fund, you must choose a share class.

Deciding which share class best suits your situation depends on a number of factors that you should discuss with your Investment Professional, including: how long you expect to hold your investment, how much you intend to invest, and the total expenses associated with each share class.

The Fund currently offers only the classes of shares described in this Prospectus. At some future date, the Fund may offer additional classes of shares.

Also, not all Victory Funds offer all classes of shares, and some classes of shares are available for purchase only by eligible shareholders.

The Fund reserves the right, without notice, to change the eligibility criteria for purchasing a particular share class. For example, a class of shares may be available to purchase only by retirement plans or by institutional investors. The Fund may also waive any applicable eligibility criteria or investment minimums at its discretion.

The Fund or any class may be terminated at any time for failure to achieve an economical level of assets or for other reasons.

Calculation of Sales Charges for Class A Shares

For historical expense information, see the "Financial Highlights" at the end of this Prospectus.

Class A shares are sold at their public offering price, which is the NAV plus any applicable initial sales charge, also referred to as the "front-end sales load." The sales charge may be reduced or eliminated for larger purchases, as detailed below or as described under Sales Charge Reductions and Waivers for Class A Shares. The investment levels required to obtain a reduced sales charge are commonly referred to as "breakpoints."

All Class A purchases are subject to the terms described herein except for those purchases made through an intermediary specified in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.

In order to obtain a breakpoint discount, you must inform your Investment Professional at the time you purchase shares of the existence of the other Victory accounts or purchases of Victory Funds that are eligible to be linked for the purpose of calculating the initial sales charge. The Fund or your Investment Professional may ask you for records or other information about other Victory Funds held in your Victory accounts and linked accounts, including accounts opened with a different Investment Professional.

The current sales charge rates for Class A shares are listed below:

Your Investment in the Fund	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment
Up to $49,999	5.75%	6.10%
$50,000 up to $99,999	4.50%	4.71%
$100,000 up to $249,999	3.50%	3.63%
$250,000 up to $499,999	2.50%	2.56%
$500,000 up to $999,999	2.00%	2.04%
$1,000,000 and above[1]	0.00%	0.00%

1  A contingent deferred sales charge (CDSC) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed within twelve months of purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions. You may be eligible for a reduction or waiver of this CDSC under certain circumstances. See CDSC reductions for Class A Shares and Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries for details.

Sales Charge Reductions and Waivers for Class A Shares

There are several ways you can combine multiple purchases of Class A shares of the Victory Funds to take advantage of reduced sales charges and, in some cases, eliminate sales charges.

In order to obtain a Class A sales charge reduction or waiver, you must provide your Investment Professional, financial intermediary or the Fund's transfer agent, at the time of purchase, with current information regarding shares of any Victory Funds held in other accounts. Such information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate that a sales charge was paid regarding shares of the Victory Funds held in: (i) all accounts (e.g., retirement accounts) with the Victory Funds and your Investment Professional; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse or domestic partner and children under 21).

The availability of a sales charge reduction or waiver discussed below will depend upon whether you purchase your shares directly from the Fund or through a financial intermediary. In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. Different intermediaries may impose different sales loads. These variations are described in Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. Except as described with respect to the intermediaries specified in Appendix A, all Class A shares are subject to the terms stated herein. In order to obtain waivers and discounts that are not available through your intermediary, you will have to purchase Fund shares directly from the Fund or through another intermediary.

You can find additional information regarding sales charges and their reductions, free of charge, at vcm.com/policies, by clicking on Victory Funds Pricing Policies.

You may reduce or eliminate the sales charge in the following cases:

  Your purchase is sufficient to reach a breakpoint (see Calculation of Sales Charges for Class A Shares above);
  If you anticipate purchasing $50,000 or more of shares of the Fund, or in combination with Class A shares of other Victory Funds (excluding those Funds that do not impose a sales charge), within a 13-month period, you may obtain the shares at the same reduced sales charge as though the total quantity were invested in one lump sum. In order to qualify for the reduced sales charge, you must submit a non-binding Letter of Intent (the "Letter") within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. You must start with a minimum initial investment of at least 5.00% of the total amount you intend to purchase. A portion of the shares purchased under the Letter will be held in escrow until the total investment has been completed. In the event you do not complete your commitment set forth in the Letter in the time period specified, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges;
  Rights of Accumulation allow you to add the value of any Class A shares of the Fund that you already own (excluding shares sold without a sales charge) to the amount of your next Class A investment to determine if your additional investment will qualify for a reduced sales charge. The value of the Class A shares you already own will be calculated by using the greater of the current value or the original investment amount. You may be eligible for reduced sales charges on future purchases of Class A shares of the Fund after you have reached a new breakpoint. To determine your reduced sales charge, you can add the value of your Class A shares (or those held by your spouse (including life partner) and your children under age 21), determined at the previous day’s NAV, to the amount of your new purchase, valued at the current offering price. To ensure that the reduced price will be received pursuant to the Fund’s Rights of Accumulation, you or your Investment Professional must inform the Fund’s transfer agent that the Rights apply each time shares are purchased and provide the transfer agent with sufficient information to permit confirmation of qualification;
  The Combination Privilege allows you to combine the value of Class A shares you own in accounts of multiple Victory Funds (excluding shares sold without a sales charge) and in accounts of household members of your immediate family (spouse or domestic partner and children under 21) to achieve a reduced sales charge on your added investment;
  The Reinstatement Privilege permits an investor, within 90 days of a redemption of Class A shares of the Fund, to reinvest all or part of the redemption proceeds in Class A shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. No service charge is currently imposed on reinvestment in Class A shares of the Fund within 90 days of a redemption of Class A shares;
  The Victory Funds will completely waive the sales charge for Class A shares in the following cases:
    Purchases of $1,000,000 or more;
    Purchases by:
      current and retired Victory Fund trustees or officers;
      directors, trustees, employees, and family members of employees of the Adviser or "Affiliated Providers;"1 and registered broker-dealers, financial intermediaries or their agents or affiliates who have agreements with Victory Capital Advisers, Inc., (the "Distributor"), if the shares are purchased for their own account, purchased for retirement plans of their employees or sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;
    Purchases for trust or other advisory accounts established with a financial institution and fee-based investment products or accounts;
    Reinvestment of proceeds from a liquidation distribution of Class A shares of a Victory Fund held in a deferred compensation plan, agency, trust, or custody account;
    Purchases by retirement plans, including Section 401 and 457 plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans. Investors nonetheless may be charged a fee if they effect transactions in Class A shares through a broker or agent;
    Purchases by participants in no transaction fee programs offered by certain broker-dealers (sometimes referred to as "supermarkets");
    Purchases by financial intermediaries who have entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers;
    Investors that have an investment account with the Adviser;
    Purchases by CMS Energy employees participating in a Victory prototype Roth IRA plan by way of payroll deduction from CMS Energy; and
    Individuals who reinvest the proceeds of redemptions from Class I or Class Y shares of a Victory Fund within 60 days of redemption.

1  Affiliated Providers are affiliates and subsidiaries of the Adviser and any organization that provides services to the Trust.

You should inform the Fund or your Investment Professional at the time of purchase of the sales charge waiver category which you believe applies.

CDSC for Class A Shares

A contingent deferred sales charge (CDSC) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed within twelve months of purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions.

More information is available in CDSC Reductions and Waivers for Class A Shares and Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. All Class A purchases are subject to the terms described herein except for those purchases made through the intermediaries specified in Appendix A.

CDSC Reductions and Waivers for Class A Shares

No CDSC is imposed on redemptions of Class A shares in the following circumstances:

  To the extent that the shares redeemed:
    are no longer subject to the holding period for such shares;
    resulted from reinvestment of distributions; or
    were exchanged for shares of another Victory Fund as allowed by the Prospectus, provided that the shares acquired in such exchange or subsequent exchanges will continue to remain subject to the CDSC, if applicable, calculated from the original date of purchase until the applicable holding period expires. In determining whether the CDSC applies to each redemption, shares not subject to a CDSC are redeemed first;
  Following the death or post-purchase disability of:
    a registered shareholder on an account; or
    a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;
  Distributions from individual retirement accounts, Section 403(b), Section 457 and Section 401 qualified plans, where redemptions result from:
    required minimum distributions with respect to that portion of such contributions that does not exceed 12% annually;
    tax free returns of excess contributions or returns of excess deferral amounts;
    distributions on the death or disability of the account holder;
    distributions for the purpose of a loan or hardship withdrawal from a participant plan balance; or
    distributions as a result of separation of service;
  Distributions as a result of a Qualified Domestic Relations Order or Domestic Relations Order required by a court settlement;
  In instances where the investor’s dealer or institution waived its commission in connection with the purchase and notifies the Distributor prior to the time of investment;
  When the redemption is made as part of a Systematic Withdrawal Plan (including dividends), up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established; or
  Participant-initiated distributions from employee benefit plans or participant-initiated exchanges among investment choices in employee benefit plans.

Eligibility Requirements to Purchase Class Y Shares

Only Eligible Investors may purchase or exchange into Class Y shares of the Fund. Eligible Investors include the following:

  Institutional and individual retail investors with a minimum investment in Class Y shares of $1,000,000 who purchase through certain broker-dealers or directly from the transfer agent.
  Clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds, who invest at least $2,500.
  Pension, profit sharing, employee benefit and other similar plans and trusts that invest in the Funds.
  Investors who purchase through select fee-based advisory programs with an approved financial intermediary. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based upon the value of the account. Such transactions may be subject to additional rules or requirements of the applicable financial intermediary's program.
  Purchases by:
    current and retired Victory Fund trustees or officers (including the former trustees and officers of the Munder Series Trust);
    directors, trustees, employees, and family members of employees of the Adviser or "Affiliated Providers";1 investment advisory clients of the Adviser; or
    investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members.

1  Affiliated Providers are affiliates and subsidiaries of the Adviser and any organization that provides services to the Trust.

Information About Fees

Distribution and Service Plans

In accordance with Rule 12b-1 of the Investment Company Act of 1940, the Trust has adopted a Distribution and Service Plan for Class A shares of the Fund.

Under the Class A Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.25% of its average daily net assets of Class A shares. The fee is paid for general distribution services, for selling Class A shares and, as applicable, for providing personal services to shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's shares. Personal services to shareholders are generally provided by broker-dealers or other intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Because Rule 12b-1 fees are paid out of the Fund's assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Other Payments to Financial Intermediaries

If you purchase Fund shares through an Investment Professional, a broker dealer, or other financial intermediary, the Fund may pay for sub-transfer agent, recordkeeping and/or similar administrative services. In addition, the Adviser (and its affiliates) may make substantial payments to affiliated and unaffiliated dealers or other Investment Professionals and service providers for distribution, administrative and/or shareholder servicing activities, out of its own resources, including the profits from the advisory fees the Adviser receives from the Fund. The Adviser also may reimburse the Distributor (or the Distributor's affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or Investment Professional for marketing, promotional or related expenses; these payments are often referred to as "revenue sharing."

In some circumstances, these types of payments may create an incentive for a dealer or Investment Professional or its representatives to recommend or offer shares of the Fund or other Victory Funds to its customers. You should ask your dealer or Investment Professional for more details about any such payments it receives.

How to Buy Shares

Opening an account

If you would like to open an account, you will first need to complete an Account Application.

You can obtain an Account Application by calling Victory Funds Customer Service at 1-800-539-3863. You can also download an Account Application by visiting the Fund's website, VictoryFunds.com, and clicking on the Victory Funds Account Application link. Send the completed Account Application, along with a check made payable to the Victory Funds, at the following address:

Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593

You can also obtain an Account Application by contacting your Investment Professional. When you invest through an Investment Professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ. In addition to any limitations described in this Prospectus, an Investment Professional or other intermediary may also place other limits on your ability to use the services of the Fund. Sometimes an Investment Professional will charge you for its services. This fee will be in addition to, and unrelated to, the fees and expenses charged by the Fund.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the Fund is unable to collect the required information, you may not be able to open your account. Additional details about the Fund's Customer Identification Program are available in the section "Important Fund Policies."

If your investment order is accepted by the Fund, an Investment Professional or other intermediary, it will be priced at the NAV next computed as described in the section entitled "Share Price."

If you participate in a retirement plan that offers one of the Victory Funds as an option, please consult your employer for information on how to purchase shares of the Victory Funds through the plan, including any restrictions or limitations that may apply.

Paying for your initial purchase

Make your check payable to the "Victory Funds." All checks must be drawn on U.S. banks. If your check is returned as uncollectible for any reason, you will be charged for any resulting fees and/or losses. The Fund does not accept cash, money orders, traveler's checks, credit card convenience checks, or third party checks. Additionally, bank starter checks are not accepted for the shareholder's initial investment into the Fund. All payments must be denominated in U.S. dollars.

Minimum investments

If you would like to buy Class A shares, the minimum investment required to open an account is $2,500; no minimum for certain retirement plans and approved fee-based and/or advisor program and similar accounts ($1,000 for IRA accounts), with additional investments of at least $50. If you would like to buy Class Y shares, you must first be an Eligible Investor, as discussed in the section Choosing a Share Class — Eligibility Requirements to Purchase. There are no minimum investment amounts required for Class Y shares except as set forth in the Eligibility Requirements to Purchase.

If your account falls below the minimum investment amount, we may ask you to reestablish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

The minimum investment required to open an account may be waived or lowered for employees, and immediate family members of the employee, of the Adviser, the Administrator, and their affiliates. In addition, the minimum investment required may be waived when the Fund is purchased in a managed account or within qualified retirement plans or in other similar circumstances. Although the Fund may sometimes waive the minimum investment, when it does so, it always reserves the right to reject initial investments under the minimum at its discretion.

There is no minimum investment required to open an account or for additional investments in Victory Simple IRAs.

Purchasing additional shares

Once you have an existing account, you can make additional investments at any time in any amount (subject to any minimums) in the following ways:

  By Mail

  To ensure that your additional investment is properly credited to your account, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

  By Telephone

  If you have an existing account that has been set up to receive electronic transfers, you can buy additional shares by calling Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday.

  By Exchange

  You may purchase shares of the Fund using the proceeds from the simultaneous redemption of shares of another Victory Fund if it is eligible for an exchange with your Fund. You may initiate an exchange online (if you are a registered user of VictoryFunds.com), by telephone, or by mail. See the section "Exchanging Shares."

  Via the Internet

  If you are a registered user, you may request a purchase of shares through our website at VictoryFunds.com. Your account must be set up for Automated Clearing House ("ACH") payment in order to execute online purchases.

  By ACH

  Your account must be set up for ACH payment in order to execute purchases online or by telephone. It takes about 15 days to set up an ACH account and only domestic member banks may be used. After your account is set up, your purchase amount can be transferred by ACH. Currently, the Fund does not charge a fee for ACH transfers but it reserves the right to charge for this service in the future. Your originating bank may charge a fee for ACH transfers.

  By Wire

  You may buy Fund shares by bank wire transfer of same day funds. Please call Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday for wiring instructions. Any commercial bank can transfer same-day funds by wire.

  Although the transfer agent does not currently charge you for receiving same-day funds, it reserves the right to charge for this service in the future. Your bank may charge you for wiring same-day funds. You cannot buy shares for tax-qualified retirement plans by wire transfer.

  By Systematic Investment Plan

  To enroll in the Systematic Investment Plan, you should check this box on the Account Application or on the Account Maintenance Form. We will need your bank information and the amount ($50 or more) and frequency of your investment. You can select monthly, quarterly, semi-annual or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement before we will make automatic withdrawals from your bank account and invest it in shares of the Fund.

Other purchase rules you should know

The Fund reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund or its shareholders. The Fund also reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a Fund account, or to add to an existing Fund account.

Keep these addresses handy for purchases, exchanges, or redemptions.

BY REGULAR U.S. MAIL	Victory Funds P.O. Box 182593 Columbus, OH 43218-2593
BY OVERNIGHT MAIL	Use the following address ONLY for overnight packages: Victory Funds c/o FIS TA Operations 4249 Easton Way, Suite 400 Columbus, OH 43219 PHONE: 800-539-3863
BY WIRE	Call 800-539-3863 BEFORE wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions.
BY TELEPHONE	800-539-FUND (800-539-3863)
ON THE INTERNET	www.VictoryFunds.com

If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of Fund shares in your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive a financial report of the Fund. By February 15th of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

Retirement Plans

You can use the Fund as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Fund for details regarding an IRA or other retirement plan that works best for your financial situation.

How to Exchange Shares

There may be limits on the ability to exchange between certain Victory Funds. You can obtain a list of Victory Funds available for exchange by calling 800-539-FUND or by visiting VictoryFunds.com

The shares of any class of the Fund may be exchanged for the shares of any other class offered by the Fund or the same class, or any other class, of any other Victory Fund, either through your Investment Professional or directly through the Fund, subject to the conditions described below:

  Exchanges are subject to any CDSC, minimum investment limitation or eligibility requirements described in the applicable Prospectus and SAI. You may be required to provide sufficient information to establish eligibility to exchange into the new share class.
  To exchange between Victory Funds, the other Victory Fund you wish to exchange into must be eligible for exchange with your Fund.
  Shares of the Victory Fund selected for exchange must be available for sale in your state of residence.

If you have questions about these, or any of the Fund's other exchange policies, please consult Victory Customer Service or your Investment Professional before requesting an exchange.

Before exchanging, you should read the Prospectus of the Fund you wish to exchange into, which may be subject to different risks, fees and expenses.

Processing your exchange/conversion

If your exchange request is received and accepted by the Fund, an Investment Professional or other intermediary by the close of trading as described in the section entitled "Share Price" then your exchange will be processed the same day. Your exchange will be processed on the next business day if received after the close of trading. Exchanges will occur at the respective NAVs of the share classes next calculated after receipt and acceptance of your exchange request in good order, plus any applicable sales charge described in the Prospectus.

If your Fund shares are converted to a different share class, the transaction will be based on the respective NAV of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day's NAVs. Please contact your financial intermediary regarding the tax consequences of any conversion.

Requesting an exchange

You can exchange shares of the Fund by telephone, by mail or via the Internet. You cannot exchange into an account with a different registration or tax identification number.

By Telephone

Unless you indicate otherwise on the account application, Victory Customer Service will be authorized to accept exchange instructions received by telephone.

By Mail

Send a letter of instruction signed by all registered owners or their legal representatives to the Victory Funds.

Via the Internet

You may also exchange shares via the Internet at VictoryFunds.com if you are a registered user.

Other exchange rules you should know

The Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. The Fund may terminate or modify the exchange privilege at any time on 60 days' notice to shareholders.

An exchange of Fund shares for shares of another Victory Fund constitutes a sale for tax purposes unless the exchange is made within an IRA or other tax-deferred account.

For information on how to exchange shares of the Fund that were purchased through your employer's retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.

How to Sell Shares

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.

If your redemption request is received in good order by the close of trading on the NYSE, your redemption will be processed the same day. Your redemption will not be processed until the next business day if it is received after the close of trading on the NYSE. You cannot redeem your shares at www.VictoryFunds.com.

BY TELEPHONE

The easiest way to redeem shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

  Mail a check to the address of record;
  Wire funds to a previously designated domestic financial institution;
  Mail a check to a previously designated alternate address; or
  Electronically transfer your redemption via ACH to a previously designated domestic financial institution.

The transfer agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the transfer agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, none of the Trust, its servicing agents, the Adviser, or the transfer agent will be responsible for any losses. If the transfer agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the transfer agent or your Investment Professional by telephone, consider placing your order by mail.

BY MAIL

Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A Medallion signature guarantee is required for the following redemption requests:

  Your account registration has changed within the last 15 business days;
  The check is not being mailed to the address on your account;
  The check is not being made payable to the owner of the account;
  The redemption proceeds are being transferred to another Victory Fund account with a different registration; or
  The check or wire is being sent to a different bank account than was previously designated.

You can get a Medallion signature guarantee from a financial institution — such as a commercial bank, broker dealer, credit union, clearing agency, or savings bank — that is a member of a Medallion signature guarantee program.

BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call before the close of trading on the NYSE, your funds will be wired on the next business day.

BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after the close of trading on the NYSE. It will be transferred by ACH as long as the transfer is to a domestic bank.

Systematic Withdrawal Plan

If you check this box on the Account Application or on the Account Maintenance Form, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more at the time you establish the Systematic Withdrawal Plan. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a Medallion signature guaranteed letter of instruction. You should be aware that each withdrawal may be a taxable transaction. Also, each withdrawal reduces your account balance, and eventually your account balance may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below the initial purchase minimum, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Additional Information about Redemptions
  Redemption proceeds from the sale of Fund shares purchased by a check or through ACH will be held until the purchase check or ACH has cleared, which will take up to 10 business days.
  We typically expect to send the proceeds from your share redemption within one business day after we execute your order, but we may take up to seven business days to send redemption proceeds, regardless of payment type. When you sell shares through your financial intermediary, you can ask the intermediary to tell you when you can expect to receive the proceeds of your redemption.
  The Fund may suspend your right to redeem your shares in the following circumstances:
    During non-routine closings of the NYSE;
    When the SEC determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or
    When the SEC orders a suspension to protect the Fund's shareholders.
  The Fund typically uses cash and cash equivalents held in its portfolio or sells portfolio assets to meet redemption requests. In unusual circumstances or under stressed market conditions, the Fund may use other methods to raise cash to meet redemption requests. For example, the Fund may draw funds from a line of credit or borrow available cash held by other Victory Funds under an "interfund lending program" in reliance on an exemptive order from the SEC.
  The Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1.00% of the Fund's net assets. The Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash. Securities received pursuant to an in-kind redemption are subject to market risk until sold and may be subject to brokerage and other fees.
  If you choose to have your redemption proceeds mailed to you and either the United States Postal Service is unable to deliver the redemption check to you or the check remains outstanding for more than six months, the Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed redemption checks.

Distributions and Taxes

Buying a dividend. You should check the Fund's distribution schedule before you invest. If you buy shares of the Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

As a shareholder, you are entitled to your share of net income and capital gains on the Fund's investments. The Fund passes its earnings along to investors in the form of dividends. Dividends paid by the Fund represent the net income from dividends and interest earned on investments after expenses. The Fund will distribute short-term gains, as necessary, and if the Fund makes a long-term capital gain distribution, it is normally paid once a year.

Ordinarily, the Fund declares and pays dividends annually. However, the Fund may not always pay a dividend or distribution for a given period. Each class of shares declares and pays dividends separately.

Distributions can be received in one of the following ways. Please check with your Investment Professional if you are unsure of which option is right for you.

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-539-FUND.

Reinvestment Option

You can have distributions automatically reinvested in additional shares of the Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

Cash Option

A check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the United States Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the distribution option on your account will default to the reinvestment option as described above. The Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed distribution checks.

Income Earned Option

You can automatically reinvest your dividends in additional shares of the Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

Directed Distributions Option

In most cases, you can automatically reinvest distributions in shares of another Victory Fund. If you reinvest your distributions in a different Victory Fund, you will pay a sales charge on the amount of reinvested distributions.

Directed Bank Account Option

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the transfer agent will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

Important Information about Taxes

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in the Fund.

The Fund expects to pay no federal income tax on the earnings and capital gains it distributes to shareholders.

  Qualified dividends received from the Fund by noncorporate shareholders will be taxed at long-term capital gain rates to the extent attributable to qualified dividends received by the Fund. Nonqualified dividends, dividends received by corporate shareholders and dividends from the Fund's short-term capital gains are taxable as ordinary income. Dividends from the Fund's long-term capital gains are taxable as long-term capital gains.
  Dividends are treated in the same manner for U.S. federal income tax purposes whether you receive them in cash, additional shares of the Fund, or you reinvest them in shares of another Victory Fund.
  An exchange of the Fund's shares for shares of another Victory Fund will be treated as a sale. When you sell or exchange shares of the Fund, you must recognize any gain or loss.
  An exchange of one class of the Fund's shares for shares of another class of the same Fund generally constitutes a nontaxable exchange.
  Distributions from the Fund and gains from the disposition of your shares may also be subject to state and local income tax.
  An additional 3.8% Medicare tax will be imposed on certain net investment income (which includes ordinary dividends, capital gain distributions from the Fund, and gain recognized on a disposition of shares) of certain U.S. individuals, estates, and trusts.
  Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.
  Tax statements will be mailed from the Fund by mid-February showing the amounts and tax status of distributions made to you.
  Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.
  The Fund is generally required by law to provide you and the Internal Revenue Service with certain cost basis information related to the sale or redemption of any of your shares in the Fund acquired on or after January 1, 2012 (including distributions that are reinvested in additional shares of the Fund).
  The Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or the Fund is notified by the Internal Revenue Service that backup withholding is required.
  You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in the Fund.
  The Fund may provide estimated capital gain distribution information through its website at VictoryFunds.com.
  In the event that a Fund's direct investments in foreign securities are subject to foreign withholding taxes, the Fund's yield on those securities would generally be decreased. A Fund may elect to pass through to its shareholders the ability to claim a credit or deduction for certain foreign taxes it has paid if, at the end of its year, more than 50% of the value of the Fund's total assets are stocks or securities of foreign corporations.

Important Fund Policies

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Fund must obtain the following information for each person who opens a new account:

  Name;
  Date of birth (for individuals);
  Residential or business street address (although post office boxes are still permitted for mailing); and
  Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Account Maintenance Information

For the following non-financial transactions, the Victory Funds require proof that your signature authorizing a transaction is authentic. This verification can be provided in all cases by either a Signature Validation Program (SVP) stamp or a Medallion signature guarantee (MSG). In some instances a Notary Public stamp is an acceptable alternative. As with the Medallion signature guarantee, a SVP stamp can also be obtained from a financial institution that is a member of the SVP program.

  Change of name (Notary Public, SVP or MSG);
  Add/change banking instructions (SVP or MSG);
  Add/change beneficiaries (Notary Public, SVP or MSG);
  Add/change authorized account traders (SVP or MSG);
  Adding a Power of Attorney (Notary Public, SVP or MSG);
  Add/change Trustee (Notary Public, SVP or MSG); and
  Uniform Transfers to Minors Act/Uniform Gifts to Minors Act custodian change (Notary Public, SVP or MSG).

Market Timing

The Victory Funds discourage frequent purchases and redemptions of Fund shares (market timing). Market timing allows investors to take advantage of market inefficiencies, sometimes to the disadvantage of other shareholders. Market timing increases Fund expenses to all shareholders by increasing portfolio turnover. In addition, market timing could potentially dilute share value for all other shareholders by requiring the Fund to hold more cash than it normally would.

The Fund's Board of Trustees has adopted policies and procedures with respect to market timing. In order to prevent or minimize market timing, the Fund will:

  Employ "fair value" pricing, as described in this Prospectus under Share Price, to minimize the discrepancies between a security's market quotation and its perceived market value, which often gives rise to market timing activity; and
  Monitor for suspected market timing based on "short-term transaction" activity, that is, a purchase or redemption of a Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund.

In monitoring for market timing activity, we consider, among other things, the frequency of your trades and whether you acquired your Fund shares directly through the transfer agent or whether you combined your trades with a group of shareholders in an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary.

Frequent trading by a shareholder is generally a characteristic of market timing. Therefore, any account in which Fund shares are acquired directly through the transfer agent, or where the Fund can adequately identify the shareholder, with a history of three short-term transactions within 90 days or less is suspected of market timing and the shareholder's trading privileges (other than redemption of Fund shares) will be suspended.

We may make exceptions to the "short-term transaction" policy for certain types of transactions if, in the opinion of the Adviser, under the oversight of the Board, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the Fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the Fund or administrator and transactions by certain qualified funds-of-funds.

If you acquired shares through an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary (such as investment advisers, broker-dealers, third-party administrators or insurance companies), and market timing is suspected, different purchase and exchange limitations may apply. We may rely upon a financial intermediary's policy to deter short-term or excessive trading (i) if we believe that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of the Fund, or (ii) if we receive an undertaking from the financial intermediary to enforce short-term or excessive trading policies on behalf of the Fund that provide a substantially similar level of protection for the Fund against such transactions. If you hold your Fund shares through a financial intermediary, you are advised to consult the intermediary to determine what purchase and exchange limitations apply to your account.

We reserve the right to reject or cancel a purchase or exchange order for any reason without prior notice. We will deny your request to purchase or exchange your shares if we believe that the transaction is part of a market timing strategy.

The Fund's market timing policies and procedures may be modified or terminated at any time under the oversight of the Board.

Portfolio Holdings Disclosure

The Fund discloses its complete portfolio holdings as of the end of its second fiscal quarter and its fiscal year in its reports to shareholders. The Fund sends reports to its existing shareholders no later than 60 days after the relevant fiscal period, and files these reports with the SEC by the 70th day after the end of the relevant fiscal period. You can find these reports on the Fund's website, VictoryFunds.com, and on the SEC's website, www.sec.gov.

The Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find these filings on the SEC’s website, www.sec.gov.

The Fund also discloses its complete portfolio holdings each calendar quarter on the Fund's website, VictoryFunds.com, no earlier than the 15th day after the quarter end.

You can find a complete description of the Fund's policies and procedures with respect to disclosure of its portfolio securities in the Fund's SAI or on the Fund's website, VictoryFunds.com.

Performance

The Victory Funds may advertise the performance of the Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations.

Advertising information may include the average annual total return of the Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations and publications.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Victory Funds may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Victory Funds send these documents to each shareholder individually by calling the Victory Funds at 800-539-FUND (800-539-3863), and they will be delivered promptly.

While this Prospectus and the SAI of the Trust describe pertinent information about the Trust and the Fund, neither this Prospectus nor the SAI represents a contract between the Trust or the Fund and any shareholder.

Other Service Providers

Victory Capital Advisers, Inc. (the Distributor), member FINRA and SIPC, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, serves as distributor for the continuous offering of the Fund's shares. The Distributor is an affiliate of the Adviser.

Citibank, N.A., 388 Greenwich St., New York, New York 10013, serves as the custodian of the Fund's investments and cash and settles trades made by the Fund.

Victory Capital Management Inc., 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, also serves as the administrator and fund accountant for the Fund.

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, Ohio 43219, serves as the sub-administrator and sub-fund accountant for the Fund.

FIS Investor Services LLC, 4249 Easton Way, Suite 400, Columbus, Ohio 43219, serves as the transfer agent and dividend disbursing agent for the Fund.

Ernst & Young LLP, 1900 Scripps Center, 312 Walnut Street, Cincinnati, Ohio 45202, serves as the independent registered public accounting firm for the Fund.

Morrison & Foerster LLP, 250 West 55th Street, New York, New York 10019, serves as legal counsel to the Fund.

Financial Highlights

The following financial highlights tables reflect historical information about shares of the Fund and are intended to help you understand the Fund's financial performance for the past five years.

Certain information shows the results of an investment in one share of the Fund. To the extent the Fund invests in other funds, the Total Annual Operating Expenses included in the Fund's Fees and Expenses table may not correlate to the ratio of expenses to average net assets in the financial highlights below. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The Fund’s financial highlights includes historical information of the Fund’s predecessor, Munder Emerging Markets Small Cap Fund, a separate series of Munder Series Trust that was managed by Munder Capital Management, for periods prior to October 31, 2014.

The information for each period has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The Fund's annual and semi-annual reports are available by calling the Fund at 800-539-FUND and at VictoryFunds.com.

Trivalent Emerging Markets Small-Cap Fund

	Class A Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014(a)
Net Asset Value, Beginning of Period	$10.40	$11.48	$11.39	$10.00
Investment Activities:
Net investment income (loss)(b)	0.13	0.10	0.07	0.09
Net realized and unrealized gains (losses) on investments	1.90	(1.13)	0.08	1.35
Total from Investment Activities	2.03	(1.03)	0.15	1.44
Distributions to Shareholders:
Net investment income	(0.09)	(0.05)	(0.06)	(0.05)
Total Distributions to Shareholders	(0.09)	(0.05)	(0.06)	(0.05)
Net Asset Value, End of Period	$12.34	$10.40	$11.48	$11.39
Total Return (excludes sales charge) (c)	19.71%	(8.93)%	1.35%	14.45%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$690	$278	$361	$236
Ratio of net expenses to average net assets (d)	1.73%	1.73%	1.73%	1.73%
Ratio of net investment income (loss) to average net assets (d)	1.16%	0.95%	0.62%	0.82%
Ratio of gross expenses to average net assets (d),(e)	4.46%	1.74%	7.74%	13.77%
Portfolio turnover (c),(f)	81%	104%	97%	106%

(a)  Class A Shares of the Fund commenced operations on July 2, 2013.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class Y Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014(a)
Net Asset Value, Beginning of Period	$10.43	$11.51	$11.41	$10.00
Investment Activities:
Net investment income (loss)(b)	0.12	0.13	0.11	0.12
Net realized and unrealized gains (losses) on investments	1.94	(1.13)	0.06	1.35
Total from Investment Activities	2.06	(1.00)	0.17	1.47
Distributions to Shareholders:
Net investment income	(0.11)	(0.08)	(0.07)	(0.06)
Total Distributions to Shareholders	(0.11)	(0.08)	(0.07)	(0.06)
Net Asset Value, End of Period	$12.38	$10.43	$11.51	$11.41
Total Return (c)	20.01%	(8.69)%	1.54%	14.79%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$4,894	$3,671	$3,877	$2,211
Ratio of net expenses to average net assets (d)	1.48%	1.48%	1.48%	1.48%
Ratio of net investment income (loss) to average net assets (d)	1.08%	1.29%	1.00%	1.10%
Ratio of gross expenses to average net assets (d),(e)	3.46%	2.40%	4.90%	13.11%
Portfolio turnover (c),(f)	81%	104%	97%	106%

(a)  Class Y Shares of the Fund commenced operations on July 3, 2013.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

The availability of certain initial and contingent deferred sales charge reductions and waivers may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. The following information about variations in sales charge reductions and waivers is applicable only to investors who purchase Fund shares through a Merrill Lynch platform or account.

In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive those reductions and waivers.

Merrill Lynch

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
Shares purchased by or through a 529 Plan
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this prospectus
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
CDSC Waivers on A and C Shares available at Merrill Lynch
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus.
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

P.O. Box 182593
Columbus, OH 43218-2593

Statement of Additional Information (SAI):  The SAI contains more information about the Fund's operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this Prospectus, which means that it is legally part of this Prospectus, even if you don't request a copy.

Annual and Semi-Annual Reports:  Annual and semi-annual reports contain more information about the Fund's investments and the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal period.

How to Obtain Information:  You may obtain a free copy of the SAI or annual and semi-annual reports, and ask questions about the Fund or your accounts, online at VictoryFunds.com, by contacting the Victory Funds at the following address or telephone number, or by contacting your financial intermediary.

By telephone: Call Victory Funds at 800-539-FUND (800-539-3863)	By mail: Victory Funds P.O. Box 182593 Columbus, OH 43218-2593

You also can get information about the Fund (including the SAI and other reports) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person: SEC Public Reference Room Washington, D.C. Call 202-551-8090 for location and hours.	By mail: SEC Public Reference Section Washington, D.C. 20549-1520	On the Internet: EDGAR database at sec.gov or by email request at publicinfo@sec.gov
Investment Company Act File Number 811-4852	VF-TEMSC-PRO (11/17)

November 1, 2017

Prospectus

Victory Trivalent International Small-Cap Fund

Class A	MISAX
Class C	MCISX
Class I	MISIX
Class R6	MSSIX
Class Y	MYSIX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

VictoryFunds.com
800-539-FUND
(800-539-3863)

Victory Funds

Fund Summary

    Investment Objective

    Fund Fees and Expenses

    Principal Investment Strategy

    Principal Risks

    Investment Performance

    Management of the Fund

    Purchase and Sale of Fund Shares

    Tax Information

    Payments to Broker-Dealers and Other Financial Intermediaries

Additional Fund Information

    Investments

    Risk Factors

Organization and Management of the Fund

Investing with Victory

    Share Price

    Choosing a Share Class

    Information About Fees

    How to Buy Shares

    How to Exchange Shares

    How to Sell Shares

Distributions and Taxes

Important Fund Policies

Other Service Providers

Financial Highlights

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Trivalent International Small-Cap Fund Summary

Investment Objective

The Fund seeks to provide long-term growth of capital.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your Investment Professional, in Investing with Victory on page 12 and in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries of the Fund's Prospectus. You may also find information about these discounts in Additional Purchase, Exchange and Redemption Information on page 44 of the Fund's Statement of Additional Information ("SAI").

Shareholder Fees (paid directly from your investment)	Class A	Class C	Class I	Class R6	Class Y
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE	NONE	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE[1]	1.00%[2]	NONE	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%	0.95%	0.95%	0.95%	0.95%
Distribution (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.00%
Other Expenses	0.32%	0.52%	0.21%	0.21%	0.37%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.53%	2.48%	1.17%	1.17%	1.33%
Fee Waiver/Expense Reimbursement[3]	(0.17)%	(0.37)%	(0.21)%	(0.06)%	(0.22)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	1.36%	2.11%	0.96%	1.11%	1.11%

1  A contingent deferred sales charge of 0.75% may be imposed on Class A shares purchased as part of an investment of $1,000,000 or more that were not subject to an initial sales charge and that are redeemed within 12 months of purchase. See Choosing a Share Class in the Prospectus.

2  Applies to shares sold within 12 months of purchase.

3  Victory Capital Management Inc., the Fund's investment adviser, ("Adviser") has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses of Class A, C, I, R6 and Y shares of the Fund (excluding Acquired Fund Fees and Expenses and certain items such as interest, taxes and brokerage commissions) do not exceed 1.35%, 2.10%, 0.95%, 1.10% and 1.10%, respectively, until at least October 31, 2018. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) recoupment. This agreement may only be terminated by the Fund’s Board of Trustees.

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The amounts shown reflect the fee waiver/expense reimbursement in place through the expiration date. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$706	$1,015	$1,346	$2,280
Class C (If you sell your shares at the end of the period.)	$314	$737	$1,287	$2,788
Class I	$98	$351	$623	$1,402
Class R6	$113	$366	$638	$1,415
Class Y	$113	$400	$708	$1,582

The following example makes the same assumptions as the example above, except that it assumes you do not sell your Class C shares at the end of the period.

	1 Year	3 Years	5 Years	10 Years
Class C	$214	$737	$1,287	$2,788

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover will generally indicate higher transaction costs, resulting in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 55% of the average value of its portfolio.

Principal Investment Strategy

The Adviser pursues the Fund's investment objective by investing primarily in equity securities (i.e., common stocks, depositary receipts, preferred stocks, convertible securities, rights and warrants) of companies principally in countries represented in the S&P® Developed ex-U.S. SmallCap Index.

Under normal circumstances, at least 80% of the Fund's net assets will be invested in securities of small-capitalization companies. The Adviser considers any company with a market capitalization that is within such country's smallest 15% based on market capitalization to be a small-capitalization company.

The Adviser employs a bottom-up investment approach that emphasizes individual stock selection. The Adviser's investment process uses a combination of quantitative and traditional qualitative, fundamental analysis to identify attractive stocks with low relative price multiples and positive trends in earnings forecasts. The stock selection process is designed to produce a diversified portfolio that, relative to the S&P® Developed ex-U.S. SmallCap Index, tends to have a below-average price-to-earnings ratio and an above-average earnings growth trend.

The Fund's investment allocation to countries and sectors tends to closely approximate the country and sector allocations of the S&P® Developed ex-U.S. SmallCap Index, which concentrates its exposure in one or more countries, regions or sectors. The S&P® Developed ex-U.S. SmallCap Index consists of the stocks representing the lowest 15% of float-adjusted market capitalization in each country other than the U.S. represented in the S&P® Developed Broad Market Index (BMI). The S&P® Developed BMI includes all listed shares of companies from 24 developed countries with float-adjusted market capitalizations of at least US$100 million and annual trading value of at least US$50 million. The Fund normally invests in a minimum of ten countries.

The Adviser may sell a security if it believes the price objective for the stock has been reached, if more attractive opportunities are identified, or if the fundamentals of the company deteriorate.

Principal Risks

The Fund's investments are subject to the following principal risks:

  Equity Risk. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company's earnings or dividends may not increase as expected. Price changes may be temporary or last for extended periods.
  Foreign Securities Risk. Foreign securities (including ADRs and GDRs) could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts.
  Investment Style Risk. Different types of investment styles, for example growth or value, tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions. As a result, the Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.
  Liquidity Risk. Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. Adverse market or economic conditions may adversely affect the liquidity of the Fund's investments and may lead to increased redemptions. In addition, the Fund, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.
  Management Risk. The Adviser may not execute the Fund's principal investment strategy effectively.
  Small Capitalization Stock Risk. Small-sized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.
  Stock Market Risk. Overall stock market risks may affect the value of the Fund. Factors such as domestic and international economic growth and market conditions, interest rate levels and political events affect the securities markets.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A, C, I, R6 and Y shares of the Fund, including applicable maximum sales charges, compare to a broad measure of market performance. Performance data for the classes varies based on differences in their fee and expense structures. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at VictoryFunds.com.

The performance figures for Class A, C, I, R6 and Y shares reflect the historical performance prior to October 31, 2014 of, respectively, the Class A, C, I, R6 and Y shares of the Munder International Small-Cap Fund, a series of Munder Series Trust (the predecessor to the Fund managed by Munder Capital Management). The Fund's performance has not been restated to reflect any differences in the expenses of the Munder International Small-Cap Fund. The Munder International Small-Cap Fund commenced operations, and the Class A, C, I and Y shares were first offered on August 20, 2007. Class R6 shares were first offered on June 4, 2012.

Calendar Year Returns for Class Y Shares

(The annual return in the bar chart is for the Fund's least expensive class of shares, Class Y shares. Due to differing charges and expenses, the performance of classes not shown in the bar chart will differ.)

The year-to-date total return of the Fund's Class Y shares as of September 30, 2017 was 28.10%.

Highest Quarter	27.25% (quarter ended June 30, 2009)
Lowest Quarter	-27.05% (quarter ended September 30, 2008)

Average Annual Total Returns (For the Periods Ended December 31, 2016)	1 Year	5 Years (or Life of Class)	Life of Class[1]
CLASS Y Before Taxes	-0.75%	11.95%	2.41%
CLASS Y After Taxes on Distributions	-0.92%	11.67%	2.26%
CLASS Y After Taxes on Distributions and Sale of Fund Shares	0.01%	9.69%	2.01%
CLASS A Before Taxes	-6.72%	10.35%	1.53%
CLASS C Before Taxes	-2.75%	10.83%	1.40%
CLASS I Before Taxes	-0.70%	12.13%	2.63%
CLASS R6 Before Taxes	-0.83%	N/A	13.25%
INDEX
S&P® Developed ex-U.S. SmallCap Index Index returns reflect no deduction for fees, expenses, or taxes, except foreign withholding taxes.	3.36%	9.24%	2.73%

1  Inception date of the Victory Trivalent International Small-Cap Fund is August 20, 2007. Inception date of Class R6 is June 4, 2012.

After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one share class. The after-tax returns for other classes will vary.

Management of the Fund

Investment Adviser

Victory Capital Management Inc. ("Adviser") serves as the Fund's investment adviser. The portfolio managers primarily responsible for day-to-day management of the Fund are members of the Adviser's Trivalent Investments ("Trivalent") investment team (referred to as an investment franchise).

Portfolio Managers

Daniel B. LeVan is a Managing Director and the Chief Investment Officer of Trivalent and has been the Lead Portfolio Manager of the Fund (including its predecessor fund) since its inception.

John W. Evers is a Senior Portfolio Manager of Trivalent and has been a Portfolio Manager of the Fund (including its predecessor fund) since its inception.

Purchase and Sale of Fund Shares
Investment Minimums	Class A	Class C	Class I	Class R6	Class Y
Minimum Initial Investment	$2,500	$2,500	$2,000,000	NONE	$1,000,000
Minimum Subsequent Investments	$50	$50	NONE	NONE	NONE

For Class A and Class C Shares a $1000 minimum purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, and automatic investment plans.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value ("NAV") after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.

Tax Information

The Fund's distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services for investments in all classes except Class R6. These payments may create a conflict of interest by influencing the financial intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Additional Fund Information

Victory Capital Management Inc., which we refer to as the "Adviser" throughout the Prospectus, manages the Fund.

The Trivalent International Small-Cap Fund (the "Fund") is managed by the Adviser, who also manages other funds, each having distinct investment management objectives, strategies, risks, and policies. Together, these funds are referred to in this Prospectus as the "Victory Funds" or, more simply, the "Funds."

The following section describes additional information about the principal investment strategy the Fund will use under normal market conditions to pursue its investment objective, as well as any secondary strategies the Fund may use, and the related risks. This Prospectus does not attempt to describe all of the various investment techniques and types of investments that the Adviser may use in managing the Fund. The SAI includes more information about the Fund, its investments, and the related risks. Keep in mind that for cash management purposes, the Fund may hold all or a portion of its assets in cash, short-term money market instruments or shares of other investment companies. This may reduce the benefit from any upswing in the market and may cause the Fund to fail to meet its investment objective.

The Fund will not change its policy of investing at least 80% of its net assets in the securities of small capitalization companies unless it notifies shareholders at least 60 days in advance. For purposes of the Fund's investment strategy, "net assets" includes any borrowings for investment purposes.

If you would like to receive additional copies of any materials, please call the Victory Funds at 800-539-FUND (800-539-3863) or please visit VictoryFunds.com.

Investments

The following describes the types of securities the Fund may purchase under normal market conditions to achieve its principal investment strategy. The Fund will not necessarily buy all of the securities listed below.

Foreign Securities

Can include common stock and convertible preferred stock of non-U.S. corporations. Also may include American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs), which are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign corporations, and exchange-traded funds ("ETFs") that invest in foreign corporations.

Convertible Preferred Stock

A class of stock that pays dividends at a specified rate, has preference over common stock in the payment of dividends and the liquidation of assets, and is convertible into common stock.

The Adviser may use other types of investment strategies in pursuing the Fund's overall investment objective. The following describes the types of securities that the Adviser may purchase or investment techniques the Adviser may employ that are not considered to be a part of the Fund's principal investment strategies. Additional securities and techniques are described in the Fund's SAI.

Forward Currency Contracts

Contracts that attempt to eliminate currency exposure between the time of a securities transaction and settlement of that transaction. A forward foreign currency contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date.

Futures Contracts and Options on Futures Contracts

Contracts involving the right or obligation to deliver or receive assets or money depending on the performance of one or more assets or an economic index. To reduce the effects of leverage, liquid assets equal to the contract commitment are set aside to cover the commitment. The Fund may invest in futures in an effort to hedge against market or currency risk, as a temporary substitute for buying or selling securities or for temporary cash management purposes. There is no assurance that the Fund will engage in any hedging transactions.

Investment Companies

The Fund may invest in securities of other investment companies, including ETFs, if those companies invest in securities consistent with the Fund's investment objective and policies. ETFs are investment companies the shares of which are bought and sold on a securities exchange.

Securities Lending

To enhance the return on its portfolio, the Fund may lend portfolio securities to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board. Each loan will be secured continuously by collateral in the form of cash, high quality money market instruments or securities issued by the U.S. government or its agencies or instrumentalities.

Risk Factors

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

The following describes the principal risks that you may assume as an investor in the Fund.

General risks
  Market risk is the risk that the market value of a security may decline in response to developments affecting individual companies and/or general economic conditions. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.
  Manager risk is the risk that the Fund's portfolio manager may implement its investment strategy in a way that does not produce the intended result.
  Stock selection risk is the risk that the value of the Fund's investments may decline if the particular companies in which the Fund invests do not perform well in the market. The Adviser's investment strategy seeks to control risk by adhering to portfolio constraints relative to the Fund's benchmark. As a result, the Fund may be particularly susceptible to a general decline in the small-capitalization sector of equity markets in emerging markets countries

Equity risk
  The value of an equity security will fluctuate in response to changes in earnings or other conditions affecting the issuer's profitability or in general market conditions. Unlike debt securities, which have preference to a company's assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations.

Foreign investments risk
  Foreign securities, particularly those from emerging market countries and including ADRs and GDRs, tend to be more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates. In addition, during periods of social, political or economic instability in a country or region, the value of a foreign security could be affected by, among other things, increasing price volatility, illiquidity or the closure of the primary market on which the security is traded. In addition to foreign securities, the Fund may be exposed to foreign markets as a result of the Fund's investments in U.S. companies that have international exposure.

Geographic focus risk
  The Fund may invest a substantial portion of its assets within one or more countries or geographic regions. When the Fund focuses its investments in a country or countries, it is particularly susceptible to the impact of market, economic, political, regulatory and other factors affecting those countries. Additionally, the Fund's performance may be more volatile when the Fund's investments are focused in a country or countries.

Investment style risk
  Different types of investment styles, for example growth or value, tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions. As a result, the Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Liquidity risk
  Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the Fund to dispose of such securities or other instruments at advantageous prices may be greatly limited, and the Fund may have to continue to hold such securities or instruments during periods when the Adviser would otherwise have sold them (in order, for example, to meet redemption requests or to take advantage of other investment opportunities). Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price the Fund might receive upon the sale of that security. Adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer, including rising interest rates, may adversely affect the liquidity of the Fund’s investments and the Fund may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such cases the sale proceeds received by a Fund may be substantially less than if the Fund had been able to sell the securities in more orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund’s net asset value. Some securities held by a Fund may be restricted as to resale, and there is often no ready market for such securities. In addition, a Fund, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Small company stock risk
  Small-cap companies often have more limited managerial and financial resources than larger, more established companies and, therefore, may be more susceptible to market downturns or changing economic conditions. In addition, such companies may have been recently organized and have little or no track record of success. Also, the Adviser may not have had an opportunity to evaluate such newer companies’ performance in adverse or fluctuating market conditions. The securities of small-sized companies may trade less frequently and in smaller volume than more widely held securities. Prices of small companies tend to be more volatile than those of larger companies and small issuers may be subject to greater degrees of changes in their earnings and prospects. Since small company stocks typically have narrower markets and are traded in lower volumes than larger company stocks, they may be more difficult to purchase and sell.

Stock market risk
  Stock market risk refers to the fact that stock (equity securities) prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline. A slower-growth or recessionary economic environment could have an adverse effect on stock prices. Consequently, a broad-based market drop may also cause a stock’s price to fall. Portfolio securities may also decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, or due to factors affecting particular industries represented in the securities markets, such as competitive conditions. Changes in the financial condition of a single issuer can impact a market as a whole, and adverse market conditions may be prolonged and may not have the same impact on all types of securities. In addition, the markets may not favor a particular kind of security, including equity securities. Values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

The Adviser may use several types of investment strategies in pursuing the Fund's overall investment objective. The following risks are those that the Adviser does not consider to be principal risks of the Fund. Additional risks are included in the Fund's SAI.

Derivatives risk
  Derivatives, such as forward currency and futures contracts, are subject to the risk that small price movements can result in substantial gains or losses. Derivatives also entail exposure to counterparty risk, the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant securities, assets, currencies or indices. The Fund "covers" its exposure to certain derivative contracts by segregating or designating liquid assets on its records sufficient to satisfy current payment obligations, which may expose the Fund to the market through both the underlying assets subject to the contract and the assets used as cover. The use of derivatives may cause the Fund to incur losses greater than those that would have occurred had derivatives not been used.

Investment company risk
  The Fund's ability to achieve its investment objective may be directly related to the ability of other investment companies (including ETFs) held by the Fund to meet their investment objectives. In addition, shareholders of the Fund will indirectly bear the fees and expenses of the underlying investment companies. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.

Securities lending risk
  The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (1) the inability of the borrower to return the securities, (2) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (3) a delay in recovery of the securities, or (4) the loss of rights in the collateral should the borrower fail financially. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral. In determining whether to lend securities, the Adviser or the Fund's securities lending agent will consider relevant facts and circumstances, including the creditworthiness of the borrower.

An investment in the Fund is not a complete investment program.

Organization and Management of the Fund

The Trust's Board of Trustees has the overall responsibility for overseeing the management of the Fund.

The Investment Adviser

The Trust has an Advisory Agreement with the Adviser. The Adviser is a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser oversees the operations of the Fund according to investment policies and procedures adopted by the Board of Trustees. As of September 30, 2017, the Adviser and its affiliates managed or advised assets totaling in excess of $58.9 billion for individual and institutional clients. The Adviser's address is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144.

The Adviser is a multi-boutique asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. Trivalent Investments ("Trivalent") is the investment franchise responsible for the day-to-day investment management of the Fund.

For its fiscal year ended June 30, 2017, the Fund paid advisory fees, before waivers, at an annual rate of 0.95% of the average daily net assets of the Fund.

See "Fund Fees and Expenses" for information about any contractual agreement agreed to by the Adviser to waive fees and/or reimburse expenses with respect the the Fund. From time to time, the Adviser also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to the Fund.

A discussion of the Board's most recent considerations in approving the Advisory Agreement is available in the Fund's semi-annual report for the period ended December 31, 2016.

Portfolio Management

Daniel B. LeVan is the Lead Portfolio Manager, and John W. Evers is a Co-Portfolio Manager of the Fund. Mr. LeVan has final investment authority for the Fund.

Mr. LeVan is a Senior Portfolio Manager and the Chief Investment Officer of Trivalent and has been with the Adviser since 2014. From 2007-2014, Mr. LeVan was a Senior Portfolio Manager of Munder Capital Management, where he a member of the portfolio management team of the Fund's predecessor fund since 2007. Mr. LeVan is a CFA charterholder.

Mr. Evers is a Senior Portfolio Manager of Trivalent and has been with the Adviser or an affiliate since 2014. From 2007-2014, Mr. Evers was a Senior Portfolio Manager of Munder Capital Management, where he a member of the portfolio management team of the Fund's predecessor fund since 2007. Mr. Evers is a CFA charterholder.

The Fund's SAI provides additional information about the portfolio managers' method of compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

Investing with Victory

All you need to do to get started is to fill out an application.

If you are looking for a convenient way to open an account or to add money to an existing account, we can help. The sections that follow will serve as a guide to your investments with the Victory Funds. Choosing a Share Class will help you decide whether it would be more to your advantage to buy Class A, C, I, R6 or Y shares of the Fund. Class I, R6 and Y shares are available for purchase only by eligible shareholders. The following sections describe how to open an account directly with us, how to access information about your account, and how to buy, exchange and sell shares of the Fund. Note, this information will vary if you invest through a third party Investment Professional such as a brokerage firm and will be dependent on that firm's policies and practices. Consult your Investment Professional for specific details.

We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

Share Price

The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the value of your investment.

The Fund calculates its share price, called its net asset value ("NAV"), each business day as of the close of regular trading on the New York Stock Exchange, Inc. ("NYSE"), which is normally 4:00 p.m. Eastern Time. In the event of an emergency or other disruption in trading on the NYSE, the Fund's share price will be determined based upon the close of the NYSE. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is next calculated after you place your order. A business day is a day on which the NYSE is open.

The value of the Fund's securities may change on days when shareholders will not be able to purchase and redeem the Fund's shares if the Fund has portfolio securities that are primarily traded in foreign markets that are open on weekends or other days when the Fund does not price its shares.

The Fund prices its investments based on market value when market quotations are readily available. When these quotations are not readily available, the Fund will price its investments at fair value according to procedures approved by the Board of Trustees. The Fund will fair value a security when:

  Trading in the security has been halted;
  The market quotation for the security is clearly erroneous due to a clerical error;
  The security's liquidity decreases such that, in the Adviser's opinion, the market quotation has become stale; or
  An event occurs after the close of the trading market (but before the Fund's NAV is calculated) that, in the Adviser's opinion, materially affects the value of the security.

The use of fair value pricing may minimize arbitrage opportunities that attempt to exploit the differences between a security's market quotation and its fair value. The use of fair value pricing may not, however, always reflect a security's actual market value in light of subsequent relevant information, and the security's opening price on the next trading day may be different from the fair value price assigned to the security.

Each class of shares of the Fund calculates its NAV by adding up the total value of the investments and other assets of that class, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the class.

You may be able to find the Fund's NAV each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a fund reaches a specific number of shareholders or level of assets. You may also find the Fund's NAV by calling 800-539-3863 or by visiting the Fund's website at VictoryFunds.com.

Choosing a Share Class

CLASS A

  Front-end sales charge, as described in this section. There are several ways to reduce or eliminate this charge as discussed under Sales Charge Reductions and Waivers for Class A Shares.
  A contingent deferred sales charge (CDSC) may be imposed if you sell your shares within twelve months of their purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A and Class C Shares.
  Class A shares also pay ongoing distribution and/or service (12b-1) fees.
  Lower annual expenses than Class C shares.

CLASS C

  No front-end sales charge. All your money goes to work for you right away.
  A CDSC may be imposed if you sell your shares within twelve months of their purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A and Class C Shares.
  Class C shares also pay ongoing distribution and/or service (12b-1) fees.
  Higher annual expenses than all other classes of shares.

CLASS I

  No front-end sales charge or CDSC. All your money goes to work for you right away.
  Class I shares do not pay any ongoing distribution and/or service (12b-1) fees.
  Class I shares are only available to certain investors.
  Lower annual expenses than all other classes of shares.

CLASS R6

  No front-end sales charge or CDSC. All your money goes to work for you right away.
  Class R6 shares do not pay any ongoing distribution and/or service (12b-1) fees.
  Class R6 shares are only available to certain investors.
  Lower annual expenses than Class A, Class C and Class Y shares.

CLASS Y

  No front-end sales charge or CDSC. All your money goes to work for you right away.
  Class Y shares do not pay any ongoing distribution and/or service (12b-1) fees.
  Class Y shares are only available to certain investors.
  Lower annual expenses than Class A and Class C shares.

Share Classes

An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information. Your Investment Professional also can help you decide which share class is best for you. Investment Professionals and other intermediaries may charge fees for their services.

The Fund offers Class A, C, I, R6 and Y shares. Each share class represents an interest in the same portfolio of securities, but the classes differ in the sales charges, if any, and expenses that apply to your investment, allowing you and your Investment Professional to choose the class that best suits your investment needs. When you purchase shares of the Fund, you must choose a share class.

Deciding which share class best suits your situation depends on a number of factors that you should discuss with your Investment Professional, including: how long you expect to hold your investment, how much you intend to invest, and the total expenses associated with each share class.

The Fund currently offers only the classes of shares described in this Prospectus. At some future date, the Fund may offer additional classes of shares.

Also, not all Victory Funds offer all classes of shares, and some classes of shares are available for purchase only by eligible shareholders.

The Fund reserves the right, without notice, to change the eligibility criteria for purchasing a particular share class. For example, a class of shares may be available to purchase only by retirement plans or by institutional investors. The Fund may also waive any applicable eligibility criteria or investment minimums at its discretion.

The Fund or any class may be terminated at any time for failure to achieve an economical level of assets or for other reasons.

Calculation of Sales Charges for Class A Shares

For historical expense information, see the "Financial Highlights" at the end of this Prospectus.

Class A shares are sold at their public offering price, which is the NAV plus any applicable initial sales charge, also referred to as the "front-end sales load." The sales charge may be reduced or eliminated for larger purchases, as detailed below or as described under Sales Charge Reductions and Waivers for Class A Shares. The investment levels required to obtain a reduced sales charge are commonly referred to as "breakpoints."

All Class A purchases are subject to the terms described herein except for those purchases made through an intermediary specified in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.

In order to obtain a breakpoint discount, you must inform your Investment Professional at the time you purchase shares of the existence of the other Victory accounts or purchases of Victory Funds that are eligible to be linked for the purpose of calculating the initial sales charge. The Fund or your Investment Professional may ask you for records or other information about other Victory Funds held in your Victory accounts and linked accounts, including accounts opened with a different Investment Professional.

The current sales charge rates for Class A shares are listed below:

Your Investment in the Fund	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment
Up to $49,999	5.75%	6.10%
$50,000 up to $99,999	4.50%	4.71%
$100,000 up to $249,999	3.50%	3.63%
$250,000 up to $499,999	2.50%	2.56%
$500,000 up to $999,999	2.00%	2.04%
$1,000,000 and above[1]	0.00%	0.00%

1  A contingent deferred sales charge (CDSC) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed within twelve months of purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions. You may be eligible for a reduction or waiver of this CDSC under certain circumstances. See CDSC Reductions for Class A and Class C Shares and Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries for details.

Sales Charge Reductions and Waivers for Class A Shares

There are several ways you can combine multiple purchases of Class A shares of the Victory Funds to take advantage of reduced sales charges and, in some cases, eliminate sales charges.

In order to obtain a Class A sales charge reduction or waiver, you must provide your Investment Professional, financial intermediary or the Fund's transfer agent, at the time of purchase, with current information regarding shares of any Victory Funds held in other accounts. Such information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate that a sales charge was paid regarding shares of the Victory Funds held in: (i) all accounts (e.g., retirement accounts) with the Victory Funds and your Investment Professional; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse or domestic partner and children under 21).

The availability of a sales charge reduction or waiver discussed below will depend upon whether you purchase your shares directly from the Fund or through a financial intermediary. In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. Different intermediaries may impose different sales loads. These variations are described in Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. Except as described with respect to the intermediaries specified in Appendix A, all Class A shares are subject to the terms stated herein. In order to obtain waivers and discounts that are not available through your intermediary, you will have to purchase Fund shares directly from the Fund or through another intermediary.

You can find additional information regarding sales charges and their reductions, free of charge, at vcm.com/policies, by clicking on Victory Funds Pricing Policies.

You may reduce or eliminate the sales charge in the following cases:

  Your purchase is sufficient to reach a breakpoint (see Calculation of Sales Charges for Class A Shares above);
  If you anticipate purchasing $50,000 or more of shares of the Fund, or in combination with Class A shares of other Victory Funds (excluding those Funds that do not impose a sales charge), within a 13-month period, you may obtain the shares at the same reduced sales charge as though the total quantity were invested in one lump sum. In order to qualify for the reduced sales charge, you must submit a non-binding Letter of Intent (the "Letter") within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. You must start with a minimum initial investment of at least 5.00% of the total amount you intend to purchase. A portion of the shares purchased under the Letter will be held in escrow until the total investment has been completed. In the event you do not complete your commitment set forth in the Letter in the time period specified, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges;
  Rights of Accumulation allow you to add the value of any Class A shares of the Fund that you already own (excluding shares sold without a sales charge) to the amount of your next Class A investment to determine if your additional investment will qualify for a reduced sales charge. The value of the Class A shares you already own will be calculated by using the greater of the current value or the original investment amount. You may be eligible for reduced sales charges on future purchases of Class A shares of the Fund after you have reached a new breakpoint. To determine your reduced sales charge, you can add the value of your Class A shares (or those held by your spouse (including life partner) and your children under age 21), determined at the previous day’s NAV, to the amount of your new purchase, valued at the current offering price. To ensure that the reduced price will be received pursuant to the Fund’s Rights of Accumulation, you or your Investment Professional must inform the Fund’s transfer agent that the Rights apply each time shares are purchased and provide the transfer agent with sufficient information to permit confirmation of qualification;
  The Combination Privilege allows you to combine the value of Class A shares you own in accounts of multiple Victory Funds (excluding shares sold without a sales charge) and in accounts of household members of your immediate family (spouse or domestic partner and children under 21) to achieve a reduced sales charge on your added investment;
  The Reinstatement Privilege permits an investor, within 90 days of a redemption of Class A shares of the Fund, to reinvest all or part of the redemption proceeds in Class A shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. No service charge is currently imposed on reinvestment in Class A shares of the Fund within 90 days of a redemption of Class A shares;
  The Victory Funds will completely waive the sales charge for Class A shares in the following cases:
    Purchases of $1,000,000 or more;
    Purchases by:
      current and retired Victory Fund trustees or officers;
      directors, trustees, employees, and family members of employees of the Adviser or "Affiliated Providers;"1 and registered broker-dealers, financial intermediaries or their agents or affiliates who have agreements with Victory Capital Advisers, Inc., (the "Distributor"), if the shares are purchased for their own account, purchased for retirement plans of their employees or sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;
    Purchases for trust or other advisory accounts established with a financial institution and fee-based investment products or accounts;
    Reinvestment of proceeds from a liquidation distribution of Class A shares of a Victory Fund held in a deferred compensation plan, agency, trust, or custody account;
    Purchases by retirement plans, including Section 401 and 457 plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans. Investors nonetheless may be charged a fee if they effect transactions in Class A shares through a broker or agent;
    Purchases by participants in no transaction fee programs offered by certain broker-dealers (sometimes referred to as "supermarkets");
    Purchases by financial intermediaries who have entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers;
    Investors that have an investment account with the Adviser;
    Purchases by CMS Energy employees participating in a Victory prototype Roth IRA plan by way of payroll deduction from CMS Energy; and
    Individuals who reinvest the proceeds of redemptions from Class I or Class Y shares of a Victory Fund within 60 days of redemption.

1  Affiliated Providers are affiliates and subsidiaries of the Adviser and any organization that provides services to the Trust.

You should inform the Fund or your Investment Professional at the time of purchase of the sales charge waiver category which you believe applies.

CDSC for Class A Shares

A contingent deferred sales charge (CDSC) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed within twelve months of purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions.

More information is available in CDSC Reductions and Waivers for Class A and Class C Shares and Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. All Class A purchases are subject to the terms described herein except for those purchases made through the intermediaries specified in Appendix A.

CDSC for Class C Shares

You will pay a 1.00% CDSC on any Class C shares you sell within twelve months of purchase. The CDSC is based on the current value of the shares being sold or their NAV when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. There is no CDSC imposed when you exchange your shares for Class C shares of another Victory Fund; however, your exchange is subject to the same CDSC schedule that applied to your original purchase.

An investor may, within 90 days of a redemption of Class C shares, reinvest all or part of the redemption proceeds in the Class C shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. Class C share proceeds reinvested do not result in a refund of any CDSC paid by the shareholder, but the reinvested shares will be treated as CDSC exempt upon reinvestment. The shareholder must ask the Distributor for such privilege at the time of reinvestment.

To keep your CDSC as low as possible, each time you sell shares we will first sell shares in your account that are not subject to a CDSC. If there are not enough of these to meet your sale, we will sell the shares in the order they were purchased.

More information is available in CDSC Reductions and Waivers for Class A and Class C Shares and Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.

CDSC Reductions and Waivers for Class A and Class C Shares

No CDSC is imposed on redemptions of Class A and Class C shares in the following circumstances:

  To the extent that the shares redeemed:
    are no longer subject to the holding period for such shares;
    resulted from reinvestment of distributions; or
    were exchanged for shares of another Victory Fund as allowed by the Prospectus, provided that the shares acquired in such exchange or subsequent exchanges will continue to remain subject to the CDSC, if applicable, calculated from the original date of purchase until the applicable holding period expires. In determining whether the CDSC applies to each redemption, shares not subject to a CDSC are redeemed first;
  Following the death or post-purchase disability of:
    a registered shareholder on an account; or
    a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;
  Distributions from individual retirement accounts, Section 403(b), Section 457 and Section 401 qualified plans, where redemptions result from:
    required minimum distributions with respect to that portion of such contributions that does not exceed 12% annually;
    tax free returns of excess contributions or returns of excess deferral amounts;
    distributions on the death or disability of the account holder;
    distributions for the purpose of a loan or hardship withdrawal from a participant plan balance; or
    distributions as a result of separation of service;
  Distributions as a result of a Qualified Domestic Relations Order or Domestic Relations Order required by a court settlement;
  In instances where the investor’s dealer or institution waived its commission in connection with the purchase and notifies the Distributor prior to the time of investment;
  When the redemption is made as part of a Systematic Withdrawal Plan (including dividends), up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established; or
  Participant-initiated distributions from employee benefit plans or participant-initiated exchanges among investment choices in employee benefit plans.

Eligibility Requirements to Purchase Class I Shares

Only Eligible Investors may purchase or exchange into Class I shares of the Fund. Eligible Investors include the following:

  Institutional and individual retail investors with a minimum investment in Class I shares of $2,000,000 who purchase through certain broker-dealers or directly from the transfer agent;
  Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans;
  Investors who purchase through select fee-based advisory programs with an approved financial intermediary. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based upon the value of the account. Such transactions may be subject to additional rules or requirements of the applicable financial intermediary's program.
  Current and retired Victory Fund trustees or officers;
  Directors, trustees, employees, and family members of employees of the Adviser or "Affiliated Providers;"1
  Purchases by participants in the Victory Investment Program; and
  Brokers (and their sales representatives) where those brokers have agreements with the Distributor to sell shares of the Fund.

The Fund may allow a lower initial investment if, in the opinion of the Distributor, the investor has the adequate intent and availability of assets to reach a future level of investment of $2,000,000. The Fund reserves the right to change the criteria for Eligible Investors and the investment minimums.

1  Affiliated Providers are affiliates and subsidiaries of the Adviser and any organization that provides services to the Trust.

Eligibility Requirements to Purchase Class R6 Shares

Class R6 shares may only be purchased by:

  Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans.
  Investors who purchase through select fee-based advisory programs with an approved financial intermediary. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based upon the value of the account. Such transactions may be subject to additional rules or requirements of the applicable financial intermediary's program.
  Registered investment companies.

Eligibility Requirements to Purchase Class Y Shares

Only Eligible Investors may purchase or exchange into Class Y shares of the Fund. Eligible Investors include the following:

  Institutional and individual retail investors with a minimum investment in Class Y shares of $1,000,000 who purchase through certain broker-dealers or directly from the transfer agent.
  Clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds, who invest at least $2,500.
  Pension, profit sharing, employee benefit and other similar plans and trusts that invest in the Funds.
  Investors who purchase through select fee-based advisory programs with an approved financial intermediary. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based upon the value of the account. Such transactions may be subject to additional rules or requirements of the applicable financial intermediary's program.
  Purchases by:
    current and retired Victory Fund trustees or officers (including the former trustees and officers of the Munder Series Trust);
    directors, trustees, employees, and family members of employees of the Adviser or "Affiliated Providers";1 investment advisory clients of the Adviser; or
    investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members.

1  Affiliated Providers are affiliates and subsidiaries of the Adviser and any organization that provides services to the Trust.

Information About Fees

Distribution and Service Plans

In accordance with Rule 12b-1 of the Investment Company Act of 1940, the Trust has adopted Distribution and Service Plans for Class A shares and Class C shares of the Fund.

Under the Class A Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.25% of its average daily net assets of Class A shares. The fee is paid for general distribution services, for selling Class A shares and, as applicable, for providing personal services to shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's shares. Personal services to shareholders are generally provided by broker-dealers or other intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Under the Class C Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of 1.00% of the average daily net assets of its Class C shares. Of this amount, 0.75% of the Fund's Class C shares average daily net assets will be paid for general distribution services and for selling Class C shares. The Fund will pay 0.25% of its Class C shares average daily net assets to compensate financial institutions that provide personal services to Class C shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's Class C shares. Personal services to shareholders are generally provided by broker-dealers or other financial intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Because Rule 12b-1 fees are paid out of the Fund's assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Other Payments to Financial Intermediaries

Except with respect to Class R6 shares, if you purchase Fund shares through an Investment Professional, a broker dealer, or other financial intermediary, the Fund may pay for sub-transfer agent, recordkeeping and/or similar administrative services. In addition, the Adviser (and its affiliates) may make substantial payments to affiliated and unaffiliated dealers or other Investment Professionals and service providers for distribution, administrative and/or shareholder servicing activities, out of its own resources, including the profits from the advisory fees the Adviser receives from the Fund. The Adviser also may reimburse the Distributor (or the Distributor's affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or other Investment Professionals for marketing, promotional or related expenses; these payments are often referred to as "revenue sharing."

In some circumstances, these types of payments may create an incentive for a dealer or Investment Professional or its representatives to recommend or offer shares of the Fund or other Victory Funds to its customers. You should ask your dealer or Investment Professional for more details about any such payments it receives.

No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker-dealers or other financial intermediaries from Fund assets or the Adviser's or an affiliate's resources on sales of or investments in Class R6 shares.

How to Buy Shares

Opening an account

If you would like to open an account, you will first need to complete an Account Application.

You can obtain an Account Application by calling Victory Funds Customer Service at 1-800-539-3863. You can also download an Account Application by visiting the Fund's website, VictoryFunds.com, and clicking on the Victory Funds Account Application link. Send the completed Account Application, along with a check made payable to the Victory Funds, at the following address:

Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593

You can also obtain an Account Application by contacting your Investment Professional. When you invest through an Investment Professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ. In addition to any limitations described in this Prospectus, an Investment Professional or other intermediary may also place other limits on your ability to use the services of the Fund. Sometimes an Investment Professional will charge you for its services. This fee will be in addition to, and unrelated to, the fees and expenses charged by the Fund.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the Fund is unable to collect the required information, you may not be able to open your account. Additional details about the Fund's Customer Identification Program are available in the section "Important Fund Policies."

If your investment order is accepted by the Fund, an Investment Professional or other intermediary, it will be priced at the NAV next computed as described in the section entitled "Share Price."

If you participate in a retirement plan that offers one of the Victory Funds as an option, please consult your employer for information on how to purchase shares of the Victory Funds through the plan, including any restrictions or limitations that may apply.

Paying for your initial purchase

Make your check payable to the "Victory Funds." All checks must be drawn on U.S. banks. If your check is returned as uncollectible for any reason, you will be charged for any resulting fees and/or losses. The Fund does not accept cash, money orders, traveler's checks, credit card convenience checks, or third party checks. Additionally, bank starter checks are not accepted for the shareholder's initial investment into the Fund. All payments must be denominated in U.S. dollars.

Minimum investments

If you would like to buy Class A or Class C shares, the minimum investment required to open an account is $2,500; no minimum for certain retirement plans and approved fee-based and/or advisor program and similar accounts ($1,000 for IRA accounts), with additional investments of at least $50. If you would like to buy Class I, Class R6 or Class Y shares, you must first be an Eligible Investor, as discussed in the section Choosing a Share Class — Eligibility Requirements to Purchase. There are no minimum investment amounts required for Class I, Class R6 or Class Y shares except as set forth in the Eligibility Requirements to Purchase.

Individual purchases of $1,000,000 and above will automatically be made in Class A shares of the Fund purchased.

If your account falls below the minimum investment amount, we may ask you to reestablish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

The minimum investment required to open an account may be waived or lowered for employees, and immediate family members of the employee, of the Adviser, the Administrator, and their affiliates. In addition, the minimum investment required may be waived when the Fund is purchased in a managed account or within qualified retirement plans or in other similar circumstances. Although the Fund may sometimes waive the minimum investment, when it does so, it always reserves the right to reject initial investments under the minimum at its discretion.

There is no minimum investment required to open an account or for additional investments in Victory Simple IRAs.

Purchasing additional shares

Once you have an existing account, you can make additional investments at any time in any amount (subject to any minimums) in the following ways:

  By Mail

  To ensure that your additional investment is properly credited to your account, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

  By Telephone

  If you have an existing account that has been set up to receive electronic transfers, you can buy additional shares by calling Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday.

  By Exchange

  You may purchase shares of the Fund using the proceeds from the simultaneous redemption of shares of another Victory Fund if it is eligible for an exchange with your Fund. You may initiate an exchange online (if you are a registered user of VictoryFunds.com), by telephone, or by mail. See the section "Exchanging Shares."

  Via the Internet

  If you are a registered user, you may request a purchase of shares through our website at VictoryFunds.com. Your account must be set up for Automated Clearing House ("ACH") payment in order to execute online purchases.

  By ACH

  Your account must be set up for ACH payment in order to execute purchases online or by telephone. It takes about 15 days to set up an ACH account and only domestic member banks may be used. After your account is set up, your purchase amount can be transferred by ACH. Currently, the Fund does not charge a fee for ACH transfers but it reserves the right to charge for this service in the future. Your originating bank may charge a fee for ACH transfers.

  By Wire

  You may buy Fund shares by bank wire transfer of same day funds. Please call Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday for wiring instructions. Any commercial bank can transfer same-day funds by wire.

  Although the transfer agent does not currently charge you for receiving same-day funds, it reserves the right to charge for this service in the future. Your bank may charge you for wiring same-day funds. You cannot buy shares for tax-qualified retirement plans by wire transfer.

  By Systematic Investment Plan

  To enroll in the Systematic Investment Plan, you should check this box on the Account Application or on the Account Maintenance Form. We will need your bank information and the amount ($50 or more) and frequency of your investment. You can select monthly, quarterly, semi-annual or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement before we will make automatic withdrawals from your bank account and invest it in shares of the Fund.

Other purchase rules you should know

The Fund reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund or its shareholders. The Fund also reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a Fund account, or to add to an existing Fund account.

Keep these addresses handy for purchases, exchanges, or redemptions.

BY REGULAR U.S. MAIL	Victory Funds P.O. Box 182593 Columbus, OH 43218-2593
BY OVERNIGHT MAIL	Use the following address ONLY for overnight packages: Victory Funds c/o FIS TA Operations 4249 Easton Way, Suite 400 Columbus, OH 43219 PHONE: 800-539-3863
BY WIRE	Call 800-539-3863 BEFORE wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions.
BY TELEPHONE	800-539-FUND (800-539-3863)
ON THE INTERNET	www.VictoryFunds.com

If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of Fund shares in your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive a financial report of the Fund. By February 15th of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

Retirement Plans

You can use the Fund as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Fund for details regarding an IRA or other retirement plan that works best for your financial situation.

How to Exchange Shares

There may be limits on the ability to exchange between certain Victory Funds. You can obtain a list of Victory Funds available for exchange by calling 800-539-FUND or by visiting VictoryFunds.com

The shares of any class of the Fund may be exchanged for the shares of any other class offered by the Fund or the same class, or any other class, of any other Victory Fund, either through your Investment Professional or directly through the Fund, subject to the conditions described below:

  Exchanges are subject to any CDSC, minimum investment limitation or eligibility requirements described in the applicable Prospectus and SAI. You may be required to provide sufficient information to establish eligibility to exchange into the new share class.
  To exchange between Victory Funds, the other Victory Fund you wish to exchange into must be eligible for exchange with your Fund.
  Shares of the Victory Fund selected for exchange must be available for sale in your state of residence.

If you have questions about these, or any of the Fund's other exchange policies, please consult Victory Customer Service or your Investment Professional before requesting an exchange.

Before exchanging, you should read the Prospectus of the Fund you wish to exchange into, which may be subject to different risks, fees and expenses.

Class C share conversion

You may be able to convert your Class C shares to a different share class of the same Fund that has a lower expense ratio provided certain conditions are met. This conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Please contact your financial intermediary for additional information.

Processing your exchange/conversion

If your exchange request is received and accepted by the Fund, an Investment Professional or other intermediary by the close of trading as described in the section entitled "Share Price" then your exchange will be processed the same day. Your exchange will be processed on the next business day if received after the close of trading. Exchanges will occur at the respective NAVs of the share classes next calculated after receipt and acceptance of your exchange request in good order, plus any applicable sales charge described in the Prospectus.

If your Fund shares are converted to a different share class, the transaction will be based on the respective NAV of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day's NAVs. Please contact your financial intermediary regarding the tax consequences of any conversion.

Requesting an exchange

You can exchange shares of the Fund by telephone, by mail or via the Internet. You cannot exchange into an account with a different registration or tax identification number.

By Telephone

Unless you indicate otherwise on the account application, Victory Customer Service will be authorized to accept exchange instructions received by telephone.

By Mail

Send a letter of instruction signed by all registered owners or their legal representatives to the Victory Funds.

Via the Internet

You may also exchange shares via the Internet at VictoryFunds.com if you are a registered user.

Other exchange rules you should know

The Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. The Fund may terminate or modify the exchange privilege at any time on 60 days' notice to shareholders.

An exchange of Fund shares for shares of another Victory Fund constitutes a sale for tax purposes unless the exchange is made within an IRA or other tax-deferred account.

For information on how to exchange shares of the Fund that were purchased through your employer's retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.

How to Sell Shares

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.

If your redemption request is received in good order by the close of trading on the NYSE, your redemption will be processed the same day. Your redemption will not be processed until the next business day if it is received after the close of trading on the NYSE. You cannot redeem your shares at www.VictoryFunds.com.

BY TELEPHONE

The easiest way to redeem shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

  Mail a check to the address of record;
  Wire funds to a previously designated domestic financial institution;
  Mail a check to a previously designated alternate address; or
  Electronically transfer your redemption via ACH to a previously designated domestic financial institution.

The transfer agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the transfer agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, none of the Trust, its servicing agents, the Adviser, or the transfer agent will be responsible for any losses. If the transfer agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the transfer agent or your Investment Professional by telephone, consider placing your order by mail.

BY MAIL

Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A Medallion signature guarantee is required for the following redemption requests:

  Your account registration has changed within the last 15 business days;
  The check is not being mailed to the address on your account;
  The check is not being made payable to the owner of the account;
  The redemption proceeds are being transferred to another Victory Fund account with a different registration; or
  The check or wire is being sent to a different bank account than was previously designated.

You can get a Medallion signature guarantee from a financial institution — such as a commercial bank, broker dealer, credit union, clearing agency, or savings bank — that is a member of a Medallion signature guarantee program.

BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call before the close of trading on the NYSE, your funds will be wired on the next business day.

BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after the close of trading on the NYSE. It will be transferred by ACH as long as the transfer is to a domestic bank.

Systematic Withdrawal Plan

If you check this box on the Account Application or on the Account Maintenance Form, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more at the time you establish the Systematic Withdrawal Plan. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a Medallion signature guaranteed letter of instruction. You should be aware that each withdrawal may be a taxable transaction. Also, each withdrawal reduces your account balance, and eventually your account balance may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below the initial purchase minimum, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Additional Information about Redemptions
  Redemption proceeds from the sale of Fund shares purchased by a check or through ACH will be held until the purchase check or ACH has cleared, which will take up to 10 business days.
  We typically expect to send the proceeds from your share redemption within one business day after we execute your order, but we may take up to seven business days to send redemption proceeds, regardless of payment type. When you sell shares through your financial intermediary, you can ask the intermediary to tell you when you can expect to receive the proceeds of your redemption.
  The Fund may suspend your right to redeem your shares in the following circumstances:
    During non-routine closings of the NYSE;
    When the SEC determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or
    When the SEC orders a suspension to protect the Fund's shareholders.
  The Fund typically uses cash and cash equivalents held in its portfolio or sells portfolio assets to meet redemption requests. In unusual circumstances or under stressed market conditions, the Fund may use other methods to raise cash to meet redemption requests. For example, the Fund may draw funds from a line of credit or borrow available cash held by other Victory Funds under an "interfund lending program" in reliance on an exemptive order from the SEC.
  The Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1.00% of the Fund's net assets. The Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash. Securities received pursuant to an in-kind redemption are subject to market risk until sold and may be subject to brokerage and other fees.
  If you choose to have your redemption proceeds mailed to you and either the United States Postal Service is unable to deliver the redemption check to you or the check remains outstanding for more than six months, the Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed redemption checks.

Distributions and Taxes

Buying a dividend. You should check the Fund's distribution schedule before you invest. If you buy shares of the Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

As a shareholder, you are entitled to your share of net income and capital gains on the Fund's investments. The Fund passes its earnings along to investors in the form of dividends. Dividends paid by the Fund represent the net income from dividends and interest earned on investments after expenses. The Fund will distribute short-term gains, as necessary, and if the Fund makes a long-term capital gain distribution, it is normally paid once a year.

Ordinarily, the Fund declares and pays dividends annually. However, the Fund may not always pay a dividend or distribution for a given period. Each class of shares declares and pays dividends separately.

Distributions can be received in one of the following ways. Please check with your Investment Professional if you are unsure of which option is right for you.

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-539-FUND.

Reinvestment Option

You can have distributions automatically reinvested in additional shares of the Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

Cash Option

A check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the United States Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the distribution option on your account will default to the reinvestment option as described above. The Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed distribution checks.

Income Earned Option

You can automatically reinvest your dividends in additional shares of the Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

Directed Distributions Option

In most cases, you can automatically reinvest distributions in shares of another Victory Fund. If you reinvest your distributions in a different Victory Fund, you will pay a sales charge on the amount of reinvested distributions.

Directed Bank Account Option

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the transfer agent will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

Important Information about Taxes

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in the Fund.

The Fund expects to pay no federal income tax on the earnings and capital gains it distributes to shareholders.

  Qualified dividends received from the Fund by noncorporate shareholders will be taxed at long-term capital gain rates to the extent attributable to qualified dividends received by the Fund. Nonqualified dividends, dividends received by corporate shareholders and dividends from the Fund's short-term capital gains are taxable as ordinary income. Dividends from the Fund's long-term capital gains are taxable as long-term capital gains.
  Dividends are treated in the same manner for U.S. federal income tax purposes whether you receive them in cash, additional shares of the Fund, or you reinvest them in shares of another Victory Fund.
  An exchange of the Fund's shares for shares of another Victory Fund will be treated as a sale. When you sell or exchange shares of the Fund, you must recognize any gain or loss.
  An exchange of one class of the Fund's shares for shares of another class of the same Fund generally constitutes a nontaxable exchange.
  Distributions from the Fund and gains from the disposition of your shares may also be subject to state and local income tax.
  An additional 3.8% Medicare tax will be imposed on certain net investment income (which includes ordinary dividends, capital gain distributions from the Fund, and gain recognized on a disposition of shares) of certain U.S. individuals, estates, and trusts.
  Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.
  Tax statements will be mailed from the Fund by mid-February showing the amounts and tax status of distributions made to you.
  Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.
  The Fund is generally required by law to provide you and the Internal Revenue Service with certain cost basis information related to the sale or redemption of any of your shares in the Fund acquired on or after January 1, 2012 (including distributions that are reinvested in additional shares of the Fund).
  The Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or the Fund is notified by the Internal Revenue Service that backup withholding is required.
  You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in the Fund.
  The Fund may provide estimated capital gain distribution information through its website at VictoryFunds.com.
  In the event that a Fund's direct investments in foreign securities are subject to foreign withholding taxes, the Fund's yield on those securities would generally be decreased. A Fund may elect to pass through to its shareholders the ability to claim a credit or deduction for certain foreign taxes it has paid if, at the end of its year, more than 50% of the value of the Fund's total assets are stocks or securities of foreign corporations.

Important Fund Policies

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Fund must obtain the following information for each person who opens a new account:

  Name;
  Date of birth (for individuals);
  Residential or business street address (although post office boxes are still permitted for mailing); and
  Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Account Maintenance Information

For the following non-financial transactions, the Victory Funds require proof that your signature authorizing a transaction is authentic. This verification can be provided in all cases by either a Signature Validation Program (SVP) stamp or a Medallion signature guarantee (MSG). In some instances a Notary Public stamp is an acceptable alternative. As with the Medallion signature guarantee, a SVP stamp can also be obtained from a financial institution that is a member of the SVP program.

  Change of name (Notary Public, SVP or MSG);
  Add/change banking instructions (SVP or MSG);
  Add/change beneficiaries (Notary Public, SVP or MSG);
  Add/change authorized account traders (SVP or MSG);
  Adding a Power of Attorney (Notary Public, SVP or MSG);
  Add/change Trustee (Notary Public, SVP or MSG); and
  Uniform Transfers to Minors Act/Uniform Gifts to Minors Act custodian change (Notary Public, SVP or MSG).

Market Timing

The Victory Funds discourage frequent purchases and redemptions of Fund shares (market timing). Market timing allows investors to take advantage of market inefficiencies, sometimes to the disadvantage of other shareholders. Market timing increases Fund expenses to all shareholders by increasing portfolio turnover. In addition, market timing could potentially dilute share value for all other shareholders by requiring the Fund to hold more cash than it normally would.

The Fund's Board of Trustees has adopted policies and procedures with respect to market timing. In order to prevent or minimize market timing, the Fund will:

  Employ "fair value" pricing, as described in this Prospectus under Share Price, to minimize the discrepancies between a security's market quotation and its perceived market value, which often gives rise to market timing activity; and
  Monitor for suspected market timing based on "short-term transaction" activity, that is, a purchase or redemption of a Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund.

In monitoring for market timing activity, we consider, among other things, the frequency of your trades and whether you acquired your Fund shares directly through the transfer agent or whether you combined your trades with a group of shareholders in an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary.

Frequent trading by a shareholder is generally a characteristic of market timing. Therefore, any account in which Fund shares are acquired directly through the transfer agent, or where the Fund can adequately identify the shareholder, with a history of three short-term transactions within 90 days or less is suspected of market timing and the shareholder's trading privileges (other than redemption of Fund shares) will be suspended.

We may make exceptions to the "short-term transaction" policy for certain types of transactions if, in the opinion of the Adviser, under the oversight of the Board, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the Fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the Fund or administrator and transactions by certain qualified funds-of-funds.

If you acquired shares through an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary (such as investment advisers, broker-dealers, third-party administrators or insurance companies), and market timing is suspected, different purchase and exchange limitations may apply. We may rely upon a financial intermediary's policy to deter short-term or excessive trading (i) if we believe that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of the Fund, or (ii) if we receive an undertaking from the financial intermediary to enforce short-term or excessive trading policies on behalf of the Fund that provide a substantially similar level of protection for the Fund against such transactions. If you hold your Fund shares through a financial intermediary, you are advised to consult the intermediary to determine what purchase and exchange limitations apply to your account.

We reserve the right to reject or cancel a purchase or exchange order for any reason without prior notice. We will deny your request to purchase or exchange your shares if we believe that the transaction is part of a market timing strategy.

The Fund's market timing policies and procedures may be modified or terminated at any time under the oversight of the Board.

Portfolio Holdings Disclosure

The Fund discloses its complete portfolio holdings as of the end of its second fiscal quarter and its fiscal year in its reports to shareholders. The Fund sends reports to its existing shareholders no later than 60 days after the relevant fiscal period, and files these reports with the SEC by the 70th day after the end of the relevant fiscal period. You can find these reports on the Fund's website, VictoryFunds.com, and on the SEC's website, www.sec.gov.

The Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find these filings on the SEC’s website, www.sec.gov.

The Fund also discloses its complete portfolio holdings each calendar quarter on the Fund's website, VictoryFunds.com, no earlier than the 15th day after the quarter end.

You can find a complete description of the Fund's policies and procedures with respect to disclosure of its portfolio securities in the Fund's SAI or on the Fund's website, VictoryFunds.com.

Performance

The Victory Funds may advertise the performance of the Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations.

Advertising information may include the average annual total return of the Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations and publications.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Victory Funds may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Victory Funds send these documents to each shareholder individually by calling the Victory Funds at 800-539-FUND (800-539-3863), and they will be delivered promptly.

While this Prospectus and the SAI of the Trust describe pertinent information about the Trust and the Fund, neither this Prospectus nor the SAI represents a contract between the Trust or the Fund and any shareholder.

Other Service Providers

Victory Capital Advisers, Inc. (the Distributor), member FINRA and SIPC, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, serves as distributor for the continuous offering of the Fund's shares. The Distributor is an affiliate of the Adviser.

Citibank, N.A., 388 Greenwich St., New York, New York 10013, serves as the custodian of the Fund's investments and cash and settles trades made by the Fund.

Victory Capital Management Inc., 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, also serves as the administrator and fund accountant for the Fund.

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, Ohio 43219, serves as the sub-administrator and sub-fund accountant for the Fund.

FIS Investor Services LLC, 4249 Easton Way, Suite 400, Columbus, Ohio 43219, serves as the transfer agent and dividend disbursing agent for the Fund.

Ernst & Young LLP, 1900 Scripps Center, 312 Walnut Street, Cincinnati, Ohio 45202, serves as the independent registered public accounting firm for the Fund.

Morrison & Foerster LLP, 250 West 55th Street, New York, New York 10019, serves as legal counsel to the Fund.

Financial Highlights

The following financial highlights tables reflect historical information about shares of the Fund and are intended to help you understand the Fund's financial performance for the past five years.

Certain information shows the results of an investment in one share of the Fund. To the extent the Fund invests in other funds, the Total Annual Operating Expenses included in the Fund's Fees and Expenses table may not correlate to the ratio of expenses to average net assets in the financial highlights below. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The Fund's financial highlights includes the historical information of the Fund's predecessor, Munder International Small-Cap Fund, a separate series of Munder Series Trust that was managed by Munder Capital Management, for periods prior to October 31, 2014.

The information for each period has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The Fund's annual and semi-annual reports are available by calling the Fund at 800-539-FUND and at VictoryFunds.com.

Trivalent International Small-Cap Fund

	Class A Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$10.67	$11.86	$11.59	$8.89	$7.18
Investment Activities:
Net investment income (loss)(a)	0.11	0.10	0.12	0.13	0.09
Net realized and unrealized gains (losses) on investments	2.22	(1.05)	0.28	2.73	1.73
Total from Investment Activities	2.33	(0.95)	0.40	2.86	1.82
Distributions to Shareholders:
Net investment income	(0.13)	(0.10)	(0.13)	(0.16)	(0.11)
Net realized gains from investments	—	(0.14)	—	—	—
Total Distributions to Shareholders	(0.13)	(0.24)	(0.13)	(0.16)	(0.11)
Net Asset Value, End of Period	$12.87	$10.67	$11.86	$11.59	$8.89
Total Return (excludes sales charge)	22.04%	(8.13)%	3.62%	32.35%	25.49%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$92,295	$78,511	$68,475	$24,062	$5,866
Ratio of net expenses to average net assets	1.35%	1.35%	1.35%	1.35%	1.66%
Ratio of net investment income (loss) to average net assets	0.99%	0.88%	1.08%	1.24%	1.05%
Ratio of gross expenses to average net assets (b)	1.52%	1.75%	1.71%	1.66%	1.87%
Portfolio turnover (c)	55%	85%	70%	54%	88%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class C Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$10.42	$11.62	$11.37	$8.73	$7.05
Investment Activities:
Net investment income (loss)(a)	0.02	0.02	0.03	0.05	0.03
Net realized and unrealized gains (losses) on investments	2.18	(1.04)	0.30	2.67	1.71
Total from Investment Activities	2.20	(1.02)	0.33	2.72	1.74
Distributions to Shareholders:
Net investment income	(0.04)	(0.04)	(0.08)	(0.08)	(0.06)
Net realized gains from investments	—	(0.14)	—	—	—
Total Distributions to Shareholders	(0.04)	(0.18)	(0.08)	(0.08)	(0.06)
Net Asset Value, End of Period	$12.58	$10.42	$11.62	$11.37	$8.73
Total Return (excludes contingent deferred sales charge)	21.14%	(8.87)%	2.97%	31.28%	24.57%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$5,161	$5,788	$4,472	$2,186	$307
Ratio of net expenses to average net assets	2.10%	2.10%	2.06%	2.10%	2.38%
Ratio of net investment income (loss) to average net assets	0.17%	0.22%	0.25%	0.47%	0.35%
Ratio of gross expenses to average net assets (b)	2.47%	2.36%	2.70%	2.41%	2.62%
Portfolio turnover (c)	55%	85%	70%	54%	88%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class I Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$10.75	$11.93	$11.64	$8.94	$7.22
Investment Activities:
Net investment income (loss)(a)	0.17	0.16	0.14	0.14	0.11
Net realized and unrealized gains (losses) on investments	2.21	(1.07)	0.32	2.77	1.76
Total from Investment Activities	2.38	(0.91)	0.46	2.91	1.87
Distributions to Shareholders:
Net investment income	(0.17)	(0.13)	(0.17)	(0.21)	(0.15)
Net realized gains from investments	—	(0.14)	—	—	—
Total Distributions to Shareholders	(0.17)	(0.27)	(0.17)	(0.21)	(0.15)
Net Asset Value, End of Period	$12.96	$10.75	$11.93	$11.64	$8.94
Total Return	22.45%	(7.74)%	4.12%	32.75%	26.13%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$539,822	$378,011	$316,834	$225,237	$151,237
Ratio of net expenses to average net assets	0.95%	0.95%	0.95%	0.95%	1.18%
Ratio of net investment income (loss) to average net assets	1.45%	1.41%	1.24%	1.29%	1.34%
Ratio of gross expenses to average net assets (b)	1.16%	1.18%	1.17%	1.26%	1.28%
Portfolio turnover (c)	55%	85%	70%	54%	88%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class R6 Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$10.80	$11.99	$11.69	$8.98	$7.19
Investment Activities:
Net investment income (loss)(a)	0.18	0.17	0.17	0.19	0.17
Net realized and unrealized gains (losses) on investments	2.20	(1.10)	0.28	2.72	1.69
Total from Investment Activities	2.38	(0.93)	0.45	2.91	1.86
Distributions to Shareholders:
Net investment income	(0.16)	(0.12)	(0.15)	(0.20)	(0.07)
Net realized gains from investments	—	(0.14)	—	—	—
Total Distributions to Shareholders	(0.16)	(0.26)	(0.15)	(0.20)	(0.07)
Net Asset Value, End of Period	$13.02	$10.80	$11.99	$11.69	$8.98
Total Return	22.28%	(7.90)%	4.01%	32.58%	26.03%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$30,033	$13,179	$5,654	$559	$94
Ratio of net expenses to average net assets	1.10%	1.10%	1.10%	1.10%	1.22%
Ratio of net investment income (loss) to average net assets	1.50%	1.51%	1.49%	1.74%	2.02%
Ratio of gross expenses to average net assets (b)	1.16%	1.30%	1.73%	1.27%	1.33%
Portfolio turnover (c)	55%	85%	70%	54%	88%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class Y Shares
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$10.71	$11.89	$11.61	$8.90	$7.19
Investment Activities:
Net investment income (loss)(a)	0.15	0.18	0.12	0.12	0.08
Net realized and unrealized gains (losses) on investments	2.21	(1.10)	0.31	2.78	1.76
Total from Investment Activities	2.36	(0.92)	0.43	2.90	1.84
Distributions to Shareholders:
Net investment income	(0.16)	(0.12)	(0.15)	(0.19)	(0.13)
Net realized gains from investments	—	(0.14)	—	—	—
Total Distributions to Shareholders	(0.16)	(0.26)	(0.15)	(0.19)	(0.13)
Net Asset Value, End of Period	$12.91	$10.71	$11.89	$11.61	$8.90
Total Return	22.27%	(7.87)%	3.90%	32.75%	25.77%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$450,441	$360,989	$172,761	$134,099	$85,886
Ratio of net expenses to average net assets	1.10%	1.10%	1.10%	1.10%	1.43%
Ratio of net investment income (loss) to average net assets	1.26%	1.64%	1.07%	1.15%	0.95%
Ratio of gross expenses to average net assets (b)	1.32%	1.37%	1.35%	1.44%	1.60%
Portfolio turnover (c)	55%	85%	70%	54%	88%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

The availability of certain initial and contingent deferred sales charge reductions and waivers may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. The following information about variations in sales charge reductions and waivers is applicable only to investors who purchase Fund shares through a Merrill Lynch platform or account.

In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive those reductions and waivers.

Merrill Lynch

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
Shares purchased by or through a 529 Plan
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this prospectus
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
CDSC Waivers on A and C Shares available at Merrill Lynch
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus.
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

P.O. Box 182593
Columbus, OH 43218-2593

Statement of Additional Information (SAI):  The SAI contains more information about the Fund's operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this Prospectus, which means that it is legally part of this Prospectus, even if you don't request a copy.

Annual and Semi-Annual Reports:  Annual and semi-annual reports contain more information about the Fund's investments and the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal period.

How to Obtain Information:  You may obtain a free copy of the SAI or annual and semi-annual reports, and ask questions about the Fund or your accounts, online at VictoryFunds.com, by contacting the Victory Funds at the following address or telephone number, or by contacting your financial intermediary.

By telephone: Call Victory Funds at 800-539-FUND (800-539-3863)	By mail: Victory Funds P.O. Box 182593 Columbus, OH 43218-2593

You also can get information about the Fund (including the SAI and other reports) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person: SEC Public Reference Room Washington, D.C. Call 202-551-8090 for location and hours.	By mail: SEC Public Reference Section Washington, D.C. 20549-1520	On the Internet: EDGAR database at sec.gov or by email request at publicinfo@sec.gov
Investment Company Act File Number 811-4852	VF-TISC-PRO (11/17)

VICTORY FUNDS

STATEMENT OF ADDITIONAL INFORMATION

November 1, 2017

FUND NAME	CLASS A	CLASS C	CLASS I	CLASS R	Class R6	CLASS Y
Victory INCORE Total Return Bond Fund	MUCAX	MUCCX	—	—	MUCRX	MUCYX
Victory Integrity Discovery Fund	MMEAX	MMECX	—	MMERX	—	MMEYX
Victory Integrity Mid-Cap Value Fund	MAIMX	—	—	—	MRIMX	MYIMX
Victory Integrity Small/Mid-Cap Value Fund	MAISX	—	—	—	MIRSX	MYISX
Victory Integrity Small-Cap Value Fund	VSCVX	MCVSX	—	MRVSX	MVSSX	VSVIX
Victory Munder Mid-Cap Core Growth Fund	MGOAX	MGOTX	—	MMSRX	MGOSX	MGOYX
Victory Munder Multi-Cap Fund	MNNAX	MNNCX	—	MNNRX	—	MNNYX
Victory Munder Small Cap Growth Fund	MASCX	—	MIGSX	—	—	MYSGX
Victory S&P 500 Index Fund	MUXAX	—	—	MUXRX	—	MUXYX
Victory Trivalent Emerging Markets Small-Cap Fund	MAEMX	—	—	—	—	MYEMX
Victory Trivalent International Fund — Core Equity	MAICX	MICCX	MICIX	—	MAIRX	MICYX
Victory Trivalent International Small-Cap Fund	MISAX	MCISX	MISIX	—	MSSIX	MYSIX

(each a “Fund” and together, the “Funds”)

Each Fund is a series of Victory Portfolios

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with each Fund’s prospectus,  dated November 1, 2017, as it may be amended or supplemented from time to time (the “Prospectus”). Copies of the Prospectus of each Fund can be obtained without charge upon request made to Victory Funds, P.O Box 182593, Columbus, Ohio 43218-2593, or by calling toll free 800-539-FUND (800-539-3863).

The Funds’ financial statements, including the Financial Highlights for the fiscal year ended June 30, 2017, as presented in the 2017 annual reports to shareholders and the reports to shareholders therein of Ernst & Young LLP, the Funds’ independent registered public accounting firm, appearing therein, are incorporated by reference into this SAI. You may obtain a copy of the Funds’ most recent annual report at no charge by writing to the address or calling the phone number noted above.

GENERAL INFORMATION

Victory Portfolios (the “Trust”) was organized as a Delaware statutory trust (formerly referred to as a “business trust”) on December 6, 1995 as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986. The Trust is an open-end management investment company. The Trust currently consists of 48 series of units of beneficial interest (“shares”).

Victory Capital Management Inc. (the “Adviser”), is the Fund’s investment adviser. Each Fund’s investment objective(s), restrictions and policies are more fully described here and in the Fund’s Prospectus. The Trust’s Board of Trustees (the “Board” or “Trustees”) may organize and offer shares of a new fund or new share class of an existing Fund or liquidate a Fund or share class at any time.

This SAI relates to the shares of 12 series of the Trust (each a “Fund,” and collectively, the “Funds”) and their respective classes. Each Fund, except for the Victory Munder Small Cap Growth Fund, was formed for the purposes of completing the reorganizations (“Reorganizations”) with the 11 corresponding series of Munder Series Trust, a registered investment company (each such series, a “Munder Fund” or a “Predecessor Fund”) as follows:

Fund Name	Predecessor Fund Name
Victory INCORE Total Return Bond Fund	Munder Bond Fund
Victory Integrity Discovery Fund	Munder Micro-Cap Equity Fund
Victory Integrity Mid-Cap Value Fund	Munder Integrity Mid-Cap Value Fund
Victory Integrity Small/Mid-Cap Value Fund	Munder Integrity Small/Mid-Cap Value Fund
Victory Integrity Small-Cap Value Fund	Munder Veracity Small-Cap Value Fund
Victory Munder Mid-Cap Core Growth Fund	Munder Mid-Cap Core Growth Fund
Victory Munder Multi-Cap Fund	Munder Growth Opportunities Fund
Victory S&P 500 Index Fund	Munder Index 500 Fund
Victory Trivalent Emerging Markets Small-Cap Fund	Munder Emerging Markets Small-Cap Fund
Victory Trivalent International Fund - Core Equity	Munder International Fund — Core Equity
Victory Trivalent International Small-Cap Fund	Munder International Small-Cap Fund

The Reorganizations were completed as of October 31, 2014 in connection with the acquisition of Munder Capital Management, the investment adviser to the Predecessor Funds, and its wholly owned subsidiary, Integrity Asset Management, the investment sub-adviser to certain of the Predecessor Funds, by the parent company of the Adviser. As of that date, the Adviser became the investment adviser to each of the Funds and the Class A, Class C, Class I, Class R, Class R6 and Class Y shares of the Funds assumed the performance, financial and other historical information of, respectively, the Class A, Class C, Class I, Class R, Class R6 and Class Y shares of the Predecessor Funds. Information presented for periods prior to October 31, 2014 reflects, where applicable, the historical information of the Predecessor Funds.

The Victory Trivalent Emerging Markets Small-Cap Fund, Victory Trivalent International Fund - Core Equity and Victory Trivalent International Small-Cap Fund are referred to collectively in this SAI as the “International Funds”.  All Funds excluding the INCORE Total Return Bond Fund are referred collectively in this SAI as the “Equity Funds.” The INCORE Total Return Bond Fund is referred to in this SAI as the “Bond Fund.”

Much of the information contained in this SAI expands on subjects discussed in each Fund’s Prospectus. Capitalized terms not defined herein are used as defined in the Prospectuses. No investment in shares of a Fund should be made without first reading that Fund’s Prospectus.

INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS

Investment Objectives

Each Fund’s investment objective is non-fundamental. There can be no assurance that a Fund will achieve its investment objective.

Investment Policies and Limitations of the Funds

Unless a policy of a Fund is expressly deemed to be a fundamental policy of the Fund, changeable only by an affirmative vote of the holders of a majority of that Fund’s outstanding voting securities, the Fund’s policies are non-fundamental and may be changed without a shareholder vote.

A Fund may, following notice to its shareholders, employ other investment practices that presently are not contemplated for use by the Fund or that currently are not available but that may be developed to the extent such investment practices are both consistent with the Fund’s investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in the Fund’s Prospectus.

A Fund’s classification and sub-classification is a matter of fundamental policy. Each Fund is classified as an open-end investment company. Each Fund is sub-classified as a diversified investment company, which under the Investment Company Act of 1940, as amended (the “1940 Act”) means that, with respect to 75% of a Fund’s total assets, the Fund may not invest in securities of any issuer if, immediately after such investment, (i) more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of that issuer or (ii) more than 10% of the outstanding voting securities of the issuer would be held by the Fund (this limitation does not apply to obligations of the U.S. Government, its agencies or instrumentalities and securities of other investment companies). A Fund is not subject to this limitation with respect to the remaining 25% of its total assets.

Under the Internal Revenue Code of 1986, as amended (the “Code”), to qualify as a regulated investment company, a Fund must meet certain diversification requirements (among other requirements) as determined at the close of each quarter of each taxable year. For instance, no more than 25% of a Fund’s assets can be invested, including through corporations in which the fund owns 20% or more voting stock interest, in the securities of any one issuer other than U.S. Government securities and securities of other regulated investment companies, of two or more issuers which the regulated investment company controls and which are engaged in the same, similar, or related trades or businesses, or of one or more publicly traded partnerships. In addition, at least 50% of the market value of the Fund’s assets must be represented by cash or cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer.

The policies and limitations stated in this SAI supplement the Funds’ investment policies set forth in each Fund’s Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a “senior security” under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund’s investment policies and limitations. If the value of a Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trust’s Board will consider what actions, if any, are appropriate to maintain adequate liquidity.

Fundamental Investment Policies and Limitations of the Funds

The following investment policies and limitations are fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding shares, as defined under the 1940 Act.

1.                                      Senior Securities

None of the Funds may issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction.

The Securities and Exchange Commission (“SEC”) takes the position that transactions that have the effect of increasing the leverage of the capital structure of a fund are the economic equivalent of borrowing, and they can be viewed as a type of borrowing known as a “senior security” for purposes of the 1940 Act. Examples of such transactions and trading practices include reverse repurchase agreements; mortgage-dollar-roll transactions; selling securities short (other than selling short “against the box”); buying and selling certain derivatives contracts, such as futures contracts; writing or selling put and call options; engaging in sale-buybacks; firm commitment and standby commitment agreements; when-issued, delayed delivery and forward commitment transactions; and other similar transactions. A transaction will not be considered to constitute the issuance by a fund of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% minimum asset coverage requirement otherwise applicable to borrowings by a fund, if the fund maintains an offsetting financial position by segregating liquid assets (as determined by the Adviser under the general oversight of the Board) at least equal to the value of the fund’s potential economic exposure as measured daily on a mark-to-market basis; or otherwise “covers” the transaction in accordance with applicable SEC guidance (collectively defined as “covers” the transaction). In most cases the fund need not physically segregate the assets. Instead, the fund’s custodian may note on the fund’s books the assets that are “segregated.” Segregated liquid assets may not be used to cover other obligations, and if disposed of, must be replaced. In order to comply with the applicable regulatory requirements regarding cover, a fund may be required to buy or sell securities at a disadvantageous time or when the prices then available are deemed disadvantageous. In addition, segregated assets may not be readily available to satisfy redemption requests or for other purposes.

2.                                      Underwriting

None of the Funds may underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities.

3.                                      Borrowing

None of the Funds may borrow money, except as permitted under the 1940 Act, or by order of the SEC and as interpreted or modified from time to time by regulatory authorities having jurisdiction.

A Fund’s ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no action letters, interpretations, and other pronouncements issued from time to time by regulatory authorities, including the SEC and its staff. Under the 1940 Act, a Fund is required to maintain continuous asset coverage (that is, total assets including the proceeds of borrowings, less liabilities excluding borrowings) of not less than 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary purposes. Any borrowings for temporary purposes in excess of 5% are subject to the minimum 300% asset coverage requirement. If the value of the assets set aside to meet the 300% asset coverage were to decline below 300% due to market fluctuations or other causes, a Fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and comply with the 300% minimum asset coverage requirement, even in circumstances where it is considered disadvantageous from an investment perspective to sell securities at that time or at the prices then available.

4.                                      Real Estate

None of the Funds may purchase or sell real estate unless acquired as a result of direct ownership of securities or other instruments. This restriction shall not prevent any of these Funds from investing in the following: (i) securities or other instruments backed by real estate; (ii) securities of real estate operating companies; or (iii) securities of companies engaged in the real estate business, including real estate investment trusts. This restriction does not preclude any of these Funds from buying securities backed by mortgages on real estate or securities of companies engaged in such activities.

5.                                      Lending

None of the Funds may make loans, except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction.

Generally, the 1940 Act prohibits loans if a fund’s investment policies do not permit loans, and if the loans are made, directly or indirectly, to persons deemed to control or to be under common control with the registered investment company.

6.                                      Commodities

None of the Funds may purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

7.                                      Concentration

None of the Funds may concentrate its investments in a particular industry, as the term “concentration” is used in the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction. This restriction shall not prevent any Fund from investing all of its assets in a “master” fund that has adopted similar investment objectives, policies and restrictions.

Concentration means investing more than 25% of a Fund’s net assets in a particular industry or a specified group of industries.

INVESTMENT PRACTICES, INSTRUMENTS AND RISKS

In addition to the principal investment strategies and the principal risks of the Funds described in the Prospectus, each Fund may, but will not necessarily, employ other investment practices and may be subject to additional risks which are described further below. Because the following is a combined description of investment strategies and risks for all of the Funds, certain strategies and/or risks described below may not apply to your Fund. Unless a strategy or policy described below is specifically prohibited with respect to a particular Fund by the investment restrictions listed in the Prospectus, under “Investment Policies and Limitations of the Funds” in this SAI, or by applicable law, a Fund may, but will not necessarily, engage in each of the practices described below.

The Funds may, following notice to their shareholders, take advantage of other investment practices that presently are not contemplated for use by the Funds or that currently are not available but that may be developed, to the extent such investment practices are both consistent with a Fund’s investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in a Fund’s Prospectus and this SAI.

Debt Securities

Asset-Backed Securities (“ABS”). The Bond Fund may invest in ABS (i.e., securities backed by mortgages, installment sales contracts, credit card receivables or other assets). Consistent with each Fund’s investment objectives and policies, the Adviser also may invest in other types of ABS. (Also see “Mortgage-Related Securities” below).

ABS are bonds backed by pools of loans or other receivables. ABS are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. ABS are issued through special purpose vehicles that are separate from the issuer of the collateral. The credit quality of an ABS transaction depends on the performance of the underlying assets. To protect ABS investors from the possibility that some borrowers could miss payments or even default on their loans, ABS include various forms of credit enhancement.

Some ABS, particularly home equity loan transactions, are subject to interest-rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn affects total return on the securities. ABS also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments are used to pay investors as quickly as possible.

The average life of ABS varies with the maturities of the underlying instruments. The average life of an asset-backed instrument is likely to be substantially less than the original maturity of the asset pools underlying the securities as the result of unscheduled principal payments and prepayments. The rate of such prepayments, and hence the life of the securities, will be primarily a function of current interest rates and current conditions in the relevant markets. Because of these and other reasons, an asset-backed security’s total return may be difficult to predict precisely.

Bank Obligations. Each of the Funds may invest in U.S. dollar-denominated bank obligations, including certificates of deposit, bankers’ acceptances, bank notes, deposit notes and interest-bearing savings and time deposits, issued by U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. For this purpose, the assets of a bank or savings institution include the assets of both its domestic and foreign branches. The Funds will invest in the obligations of domestic banks and savings institutions only if their deposits are federally insured. Investments by a Fund in (i) obligations of domestic banks and (ii) obligations of foreign banks and foreign branches of domestic banks each will not exceed 25% of the Fund’s total assets at the time of investment.

Non-domestic bank obligations include Eurodollar Certificates of Deposit (“ECDs”), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits (“CTDs”), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit (“Yankee CDs”), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers’ Acceptances (“Yankee BAs”), which are U.S. dollar-denominated bankers’ acceptances issued by a U.S. branch of a foreign bank and held in the United States. Generally, a Fund will invest in obligations of foreign banks or foreign branches of U.S. banks only when the Adviser deems the instrument to present minimal credit risks. However, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions.

Commercial Paper. Each Fund may invest in commercial paper (i.e., short term promissory notes issued by corporations), including tax-exempt commercial paper. Each Fund may invest in commercial paper of issuers rated, at the time of purchase, in one of the two highest rating categories by at least one nationally recognized statistical rating organization (“NRSRO”). To the extent that the ratings accorded by NRSROs may change as a result of changes in their rating systems, the Funds will attempt to use comparable ratings as standards for its investments, in accordance with the investment policies contained herein. Where necessary to ensure that an instrument meets, or is of comparable quality to, a Fund’s rating criteria, the Fund may require that the issuer’s obligation to pay the principal of, and the interest on, the instrument be backed by insurance or by an unconditional bank letter or line of credit, guarantee, or commitment to lend. In addition, each of the Funds may acquire commercial paper and corporate bonds of issuers that are not rated but are determined by the Adviser at the time of purchase to be of comparable quality to instruments of issuers that may be acquired by such Fund as previously described.

Inflation-Indexed Bonds. The Bond Fund may invest in inflation-indexed bonds, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Lower-Rated Debt Securities. Except for the Bond Fund, each Fund may not invest more than 5% of its total assets in debt securities that are rated below investment grade or in comparable unrated securities. The Bond Fund may invest up to 20% of its total assets in debt securities that are rated below investment grade or in comparable unrated securities. A security is considered investment grade if, at the time of purchase, it is rated BBB- or higher by S&P or Baa3 or higher by Moody’s. Whether or not a security is investment grade will be determined based on the ratings given by S&P and Moody’s. If both agencies have rated the security, the lower rating will be used. If a single agency has rated the security, that rating will be used. Such securities are also known as junk bonds. The yields on lower-rated debt and comparable unrated securities generally are higher than the yields available on higher-rated securities. However, investments in lower-rated debt and comparable unrated securities generally involve greater volatility of price and risk of loss of income and principal, including the possibility of default by or bankruptcy of the issuers of such securities. Lower-rated debt and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held in each Fund’s portfolio, with a commensurate effect on the value of each of the Fund’s shares. Therefore, an investment in the Funds should not be considered as a complete investment program and may not be appropriate for all investors.

While the market values of lower-rated debt and comparable unrated securities tend to react more to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain lower rated debt and comparable unrated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, lower-rated debt securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of lower-rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower-rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Funds may incur additional expenses to the extent that they are required to seek recovery upon a default in the payment of principal or interest on their portfolio holdings. The existence of limited markets for lower-rated debt and comparable unrated securities may diminish each of the Fund’s ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

Lower-rated debt securities and comparable unrated securities may have call or buy-back features that permit their issuers to call or repurchase the securities from their holders. If an issuer exercises these rights during periods of declining interest rates, the Funds may have to replace the security with a lower yielding security, thus resulting in a decreased return to the Funds. A description of applicable credit ratings is set forth in Appendix A of this SAI.

Mortgage-Related Securities. The Bond Fund may invest in mortgage-related securities, which are a form of asset-backed securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. (See “Mortgage Pass-Through Securities” below). Mortgage-related securities also include debt securities which are secured with collateral consisting of mortgage-backed securities (See “Collateralized Mortgage Obligations” below).

Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying residential or commercial mortgage loans and of the repayment of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase. The residential mortgage market in the United States has recently experienced significant difficulties that may adversely affect the performance and market value of certain of the Funds’ mortgage-related investments. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates, which can increase risk of default. Market factors can cause reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements, resulting in limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (“FHA”), or guaranteed by the Department of Veterans Affairs (“VA”).

Government-related guarantors include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks but now the common stock is owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. In August 2012, the Senior Preferred Stock Purchase Agreement was further amended to, among other things, accelerate the wind down of the retained portfolio, terminate the requirement that FNMA and FHLMC each pay a 10% dividend annually on all amounts received under the funding commitment, and require the submission of an annual risk management plan to the U.S. Treasury.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of the FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (“Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver of FNMA and FHLMC, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

In addition, in a February 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development, the Obama administration provided a plan to reform America’s housing finance market. The plan would reduce the role of and eventually eliminate FNMA and FHLMC. Notably, the plan does not propose similar significant changes to GNMA, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Association or guaranteed by the Department of Veterans Affairs. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of FNMA and FHLMC, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, the Adviser determines that the securities meet a Fund’s quality standards.

Securities issued by certain private organizations may not be readily marketable. A Fund will not purchase mortgage-related securities or any other assets which in the Adviser’s opinion are illiquid if, as a result, more than 15% of the value of the Fund’s net assets will be illiquid.

Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, are not subject to the Funds’ industry concentration restrictions, set forth below under “Investment Restrictions,” by virtue of the exclusion from that test available to all U.S. government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. (Please see the discussion above regarding FNMA and FHLMC.) Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. government securities nor U.S. government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Commercial Mortgage-Backed Securities. These include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. (See “Stripped Mortgage-Backed Securities” below). In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act. CMO residuals, whether or not registered under the Securities Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Adjustable Rate Mortgage-Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Collateralized Debt Obligations. The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is often backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information and the Funds’ Prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Mortgage Dollar Rolls. The Bond Fund may engage in mortgage dollar roll transactions. In a mortgage dollar roll transaction the Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are substantially identical. To be considered substantially identical, the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.

Mortgage dollar rolls may be renewed by a new sale and repurchase with a cash settlement at each renewal without physical delivery of the securities. Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of the counterparty to meet the terms of their commitment. Additionally, the value of the securities subject to the dollar roll may change adversely before the Fund is able to repurchase them.

The Fund’s obligations under a dollar roll agreement must be covered by designating, or “segregating,” on its records cash or liquid assets equal in value to the securities subject to repurchase by the Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by designating cash or liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund’s restrictions on borrowings.

Municipal Obligations. The Bond Fund may invest in securities the interest from which is exempt from regular federal income tax, i.e., municipal obligations.

Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from regular federal income tax and/or state income tax, as applicable, are rendered by bond counsel or counsel to the respective issuers at the time of issuance. Neither the Funds nor the Adviser will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

An issuer’s obligations under its municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal obligations may be materially adversely affected by litigation or other conditions.

In order to pay interest that is exempt from federal regular income tax, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable. From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under the Tax Reform Act of 1986 interest on certain private activity bonds must be included in an investor’s federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Funds cannot predict what legislation, if any, may be proposed in Congress or in the Michigan state legislature in the future as regards the federal or state income tax status of interest on municipal obligations in general, or which proposals, if any, might be enacted. Changes or proposed changes in federal or state tax laws may cause the prices of tax-exempt securities to fall, and/or may affect the tax-exempt status of the securities in which the Fund invests. Such proposals, if enacted, might materially adversely affect the availability and valuation of municipal obligations for investment by a Fund and the liquidity and value of such Fund. Future changes in federal and/or state laws or future court decisions could possibly have a negative impact on the tax treatment and/or value of municipal securities.

General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds (or revenue bonds) are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor). Under the Internal Revenue Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Pre-refunded bonds are municipal obligations that are generally backed or secured by U.S. Treasury bonds. In a typical pre-refunded issue, a municipality sells new bonds and uses the proceeds to buy Treasury securities. It then sets those Treasuries aside, keeping them in special escrow account that will be used to redeem the older, higher-coupon bonds either at the earliest possible date or some later date. Pre-refunded bonds can provide investors with a combination of the highest possible credit quality, and a taxable equivalent yield that compares favorably with that available on Treasuries.

Bond anticipation notes (“BAN”) are short-term debt instruments issued by a state or municipality that will be paid off with the proceeds of an upcoming bond issue. Revenue anticipation notes (“RAN”) are short-term debt issues of a municipal entity that are to be repaid out of anticipated revenues, such as sales taxes. When the anticipated revenues are collected, the RAN is paid off.

Some longer-term municipal obligations give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request - usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility.

Municipal obligations in which the Funds may invest include securities with credit enhancements such as letters of credit, municipal obligation insurance and stand-by purchase agreements (“SPAs”). Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal obligation should default. Municipal obligation insurance, which is usually purchased by the bond issuer from a private, non-governmental insurance company, provides an unconditional and irrevocable guarantee that the insured obligation’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any Fund. The credit rating of an insured municipal obligation reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured municipal obligation. Although defaults on insured municipal obligations have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest rating. An SPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower. (See “Stand-by Purchase Agreements” below).

In addition, the recent economic downturn and budgetary constraints make municipal securities more susceptible to downgrade, default, and bankruptcy. Factors affecting municipal securities include lower tax collections and budgetary constraints of local, state and federal governments upon which the municipalities issuing municipal securities may be relying for funding. Municipal securities are also subject to the risk that the perceived increased likelihood of difficulties in the municipal securities markets could result in increased illiquidity, volatility and credit risk, and certain municipal issuers may be unable to issue or market securities, which could result in a lower number of investment opportunities.

Stand-by Purchase Agreements. The Bond Fund may enter into stand-by purchase agreements with respect to municipal obligations. Under a stand-by purchase agreement, a dealer agrees to purchase from the Bond Fund at the Fund’s option a specified municipal obligation at its amortized cost value to the Fund plus accrued interest, if any. Stand-by purchase agreements may be exercisable by the Bond Fund at any time before the maturity of the underlying municipal obligations and may be sold, transferred or assigned only with the instruments involved.

The Bond Fund expects that stand-by purchase agreements will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Bond Fund may pay for a stand-by purchase agreement either separately in cash or by paying a higher price for municipal obligations which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by purchase agreements held by the Bond Fund will not exceed ½ of 1% of the value of the Bond Fund’s total assets calculated immediately after each stand-by purchase agreement is acquired.

The Bond Fund generally intends to enter into stand-by purchase agreements only with dealers, banks and broker-dealers which, in the Adviser’s opinion, present minimal credit risks. A stand-by purchase agreement will not affect the valuation of the underlying municipal obligation. The actual stand-by purchase agreement will be valued at zero in determining net asset value. Accordingly, where the Bond Fund pays directly or indirectly for a stand-by purchase agreement, its cost will be reflected as an unrealized loss for the period during of the agreement and will be reflected as a realized gain or loss when the purchase agreement is exercised or expires.

Stripped Securities. The Bond Fund may invest in U.S. government obligations and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government obligations, the holder will resell the stripped securities in custodial receipt programs. The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a single future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government obligations for federal tax and securities purposes. The Bond Fund is not aware of any binding legislative, judicial or administrative authority on this issue.

Only instruments that are stripped by the issuing agency will be considered U.S. government obligations. Securities that are stripped by their holder do not qualify as U.S. government obligations.

The U.S. Treasury Department facilitates transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on U.S. Treasury securities through the Federal Reserve book-entry recordkeeping system. The Federal Reserve program as established by the U.S. Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, a Fund is able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry recordkeeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

Certain types of stripped securities will normally be considered illiquid instruments and will be acquired subject to the limitation on illiquid investments unless the Adviser determines them to be liquid under guidelines established by the Board.

In addition, the Bond Fund may invest in SMBS, which represent beneficial ownership interests in the principal distributions and/or the interest distributions on mortgage assets. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most common case, one class of SMBS will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class).

The original principal amount, if any, of each SMBS class represents the amount payable to the holder thereof over the life of such SMBS class from principal distributions of the underlying mortgage assets, which will be zero in the case of an IO class. Interest distributions allocable to a class of SMBS, if any, consist of interest at a specified rate on its principal amount, if any, or its notional principal amount in the case of an IO class. The notional principal amount is used solely for purposes of the determination of interest distributions and certain other rights of holders of such IO class and does not represent an interest in principal distributions of the mortgage assets.

Yields on SMBS will be extremely sensitive to the prepayment experience of the underlying mortgage loans, and there are other associated risks. For IO classes of SMBS and SMBS that were purchased at prices exceeding their principal amounts there is a risk that the Bond Fund may not fully recover its initial investment.

The determination of whether a particular government-issued IO or PO backed by fixed-rate mortgages is liquid may be made under guidelines and standards established by the Board. Such securities may be deemed liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Bond Fund’s net asset value per share.

Supranational Bank Obligations. The Bond Fund may invest in supranational bank obligations. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., The World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries, and there is no assurance that these commitments will be undertaken or met in the future.

U.S. Government Obligations. Each of the Funds may purchase obligations issued or guaranteed by the U.S. government and U.S. government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. government, such as those of GNMA, are supported by the full faith and credit of the U.S. Treasury. Others, such as those of FNMA, are supported by the right of the issuer to borrow from the U.S. Treasury; and still others, such as those of FHLMC and the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law. Examples of the types of U.S. government obligations that may be acquired by the Funds include without limitation U.S. Treasury bills, U.S. Treasury notes and U.S. Treasury bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, FNMA, GNMA,

General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, FHLMC, Federal Intermediate Credit Banks and Maritime Administration.

U.S. Treasury securities differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less, Treasury notes have initial maturities of one to ten years and Treasury bonds generally have initial maturities greater than ten years. A portion of the U.S. Treasury securities purchased by the Funds may be “zero coupon” Treasury securities. These are U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such stripped debt obligations and coupons. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a “deep discount” price).

The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as a Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

Certain banks and brokerage firms have separated (“stripped”) the principal portions (“corpus”) from the coupon portions of the U.S. Treasury bonds and notes and sell them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). (See “Stripped Securities” above).

Variable Amount Master Demand Notes. Each of the Funds may purchase variable amount master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, a Fund may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable amount master demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default.

Variable or Floating Rate Instruments. To the extent a Fund may invest in debt obligations that Fund may invest in instruments with variable or floating interest rates. A floating rate security is a security the terms of which provide for the adjustment of its interest rate whenever a specified interest rate changes and that, at any time until the final maturity of the instrument or period remaining until the principal can be recovered through demand, can reasonably be expected to have a market value that approximates its amortized cost. A variable rate security is a security the terms of which provide for the adjustment of its interest rate on set dates (such as the last day of a month or calendar quarter) and that, upon each adjustment until the final maturity of the instrument or the period remaining until the principal amount can be recovered through a demand, can reasonably be expected to have a market value that approximates its amortized cost. Variable or floating rate obligations purchased by a Fund may have stated maturities in excess of a Fund’s maturity limitation if the Fund can demand payment of the principal of the instrument at least once during such period on not more than thirty days’ notice (this demand feature is not required if the instrument is guaranteed by the U.S. government or an agency thereof). These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates. The Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a Fund, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

In determining average weighted portfolio maturity of a Fund, short-term variable or floating rate securities are deemed to have a maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. For purposes of this paragraph, “short-term” with respect to a security means that the principal amount, in accordance with the terms of the security, must unconditionally be paid in 397 calendar days or less.

In determining average weighted portfolio maturity of a Fund, long-term variable or floating rate securities are deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. For purposes of this paragraph, “long-term” with respect to a security means that the principal amount of the security is scheduled to be paid in more than 397 days.

Variable or floating rate government securities where the variable rate of interest is readjusted no less frequently than every 762 days shall be deemed to have a maturity equal to the period remaining until the next interest rate readjustment.

When-Issued Securities, Forward Commitments or Delayed-Delivery Transactions, and To-Be-Announced Transactions. Each of the Funds may purchase securities on a when-issued, forward commitment or delayed-delivery, or to-be-announced (“TBA”) basis. When-issued, forward commitment or delayed-delivery, and TBA transactions permit a Fund to lock in a price or yield on a security, regardless of future changes in interest rates. When-issued purchases and forward commitments (known as delayed-delivery transactions) are commitments by a Fund to purchase or sell particular securities with payment and delivery to occur at a future date (often one or two months later). TBA transactions are commitments to buy or sell an approximate principal amount of mortgage-backed securities with specified terms on a forward basis. For example, in a TBA mortgage-backed transaction, the purchaser and the seller would agree upon the issuer, coupon rate and terms of the underlying mortgages, and the seller would not identify the specific underlying mortgages until the settlement date.

When a Fund enters these transactions, a Fund will designate on its records cash or liquid assets equal to the amount of the commitment on the settlement date. If a Fund designates portfolio securities for this purpose, the Fund may be required subsequently to designate additional assets in order to ensure that the value of such assets remains equal to the amount of the Fund’s commitments.

If deemed advisable as a matter of investment strategy, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, a Fund may realize a taxable capital gain or loss. When a Fund has sold a security pursuant to one of these transactions, the Fund does not participate in further gains or losses with respect to the security.

When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the transaction and is exposed to counterparty risk. Failure of such party to consummate the transaction may result in a Fund incurring a loss or missing an opportunity to obtain a price or yield considered to be advantageous. Recently adopted industry standards effectively require margining of bilaterally traded forward-settling MBS transactions such as TBAs. This development may mitigate counterparty risk but may increase a Fund’s expenses.

In some cases, a Fund may sell a security on a delayed delivery basis that it does not own, which may subject the Fund to additional risks generally associated with short sales. Among other things, the market price of the security may increase after the Fund enters into the delayed delivery transaction, and the Fund will suffer a loss when it purchases the security at a higher price in order to make delivery. In addition, the Fund may not always be able to purchase the security it is obligated to deliver at a particular time or at an acceptable price.

The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the net asset value of a Fund starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

International and Foreign Investments

Foreign Securities - General. Each of the Funds may invest in foreign securities. Each Equity Fund (except the International Funds) and the Bond Fund may invest up to 25% of its assets in foreign securities. There is no limit on the International Funds’ investments in foreign securities investments; however, the Trivalent International Small-Cap Fund may not invest more than 20% of its assets in emerging market country companies or more than 5% of its assets in companies of any one emerging market country.

Income and gains on foreign securities may be subject to foreign withholding taxes. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Foreign markets have substantially less trading volume than the New York Stock Exchange (“NYSE”) and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. In many foreign countries there is less government supervision and less regulation of stock exchanges, brokers, and listed companies than in the United States. Such concerns are particularly heightened in emerging market countries and Eastern European countries.

Issuers of foreign securities may also suffer from social, political and economic instability. Such instability can lead to illiquidity or price volatility in foreign securities traded on affected markets. Foreign issuers may be subject to the risk that during certain periods the liquidity of securities of a particular issuer or industry, or all the securities within a particular region, will be adversely affected by economic, market or political events, or adverse investor perceptions, which may cause temporary or permanent devaluation of the relevant securities. In addition, if a market for a foreign security closes as a result of such instability, it may be more difficult to obtain accurate independently-sourced prices for securities traded on these markets and may be difficult to value the effected foreign securities for extended periods of time.

In connection with the purchase or sale of securities denominated in foreign currencies, the Adviser endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when a Fund changes investments from one country to another or when proceeds of the sale of Fund shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would prevent a Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments that could affect investments in securities of issuers in foreign nations.

Foreign securities markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Furthermore, problems with the timely settlement of foreign securities transactions may impair a Fund’s ability to value those securities accurately.

A Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Changes in foreign currency exchange rates will influence values within a Fund from the perspective of U.S. investors, and may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The Adviser will attempt to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places a Fund’s investments.

The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

Foreign Securities — Emerging Market Countries. There are greater risks involved in investing in companies in emerging market countries than those associated with investments in developed foreign markets. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading and lower levels of government regulation of the markets, which may result in a relative lack of liquidity, greater price volatility and higher risk of settlement disruption and means the market in an emerging market country may be dominated by a few issues or sectors or only a few investors; (iii) high levels of debt and the potential for future periods of severe currency devaluation, inflation or recession; (iv) certain national policies which may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interest; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property or resulting in disparate treatment of holders of the same class of shares of a company; (vi) the absence, in some cases, of a capital market structure or market-oriented economy; and (vii) the possibility that economic developments may be slowed or reversed by unanticipated political or social events in such countries.

Investments in emerging market countries also may involve heightened risks of nationalization, expropriation and confiscatory taxation. The governments of a number of emerging market countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in most emerging market countries and different or substantially less information about issuers may be available to investors. Finally, even though certain emerging market currencies may be convertible into United States dollars, the conversion rates may be artificial rather than reflecting their actual market values and may be adverse to a Fund.

Investment in emerging market countries may require special custody or other arrangements before investing. The securities settlement procedures in emerging market countries tend to be less sophisticated, and the Fund therefore may be required to deliver securities before receiving payment and may be unable to complete transactions during market disruptions. Limited liquidity, volume and information and heightened volatility may make emerging markets securities more difficult to fair value. The factors discussed above may result in increased transaction costs.

Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than more developed countries. This instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property; (vii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (viii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interest; (ix) foreign taxation; (x) the absence, in some cases, of a capital market structure or market-oriented economy; or (xi) the possibility that economic developments may be slowed or reversed by unanticipated political or social events in such countries. Such economic, political and social instability could disrupt the principal financial markets in which the Fund may invest and adversely affect the value of the Fund’s assets. The Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

The economies of emerging countries may suffer from unfavorable growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. In addition, many emerging countries are also highly dependent on international trade and exports, including exports of oil and other commodities to sustain their economic growth. As a result, emerging countries are particularly vulnerable to downturns of the world economy. The recent global financial crisis tightened international credit supplies and weakened global demand for their exports. As a result, certain of these economies faced significant economic difficulties, which caused some emerging market economies to fall into recession. Although economies in certain emerging countries have recently shown signs of recovery, such recovery may be gradual as weak economic conditions in Europe, Asia and North America may continue to suppress demand for exports from emerging countries.

Depositary Receipts and New York Registered Shares. Each of the Equity Funds may invest in depositary receipts. Depositary receipts are instruments generally issued by domestic banks or trust companies that represent the deposits of a security of a foreign issuer. Generally, investors may pay a fee to convert depositary receipts to the home-market shares.

American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), Holding Company Depositary Receipts (“HOLDRs”), New York Registered Shares (“NYRs”) and American Depositary Shares (“ADSs”) are considered foreign securities. ADRs are traded in U.S. dollars on U.S. exchanges or over-the-counter, are typically issued by a U.S. bank or trust company, and evidence ownership of underlying foreign securities. Certain institutions issuing ADRs may not be sponsored by the issuer. A non-sponsored depositary may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangements with the issuer. EDRs are issued by European financial institutions and typically trade in Europe and GDRs are issued by European financial institutions and typically trade in both Europe and the United States. HOLDRs are fixed baskets of U.S. or foreign stocks that give an investor an ownership interest in each of the underlying stocks. NYRs, also known as Guilder Shares since most of the issuing companies are Dutch, are dollar-denominated certificates issued by foreign companies specifically for the U.S. market. ADSs are shares issued under a deposit agreement that represents an underlying security in the issuer’s home country. (An ADS is the actual share trading, while an ADR represents a bundle of ADSs.) Investments in these types of securities involve similar risks to investments in foreign securities.

Generally, foreign security depositary receipts in registered form are designed for use in the U.S. securities market and foreign security depositary receipts in bearer form are designed for use in securities markets outside the United States. Depositary receipts in which each of the Funds may invest are typically denominated in U.S. dollars, but may be denominated in other currencies. Depositary receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts evidencing ownership of a foreign corporation also involve the risks of other investments in foreign securities. For purposes of each of the Fund’s investment policies, a Fund’s investments in depositary receipts will be deemed to be investments in the underlying securities.

Unlike depositary receipts of foreign companies, NYRs are not receipts backed by the home market security, but represent dollar-denominated direct claims on the issuing company’s capital. Investment in NYRs, therefore, involves similar risks to investing directly in other types of foreign securities. Like depositary receipts, however, investors may pay a fee to convert to the home-market shares. In addition, during periods of social, political or economic unrest or instability in a country or region, the value of foreign securities traded on United States’

exchanges tied to such country or region, such as ADRs and GDRs, could be affected by, among other things, increasing price volatility, illiquidity or the closure of the primary market on which the securities underlying the foreign securities are traded.

Foreign Currency Transactions. In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or to facilitate local settlements or to protect against currency exposure in connection with distributions to Fund shareholders, each of the Funds is authorized, but is not required, to enter into forward foreign currency exchange contracts (“forward currency contracts”) and spot currency contracts (“spot contracts”). Other currency transactions include currency futures, options on currencies, and currency swaps. Forward currency contracts involve a privately negotiated obligation to purchase or sell (with delivery generally required) a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Neither forward currency contracts nor spot contracts eliminate fluctuations in the values of portfolio securities but rather allow a Fund to establish a rate of currency exchange for a future point in time or purchase currency at a particular point in time. Spot contracts involve the purchase of foreign currency at the current rate, typically in an effort to facilitate transactions in foreign securities. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap as described in this SAI. These instruments are subject to the risk that the counterparty will default.

A Fund may enter into currency transactions with counterparties that have received (or the guarantors of the obligations that have received) a credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from an NRSRO or are determined to be of equivalent credit quality by the Adviser.

A Fund’s dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

When the Adviser anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Fund may, but is not obligated to, enter into a forward currency contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency. Similarly, when the obligations held by a Fund create a short position in a foreign currency, a Fund may enter into a forward currency contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. With respect to any forward currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Foreign currency transactions involve the risk that anticipated currency movements will not be accurately predicted and that the Fund’s hedging strategies will be ineffective. In addition, while forward currency contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains that might result from changes in the value of such currency. A Fund will also incur costs in connection with forward currency contracts and conversions of foreign currencies and U.S. dollars.

When entering into a contract for the purchase or sale of a security denominated in a foreign currency, a Fund may enter into a forward currency contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

For deliverable forward currency contracts, at maturity, the Fund may either, sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency. It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward currency contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

If the Fund retains the portfolio security and engages in offsetting transactions, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund’s entering into a forward currency contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

A Fund will cover its exposure to foreign currency transactions by segregating liquid assets in compliance with applicable requirements. A Fund will designate on its records cash or liquid assets equal to the amount of the Fund’s assets that could be required to consummate a forward currency contract at the settlement date except to the extent the contracts are otherwise “covered.” A forward currency contract to sell a foreign currency is “covered” if a Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward currency contract (or call option) permitting a Fund to buy the same currency at a price no higher than a Fund’s price to sell the currency. A forward contract to buy a foreign currency is “covered” if a Fund holds a forward contract (or put option) permitting a Fund to sell the same currency at a price as high as or higher than the Fund’s price to buy the currency. Although a Fund is not required to designate cash or liquid assets on its records with regard to “covered” forward currency contracts, each Fund will monitor its leverage exposure to such contracts daily.

Beginning on the date a Fund enters into a currency swap transaction, the Fund will designate on its records cash or liquid assets sufficient to make payment for each currency swap transaction on the next payment date. This amount will be equal to the net difference between the present value of the payments a Fund expects to receive and the present value of the payments the Fund expects to make. However, a Fund is not required to designate any assets in connection with currency swap transactions if the present value of the payments it expects to receive is greater than the present value of the payments it expects to make. Alternatively, the Fund may segregate an amount equal to the notional amount of the contract. For the purpose of determining the adequacy of the securities designated in connection with forward currency contracts and currency swap transactions, the value of the designated securities will be marked to market daily. If the market value of such securities declines or the designated securities become illiquid, additional cash or liquid assets will be designated daily so that the value of the designated securities will equal the amount of such commitments by the Fund.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage proxy hedging. Proxy hedging is often used when the currency to which the Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund’s portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Fund’s securities denominated in correlated currencies. For example, if the Adviser considers that the Canadian dollar is correlated to the Australian dollar, the Fund holds securities denominated in Canadian dollars and the Adviser believes that the value of the Canadian dollar will decline against the U.S. dollar, the Adviser may enter into a commitment or option to sell Australian dollars and buy U.S. dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, beginning on the date that the hedging transaction is consummated, the Fund will designate cash or liquid assets on its records in an amount sufficient to make payment for the foreign currency at the settlement date, to the extent that the Fund’s obligations are not otherwise “covered” through ownership of the underlying currency.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Certain foreign currency forwards are now regulated by the CFTC and many are expected eventually to be subject to mandatory exchange trading and clearing. Central clearing is expected to decrease counterparty risk and increase liquidity, but will not make such transactions risk free and may require a Fund to incur increased expenses.

Derivatives

Credit Default Swaps. The Bond Fund may enter into credit default swap agreements. Swap agreements are contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year and may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearing house that serves as central counterparty and exchange traded. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Bond Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Bond Fund may be either the buyer or seller in the transaction. If the Bond Fund is a buyer and no credit event occurs, the Bond Fund may recover nothing if the swap is held through its termination date. However, depending on the terms of the swap, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Bond Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Bond Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Bond Fund would be subject to exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if the Bond Fund had invested in the reference obligation directly since, in addition to general market risks, illiquidity risk associated with a particular issuer, and issuer credit risk, each of which will be similar in either case, credit default swaps are often illiquid and are subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, depending on the terms of the swap, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.

Swaps are regulated by the Commodity Futures Trading Commission (“CTFC”). Use of swaps can cause the Bond Fund to be subject to additional regulatory requirements, which may generate additional Fund expenses. The Bond Fund may be subject to mandatory central clearing and exchange-trading requirements for certain standardized credit default swaps (e.g., certain credit default swaps tied to an index). These requirements may reduce counterparty credit risk and increase liquidity, but will not make credit default swap transactions risk free and may require the Bond Fund to incur increased expenses to access the same types of swaps previously available on a bilateral basis. Depending on the swap, the margin required under the rules of the clearinghouse and by the futures commission merchant may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar uncleared swap. Regulators are expected to adopt rules imposing certain margin requirements, including minimums on uncleared swaps, which could change this comparison.

The Bond Fund’s obligations under a credit default swap agreement will be accrued daily and offset against any amounts owing to the Bond Fund. For credit default swaps that involve the sale of credit protection (e.g., the Bond Fund takes on the on the risk of a default in an underlying bond), the Bond Fund will segregate an amount equal to the notional amount of the contract. For credit default swaps that involve the purchase of credit protection (e.g., the Bond Fund takes on the obligation effectively to pay a premium for insurance), the Bond Fund will segregate an amount equal to the face amount of unpaid premiums. Such segregation will ensure that the Bond Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Bond Fund’s portfolio. Such segregation will not limit the Bond Fund’s exposure to loss.

Futures Transactions and Related Options. Each of the Funds may enter into futures contracts and options on futures contracts, as described below.

Futures Contracts. The Funds may purchase and sell futures contracts on securities and other instruments. Futures contracts are traded on organized exchanges regulated by the CFTC. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. The terms of futures contracts are set forth in the rules of the exchange on which the futures contracts are traded. The following provides a detailed description of the use of such futures contracts.

Description of Interest Rate Futures Contracts. Interest rate futures contracts are tied to interest-bearing instruments (such as U.S. Treasury notes) and may be used by the Funds to manage the risk that interest rates will move in an adverse direction. Selling an interest rate futures contract creates an obligation to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. Purchasing a futures contract creates an obligation to take delivery of the specific type of financial instrument at a specific future time at a specific price for contracts that require physical delivery, or a net payment, for cash-settled contracts. The specific securities delivered or taken, respectively, at settlement date, would not be determined until or near that date.

Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without making or taking delivery of securities. Closing out a futures contract is effected by the Fund’s entering into an offsetting futures contract for the same aggregate amount of the specific type of financial instrument and the same delivery date. Depending on the current price at which a Fund enters the offsetting transaction, the Fund will realize or pay the difference between the prices of the two contracts and realize a gain or a loss.

The Funds may sell an interest rate futures contract to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. However in the event of an increase in the market value of the portfolio securities, including the portfolio security being protected, the benefit of this increase would be reduced by the loss realized on closing out the futures contract sale. If interest rate levels did not change, the Fund might incur a loss (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

The Funds may purchase an interest rate futures contract when they are not fully invested in long-term bonds but wish to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter term securities whose yields are greater than those available on long-term bonds. A Fund’s basic motivation would be to maintain for a time the income advantage from investing in the short-term securities.

The Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain future date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes, selling of futures contracts to protect against expected increases in interest rates and purchasing futures contracts to offset the impact of interest rate declines.

Margin Payments. Unlike the purchase or sale of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The initial margin is a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract after all contractual obligations have been satisfied. On a daily basis, exchange rules require the calculation and transfer between the parties of that day’s gain or loss on the futures contract, a process known as “marking to market” and payment of “variation margin”. For example, when a Fund has purchased a futures contract and the price of the contract increases in response to a rise in the price of the underlying instruments, the Fund will be entitled to receive a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the futures contract declines in response to a decrease in the underlying instrument, the Fund would be required to make a variation margin payment. At any time prior to expiration of a futures contract, the Adviser may close the position by taking an offsetting position, subject to the availability of a secondary market. A final determination of variation margin is then made and paid by the applicable party, and the Fund realizes a loss or gain on the transaction.

Cover Requirements. With respect to futures contracts that are not contractually required to “cash-settle,” a Fund must cover its open positions by designating or segregating on its records cash or liquid assets equal to the contract’s notional value. For futures contracts that are contractually required to “cash-settle,” however, a Fund is permitted to designate cash or liquid assets in an amount equal to the Fund’s next daily marked-to-market (net) obligation, if any (i.e., the Fund’s daily net liability) rather than the notional value. By designating assets equal to only its net obligation under cash-settled forwards or futures the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

Risks of Transactions in Futures Contracts. There are several risks in connection with the use of futures by the Funds as hedging devices. One risk arises because of the imperfect correlation between movements in the price of futures and movements in the price of the instruments which are the subject of the hedge. The price of futures may move more than or less than the price of the instruments being hedged. If the price of futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective, but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instrument, the Fund will experience either a loss or gain on the futures contract that will not be completely offset by movements in the price of the instrument subject to the hedge. To compensate for the imperfect correlation of contrary movements in the price of instruments being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the

Adviser. Conversely, the Funds may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It is also possible that, when a Fund sells futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of the futures instruments held in the Fund may decline.

Where futures contracts are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities that were to be purchased and will have incurred transaction fees.

In addition, the price of futures contracts may not correlate perfectly with movement in the cash market due to certain market distortions. For example, an increase in volume in futures contracts due to offsetting transactions near the expiration of a contract could distort the normal relationship between the cash and futures markets. Also, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortions. These factors can mean that correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.

Positions in futures may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. There is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. When there is no liquid market, it may not be possible to close a futures contract, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin and make or take delivery of the underlying investment upon expiration of the futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover equity.

Successful use of futures to hedge portfolio securities can protect against adverse market movements but also can reduce potential gain. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts. The Funds may purchase and write options on the futures contracts described above. Buying a futures option gives the holder, in return for the premium paid, the right to buy from (call) or sell to (put) the writer of the option a futures contract at a specified price at a specified time or any time during the period of the option, depending on the terms of the options contract. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

Investments in futures options involve some of the same considerations that are involved in connection with investments in future contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

Interest Rate Swap Transactions. The Bond Fund may enter into interest rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Bond Fund than if the Bond Fund had invested directly in an instrument that yielded that desired return. Interest rate swap transactions involve the exchange by the Bond Fund with another party of commitments to pay or receive interest, such as an exchange of fixed rate payments in exchange for floating rate payments. Swaps are regulated by the CFTC. Use of swaps can cause the Bond Fund to be subject to additional regulatory requirements, which may generate additional Fund expenses. The Bond Fund is subject to mandatory central clearing and exchange-trading requirements for many standardized interest rate swaps. These requirements may reduce counterparty credit risk and increase liquidity, but will not make interest rate swap transactions risk free and may require the Bond Fund to incur increased expenses to access the same types of swaps previously available on a bilateral basis. Depending on the swap, the margin required under the rules of the clearinghouse and by the futures commission merchant may be in excess of the collateral required to be posted by the Bond Fund to support its obligations under a similar uncleared swap. Regulators are expected to adopt rules imposing certain margin requirements, including minimums on uncleared swaps, which could change this comparison.

Certain federal income tax requirements may limit the Bond Fund’s ability to engage in certain interest rate transactions. Gains from transactions in interest rate swaps distributed to shareholders of the Bond Fund will be taxable as ordinary income or, in certain circumstances, as long-term capital gains to the shareholders.

For cash settled swaps, beginning on the date the Bond Fund enters into a swap transaction, the Bond Fund will designate on its records cash or liquid assets sufficient to make payment for each swap transaction on the next payment date. This amount will be equal to the net difference between the present value of the payments the Bond Fund expects to receive and the present value of the payments the Bond Fund expects to make and will be monitored on a daily basis. Alternatively, the Bond Fund may segregate an amount equal to the notional amount of the contract. Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Bond Fund’s portfolio. Such segregation will not limit the Bond Fund’s exposure to loss. The Bond Fund is not required to designate any assets in connection with swap transactions if the present value of the payments it expects to receive is greater than the present value of the payments it expects to make.

Interest rate swaps are also subject to correlation, valuation, liquidity and leveraging risks. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Bond Fund would be lower than it would have been if interest rate swaps were not used. The swaps market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the interest rate swaps market has become relatively liquid in comparison with other similar instruments traded in the interbank market. It is possible that developments in the swaps market, including potential additional government regulation, could adversely affect the Bond Fund.

Options. Each of the Funds may purchase and sell put and call options, but will primarily write covered call options, purchase put options on securities held by the applicable Fund, or otherwise engage in options transactions that do not leverage the Fund. Such options may relate to particular securities and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves. For risks associated with options on foreign securities, see “Foreign Currency Transactions” above.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer of the option the obligation to buy, the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

The writer of an option that wishes to terminate its obligation may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer’s position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a “closing sale transaction.” The cost of such a closing purchase transaction plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no guarantee in any instance that either a closing purchase transaction or a closing sale transaction can be effected.

Effecting a closing sale transaction in the case of a written call option will permit the Funds to write another call option on the underlying security with either a different exercise price or expiration date or both. Also, effecting a closing sale transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing sale transaction prior to or concurrent with the sale of the security.

The Funds may write options in connection with buy-and-write transactions; that is, the Funds may purchase a security and then write a call option against that security. The Funds will determine the exercise price of the call based upon the expected price movement of the underlying security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”) or above (“out-of-the-money”) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the maximum gain to the relevant Fund will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund’s purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

In the case of writing a call option on a security, the option is “covered” if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration, such as conversion or exchange of other securities held by it, or, if additional cash consideration is required, the Fund has designated or “segregated” on its records cash or liquid assets equal in value to such amount. A call option is covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written, or (2) greater than the exercise price of the call written provided the Fund designates on its records cash or liquid assets equal to the difference. A Fund will limit its investment in uncovered put or call options purchased or written, measured by the exercise price in the case of a put or market value in the case of a call, by the Fund to 33 1/3% of the Fund’s total assets. A Fund will write put options only if they are covered by (1) designating on its records cash or liquid assets in an amount not less than the exercise price of the option at all times during the option period or (2) selling short the underlying security at a price at least equal to the strike price or purchasing a put option with a strike price at least equal to the strike price of the put option sold.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the relevant Fund’s gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund’s return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price.

The Funds may purchase put options to hedge against a decline in the value of their portfolios. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Funds may purchase call options to hedge against an increase in the price of securities that they anticipate purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked to market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by the Fund expires unexercised the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

There are several risks associated with transactions in options on securities and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. An option writer that is unable to effect a closing purchase transaction will not be able to sell the underlying security (in the case of a covered call option) or liquidate the segregated account (in the case of a secured put option) until the option expires or the optioned security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the security during such period.

There is no assurance that a Fund will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (an “Exchange”), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

Stock Index Futures, Options on Stock and Bond Indices and Options on Stock and Bond Index Futures Contracts. Each of the Funds may enter into stock index futures contracts, and purchase and sell options on stock and bond indices and options on stock and bond index futures contracts as described in the applicable Prospectus. The Funds may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and selling the underlying futures or purchasing and writing options directly on the underlying securities or indices. For example, the Funds may purchase put options or write call options on stock and bond index futures, rather than selling futures contracts, in anticipation of a decline in general stock or bond market prices or purchase call options or write put options on stock or bond index futures, rather than purchasing such futures, to hedge against possible increases in the price of securities which such Funds intend to purchase. Index futures and options are subject to the same types of risks as are described under “Futures Transactions and Related Options” above.

A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indices, such as the Standard & Poor’s 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indices, such as the Standard & Poor’s 100 or indices based on an industry or market segment, such as oil and gas stocks. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

A bond index assigns relative values of the bonds included in the index and the index fluctuates with changes in the market values of the bonds included. The Chicago Board of Trade has designed a futures contract based on the Bond Buyer Municipal Bond Index. This Index is composed of 40 term revenue and general obligation bonds and its composition is updated regularly as new bonds meeting the criteria of the Index are issued and existing bonds mature. The Index is intended to provide an accurate indicator of trends and changes in the municipal bond market. Each bond in the Index is independently priced by six dealer-to-dealer municipal bond brokers daily. The 40 prices then are averaged and multiplied by a coefficient. The coefficient is used to maintain the continuity of the Index when its composition changes.

Options on stock and bond indices are similar to options on specific securities, described above, except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock or bond index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock or bond index is greater than, in the case of a call option, or less than, in the case of a put option, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock or bond indices are in cash, and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks.

A Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

For example, if the Adviser expects general stock or bond market prices to rise, it might enter into a long stock index futures contract, or purchase a call option on that index, as a hedge against an increase in prices of particular securities it ultimately wants to buy. If in fact the index does rise, the price of the particular securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the relevant Fund’s futures contract or index option resulting from the increase in the index. If, on the other hand, the Adviser expects general stock or bond market prices to decline, it might take a short position in a futures contract, or purchase a put option, on the index. If that index does in fact decline, the value of some or all of the securities in the relevant Fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund’s position in such futures contract or put option.

Other Investments and Investment Practices

Borrowing. Each Fund is authorized to borrow money as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Borrowing may be unsecured. No Fund intends to borrow money for leveraging purposes.

The 1940 Act requires a mutual fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage declines as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds. A Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fees to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Each Fund may, in connection with permissible borrowings, transfer, as collateral, securities owned by the Fund. However, borrowing may be unsecured.

Convertible Securities. Each Fund may invest in convertible securities, which include bonds or preferred stocks that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. Convertible securities offer the Fund a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock. However, convertible securities generally have less potential for gain or loss than common stocks. Furthermore, the yield provided by convertible securities is generally lower than comparable non-convertible securities. In addition, convertible securities may be sensitive to changes in interest rates. Therefore, the value of a convertible security may rise as interest rates fall and may decrease as interest rates rise.

Guaranteed Investment Contracts and Funding Agreements. The Bond Fund may make limited investments in guaranteed investment contracts (“GICs”) or funding agreements issued by U.S. insurance companies. GICs and funding agreements are normally general obligations of the issuing insurance company. In some cases funding agreements may be part of an insurance company’s separate account, but they still benefit from a guarantee from the general account. Pursuant to a GIC or a funding agreement, the Bond Fund makes cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits the Fund on a periodic basis with interest that is based on an index. The Bond Fund will only purchase GICs or funding agreements from insurance companies that, at the time of purchase, have assets of $1 billion or more and meet quality and credit standards established by the Adviser pursuant to guidelines approved by the Board. Generally, GICs and funding agreements are not assignable or transferable without the permission of the issuing insurance company, and an active secondary market in GICs and funding agreements does not currently exist. Therefore, GICs and funding agreements will normally be considered illiquid investments, and will be acquired subject to the Bond Fund’s limitation on illiquid investments. As such, GICs are generally subject to the same risks as other illiquid securities.

Illiquid Securities. Each of the Funds may invest up to 15% of the value of its net assets (determined at time of acquisition) in securities that are illiquid. If, after the time of acquisition, events cause this limit to be exceeded, the Fund will take steps to reduce the aggregate amount of illiquid securities within a time frame deemed to be in the best interest of the Fund.

Illiquid securities cannot be sold or disposed of in the ordinary course of business within seven (7) days at approximately the prices at which a Fund has valued them. Difficulty in selling illiquid securities may result in a loss to a Fund. Illiquid securities generally include securities for which there is a limited trading market, repurchase agreements and time deposits with notice/termination dates in excess of seven days, and certain securities that are subject to trading restrictions because they are not registered under the Securities Act. This includes restricted securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act (“Rule 144A securities”) and commercial obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the Securities Act (“Section 4(2) commercial paper”), unless the Adviser determines that such securities are liquid. The Adviser will determine the liquidity of such investments pursuant to guidelines established by the Board.

It is possible that unregistered securities purchased by a Fund in reliance upon Rule 144A could have the effect of increasing the level of the Fund’s illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

Initial Public Offerings (“IPOs”). The Funds may invest in securities that are made available in IPOs. IPO securities may be volatile, and a Fund cannot predict whether its investments in IPOs will be successful. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. Any short-term trading in connection with IPO investments could produce higher trading costs and adverse tax consequences. As a Fund grows in size, the positive effect of any IPO investments on the Fund may decrease.

Money Market Instruments. Each Fund may invest in money market instruments, which are high-quality, short-term instruments, including commercial paper, bankers’ acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term U.S. government securities.

Master Limited Partnerships (“MLPs”). Each Equity Fund may invest in master limited partnerships in which ownership interests are publicly traded. The majority of MLPs operate in the energy sector, particularly in energy infrastructure industries such as pipelines, which provide stable income streams. Fees that pipelines are able to charge are highly regulated by the U.S. government; therefore, these types of MLPs are subject to the risk that regulatory action will decrease fee levels.

Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (including a Fund that invests in an MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement. Limited partners do not have voting rights in an MLP. The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation.

Since MLPs are structured as partnerships they generally do not pay corporate income taxes. Taxes are only paid when distributions are received, thus avoiding the double taxation faced by investors in corporations. MLPs face stringent provisions including the requirement to pay minimum quarterly distributions to limited partners, by contract. Thus, the distributions of MLPs tend to be predictable and provide current income to investors. As with high-yielding equities, MLPs are often more appealing to investors at times of low interest rates, as this results in higher yields for MLPs relative to bonds and money market instruments. Increasing interest rates would result in lower relative yields versus other alternative assets.

MLPs generally enjoy the same tax treatment as limited liability companies (“LLCs”) taxed as partnerships; that is, they are non-taxable entities with a tax shield on distributions, thus avoiding the double taxation of corporate profits. If MLPs were no longer able to pass through taxes to limited partners a large benefit of investing in MLPs would be removed.

The general partner in an MLP has what are called Incentive Distribution Rights (“IDRs”). IDRs are terms defined in the MLP partnership, which allow for the general partner to claim a higher proportion of incremental amounts of the distribution payments as these payments grow over specified levels. This is designed to provide general partners with a strong incentive to increase distributions, further enhancing the appeal of MLPs based on large, growing distributions. On the other hand, it raises the cost of equity for the MLP and can dilute the ownership claim of limited partners.

The profitability of MLPs could be adversely affected by changes in the regulatory environment. Most MLPs’ assets are heavily regulated by federal and state governments in diverse matters, such as the way in which certain MLP assets are constructed, maintained and operated and the prices MLPs may charge for their services. Such regulation can change over time in scope and intensity. For example, a particular by-product of an MLP process may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Moreover, many state and federal environmental laws provide for civil as well as regulatory remediation, thus adding to the potential exposure an MLP may face. Extreme weather patterns could result in significant volatility in the supply of energy and power. This volatility may create fluctuations in commodity prices and earnings of companies in the energy infrastructure industry and could adversely impact the value of the interests in an MLP.

Other Investment Companies. Each Fund may invest in securities issued by other investment companies, including exchange-traded funds (“ETFs”). As a shareholder of another investment company, a Fund will bear its pro rata portion of the other investment company’s expenses, including investment advisory and administration fees. These expenses would be in addition to the expenses each Fund bears directly in connection with its own operations. Except as described in the following paragraphs, each Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of a Fund’s total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund.

These limitations do not apply to investments in investment companies through a master-feeder type arrangement or to investments made in reliance on In addition, to the extent allowed by law or regulation, each Fund may invest its assets in securities of investment companies that are money market funds, including those that may be affiliated with the Adviser, in excess of the limits discussed above provided that either: (1) the acquiring Fund pays no “sales charge” or “service fee” (as each of those terms is defined in the FINRA Conduct Rules); or (2) the Adviser waives its advisory fee in an amount necessary to offset any such sales charge or service fee.

For purposes of this investment restriction, a “money market fund” is either: (1) an open-end investment company registered under the 1940 Act and regulated as a money market fund in accordance with Rule 2a-7 under the 1940 Act; or (2) a company that is exempt from registration as in investment company under Sections 3(c)(1) or 3(c)(7) of the 1940 Act and that: (a) limits its investments to those permitted under Rule 2a-7 under the 1940 Act; and (b) undertakes to comply with all the other requirements of Rule 2a-7, except that, if the company has no board of directors, the company’s investment adviser performs the duties of the board of directors.

Each of the Funds may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with both changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which their shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Examples of ETFs include: iShares, SPDRs®, Select Sector SPDRs® and NASDAQ 100 Shares. Pursuant to an order issued by the SEC exempting certain ETFs from Section 12(d)(1) of the 1940 Act (SEC Order”), in addition to procedures approved by the Board, each Fund may invest in certain ETFs in excess of the 5% and 10% limits described above, provided it complies with the conditions of the relevant SEC Order, as it may be amended, and any other applicable investment limitations.

Rights and Warrants. Each Equity Fund may purchase common stock rights and warrants separately or may receive them as part of a unit or attached to securities purchased. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set time period. Subscription rights normally have a short life span to expiration.

At the time of issuance, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This effect enables the investor to gain exposure to the underlying security with a relatively low capital investment but increases an investor’s risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.

The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

Real Estate-Related Securities. Each Equity Fund may invest in real estate investment trusts (“REITs”). None of the Funds will invest in real estate directly. REITs pool investors’ funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year.

REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

REITs may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks). These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates. In addition to these risks, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, equity and mortgage REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Code, as amended, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.

Short Sales. Each Fund may engage in short sales, including short sales against the box. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. A short sale against the box is a short sale where at the time of the sale, a Fund owns or has the right to obtain securities equivalent in kind and amounts. To complete a short sale transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to pay to the lender amounts equal to any interest or dividends which accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. There will also be other costs associated with short sales.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest or dividends a Fund may be required to pay in connection with a short sale, and will be also decreased by any transaction or other costs.

Until a Fund replaces a borrowed security in connection with a short sale, a Fund will (a) designate on its records as collateral cash or liquid assets at such a level that the designated assets plus any amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with applicable law. The amount designated on a Fund’s records will be marked to market daily and at no time will the sum of the amount so designated and the amount deposited with the broker as collateral be less than the market value of the securities at the time they sold short. This may limit a Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

There is no guarantee that a Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that a Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when a Fund is unable to borrow the same security from another lender. If that occurs, a Fund may be “bought in” at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price.

Short sales also involve other costs. A Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. In addition, to borrow the security, a Fund may be required to pay a premium. A Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for a Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses a Fund may be required to pay in connection with the short sale.

In addition to the short sales discussed above, a Fund may make short sales “against the box,” a transaction in which a Fund enters into a short sale of a security that a Fund owns or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain at no additional cost. A Fund does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Fund effects a short sale of securities against the box at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if a Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied.

Temporary Defensive Measures. Each Fund typically minimizes its cash holdings in an effort to provide investors with full market exposure to the particular asset class or classes represented by the Fund. This approach, which avoids trying to time broad market movements, allows investors to make their own asset allocation decisions. From time to time, however, each Fund temporarily may, but is not required to, invest all or any portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and exchange-traded funds, in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions.

Interfund Borrowing and Lending. The Funds have obtained an exemptive order from the SEC allowing them to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (the “Interfund Lending Program”). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (an “Interfund Loan”), subject to meeting the conditions of the SEC exemptive order. All Interfund Loans would consist only of uninvested cash reserves that the lending Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

If a Fund has outstanding bank borrowings, any Interfund Loans to the Fund would: (a) be at an interest rate equal to or lower than that of any outstanding bank borrowing, (b) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, that event of default by the Fund will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the master interfund lending agreement, entitling the lending Fund to call the Interfund Loan immediately (and exercise all rights with respect to any collateral), and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.

A Fund may borrow on an unsecured basis through the Interfund Lending Program only if the relevant borrowing Fund’s outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets, provided that if the borrowing Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the lending Fund’s Interfund Loan will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a borrowing Fund’s total outstanding borrowings immediately after an Interfund Loan would be greater than 10% of its total assets, the Fund may borrow through the Interfund Lending Program only on a secured basis. A Fund may not borrow under the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets or any lower threshold provided for by the Fund’s fundamental restriction or nonfundamental policy.

No Fund may lend to another Fund through the Interfund Lending Program if the loan would cause the lending Fund’s aggregate outstanding loans through the Interfund Lending Program to exceed 15% of its current net assets at the time of the loan. A Fund’s Interfund Loans to any one Fund shall not exceed 5% of the lending Fund’s net assets. The duration of Interfund Loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days, and for purposes of this condition, loans effected within seven days of each other will be treated as separate loan transactions. Each Interfund Loan may be called on one business day’s notice by a lending Fund and may be repaid on any day by a borrowing Fund. The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund borrowing and lending are designed to minimize the risks associated with interfund borrowing and lending for both a lending Fund and a borrowing Fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the Interfund Loan could be called on one business day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan is not available from another Fund. Interfund Loans are subject to the risk that a borrowing Fund could be unable to repay the loan when due, and a delay in repayment to a lending Fund or from a borrowing Fund could result in a lost investment opportunity or additional costs. No Fund may borrow more than the amount permitted by its investment limitations. The Interfund Lending Program is subject to the oversight and periodic review of the Board.

Securities Lending. A Fund may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S.Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities of any Fund loaned will not at any time exceed one-third (or such other lower limit as established from time to time) of the total assets of the Fund. In addition, it is anticipated that a Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by a Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund will not lend portfolio securities to borrowers affiliated with the Fund.

Additional Risk Factors and Special Considerations

New or Smaller Funds. Funds with limited operating history and smaller Funds may involve additional risk. For example, there can be no assurance that a new or smaller Fund will grow to or maintain an economically viable size. Should a Fund not grow to or maintain an economically viable size, the Board of Trustees may determine to liquidate the Fund. Although the interests of shareholders in each Fund are the principal concern of the Board, in the event the Board determines to liquidate a Fund, the timing of any possible liquidation might not be favorable to certain individual shareholders.

S&P 500 Index Fund. Traditional methods of fund investment management typically involve relatively frequent changes in a portfolio of securities on the basis of economic, financial and market analysis. The S&P 500 Index

Fund is not managed in this manner. Instead, the Adviser purchases and sells securities for the S&P 500 Index Fund in an attempt to produce investment results that substantially duplicate the investment composition and performance of the S&P 500® Index, taking into account redemptions, sales of additional S&P 500 Index Fund shares, and other adjustments as described below.

The S&P 500 Index Fund generally expects to hold all of the stocks included in the S&P 500® Index on the basis of each stock’s weighted capitalization in such index. The Adviser does not intend to screen securities for investment by the S&P 500 Index Fund by traditional methods of financial and market analysis; however the Adviser may remove stocks of companies which exhibit extreme financial distress or which may impair for any reason the S&P 500 Index Fund’s ability to achieve its investment objective. If an issuer drops in ranking, or is eliminated entirely from the S&P 500® Index, the Adviser may be required to sell some or all of the common stock of such issuer then held by the S&P 500 Index Fund. Such sales of portfolio securities may be made at times when, if the Adviser were not required to effect purchases and sales of portfolio securities in accordance with the S&P 500® Index, the securities might not otherwise be sold. These sales may result in lower prices for such securities than may have been realized or in losses that may not have been incurred if the Adviser were not required to effect the purchases and sales. The failure of an issuer to declare or pay dividends, potentially materially adverse legal proceedings against an issuer, the existence or threat of defaults materially and adversely affecting an issuer’s future declaration and payment of dividends, or the existence of other materially adverse credit factors will not necessarily be the basis for the disposition of portfolio securities, unless such event causes the issuer to be eliminated entirely from the S&P 500® Index.

Redemptions of a substantial number of shares of the S&P 500 Index Fund could reduce the number of issuers represented in the S&P 500 Index Fund’s investment portfolio, increase trading costs and/or increase hedging activities (such as the purchase or sale of options on indices or futures contracts), which could, in turn, adversely affect the accuracy with which the Fund tracks the performance of the S&P 500® Index.

While the S&P 500 Index Fund will invest primarily in the common stocks that constitute the S&P 500® Index in accordance with the relative capitalization as described above, it is possible that the S&P 500 Index Fund will from time to time receive, as part of a “spin-off” or other corporate reorganization of an issuer included in the S&P 500® Index, securities that are themselves outside the S&P 500® Index. Such securities will be disposed of by the S&P 500 Index Fund in due course consistent with the Fund’s investment objective.

In addition, the S&P 500 Index Fund may invest in Standard & Poor’s Depositary Receipts (“SPDRs”). SPDRs are securities that represent ownership in a SPDR Trust, unit investment trusts which are intended to provide investment results that generally correspond to the price and yield performance of an S&P® index. SPDR interest holders are paid a “Dividend Equivalent Amount” that corresponds to the amount of cash dividends accruing to the securities in the SPDR Trust, net of certain fees and expenses charged to the Trust. Because of these fees and expenses, the dividend yield for SPDRs may be less than that of the index it represents.

The S&P 500 Index Fund may also purchase put and call options on the S&P 500® Index that are traded on national securities exchanges. In addition, the S&P 500 Index Fund may enter into transactions involving futures contracts (and futures options) on the S&P 500® Index and may purchase securities of other investment companies that are structured to seek a similar correlation to the S&P 500® Index. These transactions are effected in an effort to have fuller exposure to price movements in the S&P 500® Index pending investment of purchase orders or while maintaining liquidity to meet potential shareholder redemptions. Transactions in option and stock index futures contracts may be desirable to hedge against a price movement in the S&P 500® Index at times when the S&P 500 Index Fund is not fully invested in stocks that are included in the S&P 500® Index. For example, by purchasing a futures contract, the S&P 500 Index Fund may be able to reduce the potential that cash inflows will disrupt its ability to track the S&P 500® Index, since the futures contracts may serve as a temporary substitute for stocks which may then be purchased in an orderly fashion. Similarly, because futures contracts only require a small initial margin deposit, the S&P 500 Index Fund may be able, as an effective matter, to be fully invested in the S&P 500® Index while keeping a cash reserve to meet potential redemptions.

The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by S&P®. S&P® makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500® Index to track general stock market performance. S&P®’s only relationship to the S&P 500 Index Fund is the licensing of certain trademarks and trade names of S&P® and of the indexes which are determined, composed and calculated by S&P® without regard to the Fund. S&P® has no obligation to take the needs of the Fund or the owners of the S&P 500 Index Fund into consideration in determining, composing or calculating the indexes. S&P® is not responsible for and has not participated in the determination of the price of the S&P 500 Index Fund or the timing of the issuance or sale of the S&P 500 Index Fund or in the determination or calculation of the equation by which the S&P 500 Index Fund is converted into cash. S&P® has no obligation or liability in connection with the administration, marketing or trading of the S&P 500 Index Fund.

S&P® does not guarantee the accuracy and/or the completeness of the S&P 500® Index or any data included therein and S&P® shall have no liability for any errors, omissions, or interruptions therein. S&P® makes no warranty, express or implied, as to results to be obtained by the S&P 500 Index Fund, owners of the S&P 500 Index Fund, or any other person or entity from the use of the S&P 500® Index or any data included therein. S&P® makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500® Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P® have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

“Standard & Poor’s®”, “S&P®” and “S&P 500®”, “S&P MidCap 400®”, “Standard & Poor’s MidCap 400”, “400”, “S&P SmallCap 600®”, “Standard & Poor’s SmallCap 600” and “600” are trademarks of McGraw-Hill Companies, Inc. and have been licensed for use by the Funds.

Brexit.  In a referendum held on June 23, 2016, the United Kingdom (UK) voted by a narrow majority to leave the European Union (“Brexit”).  For the time being, the UK remains a member of the European Union (EU), and all existing EU-derived laws and regulations continue to apply in the UK.  However, the uncertainty as to the timing and nature of the UK’s exit and future relationship with the EU has resulted in market and currency volatility, and there are potentially major implications for business and issuers.

Brexit adds to the structural stresses in the countries which use the Euro as currency (“Eurozone”), and the EU, generally, that have contributed to global economic and market uncertainty over several years.  A central issue for the UK in negotiating the terms of its exit will be its relationship with the EU going-forward.  The resulting uncertainty may adversely affect business activity and economic conditions across the Eurozone and the EU, generally. This uncertainty may increase as one or more EU countries may come under pressure to leave the EU as well.  The exit of other countries from the EU, or the perception that other countries may leave, could have a material adverse effect on economic growth or business activity in the UK, the Eurozone and the entire EU.

Special Risks Related to Cyber Security.  The Funds and their service providers have administrative and technical safeguards in place with respect to information security. Nevertheless, the Funds and their service providers are potentially susceptible to operational and information security risks resulting from a cyber-attack as the Funds are highly dependent upon the effective operation of their computer systems and those of their business partners. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting the Adviser, Victory Capital Advisers, Inc. (the “Distributor,”), the Funds, the custodian, the transfer agent, financial intermediaries and other affiliated or third-party service providers may adversely affect the Funds and their shareholders owners. For instance, cyber-attacks may interfere with the processing of Fund transactions, including the processing of orders, impact a Fund’s ability to calculate net asset values, cause the release and possible destruction of confidential customer or business information, impede trading, subject a Fund and/or its service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which a Fund invests, which may cause a Fund’s investments to lose value. A Fund may also incur additional costs for cyber security risk management in the future. Although the Funds and their service providers have adopted security procedures to minimize the risk of a cyber-attack, there can be no assurance that the Funds or their service providers will avoid losses affecting the Funds due to cyber-attacks or information security breaches in the future.

DETERMINING NET ASSET VALUE (“NAV”) AND VALUING PORTFOLIO SECURITIES.

Each Fund’s NAV is determined and the shares of each Fund are priced as of the valuation time(s) indicated in the Prospectuses on each Business Day. A “Business Day” is a day on which the New York Stock Exchange, Inc. (the “NYSE”) is open. The Bond Fund is authorized to close earlier than is customary for a Business Day upon the recommendation of both the Securities Industry and Financial Markets Association and the Adviser. In the event that the Bond Fund closes earlier than is customary for a Business Day, the Fund’s NAV calculation for that day will occur as of the time of the earlier close. The NYSE will not open in observance of the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Federal Reserve Bank of Cleveland is closed on Columbus Day and Veterans Day.

Investment Company Securities

Shares of another open-end investment company (mutual fund) held by a Fund are valued at the latest closing NAV of such mutual fund. Shares of ETFs are valued in the manner described below under “Equity Securities.”

Fixed Income Securities

Fixed income securities held by the Funds are valued on the basis of security valuations provided by an independent pricing service, approved by the Board, that determines value by using information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities and various relationships between securities. Specific investment securities that are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost that approximates market value. Investment securities not having readily available market quotations will be priced at fair value using a methodology approved in good faith by the Board.

Equity Securities

Each equity security (including ETFs) held by a Fund is valued at the closing price on the exchange where the security is principally traded. Each security traded in the over-the-counter market (but not including securities the trading activity of which is reported on NASDAQ’s Automated Confirmation Transaction (“ACT”) System) is valued at the bid based upon quotes furnished by market makers for such securities. Each security the trading activity of which is reported on NASDAQ’s ACT System is valued at the NASDAQ Official Closing Price. Convertible debt securities are valued in the same manner as any debt security. Non-convertible debt securities are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-sized trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics, and other market data. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers in a manner specially authorized by the Board. Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost, except for convertible debt securities. For purposes of determining NAV, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE.

Generally, trading in foreign securities, corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the NAV of each Fund’s shares generally are determined at such times. Foreign currency exchange rates are also generally determined prior the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE. If events affecting the value of securities occur during such a period, and a Fund’s NAV is materially affected by such changes in the value of the securities, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board.

International Funds

Time zone arbitrage. The International Funds invest a significant amount of their assets in foreign securities, which may expose them to attempts by investors to engage in “time-zone arbitrage.” Using this technique, investors seek to take advantage of differences in the values of foreign securities that might result from events that occur after the close of the foreign securities market on which a security is traded and before the close of the NYSE that day, when the Funds calculate their net asset value.

If successful, time zone arbitrage might dilute the interests of other shareholders. The International Funds use “fair value pricing” under certain circumstances, to adjust the closing market prices of foreign securities to reflect what the Adviser and the Board consider to be their fair value. Fair value pricing may also help to deter time zone arbitrage.

Fair value pricing for the International Funds. If market quotations are not readily available, or (in the Adviser’s judgment) do not accurately reflect the fair value of a security, or if after the close of the principal market on which a security held by an International Fund is traded and before the time as of which the International Fund’s net asset value is calculated that day, an event occurs that the Adviser learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, that security may be valued by another method that the Board believes would more accurately reflect the security’s fair value.

The Board has adopted valuation procedures for the Funds and has delegated the day-to-day responsibility for fair valuation determinations to the Adviser and its Pricing Committee. Those determinations may include consideration of recent transactions in comparable securities, information relating to a specific security, developments in and performance of foreign securities markets, current valuations of foreign or U.S. indices, and adjustment co-efficients based on fair value models developed by independent service providers. The Adviser may, for example, adjust the value of portfolio securities based on fair value models supplied by the service provider when the Adviser believes that the adjustments better reflect actual prices as of the close of the NYSE.

The International Funds’ use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that an International Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the Fund determines its net asset value per share.

Other Valuation Information

Generally, trading in foreign securities, corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the NAV of each Fund’s shares generally are determined at such times. Foreign currency exchange rates are also generally determined prior the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE. If events affecting the value of securities occur during such a period, and a Fund’s NAV is materially affected by such changes in the value of the securities, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board.

Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued as determined in good faith in accordance with procedures approved by the Board.

PERFORMANCE

From time to time, the “standardized yield,” “distribution return,” “dividend yield,” “average annual total return,” “total return,” and “total return at NAV” of an investment in each class of the Fund shares may be advertised. An explanation of how yields and total returns are calculated for each class and the components of those calculations are set forth below.

Yield and total return information may be useful to investors in reviewing a Fund’s performance. A Fund’s advertisement of its performance must, under applicable SEC rules, include the average annual total returns for each class of shares of a Fund for the 1, 5 and 10-year period (or the life of the class, if less) as of the most recently ended calendar quarter. This enables an investor to compare the Fund’s performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. Investments in a Fund are not insured; their yield and total return are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor’s shares may be worth more or less than their original cost. Yield and total return for any given past period are not a prediction or representation by the Trust of future yields or rates of return on its shares. The yield and total returns of the Funds are affected by portfolio quality, portfolio maturity, the types of investments held and operating expenses.

Standardized Yield. The “yield” (referred to as “standardized yield”) of the Funds for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the SEC that apply to all funds that quote yields:

Standardized Yield = 2 [(a-b + 1)6 - 1]

cd

The symbols above represent the following factors:

a = dividends and interest earned during the 30-day period.

b = expenses accrued for the period (net of any expense reimbursements).

c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.

d = the maximum offering price per share of the class on the last day of the period, adjusted for undistributed net investment income.

The standardized yield of a class of shares for a 30-day period may differ from its yield for any other period. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by a Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from a Fund’s portfolio investments calculated for that period. The standardized yield may differ from the “dividend yield” of that class, described below. Additionally, because each class of shares of a Fund is subject to different expenses, it is likely that the standardized yields of the share classes of the Funds will differ.

Dividend Yield and Distribution Returns. From time to time a Fund may quote a “dividend yield” or a “distribution return” for each class. Dividend yield is based on the dividends of a class of shares derived from net investment income during a one-year period. Distribution return includes dividends derived from net investment income and from net realized capital gains declared during a one-year period. The distribution return for a period is not necessarily indicative of the return of an investment since it may include capital gain distributions representing gains not earned during the period. Distributions, since they result in the reduction in the price of Fund shares, do not, by themselves, result in gain to shareholders. The “dividend yield” is calculated as follows:

Dividend Yield of the Class	=	Dividends of the Class for a Period of One-Year
Max. Offering Price of the Class (last day of period)

For Class A shares, the maximum offering price includes the maximum front-end sales charge.

From time to time similar yield or distribution return calculations may also be made using the Class A NAV (instead of its respective maximum offering price) at the end of the period.

Total Returns — General. Total returns assume that all dividends and net capital gains distributions during the period are reinvested to buy additional shares at NAV and that the investment is redeemed at the end of the period. After-tax returns reflect the reinvestment of dividends and capital gains distributions less the taxes due on those distributions. After-tax returns are calculated using the highest individual federal marginal income tax rates in effect on the reinvestment date and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown in the Prospectuses.

Total Returns Before Taxes. The “average annual total return before taxes” of a Fund, or of each class of a Fund, is an average annual compounded rate of return before taxes for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n”) to achieve an Ending Redeemable Value (“ERV”), according to the following formula:

(ERV/P)1/n-1 = Average Annual Total Return Before Taxes

The cumulative “total return before taxes” calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:

ERV - P	=	Total Return Before Taxes
P

Total Returns After Taxes on Distributions. The “average annual total return after taxes on distributions” of a Fund, or of each class of a Fund, is an average annual compounded rate of return after taxes on distributions for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n”) to achieve an ending value at the end of the periods shown (“ATVD”), according to the following formula:

(ATVD/P)1/n-1 = Average Annual Total Return After Taxes on Distributions

Total Returns After Taxes on Distributions and Redemptions. The “average annual total return after taxes on distributions and redemptions” of a Fund, or of each class of a Fund, is an average annual compounded rate of return after taxes on distributions and redemption for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n”) to achieve an ending value at the end of the periods shown (“ATVDR”), according to the following formula:

(ATVDR/P)1/n-1 = Average Annual Total Return After Taxes on Distributions and Redemptions

The cumulative “total return after taxes on distributions and redemptions” calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year. Its calculation uses some of the same factors as average annual total return after taxes on distributions and redemptions, but it does not average the rate of return on an annual basis. Total return after taxes on distributions is determined as follows:

ATVDR - P = Total Return After Taxes on Distributions and Redemptions

P

From time to time the Funds also may quote an “average annual total return at NAV” or a cumulative “total return at NAV.” It is based on the difference in NAV at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end sales charges or contingent deferred sales charges (“CDSC”) and takes into consideration the reinvestment of dividends and capital gains distributions.

Other Performance Comparisons

From time to time a Fund may publish the ranking of its performance or the performance of a particular class of Fund shares by Lipper, Inc. (“Lipper”), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies and ranks the performance of the Funds and their classes against all other funds in similar categories, for both equity and fixed income funds. The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

From time to time a Fund may publish its rating or that of a particular class of Fund shares by Morningstar, Inc., an independent mutual fund monitoring service that rates mutual funds, in broad investment categories (domestic equity, international equity, taxable bond, or municipal bond) monthly, based upon each Fund’s three, five and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five rating categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2) and lowest (1).

The total return on an investment made in a Fund or in a particular class of Fund shares may be compared with the performance for the same period of one or more broad-based securities market indices, as described in the Prospectuses. These indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices. The Funds’ total returns also may be compared with the Consumer Price Index, a measure of change in consumer prices, as determined by the U.S. Bureau of Labor Statistics.

From time to time, the yields and the total returns of the Funds or of a particular class of Fund shares may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. A Fund also may include calculations in such communications that describe hypothetical investment results. (Such performance examples are based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. “Compounding” refers to the fact that, if dividends or other distributions on a Fund’s investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of a Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

A Fund also may include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of a Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills.

From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund, as well as the views of the Adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund). A Fund also may include in advertisements, charts, graphs or drawings that illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stock, bonds and Treasury bills, as compared to an investment in shares of a Fund, as well as charts or graphs that illustrate strategies such as dollar cost averaging and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or communications may include symbols, headlines or other material that highlight or summarize the information discussed in more detail therein. With proper authorization, a Fund may reprint articles (or excerpts) written regarding a Fund and provide them to prospective shareholders. The Funds’ performance information is generally available by calling toll free 800-539-FUND (800-539-3863).

Investors also may judge, and a Fund may at times advertise, the performance of a Fund or of a particular class of Fund shares by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings. In addition to yield information, general information about a Fund that appears in a publication may also be quoted or reproduced in advertisements or in reports to shareholders.

Advertisements and sales literature may include discussions of specifics of a portfolio manager’s investment strategy and process, including, but not limited to, descriptions of security selection and analysis. Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management and its investment philosophy.

When comparing yield, total return and investment risk of an investment in shares of a Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of a Fund. For example, CDs may have fixed rates of return and may be insured as to principal and interest by the FDIC, while a Fund’s returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government.

ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

The NYSE holiday closing schedule indicated in this SAI under “Determining Net Asset Value (“NAV”) and Valuing Portfolio Securities” is subject to change. When the NYSE is closed or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to warrant such action, the Funds may not be able to accept purchase or redemption requests. A Fund’s NAV may be affected to the extent that its securities are traded on days that are not Business Days. Each Fund reserves the right to reject any purchase order in whole or in part.

The Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund during any 90-day period for any one shareholder. The remaining portion of the redemption may be made in securities or other property, valued for this purpose as they are valued in computing the NAV of each class of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and may incur additional costs as well as the associated inconveniences of holding and/or disposing of such securities or other property.

Pursuant to Rule 11a-3 under the 1940 Act, the Funds are required to give shareholders at least 60 days’ notice prior to terminating or modifying a Fund’s exchange privilege. The 60-day notification requirement may, however, be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or CDSC ordinarily payable at the time of exchange or (2) a Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

The Funds reserve the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in the Adviser’s judgment, a Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise be adversely affected.

Each Fund has authorized one or more brokers or other financial services institutions to accept on its behalf purchase and redemption orders. Such brokers or other financial services institutions are authorized to designate plan administrators and other intermediaries to accept purchase and redemption orders on a Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or other financial services institutions, or, if applicable, a broker’s or other financial services institutions authorized designee, accepts the order. Customer orders will be priced at each Fund’s NAV next computed after they are accepted by an authorized broker or other financial services institutions or the broker’s or other financial services institution’s authorized designee.

If you hold your Fund shares in an account established with a financial intermediary, contact your financial intermediary in advance of placing a request for an exchange to confirm your ability to exchange with a particular Fund.

Purchasing Shares

Alternative Sales Arrangements — Class A, C, I, R, R6 and Y Shares. Alternative sales arrangements permit an investor to choose the method of purchasing shares that is more beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. When comparing the classes of shares, when more than one is offered in the same Fund, investors should understand that the purpose and function of the Class C and Class R asset-based sales charge are the same as those of the Class A initial sales charge. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares in comparison to another class of shares. Generally, Class A shares have lower ongoing expenses than Class C or Class R shares, but are subject to an initial sales charge. Which class would be advantageous to an investor depends on the number of years the shares will be held. Over very long periods of time, the lower expenses of Class A shares may offset the cost of the Class A initial sales charge. Not all Investment Professionals will offer all classes of shares.

Each class of shares represents interests in the same portfolio investments of a Fund. However, each class has different shareholder privileges and features. The net income attributable to a particular class and the dividends payable on these shares will be reduced by incremental expenses borne solely by that class, including any asset-based sales charge to which these shares may be subject.

No initial sales charge is imposed on Class C shares. The Distributor, may pay sales commissions to dealers and institutions who sell Class C shares of the Trust at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution. The Distributor will retain all payments received by it relating to Class C shares for the first year after they are purchased. After the first full year, the Distributor will make monthly payments in the amount of 0.75% for distribution services and 0.25% for personal shareholder services to dealers and institutions based on the average NAV of Class C shares, which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. Some of the compensation paid to dealers and institutions is recouped through the CDSC imposed on shares redeemed within 12 months of their purchase. Class C shares are subject to the Rule 12b-1 fees described in the SAI under “Rule 12b-1 Distribution and Service Plans.” There is no automatic conversion feature applicable to Class C shares, although financial institutions may be permitted to exchange class C shares for a share class with lower expenses under circumstances described in a Fund’s Prospectus. Any options with respect to the reinvestment of distributions made by the Funds to Class C shareholders are offered only by the broker through whom the shares were acquired.

No initial sales charges or CDSCs are imposed on Class R shares. Class R shares are subject to the Rule 12b-1 fees described in this SAI under “Rule 12b-1 Distribution and Service Plans.” There is no automatic conversion feature applicable to Class R shares. Distributions paid to holders of a Fund’s Class R shares may be reinvested in additional Class R shares of that Fund or Class R shares of a different Fund. Class R shares are available for purchase by retirement plans, including Section 401 and 457 Plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans.

No initial sales charges or CDSCs are imposed on Class R6 shares. Class R6 shares are not subject to the Rule 12b-1 fees described in this SAI under “Rule 12b-1 Distribution and Service Plans.” There is no automatic conversion feature applicable to Class R6 shares. Distributions paid to holders of a Fund’s Class R6 shares may be reinvested in additional Class R6 shares of that Fund or Class R6 shares of a different Fund. Class A shareholders, Class C shareholders whose shares are not subject to a CDSC and Class I shareholders may exchange into Class R6 shares of a Fund offering such shares provided they meet the eligibility requirements applicable to Class R6.. Class R6 shares are available for purchase by retirement plans, including Section 401 and 457 Plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans.

No initial sales charges or CDSCs are imposed on Class I shares. Class I shares are not subject to the Rule 12b-1 fees described in this SAI under “Rule 12b-1 Distribution and Service Plans.” There is no automatic conversion feature applicable to Class I shares. Distributions paid to holders of a Fund’s Class I shares may be reinvested in additional Class I shares of that Fund or Class I shares of a different Fund.

The minimum investment required to open an account for Class I shares is $2,000,000. Class I shares are also available for purchase by retirement plans, including Section 401 and 457 Plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans. The Fund will consider a lower initial investment if, in the opinion of the Distributor, the investor has the adequate intent and availability of assets to reach a future level of investment of $2,000,000. Only certain investors are eligible to buy Class I shares and your financial adviser or other financial intermediary can help you determine whether you are eligible to invest.

No initial sales charges or CDSCs are imposed on Class Y shares. Class Y shares are not subject to the Rule 12b-1 fees described in this SAI under “Rule 12b-1 Distribution and Service Plans.”

There is no automatic conversion feature applicable to Class Y shares. Distributions paid to holders of a Fund’s Class Y shares may be reinvested in additional Class Y shares of that Fund or Class Y shares of a different Fund.

The minimum investment required to open an account for Class Y shares is $1,000,000. Class Y shares are available for purchase through selected fee-based advisory programs with an approved financial intermediary. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based upon the value of the account, and the financial intermediary generally directs all purchase and sale transactions. Such transactions may be subject to additional rules or requirements of the applicable financial intermediary’s program.

Each Fund reserves the right to change the criteria for eligible investors and the investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and shareholders.

The methodology for calculating the NAV, dividends and distributions of the share classes of each Fund recognizes two types of expenses. General expenses that do not pertain specifically to a class are allocated to the shares of each class, based upon the percentage that the net assets of such class bears to a Fund’s total net assets and then pro rata to each outstanding share within a given class. Such general expenses include (1) management fees, (2) legal, bookkeeping and audit fees, (3) printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, (4) fees to the Trustees who are not affiliated with the Adviser, (5) custodian expenses, (6) share issuance costs, (7) organization and start-up costs, (8) interest, taxes and brokerage commissions, and (9) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (1) Rule 12b-1 distribution fees and shareholder servicing fees, (2) incremental transfer and shareholder servicing agent fees and expenses, (3) registration fees, and (4) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to a Fund as a whole.

Dealer Reallowances. The following table shows the amount of the front-end sales load that is reallowed to dealers as a percentage of the offering price of Class A shares of the Equity Funds excluding the S&P 500 Index Fund.

Amount of Purchase	Initial Sales Charge: % of Offering Price	Concession to Dealers: % of Offering Price
Up to $49,999	5.75%	5.00%
$50,000 to $99,999	4.50%	4.00%
$100,000 to $249,999	3.50%	3.00%
$250,000 to $499,999	2.50%	2.00%
$500,000 to $999,999	2.00%	1.75%
$1,000,000 and above*	0.00%	**

The following table shows the amount of the front-end sales load that is reallowed to dealers as a percentage of the offering price of the Class A shares of the S&P 500 Index Fund.

Amount of Purchase	Initial Sales Charge: % of Offering Price	Concession to Dealers: % of Offering Price
Up to $99,999	2.50%	2.25%
$100,000 to $249,999	2.00%	1.75%
$250,000 to $499,999	1.50%	1.25%
$500,000 to $999,999	1.00%	0.75%
$1,000,000 and above	0.00%	0.00%

The following table shows the amount of the front-end sales load that is reallowed to dealers as a percentage of the offering price of the Class A shares of the Bond Fund.

Amount of Purchase	Initial Sales Charge: % of Offering Price	Concession to Dealers: % of Offering Price
Up to $49,999	2.00%	1.50%
$50,000 to $99,999	1.75%	1.25%
$100,000 to $249,999	1.50%	1.00%
$250,000 to $499,999	1.25%	0.75%
$500,000 to $999,999	1.00%	0.50%
$1,000,000 and above*	0.00%	**

* There is no initial sales charge on purchases of $1 million or more; however a sales concession and/or advance of a Rule 12b-1 fee may be paid and such purchases are potentially subject to a CDSC, as set forth below.

** Investment Professionals may receive payment on purchases of $1 million or more of Class A shares that are sold at NAV as follows: 0.75% of the current purchase amount if cumulative prior purchases sold at NAV plus the current purchase is less than $3 million; 0.50% of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $3 million to $4,999,999; and 0.25% on of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $5 million or more. In addition, in connection with such purchases, the Distributor or its affiliates may advance Rule 12b-1 fees of 0.25% of the purchase amount to Investment Professionals for providing services to shareholders.

Except as noted in this SAI, a CDSC of up to 0.75% may be imposed on any such shares redeemed within the first year after purchase. CDSCs are based on the lower of the cost of the shares or NAV at the time of redemption. No CDSC is imposed on reinvested distributions.

The Distributor reserves the right to pay the entire commission to dealers. If that occurs, the dealer may be considered an “underwriter” under federal securities laws.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Fund through a financial intermediary (including broker-dealers, banks, third party administrators, retirement plan record-keepers or other financial intermediaries) the Fund may pay for sub-transfer agent, recordkeeping and/or similar administrative services (administrative services) for all classes other than Class R6. Depending upon the particular share class and/or contractual agreement, these payments may be calculated based on average net assets of the Fund that are serviced by the intermediary or on a per account basis. The administrative services may related to investments by participants in retirement and benefit plans, investors in mutual fund advisory programs, and clients of financial intermediaries that maintain omnibus accounts for their clients. Services provided include but are not limited to the following: transmitting net purchase and redemption orders; maintaining separate records for shareholders that reflect purchases, redemptions and share balances; mailing shareholder confirmations and periodic statements; and furnishing proxy materials and periodic fund reports, prospectuses and other communications to shareholders as required.

In addition, the Adviser (or its affiliates), from its own resources, may make substantial payments to various financial intermediaries for the sale of Fund shares and related services for investments in all classes other than Class R6. The Adviser also may reimburse the Distributor (or the Distributor’s affiliates) for making these payments. Depending on the particular share class and/or contractual arrangement, these payments may be calculated based on average net assets of the Fund that are serviced by the intermediary or on a per account basis.

These payments may create a conflict of interest by influencing the financial intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

As of June 30, 2017, the Adviser and its affiliates had arrangements in place with respect to the Funds with the following intermediaries:

Financial Intermediary
Ameriprise Financial
Charles Schwab
Comerica Bank
Fidelity Investments Institutional Operations Co., Inc.
Financial Data Services, Inc.
Hartford Life
Mass Mutual Financial Group
Mass Mutual Life Insurance
Merrill Lynch Pierce Fenner & Smith
Morgan Stanley DW, Inc. (Retail)
Morgan Stanley Smith Barney
Morgan Stanley, Retirement & Equity Solutions
Oppenheimer & Co. Inc.
Raymond James Financial Services Inc
UBS
Wells Fargo Advisors, LLC

Reduced Sales Charge. Reduced sales charges are available for purchases of $50,000 or more ($100,000 or more on S&P 500 Index Fund) of Class A shares of a Fund alone or in combination with purchases of Class A shares of other Victory Funds that are series of the Trust (except those Class A share purchases that were not subject to a sales charge). To obtain the reduction of the sales charge, you or your Investment Professional must notify the Fund’s transfer agent at the time of purchase that a quantity discount is applicable to your purchase. An “Investment Professional” is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides investment information.

In addition to investing at one time in any combination of Class A shares of the Funds in an amount entitling you to a reduced sales charge, you may qualify for a reduction in, or the elimination of, the sales charge under various programs described in the Prospectuses. The following points provide additional information about these programs.

•                  Retirement Plans. Retirement plans (including Section 401 and 457 Plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans) are eligible to buy Class A shares without an initial sales charge.

•                  Service Providers. Members of certain specialized groups that receive support services from service providers who enter into written agreements with the Trust are eligible, under the terms of the agreement, to purchase Class A shares at NAV without paying a sales load.

•                  Rights of Accumulation. You may be eligible for reduced sales charges on future purchases of Class A shares of the same Fund after you have reached a new breakpoint. To determine your reduced sales charge, you can add the value of your Class A shares (or those held by your spouse (including life partner) and your children under age 21), determined at the previous day’s NAV, to the amount of your new purchase, valued at the current offering price. To ensure that the reduced price will be received pursuant to the Fund’s Rights of Accumulation, you or your Investment Professional must inform the Fund’s transfer agent that the Rights apply each time shares are purchased and provide the transfer agent with sufficient information to permit confirmation of qualification.

•                  Letter of Intent. If you anticipate purchasing $50,000 or more of shares of one Fund, or in combination with Class A shares of certain other Funds (excluding Funds that do not impose a sales charge), within a 13-month period, you may obtain shares of the portfolios at the same reduced sales charge as though the total quantity were invested in one lump sum, by filing a non-binding Letter of Intent (the “Letter”) within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. For example, a $2,500 purchase toward a $60,000 Letter would receive the same reduced sales charge as if the $60,000 had been invested at one time. To ensure that the reduced price will be received on future purchases, you or your Investment Professional must inform the transfer agent that the Letter is in effect each time shares are purchased. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter.

You are not obligated to complete the additional purchases contemplated by a Letter. If you do not complete your purchase under the Letter within the 13-month period, your sales charge will be adjusted upward, corresponding to the amount actually purchased and, if after written notice, you do not pay the increased sales charge, sufficient escrowed shares will be redeemed to pay such charge.

If you purchase more than the amount specified in the Letter and qualify for a further sales charge reduction, the sales charge will be adjusted to reflect your total purchase at the end of 13 months. Surplus funds will be applied to the purchase of additional shares at the then current offering price applicable to the total purchase.

•                  General. For purposes of determining the availability of reduced initial sales charges through letters of intent, rights of accumulation and concurrent purchases, the Distributor, in its discretion, may aggregate certain related accounts.

•                  Limitations Across Certain Funds. The ability to apply a Letter of Intent or Right of Accumulation to the Funds covered by this SAI in combination with other Victory Funds that are series of the Trust may be limited to the extent these Victory Funds employ different transfer agents. Similar limitations may exist on exchanges between these groups of Victory Funds. Your Investment Professional can provide information on your ability to combine purchases across these groups of Victory Funds under one of these programs to reduce the sales charge applicable to your investments or to exchange between them.

Sample Calculation of Maximum Offering Price.

Each Class A shares of the Equity Funds (except the S&P 500 Index Fund) are sold with a maximum initial sales charge of 5.75%, Class A shares of the S&P 500 Index Fund are sold with a maximum initial sales charge of 2.50% and Class A shares of the Bond Fund are sold with a maximum initial sales charge of 2.00%.  Set forth below is an example of the method of computing the offering price of the Class A shares of the Funds. The example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the NAV of the Class A shares.

All Equity Funds except Victory S&P Index 500 Fund
NAV per share	$10.00
Per Share Sales Charge—5.75% of public offering price (6.10% of net asset value per share) for each Fund	$0.61
Per Share Offering Price to the Public	$10.61

Fixed Income Funds
NAV per share	$10.00
Per Share Sales Charge—2.00% of public offering price (2.04% of net asset value per share) for each Fund	$0.20
Per Share Offering Price to the Public	$10.20

Victory S&P 500 Index Fund
NAV per share	$10.00
Per Share Sales Charge—2.50% of public offering price (2.56% of net asset value per share) for each Fund	$0.26
Per Share Offering Price to the Public	$10.26

Class C shares of each relevant Fund are sold at NAV without any initial sales charges and with a 1.00% CDSC on shares redeemed within 12 months of purchase. Class R and Class I shares of each relevant Fund are sold at NAV without any initial sales charges or CDSCs.

Redeeming Shares.

Contingent Deferred Sales Charge (CDSC) — Class Aand C Shares. No CDSC is imposed on:

•                  the redemption of shares of any class subject to a CDSC to the extent that the shares redeemed (1) are no longer subject to the holding period for such shares, (2) resulted from reinvestment of distributions, or (3) were exchanged for shares of another Victory fund as allowed by the Prospectus, provided that the shares acquired in such exchange or subsequent exchanges will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires. In determining whether the CDSC applies to each redemption, shares not subject to a CDSC are redeemed first;

•                  redemptions following the death or post-purchase disability of (1) a registered shareholder on an account; or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

•                  certain distributions from individual retirement accounts, Section 403(b), Section 457 and Section 401 qualified plans, where redemptions result from (1) required minimum distributions with respect to that portion of such contributions that does not exceed 12% annually; (2) tax free returns of excess contributions or returns of excess deferral amounts; (3) distributions on the death or disability of the account holder; (4) distributions for the purpose of a loan or hardship withdrawal from a participant plan balance; or (5) distributions as a result of separation of service;

•                  distributions resulting as a result of a Qualified Domestic Relations Order or Domestic Relations Order required by a court settlement;

•                  redemptions of shares by the investor where the investor’s dealer or institution waived its commission in connection with the purchase and notifies the Distributor prior to the time of investment;

•                  amounts from a Systematic Withdrawal Plan (including Dividends), of up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established; or

•                  participant-initiated distributions from employee benefit plans or participant-initiated exchanges among investment choices in employee benefit plans.

Reinstatement Privilege. Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds of Class A or Class C shares in the same class of shares of a Fund or any of the other Funds into which shares of the Fund are exchangeable, as described above, at the NAV next computed after receipt by the transfer agent of the reinvestment order. No service charge is currently made for reinvestment in shares of the Funds. Class C share proceeds reinstated do not result in a refund of any CDSC paid by the shareholder, but the reinstated shares will be treated as CDSC exempt upon reinstatement. The shareholder must ask the Distributor for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, even if the proceeds are reinvested. Depending on the timing and amount of a potential reinvestment, some or all of a capital loss from redemption may not be deductible. If the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the same Fund or another Fund offered by the Trust within 90 days of payment of the sales charge, the shareholder’s basis in the redeemed shares may not include the amount of the sales charge paid. Without the additional basis, the shareholder will have more gain or less loss upon redemption. The Funds may amend, suspend, or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension, or cessation. The reinstatement must be into an account bearing the same registration.

Redemptions in Kind

Each Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount of such request is large enough to affect operations. For example, if the request is greater than $250,000 or 1% of the Fund’s assets. The securities will be chosen by the Fund and valued at the Fund’s NAV. A shareholder may incur transaction expenses in converting these securities to cash.

MANAGEMENT OF THE TRUST

Board Leadership Structure

The Trust is governed by a Board of Trustees consisting of ten Trustees, nine of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (the “Independent Trustees”). The Chair of the Board is an Independent Trustee, who functions as the lead Trustee. The Chair serves as liaison between the Board and its Committees, and the Funds’ investment adviser and other service providers. The Chair is actively involved in setting the Board meeting agenda, and participates on certain of the Board’s Committees.

Board Role in Risk Oversight

In considering risks related to the Funds, the Board consults and receives reports from officers of the Funds and personnel of the Adviser, who are charged with the day-to-day risk oversight function. Matters regularly reported to the Board or a designated committee include certain risks involving the Funds’ investment portfolios, trading practices, operational matters, financial and accounting controls, and legal and regulatory compliance. The Board has delegated to the Audit and Risk Oversight Committee overall responsibility for reviewing reports relating to compliance and enterprise risk, including operational risk and personnel. The Board has delegated to the Compliance Committee overall responsibility for reviewing reports related to the Trust’s compliance program and the Chief Compliance Officer. The Board relies on the Investment Committee to review reports relating to investment risks, that is, risks to the Funds resulting from pursuing the Funds’ investment strategies (e.g., credit risk, liquidity risk and market risk).

Trustees and Officers

The following tables list the Trustees and Officers, their ages, position with the Trust, length of time served, principal occupations during the past five years and, where applicable, any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 46 portfolios in the Trust, 19 portfolios in Victory Portfolios II, 9 portfolios in Victory Variable Insurance Funds and one portfolio in Victory Institutional Funds, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. There is no defined term of office and each Trustee serves until the earlier of his or her resignation, retirement, removal, death, or the election of a qualified successor. Each Trustee’s and Officer’s address is c/o Victory Funds, 4900 Tiedeman Road, 4th Floor, Brooklyn, OH 44144.

Independent Trustees

Name and Age	Position(s) Held with Registrant	Date Commenced Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held During Past 5 Years
David Brooks Adcock, 66	Trustee	May 2015	Consultant (since 2006).	FBR Funds (2011-2012); Chairman Board of Trustees, Turner Funds (December 2016-present)

Nigel D.T. Andrews, 70	Vice Chair and Trustee	May 2015	Retired.	Carlyle GMS Finance, Inc. (since

2012); Old Mutual US Asset Management (2002-2014).

E. Lee Beard, 66*	Trustee	May 2015	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	None.

Dennis M. Bushe, 73	Trustee	July 2016	Retired since May 2010; Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).	None.

Sally M. Dungan, 63	Trustee	May 2015	Chief Investment Officer, Tufts University, since 2002.	None.

John L. Kelly, 64	Trustee	May 2015	Adviser, Endgate Commodities LLC (since January 2016); Managing Partner, Endgate Commodities LLC (August 2014 to January 2016); Chief Operating Officer, Liquidnet Holdings, Inc. (2011-2014).	Director, Caledonia Mining Corporation (since May 2012).

David L. Meyer, 60*	Trustee	May 2015	Retired.	None.

Gloria S. Nelund, 56	Trustee	July 2016	Chair, CEO, and Co-Founder of TriLinc Global, LLC, an investment firm; Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).	TriLinc Global Impact Fund, LLC (2012- present).

Leigh A. Wilson, 72	Chair and Trustee	May 2015	Private Investor.	Chair (since 2013) and Director (since 2012 and March- October 2008), Caledonia Mining Corporation.

Interested Trustee

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During the Past 5 Years
David C. Brown, 45**	Trustee	May 2008	Chairman and Chief Executive Officer (since August 2013), Co-Chief Executive Officer, (2011-2013), the Adviser; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.	None.

*The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**Mr. Brown is an “Interested Person” by reason of his relationship with the Adviser.

Trustee Qualifications

The following summarizes the experience and qualifications of the Trustees.

•                  David Brooks Adcock. Mr. Adcock served for many years as general counsel to Duke University and Duke University Health System, where he provided oversight to complex business transactions such as mergers and acquisitions and dispositions. He has served for more than 20 years as a public interest arbitrator for, among others, the New York Stock Exchange, the American Stock Exchange, the National Futures Association, FINRA and the American Arbitration Association. The Board believes that Mr. Adcock’s knowledge of complex business transactions and the securities industry combined with his previous service on the boards of other mutual funds qualifies him to serve on the Board.

•                  Nigel D.T. Andrews. Mr. Andrews served for many years as a management consultant for a nationally recognized consulting company and as a senior executive at GE, including Vice President of Corporate Business Development, reporting to the Chairman, and as Executive Vice President of GE Capital. He also served as a Director and member of the Audit and Risk Committee of Old Mutual plc, a large publicly traded company whose shares are traded on the London Stock Exchange. Mr. Andrews also formerly served as the non-executive chairman of Old Mutual’s US asset management business, where he also served on the audit and risk committee. Mr. Andrews also served as a Governor of the London Business School. He serves as a director of Carlyle GMS Finance, Inc., a business development company. The Board believes that his experience in these positions, particularly with respect to oversight of risk and the audit function of public companies, as well as his previous service on the boards of other mutual funds qualifies him to serve as a Trustee.

•                  E. Lee Beard. Ms. Beard, a certified public accountant, has served as the president, chief executive officer and director, and as a chief financial officer, of public, federally insured, depository institutions. As such, Ms. Beard is familiar with issues relating to audits of financial institutions. The Board believes that Ms. Beard’s experience as the chief executive officer of a depository institution, her service on the boards of other mutual funds and her knowledge of audit and accounting matters qualifies her to serve as a Trustee.

•                  David C. Brown. Mr. Brown serves as the Chairman and Chief Executive Officer (since 2013) of the Adviser, and, as such is an “interested person” of the Trust. Previously, he served as Co-Chief Executive Officer (2011-2013), and President — Investments and Operations (2010-2011) and Chief Operating Officer (2004-2011) of the Adviser. The Board believes that his position and experience with the Adviser and his previous experience in the investment management business qualifies him to serve as a Trustee.

•            Dennis M. Bushe. Mr. Bushe has experience in fixed income investment management and research. He is a former chief investment risk officer of a large investment management firm. Mr. Bushe previously served as a Trustee of the boards of the RS Investment Trust and RS Variable Products Trust.

•            Sally M. Dungan. Ms. Dungan, a Chartered Financial Analyst, has been in the investment and financial management business for many years. She currently serves as Chief Investment Officer for Tufts University, a position she has held since 2002, and previously served as Director of Pension Fund Management for Siemens Corporation (2000-2002), Deputy Chief Investment Officer and Senior Investment Officer of Public Markets of the Pension Reserves Investment Management Board of the Commonwealth of Massachusetts (1995-2000) and Administrative Manager for Lehman Brothers (1990-1995). Ms. Dungan has served on the boards, including their audit and investment committees, of private institutions and mutual funds. The Board believes Ms. Dungan’s extensive knowledge of the investment process and financial markets qualifies her to serve as a Trustee.

•            John L. Kelly. Mr. Kelly has more than 35 years of experience and leadership roles in the financial services industry including institutional electronic trading, capital markets, corporate and investment banking, retail brokerage, private equity, asset/wealth management, institutional services, mutual funds and related technology enabled services.  He previously served as an Independent Trustee of Victory Portfolios, Victory Institutional Funds, and Victory Variable Insurance Funds from 2008 to 2011. The Board believes that this experience qualifies him to serve as a Trustee.

•            David L. Meyer. For six years, Mr. Meyer served as chief operating officer, Investment Wealth Management Division of Mercantile Bankshares Corp (now PNC Financial Services Corp.) and has served as an officer or on the board of other mutual funds for many years. The Board believes that his experience, particularly as it related to the operation of registered investment companies, qualifies him to serve as a Trustee.

•            Gloria S. Nelund. Ms. Nelund has executive and investment management industry experience, including service as chief executive officer of two investment advisory firms. Ms. Nelund also has experience as a co-founder and chief executive officer of an investment firm. Ms. Nelund previously served as the Chairman and Trustee of the boards of the RS Investment Trust and RS Variable Products Trust.

•            Leigh A. Wilson. Mr. Wilson served for many years as Chief Executive Officer of Paribas North America and as such has extensive experience in the financial sector. He serves as an Independent Non-Executive Director and Chairman of the Board of Caledonia Mining Corporation, a Canadian mining company listed on the Toronto Stock Exchange. As a former director of the Mutual Fund Directors Forum (“MFDF”), he is familiar with the operation and regulation of registered investment companies. He served on a MFDF steering committee created at the request of then-SEC Chairman William Donaldson to recommend best practices to independent mutual fund directors. He received the Small Fund Trustee of the Year award from Institutional Investor Magazine in 2006. The Board believes that this experience and his previous service on the boards of other mutual funds qualifies him to serve as a Trustee.

Committees of the Board

•                  The following standing Committees of the Board are currently in operation: Audit and Risk Oversight, Compliance, Continuing Education, Investment, Service Provider, Board Governance and Nominating, and Agenda. In addition to these standing Committees, the Board may form temporary committees or working groups to address special projects from time to time. In addition, a Committee may form a Sub-Committee to address particular areas of focus to that Committee.

•                  The members of the Audit and Risk Oversight Committee, all of whom are Independent Trustees, are Mr. Meyer (Chair), Mr. Adcock, Ms. Beard, Mr. Kelly and Mr. Wilson. The primary purpose of this Committee is to oversee the Trust’s accounting and financial reporting policies, practices and internal controls, as required by the statutes and regulations administered by the SEC, including the 1940 Act. The Committee also has overall responsibility for reviewing periodic reports with respect to compliance and enterprise risk, including operational risk and personnel. The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

•                  The members of the Compliance Committee are Mr. Adcock (Chair), Ms. Beard, Mr. Kelly and Mr. Meyer. The Compliance Committee oversees matters related the Funds’ compliance program, Chief Compliance Officer, and compliance with applicable laws, rules and regulations.

•                  The members of the Continuing Education Committee are Mr. Meyer (Chair), Ms. Beard, and Ms. Dungan. The function of this Committee is to develop programs to educate the Trustees to enhance their effectiveness as a Board and individually.

•                  The members of the Investment Committee are Ms. Dungan (Chair), Mr. Andrews, Mr. Bushe, Ms. Nelund and Mr. Wilson.  The function of this Committee is to oversee the Fund’s compliance with investment objectives, policies and restrictions, including those imposed by law or regulation, and assists the Board in its annual review of the Funds’ investment advisory agreements.

•                  The members of the Service Provider Committee are Ms. Beard (Chair), Mr. Adcock, Mr. Kelly and Mr. Meyer. This Committee negotiates the terms of the written agreements with the Funds’ service providers, evaluates the quality of periodic reports from the service providers (including reports submitted by sub-service providers) and assists the Board in its review of each Fund’s service providers, other than the investment adviser and independent auditors.

•                  The Board Governance and Nominating Committee consists of all of the Independent Trustees. Mr. Andrews currently serves as the Chair of this Committee. The functions of this Committee are: to oversee Fund governance, including the nomination and selection of Trustees; to evaluate and recommend to the Board the compensation and expense reimbursement policies applicable to Trustees; and periodically, to coordinate and facilitate an evaluation of the performance of the Board.

•                  The Board Governance and Nominating Committee will consider nominee recommendations from Fund shareholders, in accordance with procedures established by the Committee. A Fund shareholder should submit a nominee recommendation in writing to the attention of the Chair of the Trust  4900 Tiedeman Road, Brooklyn, Ohio 44144. The Committee (or a designated sub-committee) will screen shareholder recommendations in the same manner as it screens nominations received from other sources, such as current Trustees, management of the Fund or other individuals, including professional recruiters. The Committee need not consider any recommendations when no vacancy on the Board exists, but the Committee will consider any such recommendation if a vacancy occurs within six months after receipt of the recommendation. In administering the shareholder recommendation process, the Chair, in the Chair’s sole discretion, may retain the services of counsel to the Trust or to the Independent Trustees, management of the Fund or any third party. The Committee will communicate the results of the evaluation of any shareholder recommendation to the shareholder who made the recommendation.

•                  The Agenda Committee consists of the Chair of the Board and the Chair of each other Committee.

•                  During the fiscal year ended June 30, 2017, the Board held eight meetings.  The Audit and Risk Oversight Committee held four meetings; the Investment Committee held four meetings; the Service Provider Committee held four meetings; and the Board Governance and Nominating Committee held four meetings. The Continuing Education Committee met informally during the fiscal year. The inaugural meeting of the Compliance Committee was held in August 2017.

Officers of the Trust

The officers of the Trust are elected by the Board to actively supervise the Trust’s day-to-day operations. The officers of the Trust, their ages, the length of time served, and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn OH 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. The Trust’s Treasurer is employed by Citi Fund Services Ohio, Inc., and the entity receives fees from the Trust for serving as the sub-administrator, dividend disbursing agent and servicing agent for the Funds.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 55	President	February 2006	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, 48	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 43	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013); Associate, Dechert LLP (2001-2010).
Allan Shaer, 52	Treasurer	May 2017	Senior Vice President, Citi Investor Services (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Colin Kinney, 43	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Chuck Booth, 57	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 63	Assistant Secretary	December 1997	Partner, Morrison & Foerster LLP

Trustees’ Fund Ownership

The following tables show the dollar ranges of Fund shares (and of shares of all series of the Victory Fund Complex) beneficially owned by the Trustees as of December 31, 2016. No Independent Trustee (or any immediate family member) owns beneficially or of record an interest in the Adviser or the Distributor or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor (other than Funds in the Victory Funds Complex). As of December 31, 2016, the Trustees and officers as a group owned beneficially less than 1% of each class of outstanding shares of those series of the Trust.

Independent Trustees

Trustee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Ownership of Shares of All Series of the Victory Fund Complex
Mr. Adcock	0	Over $100,000
Mr. Andrews	Integrity Small-Cap Value: $50,001 - $100,000	Over $100,000
Ms. Beard	Munder Mid-Cap Core Growth: $10,001 - $50,000, S&P 500 Index Fund: $10,001 - $50,000	Over $100,000
Mr. Bushe	0	Over $100,000
Ms. Dungan	0	Over $100,000
Mr. Kelly	0	Over $100,000
Mr. Meyer	Munder Mid-Cap Core Growth: $10,001 - $50,000 Trivalent International Fund—Core Equity: $10,001 - $50,000	Over $100,000
Ms. Nelund	0	$50,001 - $100,000
Mr. Wilson	0	Over $100,000

Interested Trustee

Trustee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Ownership of Shares of All Series of the Victory Fund Complex
Mr. Brown

Integrity Discovery Fund: Over $100,000
Integrity Mid-Cap Value Fund: Over $100,000
Integrity Small/Mid-Cap Value Fund: Over $100,000
Integrity Small-Cap Value Fund: Over $100,000
Munder Mid-Cap Core Growth Fund: Over $100,000
Munder Small Cap Growth Fund: Over $100,000
Trivalent International Small-Cap Fund: Over $100,000

Over $100,000

Compensation of Trustees and Officers

Effective August 1, 2016, the Victory Fund Complex pays each Independent Trustee $283,000 per year for his or her services to the Complex. Immediately prior to that date, the Victory Fund Complex paid each Independent Trustee $219,000 per year for his or her services to the Complex. In each case, the Board Chair is paid an additional retainer of 50% of the base retainer per year. The Board reserves the right to award reasonable compensation to any Interested Trustee. No “interested persons” who serve as a Trustee of the Trust receive any compensation for their services as Trustee.

The following tables indicate the compensation received by each Trustee and the Chief Compliance Officer from the Trust and from the Victory Fund Complex for the fiscal year ended June 30, 2017. As of June 30, 2017, there were 79 funds in the Victory Fund Complex for which the Trustees listed below were compensated. The Trust does not maintain a retirement plan for its Trustees.

Independent Trustees

Trustee	Aggregate Compensation from the Trust	Total Compensation from the Victory Fund Complex
Mr. Adcock	$250,481	$277,667
Mr. Andrews	$250,481	$277,667
Ms. Beard	$250,481	$277,667
Mr. Bushe*	$231,311	$259,417
Ms. Dungan	$250,481	$277,667
Mr. Kelly	$250,481	$277,667
Mr. Meyer	$250,481	$277,667
Ms. Nelund*	$231,311	$259,417
Mr. Wilson	$375,722	$416,500

*Commenced service on July 30, 2016.

Interested Trustee

Trustee	Aggregate Compensation from the Trust	Total Compensation from the Victory Fund Complex
Mr. Brown*	0	0

*Mr. Brown is an “Interested Person” by reason of his relationship with Victory Capital Management Inc.

Chief Compliance Officer

Chief Compliance Officer	Aggregate Compensation from the Trust	Total Compensation from the Victory Fund Complex
Edward J. Veilleux*	$197,122	$220,200
Colin Kinney*	$0	$0

* On July 1, 2017 Edward J Veilleux resigned his position and Colin Kinney accepted the position with the trust.

Each Trustee may elect to defer a portion of his or her compensation from the Victory Fund Complex in accordance with a Deferred Compensation Plan adopted by the Board (the “Plan”). Such amounts are invested in one or more Funds in the Victory Fund Complex offered under the Plan or a money market fund, as selected by the Trustee. No Trustee currently serving on the Board has elected to defer a portion of his or her compensation as a Trustee.

INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

Investment Adviser

Victory Capital Management Inc. (the “Adviser”), a New York corporation located at 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, serves as investment adviser to the Funds. Subject to the authority of the Board, the Adviser is responsible for the overall management of the Funds’ business affairs. The Adviser is responsible for selecting each Fund’s investments according to its investment objective, policies, and restrictions. The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings, Inc. (“VCH”) and is registered as an investment adviser with the SEC.  A majority interest in VCH is owned by Crestview Partners II, L.P. and its affiliated funds (together, “Crestview”) with the remaining portion owned by Victory employees and a limited number of outside investors. As of September 30, 2017, the Adviser and its affiliates managed and advised assets totaling in excess of $58.9 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

The Adviser is a multi-boutique asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing.

The Advisory Agreement

The Adviser serves as the Funds’ investment adviser pursuant to an advisory agreement dated as of August 1, 2013, as amended (the “Advisory Agreement”). Unless sooner terminated, the Advisory Agreement between the Adviser and the Trust, on behalf of the Funds, provides that it will continue in effect as to the Funds for two years and for consecutive one-year terms thereafter, provided that such renewal is approved at least annually by the Trustees or by vote of the majority of the outstanding shares of each such Fund (as defined under “Additional Information—Miscellaneous”) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement, by votes cast in person at a meeting called for such purpose. The Advisory Agreement is terminable as to any particular Fund at any time on 60 days written notice without penalty by a vote of the majority of the outstanding shares of a Fund, by vote of the Trustees, or as to all applicable Funds by the Adviser. The Advisory Agreement also terminates automatically in the event of any assignment, as defined by the 1940 Act.

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the services pursuant thereto, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.

Under the Advisory Agreement, the Adviser may delegate a portion of its responsibilities to a sub-adviser. In addition, the agreements provide that the Adviser may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund provided all such persons are functioning as part of an organized group of persons, managed by authorized officers of the Adviser.

The following schedule lists the advisory fee of each Fund, as an annual percentage of its average daily net assets.

Fund	Advisory Fee
INCORE Total Return Bond Fund	0.40%
Integrity Discovery Fund	1.00%
Integrity Mid-Cap Value Fund	0.75% on the first $500 million and 0.70% on assets in excess of $500 million
Integrity Small/Mid-Cap Value Fund*	0.80% on the first $300 million and 0.75% in excess of $300 million
Integrity Small-Cap Value Fund	0.90% on the first $300 million and 0.85% on assets in excess of $300 million
Munder Multi-Cap Fund	0.75% on the first $1 billion, 0.725% of the next $1 billion and 0.70% on assets in excess of $2 billion
Munder Mid-Cap Core Growth Fund	0.75% on the first $6 billion, 0.70% on the next $2 billion and 0.65% on assets in excess of $8 billion
Munder Small Cap Growth Fund	0.85%
S&P 500 Index Fund	0.20% on the first $250 million , 0.12% of the next $250 million and 0.07% on assets in excess of $500 million
Trivalent Emerging Markets Small-Cap Fund	1.10%
Trivalent International Fund - Core Equity	0.80% on the first $2.5 billion, 0.75% on the next $2.5 billion and 0.70% on assets in excess of $5 billion
Trivalent International Small - Cap Fund	0.95% on the first $1 billion and 0.90% of the assets in excess of $1 billion

*Prior to November 1, 2016, the advisory fee was 0.90% on the first $300 million and 0.85% on assets in excess of $300 million

Advisory fees paid by the Funds for the last three fiscal years ended June 30 to the Adviser (including amounts paid by the Predecessor Funds to their prior investment adviser for periods prior to October 31, 2014) (or shorter period as applicable) are shown in the tables below.

June 30, 2017

Fund	Advisory Fee
INCORE Total Return Bond Fund	$406,324
Integrity Discovery Fund	$1,410,874
Integrity Mid-Cap Value Fund	$266,322
Integrity Small/Mid-Cap Value Fund	$297,952
Integrity Small-Cap Value Fund	$18,984,331
Munder Multi-Cap Fund	$3,118,316
Munder Mid-Cap Core Growth Fund	$33,734,560
Munder Small Cap Growth Fund	$46,675
S&P 500 Index Fund	$487,655
Trivalent Emerging Markets Small-Cap Fund	$48,664
Trivalent International Fund—Core Equity	$176,704
Trivalent International Small-Cap Fund	$8,937,479

June 30, 2016

Fund	Advisory Fee
INCORE Total Return Bond Fund	$428,901
Integrity Discovery Fund	$984,372
Integrity Mid-Cap Value Fund	$139,423
Integrity Small/Mid-Cap Value Fund	$198,168
Integrity Small-Cap Value Fund	$13,069,852
Munder Multi-Cap Fund	$3,293,927
Munder Mid-Cap Core Growth Fund	$42,073,265
Munder Small Cap Growth Fund	$35,459
S&P 500 Index Fund	$483,250
Trivalent Emerging Markets Small-Cap Fund	$40,778
Trivalent International Fund—Core Equity	$182,563
Trivalent International Small-Cap Fund	$6,596,942

June 30, 2015

Fund	Advisory Fee
INCORE Total Return Bond Fund	$279,298
Integrity Discovery Fund	$749,477
Integrity Mid-Cap Value Fund	$65,615
Integrity Small/Mid-Cap Value Fund	$98,415
Integrity Small-Cap Value Fund	$7,258,694
Munder Multi-Cap Fund	$2,460,338
Munder Mid-Cap Core Growth Fund	$31,691,670
Munder Small Cap Growth Fund	$5,735
S&P 500 Index Fund	$351,638
Trivalent Emerging Markets Small-Cap Fund	$28,959
Trivalent International Fund—Core Equity	$145,136
Trivalent International Small-Cap Fund	$2,788,179

Management Fee Waiver/Expense Reimbursement

For some of the Funds, the Adviser has contractually agreed to waive its management fee and/or reimburse Fund expenses so that the total annual operating expenses (excluding any acquired fund fees and expenses and certain other items such as interest, taxes, dividend and interest expenses on short sales and brokerage commissions) of a Fund (by share class) do not exceed a certain percentage for a predetermined amount of time. In these instances, the fee and expense table in the Fund’s prospectus provides more details about this arrangement and shows the impact it will have on the Fund’s total annual fund operating expenses. Under its contractual agreement with the Funds, the Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment. This agreement may only be terminated by the Board of Trustees.  From time to time, the Adviser may also voluntarily waive its management fee and/or reimburse expenses for a Fund. These voluntary reductions are not reflected in the fee and expense table in the Fund’s prospectus.

Manager of Managers Structure

Subject to the review and approval of the Board, and notice to shareholders, the Funds may adopt a “manager of managers” structure in the future. In a manager of managers structure, the Adviser implements the Funds’ investment strategies primarily by selecting one or more sub-advisers, rather than relying on its portfolio managers.

To the extent that the Funds rely on a manager of managers structure in the future, the Adviser could enter into one or more sub-advisory agreements without first obtaining shareholder approval when the Adviser and the Board believe that the selection of the subadviser would benefit a Fund and its shareholders. In evaluating a prospective sub-adviser, the Adviser would consider, among other things, the firm’s experience, investment philosophy and historical performance. The Adviser would remain ultimately responsible for supervising, monitoring and evaluating the performance of any sub-adviser retained to manage a Fund. The Funds have received an order from the SEC enabling them to adopt a manager of managers structure, and they may rely on that order or any amended or superseding order obtained in the future (together, the “SEC Order”).

To the extent a Fund relies on the SEC Order, the Fund and the Adviser will comply with the relevant restrictions and conditions contained in the SEC Order, which are designed to protect Fund shareholders from potential conflicts of interests, including a requirement that the Fund notify shareholders and provide them with certain information in connection with the retention of any new sub-adviser or a material amendment of any existing sub-adviser agreement.

Portfolio Managers

This section includes information about the Funds’ portfolio managers, including information concerning other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Other Accounts

The following table lists the number and types of accounts managed by each individual and assets under management in those accounts as of December 31, 2016.

	Registered Investment Company Accounts		Pooled Investment Vehicle Accounts		Other Accounts
	Assets Managed (In Millions)	Number of Accounts	Assets Managed (In Millions)	Number of Accounts	Assets Managed (In Millions)	Number of Accounts	Total Assets Managed (In Millions)
Dan Banaszak	$2,254.96	20	$0	0	$3.51	25	$2,258.47
Daniel Bandi	$2,750.36	4	$634.67	3	$2,307.11	91	$5,692.14
Rob Bateman	$2,254.96	20	$0	0	$3.51	25	$2,258.47
Pete Carpenter	$23.56	1	$34.50	2	$136.27	1	$194.33
Robert Cerow	$5.99	1	$0	0	$0	0	$5.99
Rich Consul	$1,730.19	5	$0	0	$2,158.95	108	$3,889.14
Robert Crosby	$3,985.55	2	$0	0	$1,133.05	49	$5,118.60
John Evers	$1,661.90	4	$170.74	1	$199.21	2	$2,031.85
Adam Friedman	$2,750.36	4	$634.67	3	$2,307.11	91	$5,692.14
S. Brad Fush	$1,730.19	5	$0	0	$2,158.95	108	$3,889.14
Daniel DeMonica	$2,888.39	5	$634.67	3	$2,328.66	92	$5,851.72
Tony Dong	$4,413.51	3	$0	0	$1,169.29	58	$5,582.80
Joe Gilbert	$2,750.36	4	$634.67	3	$2,307.11	91	$5,692.14
Edward Goard	$1,730.19	5	$0	0	$2,158.95	108	$3,889.14
David Hallum	$2,254.96	20	$0	0	$3.51	25	$2,258.47
Stephen Hammers	$2,254.96	20	$0	0	$3.51	25	$2,258.47
Gaivn Hayman	$3,985.55	2	$0	0	$1,133.05	49	$5,118.60
James Kelts	$1,730.19	5	$0	0	$2,158.95	108	$3,889.14
Daniel LeVan	$1,655.91	3	$170.74	1	$199.21	2	$2,025.86
Brian Matuszak	$3,985.55	2	$0	0	$1,133.05	49	$5,118.60
Mirsat Nikovic	$138.03	1	$0	0	$21.55	1	$159.58
Greg Oviatt	$1,730.19	5	$0	0	$2,158.95	108	$3,889.14
Alex Pazdan	$2,254.96	20	$0	0	$3.51	25	$2,258.47
Jeffrey Sullivan	$23.56	1	$34.50	1	$136.27	1	$194.33
J. Bryan Tinsley	$2,750.36	4	$634.67	3	$2,307.11	91	$5,692.14
Sean A. Burke	$138.03	1	$0	0	$21.55	1	$159.58
Robert Glise	$3,985.55	2	$0	0	$1,133.05	49	$5,118.60
Sean D. Wright	$3,985.55	2	$0	0	$1,133.05	49	$5,118.60
Michael P. Gura	$1,129.00	5	$0	0	$166.71	12	$1,295.71

Fund Ownership

As of the end of the last completed calendar year, the portfolio managers of the Funds owned equity securities of the Funds in the amount indicated in the table below.

Portfolio Manager	Fund	Dollar Range of shares Beneficially Owned as of December 31, 2015
Dan Banaszak	S&P 500 Index	0
Daniel Bandi	Integrity Mid-Cap Value	$50,001 - $100,000
	Integrity Small/Mid-Cap Value	Over $1,000,000
	Integrity Small-Cap Value	$100,001 - $500,000
Rob Bateman	S&P 500 Index	0
Peter Carpenter	Trivalent International Fund - Core Equity	$100,001 - $500,000
Robert Cerow	Trivalent Emerging Markets Small-Cap	$100,001 - $500,000
Richard Consul	INCORE Total Return Bond	$10,001 - $50,000
Robert Crosby	Munder Mid-Cap Core Growth	$100,001 - $500,000
	Munder Small Cap Growth	0
Daniel DeMonica	Integrity Discovery	$50,001 - $100,000
	Integrity Mid-Cap Value	$100,001 - $500,000
	Integrity Small/Mid-Cap Value	0
	Integrity Small-Cap Value	$50,001 - $100,000
Tony Dong	Munder Multi-Cap	$1 - $10,000
	Munder Mid-Cap Core Growth	Over $1,000,000
	Munder Small Cap Growth	Over $1,000,000
John Evers	Trivalent Emerging Markets Small-Cap	$500,001 - $1,000,000
	Trivalent International Small-Cap	$500,001 - $1,000,000
Adam Friedman	Integrity Mid-Cap Value	$100,001 - $500,000
	Integrity Small/Mid-Cap Value	0
	Integrity Small-Cap Value	$100,001 - $500,000
S. Brad Fush	INCORE Total Return Bond	$10,001 - $50,000
Joe Gilbert	Integrity Mid-Cap Value	$50,001 - $100,000
	Integrity Small/Mid-Cap Value	0
	Integrity Small-Cap Value	$50,001 - $100,000
Robert Glise	Munder Mid-Cap Core Growth	$100,001 - $500,000
	Munder Small Cap Growth	0
Edward Goard	INCORE Total Return Bond	$100,001 - $500,000
Michael Gura	Munder Multi-Cap	$500,001 - $1,000,000
David Hallum	S&P 500 Index	0
Stephen Hammers	S&P 500 Index	0
Gavin Hayman	Munder Mid-Cap Core Growth	$100,001 - $500,000
	Munder Small Cap Growth	$50,001 - $100,000
James Kelts	INCORE Total Return Bond	$10,001 - $50,000
Daniel LeVan	Trivalent International Small-Cap	Over $1,000,000
Brian Matuszak	Munder Mid-Cap Core Growth	$500,001 - $1,000,000
	Munder Small Cap Growth	Over $1,000,000
Mirsat Nikovic	Integrity Discovery	$10,001 - $50,000
Greg Oviatt	INCORE Total Return Bond	$50,001 - $100,000
Alex Pazdan	S&P 500 Index	0
Jeffrey Sullivan	Trivalent International Fund - Core Equity	$50,001 - $100,000
J. Bryan Tinsley	Integrity Mid-Cap Value	$50,001 - $100,000
	Integrity Small/Mid-Cap Value	$10,001 - $50,000
	Integrity Small-Cap Value	$100,001 - $500,000
Sean Wright	Munder Mid-Cap Core Growth	$10,001 - $50,000
	Munder Small Cap Growth	$1 - $10,000
Sean Burke	Integrity Discovery	$10,001 - $50,000

Compensation

The Adviser has designed the structure of its portfolio managers’ compensation to (1) align portfolio managers’ interests with those of the Adviser’s clients with an emphasis on long-term, risk-adjusted investment performance, (2) help the Adviser attract and retain high-quality investment professionals, and (3) contribute to the Adviser’s overall financial success. Each of the portfolio managers receives a base salary plus an annual incentive bonus for managing a Fund, separate accounts, other investment companies, other pooled investment vehicles and other accounts (including any accounts for which the Adviser receives a performance fee) (together, “Accounts”). A portfolio manager’s base salary is dependent on the manager’s level of experience and expertise. The Adviser monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various independent third-party consultants that specialize in competitive salary information. Such data, however, is not considered to be a definitive benchmark.

Each of the Adviser’s investment franchises may earn incentive compensation based on a percentage of the Adviser’s revenue attributable to fees paid by Accounts managed by the team. The chief investment officer of each team, in coordination with the Adviser, determines the allocation of the incentive compensation earned by the team among the team’s portfolio managers by establishing a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style. Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to the Adviser’s philosophy and values, such as leadership, risk management and teamwork. The annual incentive bonus also factors in individual investment performance of each portfolio manager’s portfolio or Fund relative to a selected peer group(s). The overall performance results for a manager are based on the composite performance of all Accounts managed by that manager on a combination of one, three and five year rolling performance periods as compared to the performance information of a peer group of similarly-managed competitors.

The Adviser’s portfolio managers may participate in the equity ownership plan of the Adviser’s parent company. There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm. Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.

Conflicts of Interest

The Adviser’s portfolio managers are often responsible for managing one or more Funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than a Fund and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts they manage or support. The side-by-side management of the Funds along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less liquid securities or initial public offering; and/or (3) desirable trade allocations, to such other accounts. In addition, certain trading practices, such as cross-trading between Funds or between a Fund and another account, raise conflict of interest issues. Victory Capital has adopted numerous compliance policies and procedures, including a Code of Ethics, brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. In addition, Victory Capital has a designated Chief Compliance Officer (selected in accordance with the federal securities laws) and compliance staff whose activities are focused on monitoring the activities of Victory Capital investment franchises and employees in order to detect and address potential and actual conflicts of interest. However, there can be no assurance that Victory Capital’s compliance program will achieve its intended result.

Compliance Services

The Trust’s Chief Compliance Officer (“CCO”) is an employee of the Adviser, which pays the compensation of the CCO and his support staff. The Trust has entered into an Agreement to Provide Compliance Services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the Investment Company Act of 1940 Act. The Funds in the Victory Funds complex, in the aggregate, compensate the Adviser for these services.

Administrator and Fund Accountant

Victory Capital Management Inc. (“Victory Capital”) serves as administrator and fund accountant to the Trust pursuant to an agreement dated July 1, 2006, as amended (the “Administration and Fund Accounting Agreement”). Citi Fund Services Ohio, Inc. (“Citi”) serves as sub-administrator to the Trust pursuant to an agreement with VCM dated July 1, 2006, as amended (the “Sub-Administration and Sub-Fund Accounting Agreement”). As administrator, VCM supervises the Trust’s operations, including the services that Citi provides to the Funds as sub-administrator, but excluding those that Victory Capital provides as investment adviser, subject to the supervision of the Board.

Effective November 7, 2016, under the Administration and Fund Accounting Agreement, for the administration and fund accounting services that Victory Capital renders to the Funds, the Trust, Victory Portfolios II (“VP II”) and Victory Variable Insurance Funds (“VVIF”) pay Victory Capital an annual fee, accrued daily and paid monthly, at the following annual rates based on the aggregate average daily net assets of the Trust, VP II and VVIF: 0.08% of the first $15 billion, plus 0.05% of of the next $15 billion, plus 0.04% of aggregate net assets in excess of $30 billion. Victory Capital may periodically waive all or a portion of the amount of its fee that is allocated to any Fund in order to increase the Fund’s net income available for distribution to shareholders. In addition, the Trust, VP II and VVIF reimburse Victory Capital for all of its reasonable out-of-pocket expenses incurred as a result of providing the services under the Administration and Fund Accounting Agreement.

Prior to November 7, 2016, the Trust, VP II and VVIF paid Victory Capital for the administration and fund accounting services an annual fee, accrued daily and paid monthly, at the following annual rates based on the aggregate average daily net assets of the Trust, VP II and VVIF: 0.108% of the first $8 billion, plus 0.078% of the next $2 billion, plus 0.075% of of the next $2 billion, plus 0.065% of the aggregate net assets in excess of $12 billion.

Except as otherwise provided in the Administration and Fund Accounting Agreement, Victory Capital pays all expenses that it incurs in performing its services and duties as administrator. Unless sooner terminated, the Administration and Fund Accounting Agreement continues in effect for a period of three years and for consecutive one-year terms thereafter, provided that such continuance is specifically approved by the Board or by vote of a majority of the outstanding shares of each Fund and, in either case, by a majority of the Trustees who are not parties to the Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Agreement. The Administration and Fund Accounting Agreement provides that Victory Capital shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from bad faith, willful misfeasance, negligence or reckless disregard of its obligations and duties under the Agreement.

Under the Administration and Fund Accounting Agreement, Victory Capital coordinates the preparation, filing and distribution of amendments to the Trust’s registration statement on Form N-1A, supplements to prospectuses and SAIs, and proxy materials in connection with shareholder meetings; drafts shareholder communications, including annual and semi-annual reports; administers the Trust’s other service provider contracts; monitors compliance with investment restrictions imposed by the 1940 Act, each Fund’s investment objective, defined investment policies, and restrictions, tax diversification, and distribution and income requirements; coordinates the Funds’ service arrangements with financial institutions that make the Funds’ shares available to their customers; assists with regulatory compliance; supplies individuals to serve as Trust officers; prepares Board meeting materials; and annually determines whether the services that it provides (or the services that Citi provides as sub-administrator) are adequate and complete.

Victory Capital also performs fund accounting services for each Fund, excluding those services that Citi performs as sub-fund accountant. The fund accountant calculates each Fund’s NAV, the dividend and capital gain distribution, if any, and the yield. The fund accountant also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Funds. The fees that Citi receives for sub-administration and sub-fund accounting services are described in the SAI section entitled “Sub-Administrator and Sub-Fund Accountant.”

Fund administration and fund accounting fees paid by the Funds for the last three fiscal years ended June 30 to Victory Capital are shown in the tables below.

Fund	2017 Fees Paid	2016 Fees Paid	2015 Fees Paid*
INCORE Total Return Bond Fund	$70,522	$93,569	$62,285
Integrity Discovery Fund	$94,462	$85,818	$66,855
Integrity Mid-Cap Value Fund	$23,604	$16,252	$7,804
Integrity Small/Mid-Cap Value Fund	$24,202	$19,222	$9,754
Integrity Small-Cap Value Fund	$1,515,560	$1,325,776	$751,303
Munder Multi-Cap Fund	$288,093	$382,951	$292,625
Munder Mid-Cap Core Growth Fund	$3,148,774	$4,893,973	$3,785,116
Munder Small Cap Growth Fund**	$3,766	$3,652	$602
S&P 500 Index Fund	$169,163	$211,553	$162,818
Trivalent Emerging Markets Small-Cap Fund	$3,042	$3,230	$2,348
Trivalent International Fund—Core Equity	$15,288	$19,890	$16,183
Trivalent International Small-Cap Fund	$648,525	$606,150	$261,801

* October 31, 2014 — June 30, 2015.

**The Munder Small Cap Growth Fund commenced operations on May 1, 2015.

Sub-Administrator and Sub-Fund Accountant

Citi serves as sub-administrator and sub-fund accountant to the Funds pursuant to a Sub-Administration and Sub-Fund Accounting Agreement dated July 1, 2006, as amended, by and between Victory Capital and Citi (the “Sub-Administration and Sub-Fund Accounting Agreement”). Citi assists in supervising all operations of the Funds (other than those performed by Victory Capital either as investment adviser or administrator), subject to the supervision of the Board.

Under the Sub-Administration and Sub-Fund Accounting Agreement, for the sub-administration services that Citi renders to the Trust, VP II and VVIF, Victory Capital pays Citi an annual fee, computed daily and paid monthly, at the following annual rates: 0.0235% of the first $15 billion of aggregate Trust, VP II and VVIF net assets; plus 0.015% of aggregate net assets of aggregate Trust, VP II and VVIF net assets from in excess of $15 billion to $30 billion; plus 0.01% of aggregate Trust, VP II and VVIF net assets in excess of $30 billion. Citi may periodically waive all or a portion of the amount of its fee that is allocated to any Fund in order to increase the net income of the Funds available for distribution to shareholders. In addition, the Trust, VP II and VVIF reimburse Citi for all of their reasonable out-of-pocket expenses incurred as a result of providing the services under the Sub-Administration and Sub-Fund Accounting Agreement.

Unless sooner terminated, the Sub-Administration and Sub-Fund Accounting Agreement continues in effect as to each Fund for a period of three years and for consecutive one-year terms thereafter, provided that such continuance is specifically approved by the Board or by vote of a majority of the outstanding shares of each Fund and, in either case, by a majority of the Trustees who are not parties to the Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Agreement. The Sub-Administration and Sub-Fund Accounting Agreement provides that Citi shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from bad faith, willful misfeasance, negligence, or reckless disregard of its obligations and duties under the Agreement.

Under the Sub-Administration and Sub-Fund Accounting Agreement, Citi calculates Trust expenses and make disbursements; calculates capital gain and distribution information; registers the Funds’ shares with the states; prepares shareholder reports and reports to the SEC on Forms N-SAR and N-Q; coordinates dividend payments; calculates the Funds’ performance information; files the Trust’s tax returns; supplies individuals to serve as Trust officers; monitors the Funds’ status as regulated investment companies under the Code; assists in developing portfolio compliance procedures; reports to the Board amounts paid under shareholder service agreements; assists with regulatory compliance; obtains, maintains and files fidelity bonds and Trustees’ and officers’/errors and omissions insurance policies for the Trust; and assists in the annual audit of the Funds.

Transfer Agent

FIS Investor Services LLC (“FIS”) located at 4249 Easton Way, Suite 400, Columbus, Ohio 43219, serves as transfer agent for the Funds pursuant to a transfer agency agreement. Under its agreement with the Victory Funds, FIS has agreed to (1) issue and redeem shares of the Funds; (2) address and mail all communications by the Funds to their shareholders, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders; (3) respond to correspondence or inquiries by shareholders and others relating to its duties; (4) maintain shareholder accounts and certain sub-accounts; and (5) make periodic reports to the Board concerning the Funds’ operations.

Custodian

General. Citibank N.A., (the “Custodian”), 388 Greenwich St., New York, New York 10013, serves as the custodian of each Fund’s assets pursuant to a Global Custodial Services Agreement dated August 5, 2008, as amended. The Custodian’s responsibilities include safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Custodian may, with the approval of a Fund and at its own expense, open and maintain a sub-custody account or accounts on behalf of a Fund, provided that it shall remain liable for the performance of all of its duties under its respective custody agreement.

Foreign Custody. Rule 17f-5 under the 1940 Act, which governs the custody of investment company assets outside the United States, allows a mutual fund’s board of directors to delegate to a “Foreign Custody Manager” the selection and monitoring of foreign sub-custodian arrangements for the Trust’s assets. Accordingly, the Board delegated these responsibilities to the Custodian pursuant to the Global Custodial Services Agreement. As Foreign Custody Manager, the Custodian must (a) determine that the assets of the International Funds held by a foreign sub-custodian will be subject to reasonable care, based on the standards applicable to custodians in the relevant market; (b) determine that the Trust’s foreign custody arrangements are governed by written contracts in compliance with Rule 17f-5 (or, in the case of a compulsory depository, by such a contract and/or established practices or procedures); and (c) monitor the appropriateness of these arrangements and any material change in the relevant contract, practices or procedures. In determining appropriateness, the Custodian will not evaluate a particular country’s investment risks, such as (a) the use of compulsory depositories, (b) such country’s financial infrastructure, (c) such country’s prevailing custody and settlement practices, (d) nationalization, expropriation or other governmental actions, (e) regulation of the banking or securities industry, (f) currency controls, restrictions, devaluations or fluctuations, and (g) market conditions that affect the orderly execution of securities transactions or affect the value of securities. The Custodian will provide to the Board quarterly written reports regarding the Trust’s foreign custody arrangements.

Distributor

Victory Capital Advisers, Inc. (the “Distributor”), located at 4900 Tiedeman Road, 4th Floor, Brooklyn OH 44144, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust dated August 1, 2013, as amended (the “Distribution Agreement”). The Distributor is an affiliate of the Adviser. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to each Fund for two years and will continue thereafter for consecutive one-year terms, provided that the renewal is approved at least annually (1) by the Board or by the vote of a majority of the outstanding shares of each Fund, and (2) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act.

The following table reflects the total underwriting commissions earned and the amount of those commissions retained by the Distributor in connection with the sale of shares of each Fund for the last three fiscal years ended June 30.  Prior to October 31, 2014, the funds had not commenced operations so no fees were paid to the Distributor under the Distribution Agreement.

	Fiscal Year Ended June 30, 2017
	Underwriting Commissions	Amount Retained

INCORE Total Return Bond Fund	$6,370	$1,794
Integrity Discovery Fund	$75,599	$9,708
Integrity Mid-Cap Value Fund	$46,288	$5,931
Integrity Small/Mid-Cap Value Fund	$55,584	$7,312
Integrity Small-Cap Value Fund	$107,945	$13,905
Munder Multi-Cap Fund	$64,079	$8,397
Munder Mid-Cap Core Growth Fund	$121,131	$15,783
Munder Small Cap Growth Fund	$2,471	$271
S&P 500 Index Fund	$31,812	$3,626
Trivalent Emerging Markets Small-Cap Fund	$1,513	$194
Trivalent International Fund-Core Equity	$5,163	$804
Trivalent International Small-Cap Fund	$61,172	$8,020

	Fiscal Year Ended June 30, 2016
	Underwriting Commissions	Amount Retained
INCORE Total Return Bond Fund	$1,224	$312
Integrity Discovery Fund	$15,490	$2,104
Integrity Mid-Cap Value Fund	$12,230	$1,581
Integrity Small/Mid-Cap Value Fund	$10,209	$1,327
Integrity Small-Cap Value Fund	$85,200	$11,287
Munder Multi-Cap Fund	$101,908	$13,300
Munder Mid-Cap Core Growth Fund	$171,240	$22,473
Munder Small Cap Growth Fund	$0	$0
S&P 500 Index Fund	$22,656	$2,552
Trivalent Emerging Markets Small-Cap Fund	$69	$9
Trivalent International Fund-Core Equity	$517	$68
Trivalent International Small-Cap Fund	$116,954	$15,158

	Fiscal Year Ended June 30, 2015*
	Underwriting Commissions	Amount Retained
INCORE Total Return Bond Fund	$2,006	$1,024
Integrity Discovery Fund	$2,265	$1,778
Integrity Mid-Cap Value Fund	$122	$47
Integrity Small/Mid-Cap Value Fund	$1,231	$288
Integrity Small-Cap Value Fund	$41,468	$23,579
Munder Multi-Cap Fund	$40,778	$17,081
Munder Mid-Cap Core Growth Fund	$77,381	$51,139
Munder Small Cap Growth Fund**	$0	$0
S&P 500 Index Fund	$8,525	$4,117
Trivalent Emerging Markets Small-Cap Fund	$662	$93
Trivalent International Fund-Core Equity	$1,684	$513
Trivalent International Small-Cap Fund	$39,272	$16,287

* October 31, 2014 — June 30, 2015.

**The Munder Small Cap Growth Fund commenced operations on May 1, 2015.

RULE 12B-1 DISTRIBUTION AND SERVICE PLANS

The Trust has adopted distribution and service plans in accordance with Rule 12b-1 under the 1940 Act (each a “Rule 12b-1 Plan”) on behalf of Class A, C and R shares of various Funds. Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the fund under the Rule.

Class A Rule 12b-1 Plan. Under the Trust’s Class A Rule 12b-1 Plan, Class A shares of each Fund pays the Distributor a distribution and service fee of 0.25%. Under this Rule 12b-1 Plan, the Distributor may use Rule 12b-1 fees for: (a) costs of printing and distributing each such Fund’s Prospectus, SAI and reports to prospective investors in these Funds; (b) costs involved in preparing, printing and distributing sales literature pertaining to these Funds; (c) an allocation of overhead and other branch office distribution-related expenses of the Distributor; (d) payments to persons who provide support services in connection with the distribution of each such Fund’s Class A shares, including but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Funds, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Funds’ transfer agent; (e) accruals for interest on the amount of the foregoing expenses that exceed the distribution fee and the CDSCs received by the Distributor; and (f) any other expense primarily intended to result in the sale of the Funds’ Class A shares, including, without limitation, payments to salesmen and selling dealers at the time of the sale of such shares, if applicable, and continuing fees to each such salesmen and selling dealers, which fee shall begin to accrue immediately after the sale of such shares.

The Class A Rule 12b-1 Plan specifically recognizes that either the Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of Class A shares of these Funds. In addition, this Rule 12b-1 Plan provides that the Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling these Funds’ Class A shares, or to third parties, including banks, that render shareholder support services.

Class C Rule 12b-1 Plan. Under the Trust’s Class C Rule 12b-1 Plan, Class C shares of each Fund pays the Distributor a distribution and service fee of 1.00%.  The Distributor may use Rule 12b-1 fees to pay for activities primarily intended to result in the sale of Class C shares, including but not limited to: (i) costs of printing and distributing a Fund’s prospectus, SAI and reports to prospective investors in the Fund; (ii) costs involved in preparing, printing and distributing sales literature pertaining to a Fund; and (iii) payments to salesmen and selling dealers at the time of the sale of shares, if applicable, and continuing fees to each such salesman and selling dealers, which fee shall begin to accrue immediately after the sale of such shares. Fees may also be used to pay persons, including but not limited to the Funds’ transfer agent, any sub-transfer agents, or any administrators, for providing services to the Funds and their Class C shareholders, including but not limited to: (i) maintaining shareholder accounts; (ii) answering routine inquiries regarding a Fund; (iii) processing shareholder transactions; and (iv) providing any other shareholder services not otherwise provided by a Fund’s transfer agent. In addition, the Distributor may use the Rule 12b-1 fees paid under this Plan for an allocation of overhead and other branch office distribution-related expenses of the Distributor such as office space and equipment and telephone facilities, and for accruals for interest on the amount of the foregoing expenses that exceed the Distribution Fee and the CDSC received by the Distributor. Of the 1.00% permitted under the Plan, no more than the maximum amount permitted by the NASD Conduct Rules will be used to finance activities primarily intended to result in the sale of Class C shares.

Class R Rule 12b-1 Plan. Under the Trust’s Class R Rule 12b-1 Plan, each Fund pays the Distributor a distribution and service fee of up to 0.50%. Under this Rule 12b-1 Plan, the Distributor may use Rule 12b-1 fees for: (a) costs of printing and distributing each such Fund’s prospectus, SAI and reports to prospective investors in these Funds;

(b) costs involved in preparing, printing and distributing sales literature pertaining to these Funds; (c) an allocation of overhead and other branch office distribution-related expenses of the Distributor; (d) payments to persons who provide support services in connection with the distribution of each such Fund’s Class R shares, including but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Funds, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Funds’ transfer agent; (e) accruals for interest on the amount of the foregoing expenses that exceed the distribution fee and the CDSCs received by the Distributor; and (f) any other expense primarily intended to result in the sale of the Funds’ Class R shares, including, without limitation, payments to salesmen and selling dealers at the time of the sale of such shares, if applicable, and continuing fees to each such salesmen and selling dealers, which fee shall begin to accrue immediately after the sale of such shares.

The Class R Rule 12b-1 Plan specifically recognizes that either the Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of Class R shares of these Funds. In addition, this Rule 12b-1 Plan provides that the Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling these Funds’ Class R shares, or to third parties, including banks, that render shareholder support services. To the extent that a Plan gives the Adviser or the Distributor greater flexibility in connection with the distribution of Class R shares of the Funds, additional sales of these shares may result.

Rule 12b-1 Plans. The amount of the Rule 12b-1 fees payable by any share class of a Fund under these Rule 12b-1 Plans is considered compensation and is not related directly to expenses incurred by the Distributor and neither Plan obligates a Fund to reimburse the Distributor for such expenses. The fees set forth under any Rule 12b-1 Plan will be paid by each such share class of a Fund to the Distributor unless and until the Plan is terminated or not renewed with respect to such Fund’s share class; any distribution or service expenses incurred by the Distributor on behalf of the Funds in excess of payments of the distribution fees specified above that the Distributor has accrued through the termination date are the sole responsibility and liability of the Distributor and not an obligation of any such Fund.

Each of the Rule 12b-1 Plans have been approved by the Board, including the Independent Trustees, at a meeting called for that purpose. As required by Rule 12b-1, the Board carefully considered all pertinent factors relating to the implementation of the Plans prior to their approval and determined that there was a reasonable likelihood that the Plans would benefit the Funds and shareholders of the applicable class. Additionally, certain support services covered under a Plan may be provided more effectively under the Plan by local entities with whom shareholders have other relationships or by the shareholder’s broker.

The following tables reflect the payment of Rule 12b-1 fees to the Distributor for periods after October 31, 2013 and to the Predecessor Funds’ distributor prior to that date, pursuant to the plans of distribution adopted with respect to the Fund and the Predecessor Funds pursuant to Rule 12b-1 (“Predecessor Plans”) during the most recent three fiscal years ended June 30. All such payments consisted of compensation to broker-dealers.

Class A

	Fiscal Year Ending June 30, 2017	Fiscal Year Ending June 30, 2016	Fiscal Year Ending June 30, 2015
INCORE Total Return Bond Fund	$37,148	$41,616	$53,737
Integrity Discovery Fund	$206,971	$130,583	$174,677
Integrity Mid-Cap Value Fund	$10,593	$27,262	$18,496
Integrity Small/Mid Cap Value Fund	$3,531	$1,435	$1,242
Integrity Small-Cap Value	$553,700	$569,407	$503,260
Munder Mid-Cap Core Growth Fund	$2,165,807	$2,699,351	$3,289,317
Munder Multi-Cap Fund	$813,884	$856,405	$961,646
Munder Small Cap Growth Fund*	$236	$118	$22
S&P 500 Index Fund	$287,609	$288,495	$319,652
Trivalent Emerging Markets Small-Cap Fund	$882	$744	$805
Trivalent International Fund-Core Equity	$12,499	$13,025	$14,524
Trivalent International Small-Cap Fund	$201,536	$207,629	$89,358

* Munder Small Cap Growth Fund commenced operations on May 1, 2015.

Class C

	Fiscal Year Ending June 30, 2017	Fiscal Year Ending June 30, 2016	Fiscal Year Ending June 30, 2015
INCORE Total Return Bond Fund	$27,358	$33,649	$39,763
Integrity Discovery Fund	$159,901	$146,798	$258,643
Integrity Small-Cap Value	$297,086	$275,997	$2,503,713
Munder Mid-Cap Core Growth Fund	$1,822,429	$2,200,498	$814,964
Munder Multi-Cap Fund	$672,218	$734,932	$13,072
S&P 500 Index Fund	$0	$0	$164,421
Trivalent International Fund-Core Equity	$0	$5,984	$28,164
Trivalent International Small-Cap Fund	$53,185	$53,979	$39,763

Class R

	Fiscal Year Ending June 30, 2017	Fiscal Year Ending June 30, 2016	Fiscal Year Ending June 30, 2015
Integrity Discovery Fund	$10,135	$6,665	$4,844
Integrity Small-Cap Value	$79,542	$67,303	$44,406
Munder Mid-Cap Core Growth Fund	$186,360	$230,406	$302,289
Munder Multi-Cap Fund	$5,107	$5,008	$5,050
S&P 500 Index Fund	$73,570	$67,266	$75,999

Code of Ethics

Each of the Trust, the Adviser and the Distributor has adopted a Code of Ethics in accordance with Rule 17j-1 under the 1940 Act. The Adviser Code of Ethics applies to all Access Personnel (the Adviser’s directors and officers and employees with investment advisory duties) and all Supervised Personnel (all of the Adviser’s directors, officers and employees). Each Code of Ethics provides that Access Personnel must refrain from certain trading practices. Each Code also requires all Access Personnel (and, in the Adviser Code, all Supervised Personnel) to report certain personal investment activities, including, but not limited to, purchases or sales of securities that may be purchased or held by the Funds. Violations of any Code of Ethics can result in penalties, suspension, or termination of employment.

Proxy Voting Policies and Procedures

In accordance with the 1940 Act, the Trust has adopted policies and procedures for voting proxies related to equity securities that the Funds hold (the “Proxy Voting Policy”). The Trust’s Proxy Voting Policy is designed to: (i) ensure that proxies are voted in the best interests of shareholders of the Funds with a view toward maximizing the value of their investments; (ii) address conflicts of interests between these shareholders, on the one hand, and affiliates of the Fund, the Adviser or the Distributor, on the other, that may arise regarding the voting of proxies; and (iii) provide for the disclosure of the Funds’ proxy voting records and the Proxy Voting Policy. The Proxy Voting Policy delegates to the Adviser the obligation to vote the Funds’ proxies in the best interests of the Funds and their shareholders, subject to oversight by the Board.

To assist the Adviser in making proxy-voting decisions, the Adviser has adopted a Proxy Voting Policy (“Policy”) that establishes voting guidelines (“Proxy Voting Guidelines”) with respect to certain recurring issues. The Policy is reviewed on an annual basis by the Adviser’s Proxy Committee (“Proxy Committee”) and revised when the Committee determines that a change is appropriate. The Board annually reviews the Trust’s Proxy Voting Policy and the Adviser’s Policy and determines whether amendments are necessary or advisable.

Voting under the Adviser’s Policy may be executed through administrative screening per established guidelines with oversight by the Proxy Committee or upon vote by a quorum of the Proxy Committee. The Adviser delegates to Institutional Shareholder Services (“ISS”), an independent service provider, the non-discretionary administration of proxy voting for the Trust, subject to oversight by the Adviser’s Proxy Committee. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by the Adviser.

The Adviser votes proxies in the best interests of the Funds and their shareholders. This entails voting client proxies with the objective of increasing the long-term economic value of Fund assets. The Adviser’s Proxy Committee determines how proxies are voted by following established guidelines, which are intended to assist in voting proxies and are not considered rigid rules. The Proxy Committee is directed to apply the guidelines as appropriate. On occasion, however, a contrary vote may be warranted when such action is in the best interests of the Funds or if required by the Board or the Funds’ Proxy Voting Policy. In such cases, the Adviser may consider, among other things:

•                  the effect of the proposal on the underlying value of the securities

•                  the effect on marketability of the securities

•                  the effect of the proposal on future prospects of the issuer

•                  the composition and effectiveness of the issuer’s board of directors

•                  the issuer’s corporate governance practices

•                  the quality of communications from the issuer to its shareholders

The following examples illustrate the Adviser’s policy with respect to some common proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Adviser supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.

Directors

•                  The Adviser generally supports the election of directors in uncontested elections, except when there are issues of accountability, responsiveness, composition, and/or independence.

•                  The Adviser generally supports proposals for an independent chair taking into account factors such as the current board leadership structure, the company’s governance practices, and company performance.

•                  The Adviser generally supports proxy access proposals that are in line with the market standards regarding the ownership threshold, ownership duration, aggregation provisions, cap on nominees, and do not contain any other unreasonably restrictive guidelines.

•                  The Adviser reviews contested elections on a case-by-case basis taking into account such factors as the company performance, particularly the long-term performance relative to the industry; the management track record; the nominee qualifications and compensatory arrangements; the strategic plan of the dissident and its critique of the current management; the likelihood that the proposed goals and objectives can be achieved; the ownership stakes of the relevant parties; and any other context that is particular to the company and the nature of the election.

Capitalization & Restructuring

•                  The Adviser generally supports capitalization proposals that facilitate a corporate transaction that is also being supported and for general corporate purposes so long as the increase is not excessive and there are no issues of superior voting rights, company performance, previous abuses of capital, or insufficient justification for the need for additional capital.

Mergers and Acquisitions

•                  The Adviser reviews mergers and acquisitions on a case-by-case basis to balance the merits and drawbacks of the transaction and factors such as valuation, strategic rationale, negotiations and process, conflicts of interest, and the governance profile of the company post-transaction.

Compensation

•                  The Adviser reviews all compensation proposals for pay-for-performance alignment, with emphasis on long-term shareholder value; arrangements that risk pay for failure; independence in the setting of compensation; inappropriate pay to non-executive directors, and the quality and rationale of the compensation disclosure.

•                  The Adviser will generally vote FOR advisory votes on executive compensation (“say on pay”) unless there is a pay-for-performance misalignment; problematic pay practice or non-performance based element; incentive for excessive risk-taking, options backdating; or a lack of compensation committee communication and/or responsiveness to shareholder concerns.

•                  The Adviser will vote case-by-case on equity based compensation plans taking into account factors such as the plan cost; the plan features; and the grant practices as well as any overriding factors that may have a significant negative impact on shareholder interests.

Social and Environmental Issues

•                  The Adviser will vote case-by-case on topics such as consumer and product safety; environment and energy; labor standards and human rights; workplace and board diversity; and corporate and political issues, taking into account factors such as the implementation of the proposal is likely to enhance or protect shareholder value; whether the company has already responded in an appropriate and sufficient manner to the issue raised; whether the request is unduly burdensome; and whether the issue is more appropriately or effectively handled through legislation or other regulations.

The Adviser may also take into account independent third-party, general industry guidance or other corporate governance review sources when making decisions. It may additionally seek guidance from other senior internal sources with special expertise on a given topic where it is appropriate. The investment team’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in a Fund’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.

Occasionally, conflicts of interest arise between the Adviser’s interests and those of a Fund or another client. When this occurs, the Proxy Committee must document the nature of the conflict and vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue. In the event that the Proxy Voting Guidelines are inapplicable or do not mitigate the conflict, the Adviser will seek the opinion of the Adviser’s Chief Compliance Officer or consult with an external independent adviser. In the case of a Proxy Committee member having a personal conflict of interest (e.g. a family member is on the board of the issuer), such member will abstain from voting. Finally, the Adviser reports to the Board annually any proxy votes that took place involving a conflict, including the nature of the conflict and the basis or rationale for the voting decision made.

The Funds’ Proxy Voting Policy provides that the Funds, in accordance with SEC rules, annually will disclose on Form N-PX the Funds’ proxy voting record. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is updated each year by August 31st and is available without charge, upon request, by calling toll free 800 539-FUND (800 539 3863) or by accessing the SEC’s website at www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision of the Board, the Adviser is responsible for making decisions with respect to the purchase and sale of portfolio securities on behalf of the Funds. The Adviser is also responsible for the implementation of those decisions, including the selection of broker/dealers to effect portfolio transactions, the negotiation of commissions, and the allocation of principal business and portfolio brokerage.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally been fixed for trades on stock markets outside the United States. In recent years, however, an increasing number of overseas stock markets have adopted a system of negotiated rates. It is expected that equity securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if such market is deemed the primary market. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission (the underwriter’s concession) or discount.

Fixed income and convertible securities are bought and sold through broker-dealers acting on a principal basis. These trades are not charged a commission, but rather are marked up or marked down by the executing broker-dealer. The Adviser does not know the actual value of the markup/markdown. However, the Adviser attempts to ascertain whether the overall price of a security is reasonable through the use of competitive bids. Orders to buy or sell convertible securities and fixed income securities are placed on a competitive basis with a reasonable attempt made to obtain three competitive bids or offers. Exceptions are: (1) where the bid/ask spread is 5 basis points or less, provided the order is actually filled at the bid or better for sales and at the ask or better for purchases; (2) securities for which there are only one or two market makers; (3) block purchases considered relatively large; (4) swaps, a simultaneous sale of one security and purchase of another in substantially equal amounts for the same account, intended to take advantage of an aberration in a spread relationship, realize losses, etc.; and (5) purchases and/or sales of fixed income securities for which, typically, more than one offering of the same issue is unobtainable; subject to a judgment by the trader that the bid is competitive.

It is the policy of the Adviser to obtain the “best execution” of its clients’ securities transactions. The Adviser strives to execute each client’s securities transactions in such a manner that the client’s total costs or proceeds in each transaction are the most favorable under the circumstances. Commission rates paid on securities transactions for client accounts must reflect comparative market rates.

In purchasing and selling each Fund’s portfolio securities, it is the Adviser’s policy to obtain quality execution at the most favorable prices through responsible broker/dealers and, in the case of agency transactions, at competitive commission rates where such rates are negotiable. In selecting broker/dealers to execute a Fund’s portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, their expertise in particular markets and the brokerage and research services they provide to the Adviser or the Funds. It is not the Adviser’s practice to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

As permitted by Section 28(e) of the 1934 Act, the Adviser may cause a Fund to pay broker-dealers that provide brokerage and research services a commission rate that exceeds the amount other broker/dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker/dealer viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to the Fund or to its other clients.  The term “brokerage and research services” includes advice as to the value of securities, the advisability of investing in, purchasing,  or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

The brokerage and research services are in addition to and do not replace the services and research that the Adviser is required to perform and do not reduce the investment advisory fees payable to the Adviser by the Funds. Such information may be useful to the Adviser in serving both the Funds and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to the Adviser in carrying out its obligations to the Funds.

Brokerage commissions may never be used to compensate a third party for client referrals unless the client has directed such an arrangement. In addition, brokerage commissions may never be used to obtain research and/or services for the benefit of any employee or non-client entity.

The Adviser will make a good faith determination that the commissions paid are reasonable in relationship to the value of the services received and continually reviews the quality of execution it receives from and the commission rates charged by the brokers it uses to carry out trades for its clients. The Adviser will consider the full range and quality of a broker’s services in placing brokerage including, but not limited to, the value of research provided, execution capability, commission rate, willingness and ability to commit capital and responsiveness. The lowest possible commission cost alone does not determine broker selection. The transaction that represents the best quality execution for a client account will be executed. Commission ranges and the actual commission paid for trades of listed stocks and over-the-counter stocks may vary depending on, but not limited to, the liquidity and volatility of the stock and services provided to the Adviser by the broker.

Some brokers executing trades for the Adviser’s clients may, from time to time, receive liquidity rebates in connection with the routing of trades to Electronic Communications Networks. Since the Adviser is not a broker, however, it is ineligible to receive such rebates and does not obtain direct benefits for its clients from this broker practice.

Investment decisions for each Fund are made independently from those made for the other Funds or any other investment company or account managed by the Adviser. Such other investment companies or accounts may also invest in the same securities and may follow similar investment strategies as the Funds. The Adviser may combine transaction orders (“bunching” or “blocking” trades) for more than one client account where such action appears to be equitable and potentially advantageous for each account (e.g., for the purpose of reducing brokerage commissions or obtaining a more favorable transaction price.) The Adviser will aggregate transaction orders only if it believes that the aggregation is consistent with its duty to seek best execution for its clients and is consistent with the terms of investment advisory agreements with each client for whom trades are being aggregated. Both equity and fixed-income securities may be aggregated. When making such a combination of transaction orders for a new issue or secondary market trade in an equity security, the Adviser adheres to the following objectives:

•                      Fairness to clients both in the participation of execution of orders for their account, and in the allocation of orders for the accounts of more than one client.

•                      Allocation of all orders in a timely and efficient manner.

In some cases, aggregating trades may affect the price paid or received by a Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only that particular Fund had participated in or been allocated such trades.

The aggregation of transactions for advisory accounts and proprietary accounts (including partnerships and other accounts in which the Adviser or its associated persons are partners or participants, and managed employee accounts) is permissible. No proprietary account may be favored over any other participating account and such practice must be consistent with the Adviser’s Code of Ethics.

Equity trade orders are executed based only on trade instructions received from portfolio managers by the trading desk. Portfolio managers may enter trades to meet the full target allocation immediately or may meet the allocation through moves in incremental blocks. Orders are processed on a “first-come, first-served” basis. At times, a rotation system may determine “first-come, first-served” treatment when the equity trading desk receives the same order for multiple accounts simultaneously. The Adviser will utilize a rotation whereby the Funds, even if aggregated with other orders, are in the first block(s) to trade within the rotation. To aggregate orders, the equity trading desk must determine that all accounts in the order will benefit. Any new trade that can be blocked with an existing open order may be added to the open order to form a larger block. The Adviser receives no additional compensation or remuneration of any kind as a result of the aggregation of trades. All accounts participating in a block execution receive the same execution price, an average share price, for securities purchased or sold on a trading day. Execution prices may not be carried overnight. Any portion of an order that remains unfilled at the end of a given day shall be rewritten (absent contrary instructions) on the following day as a new order. Accounts with trades executed the next day will receive a new daily average price to be determined at the end of the following day.

Where the full amount of a block execution is not executed, the partial amount actually executed will be allocated on a pro rata basis whenever possible. The following execution methods maybe used in place of a pro rata procedure:

relative size allocations, security position weighting, priority for specialized accounts, or a special allocation based on compliance approval.

After the proper allocation has been completed, excess shares must be sold in the secondary market, and may not be reallocated to another managed account.

In making investment decisions for the Funds, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Fund is a customer of the Adviser, its parents, subsidiaries or affiliates, and, in dealing with their commercial customers, the Adviser, its parents, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by the Funds. Portfolio securities will not be purchased from or sold to the Adviser, or the Distributor, or any affiliated person of any of them acting as principal, except to the extent permitted by rule or order of the SEC.

The table below provides the dollar amount of brokerage commissions paid by each Fund (including by each Predecessor for periods prior to October 31, 2014) for the last three fiscal years ended June 30, all of which were paid to entities that are not affiliated with the Funds, the Adviser or the Distributor. :

	Fiscal year ended June 30, 2017	Fiscal year ended June 30, 2016	Fiscal year ended June 30, 2015
INCORE Total Return Bond Fund	$778	$6,058	$10,009
Integrity Discovery Fund	$499,963	$277,342	$259,522
Integrity Mid-Cap Value Fund	$76,197	$41,843	$17,777
Integrity Small/Mid-Cap Value Fund	$86,247	$49,500	$28,696
Integrity Small-Cap Value Fund	$4,388,626	$3,373,248	$1,622,356
Munder Multi-Cap Fund	$565,271	$659,095	$636,531
Munder Mid-Cap Core Growth Fund	$2,690,617	$2,944,798	$1,765,424
Munder Small Cap Growth Fund	$9,221	$5,599	$2,744
S&P 500 Index Fund	$8,361	$14,110	$9,261
Trivalent Emerging Markets Small-Cap Fund	$8,206	$8,019	$6,980
Trivalent International Fund-Core Equity	$37,805	$34,491	$24,836
Trivalent International Small-Cap Fund	$1,059,478	$1,310,316	$551,845

Affiliated Brokerage. The Board has authorized the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. The Board has adopted procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which require that the commission paid to affiliated broker-dealers must be “reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other broker-dealers in connection with comparable transactions involving similar securities during a comparable period of time.”

The Trust will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser or its affiliates. From time to time, when determined by the Adviser to be advantageous to the Funds, the Adviser may execute portfolio transactions through affiliated broker-dealers. All such transactions must be completed in accordance with procedures approved by the Board. The percentage of trades executed through an affiliated broker-dealer for a Fund may be higher relative to trades executed by unaffiliated dealers, so long as the trades executed by the affiliated broker-dealer are consistent with best execution.

No payments were made to any affiliated brokers during the last three fiscal years.

Allocation of Brokerage in Connection with Research Services. During the last fiscal year ended June 30, the Adviser, through agreements or understandings with brokers, or otherwise through an internal allocation procedure, directed the brokerage transactions of certain Funds to brokers because of research services provided. The following table indicates the Funds that entered into these transactions, the amount of these transactions and related commissions paid during this period. These amounts represent transactions effected with, and related commissions paid to, brokers that provide third party research services. They do not include transactions and commissions involving brokers that provide proprietary research.

Fund	Amount of Transactions to Brokers Providing Research	Related Commissions
INCORE Total Return Bond Fund	$2,921,924	$678
Integrity Discovery Fund	$186,321,125	$214,659
Integrity Mid-Cap Value Fund	$31,816,956	$26,914
Integrity Small Mid-Cap Value Fund	$37,275,011	$36,104
Integrity Small-Cap Value Fund	$933,864,037	$1,547,444
Munder Mid-Cap Core Growth Fund	$5,162,451,532	$1,947,390
Munder Multi-Cap Fund	$677,910,031	$361,613
Munder Small Cap Growth Fund	$5,439,284	$8,475
S&P 500 Index Fund	$0	$0
Trivalent Emerging Markets Small-Cap Fund	$6,278,011	$6,473
Trivalent International Fund — Core Equity	$8,600,683	$7,105
Trivalent International Small-Cap Fund	$435,556,439	$395,028

Securities of Regular Brokers or Dealers. The SEC requires the Trust to provide certain information for those Funds that held securities of their regular brokers or dealers (or their parents) during the Trust’s most recent fiscal year. The following table identifies, for each applicable Fund, those brokers or dealers, the type of security and the value of the Fund’s aggregate holdings of the securities of each such issuer as of June 30, 2017.

Fund	Broker-Dealer	Type of Security (Debt or Equity)	Aggregate Value ($000)
Integrity Mid-Cap Value	Raymond James	Equity	557
Integrity Small Cap Value	Stifel Financial Corp.	Equity	27,763
Integrity Small/Mid-Cap Value	Raymond James	Equity	614
Integrity Small/Mid-Cap Value	Stifel Financial Corp.	Equity	390
Munder Multi-Cap	Bank of America/Merrill Lynch	Equity	4,186
Munder Multi-Cap	JP Morgan	Equity	7,060
Munder Multi-Cap	Morgan Stanley	Equity	4,739
Munder Multi-Cap	Raymond James	Equity	5,904
S&P 500 Index	Bank of America/Merrill Lynch	Equity	2,725
S&P 500 Index	Citigroup, Inc.	Equity	2,078
S&P 500 Index	Goldman Sachs & Co.	Equity	917
S&P 500 Index	JP Morgan	Equity	3,664
S&P 500 Index	Keybank N.A.	Equity	232
S&P 500 Index	Morgan Stanley	Equity	716
S&P 500 Index	Raymond James	Equity	116
Munder Mid-Cap Core Growth Fund	Keybank N.A.	Equity	39,309
INCORE Total Return Bond	Bank of America/Merrill Lynch	Debt	1,001
INCORE Total Return Bond	Citigroup Inc.	Debt	1,544
INCORE Total Return Bond	Goldman Sachs & Co.	Debt	1,844
INCORE Total Return Bond	JP Morgan	Debt	1,059
INCORE Total Return Bond	Keybank N.A.	Debt	1,010
INCORE Total Return Bond	Morgan Stanley	Debt	1,769
INCORE Total Return Bond	Wachovia	Debt	162

Portfolio Turnover

Each Fund may sell a portfolio investment soon after its acquisition if the Adviser believes that such a disposition is consistent with attaining the investment objective of the Fund. The Funds’ portfolio turnover rates stated in the Prospectus are calculated by dividing the lesser of each Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. Portfolio turnover is calculated on the basis of a Fund as a whole without distinguishing between the classes of shares issued.

The turnover rate for a Fund will vary from year-to-year and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A high rate of portfolio turnover (over 100%) will generally involve correspondingly greater transaction costs, which must be borne directly by the Fund and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains. To the extent short-term capital gains are realized, distributions attributable to such gains will be ordinary income for federal income tax purposes.

The following table shows the portfolio turnover rates for each Fund for the last two fiscal years ended June 30:

Fund	2017	2016
INCORE Total Return Bond	210%*	423%*
Integrity Discovery**	110%	42%
Integrity Mid-Cap Value	68%	71%
Integrity Small-Cap Value	58%	47%
Integrity Small/Mid-Cap Value	65%	60%
Munder Multi-Cap	109%	117%
S&P 500 Index	4%	4%
Munder Mid-Cap Core Growth	55%	40%
Munder Small Cap Growth	56%	55%
Trivalent Emerging Markets Small-Cap	81%	104%
Trivalent International Fund - Core Equity	91%	61%
Trivalent International Small-Cap	55%	85%

*                 Excluding mortgage dollar roll transactions, the INCORE Total Return Bond Fund’s portfolio turnover ratios for the fiscal years ended June 30, 2016 and 17 were 64% and 57%, respectively.

**          The increase in portfolio turnover for the Victory Integrity Discovery Fund was a result of higher inflows and outflows during the year.

DIVIDENDS, CAPITAL GAINS AND DISTRIBUTIONS

The Funds distribute substantially all of their net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Funds to qualify for favorable federal tax treatment. The Funds ordinarily declare and pay dividends separately for each class of shares, from their net investment income. Each Fund declares and pays capital gains annually. The Bond Fund declares and pays dividends monthly. The S&P 500 Index Fund declares and pays dividends quarterly. Each of the Integrity Discovery Fund, Integrity Mid-Cap Value Fund, Integrity Small/Mid-Cap Value Fund, Integrity Small-Cap Value

Fund, Munder Multi-Cap Fund, Munder Small Cap Growth, Munder Mid-Cap Core Growth Fund and International Funds declare and pay dividends annually.

The amount of a class’s distributions may vary from time to time depending on market conditions, the composition of a Fund’s portfolio and expenses borne by a Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends attributable to a particular class will differ due to differences in distribution expenses and other class-specific expenses.

For this purpose, the net income of a Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any and realized capital gains and losses on the Fund’s assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to the Adviser, are accrued each day. The expenses and liabilities of a Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Trust in proportion to the Fund’s share of the total net assets of the Trust.

TAXES

Information set forth in the Prospectuses that relates to federal income taxation is only a summary of certain key federal income tax considerations generally affecting purchasers of shares of the Funds. The following is only a summary of certain additional income and excise tax considerations generally affecting each Fund and its shareholders that are not described in the Prospectuses. No attempt has been made to present a complete explanation of the federal tax treatment of the Funds or the implications to shareholders and the discussions here and in each Fund’s Prospectus are not intended as substitutes for careful tax planning. Accordingly, potential purchasers of shares of the Funds are urged to consult their tax advisers with specific reference to their own tax circumstances. Special tax considerations may apply to certain types of investors subject to special treatment under the Code (including, for example, insurance companies, banks and tax-exempt organizations). In addition, the tax discussion in the Prospectuses and this SAI is based on tax law in effect on the date of the Prospectuses and this SAI; such laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

Qualification as a Regulated Investment Company

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and net capital gain (i.e., the excess of  long-term capital gains over short-term capital losses) that it distributes to shareholders, provided that it distributes at least the sum of 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

If a Fund has a net capital loss (i.e., an excess of capital losses over capital gains) for any year beginning on or before December 22, 2010, the amount thereof may be carried forward up to eight years and treated as a short-term capital loss that can be used to offset capital gains in such future years. There is no limitation on the number of years to which net capital losses arising in years beginning after December 22, 2010, may be carried. Any such net capital losses are utilized before net capital losses arising in years beginning on or before December 22, 2010. As explained below, however, such carryforwards may be subject to limitations on availability. Under Code Sections 382 and 383, if a Fund has an “ownership change,” then the Fund’s use of its capital loss carryforwards in any year following the ownership change will be limited to an amount equal to the NAV of the Fund immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the IRS) in effect for the month in which the ownership change occurs. The Funds will use their best efforts to avoid having an ownership change with respect to any Fund that has capital loss carryforwards. However, because of circumstances that may be beyond the control or knowledge of a Fund, there can be no assurance that such a Fund will not have, or has not already had, an ownership change. If a Fund has or has had an ownership change, then the Fund will be subject to federal income taxes on any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carryforwards unless distributed by the Fund. Any distributions of such capital gain net income will be taxable to shareholders as described under “Fund Distributions” below.

The following table summarizes the approximate capital loss carryforwards for the applicable Funds, as of June 30, 2017. The capital loss carryover amounts for each Fund shown include amounts that may expire in the year 2017 or later.

Fund	Approximate Capital Loss Carryforward ($000)	Year of Expiration
INCORE Total Return Bond Fund	$3,446	2018
Munder Multi-Cap Fund*	$3,325	2018
Trivalent International Fund-Core Equity*	$2,656	2018
Trivalent International Fund-Core Equity*	$989	2019

*The amount of these losses that may be utilized are limited as a result of a Fund ownership change.

The following table summarizes the capital loss carryforwards not subject to expiration for the applicable Funds as of June 30, 2017 (in thousands).

Fund	Short- Term Amount ($000)	Long- Term Amount ($000)	Total ($000)
INCORE Total Return Bond Fund	$396	$2,344	$2,740
Integrity Small/Mid-Cap Value Fund	$901	$0	$901
Munder Small Cap Growth Fund	$36	$138	$174
Trivalent Emerging Markets Small-Cap Fund	$173	$0	$173
Trivalent International Fund-Core Equity	$3,088	$0	$3,088
Trivalent International Fund-Core Equity*	$885	$0	$885
Trivalent International Small Cap Fund	$9,404	$0	$9,404

* The amount of these losses that may be utilized are limited as a result of an ownership change.

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company’s principal business of investing in stock or securities), other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and net income from interests in qualified publicly traded partnerships (the “Income Requirement”).

In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales “against the box.” However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued while the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless a Fund elects otherwise), generally will be treated as ordinary income or loss to the extent attributable to changes in foreign currency exchange rates.

Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the expected return is attributable to the time value of a Fund’s net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of Section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of such gain that is treated as ordinary income generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the applicable federal rate, reduced by the sum of: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capitalized interest on acquisition indebtedness under Code Section 263(g), among other amounts. However, if a Fund has a built-in loss with respect to a position that becomes a part of a conversion transaction, the character of such loss will be preserved upon a subsequent disposition or termination of the position. No authority exists that indicates that the character of the income treated as ordinary under this rule will not pass through to the Funds’ shareholders.

In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected (as applicable, depending on the type of the Fund involved) if (1) the asset is used to close a “short sale” (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a “straddle” (which term generally excludes a situation where the asset is stock and Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

Income from options on individual securities written by a Fund will not be recognized by the Fund for tax purposes until an option is exercised or lapses. Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss. If the Fund enters into a closing transaction, the difference between the premiums received and the amount paid by the Fund to close out its position will generally be treated as short-term capital gain or loss. If an option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security, and the character of any gain on such sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Fund in the underlying security. Because the Fund will not have control over the exercise of the options it writes, such exercises or other required sales of the underlying securities may cause the Fund to realize gains or losses at inopportune times.

For taxable years beginning after December 22, 2010, a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, may elect (unless it has made a taxable year election for excise tax purposes as discussed below, in which case different rules apply) to treat all or any part of certain net capital losses incurred after October 31 of a taxable year, and certain net ordinary losses incurred after October 31 or December 31 of a taxable year, as if they had been incurred in the succeeding taxable year.

In addition to satisfying the Income and Distribution Requirements described above, a Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (provided that, with respect to each issuer, the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of each such issuer and the Fund does not hold more than 10% of the outstanding voting securities of each such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses (other than securities of other regulated investment companies), or the securities of one or more qualified publicly traded partnerships. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option. For purposes of asset diversification testing, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government, such as the Federal Agricultural Mortgage Corporation, the Federal Farm Credit System Financial Assistance Corporation, FHLB, FHLMC, FNMA, GNMA and SLMA, are treated as U.S. government securities.

Certain Funds may invest in futures contracts, options on futures contracts, ETFs and other similar investment vehicles that provide exposure to commodities such as gold or other precious metals, energy or other commodities. Income or gain, if any, from such investments may not be qualifying income for purposes of the Income Requirements and a Fund’s investments in such instruments may not be treated as an investment in a “security” for purposes of the asset diversification test.

If for any taxable year a Fund does not qualify as a regulated investment company after taking into account cure provisions available for certain failures to so qualify (certain of which would result in the imposition of a tax on the Fund), all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders and such distributions will be taxable to the shareholders as dividends to the extent of the Fund’s current and accumulated earnings and profits. Such distributions may be eligible for: (i) the dividends-received deduction, in the case of corporate shareholders; or (ii) treatment as “qualified dividend income,” in the case of non-corporate shareholders. In addition, to qualify again to be taxed as a regulated investment company in a subsequent year, the Fund would be required to distribute to shareholders its earnings and profits attributable to non-qualifying years. Further, if the Fund failed to qualify for a period greater than two taxable years, then, in order to qualify as a regulated investment company in a subsequent year, the Fund would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year and 98.2% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, with respect to capital gain net income, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a “taxable year election”)). Tax-exempt interest on municipal obligations is not subject to the excise tax. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year and, if it so elects, the amount on which qualified estimated tax payments are made by it during such calendar year (in which case the amount it is treated as having distributed in the following calendar year will be reduced).

For purposes of calculating the excise tax, a regulated investment company: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year, (2) excludes specified gains and losses, including foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC (as defined below) mark-to-market election (or upon the actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, includes such specified gains and losses in determining the company’s ordinary taxable income for the succeeding calendar year); and (3) applies mark to market provisions which treat property as disposed of on the last day of a taxable year as if the taxable year ended on October 31 (or on the last day of its taxable year if it has made a taxable year election). In addition, a regulated investment company may elect to determine its ordinary income for the calendar year without regard to any net ordinary loss (determined without respect to specified gains and losses taken into account in clause (2) of the preceding sentence) attributable to the portion of the calendar year which is after the beginning of the taxable year which begins in such calendar year. Any amount of net ordinary loss not taken into account for a calendar year by reason of the preceding sentence will be treated as arising on the first day of the following calendar year.

Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Investments

Certain transactions that may be engaged in by a Fund (such as regulated futures contracts, certain foreign currency contracts and options on stock indexes and futures contracts) will be subject to special tax treatment as “Section 1256 Contracts.” Section 1256 Contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer’s obligations (or rights) under such Section 1256 Contracts have not terminated (by delivery, exercise, entering into a closing transaction, or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 Contracts is taken into account for the taxable year together with any other gain or loss that was recognized previously upon the termination of Section 1256 Contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 Contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such Section 1256 Contracts) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Fund, however, may elect not to have this special tax treatment apply to Section 1256 Contracts that are part of a “mixed straddle” with other investments of the Fund that are not Section 1256 Contracts.

A Fund may enter into notional principal contracts, including interest rate swaps, caps, floors and collars. Treasury Regulations provide, in general, that the net income or net deduction from a notional principal contract for a taxable year is included in or deducted from gross income for that taxable year. The net income or deduction from a notional principal contract for a taxable year equals the total of all of the periodic payments (generally, payments that are payable or receivable at fixed periodic intervals of one year or less during the entire term of the contract) that are recognized from that contract for the taxable year, all of the non-periodic payments (including premiums for caps, floors and collars) that are recognized from that contract for the taxable year and any termination payments that are recognized from that contract for the taxable year. No portion of a payment by a party to a notional principal contract is recognized prior to the first year to which any portion of a payment by the counterparty relates. A periodic payment is recognized ratably over the period to which it relates. In general, a non-periodic payment must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract. A non-periodic payment that relates to an interest rate swap, cap, floor, or collar is recognized over the term of the contract by allocating it in accordance with the values of a series of cash-settled forward or option contracts that reflect the specified index and notional principal amount upon which the notional principal contract is based (or under an alternative method provided in Treasury Regulations). A termination payment is recognized in the year the notional principal contract is extinguished, assigned, or terminated (i.e., in the year the termination payment is made).

A Fund may purchase securities of certain foreign investment funds or trusts that constitute passive foreign investment companies (“PFICs”) for federal income tax purposes. If a Fund invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualified electing fund (a “QEF”), in which event the Fund will each year have ordinary income equal to its pro rata share of the PFIC’s ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC’s net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC. In order to make this election with respect to a PFIC in which it invests, a Fund must obtain certain information from the PFIC on an annual basis, which the PFIC may be unwilling or unable to provide. Second, a Fund that invests in marketable stock of a PFIC may make a mark-to-market election with respect to such stock. Pursuant to such election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over the Fund’s adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of the stock at the end of a given taxable year, such excess will be deductible as ordinary loss in an amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. Solely for purposes of Code Sections 1291 through 1298, the Fund’s holding period with respect to its PFIC stock subject to the election will commence on the first day of the first taxable year beginning after the last taxable year for which the mark-to-market election applied. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

Finally, if a Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon the sale or other disposition of its interest in the PFIC or any excess distribution received by the Fund from the PFIC will be allocated ratably over the Fund’s holding period of its interest in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund’s gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as a dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest corporate tax rate in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to its shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will be taxable to the shareholders as a dividend.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount, which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Gain or loss on the sale of securities by the Fund will generally be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

The Fund may invest in preferred securities or other securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, potentially requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

The Fund may invest a portion of its net assets in below investment grade securities. Investments in these types of securities may present special tax issues for the Fund. Federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether modifications or exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues could affect the Fund’s ability to distribute sufficient income to preserve its status as a regulated investment company or to avoid the imposition of U.S. federal income or excise tax.

Fund Distributions

Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be treated as dividends for federal income tax purposes and may be taxable to non-corporate shareholders as long-term capital gains (a “qualified dividend”), provided that certain requirements, as discussed below, are met. Dividends received by corporate shareholders and dividends that do not constitute qualified dividends are taxable as ordinary income. The portion of dividends received from a Fund that are qualified dividends generally will be determined on a look-through basis. If the aggregate qualified dividends received by the Fund are less than 95% of the Fund’s gross income (as specially computed), the portion of dividends received from the Fund that constitute qualified dividends will be reported by the Fund and cannot exceed the ratio that the qualified dividends received by the Fund bears to its gross income. If the aggregate qualified dividends received by the Fund equal at least 95% of its gross income, then all of the dividends received from the Fund will constitute qualified dividends.

No dividend will constitute a qualified dividend (1) if it has been paid with respect to any share of stock that the Fund has held for less than 61 days (91 days in the case of certain preferred stock) during the 121-day period (181-day period in the case of certain preferred stock) beginning on the date that is 60 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of Code Section 246(c), any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) if the noncorporate shareholder fails to meet the holding period requirements set forth in (1) with respect to its shares in the Fund to which the dividend is attributable; or (3) to the extent that the Fund (or shareholder, as applicable) is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in property substantially similar or related to stock with respect to which an otherwise qualified dividend is paid.

Dividends received by a Fund from a foreign corporation may be qualified dividends if (1) the stock with respect to which the dividend is paid is readily tradable on an established securities market in the U.S., (2) the foreign corporation is incorporated in a possession of the U.S. or (3) the foreign corporation is eligible for the benefits of a comprehensive income tax treaty with the U.S. that includes an exchange of information program (and that the Treasury Department determines to be satisfactory for these purposes). The Treasury Department has issued guidance identifying which treaties are satisfactory for these purposes. Notwithstanding the above, dividends received from a foreign corporation that for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a PFIC will not constitute qualified dividends.

Distributions attributable to dividends received by a Fund from domestic corporations will qualify for the 70% dividends-received deduction (“DRD”) for corporate shareholders only to the extent discussed below. Distributions attributable to interest received by a Fund will not, and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the DRD.

Ordinary income dividends paid by a Fund with respect to a taxable year may qualify for the 70% DRD generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of dividends received by the Fund from domestic corporations for the taxable year. No DRD will be allowed with respect to any dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period (181-day period in the case of certain preferred stock) beginning on the date that is 45 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose under the rules of Code Section 246(c) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option (or an in-the-money qualified call option) to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the DRD for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b), which in general limits the DRD to 70% of the shareholder’s taxable income (determined without regard to the DRD and certain other items).

A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and reported as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions none of the capital gain recognized upon a Fund’s disposition of domestic qualified “small business” stock will be subject to tax (with certain limitations).

Conversely, if a Fund elects to retain its net capital gain, the Fund will be subject to tax thereon (except to the extent of any available capital loss carryovers) at the corporate tax rates. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Distributions by a Fund that do not constitute ordinary income dividends, qualified dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the NAV at the time a shareholder purchases shares of a Fund reflects undistributed net investment income, recognized net capital gain, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and paid by a Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. In addition, certain other distributions made after the close of the Fund’s taxable year may be “spilled back” and treated as paid by the Fund (except for the purposes of the 4% nondeductible excise tax) during such taxable year. In such case, a shareholder will be treated as having received such dividends in the taxable year in which the distributions were actually made. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

Certain U.S. shareholders, including individuals and estates and trusts, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from a Fund and net gains from the disposition of shares of a Fund. U.S. shareholders are urged to consult their own tax advisers regarding the implications of the additional Medicare tax resulting from an investment in a Fund.

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding taxes at the applicable rate on ordinary income dividends, qualified dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or is an “exempt recipient” (such as a corporation). Amounts withheld under the backup withholding rules will be allowed as a refund or a credit against a shareholder’s U.S. federal income tax liability provided the required information is furnished to the IRS.

Sale or Redemption of Shares

For all the Funds, a shareholder will recognize gain or loss on the sale or redemption of shares of a Fund (including an exchange of shares of a Fund for shares of another Fund) in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the same Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares (unless the loss is with respect to shares of a Fund for which the holding period began after December 22, 2010, and the Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends at least monthly) and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

If a shareholder (1) incurs a sales load in acquiring shares of a Fund, (2) disposes of such shares less than 91 days after they are acquired and (3) subsequently acquires, during the period beginning on the date of the disposition referred to in clause (2) and ending on January 31 of the calendar year following the calendar year that includes the date of such disposition, shares of the Fund or another Fund at a reduced sales load pursuant to a right acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on such shares but shall be treated as incurred on the acquisition of the subsequently acquired shares.

Tax Shelter and Other Reporting Requirements

If a shareholder realizes a loss on the disposition of shares of a Fund of at least $2 million in any single taxable year, or at least $4 million in any combination of taxable years (for an individual shareholder) or at least $10 million in any single taxable year, or at least $20 million in any combination of taxable years (for a corporate shareholder), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Shareholders should consult their tax advisers to determine the applicability of this requirement in light of their individual circumstances.

Foreign Taxation

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to “pass through” to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders of the Fund. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from a Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, subject to the discussion below with respect to “interest-related dividends” and “short-term capital gain dividends,” ordinary income dividends (including dividends that would otherwise be treated as qualified dividends to an applicable non-foreign shareholder) paid to such foreign shareholder will be subject to a 30% U.S. withholding tax (or lower applicable treaty rate) upon the gross amount of the dividend. Such foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of a Fund, capital gain dividends and capital gains retained by a Fund.

U.S. withholding tax generally does not apply to amounts designated by a Fund as an “interest-related dividend” or a “short-term capital gain dividend.” The aggregate amount treated as an interest-related dividend for a year is limited to the Fund’s qualified net interest income for the year, which is the excess of the sum of the Fund’s qualified interest income (generally, its U.S.-source interest income) over the deductions properly allocable to such income. The aggregate amount treated as a “short-term capital gain dividend” is limited to the excess of the Fund’s net short-term capital gain over its net long-term capital loss. In order to qualify for this exemption from withholding, a foreign investor needs to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reported the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then any dividends, and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

In the case of foreign noncorporate shareholders, a Fund may be required to withhold backup withholding taxes at the applicable rate on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

Both dividends in respect of stock of a Fund, and, after December 31, 2018, gross proceeds from the sale of stock of a Fund, held by or through certain foreign financial institutions (including investment funds), require U.S. withholding tax at a rate of 30% unless various certification, information reporting, due diligence and other applicable requirements (different from, and in addition to, those described above) are satisfied. Payments to a foreign financial institution generally will be subject to withholding unless, among other things, it enters into an agreement with the U.S. Treasury to obtain information with respect to and report on accounts held by certain U.S. persons or U.S. owned foreign entities, and to withhold on payments made to certain account holders. Payments to a foreign entity that is not a foreign financial institution generally will be subject to withholding if such entity or another non-financial foreign entity is the beneficial owner of the payment unless, among things, the beneficial owner or payee either certifies that the beneficial owner of the payment does not have any “substantial United States owners” or provides certain identifying information with respect to each of its substantial United States owners. Alternatively, such payments may be exempt from U.S. withholding pursuant to an intergovernmental approach whereby the government of a foreign country enters into an agreement with the U.S. Treasury providing for the collection and reporting of specified financial information. Payments that are taken into account as effectively connected income are not subject to these withholding rules. Foreign shareholders should consult their own tax advisers as to the applicability and consequences of this new legislation to them.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty might be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

Cost Basis Reporting

A Fund is generally required by law to report to shareholders and the IRS on Form 1099-B “cost basis” information for shares of the Fund acquired on or after January 1, 2012, and sold or redeemed after that date. Upon a disposition of such shares, a Fund will be required to report the adjusted cost basis, the gross proceeds from the disposition, and the character of realized gains or losses attributable to such shares. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The “cost basis” of a share is generally its purchase price adjusted for dividend reinvestments, returns of capital, and other corporate actions. “Cost basis” is used to determine whether a sale or other disposition of the shares results in a gain or loss.

The Fund will permit shareholders to elect among several IRS-accepted cost basis methods to determine the cost basis in their shares. If a shareholder does not affirmatively elect a cost basis method, then the Fund’s default cost basis calculation method, which is currently the average cost method, will be applied to their account. Non-Covered shares (those shares purchased before January 1, 2012 and those shares that do not have complete cost basis information, regardless of purchase date) will be used first for any redemptions made after January 1, 2012, regardless of your cost basis method of election unless you have chosen the specific identification method and have designated covered shares (those purchased after January 1, 2012) at the time of your redemption. The cost basis method elected or applied may not be changed after the settlement date of a sale of shares.

If a shareholder holds shares through a broker, the shareholder should contact that broker with respect to the reporting of cost basis information.

Shareholders are urged to consult their tax advisers regarding specific questions with respect to the application of the new cost basis reporting rules and, in particular, which cost basis calculation method to elect.

Effect of Future Legislation, Foreign, State and Local Tax Considerations

The foregoing general discussion of U.S. federal income and excise tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein and any such changes or decisions may have a retroactive effect.

Rules of foreign, state and local taxation of ordinary income dividends, qualified dividends, exempt-interest dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other foreign, state and local tax rules affecting an investment in a Fund.

ADDITIONAL INFORMATION

Description of Shares

The Trust is a Delaware statutory trust. The Trust’s Trust Instrument, dated December 6, 1995, as amended and restated as of March 27, 2000, as further amended August 19, 2015 (“Trust Instrument”) authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, with a par value $0.001 per share. The Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Trust is currently authorized to offer Class A, C, I, R, R6 and Y shares of the Funds.  A Fund may not offer all such share classes.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectuses and this SAI, the Trust’s shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, shares of each Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective series, of any general assets not belonging to any particular series that are available for distribution.

Each share class of a Fund represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads; (ii) each class of shares may bear different (or no) distribution fees; (iii) each class of shares may have different shareholder features, such as minimum investment amounts; (iv) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees paid by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses paid as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares, and (v) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

Shareholders of the Funds are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote (“share-based voting”). Alternatively (except where the 1940 Act requires share-based voting), the Trustees in their discretion may determine that shareholders are entitled to one vote per dollar of NAV (with proportional voting for fractional dollar amounts). Shareholders of all series and classes will vote together as a single class on all matters except (1) when required by the 1940 Act or when the Trustees have determined that a matter affects one or more series or classes materially differently, shares shall be voted by individual series or class; and (2) when the Trustees have determined that the matter affects only the interests of a particular series or class, then only shareholders of such series or class shall be entitled to vote thereon.

There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders of record meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders of record for at least six months and who hold shares having an NAV of at least $25,000 or constituting 1% of the outstanding shares, whichever is less) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

The Trust instrument permits the Trustees to take certain actions without obtaining shareholder approval, if the Trustees determine that doing so would be in the best interests of shareholders. These actions include: (a) reorganizing the Fund with another investment company or another series of the Trust; (b) liquidating the Fund; (c) restructuring the Fund into a “master/feeder” structure, in which the Fund (the “feeder”) would invest all of its assets in a separate “master” fund; and (d) amending the Trust Instrument, unless shareholder consent is required by law.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares, as defined under the 1940 Act, of each series affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a Fund will be required in connection with a matter, the Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund and any other series in the matter are identical, or that the matter does not affect any interest of other series of the Trust. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to series.

Shareholder and Trustee Liability

The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations and the Trust Instrument provides that shareholders of the Trust shall not be liable for the obligations of the Trust. The Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Trust Instrument also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Trust Instrument states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the Funds or the conduct of the Trust’s business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Trust Instrument also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

Disclosure of Portfolio Holdings

The Board has adopted policies with respect to the disclosure of each Fund’s portfolio holdings by the Fund, the Adviser, or their affiliates. These policies provide that each Fund’s portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of a Fund, third parties providing services to the Fund (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Fund.

The Trust’s Chief Compliance Officer is responsible for monitoring each Fund’s compliance with these policies and for providing regular reports (at least annually) to the Board regarding the adequacy and effectiveness of the policy and recommend changes, if necessary.

Public Disclosure

The Funds disclose their complete portfolio holdings in its annual and semiannual reports to shareholders, which are sent to shareholders no later than 60 days after the relevant fiscal period (June 30th and December 31st, respectively) and are available on the Fund’s website, VictoryFunds.com. The Funds also file their complete portfolio holdings as of the end of its first and third fiscal quarters (September 30th and March 31st, respectively) with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find these filings on the SEC’s website, www.sec.gov.

In addition, the Funds disclose their complete portfolio holdings as of the quarter-end on the Funds’ website no earlier than the 15th day following the end of the calendar quarter. The Funds may also publish other information on the Funds’ website relating to its portfolio holdings (e.g., top ten holdings) on a monthly basis no earlier than the 10th day following the end of the month.

Non-Public Disclosures

The Adviser may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Funds’ policies provide that non-public disclosures of a Fund’s portfolio holdings may only be made if: (i) the Fund has a “legitimate business purpose” (as determined by the President of the Trust) for making such disclosure; and (ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information and describes any compensation to be paid to the Fund or any “affiliated person” of the Adviser or Distributor, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.

The Adviser will consider any actual or potential conflicts of interest between the Adviser and a Fund’s shareholders and will act in the best interest of the Fund’s shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser will not authorize such release.

Ongoing Arrangements to Disclose Portfolio Holdings

As previously authorized by the Board and/or the Trust’s executive officers, a Fund periodically discloses non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Fund in its day-to-day operations, as well as public information to certain ratings organizations. These entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from a Fund. In none of these arrangements does a Fund or any “affiliated person” of the Adviser or Distributor receive any compensation, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Adviser	Victory Capital Management Inc.	Daily
Distributor	Victory Capital Advisers, Inc.	Daily
Custodian	Citibank, N.A.	Daily
Fund Accountant	Citi Fund Services Ohio, Inc.	Daily
Financial Data Service	FactSet Research Systems, Inc.	Daily
Independent Registered Public Accounting Firm	Ernst & Young LLP

Annual Reporting Period: within 15 business days of end of reporting period.
Semiannual Reporting Period: within 31 business days of end of reporting period.
Rule 17f-2 Audit: twice annually without prior notice to the Funds

Printer for Financial Reports	Merrill Corporation	Up to 30 days before distribution to shareholders
Legal Counsel, for EDGAR filings on Forms N-CSR and Form N-Q	Morrison & Foerster LLP	Up to 30 days before filing with the SEC
Ratings Agency	Lipper	Quarterly, no sooner than 15 calendar days after the end of the previous quarter
Ratings Agency	Morningstar	Quarterly, no sooner than 15 calendar days after the end of the previous quarter
Financial Data Service	Bloomberg L.P.	Quarterly, no sooner than 15 calendar days after the end of the previous quarter

These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information, except as necessary in providing services to a Fund.

There is no guarantee that a Fund’s policies on use and dissemination of holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of such information.

Principal Holders of Securities

As of September 30, 2017, the following shareholders owned 5% or more of a particular share class of the indicated Funds.  Each shareholder that beneficially owns more than 25% of the voting securities of a Fund may be deemed a control person of that class of the Fund’s outstanding shares and, thereby, may influence the outcome of matters on which shareholders are entitled to vote.  Since the economic benefit of investing in a Fund is passed through to the underlying investors of the record owners of 25% or more of the Fund shares, these record owners are not considered the beneficial owners of the Fund’s shares or control persons of the Fund.

The names and addresses of the record holders and the percentage of the outstanding shares held by such holders are set forth in the following table.

Fund	Name and Address	% of Class Outstanding
VICTORY INCORE TOTAL RETURN BOND FUND CLASS A	MERRILL LYNCH, PIERCE, FENNER & SMITH, COMPENSATION TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246	15.70%

VICTORY INCORE TOTAL RETURN BOND FUND CLASS A	EDWARD D. JONES & CO., L.P. 12555 MANCHESTER RD SAINT LOUIS MO 63131	9.09%

VICTORY INCORE TOTAL RETURN BOND FUND CLASS A	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	8.36%

VICTORY INCORE TOTAL RETURN BOND FUND CLASS A	WELLS FARGO CLEARING SERVICES, LLC 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63103	7.13%

VICTORY INCORE TOTAL RETURN BOND FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5HT FL 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	5.61%

VICTORY INCORE TOTAL RETURN BOND FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 10577	24.47%

VICTORY INCORE TOTAL RETURN BOND FUND CLASS C	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	18.32%

VICTORY INCORE TOTAL RETURN BOND FUND CLASS C	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PARKWAY ST PETERSBURG FL 33733	11.95%

VICTORY INCORE TOTAL RETURN BOND FUND CLASS C	WELLS FARGO CLEARING SERVICES, LLC 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63103	9.97%

VICTORY NCORE TOTAL RETURN BOND FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FL 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	6.03%

VICTORY INCORE TOTAL RETURN BOND FUND CLASS R6	GERLACH NOMINEE AND CO LLC 3800 CITIGROUP CTR B3-14 TAMPA FL 33610	64.42%

VICTORY INCORE TOTAL RETURN BOND FUND CLASS R6	MATRIX TRUST COMPANY AS TTEE VICTORY CAPITAL MANAGEMENT INC DEFERRED COMPENSATION PLAN PO BOX 52129 PHOENIX AZ 85072	35.58%

VICTORY NCORE TOTAL RETURN BOND FUND CLASS Y	COMERICA BANK FBO DINGLE P O BOX 75000 MAIL CODE 3446 DETROIT MI 48275	63.47%

VICTORY INCORE TOTAL RETURN BOND FUND CLASS Y	CAPINCO C/O US BANK NA 1555 N RIVERCENTER DR SUITE 302 MILWAUKEE WI 53212	16.58%

VICTORY INCORE TOTAL RETURN BOND FUND CLASS Y	COMERICA BANK FBO CALHOUN P O BOX 75000 MAIL CODE 3446 DETROIT MI 48275	11.69%

VICTORY INTEGRITY DISCOVERY FUND CLASS A	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	19.61%

VICTORY INTEGRITY DISCOVERY FUND CLASS A	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	14.88%

VICTORY INTEGRITY DISCOVERY FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FL 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	10.46%

VICTORY INTEGRITY DISCOVERY FUND CLASS A	MERRILL LYNCH, PIERCE, FENNER & SMITH, COMPENSATION TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246	9.77%

VICTORY INTEGRITY DISCOVERY FUND CLASS A	WELLS FARGO CLEARING SERVICES, LLC, MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63103	6.18%

VICTORY INTEGRITY DISCOVERY FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 10577	18.78%

VICTORY INTEGRITY DISCOVERY FUND CLASS C	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	15.51%

VICTORY INTEGRITY DISCOVERY FUND CLASS C	WELLS FARGO CLEARING SERVICES, LLC 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63103	12.09%

VICTORY INTEGRITY DISCOVERY FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FL 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	11.97%

VICTORY INTEGRITY DISCOVERY FUND CLASS C	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	9.06%

VICTORY INTEGRITY DISCOVERY FUND CLASS C	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PARKWAY ST PETERSBURG FL 33733	8.21%

VICTORY INTEGRITY DISCOVERY FUND CLASS R	MERRILL LYNCH, PIERCE, FENNER & SMITH, COMPENSATION TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246	50.43%

VICTORY INTEGRITY DISCOVERY FUND CLASS R	MATRIX TRUST COMPANY CUST FBO THREE VILLAGE CHURCH NY 403B 717 17TH STREET, SUITE 1300 DENVER CO 80202	12.02%

VICTORY INTEGRITY DISCOVERY FUND CLASS R	COUNSEL TRUST DBA MATC FBO CARDIOPULMONARY CORP 401K 1251 WATERFRONT PLACE SUITE 525 PITTSBURGH PA 15222	9.95%

VICTORY INTEGRITY DISCOVERY FUND CLASS R	MATC FBO PERSHING LLC FBO WITHUM SMITH BROWN 401K 1251 WATERFRONT PLACE SUITE 525 PITTSBURGH PA 15222	7.36%

VICTORY INTEGRITY DISCOVERY FUND CLASS R	ASCENSUS TRUST COMPANY WHOLESALE SUPPLIES PLUS COM INC	6.39%

	PO BOX 10758 FARGO ND 58106

VICTORY INTEGRITY DISCOVERY FUND CLASS R	GPC SECURITIES INC AGENT FOR RELIANCE TRUST CO TTEE FBO ADP ACCESS LARGE MARKET 401K 1100 ABERNATHY RD ATLANTA GA 30328	6.34%

VICTORY INTEGRITY DISCOVERY FUND CLASS Y	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	14.98%

VICTORY INTEGRITY DISCOVERY FUND CLASS Y	MERRILL LYNCH, PIERCE, FENNER & SMITH, COMPENSATION TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246	13.04%

VICTORY INTEGRITY DISCOVERY FUND CLASS Y	WELLS FARGO CLEARING SERVICES, LLC 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63103	11.86%

VICTORY INTEGRITY DISCOVERY FUND CLASS Y	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PARKWAY ST PETERSBURG FL 33733	11.79%

VICTORY INTEGRITY DISCOVERY FUND CLASS Y	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 10577	11.39%

VICTORY INTEGRITY DISCOVERY FUND CLASS Y	UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL WEEHAWKEN NJ 07086	7.08%

VICTORY INTEGRITY DISCOVERY FUND CLASS Y	MATRIX TRUST COMPANY AS TTEE VICTORY CAPITAL MANAGEMENT INC DEFERRED COMPENSATION PLAN PO BOX 52129 PHOENIX AZ 85072	6.95%

VICTORY INTEGRITY DISCOVERY FUND CLASS Y	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FL 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	6.31%

VICTORY INTEGRITY MID-CAP VALUE FUND CL A	EDWARD D. JONES & CO., L.P. 12555 MANCHESTER RD SAINT LOUIS MO 63131	56.37%

VICTORY INTEGRITY MID-CAP VALUE FUND CL A	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FL 499 WASHINGTON BOULEVARD	18.45%

	JERSEY CITY NJ 07310

VICTORY INTEGRITY MID-CAP VALUE FUND CL A	AMERIPRISE FINANCIAL SERVICES, INC. 5221 AMERIPRISE FINANCIAL CENTER MINNEAPOLIS MN 55474	10.52%

VICTORY INTEGRITY MID-CAP VALUE FUND CL R6	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FL 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	56.07%

VICTORY INTEGRITY MID-CAP VALUE FUND CL R6	MATRIX TRUST COMPANY AS TTEE VICTORY CAPITAL MANAGEMENT INC DEFERRED COMPENSATION PLAN PO BOX 52129 PHOENIX AZ 85072	35.24%

VICTORY INTEGRITY MID-CAP VALUE FUND CL R6	MATRIX TRUST COMPANY CUST FBO THREE VILLAGE CHURCH NY 403B 717 17TH STREET, SUITE 1300 DENVER CO 80202	8.69%

VICTORY INTEGRITY MID-CAP VALUE FUND CL Y	EDWARD D. JONES & CO., L.P. 12555 MANCHESTER RD SAINT LOUIS MO 63131	62.38%

VICTORY INTEGRITY MID-CAP VALUE FUND CL Y	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FL 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	28.66%

VICTORY INTEGRITY MID-CAP VALUE FUND CL Y	COMERICA BANK FBO DINGLE PO BOX 75000 MAIL CODE 3446 DETROIT MI 48275	5.48%

VICTORY INTEGRITY SMALL MID-CAP VALUE FD CL A	EDWARD D. JONES & CO., L.P. 12555 MANCHESTER RD SAINT LOUIS MO 63131	82.80%

VICTORY INTEGRITY SMALL MID-CAP VALUE FD CL A	MATTHEW G BEVIN 531 BARBERRY LN LOUISVILLE KY 40206	6.35%

VICTORY INTEGRITY SMALL MID-CAP VALUE FD CL R6	MATRIX TRUST COMPANY AS TTEE VICTORY CAPITAL MANAGEMENT INC DEFERRED COMPENSATION PLAN PO BOX 52129 PHOENIX AZ 85072	100.00%

VICTORY INTEGRITY SMALL MID-CAP VALUE FD CL Y	EDWARD D. JONES & CO., L.P. 12555 MANCHESTER RD SAINT LOUIS MO 63131	63.67%

VICTORY INTEGRITY SMALL MID-CAP VALUE FD CL Y	MAC CO 822433 MUTUAL FUND OPS TC 500 GRANT ST RM 151-1010	15.59%

	PITTSBURGH PA 15258

VICTORY INTEGRITY SMALL MID-CAP VALUE FD CL Y	VANGUARD FIDUCIARY TRUST CO 400 DEVON PARK DR WAYNE PA 19087	12.93%

VICTORY INTEGRITY SMALL-CAP VALUE FUND CL A	MERRILL LYNCH, PIERCE, FENNER & SMITH, COMPENSATION TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246	21.87%

VICTORY INTEGRITY SMALL-CAP VALUE FUND CL A	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FL 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	8.07%

VICTORY INTEGRITY SMALL-CAP VALUE FUND CL A	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON STREET SUITE 100 WESTWOOD MA 02090	7.97%

VICTORY INTEGRITY SMALL-CAP VALUE FUND CL A	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	7.62%

VICTORY INTEGRITY SMALL-CAP VALUE FUND CL C	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PARKWAY ST PETERSBURG FL 33733	23.20%

VICTORY INTEGRITY SMALL-CAP VALUE FUND CL C	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 10577	18.68%

VICTORY INTEGRITY SMALL-CAP VALUE FUND CL C	EDWARD D. JONES & CO., L.P. 12555 MANCHESTER RD SAINT LOUIS MO 63131	10.31%

VICTORY INTEGRITY SMALL-CAP VALUE FUND CL C	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	10.21%

VICTORY INTEGRITY SMALL-CAP VALUE FUND CL C	WELLS FARGO CLEARING SERVICES, LLC, MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63103	7.47%

VICTORY INTEGRITY SMALL-CAP VALUE FUND CL C	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FL 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	6.77%

VICTORY INTEGRITY SMALL-CAP VALUE FUND CL R	MERRILL LYNCH, PIERCE, FENNER & SMITH, COMPENSATION TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246	32.13%

VICTORY INTEGRITY SMALL-CAP VALUE FUND CL R	STATE STREET BANK AND TRUST AS TRUSTEE FBO ADP ACCESS PRODUCT 1 LINCOLN STREET BOSTON MA 02110	31.74%

VICTORY INTEGRITY SMALL-CAP VALUE FUND CL R	MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111	8.37%

VICTORY INTEGRITY SMALL-CAP VALUE FUND CL R	TAYNIK & CO C/O INVESTORS BANK & TRUST CO 200 CLARENDON ST FPG 90 BOSTON MA 02116	5.62%

VICTORY INTEGRITY SMALL-CAP VALUE FUND CL R	GPC SECURITIES INC AGENT FOR RELIANCE TRUST CO TTEE FBO ADP ACCESS LARGE MARKET 401K 1100 ABERNATHY RD ATLANTA GA 30328	5.38%

VICTORY INTEGRITY SMALL-CAP VALUE FUND CL R6	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FL 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	30.30%

VICTORY INTEGRITY SMALL-CAP VALUE FUND CL R6	VANGUARD FIDUCIARY TRUST CO MUNDER FUNDS 400 DEVON PARK DR WAYNE PA 19087	11.44%

VICTORY INTEGRITY SMALL-CAP VALUE FUND CL R6	GREAT-WEST TRUST CO LLC FBO RECORDKEEPING C/O MUTUAL FUND TRADING 8525 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	9.03%

VICTORY INTEGRITY SMALL-CAP VALUE FUND CL R6	WELL FARGO BANK N.A. MUTUAL FUNDS GROUP MAIL CODE NC1151 1525 WEST W.T. HARRIS BLVD CHARLOTTE NC 28262	6.89%

VICTORY INTEGRITY SMALL-CAP VALUE FUND CL Y	EDWARD D. JONES & CO., L.P. 12555 MANCHESTER RD SAINT LOUIS MO 63131	23.03%

VICTORY INTEGRITY SMALL-CAP VALUE FUND CL Y	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PARKWAY ST PETERSBURG FL 33733	18.43%

VICTORY INTEGRITY SMALL-CAP VALUE FUND CL Y	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FL 499 WASHINGTON BOULEVARD	12.74%

	JERSEY CITY NJ 07310

VICTORY INTEGRITY SMALL-CAP VALUE FUND CL Y	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	12.08%

VICTORY INTEGRITY SMALL-CAP VALUE FUND CL Y	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FL 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	6.84%

VICTORY MUNDER MID-CAP CORE GROWTH FUND CL A	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FL 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	19.56%

VICTORY MUNDER MID-CAP CORE GROWTH FUND CL A	MERRILL LYNCH, PIERCE, FENNER & SMITH, COMPENSATION TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246	10.212%

VICTORY MUNDER MID-CAP CORE GROWTH FUND CL A	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	7.93%

VICTORY MUNDER MID-CAP CORE GROWTH FUND CL A	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	6.61%

VICTORY MUNDER MID-CAP CORE GROWTH FUND CL A	GREAT-WEST TRUST CO LLC FBO RECORDKEEPING C/O MUTUAL FUND TRADING 8525 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	5.72%

VICTORY MUNDER MID-CAP CORE GROWTH FUND CL C	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PARKWAY ST PETERSBURG FL 33733	16.42%

VICTORY MUNDER MID-CAP CORE GROWTH FUND CL C	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 10577	16.10%

VICTORY MUNDER MID-CAP CORE GROWTH FUND CL C	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	14.68%

VICTORY MUNDER MID-CAP CORE GROWTH FUND CL C	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	8.81%

VICTORY MUNDER MID-CAP CORE GROWTH FUND CL C	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FL 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	8.48%

VICTORY MUNDER MID-CAP CORE GROWTH FUND CL C	UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL WEEHAWKEN NJ 07086	7.38%

VICTORY MUNDER MID-CAP CORE GROWTH FUND CL C	WELLS FARGO CLEARING SERVICES, LLC 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63103	6.81%

VICTORY MUNDER MID-CAP CORE GROWTH FUND CL R	HARTFORD LIFE INSURANCE COMPANY CURT NADEAU TTEE UNIT OPERATIONS PO BOX 2999 HARTFORD CT 06104	20.86%

VICTORY MUNDER MID-CAP CORE GROWTH FUND CL R	PRINCIPAL SECURITIES, INC. C/O PEN TRADE OPS N-004 PO BOX 14597 DES MOINES IA 50306	13.15%

VICTORY MUNDER MID-CAP CORE GROWTH FUND CL R	GPC SECURITIES INC AGENT FOR RELIANCE TRUST CO TTEE FBO ADP ACCESS LARGE MARKET 401K 1100 ABERNATHY RD ATLANTA GA 30328	11.73%

VICTORY MUNDER MID-CAP CORE GROWTH FUND CL R	MATRIX TRUST COMPANY CUST FBO THREE VILLAGE CHURCH NY 403B 717 17TH STREET, SUITE 1300 DENVER CO 80202	10.26%

VICTORY MUNDER MID-CAP CORE GROWTH FUND CL R	STATE STREET BANK AND TRUST AS TRUSTEE FBO ADP ACCESS PRODUCT 1 LINCOLN STREET BOSTON MA 02110	7.64%

VICTORY MUNDER MID-CAP CORE GROWTH FUND CL R	MATC FBO PERSHING LLC FBO WITHUM SMITH BROWN 401K 1251 WATERFRONT PLACE SUITE 525 PITTSBURGH PA 15222	5.70%

VICTORY MUNDER MID-CAP CORE GROWTH FUND CL R6	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FL 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	33.02%

VICTORY MUNDER MID-CAP CORE GROWTH FUND CL R6	VANGUARD FIDUCIARY TRUST CO MUNDER FUNDS 400 DEVON PARK DR WAYNE PA 19087	10.01%

VICTORY MUNDER MID-CAP CORE GROWTH FUND CL R6	ING LIFE INSURANCE AND ANNUITY COMPANY ONE ORANGE WAY WINDSOR CT 06095	8.81%

VICTORY MUNDER MID-CAP CORE GROWTH FUND CL R6	GREAT-WEST TRUST CO LLC FBO RECORDKEEPING C/O MUTUAL FUND TRADING 8525 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	7.24%

VICTORY MUNDER MID-CAP CORE GROWTH FUND CL Y	EDWARD D. JONES & CO., L.P. 12555 MANCHESTER RD SAINT LOUIS MO 63131	26.51%

VICTORY MUNDER MID-CAP CORE GROWTH FUND CL Y	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FL 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	10.71%

VICTORY MUNDER MID-CAP CORE GROWTH FUND CL Y	WELLS FARGO CLEARING SERVICES, LLC, MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63103	10.22%

VICTORY MUNDER MID-CAP CORE GROWTH FUND CL Y	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	7.04%

VICTORY MUNDER MID-CAP CORE GROWTH FUND CL Y	WELL FARGO BANK N.A. MUTUAL FUND GROUP MAIL CODE NC1151 1525 WEST W.T. HARRIS BLVD CHARLOTTE NC 28262	5.04%

VICTORY MUNDER MULTI-CAP FUND CLASS A	MERRILL LYNCH, PIERCE, FENNER & SMITH, COMPENSATION TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246	13.24%

VICTORY MUNDER MULTI-CAP FUND CLASS A	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	9.88%

VICTORY MUNDER MULTI-CAP FUND CLASS A	WELLS FARGO CLEARING SERVICES, LLC 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63103	9.48%

VICTORY MUNDER MULTI-CAP FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FL 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	8.99%

VICTORY MUNDER MULTI-CAP FUND CLASS A	PERSHING LLC	8.49%

	ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399

VICTORY MUNDER MULTI-CAP FUND CLASS C	WELLS FARGO CLEARING SERVICES, LLC, MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63103	20.05%

VICTORY MUNDER MULTI-CAP FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 10577	12.98%

VICTORY MUNDER MULTI-CAP FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FL 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	9.29%

VICTORY MUNDER MULTI-CAP FUND CLASS C	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	7.27%

VICTORY MUNDER MULTI-CAP FUND CLASS C	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	6.68%

VICTORY MUNDER MULTI-CAP FUND CLASS C	UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS A/C YY011410610 1000 HARBOR BLVD 7TH FL WEEHAWKEN NJ 07086	5.99%

VICTORY MUNDER MULTI-CAP FUND CLASS R	ASCENSUS TRUST COMPANY WHOLESALE SUPPLIES PLUS COM INC PLAN 222617 PO BOX 10758 FARGO ND 58106	48.31%

VICTORY MUNDER MULTI-CAP FUND CLASS R	MATRIX TRUST COMPANY CUST FBO THREE VILLAGE CHURCH NY 403B 717 17TH STREET, SUITE 1300 DENVER CO 80202	32.41%

VICTORY MUNDER MULTI-CAP FUND CLASS R	MERRILL LYNCH, PIERCE, FENNER & SMITH, COMPENSATION TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246	16.44%

VICTORY MUNDER MULTI-CAP FUND CLASS Y	MERRILL LYNCH, PIERCE, FENNER & SMITH, COMPENSATION TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246	21.34%

VICTORY MUNDER MULTI-CAP FUND CLASS Y	COMERICA BANK FBO DINGLE	14.80%

	PO BOX 75000 MAIL CODE 3446 DETROIT MI 48275

VICTORY MUNDER MULTI-CAP FUND CLASS Y	WELLS FARGO CLEARING SERVICES, LLC 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63103	9.84%

VICTORY MUNDER MULTI-CAP FUND CLASS Y	COMERICA BANK FBO CALHOUN PO BOX 75000 MAIL CODE 3446 DETROIT MI 48275	9.54%

VICTORY MUNDER MULTI-CAP FUND CLASS Y	UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL WEEHAWKEN NJ 07086	7.41%

VICTORY MUNDER MULTI-CAP FUND CLASS Y	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 10577	6.43%

VICTORY MUNDER SMALL CAP GROWTH FD CL A	MATRIX TRUST COMPANY AS TTEE VICTORY CAPITAL MANAGEMENT INC DEFERRED COMPENSATION PLAN PO BOX 52129 PHOENIX AZ 85072	57.95%

VICTORY MUNDER SMALL CAP GROWTH FD CL A	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	18.75%

VICTORY MUNDER SMALL CAP GROWTH FD CL A	KBL MANAGEMENT LLC 401K PSP RAPHAEL LIPSCHITZ ROTH CONTRIBUTION 1214 CORTELYOU RD BROOKLYN NY 11218	15.52%

VICTORY MUNDER SMALL CAP GROWTH FD CL A	MARY E MORAN, IRA 7030 SWEETLAND RD DERBY NY 14047	7.78%

VICTORY MUNDER SMALL CAP GROWTH FD CL I	TONY Y DONG, TONY Y DONG LIVING TRUST DTD 11/07/2012 2937 TURTLE POND CT BLOOMFIELD HILLS MI 48302	55.60%

VICTORY MUNDER SMALL CAP GROWTH FD CL I	BRIAN S MATUSZAK 5205 LONGMEADOW RD BLOOMFIELD HILLS MI 48304	30.42%

VICTORY MUNDER SMALL CAP GROWTH FD CL I	RJJL LLC, RICHARD DEMARTINI 667 MADISON AVE FLOOR #10	8.94%

	NEW YORK NY 10065

VICTORY MUNDER SMALL CAP GROWTH FD CL Y	MATRIX TRUST COMPANY AS TTEE VICTORY CAPITAL MANAGEMENT INC DEFERRED COMPENSATION PLAN PO BOX 52129 PHOENIX AZ 85072	100.00%

VICTORY S&P 500 INDEX FUND CLASS A	MERRILL LYNCH, PIERCE, FENNER & SMITH, COMPENSATION TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246	11.36%

VICTORY S&P 500 INDEX FUND CLASS A	MATRIX TRUST COMPANY CUST FBO THREE VILLAGE CHURCH NY 403B 717 17TH STREET, SUITE 1300 DENVER CO 80202	10.49%

VICTORY S&P 500 INDEX FUND CLASS A	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 10577	10.21%

VICTORY S&P 500 INDEX FUND CLASS A	GPC SECURITIES INC AGENT FOR RELIANCE TRUST CO TTEE FBO ADP ACCESS LARGE MARKET 401K 1100 ABERNATHY RD ATLANTA GA 30328	8.46%

VICTORY S&P 500 INDEX FUND CLASS A	WELLS FARGO CLEARING SERVICES, LLC, MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63103	8.14%

VICTORY S&P 500 INDEX FUND CLASS A	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	7.33%

VICTORY S&P 500 INDEX FUND CLASS A	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	5.88%

VICTORY S&P 500 INDEX FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FL 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	5.03%

VICTORY S&P 500 INDEX FUND CLASS R	GPC SECURITIES INC AGENT FOR RELIANCE TRUST CO TTEE FBO ADP ACCESS LARGE MARKET 401K 1100 ABERNATHY RD ATLANTA GA 30328	26.65%

VICTORY S&P 500 INDEX FUND CLASS R	MATRIX TRUST COMPANY CUST FBO	22.08%

	THREE VILLAGE CHURCH NY 403B 717 17TH STREET, SUITE 1300 DENVER CO 80202

VICTORY S&P 500 INDEX FUND CLASS R	MATC FBO PERSHING LLC FBO WITHUM SMITH BROWN 401K 1251 WATERFRONT PLACE SUITE 525 PITTSBURGH PA 15222	17.65%

VICTORY S&P 500 INDEX FUND CLASS R	ASCENSUS TRUST COMPANY WHOLESALE SUPPLIES PLUS COM INC PLAN 222617 PO BOX 10758 FARGO ND 58106	9.75%

VICTORY S&P 500 INDEX FUND CLASS Y	COMERICA BANK FBO DINGLE PO BOX 75000 MAIL CODE 3446 DETROIT MI 48275	37.13%

VICTORY S&P 500 INDEX FUND CLASS Y	MERRILL LYNCH, PIERCE, FENNER & SMITH, COMPENSATION TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246	15.05%

VICTORY S&P 500 INDEX FUND CLASS Y	PATTERSON CO FBO ADVANCE SCIENCES CORP 401K 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288	11.97%

VICTORY S&P 500 INDEX FUND CLASS Y	SELF-TRUSTEED FBO FRHAM SAFETY PRODUCTS INC PROFIT SH 171 GRAYSON RD ROCK HILL SC 29732	7.02%

VICTORY S&P 500 INDEX FUND CLASS Y	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 10577-2530	5.51%

VICTORY TRIVALENT EMERGING MKTS SMALL-CAP CL A	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FL 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	53.19%

VICTORY TRIVALENT EMERGING MKTS SMALL-CAP CL A	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	21.12%

VICTORY TRIVALENT EMERGING MKTS SMALL-CAP CL A	MATRIX TRUST COMPANY AS TTEE VICTORY CAPITAL MANAGEMENT INC DEFERRED COMPENSATION PLAN PO BOX 52129 PHOENIX AZ 85072	16.98%

VICTORY TRIVALENT EMERGING MKTS SMALL-CAP CL Y	MATRIX TRUST COMPANY AS TTEE VICTORY CAPITAL MANAGEMENT INC DEFERRED COMPENSATION PLAN PO BOX 52129 PHOENIX AZ 85072	69.02%

VICTORY TRIVALENT EMERGING MKTS SMALL-CAP CL Y	TONY Y DONG, TONY Y DONG LIVING TRUST DTD 11/07/2012 2937 TURTLE POND CT BLOOMFIELD HILLS MI 48302	8.76%

VICTORY TRIVALENT EMERGING MKTS SMALL-CAP CL Y	DANIEL B AND LESLIE A LEVAN JTWROS 2 WALKER LANE BOXFORD MA 01921	7.30%

VICTORY TRIVALENT INTERNATIONAL-CORE EQTY CL A	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PARKWAY ST PETERSBURG FL 33733	16.60%

VICTORY TRIVALENT INTERNATIONAL-CORE EQTY CL A	MERRILL LYNCH, PIERCE, FENNER & SMITH, COMPENSATION TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246	11.72%

VICTORY TRIVALENT INTERNATIONAL-CORE EQTY CL A	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	10.44%

VICTORY TRIVALENT INTERNATIONAL-CORE EQTY CL A	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FL 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	7.12%

VICTORY TRIVALENT INTERNATIONAL-CORE EQTY CL A	LPL FINANCIAL CORPORATION 75 STATE STREET, 24TH FLOOR BOSTON MA 02109	5.63%

VICTORY TRIVALENT INTERNATIONAL-CORE EQTY CL C	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 10577	16.52%

VICTORY TRIVALENT INTERNATIONAL-CORE EQTY CL C	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	14.33%

VICTORY TRIVALENT INTERNATIONAL-CORE EQTY CL C	UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL WEEHAWKEN NJ 07086	9.88%

VICTORY TRIVALENT INTERNATIONAL-CORE EQTY CL C	MERRILL LYNCH, PIERCE, FENNER &	9.81%

	SMITH, COMPENSATION TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246

VICTORY TRIVALENT INTERNATIONAL-CORE EQTY CL C	LPL FINANCIAL CORPORATION 75 STATE STREET, 24TH FLOOR BOSTON MA 02109	8.24%

VICTORY TRIVALENT INTERNATIONAL-CORE EQTY CL I	MATRIX TRUST COMPANY AS TTEE VICTORY CAPITAL MANAGEMENT INC DEFERRED COMPENSATION PLAN PO BOX 52129 PHOENIX AZ 85072	44.34%

VICTORY TRIVALENT INTERNATIONAL-CORE EQTY CL I	GREAT-WEST TRUST CO LLC FBO RECORDKEEPING C/O MUTUAL FUND TRADING 8525 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	30.94%

VICTORY TRIVALENT INTERNATIONAL-CORE EQTY CL I	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PARKWAY ST PETERSBURG FL 33733	10.64%

VICTORY TRIVALENT INTERNATIONAL-CORE EQTY CL I	DAVID LOUIS MEYER 120 TAPLOW RD BALTIMORE MD 21212	7.19%

VICTORY TRIVALENT INTERNATIONAL-CORE EQTY CL I	MATRIX TRUST COMPANY CUST FBO THREE VILLAGE CHURCH NY 403B 717 17TH STREET, SUITE 1300 DENVER CO 80202	6.88%

VICTORY TRIVALENT INTERNATIONAL-CORE EQTY CL R6	MATRIX TRUST COMPANY AS TTEE VICTORY CAPITAL MANAGEMENT INC DEFERRED COMPENSATION PLAN PO BOX 52129 PHOENIX AZ 85072	90.22%

VICTORY TRIVALENT INTERNATIONAL-CORE EQTY CL R6	WELL FARGO BANK N.A. MUTUAL FUND GROUP MAIL CODE NC1151 1525 WEST W.T. HARRIS BLVD CHARLOTTE NC 28262	9.78%

VICTORY TRIVALENT INTERNATIONAL-CORE EQTY CL Y	COMERICA BANK FBO DINGLE PO BOX 75000 MAIL CODE 3446 DETROIT MI 48275	68.68%

VICTORY TRIVALENT INTERNATIONAL-CORE EQTY CL Y	CURRIE & CO C/O FIDUCIARY TRUST CO INTERNATIONAL PO BOX 3199 CHURCH STATION NEW YORK NY 10008	8.24%

VICTORY TRIVALENT INTERNATIONAL SMALL-CAP CL A	NATIONAL FINANCIAL SERVICES LLC	19.80%

	NEWPORT OFFICE CENTER III 5TH FL 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310

VICTORY TRIVALENT INTERNATIONAL SMALL-CAP CL A	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	11.93%

VICTORY TRIVALENT INTERNATIONAL SMALL-CAP CL A	AMERIPRISE FINANCIAL SERVICES, INC. 5221 AMERIPRISE FINANCIAL CENTER MINNEAPOLIS MN 55474	8.31%

VICTORY TRIVALENT INTERNATIONAL SMALL-CAP CL C	WELLS FARGO CLEARING SERVICES, LLC 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63103	19.65%

VICTORY TRIVALENT INTERNATIONAL SMALL-CAP CL C	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PARKWAY ST PETERSBURG FL 33733	18.10%

VICTORY TRIVALENT INTERNATIONAL SMALL-CAP CL C	AMERIPRISE FINANCIAL SERVICES, INC. 5221 AMERIPRISE FINANCIAL CENTER MINNEAPOLIS MN 55474	16.24%

VICTORY TRIVALENT INTERNATIONAL SMALL-CAP CL C	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FL 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	12.44%

VICTORY TRIVALENT INTERNATIONAL SMALL-CAP CL C	MERRILL LYNCH, PIERCE, FENNER & SMITH, COMPENSATION TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246	8.59%

VICTORY TRIVALENT INTERNATIONAL SMALL-CAP CL C	UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL WEEHAWKEN NJ 07086	6.52%

VICTORY TRIVALENT INTERNATIONAL SMALL-CAP CL C	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	5.46%

VICTORY TRIVALENT INTERNATIONAL SMALL-CAP CL I	FACTORY MUTUAL INSURANCE CO 225 WYMAN ST WALTHAM MA 02451	37.03%

VICTORY TRIVALENT INTERNATIONAL SMALL-CAP CL I	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FL 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	27.96%

VICTORY TRIVALENT INTERNATIONAL SMALL-CAP CL I	BAND & CO C/O US BANK NA 1555 N RIVERCENTER DR SUITE 302 MILWAUKEE WI 53212	16.73%

VICTORY TRIVALENT INTERNATIONAL SMALL-CAP CL I	FACTORY MUTUAL PENSION PLAN EQUITIES 225 WYMAN ST WALTHAM MA 02451	5.70%

VICTORY TRIVALENT INTERNATIONAL SMALL-CAP CL R6	SEI PRIVATE TRUST CO, C O ID 370 MUTUAL FUNDS ADMIN 1 FREEDOM VALLEY DRIVE OAKS PA 19456	17.07%

VICTORY TRIVALENT INTERNATIONAL SMALL-CAP CL R6	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FL 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	13.40%

VICTORY TRIVALENT INTERNATIONAL SMALL-CAP CL R6	ING LIFE INSURANCE AND ANNUITY COMPANY ONE ORANGE WAY WINDSOR, CT 06095	13.14%

VICTORY TRIVALENT INTERNATIONAL SMALL-CAP CL R6	MATRIX TRUST COMPANY AS TTEE VICTORY CAPITAL MANAGEMENT INC DEFERRED COMPENSATON PLAN PO BOX 52129 PHOENIX AZ 85072	12.66%

VICTORY TRIVALENT INTERNATIONAL SMALL-CAP CL R6	GREAT-WEST TRUST CO LLC FBO RECORDKEEPING C/O MUTUAL FUND TRADING 8525 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	6.85%

VICTORY TRIVALENT INTERNATIONAL SMALL-CAP CL R6	VOYA INSTITUTIONAL TRUST CO 151 FARMINGTON AVE HARTFORD CT 06156	5.35%

VICTORY TRIVALENT INTERNATIONAL SMALL-CAP CL Y	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PARKWAY ST PETERSBURG FL 33733	46.15%

VICTORY TRIVALENT INTERNATIONAL SMALL-CAP CL Y	MERRILL LYNCH, PIERCE, FENNER & SMITH, COMPENSATION TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246	15.74%

VICTORY TRIVALENT INTERNATIONAL SMALL-CAP CL Y	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	8.85%

VICTORY TRIVALENT INTERNATIONAL SMALL-CAP CL Y	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 10577	7.43%

Expenses

Unless agreed upon otherwise with a third party, all expenses incurred in administration of the Funds will be charged to a particular Fund, including investment management fees; fees and expenses of the Board of Trustees; interest charges; taxes; brokerage commissions; expenses of valuing assets; expenses of continuing registration and qualification of the Funds and the shares under federal and state law; share issuance expenses; fees and disbursements of independent accountants and legal counsel; fees and expenses of custodians, including, transfer agents and shareholder account servicing organizations; expenses of preparing, printing and mailing prospectuses, reports, proxies, notices and statements sent to shareholders; expenses of shareholder meetings; costs of investing in underlying funds; and insurance premiums. The Funds are also liable for nonrecurring expenses, including litigation to which they may from time to time be a party. Expenses incurred for the operation of a particular Fund, including the expenses of communications with its shareholders, are paid by that Fund.

Legal Counsel

Morrison & Foerster LLP, 250 West 55th Street, New York, New York 10019, is the counsel to the Trust.

Independent Registered Public Accounting Firm

The Funds’ independent registered public accounting firm is Ernst & Young LLP, 1900 Scripps Center, 312 Walnut Street, Cincinnati, Ohio 45202.

Financial Statements

The audited financial statements of the Funds for the fiscal year ended June 30, 2017 are incorporated by reference herein.

Miscellaneous

As used in the Prospectuses and in this SAI, “assets belonging to a fund” (or “assets belonging to the Fund”) means the consideration received by the Trust upon the issuance or sale of shares of a Fund, together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Trust, which general liabilities and expenses are not readily identified as belonging to a particular series that are allocated to that series by the Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular series will be the relative NAV of each respective series at the time of allocation. Assets belonging to a particular series are charged with the direct liabilities and expenses in respect of that series and with a share of the general liabilities and expenses of each of the series not readily identified as belonging to a particular series, which are allocated to each series in accordance with its proportionate share of the NAVs of the Trust at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to a particular series will be determined by the Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular series are conclusive.

As used in the Prospectuses and in this SAI, a “vote of a majority of the outstanding shares” of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The Prospectuses and this SAI are not an offering of the securities described in these documents in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this SAI.

While this SAI and each Prospectus describe pertinent information about the Trust and the Funds, neither this SAI nor any Prospectus represents a contract between the Trust or the Fund and any shareholder.

APPENDIX A

Description of Security Ratings

Set forth below are descriptions of the relevant ratings of each of the NRSROs. These NRSROs and the descriptions of the ratings are as of the date of this SAI and may subsequently change.

Moody’s

Global Long-Term Ratings. Ratings assigned on Moody’s global long-term rating scales are forward-looking opinions of the relative credit risk of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. The following describes the global long-term ratings by Moody’s.

Aaa — Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Medium-Term Note Program Ratings. Moody’s assigns provisional ratings to medium-term note (MTN) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes). MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g. senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating.

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

Global Short-Term Ratings. Ratings assigned on Moody’s global short-term rating scales are forward-looking opinions of the relative credit risk of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments. The following describes Moody’s global short-term ratings.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1. — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2. — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3. — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP. — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Speculative Grade Liquidity Ratings. Moody’s Speculative Grade Liquidity Ratings are opinions of an issuer’s relative ability to generate cash from internal resources and the availability of external sources of committed financing, in relation to its cash obligations over the coming 12 months. Speculative Grade Liquidity Ratings will consider the likelihood that committed sources of financing will remain available. Other forms of liquidity support will be evaluated and consideration will be given to the likelihood that these sources will be available during the coming 12 months. Speculative Grade Liquidity Ratings are assigned to speculative grade issuers that are by definition Not Prime issuers.

SGL-1 — Issuers rated SGL-1 possess very good liquidity. They are most likely to have the capacity to meet their obligations over the coming 12 months through internal resources without relying on external sources of committed financing.

SGL-2 — Issuers rated SGL-2 possess good liquidity. They are likely to meet their obligations over the coming 12 months through internal resources but may rely on external sources of committed financing. The issuer’s ability to access committed sources of financing is highly likely based on Moody’s evaluation of near-term covenant compliance.

SGL-3 — Issuers rated SGL-3 possess adequate liquidity. They are expected to rely on external sources of committed financing. Based on its evaluation of near-term covenant compliance, Moody’s believes there is only a modest cushion, and the issuer may require covenant relief in order to maintain orderly access to funding lines.

SGL-4 — Issuers rated SGL-4 possess weak liquidity. They rely on external sources of financing and the availability of that financing is, in Moody’s opinion, highly uncertain.

Short-Term Obligation Ratings. While the global short-term ‘prime’ rating scale is applied to U.S. municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).

The Municipal Investment Grade (MIG) scale is used to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG-1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG-2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG-3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale. The rating transitions on the VMIG scale, as shown in the diagram below, differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG-1. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG-2. This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG-3. This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG. This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor’s

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings. Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

•                  Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•                  Nature of and provisions of the obligation, and the promise imputed by Standard & Poor’s;

•                  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA — An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C — An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D — An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR — This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-) — The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings. The following describes Standard & Poor’s short-term issue credit ratings.

A-1 — A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 — A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 — A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B — A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C — A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D — A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Municipal Short-Term Note Ratings. The following describes Standard & Poor’s Municipal Short-Term Note Ratings.

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•                  Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•                  Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2. Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3. Speculative capacity to pay principal and interest.

Active Qualifiers

L — Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p — This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

pi — Ratings with a ‘pi’ suffix are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ suffix. Ratings with a ‘pi’ suffix are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

prelim — Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•                  Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•                  Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies.

•                  Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•                  Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

•                  Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings.

•                  A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t — This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Fitch

International Long-Term Ratings

Investment Grade

AAA — Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB — Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB — Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B — Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC, CC, C — High levels of credit risk. “CCC” ratings indicates that default is a real possibility. ‘CC’ ratings indicates that default of some kind appears probable. ‘C’ ratings indicate that default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.              the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.              the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c.               Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD — Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a.              the selective payment default on a specific class or currency of debt;

b.              the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.               the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d.              execution of a distressed debt exchange on one or more material financial obligations.

D — Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

International Short-Term Ratings. The following describes Fitch’s two highest short-term ratings:

F1. Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2. Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

Notes to Long- and Short-term ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Issuer Default Ratings category, or to Long-Term Issuer Default Ratings categories below ‘B’.

NR — A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Withdrawn — The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol ‘WD’.

Rating Watch — Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.

A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g. shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.

Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (‘CCC’, ‘CC’ and ‘C’) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

Rating Outlook — trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as “Evolving”.

Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions and covered bonds. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the ‘CCC’, ‘CC’ and ‘C’ categories. Defaulted ratings typically do not carry an Outlook.

Registration Statement

of

VICTORY PORTFOLIOS

on

Form N-1A

PART C. OTHER INFORMATION

Item 28. Exhibits

(a)(1)(a)	Certificate of Trust dated December 6, 1995. (6)

(a)(1)(b)	Certificate of Amendment dated August 19, 2015 to the Certificate of Trust. (29)

(a)(2)(a)	Delaware Trust Instrument dated December 6, 1995, as amended March 27, 2000. (2)

(a)(2)(b)	Amendment to Delaware Trust Instrument dated as of August 19, 2015. (29)

(a)(2)(c)	Schedule A to the Trust Instrument, current as of December 7, 2016. (36)

(b)	Bylaws, Amended and Restated as of August 26, 2009. (4)

(c)

The rights of holders of the securities being registered are set out in Articles II, VII, IX and X of the Trust Instrument referenced in Exhibit (a)(2)(a) and (b) above and in Article IV of the Bylaws referenced in Exhibit (b) above.

(d)(1)(a)	Investment Advisory Agreement dated August 1, 2013 between Registrant and Victory Capital Management Inc. (“Victory Capital” or the “Adviser”). (6)

(d)(1)(b)	Schedule A to the Advisory Agreement dated August 1, 2013, current as of December 7, 2016. (36)

(d)(2)(a)	Investment Advisory Agreement dated as of July 29, 2016 between Registrant and the Adviser. (39)

(d)(3)(a)

Sub-Investment Advisory Agreement dated August 1, 2013 between Registrant, the Adviser and KPB Investment Advisors LLC regarding the Victory National Municipal Bond and Victory Ohio Municipal Bond Funds. (6)

(d)(3)(b)	Schedule A to Sub-Advisory Agreement dated August 1, 2013, current as of December 7, 2016. (36)

(d)(4)

Investment Sub-Advisory Agreement dated as of July 29, 2016 between the Adviser and Park Avenue Institutional Advisers LLC regarding the Victory High Yield Fund, Victory Tax-Exempt Fund, Victory High Income Municipal Bond Fund, Victory Floating Rate Fund and Victory Strategic Income Fund. (39)

(d)(5) (a)	Investment Sub-Advisory Agreement dated as of July 29, 2016 between the Adviser and SailingStone Capital Partners LLC regarding the Victory Global Natural Resources Fund. (39)

(d)(5)(b)

Form of Amendment to Investment Sub-Advisory Agreement dated as of July 29, 2016 between the Adviser and SailingStone Capital Partners LLC regarding the Victory Global Natural Resources Fund dated as of October   , 2017. (filed herewith)

(e)(1)	Distribution Agreement dated August 1, 2013 between Registrant and Victory Capital Advisers, Inc.

(6)

(e)(2)	Schedule I to the Distribution Agreement dated August 1, 2013, current as of December 7. 2016. (36)

(f)	None.

(g)(1)(a)	Global Custodial Services Agreement between the Registrant and Citibank, N.A. dated as of August 5, 2008. (1)

(g)(1)(b)	Amendment and Joinder to the Master Global Custodial Services Agreement dated July 15, 2016. (36)

(g)(1)(c)	Amendment and Joinder to the Master Global Custodial Services Agreement dated August 24, 2016. (36)

(g)(1)(d)	Amendment and Joinder to the Master Global Custodial Services Agreement dated February 27, 2017. (38)

(h)(1)	Revised Form of Broker-Dealer Agreement. (filed herewith)

(h)(2)(a)	Administration and Fund Accounting Agreement dated July 1, 2006 between Registrant and Victory Capital. (9)

(h)(2)(b)	Amendment dated July 1, 2009 to Administration and Fund Accounting Agreement dated July 1, 2006. (4)

(h)(2)(c)	Amendment No. 2 dated July 1, 2012 to Administration and Fund Accounting Agreement dated July 1, 2006. (5)

(h)(2)(d)	Amendment No. 3 dated May 21, 2015 to the Administration and Fund Accounting Agreement dated July 1, 2006. (33)

(h)(2)(e)	Amendment No. 4 dated August 19, 2015 to the Administration and Fund Accounting Agreement dated July 1, 2006. (33)

(h)(2)(f)	Amendment No. 5 dated August 24, 2016 to the Administration and Fund Accounting Agreement dated July 1, 2006. (36)

(h)(2)(g)	Schedule D to the Administration and Fund Accounting Agreement dated July 1, 2006, current as of February 22, 2017. (39)

(h)(3)(a)	Sub-Administration and Sub-Fund Accounting Agreement effective October 1, 2015 between Victory Capital and Citi Fund Services Ohio, Inc. (35)

(h)(3)(b)	Amendment dated as of February 27, 2017 to Sub-Administration and Sub-Fund Accounting Agreement. (36)

(h)(4)(a)	Transfer Agency Agreement dated April 1, 2002 between Registrant and BISYS. (18)

(h)(4)(b)	Schedule A to the Transfer Agency Agreement dated April 1, 2002, current as of December 2, 2009. (4)

(h)(4)(c)	Supplement dated June 3, 2002 to the Transfer Agency Agreement dated April 1, 2002. (18)

(h)(4)(d)	Amendment dated July 24, 2002 to the Transfer Agency Agreement dated April 1, 2002. (18)

(h)(4)(e)	Amendment dated May 18, 2004 to the Transfer Agency Agreement dated April 1, 2002. (12)

(h)(4)(f)	Amendment dated July 1, 2006 to the Transfer Agency Agreement dated April 1, 2002. (9)

(h)(4)(g)	Amendment dated July 1, 2009 to the Transfer Agency Agreement dated April 1, 2002. (4)

(h)(4)(h)	Amendment dated August 31, 2011 to the Transfer Agency Agreement dated April 1, 2002. (3)

(h)(4)(i)	Amendment dated July 1, 2012 to the Transfer Agency Agreement dated April 1, 2002. (21)

(h)(4)(j)	Amendment dated October 24, 2012 to the Transfer Agency Agreement dated April 1, 2002. (20)

(h)(4)(k)	Amendment dated October 23, 2013 to the Transfer Agency Agreement dated April 1, 2002. (7)

(h)(4)(l)	Amendment dated February 19, 2014 to the Transfer Agency Agreement dated April 1, 2002. (17)

(h)(4)(m)	Amendment dated April 1, 2015 to the Transfer Agency Agreement dated April 1, 2002. (28)

(h)(4)(n)	Amendment dated August 24, 2016 to the Transfer Agency Agreement dated April 1, 2002. (34)

(h)(5)(a)	Expense Limitation Agreement dated as of August 1, 2013. (6)

(h)(5)(b)	Schedule A to Expense Limitation Agreement dated as of November 1, 2017. (filed herewith)

(h)(6)(a)	Expense Limitation Letter Agreement relating to Strategic Allocation Fund dated February 22, 2017. (36)

(h)(6)(b)	Schedule A to Expense Limitation Letter Agreement dated as of March 1, 2017. (36)

(h)(7)(a)	Form of Fee Limitation Letter Agreement between Registrant and Adviser. (11)

(i)(1)(a)	Opinions of Morrison & Foerster LLP dated October 24, 2012 and Morris Nichols Arsht & Tunnell LLP dated October 24, 2012 relating to all then current Funds and Classes of Shares. (20)

(i)(1)(b)

Opinions of Morrison & Foerster LLP dated February 27, 2013 and Morris Nichols Arsht & Tunnell LLP dated February 27, 2013 relating to Class R Shares for Global, International and International Select Funds. (5)

(i)(1)(c)	Opinions of Morrison & Foerster LLP dated December 31, 2013 and Morris Nichols Arsht & Tunnell LLP dated December 31, 2013 relating to Select Fund. (8)

(i)(l)(d)	Opinions of Morrison & Foerster LLP dated March 28, 2014 and Morris Nichols Arsht & Tunnell LLP dated March 28, 2014 relating to Emerging Markets Small Cap Fund. (17)

(i)(l)(e)

Opinions of Morrison & Foerster LLP dated June 17, 2014 and Morris Nichols Arsht & Tunnell LLP dated June 17, 2014 relating to Integrity Micro-Cap Equity, Integrity Mid-Cap Value, Integrity Small/Mid Value, Integrity Small-Cap Value, Munder Emerging Markets Small-Cap, Munder Growth Opportunities, Munder Index 500, Munder International Fund-Core Equity, Munder International Small-Cap, Munder Mid-Cap Core Growth and Munder Total Return Bond. (19)

(i)(1)(f)	Opinions of Morrison & Foerster LLP dated February 13, 2015 and Morris Nichols Arsht & Tunnell LLP dated February 13, 2015 relating to Munder Small Cap Growth Fund. (26)

(i)(1)(g)	Opinions of Morrison & Foerster LLP dated February 24, 2015 and Morris Nichols Arsht & Tunnell LLP dated February 24, 2015 relating to Integrity Small/Mid-Cap Value Fund — Class R6, Munder

Total Return Bond Fund — Class R6, Munder International Fund-Core Equity Class R6 and Fund for Income Class R6. (27)

(i)(1)(h)

Opinions of Morrison & Foerster LLP dated June 13, 2016 and Morris Nichols Arsht & Tunnell LLP dated June 13, 2016 relating to Victory RS Focused Opportunity Fund, Victory RS Focused Growth Opportunity Fund, Victory RS Partners Fund, Victory RS Value Fund, Victory RS Large Cap Alpha Fund, Victory RS Investors Fund, Victory Global Natural Resources Fund, Victory RS Small Cap Growth Fund, Victory RS Select Growth Fund, Victory RS Mid Cap Growth Fund, Victory RS Growth Fund, Victory RS Science and Technology Fund, Victory RS Small Cap Equity Fund, Victory RS International Fund, Victory RS Global Fund, Victory Sophus Emerging Markets Fund, Victory Sophus Emerging Markets Small Cap Fund, Victory Sophus China Fund, Victory INCORE Investment Quality Bond Fund, Victory INCORE Low Duration Bond Fund, Victory High Yield Fund, Victory Tax-Exempt Fund, Victory High Income Municipal Bond Fund, Victory Floating Rate Fund and Victory Strategic Income Fund. (31)

(i)(1)(i)	Opinions of Morrison & Foerster LLP dated July 11, 2017 and Morris Nichols Arsht & Tunnell LLP dated July 11, 2017 relating to Victory RS Small Cap Growth Fund Class R6. (40)

(j)(1)	Consent of Morrison & Foerster LLP. (filed herewith)

(j)(2)	Consent of Ernst & Young LLP. (filed herewith)

(k)	Not applicable.

(l)(1)	Purchase Agreement dated November 12, 1986 between Registrant and Physicians Insurance Company of Ohio. (13)

(l)(2)	Purchase Agreement dated October 15, 1989. (14)

(l)(3)	Purchase Agreement. (15)

(l)(4)	Purchase Agreement dated February 16, 2010 with respect to Global Equity Fund. (16)

(l)(5)	Purchase Agreement dated March 28, 2014 with respect to Emerging Markets Small Cap Fund. (17)

(l)(6)	Purchase Agreement dated October 30, 2015 with respect to Munder Small Cap Growth Fund. (28)

(m)(1)(a)	Amended and Restated Distribution and Service Plan dated December 11, 1998 as amended and restated February 20, 2013 for Class R Shares. (6)

(m)(1)(b)	Schedule I to the Amended and Restated Distribution and Service Plan for Class R Shares revised as of December 7, 2016. (36)

(m)(2)(a)	Distribution and Service Plan dated February 26, 2002 as amended February 5, 2003 for Class C Shares. (6)

(m)(2)(b)	Schedule I to Distribution and Service Plan for Class C Shares, as revised as of December 7, 2016. (36)

(m)(3)(a)	Distribution and Service Plan dated August 1, 2013 for Class A shares of Registrant. (6)

(m)(3)(b)	Schedule I to Distribution and Service Plan for Class A Shares, current as of December 7, 2016. (36)

(n)(1)(a)	Amended and Restated Rule 18f-3 Multi-Class Plan, amended and restated February 22, 2017. (36)

(n)(1)(b)	Schedule A to Amended and Restated Rule 18f-3 Multi-Class Plan, amended and restated May 24,

2017. (40)

(p)(1)	Code of Ethics of Registrant as revised May 1, 2015. (32)

(p)(2)	Code of Ethics of the Adviser and the Distributor July 30, 2016. (34)

(p)(3)	Code of Ethics of Park Avenue Institutional Advisers LLC. (31)

(p)(4)	Code of Ethics of SailingStone Capital Partners LLC. (31)

Powers of Attorney of Leigh A. Wilson, David Brooks Adcock, Nigel D. T. Andrews, E. Lee Beard, David C. Brown, Sally M. Dungan, John L. Kelly and David L. Meyer. (31)

Powers of Attorney of Dennis M. Bushe and Gloria S. Nelund. (34)

(1)                                 Filed as an Exhibit to Post-Effective Amendment No. 86 to Registrant’s Registration Statement on Form N-1A filed electronically on November 14, 2008, accession number 0001104659-08071024.

(2)                                 Filed as an Exhibit to Post-Effective Amendment No. 60 to Registrant’s Registration Statement on Form N-1A filed electronically on June 1, 2000, accession number 0000922423-00-000816.

(3)                                 Filed as an Exhibit to Post-Effective Amendment No. 97 to Registrant’s Registration Statement on Form N-1A filed electronically on December 22, 2011, accession number 0001104659-11-070891.

(4)                                 Filed as an Exhibit to Post-Effective Amendment No. 89 to Registrant’s Registration Statement on Form N-1A filed electronically on December 4, 2009, accession number 0001104659-09-068535.

(5)                                 Filed as an Exhibit to Post-Effective Amendment No 103 to Registrant’s Registration Statement on Form N-1A filed electronically on February 27, 2013, accession number 0001104659-13-015010.

(6)                                 Filed as an Exhibit to Post-Effective Amendment No. 105 to Registrant’s Registration Statement on Form N-1A filed electronically on October 15, 2013, accession number 0001104659-13-075668.

(7)                                 Filed as an Exhibit to Post-Effective Amendment No. 106 to Registrant’s Registration Statement on Form N-1A filed electronically on December 23, 2013, accession number 0001104659-13-092003.

(8)                                 Filed as an Exhibit to Post-Effective Amendment No. 107 to Registrant’s Registration Statement on Form N-1A filed electronically on December 31, 2013, accession number 0001104659-13-093041.

(9)                                 Filed as an Exhibit to Post-Effective Amendment No. 77 to Registrant’s Registration Statement on Form N-1A filed electronically on December 20, 2006, accession number 0001104659-06-082890.

(10)                          Filed as an Exhibit to Post-Effective Amendment No. 79 to Registrant’s Registration Statement on Form N-1A filed electronically on June 29, 2007, accession number 0001104659-07-051406.

(11)                          Filed as an Exhibit to Registrant’s Registration Statement on Form N-14, File No. 333-19666, filed electronically on June 11, 2014, accession number 0001104659-14-045290.

(12)                          Filed as an Exhibit to Post-Effective Amendment No. 120 to Registrant’s Registration Statement on Form N-1A filed electronically on October 10, 2014, accession number 0001104659-14-071313.

(13)                          Filed as Exhibit 13 to Registrant’s Pre-Effective Amendment No. 1 to Registration Statement on Form N-1A filed on November 13, 1986.

(14)                          Filed as Exhibit 13(b) to Registrant’s Post-Effective Amendment No. 7 to Registration Statement on Form N-1A filed on December 1, 1989.

(15)                          Filed as Exhibit 13(c) to Registrant’s Post-Effective Amendment No. 7 to Registration Statement on Form N-1A filed on December 1, 1989.

(16)                          Filed as an Exhibit to Post-Effective Amendment No. 91 to Registrant’s Registration Statement on Form N-1A filed electronically on February 16, 2010, accession number 0001104659-10-007421.

(17)                          Filed as an Exhibit to Post-Effective Amendment No. 112 to Registrant’s Registration Statement on Form N-1A filed electronically on March 28, 2014, accession number 0001104659-14-024014.

(18)                          Filed as an Exhibit to Post-Effective Amendment No. 66 to Registrant’s Registration Statement on Form N-1A filed electronically on December 27, 2002, accession number 0000922423-02-001283.

(19)                          Filed as an Exhibit to Post-Effective Amendment No. 117 to Registrant’s Registration Statement on Form N-1A filed electronically on June 17, 2014, accession number 0001104659-14-046546.

(20)                          Filed as an Exhibit to Post-Effective Amendment No. 101 to Registrant’s Registration Statement on Form N-1A filed electronically on October 26, 2012, accession number 0001104659-12-071603.

(21)                          Filed as an Exhibit to Post-Effective Amendment No. 30 to Munder Series Trust’s Registration Statement on Form N-1A filed electronically on October 28, 2008, accession number 0001193125-08-218017.

(22)                          Filed as an Exhibit to Post-Effective Amendment No. 68 to RS Investment Trust’s Registration Statement on Form N-1A filed electronically on May 9, 2007, accession number 0001104659-07-037658.

(23)                          Filed as an Exhibit to Post-Effective Amendment No. 72 to RS Investment Trust’s Registration Statement on Form N-1A filed electronically on September 16, 2008, accession number 0001193125-08-196596.

(24)                          Filed as an Exhibit to Post-Effective Amendment No. 69 to RS Investment Trust’s Registration Statement on Form N-1A filed electronically on July 23, 2007, accession number 0001104659-07-055269.

(25)                          Filed as an Exhibit to Registrant’s Registration Statement on Form N-14, File No. 333-209399, filed electronically on March 17, 2016, accession number 0001104659-16-105882.

(26)                          Filed as an Exhibit to Post-Effective Amendment No. 122 to Registrant’s Registration Statement on Form N-1A filed electronically on February 20, 2015, accession number 0001104659-15-012670.

(27)                          Filed as an Exhibit to Post-Effective Amendment No. 123 to Registrant’s Registration Statement on Form N-1A filed electronically on February 26, 2015, accession number 0001104659-15-014530.

(28)                          Filed as an Exhibit to Post-Effective Amendment No. 126 to Registrant’s Registration Statement on Form N-1A filed electronically on May 4, 2015, accession number 0001104659-15-033255.

(29)                          Filed as an Exhibit to Post-Effective Amendment No. 129 to Registrant’s Registration Statement on Form N-1A filed electronically on October 28, 2015, accession number 0001104659-15-073617.

(30)                          Filed as an Exhibit to Post-Effective Amendment No. 133 to Registrant’s Registration Statement on Form N-1A filed electronically on December 22, 2015, accession number 0001104659-15-086283.

(31)                          Filed as an Exhibit to Post-Effective Amendment No. 142 to Registrant’s Registration Statement on Form N-1A filed electronically on June 14, 2016, accession number 0001104659-16-126923.

(32)                          Filed as an Exhibit to Post-Effective Amendment No. 137 to Registrant’s Registration Statement on Form N-1A filed electronically on February 26, 2016, accession number 0001104659-16-100588.

(33)                          Filed as an Exhibit to Post-Effective Amendment No. 41 to Victory Portfolio II’s Registration Statement on Form N-1A filed electronically on October 28, 2015, accession number 0001104659-15-073665.

(34)                          Filed as an Exhibit to Post-Effective Amendment No. 144 to Registrant’s Registration Statement on Form N-1A filed electronically on October 28, 2016, accession number 0001104659-16-153019.

(35)                          Filed as an Exhibit to Post-Effective Amendment No. 54 to Victory Portfolio II’s Registration Statement on Form N-1A filed electronically on January 18, 2017, accession number 0001104659-17-002631.

(36)                          Filed as an Exhibit to Post-Effective Amendment No. 147 to Registrant’s Registration Statement on Form N-1A filed electronically on February 28, 2017, accession number 0001104659-17-012565.

(37)                          Filed as an Exhibit to Post-Effective Amendment No. 150 to Registrant’s Registration Statement on Form N-1A filed electronically on April 5, 2017, accession number 0001104659-17-021739.

(38)                          Filed as an Exhibit to Post-Effective Amendment No. 55 to Victory Portfolios II’s Registration Statement on Form N-1A filed electronically on March 31, 2017, accession number 0001104659-17-020677.

(39)                          Filed as an Exhibit to Post-Effective Amendment No. 153 to Registrant’s Registration Statement on Form N-1A filed electronically on April 28, 2017, accession number 0001104659-17-027612

(40)                          Filed as an Exhibit to Post-Effective Amendment No. 154 to Registrant’s Registration Statement on Form N-1A filed electronically on July 11, 2017, accession number 0001104659-17-044515

Item 29. Persons Controlled by or Under Common Control with Registrant.

None.

Item 30. Indemnification

Article X, Section 10.02 of Registrant’s Delaware Trust Instrument, as amended, incorporated herein as Exhibits (a)(2)(a) and (b) hereto, provides for the indemnification of Registrant’s Trustees and officers, as follows:

Section 10.02 Indemnification.

(a) Subject to the exceptions and limitations contained in Subsection 10.02(b):

(i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii) the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection (a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02.

Indemnification of the Fund’s principal underwriter, custodian, fund accountant, and transfer agent is provided for, respectively, in Section V of the Distribution Agreement incorporated by reference as Exhibit (e)(1) hereto, Section 12 of the Global Custodial Services Agreement incorporated by reference as Exhibit (g)(1) hereto, Section 9 of the Administration and Fund Accounting Agreement incorporated by reference as Exhibit (h)(2) hereto and Section 9 of the Transfer Agency Agreement incorporated by reference as Exhibit (h)(4) hereto. Registrant has obtained from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions. In no event will Registrant indemnify any of its trustees, officers, employees or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his office or under his agreement with Registrant. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release 11330 under the Investment Company Act of 1940 in connection with any indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser

Victory Capital Management Inc. (“VCM” or the “Adviser”) is a wholly-owned subsidiary of Victory Capital Holdings, Inc. (“VCH”). A majority of the equity interest in VCH is owned by Crestview Partners, through one or more investment vehicles, with employees of the Adviser owning a substantial minority interest in VCH. The Adviser provides investment advisory services to institutional clients including corporations, non-profits, public funds, Taft-Harley and sub-advisory clients. The Adviser offers domestic and international equity and domestic fixed income strategies to investors through a variety of products, including mutual funds, separate accounts, and collective trust funds. As of September 30, 2017, the Adviser managed or advised assets totaling in excess $58.9 billion for individual an institutional clients. The Adviser’s principal offices are located at 4900 Tiedeman Road, 4th Floor, Brooklyn, OH 44144, with additional offices in New York, New York, Birmingham, Michigan, Brentwood, Tennessee, Boston, Massachusetts, Rocky River, Ohio, Cincinnati, Ohio, Denver, Colorado, San Francisco, California and Des Moines, Iowa.

To the knowledge of Registrant, none of the directors or officers of the Adviser, except those set forth below, is or has been at any time during the past two calendar years engaged in any other business, profession, vocation or employment of a substantial nature, except that prior to August 1, 2013, certain directors and officers of the Adviser also held positions with the former parent company of the Adviser, KeyCorp or its subsidiaries, located at 127 Public Square, Cleveland, Ohio 44114.

The principal executive officers and directors of the Adviser and VCH are as follows:

David C. Brown	Director, Chairman and Chief Executive Officer of Adviser and VCH
Kelly S. Cliff	Director, President, Investment Franchises of Adviser and VCH
Michael D. Policarpo, II	Chief Operating Officer of Adviser and VCH, Director of Adviser
Terry Sullivan	Chief Financial Officer and Treasurer of Adviser and VCH, Director of Adviser
Nina Gupta	Chief Legal Officer and Secretary of Adviser and VCH, Director of Adviser

The business address of the foregoing individuals is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144.

Item 32. Principal Underwriter

(a) Victory Capital Advisers, Inc. (“VCA”) acts as principal underwriter for the shares of Registrant, Victory Portfolios II, Victory Variable Insurance Funds and Victory Institutional Funds.

(b) VCA, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, acts solely as distributor for the investment companies listed above. The officers of VCA, all of whose principal business address is set forth above, are:

Name	Positions and Offices with VCA	Position and Offices with Registrant
David C. Brown	Director	Trustee
Michael D. Policarpo, II	Director	None
Terry Sullivan	Director	None
Peter Scharich	Director, President and AML Officer	None
Nina Gupta	Director, Chief Legal Officer and Secretary	None
Donald Inks	Financial Operations Principal, Treasurer	None
Susan Woodard	Director, Chief Compliance Officer	None

(c) Not applicable.

Item 33. Location of Accounts and Records

(1) Victory Capital Management Inc., 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144 (records relating to its functions as investment adviser and administrator).

(2) Citibank, N.A., 388 Greenwich St., New York, New York 10013 (records relating to its function as custodian).

(3) Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, Ohio 43219 (records relating to its functions as sub-administrator and sub-fund accountant).

(4) FIS Investor Services LLC, 4249 Easton Way, Suite 400, Columbus, Ohio 43219 (records relating to its functions as transfer agent and dividend disbursing agent).

(5) Victory Capital Advisers, Inc., 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144 (records relating to its function as distributor).

(6) KPB Investment Advisors LLC, 127 Public Square, Cleveland, Ohio 44114 (records relating to its function as sub-adviser to the National Municipal Bond and Ohio Municipal Bond Funds).

(7) Park Avenue Institutional Advisers LLC, 7 Hanover Square, New York, New York 10004 (records relating to its function as sub-adviser to the Victory High Yield Fund, Victory Tax-Exempt Fund, Victory High Income Municipal Bond Fund, Victory Floating Rate Fund and Victory Strategic Income Fund).

(8) SailingStone Capital Partners LLC, One California Street, 30th Floor, San Francisco, California 94111 (records relating to its function as sub-adviser to the Victory Global Natural Resources Fund).

Item 34. Management Services

None.

Item 35. Undertakings

Not applicable.

NOTICE

A copy of the Certificate of Trust of Registrant, and all amendments, is on file with the Secretary of State of Delaware and notice is hereby given that this Post-Effective Amendment to Registrant’s Registration Statement has been executed on behalf of Registrant by officers of, and Trustees of, Registrant as officers and as Trustees, respectively, and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders of Registrant individually but are binding only upon the assets and property of Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 27th day of October, 2017.

VICTORY PORTFOLIOS
(Registrant)
By:	/s/ Christopher K. Dyer
Christopher K. Dyer, President (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 27th day of October, 2017.

/s/ Christopher K. Dyer	President (Principal Executive Officer)
Christopher K. Dyer

/s/ Allan Shaer	Treasurer (Principal Accounting Officer and
Allan Shaer	Principal Financial Officer)

	*	Chairman of the Board and Trustee
Leigh A. Wilson
	*	Trustee
David Brooks Adcock
	*	Trustee
Nigel D.T. Andrews
	*	Trustee
E. Lee Beard
	*	Trustee
David C. Brown
	*	Trustee
Dennis M. Bushe
	*	Trustee
Sally M. Dungan
	*	Trustee
John L. Kelly
	*	Trustee
David L. Meyer
	*	Trustee
Gloria S. Nelund

*By:	/s/ Jay G. Baris
Jay G. Baris
Attorney-in-Fact

VICTORY PORTFOLIOS

INDEX TO EXHIBITS

Exhibit Number	Exhibits:
EX-99.(d)(5)(b)

Form of Amendment to Investment Sub-Advisory Agreement dated as of July 29, 2016 between the Adviser and SailingStone Capital Partners LLC regarding the Victory Global Natural Resources Fund dated as of October   , 2017.

EX-99.(h)(1)	Revised Form of Broker-Dealer Agreement.
EX-99.(h)(5)(b)	Schedule A to Expense Limitation Agreement dated as of November 1, 2017.
EX-99.(j)(1)	Consent of Morrison & Foerster LLP.
EX-99.(j)(2)	Consent of Ernst & Young LLP.